As filed with the Securities and Exchange Commission on April 24, 2013

File No. 333-22557

File No. 811-08075

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐     Pre-Effective Amendment No.

☒     Post-Effective Amendment No. 18

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 124

(Check appropriate box or boxes.)

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

John E. Deitelbaum

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:     Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	On May 1, 2013 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	On pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Strategic Group Variable Universal Life®

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

This prospectus describes a variable rider issued in connection with certificates issued to individuals participating under a group flexible premium adjustable life insurance policy offered by Massachusetts Mutual Life Insurance Company (MassMutual). The group policy allows individual owners to elect certificates offering participation in MassMutual’s fixed account and to elect a rider to the certificate offering additional participation in a separate account of MassMutual. We refer to the certificates we issue to individuals who elect the variable rider as “policy” or “policies.” The policy provides lifetime insurance protection for as long as it remains in force. Appendix A to this prospectus contains a Glossary of certain words or phrases used in this prospectus.

The owner (you or your) has a number of investment choices in this policy. They include a Guaranteed Principal Account and more than twenty Separate Account divisions of a segment of Massachusetts Mutual Variable Life Separate Account I. Each of the Separate Account divisions invests in a corresponding fund. These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the surrender value will vary, depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

The prospectus and Statement of Additional Information (SAI) describe all material terms and features of the policy. Certain non-material provisions of your policy may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. See your policy for specific variations since any such state variation will be included in your policy or in riders or endorsements attached to your policy.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy or financing the purchase of the policy through a loan or through withdrawals from another policy may not be to your advantage. Before purchasing, you should consider the policy in conjunction with other insurance you own.

The policy:

•	Is not a bank or credit union deposit or obligation.
•	Is not FDIC or NCUA insured.
•	Is not insured by any federal government agency.
•	Is not guaranteed by any bank or credit union.
•	May go down in value.
•	Provides guarantees that are subject to our financial strength and claims-paying ability.

To learn more about the policy, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2013. The SAI is incorporated into this prospectus by reference and is legally a part of this prospectus. We filed the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a Web site (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

For a free copy of the SAI, or for general inquiries, contact our “Administrative Office” at the address and phone number below:

Massachusetts Mutual Life Insurance Company

LCM Document Management Hub

1295 State Street

PO Box 2488

Springfield, MA 01101-2488

1-800-548-0073

(Fax) 1-860-562-6154

(E-mail) LCMClientServices@massmutual.com

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling the MassMutual Customer Service Center.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

EFFECTIVE:  May 1, 2013

Massachusetts Mutual Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You may also allocate premium to the Guaranteed Principal Account. You may maintain account value in a total of eight Separate Account divisions and the Guaranteed Principal Account at any one time.

We will deliver to you copies of the current fund prospectuses and/or summary prospectuses, which contain detailed information about the funds and their investment objectives, strategies, policies, risks and expenses. You may also visit our website (massmutual.com) to access this prospectus, as well as the current fund prospectuses and summary prospectuses, or contact the MassMutual Customer Service Center to request copies.

American Century Variable Portfolios, Inc.

American Century VP Income & Growth Fund (Class I)

American Century VP Value Fund (Class I)

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio (Service Class)

MFS® Variable Insurance Trust

MFS® Growth Series (Initial Class)

MFS® New Discovery Series (Initial Class)

MFS® Research Series (Initial Class)

MML Series Investment Fund

MML Aggressive Allocation Fund (Initial Class)

MML Balanced Allocation Fund (Initial Class)

MML Blue Chip Growth Fund (Initial Class)

MML Conservative Allocation Fund (Initial Class)

MML Equity Index Fund (Class II)

MML Growth Allocation Fund (Initial Class)

MML Moderate Allocation Fund (Initial Class)

MML Series Investment Fund II

MML Equity Fund (Initial Class)

MML Managed Bond Fund (Initial Class)

MML Small Cap Equity Fund (Initial Class)1

MML Strategic Emerging Markets Fund (Class II)

Oppenheimer Variable Account Funds

Oppenheimer Capital Income Fund/VA (Non-Service)2

Oppenheimer Capital Appreciation Fund/VA (Non-Service)

Oppenheimer Core Bond Fund/VA (Non-Service)

Oppenheimer Global Fund/VA (Non-Service)3

Oppenheimer Global Strategic Income Fund/VA (Non-Service)

Oppenheimer Main Street Fund®/VA (Non-Service)

Oppenheimer Main Street Small Cap Fund®/VA (Non-Service)4

Oppenheimer Money Fund (Non-Service)

Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service)5

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA (Non-Service)

T. Rowe Price Equity Series, Inc.

T. Rowe Price Mid-Cap Growth Portfolio6

T. Rowe Price New America Growth Portfolio

1	Formerly known as MML Small/Mid Cap Equity Fund.
2	Formerly known as Oppenheimer Balanced Fund/VA.
3	Formerly known as Oppenheimer Global Securities Fund/VA.
4	Formerly known as Oppenheimer Main Street Small- & Mid-Cap Fund®/VA.
5	Formerly known as Oppenheimer Small- & Mid-Cap Growth Fund/VA.
6	The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for policies issued on May 1, 2004 or later.

Summary of Benefits and Risks

The following is a summary of the principal benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

Death Benefit	The primary benefit of your policy is life insurance coverage. While the policy is in force, which means the policy has not terminated, a death benefit will be paid to the beneficiary when the insured dies.
Choice of Death Benefit Options

The policy offers two death benefit options. Each is the greater of the minimum face amount in effect on the date of death, or:

1. Death Benefit Option A (a level amount option): The selected face amount in effect on the date of death.

2. Death Benefit Option B (a variable amount option): The selected face amount plus the account value of the policy on the date of death.

The death benefit we pay will be reduced by any outstanding policy debt and any unpaid premium needed to avoid termination.

Right to Return the Policy	You have a limited period of time after the policy is issued during which you can cancel the policy and receive a refund (“free look”). Please review your policy carefully for details.
Variable Investment Choices	The policy offers a choice of more than 20 investment divisions within its Separate Account. Each division invests in shares of a designated investment fund. You may invest in a maximum of eight divisions at a time.
Guaranteed Principal Account	In addition to the above mentioned variable investment choices, you may also allocate net premiums to the Guaranteed Principal Account. Amounts allocated to the Guaranteed Principal Account are guaranteed and earn interest daily. Certain restrictions apply to transfers to and from the Guaranteed Principal Account.
Flexibility

The policy is designed to be flexible to meet your specific life insurance needs. Within limitations, you can:

•   choose the timing, amount and frequency of premium payments;

•   change the death benefit option;

•   increase or decrease the policy’s face amount;

•   change the owner or beneficiary; and

•   change your investment selections.

Transfers	Within limitations, you may transfer funds among the investment divisions and the Guaranteed Principal Account. Limitations on transfers are described in the “Risks of the Policy” table and “Policy Transactions” sections. We also offer two automated transfer programs: Automated Account Rebalancing and Automated Account Value Transfer.
Surrenders and Withdrawals	You may surrender your policy and we will pay you its surrender value. You may also withdraw a part of the surrender value. A withdrawal will reduce your account value, may increase the risk that the policy will terminate, and may reduce the selected face amount of your policy. Surrenders and withdrawals may result in adverse tax consequences.
Loans	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your policy may terminate.
Assignability	You may assign the policy as collateral for a loan or other obligation.
Tax Benefits	You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral. Your beneficiary may receive the Death Benefit free of income tax.
Additional Benefits	There are a number of additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the Other Benefits Available Under the Policy section. An additional charge may apply if you elect a rider.

Risks of the Policy

Investment Risks	The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the variable investment divisions. It is possible you could lose your entire investment.
Suitability	Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the policy value in a short period of time.
Termination	Your policy could terminate if the value of the policy becomes too low to support the policy’s monthly charges or if total policy debt exceeds the account value. Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Before the policy terminates, however, you will have a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium. Termination of your policy may result in adverse tax consequences.
Limitations on Access to Cash Value

•   Withdrawals are not available during the first six months of the first policy year.

•   The minimum withdrawal amount is $500. A withdrawal charge equal to the lesser of 2% of the amount of the withdrawal or $25 will be deducted from the amount of the withdrawal.

•   The withdrawal amount may not exceed the non-loaned account value of the Separate Account division(s) or the Guaranteed Principal Account from which the withdrawal is to be made.

•   The maximum withdrawal amount is equal to the cash surrender value less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

Limitations on Transfers

•   Transfers from the Guaranteed Principal Account are generally limited to one per policy year and may not exceed the lesser of

(1)25% of your account value in the Guaranteed Principal Account at the time of your transfer or

(2) Your account value in the Guaranteed Principal Account (less any policy debt) less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

•   We reserve the right to restrict or reject transfers if we determine the transfers reflect frequent trading or a market-timing strategy or are required to restrict or reject by the applicable fund.

•   You may maintain account value in a maximum of eight (8) Separate Account divisions and the Guaranteed Principal Account at any one time.

•   We reserve the right to charge a transfer fee for each transfer after twelve transfers in a policy year.

Impact of Loans	Taking a loan from your policy may increase the risk that your policy will terminate. It will have a permanent effect on the policy’s surrender value and will reduce the death proceeds. Also, policy termination with an outstanding loan can result in adverse tax consequences.
Withdrawals	A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.
Adverse Tax Consequences

Certain transactions (including but not limited to withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of cost basis second. Also, distributions includible in income received before you attain age 59½ may be subject to a 10% penalty.

Existing tax laws that affect this policy may change at any time.

Policy Charge Changes	We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables. If we increase a policy or rider charge, you may need to increase the amount and/or frequency of your premiums to keep your policy in force.
Additional Risks	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. A more detailed description of these fees can be found in the “Charges and Deductions” section of this prospectus.

Transaction Fees

This table describes fees and expenses that you will pay at the time you pay premium, take account value out of the policy or exercise a particular rider.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Sales Load Charge[1]	When you pay premium	Not to exceed 5% of each premium.	5%
State Premium Tax Charge	When you pay premium	Not to exceed 5% of each premium.	This charge will always equal the applicable state rate multiplied by the premium paid.
Deferred Acquisition Cost (“DAC”) Tax Charge	When you pay premium	Not to exceed 0.25% of each premium.	This charge will always represent the expense to MassMutual of the deferred acquisition cost tax.
Withdrawal Charge	When you withdraw a portion of your account value from the policy	2% of the amount withdrawn, not to exceed $25 per withdrawal.	2% of the amount withdrawn, not to exceed $25 per withdrawal.
Transfer Charge	Upon each transfer after the first 12 transfers in a policy year	$0	$10
Accelerated Benefits Rider	If a claim for Accelerated Benefits is made	$0 (there is currently no charge for this rider)	$250

1	The Sales Load Charge varies for each employer group depending on (1) the group enrollment procedures selected by the employer, (2) the total group premium paid by the employer, (3) the size of the employer group, and (4) other factors. Once the Sales Load Charge is set, it will never change for any of the policies issued to individuals under the same group.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
For policies issued on or before December 16, 2008
Cost of Insurance Charge[1,2]	Monthly, on the policy’s monthly calculation date.	Current Range of Rates per $1000 of Insurance Risk: • $0.15 – $83.33	• $83.33 per $1000 of Insurance Risk
Cost of Insurance Charge for a 45 year old non-smoker in the standard risk class, with death benefit option 1.[3]	Monthly, on the policy’s monthly calculation date.	• $0.12 per $1000 of Insurance Risk	• $0.36 per $1000 of Insurance Risk
For policies issued after December 16, 2008
Cost of Insurance Charge[1,2]	Monthly, on the policy’s monthly calculation date.	Current Range of Rates per $1000 of Insurance Risk: • $0.09 – $43.15	• $43.15 per $1000 of Insurance Risk
Cost of Insurance Charge for a 45 year old non-smoker in the standard risk class, with death benefit option 1.[3]	Monthly, on the policy’s monthly calculation date.	• $0.12 per $1000 of Insurance Risk	• $0.28 per $1000 of Insurance Risk

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
For policies issued on, before or after December 16, 2008
Administrative Charge	Monthly, on the policy’s monthly calculation date.

(i)   Policies issued as part of an employer sponsored mandatory (basic) insurance program:

•   Fewer than 1,000 policies in a case, $5.25 per policy[4]

•   1,000+ policies in a case, $0.00 per policy[5]

(ii) All other policies, $5.25 per policy

$9 per policy
Mortality & Expense Risk Charge	Daily (at the effective annual rate)	Annual Rate: 0.75% of the policy’s average daily net assets in the Separate Account Divisions	Annual Rate: 1.00% of the policy’s average daily net assets in the Separate Account Divisions
Loan Interest Rate Expense Charge[6]	Reduces the interest we credit on the loaned value. We credit loan interest daily.	0.75%	1.25%
Accidental Death and Dismemberment Rider (AD&D)[7]	Monthly, on the policy’s monthly calculation date.	Rates per $1000 of Insurance Risk: • $0.04 – $0.06	Rates per $1000 of Insurance Risk: • $0.04 – $0.06
Accidental Death and Dismemberment Rider charge for a 45 year old, non-smoker, in the standard risk class.[8]	Monthly, on the policy’s monthly calculation date.	Rate per $1000 of Insurance Risk: • $0.05	Rate per $1000 of Insurance Risk: • $0.05

Rider Charges		Minimum/Maximum	Minimum/Maximum
Waiver of Monthly Charges Rider[7]	Monthly, on the policy’s monthly calculation date.	Rates per $1 of Monthly Deduction:[8] • $0.05 – $0.12	Rates per $1 of Monthly Deduction:[8] • $0.05 – $0.12
Waiver of Monthly Charges Rider charge for a 45 year old male, non-smoker, in the standard risk class.[9]	Monthly, on the policy’s monthly calculation date.	Rate per $1 of Monthly Deduction: • $0.11	Rate per $1 of Monthly Deduction: • $0.11

All of the monthly charges listed in the table above are deducted from the Guaranteed Principal Account. If the value in the Guaranteed Principal Account is less than the charges, the deficiency will be deducted proportionately from the then current account values in the Separate Account divisions. The mortality and expense charge is deducted from the assets of the Separate Account only.

1	The cost of insurance charge rates may vary by the insured’s issue age, risk classification, selected face amount, policy duration and group rating. This rate may not be representative of the charge that a particular policyowner will pay. If you would like information on the cost of insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling the MassMutual Customer Service Center at 1-800-548-0073.

2	For policies that were issued and where the minimum initial premium was paid on or before December 16, 2008, the maximum cost of insurance rates are based on the 1980 Commissioners’ Standard Ordinary (1980 CSO) Tables. For policies issued or where the minimum initial premium is paid after December 16, 2008, the maximum cost of insurance rates are based on the 2001 Commissioners’ Standard Ordinary (2001 CSO) Table. In all cases, the cost of insurance charge rates reflected in this table are for standard risks.

3	The rates shown for “representative insured” are first year rates for supplemental coverage only. Rates for mandatory coverage for the 1st year are $0.11 (Current Amount Deducted) and $0.48 (Maximum Amount Deducted) for groups issued prior to November 1, 2005 and $0.10 (Current Amount Deducted) and $0.48 (Maximum Amount Deducted) for groups issued on and after November 1, 2005. The rates will increase as the insured ages. For groups issued on and after November 1, 2005, eligibility to maintain these “Current Amount Deducted” rates is contingent upon the group’s meeting our established criteria for this rate class. We reevaluate eligibility for the rate class at five-year intervals from the anniversary of the effective date of the employer’s participation in the group contract.

4	For employer sponsored mandatory (basic) insurance programs, cases issued with fewer than 1,000 policies will be reviewed annually on the anniversary of the effective date of the employer’s participation in the group contract. If on such date the number of policies in the case exceeds 1,000, we will eliminate the monthly Administrative Charge for the policies in that case. Such reduction will take effect within 60 days of the date of the annual review.

5	If you become disassociated from your employer or your employer no longer sponsors the insurance program, the monthly Administrative Charge for your policy will be $5.25.

6	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate we charge and the interest credited on loaned amounts.

7	The accidental death and dismemberment rider charges and the waiver of monthly charges rider charges vary based on the individual characteristics of the insured. These rider charges may not be representative of the charges that a particular policyowner will pay. If you would like information on the accidental death and dismemberment rider charges and the waiver of monthly charges rider charges for your particular situation, you can request a personalized illustration from your registered representative or by calling the MassMutual Customer Service Center at 1-800-548-0073.

8	The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) cost of insurance charge and (c) any applicable rider charges.

9	The rates shown for the “representative insured” are first year rates only.

Annual Fund Operating Expenses

While you own the policy, if your assets are invested in any of the divisions, you will be subject to the fees and expenses charged by the fund in which that division invests. The table below shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2012 (before any waivers or reimbursements).1 Current and future expenses may be higher or lower than those shown. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy, is contained in each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.34%	1.63%

1	The fund expenses used to prepare this table were provided to us by the funds. We have not independently verified such information.

The Company

In this prospectus, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, and mutual funds to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Variable Rider to Group Flexible Premium Adjustable Life Insurance Certificate (GVUL)

Availability

Only certificate owners may elect the variable rider. The certificates are only available to individuals who are members of a group acceptable to MassMutual where the group sponsor such as an employer, sponsoring organization or trust executes a participation agreement requesting participation in a group contract issued by MassMutual. We refer to the certificates we issue to individuals who elect the variable rider as a “policy” or “policies.” We aggregate each individual in a group for purposes of determining:

•	issue dates;
•	policy dates;
•	underwriting classification; and
•	sales load percentages.

The group contract and the participation agreement specify the rights and privileges of the employer or group sponsor. The policy is evidence of coverage under the group contract, and you may exercise all rights and privileges under the policy through the employer or group sponsor. After termination of the employment or other relationship or if the employer is no longer sponsoring the program, you may exercise all rights and privileges directly with us.

In certain states, the policy is not available as a variable rider to a group flexible premium adjustable life insurance certificate. In these states, the policy is only available as a group flexible premium variable adjustable life insurance certificate issued under a group flexible premium variable adjustable life insurance policy. The policy will still provide you the opportunity to allocate account value to the Separate Account and in all material respects is identical to the variable rider to a group flexible premium adjustable life insurance certificate.

In connection with the offering and sale of the policy, we reserve the right to reject any purchase application.

General Overview

The policy is a life insurance contract between you (the owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies while the policy is in force.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s face amount. The policy also offers you a choice of two death benefit options and you can, within limitations, change your death benefit option. This flexibility allows you to meet changing insurance needs under a single life insurance policy.

Generally, you are not taxed on policy earnings until you take money out of the policy. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a Guaranteed Principal Account (GPA). Your policy value and the amount of the death benefit we pay may vary due to a number of factors, including, but not limited to, the investment performance of the funds you select, the interest we credit on the Guaranteed Principal Account, and the death benefit option you select. When the insured dies, if the policy is in force, we will pay the beneficiary a death benefit.

From time to time you may want to submit a written request for a change of beneficiary, a transfer, or some other action. We can only act upon your request if we receive it in “good order.” “Good order” means that all the documents and forms necessary to process a request are complete and received by us at the location designated by us for the particular transaction (e.g., our Administrative Office; our secure website). Contact our Administrative Office to learn what information we require for your request to be in good order. Generally, your request must include the information, documentation, instructions, and/or authorization we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular request is in good order, and we reserve the right to change or waive any good order requirements at any time.

All financial transactions (including premium payments, surrenders, withdrawals, loan related transactions, and transfers) received in good order will be effective on a valuation date. A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Any financial transaction request (including telephone, fax, and website requests) received after the close of the NYSE is processed as of the next valuation date. Under certain circumstances we may defer payment of certain financial transactions. See “When We Pay Death Benefit Proceeds” and “Other Policy Rights and Limitations”. Valuation dates do not include days when the NYSE is closed, which generally includes weekends and major U.S. holidays.

This policy is “participating” which means it may or may not share in any dividends we pay. Each year we determine how much money can be paid as dividends. This is called divisible surplus. We then determine how much of this divisible surplus is to be allocated to this policy. This determination is based on the policy’s contribution to divisible surplus. Since we do not expect this policy to contribute to divisible surplus, we do not expect that any dividends will be payable on this policy.

Owner, Insured, Beneficiary

Owner

The owner is the person who will generally make the choices that determine how the policy operates while it is in force. You name the owner in the application. However, the owner may be changed while the policy is in force; therefore, the owner is the person we have listed as such in our records. Generally, the change of owner will take effect as of the date the written request is signed. However, in certain states, you may not change owners without our approval. We will refuse or accept any requested change of owner on a non-discriminatory basis. Please refer to your policy. Each change will be subject to any payment we made or other action we took before receiving the written request. When we use the terms “you” or “your” in this prospectus, we are referring to the owner.

The sale of your policy to an unrelated investor, sometimes called a viatical or a life settlement, typically has high transaction costs which may significantly reduce the value of the settlement. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Refer to the subsection “Sales to Third Parties” under the “Federal Income Tax Considerations” section of this prospectus for more information.

Insured

The insured is the person on whose life the policy is issued. The insured is named in the application for the policy. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance. Generally, we will not issue a policy for an insured who is more than 75 years old.

Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to our Administrative Office. If an irrevocable beneficiary has been named, the owner must have their consent to change the beneficiary. Generally, the change will take effect as of the date your request is signed. Each change will be subject to any payment we made or other action we took before receiving the request.

If no beneficiary is living or in existence when the insured dies, we will pay you the death benefit unless the policy states otherwise. If you are deceased, the death benefit will be paid to your estate.

Purchasing a Policy

Purchasing A Policy

To apply for a policy you must send us a completed application. The minimum selected face amount of a policy is currently $50,000. The owner selects, within our limits, the policy’s face amount. The face amount is used to determine the amount of insurance coverage the policy provides while it is in force. The initial selected face amount is the face amount on the policy date. It will be listed on the first page of your policy.

We determine whether to accept or reject the application for the policy. Coverage under the policy generally becomes effective on the policy’s issue date. However, if we have not received the first premium and all documents necessary to process the premium by the issue date, coverage will not begin until the date those items are received, in good order, at our Administrative Office.

Your Right To Return the Policy

You have the right to examine your policy. If you change your mind about owning it, generally, you may cancel it within 10 calendar days of receiving it (free look). Your election of the variable rider does not increase or decrease the duration of this free look period. If you cancel the policy within the free look period we will issue you a refund. The free look period may vary depending on your state’s requirements.

The refund equals either:

•	the account value plus any premium deduction(s) and monthly deduction(s) reduced by any loans or withdrawals; or
•	where required by state law, all premiums paid, reduced by any loans or withdrawals.

During the free look period, your net premium payment is held in the Guaranteed Principal Account. If you elect the variable rider after the free look period applicable to your certificate has expired, the net premiums that you pay will be applied among the Guaranteed Principal Account and the divisions of the Separate Account in accordance with your instructions.

To cancel the policy, return it to us at our Administrative Office, to the agent who sold the policy, or to one of our agency offices.

Replacements of Life Insurance and Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy or contract will generally earn a commission if you buy the new policy or contract through a replacement. Remember that if you replace a policy or contract with another policy or contract, there may be a surrender charge period for the new policy or contract. In addition, other charges may be higher (or lower) and the benefits may be different. A new policy may also have a new contestability period, which generally provides that the insurance company cannot void the contract after it has been in force for two years because of misrepresentation or concealment by the insured in obtaining the policy.

You should also note that once you have replaced your life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new life insurance policy or annuity contract during the “free look” period.

If you purchase the policy described in this prospectus in exchange for an existing policy or contract from another company, we may not receive your initial premium payment from the other company for a substantial period of time after we receive your signed application.

Premiums

Premium Payments

There are two premium concepts under the policy:

•	Minimum Initial Premium
•	Modal Term Premium

Minimum Initial Premium

You must pay the minimum initial premium and submit the application and all other required forms in good order to our Administrative Office before we will issue your variable rider. The minimum initial premium is $500, which can be paid in one lump sum or throughout the first Policy Year via payroll deduction or by the Pre-Authorized Check (PAC) Premium Payment Service (described below). The minimum amount for each payroll deduction or PAC premium payment is $50 per month.

There is no $500 minimum initial premium payment requirement to activate the variable rider in states where we issue the policy as a group flexible premium variable adjustable life insurance certificate instead of as a variable rider to a group flexible premium adjustable life insurance certificate.

Modal Term Premium

Your employer remits the estimated premium amount that is necessary to cover the premium deductions and monthly deductions we assess under the policy during a period of time selected by Your employer. We call the estimated premium amount a “modal term premium.” The period of time selected by your employer can be one month, one calendar quarter, a six month period or one year. We call this period of time the “modal term.” We always apply billed modal term premiums to the Guaranteed Principal Account.

We base the modal term premium for a policy upon:

•	cost of insurance rates;
•	the sales load;
•	the state premium tax charge;
•	the deferred acquisition cost tax charge;
•	the administrative charge; and
•	any applicable rider charges.

The modal term premium for your policy may be subject to minimum and maximum amounts depending on:

•	the selected face amount of your policy;
•	the insured’s age; and
•	the employer group.

Please refer to Appendix B for the calculation of a hypothetical modal term premium.

The modal term selected by the employer in the participation agreement forms the basis for the billing cycle for your policy. If the employer selects a monthly modal term, then we will send your employer a monthly premium invoice for your policy. If the employer selects a yearly modal term, then we will send your employer an annual premium invoice. The employer may change the selected modal term at any time by written request to us. Your modal term is specified in your policy’s schedule page.

If you become disassociated from your employer or if your employer no longer sponsors the program, you may elect to continue the policy on your own. If you choose to continue the policy, you will become vested in all policy rights previously held by your employer, including the right to change the modal term to any mode but monthly, unless you select the monthly Pre-Authorized Check (PAC) Premium Payment Service (described below).

There is no penalty if the employer does not pay the modal term premium; however, if the employer does not pay the modal term premium by the premium notice due date, we will deduct that amount from your account value. Payment of this amount does not guarantee coverage for any period of time. Even if the employer pays modal term premiums, the policy terminates if the account value becomes insufficient to pay account value charges and the grace period expires without sufficient payment. (Please refer to “Policy Termination and Reinstatement” in the “Policy Value” section.)

Pre-Authorized Check (PAC) Premium Payment Service

You may elect to pay premiums by pre-authorized check. If you elect this service, we will automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period (see “Policy Termination and Reinstatement” for more information). You can discontinue this service by contacting our Administrative Office.

We must receive notification of account changes at our Administrative Office prior to 15 days before the next draft. Withdrawals from your bank account will be made on the 1st of each month. We may discontinue the pre-authorized check service and automatically switch you to quarterly payments if (1) your policy has insufficient value to cover the monthly charges due and your elected premium is below the current monthly deductions or (2) we are unable to obtain the premium payment from your bank account.

Premium Flexibility

While your policy is in force, you may pay premiums at any time before the death of the insured subject to certain restrictions. Except for the minimum initial premium, so long as you have sufficient account value to keep the policy in force, there are no minimum premium payments under the policy.

We have the right to refund a premium paid in any year if it will increase the net amount at risk under the policy. Premium payments must be sent in good order to our Administrative Office.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC). We will not credit any amount of premium to your policy that will exceed MEC limits unless we have written authorization from the policy owner to allow MEC status. Additionally, we will follow these procedures:

•	If we receive a subsequent premium payment that would cause the policy to become a MEC, the premium payment will be considered not in good order. We will credit only that part of the premium payment to the policy that will not cause the policy to become a MEC. We will return the remaining portion of the payment to the premium payer.
•	In addition, the payment frequency may be changed to annual to prevent subsequent premium bills from being produced prior to the next policy anniversary date.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period, because the start of the 7-pay year may no longer coincide with your policy anniversary. Please refer to the “Federal Income Tax Considerations” section of this prospectus.

How and When Your Premium is Allocated

You choose the percentages of your net premiums to be allocated to the Separate Account divisions and/or the Guaranteed Principal Account. You may choose any percentages (in whole numbers) as long as the total is 100%. You may allocate net premium payments to a maximum of eight Separate Account divisions and the Guaranteed Principal Account at any time. However, we reserve the right to limit the number of Separate Account divisions to which you can allocate your premiums if the limitation is necessary to protect your policy status as life insurance under federal tax law.

You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone or fax transmission, subject to certain restrictions. Please note that telephone, fax, or website transactions may not always be available. Telephone, computer systems, and faxes can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

A request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, the change will become effective on the next valuation date.

To allocate net premiums or to transfer account value to a ninth Separate Account division, you must transfer 100% of the account value from one or more of your eight selected Separate Account divisions.

During the free look period, we will apply the initial net premium we receive under certificates to which a variable rider has been added to the Guaranteed Principal Account. At the end of the free look period, we will apply your account value to the Guaranteed Principal Account and/or Separate Account divisions according to your instructions and subject to our current allocation rules.

If a payment is dishonored by your bank after we have applied the premium payment to your policy, the transaction will be deemed void and your payment will be reversed.

Investment Choices

The Separate Account

The part of your premium that you invest in your variable investment divisions is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account.” The Company owns the assets in the Separate Account.

We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

MassMutual has claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (the “CEA”) with respect to the Separate Account and, therefore, is not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the Separate Account.

The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the policies.

We have established a segment within the Separate Account to receive and invest premium payments for the policies.

Currently, we have established 29 divisions within the policies’ designated segment. Each division purchases shares in a corresponding fund. Policyowners do not invest directly into the underlying funds. Instead, they invest in the Separate Account divisions. The Separate Account owns the fund shares. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

We have the right to make certain changes to the Separate Account as described in the section of this prospectus entitled “Reservation of Company Rights to Change the Policy or Separate Account.”

Underlying Funds

We do not recommend or endorse any particular fund and we do not provide investment advice. You are responsible for choosing the funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including each fund’s prospectus, Statement of Additional Information, and annual and semiannual reports. After you select funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your policy account value resulting from the performance of the funds you have chosen.

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the type of fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectus. You should read the information contained in the fund prospectuses carefully. Each year while you own the policy, we will send you the current fund prospectuses and/or summary prospectuses. You may also visit our website (massmutual.com) to access this prospectus, the current fund prospectuses and summary prospectuses, or contact the MassMutual Customer Service Center to request copies. There can be no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, and partly as a result of insurance charges, the yield on the money market investment fund may become extremely low and possibly negative.

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Asset Allocation
	MML Aggressive Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A
	MML Balanced Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A
	MML Conservative Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A
	MML Growth Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A
	MML Moderate Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A
Money Market
	Oppenheimer Money Fund/VA1 (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Fixed Income
	MML Managed Bond Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
	Oppenheimer Core Bond Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer Global Strategic Income Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Balanced
	Oppenheimer Capital Income Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Large Cap Value
	American Century VP Income & Growth Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
	MML Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: Loomis, Sayles & Company, L.P. and OppenheimerFunds, Inc.
Large Cap Blend
	Fidelity® VIP Contrafund® Portfolio (Service Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
	MFS® Research Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
	MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.
	Oppenheimer Main Street Fund®/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Large Cap Growth
	MFS® Growth Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
	MML Blue Chip Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.
	Oppenheimer Capital Appreciation Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	T. Rowe Price New America Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
Small/Mid Cap Value
	American Century VP Value Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
Small/Mid Cap Blend
	MML Small Cap Equity Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer Main Street Small Cap Fund®/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Small/Mid-Cap Growth
	MFS® New Discovery Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
	Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	T. Rowe Price Mid-Cap Growth Portfolio[2]	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
International/Global
	Oppenheimer Global Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer International Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	MML Strategic Emerging Markets Fund (Class II)	Adviser: MassMutual Sub-Adviser: Baring International Investment Limited

1	An investment in a Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
2	The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for policies issued on May 1, 2004 or later.

Asset Allocation Funds

The following asset allocation funds are also referred to as funds-of-funds. They are known as funds-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in the underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests. You should read the MML Series Investment Fund prospectus for more information about these funds-of-funds.

•	MML Aggressive Allocation Fund
•	MML Balanced Allocation Fund
•	MML Conservative Allocation Fund
•	MML Growth Allocation Fund
•	MML Moderate Allocation Fund

Addition, Removal, Closure, or Substitution of Funds

We do not guarantee that each fund will always be available for investment through the policy. We have the right to change the funds offered through the policy, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain policy owners. Examples of possible changes include: adding new funds or fund classes, removing existing funds or fund classes, closing existing funds or fund classes, or substituting a fund with a different fund. New or substitute funds may have different fees and expenses. We will not add, remove, close, or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by applicable law. We may also decide to purchase for the Separate Account securities from other funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which your policy belongs.

Compensation We Receive From Funds, Advisers and Sub-Advisers

Compensation We Receive From Funds

We and certain of our affiliates receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of a fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (“MassMutual’s variable contracts”). An investment in a fund with a 12b-1 fee will increase the cost of your investment in this policy.

Compensation We Receive From Advisers and Sub-Advisers

We and certain of our insurance affiliates also receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services on behalf of the funds in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.30%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation is not reflected in the funds’ expenses because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Policy owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

For a list of the funds whose advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements or call the MassMutual Customer Service Center at the number shown on page 1 of this prospectus.

Compensation In General

The compensation that we receive may be significant and we may profit from this compensation. Additionally, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance. We review the funds periodically and may remove a fund, or limit its availability to new premiums and/or transfers of account value if we determine that a fund no longer satisfies one or more of the selection criteria; and/or if the fund has not attracted significant allocations from policy owners. We have included certain funds at least in part because they are managed by us or an affiliate.

The Guaranteed Principal Account

In addition to the Separate Account, you may allocate net premium or transfer account value to the Guaranteed Principal Account. Amounts you allocate or transfer to the Guaranteed Principal Account become part of MassMutual’s general account assets, which supports life insurance and annuity obligations. Assets of our general investment account may be used to pay any of our liabilities. You do not share in the investment experience of those assets. Rather, we guarantee a 3% rate of return on your allocated amount.

For amounts transferred to the Guaranteed Principal Account due to a policy loan, the guaranteed rate is the greater of:

a.	3%, or
b.	the policy loan rate less the current loan interest rate expense charge (this charge is currently 0.75% and will not exceed 1.25%).

We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on your policy’s monthly calculation date. You bear the risk that no higher rates of interest will be credited.

For more information about our general investment account, refer to the “Our Ability to Make Payments Under the Policy” section.

Policy Value

How the Value of your Policy is Calculated

The value of your policy is called its account value. The account value has two components:

1.	the variable account value, and
2.	the Guaranteed Principal Account value.

We will calculate your account value on each valuation date. Initially, this value equals the net amount of the first premium you and your employer paid under the policy. This amount is applied to the Guaranteed Principal Account until the expiration of the free look period. The account value is then allocated among the Separate Account divisions and/or the Guaranteed Principal Account according to your instructions, subject to applicable restrictions. We always apply billed modal term premiums paid by the employer to the Guaranteed Principal Account.

Variable Account Value

Transactions in your variable divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the Guaranteed Principal Account;
•	transfers and withdrawals from the Separate Account;
•	fees and charges deducted from the Separate Account;
•	the net investment experience of the Separate Account; and
•	loans deducted from the Separate Account.

Net Investment Experience

The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the Separate Account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the premium payment allocated to a division by the value of the accumulation unit for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the end of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Guaranteed Principal Account Value

The Guaranteed Principal Account value is the accumulation at interest of:

•	net premiums allocated to the Guaranteed Principal Account; plus
•	amounts transferred into the Guaranteed Principal Account from the Separate Account; minus
•	amounts transferred or withdrawn from the Guaranteed Principal Account; and minus
•	monthly charges deducted from the Guaranteed Principal Account.

Interest on the Guaranteed Principal Account

The Guaranteed Principal Account value earns interest at an effective annual rate, credited daily.

For the part of the Guaranteed Principal Account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual credited loan interest rate minus the loan interest rate expense charge; or
•	3%, if greater.

For the part of the Guaranteed Principal Account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 3%, if greater.

The current interest rate may change as often as monthly and becomes effective on your policy’s monthly calculation date.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make premium payments. In addition, making premium payments will not guarantee that the policy will remain in force (for example, if the investment experience of the underlying funds has been unfavorable, your cash surrender value may decrease even if you make periodic premium payments). If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. If the policy is reinstated any adverse tax consequences that resulted from the termination cannot be reversed. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the “Federal Income Tax Considerations” section.

Policy Termination

We will not terminate your policy for failure to pay premiums. However, if on a monthly calculation date the account value less any policy debt is insufficient to cover the total monthly deduction, your policy will enter a grace period. We refer to all outstanding loans plus accrued interest as “policy debt”.

Grace Period

Before your policy terminates, we allow a grace period during which you can pay the amount of premium needed to avoid termination. We will mail you and any assignee a notice stating this amount.

The grace period begins on the date the monthly charges are due. It ends on the later of:

a.	61 calendar days after the date it begins, and
b.	30 calendar days after the date we mail you the notice at the last known address shown in our records.

During the grace period, the policy will stay in force; however, policy transactions (as described below) cannot be processed. If the insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid monthly deductions.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value.

Reinstatement

For a period of five (5) years after termination, you may be able to reinstate the policy during the insured’s lifetime. We will not reinstate the policy if it has been surrendered for its cash surrender value. Before we reinstate the policy, we must receive:

1.	A completed application to reinstate on our administrative form;
2.	Evidence of insurability satisfactory to us.
3.	A premium payment that will produce an account value equal to 3 times the monthly charges due on the monthly calculation date on or next following the date of reinstatement approval; and
4.	If applicable, a signed acknowledgement that the policy will become a modified endowment contract.

If you reinstate your policy, the selected face amount will be the same as it was when the policy terminated. The policy will be reinstated on the monthly deduction date that is on, or next follows, the date we approve your application (the “reinstatement date”). We will assess monthly charges due to us upon reinstatement of the policy as of the reinstatement date. Your account value at reinstatement will be the premium paid at that time, reduced by any applicable sales load, premium tax charges and federal deferred acquisition cost tax charges and any monthly charges then due. We do not reinstate policy debt.

If you reinstate your policy, it may become a “modified endowment contract” under current federal law. Please consult your tax adviser. More information on modified endowment contracts is included in the “Federal Income Tax Considerations” section.

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless reinstatement occurs within 90 calendar days of the end of the grace period. In no situation, however, can adverse tax consequences resulting from lapse with policy debt be reversed.

Policy Transactions

While your policy is in force, you may generally transfer funds among the variable investment divisions and to or from the Guaranteed Principal Account. You may also borrow against, make withdrawals from, or surrender the policy. However, these transactions, which are discussed more fully below, cannot be processed during a grace period. You must pay any premium due before subsequent financial transaction requests can be processed.

All transaction requests must be submitted in good order to our Administrative Office. Please note that telephone, fax, or website transactions may not always be available. Telephone, computer systems, and faxes can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations. We reserve the right to suspend telephone, website, and/or fax privileges at any time.

Transfers

You may transfer all or part of a Separate Account division’s account value to any other division or the Guaranteed Principal Account. Transfers are effective on the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your transfer request will be effective on the next valuation date.

You can make transfers by written request on our administrative form, by calling our Administrative Office or via our website. In your transfer request, you must indicate the dollar amount or the percentage (in whole numbers) you wish to transfer.

Generally, there is no limit on the number of transfers that you may make among the Separate Account divisions. However, as discussed more fully in the section below, we may terminate, limit, or modify your ability to make such transfers due to frequent trading or market timing activity. We currently do not charge a fee for transfers. We do, however, reserve the right to charge a fee for transfers if there are more than twelve (12) transfers in a policy year. This fee will not exceed $10 per transfer. We will consider all transfers made on one valuation date to be one transfer.

You may maintain account value in a maximum of eight (8) Separate Account divisions and the Guaranteed Principal Account at any one time. If you want to allocate net premium or transfer account value to a ninth division, you must transfer 100% of the account value from one or more of the eight active Separate Account divisions.

You may transfer account value from the Separate Account to the Guaranteed Principal Account at any time without incurring a fee. You may only transfer account value from the Guaranteed Principal Account to the Separate Account once per policy year. This transfer may not exceed the lesser of:

a.	25% of the Guaranteed Principal Account value (less any policy debt) at the time of your transfer, or
b.	the Guaranteed Principal Account value (less any policy debt) less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

There is one exception to this rule. If:

•	you have transferred 25% of the Guaranteed Principal Account value in each of the previous three policy years, and
•	you have not allocated premium payments or made transfers to the Guaranteed Principal Account during any of the previous three policy years, except as a result of a policy loan, then you may transfer the remainder of the Guaranteed Principal Account value (less any policy debt) out of the Guaranteed Principal Account in the succeeding policy year.

Limits on Frequent Trading and Market Timing Activity

This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the policy, including long-term owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons), and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the investment adviser to any of the funds available with this contract, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. In addition, funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the frequent trading or market timing policies established by the fund. Policy owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a fund on all policies owned by a policy owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from policy owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a policy year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.

Automated Account Value Transfer

Automated account value transfer allows you to make monthly transfers of account value in a Separate Account division to any combination of Separate Account divisions and the Guaranteed Principal Account. You may maintain value in a total of eight Separate Account divisions and the Guaranteed Principal Account at any one time. You must specify the amount you wish to transfer as a dollar amount or a percentage (rounded to two decimal places). Automated account value transfers are not available from more than one Separate Account division or from the Guaranteed Principal Account. We consider this process as one transfer per policy year. We do not charge you for participating in the Automated Account Value Transfer Program.

You can elect, change or cancel automated account value transfer on any valuation date, provided we receive a fully completed written request in good order at our Administrative Office. We will only make transfers on the monthly calculation date. The effective date of the first automated transfer will be the first monthly calculation date after we receive your request in good order at our Administrative Office. If we receive your request before the end of the free look period, your first automated transfer will occur on the valuation date next following the end of this period.

Transfers will occur automatically. However, you must specify:

•	the Separate Account division we are to transfer from;
•	the Separate Account division(s) and/or Guaranteed Principal Account we are to transfer to; and
•	the length of time during which transfers will continue.

If your transfer amount is greater than your account value in the Separate Account division we are transferring from, then we will transfer your remaining value in that division in the same proportion as your previously transferred amounts. We will not process any more automated transfers thereafter.

We may at any time modify, suspend or terminate the automated account value transfer program without prior notification.

You may not elect automated account value transfer while you have elected automated account re-balancing for your policy.

Automated Account Re-Balancing

Automated account re-balancing permits you to maintain a specified percentage (rounded to two decimal places) of your account value in any combination of the Separate Account divisions and the Guaranteed Principal Account. You may maintain value in a total of eight Separate Account divisions and the Guaranteed Principal Account at any one time. We must receive a fully completed written request in order to begin your automated account re-balancing program. Then, we will make transfers on a quarterly basis to and from the Separate Account divisions and the Guaranteed Principal Account to re-adjust your account value to your specified percentage. Quarterly re-balancing is based on your policy year. The minimum amount we will transfer under this provision is $5.00. We do not charge you for participating in the Automated Account Re-Balancing Program.

This program allows you to maintain a specific fund allocation. We will re-balance your account value only on a monthly calculation date. We consider automated account re-balancing as one transfer per policy year.

You can elect or cancel automated account re-balancing on any valuation date, provided we receive a fully completed written request in good order at our Administrative Office. You may only change allocation percentages once each policy year. In addition, you may only reduce your allocation to the Guaranteed Principal Account by up to 25% once each policy year.

The effective date of the first automated re-balancing will be the first monthly calculation date after we receive your request in good order at our Administrative Office. If we receive the request before the end of the free look period, your first re-balancing will occur on the valuation date next following the end of the free look period. The automated account re-balancing program is not subject to the restrictions on transfers from the Guaranteed Principal Account to the Separate Account.

We may at any time modify, suspend or terminate the automated account re-balancing program without prior notification.

You may participate in either the automated account value transfer program or the automated account re-balancing program at one time.

Withdrawals

After your policy has been in force for six months, you can withdraw value from your policy. You must send a written request on our administrative form to our Administrative Office.

•	Minimum withdrawal amount: $500 (before deducting the withdrawal charge).
•	Maximum withdrawal amount: account value less any policy debt less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

We deduct a charge of 2.0% of the amount you withdraw. This charge will not exceed $25.00.

We deduct the withdrawal amount from your account value as of the valuation time on the applicable valuation date.

You must specify the Guaranteed Principal Account or the Separate Account division(s) from which the withdrawal is to be made. If you do not specify otherwise, we will withdraw the amount in proportion from your values in the Separate Account divisions and the Guaranteed Principal Account, subject to the following restrictions:

•	an amount equal to any policy debt plus one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction must remain in the Guaranteed Principal Account; and

•	the withdrawal amount may not exceed the non-loaned account value of the Separate Account division(s) or the Guaranteed Principal Account from which the withdrawal is made.

We will reduce your account value by the amount of the withdrawal, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy will enter a grace period before it terminates. (Please refer to “Policy Termination and Reinstatement” in the “Policy Value” section.) If necessary, we will reduce your policy’s selected face amount upon withdrawal to prevent an increase in the amount at risk, unless you provide us with satisfactory evidence of insurability. Withdrawals may have adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.

Withdrawal requests will be effective on the valuation date we receive the written request in good order at our Administrative Office. Withdrawal requests determined to be in good order on a non-valuation date or after the end of a valuation date will be effective as of the next valuation date. We will normally pay any withdrawal amounts within 7 calendar days after we receive all required documents in good order at our Administrative Office, unless we elect to delay payment of the withdrawal amount. (Please refer to “Deferral of Payments” in the “Other Policy Rights and Limitations” section.)

Surrenders

You may surrender your policy for its cash surrender value at any time while the policy is in force and the insured is alive. The cash surrender value is equal to:

•	the account value; less
•	any outstanding policy debt.

There is no surrender charge.

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office, unless you select a later effective date. If the surrender involves an exchange or transfer of assets to a policy issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If, however, we receive your surrender request on a date that is not a valuation date or after the end of a valuation date, then your surrender will be effective on the next valuation date.

The policy terminates as of the effective date of the surrender and cannot be reinstated. Surrenders may have adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section. It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.

We will normally pay any surrender amounts within 7 calendar days after we receive all required documents in good order at our Administrative Office, unless we elect to delay payment of the surrender amount. (Please refer to “Deferral of Payments” in the “Other Policy Rights and Limitations” section.)

Loans

After your policy has been in force for 6 months, you may take a loan from the policy. We charge interest on policy loans, and the interest may be added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt.”

You may repay all or part of your policy debt, but you are not required to do so. We will deduct any outstanding policy debt from the proceeds payable at death or the surrender of the policy.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate;
•	it will permanently affect your policy’s cash surrender value;
•	it may increase the amount of premium needed to keep the policy in force;
•	it will reduce the death proceeds; and
•	it has potential adverse tax consequences.

These tax consequences are discussed in the “Federal Income Tax Considerations” section.

Requesting a Loan

To take a loan, you must send a written request on our administrative form to our Administrative Office. You must assign your policy to us as collateral for the loan.

Once we have processed the loan request and deducted the proportionate amounts from the investment divisions and/or the Guaranteed Principal Account, we consider the loan effective and outstanding. If, after we process the loan request, you decide not to cash the check, you may submit a written request to our Administrative Office to repay the loan amount. The loan repayment will be effective on the valuation date the written request is received in good order at our Administrative Office. Loan interest begins to accrue as soon as the loan is effective. Therefore, loan interest will accrue even if the loan check is not cashed.

Maximum Loan Amount

The maximum loan amount allowed at any time is equal to:

•	90% of your account value at the time of the loan; less
•	any outstanding policy debt before the new loan; less
•	interest on the loan being made and on any outstanding policy debt to the next policy anniversary date; less
•	an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

Payment of Proceeds

Loans will be effective on the valuation date we receive your written request and all other required documents in good order at our Administrative Office. If, however, we receive your request in good order on a date that is not a valuation date or after a valuation time, then your loan request will be effective on the next valuation date.

On the effective date of the loan, we deduct your requested loan amount from the Separate Account divisions and the Guaranteed Principal Account in proportion to the non-loaned account value of each on the effective date of the loan. However, an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction must remain in the Guaranteed Principal Account. We liquidate accumulation units in the Separate Account divisions and transfer the resulting dollar amounts to the Guaranteed Principal Account. These dollar amounts become part of the loaned portion of the Guaranteed Principal Account. You may not borrow from the loaned portion of the Guaranteed Principal Account.

We will normally pay any loan amounts within 7 calendar days after we receive all required documents in good order at our Administrative Office, unless we elect to delay payment of the loan amount. (Please refer to “Deferral of Payments” in the “Other Policy Rights and Limitations” section.)

Interest Credited on Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan portion of the Guaranteed Principal Account. This amount earns interest at a rate equal to the greater of:

a.	3%, or
b.	the policy loan rate less the loan interest rate expense charge.

The loan interest rate expense charge is currently 0.75%. We guarantee that this charge will not exceed 1.25%.

Loan Interest Rate

Your employer elects a loan interest rate of 6% per year or, where permitted, an adjustable loan rate. All policies within a case must have the same fixed or adjustable loan rate.

Each year we will set the adjustable loan rate that will apply for the next policy year. The maximum adjustable loan rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody’s Investors Service. If this average is no longer published, we will use a substantially similar average. The maximum adjustable loan rate is the greater of:

a.	the published monthly average for the calendar month ending two months before the policy year begins; or
b.	5%.

We will increase the rate if the maximum limit is at least  1⁄2% higher than the rate in effect for the previous year. We will decrease the rate if the maximum limit is at least  1⁄2% lower than the rate in effect for the previous year.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. Therefore, loan interest will accrue even if the loan check is not cashed. Interest is due on each policy anniversary date. If you do not pay interest when due, we will add the interest to the loan, and it will bear interest at the same rate payable on the loan. Any interest capitalized on a policy anniversary will be treated the same as a new loan. We will deduct this capitalized interest from the Separate Account divisions and the Guaranteed Principal Account in proportion to the non-loaned account values in each.

Effect of a Loan on the Values of the Policy

A policy loan negatively affects policy values because we reduce the death benefit and cash surrender value by the amount of the policy debt.

Also, a policy loan, whether or not repaid, has a permanent effect on your policy’s cash surrender value because, as long as a loan is outstanding, a portion of the account value equal to the loan is invested in the Guaranteed Principal Account. This amount does not participate in the investment performance of the Separate Account or receive the current interest rates credited to the non-loaned portion of the Guaranteed Principal Account. The longer a loan is outstanding, the greater the effect on your cash surrender value will be. In addition, if you do not repay a loan, your outstanding policy debt will reduce the death benefit and cash surrender value that might otherwise be payable.

Whenever you reach your “policy debt limit,” your policy is at risk of terminating. Your policy debt limit is reached when total policy debt exceeds the account value. If this happens, we will notify you in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating. Please note that policy termination with an outstanding loan also can result in adverse tax consequences. See “Federal Income Tax Considerations.”

Repayment of Loans

You may repay all or part of any policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and cash surrender value under the policy by the amount of the repayment.

You must clearly identify the payment as a loan repayment or we will consider it a premium payment. We will apply your loan repayments on the valuation date they are received at our Administrative Office in good order. If, however, we receive your loan repayment in good order on a date that is not a valuation date or after a valuation time, then your loan repayment will be effective on the next valuation date.

Upon repayment, we will transfer values equal to the repayment from the loaned portion of the Guaranteed Principal Account to the non-loaned portion of the Guaranteed Principal Account and the applicable Separate Account division(s). We will transfer the repayment in proportion to the non-loaned value in each Separate Account division and/or the Guaranteed Principal Account at the time of repayment. If you do not repay the loan, we deduct the loan amount due from the surrender value or death benefit.

Death Benefit

If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid termination. The death benefit is calculated as of the date of the insured’s death.

The minimum death benefit for your policy is based on your policy’s account value as described below.

Minimum Face Amount

To qualify as life insurance under Internal Revenue Code section 7702, the policy must have a minimum face amount. We determine the minimum face amount by multiplying the account value by the minimum face amount percentage. The percentage depends upon the insured’s age.

Death Benefit Options

In the application or enrollment form, you must choose a selected face amount and death benefit option. We offer two death benefit options:

•	Death Benefit Option A – the death benefit is the greater of:
a.	the selected face amount in effect on the date of death; or
b.	the minimum face amount in effect on the date of death.

•	Death Benefit Option B – the death benefit is the greater of:
a.	the sum of the selected face amount in effect on the date of death plus the account value on the date of death; or
b.	the minimum face amount in effect on the date of death.

If the insured dies while the policy is in force, we will pay the death benefit based on the option in effect on the date of death, with the following adjustments:

•	We add the part of any account value charges that apply for the period beyond the date of death; and
•	We deduct any policy debt outstanding on the date of death; and
•	We deduct any account charges unpaid as of the date of death.

You should note that under Death Benefit Option A, the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the minimum face amount. Under Death Benefit Option B, the death benefit is a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the variable investment divisions in which you have allocated premium. It is also impacted by the deduction of charges and other policy expenses.

Example:

The following example shows how the death benefit may vary as a result of investment performance and Death Benefit Option in effect on the date of death.

	Policy A	Policy B
(a) Selected face amount:	$100,000	$100,000
(b) Account value on date of death	$30,000	$50,000
(c) Minimum face amount percentage on date of death:	280%	280%
(d) Minimum face amount (b x c):	$84,000	$140,000
Death benefit if Death Benefit Option A is in effect [greater of (a) or (d)]:	$100,000	$140,000
Death benefit if Death Benefit Option B is in effect [greater of (a + b) or (d)]:	$130,000	$150,000

The examples assume no additions to or deductions from the selected face amount or minimum face amount are applicable.

Right to Change the Death Benefit Option

You may change your Death Benefit Option at any time while the insured is living by written request and subject to our guidelines regarding proof of insurability. However, no change will be permitted after the policy anniversary nearest the insured’s 100th birthday. There is no charge for a change in the Death Benefit Option; however the monthly deduction amount will change.

The effective date of any change in the Death Benefit Option will be your first policy anniversary on, or next following, the later of:

a.	15 calendar days after we receive (at our Administrative Office) and approve your written request for such change; or
b.	the requested effective date of the change.

Right to Change the Selected Face Amount

You may request an increase or decrease in the selected face amount. If you change your selected face amount, your policy charges will change accordingly.

If you increase or decrease the selected face amount, your policy may become a modified endowment contract (MEC) under federal tax law. MECs are discussed in the “Federal Income Tax Considerations” section of this prospectus; however, you should consult your tax adviser for information on how a modified endowment contract may effect your tax situation.

Increases in Selected Face Amount

You may increase the selected face amount by sending us a new enrollment form, or by sending us an application if you are no longer associated with your employer. We may request adequate evidence of insurability for an increase.

We will not allow an increase in the selected face amount after the policy anniversary following the insured’s 75th birthday. Any increase in the selected face amount will be effective on the monthly calculation date which is on, or next follows, the later of:

a.	15 calendar days after we have received (at our Administrative Office) and approved your written request for such change; or
b.	the requested effective date of the change.

Any increase for policyowners no longer associated with the employer must be at least $5,000.

Decreases in Selected Face Amount

You may also decrease your policy’s selected face amount. We allow a decrease in the selected face amount only once per policy year. The selected face amount after a decrease must be at least $50,000.

We will not allow a decrease in the selected face amount after the policy anniversary following the insured’s 100th birthday. Any requested decrease in the selected face amount will be effective on the monthly calculation date which is on, or next follows the latest of:

a.	15 calendar days after we receive (at our Administrative Office) and approve your written request for such change;
b.	the one year period following the effective date of your previously requested decrease; or
c.	the requested effective date of the change.

A decrease in the policy’s selected face amount may have adverse tax consequences.

When We Pay Death Benefit Proceeds

If the policy has not terminated and it is determined that the claim is valid, we will normally pay the death benefit within 7 calendar days after we receive all required documents in good order at our Administrative Office.

We investigate all death claims that occur within two years (a) after the policy is issued, (b) after an increase in the selected face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods.” We may also investigate death claims beyond the contestable periods. After any two-year contestable period, in the absence of fraud, we cannot contest the validity of a policy or a selected face amount increase, except for failure to pay premiums.

We can delay payment of the death benefit if the policy has account value invested in the Separate Account on the date of death during any period that:

•	It is not reasonably practicable to determine the amount because the New York Stock Exchange is closed, except for normal weekend or holiday closings;
•	Trading is restricted by the Securities and Exchange Commission (SEC);
•	The SEC determines that an emergency exists; or
•	The SEC, by order, permits us to delay payment for the protection of our policyowners.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option. The interest rate equals the rate determined under the interest payment option, but not less than that required by law.

Payment Options

We will pay the death benefit in a lump sum or under one of the payment options described more fully in the table below.

If the payment option is a lump sum when the insured dies, the beneficiary may elect any payment option, with our consent. If the beneficiary does not elect a payment option and you have not elected a payment option during the insured’s lifetime, the death benefit will be paid as a single lump sum.

For lump sum payments of at least $10,000, your beneficiary may elect to receive the death benefit by establishing an interest-bearing draft account called the Benefit Management Account (BMA). We periodically set the interest rate we credit to the

BMA. That rate will not be less than the minimum guaranteed interest rate provided under the account. We will send a draft book to the beneficiary who will have access to all the monies in the account, including interest, by writing a draft for all or part of the proceeds. Our drafts are similar to checks. The minimum draft amount is $250. If the account balance falls below $1,000, the BMA will be closed automatically and a check for the remaining balance, including interest, will be sent to the beneficiary. Any interest paid on amounts in the BMA is taxable as ordinary income in the year such interest is credited. The beneficiary may close the BMA at any time and place the remaining proceeds in another payment option listed below. No deposits may be paid into the BMA. The BMA is part of our general account and is subject to the claims of our creditors. The BMA is not a bank account or bank deposit and is not insured by the Federal Deposit Insurance Corporation. We may make a profit on amounts left in the BMA. If the policy has been assigned, the BMA is not available for the assignee’s portion of the death benefit. The BMA may not be available in all states. We reserve the right to make changes in the terms and conditions of the BMA.

The table below provides information about the different death payment options. None of these benefits depends upon the performance of the Separate Account or the Guaranteed Principal Account.

Fixed Amount Payment Option	We make a monthly payment for an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. We credit interest of at least 3% per year each month on the unpaid balance and add the interest to this balance. Payments continue until the amount we hold runs out. The last payment will be for balance only.
Fixed Time Payment Option

We make equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on:

•   the total amount applied;

•   the period selected; and

•   the monthly interest rate we credit to the unpaid balance.

Lifetime Payment Option

We make equal monthly payments on the life of a named person. Three variations are available:

•   Payments for life only;

•   Payments guaranteed for five, ten or twenty years or the death of the named person, whichever is later; or

•   Payments guaranteed for the amount applied or the death of the named person, whichever is later.

Interest Payment Option	We hold any amount applied under this option. We will pay interest monthly on the amount at an effective annual rate determined by us. This rate will not be less than 3% per year on the unpaid balance.
Joint Lifetime Payment Option

We make equal monthly payments based on the lives of two named persons. While both named persons are living, we make one payment per month. When one of the named persons dies, the same payment continues for the lifetime of the other named person. We offer two variations:

•   Payments guaranteed for 10 years or when both named persons die, whichever is later; and

•   Payments for two lives only. We do not guarantee a specific number of payments. We stop payments when both named persons die.

Joint Lifetime Payment Option with Reduced Payments to Survivor	We make monthly payments based on the lives of two named persons. While both named persons are living, we make one payment each month. When one dies, we reduce the payments by one-third and continue for the lifetime of the other named person. We stop payments when both named persons die.

The minimum amount that can be applied under a payment option is $2,000 per beneficiary. If the periodic payment under any option is less than $20, we reserve the right to make payments at less frequent intervals. Once payments have begun, only the fixed amount and interest payment options may be changed.

All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the insured’s lifetime.

Although the Death Benefit is generally excludible from the income of the beneficiary who receives it, interest on the Death Benefit is includible in the beneficiary’s income.

Suicide

If the insured dies by suicide, while sane or insane, and the policy is in force, the policy will terminate.

•	If the death occurs within two years from the issue date, we will refund the amount of premiums paid for the policy, less any policy debt or amounts withdrawn.
•	If the death occurs after two years from the issue date but within two years from an increase in the selected face amount, we will refund the sum of the monthly charges associated with the selected face amount increase.

Misstatement of Age

If the insured’s age is misstated in the application, an adjustment will be made. If the adjustment is made at the time of a death claim, we will adjust the death benefit by the most recent cost of insurance charge according to the correct age. If we make the adjustment before the insured dies, we will base future monthly deductions on the correct age.

Charges and Deductions

This section describes the charges and deductions we make under the policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

In addition, the funds pay operating expenses that are deducted from the assets of the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions from Premiums

Prior to applying your premium to the Guaranteed Principal Account or the selected Separate Account divisions, we deduct a sales load, state premium tax and a deferred acquisition cost tax charge from your premium.

Sales Load Charge

We deduct a sales load from your premium for the expenses related to the sale and distribution of the policies. The sales load varies for each employer group depending on:

•	group enrollment procedures selected by the employer;
•	total group premium paid by the employer;
•	the size of the employer group; and
•	other factors.

Once the charge is set, it will never change for any of the policies issued to individuals under the same group. The maximum sales load charge that we can deduct is 5% of each premium.

The amount of the sales load in a policy year is not necessarily related to our actual sales expenses for that particular year. To the extent that our sales expenses are not covered by the sales load, they will be recovered from our surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge.

State Premium Tax Charge

States assess premium taxes at various rates. We currently deduct the applicable state rate from each premium to cover premium taxes assessed against us by the states. The state rate will be either the Massachusetts rate or the applicable state rate. We may increase or decrease this charge if there is any change in the tax or change of residence. You should notify us of any residence change. Any change in this charge will be effective immediately. The current range of this charge is 0% to 5% of each premium.

Deferred Acquisition Cost (“DAC”) Tax Charge

This charge is related to our federal income tax burden, under Internal Revenue Code Section 848. The current charge is 0% to 0.25% of each premium. This charge will always represent the expense to MassMutual of the deferred acquisition cost tax.

Transfer Charge

We currently allow you to make twelve (12) transfers each policy year free of charge. We reserve the right to assess a charge for transfers if there are more than 12 in a policy year. The charge will not exceed $10 for each additional transfer. We will deduct any transfer charge from the amount being transferred. If imposed, the fee will reimburse us for processing the transfer.

For purposes of assessing a transfer charge, we consider all transfers made on one valuation date to be one transfer. We consider all transfers made in connection with automated account value transfer, and all transfers made in connection with automated account re-balancing, as one transfer per policy year. Transfers made in connection with loans, however, do not count as transfers for the purpose of assessing a transfer charge. (See “Policy Transactions”.)

Withdrawal Charge

If you make a withdrawal from your policy, we deduct a charge of 2% of the money you withdraw. This charge will not exceed $25. This fee is guaranteed not to increase for the duration of the policy. (We will deduct the withdrawal charge from the amount withdrawn.) This charge reimburses us for processing the withdrawal.

Surrender Charges

There are no surrender charges.

Periodic Charges

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral on policy loans. The maximum loan interest rate expense charge is 1.25%. It is deducted from the policy loan rate to determine the interest rate we use to credit interest to the loaned portion of the guaranteed principal account. This charge reimburses us for the ongoing expense of administering the loan.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly calculation date:

•	An administrative charge;
•	A cost of insurance charge; and
•	Any rider charge (if applicable).

We deduct the monthly account value charges from the Guaranteed Principal Account on each monthly calculation date. If the value in the Guaranteed Principal Account is less than the account value charge, then we will deduct the deficiency from the Separate Account pro rata according to the account value in the Separate Account divisions.

Administrative Charge

We deduct a monthly charge for costs we incur for providing certain administrative services. These services include premium billing and collection, record keeping, processing claims, and communicating with policyowners. The maximum administrative charge is $9.00 per month.

Cost of Insurance Charge

We refer to this charge as the “Mortality Charge” in your policy.

The cost of insurance charge compensates us for providing you with life insurance protection. We expect to profit from this charge and may use these profits for any lawful purpose. We deduct a cost of insurance charge based on your policy’s insurance risk. This charge is deducted first from the Guaranteed Principal Account until the Guaranteed Principal Account value is exhausted. Any remaining charge not deducted from the Guaranteed Principal Account will be deducted from the divisions of the Separate Account in proportion to the value in each as of the date of the deduction.

We determine the cost of insurance separately for the initial face amount and for any increases in face amount. If we approve an increase in face amount, then a different cost of insurance charge may apply to the increase, based on the Insured’s circumstances at the time of the increase.

The maximum or guaranteed cost of insurance charge rates associated with your policy are shown in the policy’s specification pages. For policies issued and where the minimum initial premium was paid on or before December 16, 2008, they are calculated using the 1980 Commissioners’ Standard Ordinary Mortality Table, Table B (80% male), non-smoker or smoker table, and age of the insured based on his/her last birthday. For policies issued or where the minimum initial premium is paid after December 16, 2008, they are calculated using the 2001 Commissioners’ Standard Ordinary Mortality Table and age of the insured based on his/her last birthday.

We may charge less than the maximum monthly insurance charges shown in the table(s). In this case, the monthly insurance charge rates will be based on our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality experience. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.

Your policy’s actual or current cost of insurance charge rates are based on the insured’s issue age and the rate class to which the policy belongs. Rate class is based on risk classification (which may include smoking status) and group rating (including whether coverage is mandatory or voluntary). Within a rate class, cost of insurance charge rates generally increase as the insured’s age increases and may vary with the number of years coverage has been in force, the group’s status and whether the insured continues to be employed by or associated with the sponsoring employer or group.

How the Cost of Insurance Charge is Calculated

We calculate the cost of insurance charge on the first day of each policy month by multiplying the current cost of insurance charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	the amount of death benefit available, on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year, and
•	the account value at the beginning of the policy month before the monthly insurance charge is due.

The following two steps describe how we calculate the insurance charge for your policy:

Step 1:	We calculate the insurance risk for your policy:

a.	We divide the amount of the death benefit available under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024663; and
b.	We subtract your policy’s account value at the beginning of the policy month (before deduction of the monthly cost of insurance charge) from the amount we calculated in 1(a) above.

Step 2:	We multiply the insurance risk by the cost of insurance charge rate. This amount is your cost of insurance charge.

Additional Information about the Cost of Insurance Charge

We will apply any changes in the cost of insurance charges in a manner not unfairly discriminatory to policyowners. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your cost of insurance charge may also vary on each monthly calculation date. The cost of your insurance depends on the amount of the insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,
•	investment performance,
•	fees and charges assessed,
•	rider charges,
•	withdrawals,
•	policy loans,
•	changes to the selected face amount, and
•	changes to the death benefit option.

Rider Charges

You can obtain additional benefits by applying for riders on your policy. The purpose of the charge for these riders is to compensate us for the anticipated cost of providing the additional benefits.

Daily Charges Against the Separate Account

The following charge is deducted from the Separate Account daily.

Mortality and Expense Risk Charge

We refer to this charge as the “Net Investment Factor Asset Charge” in your policy.

The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The maximum or guaranteed percentage is 1.0%.

The charge is deducted from the Separate Account but not from the Guaranteed Principal Account.

This charge compensates us for the mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated, and as a result, the cost of insurance charges will be insufficient to meet actual claims.

The expense risk we assume is that our costs of issuing, distributing and administering the policies will exceed the administrative charges collected.

If all the money we collect from this charge is not needed to cover death benefits and expenses, it will be our gain. We will use this gain for any purpose, including payment of sales commissions. If the money we collect is insufficient, we will still pay all valid claims and expenses.

Other Charges

We do not currently charge the Separate Account divisions for federal income taxes attributable to them. However, we reserve the right to eventually charge the Separate Account divisions to provide for future federal income tax liability of the Separate Account divisions.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects expenses already deducted from the assets of the fund. Such expenses include investment management fees and other expenses and may include acquired fund fees and expenses. For some funds, expenses will also include 12b-1 fees to cover distribution and/or certain service expenses. When you elect a fund as an investment choice, that fund’s expenses will increase the cost of your investment in the policy. See each fund’s prospectus for more information regarding these expenses.

Reduction of Charges

We may reduce or eliminate certain charges (sales load, administrative charge, cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to us. These charges may be reduced in certain group, sponsored arrangements or special exchange programs made available by us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

•	the number of insureds;
•	the total premium expected to be paid;
•	total assets under management for the policyowner;
•	the nature of the relationship among individual insureds;
•	the purpose for which the policies are being purchased;
•	the expected persistency of individual policies; and
•	any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to policyowners which reflects differences in costs of services. Any reduction in charges may be discontinued after termination of employment or other relationship or if the employer is no longer sponsoring the program.

Other Benefits Available Under The Policy

At your employer’s request, the policy can include additional benefits. We approve these benefits based on our standards and limits for issuing insurance and classifying risks. Any additional benefit we provide by rider is subject to the terms of both the rider and the policy. We generally deduct the cost of any rider as part of the monthly charges. Some riders do not result in monthly charges; however, we may charge a one-time fee when you exercise the rider. Subject to state availability, the following riders are available.

Accelerated Benefits Rider

This rider permits part of the proceeds of the policy to be available before death if the insured becomes terminally ill. We will require proof, satisfactory to us, that the insured is terminally ill and is not expected to live longer than 12 months prior to activation of the rider. In return for the advanced payment, we establish a lien against the policy, equal to the amount of the accelerated benefit. We do not charge interest against the lien. This rider is available under all policies. If a claim is made under this rider, then we will assess a charge of no more than $250. There is currently no charge for this rider.

Accidental Death and Dismemberment Rider

With this rider we will pay a benefit equal to a percentage of the accidental death and dismemberment rider face amount specified in the following table if the insured dies or becomes dismembered due to accidental causes prior to attaining age 65. The rider’s selected face amount will be the lesser of the policy’s selected face amount or $500,000. Your employer determines whether this rider becomes available under your policy. There is an additional charge for this rider that varies based on the individual characteristics of the insured. You can only elect this rider in the policy’s application.

Loss of	Percent of Rider Face Amount Payable
Life	100
Both Legs or Feet	100
Both Arms or Hands	100
Sight of Both Eyes	100
One Leg/Foot and Sight of One Eye	100
One Arm/Hand and Sight of One Eye	100
One Leg/Foot or One Arm/Hand	50
Vision of One Eye	50

Waiver of Monthly Charges Rider

Under this rider we will waive the account value charges of your policy if:

•	the insured becomes totally disabled before the policy anniversary after the insured’s 65th birthday; and
•	such total disability continues for 6 months.

The Waiver of Monthly Charges Rider will terminate when any of the following occurs:

•	The insured is no longer totally disabled; or
•	You do not give us the required satisfactory proof of continued total disability; or
•	The insured fails or refuses to have a required examination; or
•	The policy anniversary date after the insured’s 65th birthday, or, if later, the date two years from the date the total disability began.

We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured. You can only elect this rider in the policy’s application.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information presented is not written or intended as tax or legal advice, and may not be relied upon for purposes of avoiding any federal tax penalties. You are encouraged to seek tax and legal advice from a qualified tax advisor. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans

We believe the policy meets the Internal Revenue Code (IRC) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law. If you sell the policy or there is a transfer for value under IRC 101(a)(2), all or a portion of the death benefit under the policy may become taxable unless an exception applies.

As a life insurance policy under the IRC, the gain accumulated in the policy is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (MEC) under federal tax law. See Modified Endowment Contracts later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your cost basis in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained ages of the insureds; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (AMT) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death.

Investor Control and Diversification

There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the Internal Revenue Service (IRS) were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

In addition, the IRC requires that the investments of the Separate Account divisions be “adequately diversified” in order for a policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account divisions, through their underlying investment funds, will satisfy these diversification requirements.

Modified Endowment Contracts

If a policy is a modified endowment contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

•	made on or after the date the taxpayer attains age 59 1⁄2; or
•	made because the taxpayer became disabled; or
•	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

a.	the accumulated amounts paid under the contract at any time during the first seven contract years exceeds

b.	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a section 1035 tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period we will retest the policy using the lower benefit amount from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning with the policy year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 calendar days after the reduction in such benefits.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new 7-pay test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular policy. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.

Other Tax Considerations

A change of the owner or an insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Qualified Plans

The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Employer-owned Policies

On August 17, 2006, the President signed the Pension Protection Act of 2006 into law. This legislation contains provisions affecting the tax treatment of employer-owned life insurance policies issued after the enactment date. It also applies to employer-owned life insurance policies issued prior to the law’s enactment if there is a material increase in the death benefit or other material change to the policy.

The law defines “employer-owned life insurance” as a life insurance contract: (a) that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties); (b) insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and (c) under which the policyholder is directly or indirectly a beneficiary.

The law limits the tax-free death benefit for employer-owned life insurance to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following: (a) the policyholder intends to insure the employee’s life; (b) the maximum face amount for which the employee could be insured at the time the contract was issued; and (c) the policyholder will be the beneficiary of any proceeds payable on the death of the employee. Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.

Provided that the Notice and Consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

1.	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC §101(j)(2)(A)(ii);
2.	The insured was an employee at any time during the 12-month period before his or her death;
3.	The proceeds are paid to a member of the insured’s family, an individual who is the designated beneficiary of the insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the insured’s estate; or
4.	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death Proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the Notice and Consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

Generation Skipping Transfer Tax

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Life Insurance Purchases by Residents of Puerto Rico

Income received by residents of Puerto Rico under life insurance policies issued by a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Non-Resident Aliens and Foreign Entities

Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal income tax withholding at a rate of 30% of the amount of the income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent entity form), providing us with 1) proof of residency (in accordance with IRS requirements), and 2) a U.S. taxpayer identification number. If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, U.S. withholding may be required for certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships and trusts)) at a rate of 30% without regard to lower treaty rates.

Sales to Third Parties

If you sell your policy to a viatical settlement provider, and the insured is considered terminally or chronically ill within the meaning of IRC section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.

However, the sale of your policy to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your policy. Any amount you receive in excess of that amount is taxed as capital gain income. The IRS has also taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charges incurred prior to the sale. This adjustment will result in a higher taxable gain than had the basis not been reduced.

Medicare Hospital Insurance Tax

Effective for tax years beginning after December 31, 2012, a Medicare Hospital Insurance Tax (known as the “Unearned Income Medicare Contribution”) applies to all or part of a taxpayer’s “net investment income,” at a rate of 3.8%, when certain income thresholds are met. “Net investment income” is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under proposed regulations issued in 2012, this definition includes the taxable portion of an annuitized payment from a life insurance contract and it may also include the gain from the sale of a life insurance contract. Taxpayers may rely on the proposed regulations for purposes of compliance with the tax until the effective date of final regulations. Under current guidance we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your policy.

Other Information

Paid-up Policy Date

The paid-up policy date is the policy anniversary after the insured’s 100th birthday. On and after this date, your selected face amount will equal the account value. As of this date and thereafter, the death benefit option will be Death Benefit Option A, the charge for cost of insurance will be $0 and we will no longer accept premium payments. We will continue to deduct any other account value charges. Your payment of premiums does not guarantee that the policy will continue in force to the paid-up policy date.

Distribution

The policies are sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company and the separate account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are registered with the Securities and Exchange Commission (the SEC) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MML Distributors receive compensation for their actions as principal underwriters of the policies.

Commissions

Commissions are paid to MMLIS and all broker-dealers who sell the policy. Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MML Distributors to those broker dealers.

Commissions are a percentage of premiums paid under the policies. Commissions will not exceed 30% of premiums, plus 0.20% of the policy’s average annual variable account value.

Additional Compensation Paid to MMLIS

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this policy may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by MMLIS registered representatives.

Additional Compensation Paid to Certain Broker-Dealers

In addition to the commissions described above, we may make cash payments to certain broker-dealers to attend sales conferences and educational seminars, thereby promoting awareness of our products. This additional compensation is not offered to all broker-dealers and the terms of the arrangements may differ among broker-dealers. Any such compensation will be paid by MML Distributors or us out of our or MML Distributors’ assets and will not result in any additional direct charge to you.

Compensation in General

The compensation arrangements described in the paragraphs above may provide a registered representative with an incentive to sell this policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

You may contact, as applicable, MMLIS, your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Other Policy Rights and Limitations

Right to Assign the Policy

You may assign your policy as collateral for a loan or other obligation, subject to any outstanding policy debt. In certain states, you cannot assign the policy without our approval. We will refuse or accept any request to assign the policy on a non-discriminatory basis. Please refer to your policy. For any assignment we allow to be binding on us, we must receive written notice of the assignment and a signed assignment in proper form at our Administrative Office. We are not responsible for the validity of any assignment. If you assign your policy, certain of your rights may only be exercised with the consent of the assignee of record.

Dividends

Each year we determine the money available to pay dividends. We then determine if we will pay any dividend under this policy. If any dividends are paid to this policy, they will be paid on your policy anniversary. We do not expect to pay any dividends under this policy.

Your Voting Rights

We are the legal owner of the fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you are invested in those divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policy owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

Understanding Your Product

Federal securities law requires that a registered representative recommend a security only when the representative believes that the security is suitable for the customer.

Variable life insurance policies are complex insurance products with unique benefits. Before you purchase a variable life insurance policy, you should consider whether, among other things:

•	you have a need for death benefit protection;
•	you understand the risks and benefits of the policy;
•	you can afford to pay the applicable policy charges to keep the policy in force;
•	you understand how the policy charges impact your policy’s account value;
•	you understand your account value will fluctuate when allocated to the Separate Account;
•	you understand that the Company prohibits market timing and frequent transfers;
•	you understand that you generally have no access to your account value in the first year;
•	you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;
•	you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you: 1) the limitations on account value access; and 2) the impact of account value fluctuations on variable death benefit options.

Deferral of Payments

We may delay payment of any surrenders, withdrawals and loan proceeds from the Guaranteed Principal Account for up to 6 months from the date the request is received at our Administrative Office.

We may delay payment of any surrenders, withdrawals, loan proceeds, and death benefits from the Separate Account during any period when:

•	it is not reasonably practicable for us to determine the amount because the New York Stock Exchange is closed, except for normal weekend or holiday closings, or trading is restricted by the SEC; or
•	the Securities and Exchange Commission determines that an emergency exists; or
•	the Securities and Exchange Commission permits us to delay payment for the protection of our policyowners.

If, pursuant to SEC rules, a money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from a money market division until the fund is liquidated.

If we delay payment of a surrender or withdrawal for 30 calendar days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Possible Restrictions on Financial Transactions

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment or block an owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Reservation of Company Rights to Change the Policy or Separate Account

Separate Account Changes

We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to make certain material changes to the structure and operation of the Separate Account, including, among other things:

•	create separate accounts and new divisions of the Separate Account;
•	create new segments of the Separate Account for any new variable life insurance products we create in the future;
•	eliminate divisions of the Separate Account;
•	close existing divisions of the Separate Account to allocations of new premium payments by current or new policy owners;
•	combine the Separate Account or any divisions with one or more different separate accounts or divisions;
•	transfer the assets of the Separate Account or any division of the Separate Account that we may determine to be associated with the class of contracts to which the policy belongs to another separate account or division;
•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required; and
•	change the name of the Separate Account.

We reserve all rights to the name MassMutual and Massachusetts Mutual Life Insurance Company or any part of it. We may allow other entities to use our name or part of it, but we may also withdraw this right.

We will not eliminate or combine existing divisions of the Separate Account, or substitute any funds in which the divisions invest without any necessary prior approval of the appropriate state or federal regulatory authorities, and we will notify you of any such changes. We also will notify you when we add or remove funds as investment choices under the policy. New or substitute funds may have different fees and expenses.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the policy. However, it is possible that an unfavorable resolution of one or more pending litigation or regulatory matters could materially affect the Company’s operating results or cash flow in a particular quarterly or annual period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for such period.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the Statement of Additional Information.

Our Ability to Make Payments Under the Policy

Our Claims Paying Ability

Our “claims-paying ability” is our ability to meet any contractual obligation we have to pay amounts under the policy. These amounts include death benefits, withdrawals, surrenders, policy loans, and any amounts paid through the policy’s additional features and guarantees. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this policy. For this reason, when purchasing a policy and making investment decisions, you should consider our financial strength and claims-paying ability to meet our obligations under the policy.

Obligations of Our Separate Account

Net premium and account value may be allocated to the divisions of the Separate Account. The Separate Account will purchase equivalent shares in the corresponding funds. Any death benefits, withdrawals, surrenders, policy loans, or transfers of account value from the divisions of the Separate Account will be redeemed from the corresponding funds. We cannot use the Separate Account’s assets to pay any of our liabilities other than those arising from the policies. See “Investment Choices – The Separate Account.”

Obligations of Our General Investment Account

Net premium and account value you allocate to the GPA is maintained in our general investment account. The assets of our general investment account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use general investment account assets for many purposes including to pay death benefits, withdrawals, surrenders, policy loans, and transfers from the GPA as well as to pay amounts we provide to you through elected additional features and guarantees that are in excess of your variable account value allocated to the Separate Account.

Because of exemptive and exclusionary provisions, the general investment account, unlike the Separate Account, has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act). As a result, the general investment account is generally not subject to the provisions of the 1933 Act or the 1940 Act, and we have been advised that the Securities and Exchange Commission staff has not reviewed the disclosures in this prospectus that relate to the GPA or the general investment account. Those disclosures, however, are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.

Financial Statements

We encourage both existing and prospective owners to read and understand our financial statements. Our audited statutory financial statements and those of the Separate Account are included in the Statement of Additional Information (SAI). You can request an SAI by contacting the MassMutual Customer Service Center at the number or address on page 1 of this prospectus.

Appendix A

Glossary

Application: The form used to apply for the initial selected face amount when underwriting is involved and the form used to apply for an increase in the selected face amount of the policy after you cease to be associated with an employer. An employer must complete a master application in order to initially apply for the program. You must complete a supplement to the application in order to apply for the policy.

Case: A group of policies sold to individuals with a common employment or other non-insurance motivated relationship.

Employee: A person who is associated with an employer and the spouse of such person.

Employer: The employer, sponsoring organization or trust which has executed a participation agreement electing participation in a group contract.

Enrollment Form: A document used by potential certificate owners to apply for the certificates and to apply for an increase in the selected face amount of the certificate when the certificate owner is associated with an employer and no underwriting is involved.

Group Contract: A group flexible premium adjustable life insurance contract in which the employer elects to participate and which is issued by us.

Insured: Person whose life the policy insures.

Issue Date: The date the policy is in force. It is also the start date of the suicide exclusion and contestability periods.

Modal Term: A period selected by the employer for which modal term premiums will be paid in advance by the employer. This period may be monthly, quarterly, semi-annual or annual. Your modal term at the time of policy issue is specified in your policy schedule page.

Monthly Calculation Date: The date the account value charges are due. The first monthly calculation date is the policy date. Subsequent monthly calculation dates are on the same date of each calendar month thereafter.

Monthly Deductions: The deductions from the account value under the policy which we generally deduct on the monthly calculation date. The deductions are equal to the sum of the charge for cost of insurance protection, the administrative charge, and the charge for the cost of any additional benefits provided by rider. We refer to these three charges as account value charges.

Net Premium: Premium paid less sales load, premium tax charges and federal deferred acquisition cost tax charges.

Participation Agreement: An agreement executed by the employer requesting participation in a group contract issued by Us.

Policy Anniversary: The anniversary of the policy date.

Policy Date: The date used as the starting point for determining policy anniversary dates, policy years and monthly calculation dates.

Policy Year: The twelve month period beginning with the policy date, and each successive twelve month period thereafter.

Policyowner: The corporation, partnership, trust, individual, or other entity who owns the policy, as shown on our records.

Valuation Date: A date on which the prices of the Separate Account accumulation units are determined. Generally, this will be any date on which the New York Stock Exchange is open for trading.

Valuation Time: The time the New York Stock Exchange closes on a valuation date (currently, generally, 4:00 p.m. New York time). All required actions will be performed as of the valuation time.

Appendix B

Modal Term Premium Calculation

The modal term premium is an estimate of the premium that will be sufficient to cover the premium deductions and the monthly deduction for the modal term. It equals the monthly deduction(s) during the modal term divided by 1 less the premium deduction discounted at a rate no lower than the monthly equivalent of the minimum annual interest rate for the Guaranteed Principal Account.

Example:

a.	Specified Amount:	$250,000

b.	Monthly Guaranteed Interest at 3%	.246627%

c.	NAAR = a./(1 + b.):	$249,384.95

d.	Monthly COI Rate:	$.00014075

e.	Monthly COI Charge = c. x d.:	$35.10

f.	Monthly Policy Fee:	$5.25

g.	Monthly Deduction Before Premium Load = e. + f.:	$40.35

h.	Premium Load:	3%

i.	Monthly Deduction = g./(1 – h.):	$41.60

j.	Monthly Annuity Due at 3%:	11.83895088

k.	Annual Modal Term Premium = i. x j.:	$492.49

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We filed the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a Web site (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-551-8090. You may also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-4644.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

Massachusetts Mutual Life Insurance Company

LCM Document Management Hub

1295 State Street

PO Box 2488

Springfield, MA 01101-2488

1-800-548-0073

(Fax) 1-860-562-6154

(E-mail) LCMClientServices@massmutual.com

www.massmutual.com

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling the MassMutual Customer Service Center.

Investment Company Act file number: 811-08075

Securities Act file number: 333-22557

Class (Contract) Identifier: C000027261

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

May 1, 2013

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2013 for the Strategic Group Variable Universal Life® (GVUL) policy. The GVUL policy and its prospectus may be referred to in this SAI.

For a copy of the GVUL prospectus, contact your registered representative, our Administrative Office by mail at Massachusetts Mutual Life Insurance Company, LCM Document Management Hub, 1295 State Street, PO Box 2488, Springfield, Massachusetts 01101-2488, or by phone (1-800-548-0073), by Fax at 1-860-562-6154, or by email at LCMClientServices@massmutual.com, or access the Internet at www.massmutual.com, or access the Securities and Exchange Commission website at http://www.sec.gov.

	SAI	Prospectus
General Information and History	2
• Company	2	8
• The Separate Account	2	13

Services	2

Additional Information About the Operation of the Policy and the Registrant	2
• Purchase of Shares in Underlying Investment Funds	2
• Annual Reports	2
• Benefits Available by Rider	2	32

Underwriters	6	38
• Commissions	6

Additional Information	7
• Underwriting Procedures	7
• Increases in Selected Face Amount	8	27

Performance Data	8

Taxes	9	33

Experts	9

Financial Statements	9
• The Registrant	9
• The Depositor	9

Strategic Group Variable Universal Life® (Strategic GVUL)

Statement of Additional Information

1

GENERAL INFORMATION AND HISTORY

Company

In this Statement of Additional Information, “The Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, and mutual funds to individual and institutional customers. MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The Separate Account

The Company’s Board of Directors established the Separate Account (Massachusetts Mutual Variable Life Separate Account I) on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Guaranteed Principal Account, the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the policies, and divisions of that segment.

ADDITIONAL INFORMATION ABOUT THE

OPERATION OF THE POLICY AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the fund’s board will notify the insurers and take appropriate action to eliminate the conflict.

Annual Reports

Each year within 30 calendar days after the policy anniversary, we will provide the owner a report showing:

•	the account value at the beginning of the previous policy year;

•	all premiums paid since that time;

•	all additions to and deductions from the account value during the policy year; and

•	the account value, death benefit, cash surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Benefits Available by Rider

Accelerated Benefits Rider. This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

Strategic Group Variable Universal Life® (Strategic GVUL)

Statement of Additional Information

2

An accelerated benefit will be paid when the following requirements are met: (1) we receive the owner’s written request for payment of an accelerated death benefit under the policy, (2) we receive the insured’s written authorization to release medical records to us, (3) we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy, and (4) we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

The amount eligible for acceleration under the rider (the “Eligible Amount”) is equal to the excess of the base policy death benefit over the account value. The Eligible Amount does not include any amount payable upon the death of the insured under any life insurance rider that does not provide level or increasing coverage for at least two years after the acceleration date. All other riders are excluded from the Eligible Amount.

The owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	the minimum amount that may be accelerated is $25,000; and

•	the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

The benefit payment under this rider will be reduced by:

•	interest at the annual interest rate we have declared for policies in this class; and

•	a fee of not more than $250.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.

Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.

The rider terminates upon any of the following events:

•	on the date an accelerated benefit payment is made,

•	if the base policy terminates,

•	if the base policy matures,

•	the base policy is changed to a different policy on which the rider is not available, or

•	two years before coverage under the policy is scheduled to terminate.

Where this rider is available, it is included automatically with the policy.

Accidental Death and Dismemberment Rider. This rider provides a benefit if the insured dies or becomes dismembered due to accidental causes prior to attaining age 65, when we receive proof, satisfactory to us, of accidental death or loss of hand, foot or sight. Proof of claim must be received at our Administrative Office while the policy is in force and within 180 days of the injury.

An accidental death benefit is not paid in addition to a benefit paid for the loss of hand, foot or sight. Reference to loss of a hand means severance at or above the wrist. Reference to loss of a foot means severance at or above the ankle. Reference to loss of sight means total loss of sight which cannot be recovered.

A surgically reattached hand or foot will be deemed a “permanent loss” if, 12 months after reattachment, the limb has regained less than 50% of its normal function. Under no circumstances will the benefit payable under this rider be more than 100% of the amount of benefit for this rider.

Strategic Group Variable Universal Life® (Strategic GVUL)

Statement of Additional Information

3

There are some exclusions to the coverage provided by this rider. No accidental death or loss will be payable if the Insured’s death or loss results directly or indirectly from any of these causes.

•	Suicide—Suicide, while the Insured is sane or insane.

•	War—War, declared or undeclared, or any act of war.

•	Military Service—Service in the military forces of any country at war or in any civilian noncombatant unit serving with those forces. “War” includes undeclared war and any act of war. “Country” includes any international organization or group of countries.

•	Aviation—Travel in, or descent from or with, any kind of aircraft aboard which the Insured is a pilot or crew member or is giving or receiving any training. “Crew member” includes anyone who has any duty aboard the aircraft.

•	Natural Causes—Bodily or mental illness, disease, or infirmity of any kind, or medical or surgical treatment for any of these.

•	Drug—The taking or injection of any drug, hypnotic, or narcotic, accidentally or otherwise.

•	Felony—Injury received while committing a felony.

This rider ends automatically:

•	On the Certificate Anniversary Date after the Insured’s 65th birthday; or

•	Upon the termination of this certificate for any reason.

This rider may be cancelled by the owner’s written request. Cancellation will take effect on the monthly calculation date that is on, or next follows, the date we receive the written request at our Administrative Office.

Waiver of Monthly Charges Rider. Under this rider, we will waive monthly charges due for the policy while the insured is totally disabled as defined in the rider.

Proof of claim must be received at our Administrative Office while the insured is living and during the continuance of total disability. Also, it must be received within one year after the earlier of (1) the policy anniversary date nearest the insured’s 65th birthday and (2) termination of the policy. However, if it was not reasonably possible to give us notice and/or proof of claim on time, the delay will not reduce the benefit if notice and/or proof are given as soon as reasonably possible.

This rider may be cancelled by the owner’s written request. Cancellation will take effect on the monthly calculation date that is on, or next follows, the date we receive the written request at our Administrative Office.

Accelerated Benefits Rider. This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

An accelerated benefit will be paid when the following requirements are met: (1) we receive the owner’s written request for payment of an accelerated death benefit under the policy, (2) we receive the insured’s written authorization to release medical records to us, (3) we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy, and (4) we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

The amount eligible for acceleration under the rider (the “Eligible Amount”) is equal to the excess of the base policy death benefit over the account value. The Eligible Amount does not include any amount payable

Strategic Group Variable Universal Life® (Strategic GVUL)

Statement of Additional Information

4

upon the death of the insured under any life insurance rider that does not provide level or increasing coverage for at least two years after the acceleration date. All other riders are excluded from the Eligible Amount.

The owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	the minimum amount that may be accelerated is $25,000; and

•	the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

The benefit payment under this rider will be reduced by:

•	interest at the annual interest rate we have declared for policies in this class; and

•	a fee of not more than $250.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.

Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.

The rider terminates upon any of the following events:

•	on the date an accelerated benefit payment is made,

•	if the base policy terminates,

•	if the base policy matures,

•	the base policy is changed to a different policy on which the rider is not available, or

•	two years before coverage under the policy is scheduled to terminate.

Where this rider is available, it is included automatically with the policy.

Accidental Death and Dismemberment Rider. This rider provides a benefit if the insured dies or becomes dismembered due to accidental causes prior to attaining age 65, when we receive proof, satisfactory to us, of accidental death or loss of hand, foot or sight. Proof of claim must be received at our Administrative Office while the policy is in force and within 180 days of the injury.

An accidental death benefit is not paid in addition to a benefit paid for the loss of hand, foot or sight. Reference to loss of a hand means severance at or above the wrist. Reference to loss of a foot means severance at or above the ankle. Reference to loss of sight means total loss of sight which cannot be recovered.

A surgically reattached hand or foot will be deemed a “permanent loss” if, 12 months after reattachment, the limb has regained less than 50% of its normal function. Under no circumstances will the benefit payable under this rider be more than 100% of the amount of benefit for this rider.

There are some exclusions to the coverage provided by this rider. No accidental death or loss will be payable if the Insured’s death or loss results directly or indirectly from any of these causes.

•	Suicide—Suicide, while the Insured is sane or insane.

•	War—War, declared or undeclared, or any act of war.

•	Military Service—Service in the military forces of any country at war or in any civilian noncombatant unit serving with those forces. “War” includes undeclared war and any act of war. “Country” includes any international organization or group of countries.

•	Aviation—Travel in, or descent from or with, any kind of aircraft aboard which the Insured is a pilot or crew member or is giving or receiving any training. “Crew member” includes anyone who has any duty aboard the aircraft.

Strategic Group Variable Universal Life® (Strategic GVUL)

Statement of Additional Information

5

•	Natural Causes—Bodily or mental illness, disease, or infirmity of any kind, or medical or surgical treatment for any of these.

•	Drug—The taking or injection of any drug, hypnotic, or narcotic, accidentally or otherwise.

•	Felony—Injury received while committing a felony.

This rider ends automatically:

•	On the Certificate Anniversary Date after the Insured’s 65th birthday; or

•	Upon the termination of this certificate for any reason.

This rider may be cancelled by the owner’s written request. Cancellation will take effect on the monthly calculation date that is on, or next follows, the date we receive the written request at our Administrative Office.

Waiver of Monthly Charges Rider. Under this rider, we will waive monthly charges due for the policy while the insured is totally disabled as defined in the rider.

Proof of claim must be received at our Administrative Office while the insured is living and during the continuance of total disability. Also, it must be received within one year after the earlier of (1) the policy anniversary date nearest the insured’s 65th birthday and (2) termination of the policy. However, if it was not reasonably possible to give us notice and/or proof of claim on time, the delay will not reduce the benefit if notice and/or proof are given as soon as reasonably possible.

This rider may be cancelled by the owner’s written request. Cancellation will take effect on the monthly calculation date that is on, or next follows, the date we receive the written request at our Administrative Office.

UNDERWRITERS

Pursuant to separate underwriting agreements with MassMutual and the separate account, MML Investors Services, LLC (MMLIS), a subsidiary of the Company, serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors, LLC (MML Distributors), a subsidiary of the Company, serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are located at 1295 State Street, Springfield, MA 01111-0001. They are registered with the Securities and Exchange Commission (the SEC) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MML Distributors receive compensation for their actions as principal underwriters of the policies.

During the past three years, MML Distributors and MMLIS were paid the compensation amounts shown below.

Year	MML Distributors	MMLIS
2012	$110,275	$1,098,537
2011	$84,605	$1,219,142
2010	$111,575	$1,311,252

Commissions

Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MML Distributors to those broker

Strategic Group Variable Universal Life® (Strategic GVUL)

Statement of Additional Information

6

dealers. During the last three years, commissions, as described in the prospectus, were paid through MML Distributors and MMLIS as shown below.

Year	MML Distributors	MMLIS
2012	$596,480	$1,509,466
2011	$793,212	$1,627,643
2010	$883,875	$1,535,588

MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of FINRA (“selling brokers”). We sell the policy through agents who are licensed by state insurance officials to sell the policy and are registered representatives of a selling broker.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.

Agents or selling brokers who sell the policy receive commissions as a percentage of the premium paid. General Agents may also receive compensation as a percentage of premium paid. Commissions paid will not exceed 30% of premiums, plus 0.20% of the policy’s average annual variable account value.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives may also receive commission overrides, allowance and other compensations.

Agents and General Agents may receive commissions at lower rates on policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the policies.

The compensation arrangements described in the paragraphs above may provide a registered representative with an incentive to sell the policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the policy.

The offering is on a continuous basis.

ADDITIONAL INFORMATION

Underwriting Procedures

Before we issue a certificate to an individual evidencing insurance under a group universal life insurance policy offered by MassMutual, we will require evidence of insurability. This means that (1) you must complete an application and submit it to our Administrative Office, and (2) we may require that the insured have a medical

Strategic Group Variable Universal Life® (Strategic GVUL)

Statement of Additional Information

7

examination. Acceptance is subject to our underwriting rules, and we reserve the right to reject an application for any reason.

We do not require underwriting prior to the issuance of the variable rider to the certificate.

Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the policy specifications pages, which are based on (i) the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), Table B, for policies issued on or before December 16, 2008, or (ii) the 2001 Commissioners’ Standard Ordinary Mortality Table (2001 CSO) for policies issued after December 16, 2008, ages of the insureds on their last birthday.

Increases in Selected Face Amount

Additional coverage acquired in accordance with an increase in face amount will incur cost of insurance charges on the same basis as the original policy. Following an increase in face amount, account values and premium payments are applied to the total contract, with no distinct assignment to the original policy and the increased portion.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under the policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported.

We currently post investment performance reports for Strategic Group Variable Universal Life® on our Web site at www.massmutual.com. You can also request a copy of the most recent report from your registered representative or by calling the MassMutual Customer Service Center at 1-800-548-0073, Monday—Friday, 8 AM to 5 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.

We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.

Strategic Group Variable Universal Life® (Strategic GVUL)

Statement of Additional Information

8

TAXES

MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the Code). The segment and the Separate Account are part of MassMutual.

Due to our current tax status, we do not charge the segment for our federal income taxes that may be a result of activity of the segment. Periodically, we review the question of a charge to the segment for our federal income taxes. In the future, we may impose a charge for any federal income taxes we pay resulting from activity of the segment. Depending on the method of calculating interest on policy values allocated to the Guaranteed Principal Account, we may charge for the policy’s share of our federal income taxes that are a result of activity of the Guaranteed Principal Account.

Under current laws, we may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. We reserve the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

EXPERTS

The financial statements of Massachusetts Mutual Variable Life Separate Account I (the Separate Account) as of December 31, 2012 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2012 and 2011, and for the three-year period ended December 31, 2012, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 22, 2013 states that the Company prepared the financial statements of Massachusetts Mutual Life Insurance Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, (statutory accounting practices) which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2012

Statements of Operations and Changes in Net Assets for the years ended December 31, 2012 and 2011

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2012 and 2011

Statutory Statements of Income for the years ended December 31, 2012, 2011, and 2010

Statutory Statements of Changes in Surplus for the years ended December 31, 2012, 2011 and 2010

Statutory Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010

Notes to Statutory Financial Statements

Strategic Group Variable Universal Life® (Strategic GVUL)

Statement of Additional Information

9

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and

Policy owners of Massachusetts Mutual Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Life Separate Account I (comprised of the divisions listed in Note 2) (collectively, “the Separate Account”) as of December 31, 2012, the related statements of operations and changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2012, and the results of its operations and changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

March 4, 2013

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Large Cap Value Division	Goldman Sachs VIT Mid Cap Value Division
							(Initial)	(Service)

ASSETS
Investments
Number of shares	2,918,542	16,755	1,531,646	835,145	568,288	491,283	1,883,902	197,841	1,660	564,757	54,805	104,697

Identified cost	$18,763,409	$157,513	$8,657,509	$13,526,134	$20,005,741	$5,832,792	$47,632,553	$4,511,248	$62,950	$8,384,540	$516,579	$1,331,689

Value	$20,137,942	$149,626	$9,986,333	$15,291,499	$21,731,340	$6,661,802	$49,810,374	$5,215,080	$69,629	$10,295,512	$589,700	$1,605,010
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	20,137,942	149,626	9,986,333	15,291,499	21,731,340	6,661,802	49,810,374	5,215,080	69,629	10,295,512	589,700	1,605,010

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	10,628	18	2,914	515	21	107	13,651	1,265	6	2,132	22	70

NET ASSETS	$20,127,314	$149,608	$9,983,419	$15,290,984	$21,731,319	$6,661,695	$49,796,723	$5,213,815	$69,623	$10,293,380	$589,678	$1,604,940

Outstanding Units
Policy owners	15,631,500	154,576	5,437,125	8,430,898	12,564,342	3,765,778	26,354,237	2,893,279	86,095	4,290,084	409,388	473,181

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	1.17	-	2.19	-	-	-	-	-	-	-	1.44	3.51
Variable Life Select	1.26	-	-	-	-	-	1.84	-	-	-	-	-
Strategic Group Variable Universal Life®	1.28	-	1.74	-	-	-	-	1.79	-	-	-	-
Survivorship Variable Universal Life	1.52	-	1.91	1.91	1.83	1.85	2.34	-	-	2.53	-	-
Variable Universal Life	1.35	-	1.85	1.86	1.78	1.72	1.97	-	-	2.46	-	-
Strategic Variable Life® Plus	1.12	0.97	2.11	-	-	-	-	1.87	0.81	-	1.34	3.33
Survivorship Variable Universal Life II	1.20	-	1.91	1.91	1.83	1.78	1.70	-	-	2.53	-	-
Variable Universal Life II
Tier 1	1.28	-	1.82	1.82	1.74	1.77	1.88	-	-	2.41	-	-
VUL GuardSM
Tier 1	1.72	-	1.86	1.86	1.79	2.21	2.20	-	-	2.47	-	-
Tier 2	1.44	-	1.57	1.65	1.47	1.62	1.81	-	-	1.95	-	-
Tier 3	1.41	-	1.54	1.61	1.44	1.58	1.76	-	-	1.91	-	-
Tier 4	1.42	-	1.55	1.63	1.45	1.60	1.78	-	-	1.93	-	-
Survivorship VUL GuardSM
Tier 1	1.32	-	1.40	1.54	1.38	1.57	1.70	-	-	1.73	-	-
Tier 2	1.33	-	1.41	1.55	1.39	1.58	1.71	-	-	1.74	-	-
Tier 3	1.34	-	1.42	1.57	1.40	1.60	1.72	-	-	1.75	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	1.65	-	-	-	-	-
Tier 2	-	-	-	-	-	-	1.66	-	-	-	-	-
Tier 3	-	-	-	-	-	-	1.67	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2012

	Goldman Sachs VIT Strategic Growth Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)

ASSETS
Investments
Number of shares	469,862	23,419	9,415	6,702	44,952	86,283	144,184	4,027	122,659	320,813	2,753	245,251

Identified cost	$5,281,189	$195,595	$98,234	$66,871	$628,007	$1,318,730	$1,975,872	$110,245	$3,331,611	$10,144,772	$90,864	$6,774,504

Value	$6,512,289	$200,232	$114,297	$74,457	$734,523	$1,811,952	$2,432,387	$109,424	$3,485,975	$13,137,282	$110,898	$7,539,018
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	153	2,681	785	-	-	-	-	-

Total assets	6,512,289	200,232	114,297	74,457	734,676	1,814,633	2,433,172	109,424	3,485,975	13,137,282	110,898	7,539,018

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	372	17	18	19	-	-	-	12	611	977	37	139

NET ASSETS	$6,511,917	$200,215	$114,279	$74,438	$734,676	$1,814,633	$2,433,172	$109,412	$3,485,364	$13,136,305	$110,861	$7,538,879

Outstanding Units
Policy owners	5,767,893	166,709	94,694	44,117	912,387	991,027	3,242,771	64,420	1,825,433	8,983,565	56,359	9,021,897

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	1.45	-	1.41	-	-	-	-	-	-	1.22	-	0.72
Variable Life Select	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	1.24	-	-	-	0.83	1.93	0.86	-	2.00	-	-	-
Variable Universal Life	1.02	-	-	-	0.81	1.87	0.83	-	1.94	1.19	-	0.71
Strategic Variable Life® Plus	1.22	1.20	1.20	-	-	-	-	1.70	-	1.17	-	0.69
Survivorship Variable Universal Life II	1.06	-	-	-	0.83	1.93	0.86	-	2.00	1.24	-	0.74
Variable Universal Life II
Tier 1	1.14	-	-	-	0.79	1.84	0.72	-	1.91	1.58	-	0.94
VUL GuardSM
Tier 1	1.68	-	-	-	0.81	1.88	1.81	-	1.95	-	2.22	-
Tier 2	1.47	-	-	-	0.68	1.70	1.33	-	1.80	-	1.98	-
Tier 3	1.43	-	-	-	0.66	1.66	1.30	-	1.76	-	1.93	-
Tier 4	1.45	-	-	-	0.67	1.68	1.31	-	1.78	-	1.95	-
Survivorship VUL GuardSM
Tier 1	1.40	-	-	-	0.64	1.57	1.52	-	1.73	-	1.82	-
Tier 2	1.41	-	-	-	0.64	1.59	1.53	-	1.74	-	1.84	-
Tier 3	1.42	-	-	-	0.65	1.60	1.54	-	1.76	-	1.85	-
Variable Universal Life III
Tier 1	-	-	-	1.68	1.26	1.57	1.77	-	-	-	-	-
Tier 2	-	-	-	1.69	1.27	1.57	1.78	-	-	-	-	-
Tier 3	-	-	-	1.70	1.27	1.58	1.79	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2012

	Janus Aspen Worldwide Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Equity Division	MML Equity Income Division
	(Service)

ASSETS
Investments
Number of shares	3,913	50,972	18,156	343,529	94,830	27,625	25,406	1,379,972	339,860	8,002	3,549,184	8,116

Identified cost	$101,581	$1,173,947	$354,453	$4,925,848	$1,485,958	$266,468	$258,853	$21,832,269	$3,652,447	$83,302	$76,391,424	$80,040

Value	$118,640	$1,469,523	$416,326	$5,400,279	$2,072,025	$289,235	$275,654	$26,668,333	$4,588,112	$86,498	$74,786,267	$85,781
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	30	-	-	-	-	14	5,366	5	72	-	348

Total assets	118,640	1,469,553	416,326	5,400,279	2,072,025	289,235	275,668	26,673,699	4,588,117	86,570	74,786,267	86,129

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	36	-	43	2,063	78	33	-	-	-	-	46,614	-

NET ASSETS	$118,604	$1,469,553	$416,283	$5,398,216	$2,071,947	$289,202	$275,668	$26,673,699	$4,588,117	$86,570	$74,739,653	$86,129

Outstanding Units
Policy owners	86,780	1,088,673	232,322	2,251,131	1,389,186	191,547	187,185	11,696,492	4,894,496	66,623	37,814,530	56,231

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$5.47	$-	$-	$5.26	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	4.52	-	-	4.28	-
Strategic Variable Life®	-	1.59	-	2.97	1.58	-	-	2.64	0.70	-	2.38	-
Variable Life Select	-	-	-	-	-	-	-	2.52	-	-	2.26	-
Strategic Group Variable Universal Life®	-	1.30	-	2.40	1.33	1.03	1.06	-	0.93	1.07	1.04	-
Survivorship Variable Universal Life	-	-	1.89	2.40	-	-	-	1.66	1.02	-	1.28	-
Variable Universal Life	-	-	1.84	2.34	-	-	-	1.55	0.73	-	1.20	-
Strategic Variable Life® Plus	-	1.35	-	2.62	1.39	-	-	1.52	0.68	-	1.17	-
Survivorship Variable Universal Life II	-	-	1.89	2.40	-	-	-	1.60	0.76	-	1.28	-
Variable Universal Life II
Tier 1	-	-	1.80	2.29	-	-	-	1.55	0.93	-	1.18	-
VUL GuardSM
Tier 1	1.53	-	1.84	2.35	-	-	-	1.81	1.46	-	1.69	-
Tier 2	1.28	-	1.62	1.78	-	-	-	1.62	1.28	-	1.43	-
Tier 3	1.25	-	1.59	1.73	-	-	-	1.59	1.25	-	1.40	-
Tier 4	1.26	-	1.60	1.75	-	-	-	1.60	1.26	-	1.41	-
Survivorship VUL GuardSM
Tier 1	1.29	-	1.55	2.03	-	-	-	1.53	1.27	-	1.31	-
Tier 2	1.30	-	1.56	2.04	-	-	-	1.55	1.28	-	1.32	-
Tier 3	1.31	-	1.57	2.06	-	-	-	1.56	1.29	-	1.33	-
Variable Universal Life III
Tier 1	-	-	-	-	-	1.65	1.54	-	1.79	1.52	1.51	1.53
Tier 2	-	-	-	-	-	1.66	1.55	-	1.80	1.53	1.52	1.53
Tier 3	-	-	-	-	-	1.66	1.56	-	1.81	1.53	1.53	1.54

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2012

	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation-Protected and Income Division	MML Large Cap Value Division	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division

ASSETS
Investments
Number of shares	2,968,990	6,729	4,024	7,726	22,721	12,011	602,348	715,666	3,191,573	11,126	9,190	27,119

Identified cost	$44,359,276	$59,070	$34,720	$64,335	$228,766	$104,518	$6,422,510	$7,876,313	$39,827,190	$140,748	$93,420	$289,792

Value	$53,233,989	$63,723	$40,083	$71,390	$242,208	$113,861	$7,143,844	$8,830,084	$42,135,510	$144,199	$102,101	$297,220
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	41	42	-	-	32	-	896	5,055	48	92	3

Total assets	53,233,989	63,764	40,125	71,390	242,208	113,893	7,143,844	8,830,980	42,140,565	144,247	102,193	297,223

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	1,806	-	-	12	21	-	2,636	-	-	-	-	-

NET ASSETS	$53,232,183	$63,764	$40,125	$71,378	$242,187	$113,893	$7,141,208	$8,830,980	$42,140,565	$144,247	$102,193	$297,223

Outstanding Units
Policy owners	39,846,325	44,972	24,024	47,053	162,815	77,881	4,344,169	6,753,003	19,110,549	74,452	59,325	246,607

UNIT VALUE
Variable Life Plus	$1.12	$-	$-	$-	$-	$-	$-	$-	$4.92	$-	$-	$-
Large Case Variable Life Plus	2.65	-	-	-	-	-	-	-	4.31	-	-	-
Strategic Variable Life®	2.16	-	-	-	-	-	-	-	2.73	-	-	-
Variable Life Select	1.22	-	-	-	-	-	-	-	2.64	-	-	-
Strategic Group Variable Universal Life®	1.68	-	-	-	1.05	-	-	-	2.00	-	-	1.06
Survivorship Variable Universal Life	1.51	-	-	-	-	-	1.72	1.42	2.21	-	-	-
Variable Universal Life	1.32	-	-	-	-	-	1.67	1.37	2.05	-	-	-
Strategic Variable Life® Plus	1.26	-	-	-	-	-	-	1.21	2.05	-	-	-
Survivorship Variable Universal Life II	1.16	-	-	-	-	-	1.72	1.42	2.13	-	-	-
Variable Universal Life II
Tier 1	1.26	-	-	-	-	-	1.63	1.31	1.80	-	-	-
VUL GuardSM
Tier 1	1.76	-	-	-	-	-	1.61	1.69	1.60	-	-	-
Tier 2	1.50	-	-	-	-	-	1.53	1.41	1.56	-	-	-
Tier 3	1.47	-	-	-	-	-	1.49	1.37	1.52	-	-	-
Tier 4	1.48	-	-	-	-	-	1.50	1.39	1.54	-	-	-
Survivorship VUL GuardSM
Tier 1	1.41	-	-	-	-	-	1.45	1.29	1.48	-	-	-
Tier 2	1.42	-	-	-	-	-	1.46	1.30	1.49	-	-	-
Tier 3	1.43	-	-	-	-	-	1.47	1.31	1.51	-	-	-
Variable Universal Life III
Tier 1	1.56	1.42	1.67	1.52	1.61	1.45	1.49	1.41	1.37	1.93	1.72	1.57
Tier 2	1.57	1.42	1.68	1.52	1.61	1.46	1.49	1.42	1.38	1.94	1.73	1.58
Tier 3	1.57	1.43	1.68	1.53	1.62	1.47	1.50	1.43	1.38	1.95	1.73	1.58

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2012

	MML Money Market Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer International Growth Division

ASSETS
Investments
Number of shares	86,733,271	526,093	1,847,620	9,925	2,803	147,354	1,072,296	1,177,377	2,139,358	4,705,023	10,271,363

Identified cost	$86,656,956	$7,885,682	$14,423,384	$92,056	$28,006	$1,736,440	$40,038,978	$10,060,024	$61,226,635	$24,772,864	$17,806,878

Value	$86,647,492	$8,575,601	$16,302,768	$99,846	$30,580	$1,844,876	$48,317,645	$9,725,138	$69,636,102	$26,677,480	$21,261,723
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	840	-	125	-	-	-	-	-	-	-

Total assets	86,647,492	8,576,441	16,302,768	99,971	30,580	1,844,876	48,317,645	9,725,138	69,636,102	26,677,480	21,261,723

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	48,624	-	3,508	-	6	676	32,451	1,002	4,642	3,690	338

NET ASSETS	$86,598,868	$8,576,441	$16,299,260	$99,971	$30,574	$1,844,200	$48,285,194	$9,724,136	$69,631,460	$26,673,790	$21,261,385

Outstanding Units
Policy owners	52,882,289	5,685,483	9,408,369	54,691	35,608	1,236,022	35,775,295	8,000,160	30,272,922	12,149,528	12,037,547

UNIT VALUE
Variable Life Plus	$2.16	$-	$-	$-	$-	$-	$-	$-	$1.62	$-	$-
Large Case Variable Life Plus®	1.89	-	-	-	-	-	-	-	4.37	0.73	-
Strategic Variable Life®	1.54	1.24	-	-	-	2.31	3.36	1.70	4.71	3.15	2.29
Variable Life Select	1.47	-	1.92	-	-	-	3.16	-	4.38	3.01	-
Strategic Group Variable Universal Life®	-	-	1.95	-	0.86	1.49	1.72	1.35	2.96	2.30	2.32
Survivorship Variable Universal Life	1.34	1.69	1.72	-	-	-	1.63	1.22	2.93	2.38	1.81
Variable Universal Life	1.25	1.30	2.04	-	-	-	1.42	1.31	2.75	2.30	1.75
Strategic Variable Life® Plus	-	1.19	2.14	-	-	1.43	1.37	1.28	2.66	2.27	2.10
Survivorship Variable Universal Life II	1.23	1.35	1.90	-	-	-	0.99	1.36	1.67	2.33	1.81
Variable Universal Life II
Tier 1	1.10	1.59	1.66	-	-	-	1.04	1.17	1.76	2.12	1.62
VUL GuardSM
Tier 1	1.11	2.20	1.83	-	-	-	1.59	1.04	2.50	1.85	3.01
Tier 2	1.08	1.62	1.46	-	-	-	1.33	1.01	1.86	1.70	2.05
Tier 3	1.06	1.59	1.42	-	-	-	1.30	0.99	1.82	1.66	2.00
Tier 4	1.07	1.60	1.44	-	-	-	1.31	1.00	1.84	1.68	2.02
Survivorship VUL GuardSM
Tier 1	1.07	1.67	1.44	-	-	-	1.29	0.95	1.75	1.61	1.99
Tier 2	1.08	1.68	1.46	-	-	-	1.30	0.96	1.76	1.62	2.00
Tier 3	1.09	1.69	1.47	-	-	-	1.31	0.97	1.78	1.63	2.02
Variable Universal Life III
Tier 1	0.97	1.68	1.75	1.82	-	-	1.56	-	1.73	1.53	1.78
Tier 2	0.98	1.69	1.76	1.83	-	-	1.57	-	1.74	1.53	1.78
Tier 3	0.98	1.70	1.77	1.84	-	-	1.57	-	1.74	1.54	1.79

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2012

	Oppenheimer Main Street Division	Oppenheimer Main Street Small- & Mid-Cap Division	Oppenheimer Money Division	Oppenheimer Small- & Mid-Cap Growth Division	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

ASSETS
Investments
Number of shares	837,472	102,206	11,560,550	626,422	9,906	438,226	618,871	1,566	1,935,068	99,093	811,378

Identified cost	$17,187,013	$1,587,526	$11,560,550	$27,189,009	$80,693	$4,498,205	$12,473,107	$7,842	$42,514,114	$1,928,504	$11,725,501

Value	$20,074,201	$2,058,431	$11,560,550	$34,327,905	$71,419	$5,894,134	$13,782,267	$7,799	$42,571,503	$2,246,429	$11,659,505
Dividends receivable	-	-	24	-	-	-	-	11	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	1,563	-	-	-	-	-	-	-	-	-	-

Total assets	20,075,764	2,058,431	11,560,574	34,327,905	71,419	5,894,134	13,782,267	7,810	42,571,503	2,246,429	11,659,505

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	764	382	39,717	20	336	1,722	8	7,033	136	2,253

NET ASSETS	$20,075,764	$2,057,667	$11,560,192	$34,288,188	$71,399	$5,893,798	$13,780,545	$7,802	$42,564,470	$2,246,293	$11,657,252

Outstanding Units
Policy owners	15,305,185	783,075	8,875,425	23,765,600	47,773	3,243,806	7,662,547	4,843	17,542,488	1,675,727	7,730,866

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$2.10	$-	$-
Large Case Variable Life Plus®	-	-	-	2.64	-	-	-	-	-	-	-
Strategic Variable Life®	3.35	2.74	1.58	2.55	-	-	-	-	3.25	1.61	-
Variable Life Select	-	-	-	2.38	-	-	-	-	2.64	-	-
Strategic Group Variable Universal Life®	1.46	2.61	1.33	1.40	-	-	-	-	2.67	1.30	-
Survivorship Variable Universal Life	1.42	-	-	1.40	-	1.92	1.89	-	3.13	-	1.64
Variable Universal Life	1.16	-	-	1.37	-	1.86	1.84	-	2.90	-	1.49
Strategic Variable Life® Plus	1.36	2.63	1.27	1.26	-	-	-	1.61	2.87	1.38	-
Survivorship Variable Universal Life II	1.21	-	-	0.71	-	1.92	1.89	-	2.27	-	1.55
Variable Universal Life II
Tier 1	1.30	-	-	1.11	-	1.83	1.80	-	2.14	-	1.50
VUL GuardSM
Tier 1	1.74	-	-	1.72	-	1.87	1.84	-	2.68	-	2.16
Tier 2	1.47	-	-	1.39	-	1.61	1.59	-	2.09	-	1.71
Tier 3	1.44	-	-	1.36	-	1.58	1.55	-	2.04	-	1.67
Tier 4	1.45	-	-	1.37	-	1.59	1.56	-	2.06	-	1.69
Survivorship VUL GuardSM
Tier 1	1.40	-	-	1.36	-	1.55	1.43	-	-	-	1.56
Tier 2	1.41	-	-	1.37	-	1.57	1.44	-	-	-	1.58
Tier 3	1.42	-	-	1.38	-	1.58	1.45	-	-	-	1.59
Variable Universal Life III
Tier 1	1.61	-	-	1.71	1.49	-	-	-	-	-	-
Tier 2	1.62	-	-	1.72	1.50	-	-	-	-	-	-
Tier 3	1.63	-	-	1.73	1.50	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2012

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Large Cap Value Division	Goldman Sachs VIT Mid Cap Value Division
							(Initial)	(Service)

Investment income
Dividends	$413,552	$1,135	$184,981	$290,665	$343,411	$57,361	$662,518	$64,367	$349	$74,246	$8,118	$18,316

Expenses
Mortality and expense risk fees	132,250	818	67,058	106,740	155,383	46,806	334,660	36,482	414	69,357	1,672	9,542

Net investment income (loss)	281,302	317	117,923	183,925	188,028	10,555	327,858	27,885	(65)	4,889	6,446	8,774

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on sale of fund shares	(40,650)	(622)	(171,232)	64,225	(160,072)	(92,408)	(640,369)	(60,087)	269	(44,329)	554	137,997
Realized gain distribution	-	-	-	-	-	1,522	-	-	-	-	14,343	-

Realized gain (loss)	(40,650)	(622)	(171,232)	64,225	(160,072)	(90,886)	(640,369)	(60,087)	269	(44,330)	14,897	137,997

Change in net unrealized appreciation/depreciation of investments	2,292,495	25,814	1,285,291	1,818,777	3,206,307	1,007,484	7,324,648	749,175	8,346	1,586,784	72,154	160,896

Net gain (loss) on investments	2,251,845	25,192	1,114,059	1,883,002	3,046,235	916,598	6,684,279	689,088	8,615	1,542,455	87,051	298,893

Net increase (decrease) in net assets resulting from operations	2,533,147	25,509	1,231,982	2,066,927	3,234,263	927,153	7,012,137	716,973	8,550	1,547,344	93,497	307,667

Capital transactions:
Transfer of net premiums	2,156,991	263	1,077,312	1,553,707	2,883,826	607,976	5,244,213	237,980	286	1,231,273	263	7,345
Transfers due to death benefits	(37,772)	-	(15,620)	(317,030)	(46,085)	(23,589)	(141,984)	(49,743)	-	(34,983)	-	-
Transfers due to withdrawal of funds	(1,099,480)	(1)	(524,372)	(469,282)	(1,020,151)	(337,867)	(3,015,738)	(315,347)	8	(496,649)	5	536
Transfers due to policy loans, net of repayments	(371,871)	-	(218,090)	(278,637)	(617,860)	(156,882)	(1,162,695)	(8,346)	(17)	(208,922)	-	(61)
Transfers due to charges for administrative and insurance costs	(1,079,954)	(1,793)	(475,958)	(828,762)	(1,272,674)	(307,206)	(2,915,654)	(116,997)	(1,102)	(559,515)	(4,159)	(101,653)
Transfers between divisions and to/from Guaranteed Principal Account	(280,036)	-	(148,178)	69,935	(1,204,147)	(184,553)	(489,681)	50,975	-	(214,788)	677	(443,410)

Net increase (decrease) in net assets resulting from capital transactions	(712,122)	(1,531)	(304,906)	(270,069)	(1,277,091)	(402,121)	(2,481,539)	(201,478)	(825)	(283,584)	(3,214)	(537,243)

Total increase (decrease)	1,821,025	23,978	927,076	1,796,858	1,957,172	525,032	4,530,598	515,495	7,725	1,263,760	90,283	(229,576)

NET ASSETS, at beginning of the year	18,306,289	125,630	9,056,343	13,494,126	19,774,147	6,136,663	45,266,125	4,698,320	61,898	9,029,620	499,395	1,834,516

NET ASSETS, at end of the year	$20,127,314	$149,608	$9,983,419	$15,290,984	$21,731,319	$6,661,695	$49,796,723	$5,213,815	$69,623	$10,293,380	$589,678	$1,604,940

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

	Goldman Sachs VIT Strategic Growth Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)

Investment income
Dividends	$44,269	$4,064	$2,138	$335	$13,094	$-	$-	$7,164	$87,528	$92,194	$655	$61,833

Expenses
Mortality and expense risk fees	45,076	1,108	803	404	4,849	13,258	18,171	2,201	25,224	88,346	933	44,662

Net investment income (loss)	(807)	2,956	1,335	(69)	8,245	(13,258)	(18,171)	4,963	62,304	3,848	(278)	17,171

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on sale of fund shares	170,524	(2,030)	(9,515)	1,265	63,025	(32,220)	129,069	(4,616)	(6,303)	933,346	5,191	31,137
Realized gain distribution	-	-	-	-	-	-	-	27,958	239,256	-	-	-

Realized gain (loss)	170,524	(2,030)	(9,515)	1,265	63,025	(32,220)	129,069	23,342	232,953	933,346	5,191	31,137

Change in net unrealized appreciation/depreciation of investments	937,419	35,383	26,436	12,010	34,161	377,550	117,449	14,952	106,933	1,698,133	17,501	1,190,414

Net gain (loss) on investments	1,107,943	33,353	16,921	13,275	97,186	345,330	246,518	38,294	339,886	2,631,479	22,692	1,221,551

Net increase (decrease) in net assets resulting from operations	1,107,136	36,309	18,256	13,206	105,431	332,072	228,347	43,257	402,190	2,635,327	22,414	1,238,722

Capital transactions:
Transfer of net premiums	634,840	8,303	4,131	42,972	134,000	214,221	307,817	-	358,598	1,399,897	7,653	760,835
Transfers due to death benefits	(6,476)	(29,706)	-	-	(39,944)	(146,631)	(92,292)	(2,577)	(462)	(150,263)	-	(42,465)
Transfers due to withdrawal of funds	(174,693)	(4,631)	17	(1,964)	(19,484)	(117,605)	(131,486)	(220)	(205,887)	(900,198)	(153)	(350,802)
Transfers due to policy loans, net of repayments	(144,441)	(16)	-	(5,002)	(68,789)	(27,227)	(41,294)	-	(38,944)	(359,818)	(381)	(209,621)
Transfers due to charges for administrative and insurance costs	(339,204)	(3,910)	(50,329)	(22,956)	(71,671)	(120,068)	(151,740)	(8,012)	(229,956)	(682,510)	(4,784)	(385,597)
Transfers between divisions and to/from Guaranteed Principal Account	(385,720)	(3,407)	-	1,333	99,852	13,706	83,902	(287,889)	(42,451)	(385,085)	(10,977)	(21,213)

Net increase (decrease) in net assets resulting from capital transactions	(415,694)	(33,367)	(46,181)	14,383	33,964	(183,604)	(25,093)	(298,698)	(159,102)	(1,077,977)	(8,642)	(248,863)

Total increase (decrease)	691,442	2,942	(27,925)	27,589	139,395	148,468	203,254	(255,441)	243,088	1,557,350	13,772	989,859

NET ASSETS, at beginning of the year	5,820,475	197,273	142,204	46,849	595,281	1,666,165	2,229,918	364,853	3,242,276	11,578,955	97,089	6,549,020

NET ASSETS, at end of the year	$6,511,917	$200,215	$114,279	$74,438	$734,676	$1,814,633	$2,433,172	$109,412	$3,485,364	$13,136,305	$110,861	$7,538,879

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

	Janus Aspen Worldwide Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)

Investment income
Dividends	$874	$-	$3,419	$-	$15,584	$2,023	$1,345	$4,498	$561,509	$3,743	$445	$2,329

Expenses
Mortality and expense risk fees	801	9,507	2,926	33,947	8,612	1,636	86	1,739	144,967	30,059	39	750

Net investment income (loss)	73	(9,507)	493	(33,947)	6,972	387	1,259	2,759	416,542	(26,316)	406	1,579

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	3,282	52,006	7,228	44,382	50,353	11,753	302	4,664	737,102	73,725	1,045	2,357
Realized gain distribution	-	-	-	469,254	-	-	-	5,944	-	-	-	4,136

Realized gain (loss)	3,282	52,006	7,228	513,636	50,353	11,753	302	10,608	737,102	73,725	1,045	6,493

Change in net unrealized appreciation/depreciation of investments	15,789	172,823	55,807	409,240	234,025	18,766	539	12,234	1,856,701	612,503	155	3,412

Net gain (loss) on investments	19,071	224,829	63,035	922,876	284,378	30,519	841	22,842	2,593,803	686,228	1,200	9,905

Net increase (decrease) in net assets resulting from operations	19,144	215,322	63,528	888,929	291,350	30,906	2,100	25,601	3,010,345	659,912	1,606	11,484

Capital transactions:
Transfer of net premiums	5,836	52,405	51,388	362,063	34,779	131,965	8,315	140,745	2,071,298	648,506	7,678	32,897
Transfers due to death benefits	-	(2,696)	-	(11,107)	-	-	-	-	(31,041)	(28,493)	-	-
Transfers due to withdrawal of funds	(580)	(111,007)	(19,532)	(121,658)	(77,638)	(5,415)	(1,280)	(7,776)	(1,083,167)	(168,706)	(446)	(44,335)
Transfers due to policy loans, net of repayments	(269)	(1,002)	(6,100)	(52,066)	(453)	(12)	-	(5,021)	(908,917)	(120,444)	(329)	-
Transfers due to charges for administrative and insurance costs	(1,944)	(35,425)	(19,623)	(176,472)	(20,396)	(61,845)	(3,750)	(84,415)	(1,934,471)	(287,688)	(3,531)	(21,344)
Transfers between divisions and to/from Guaranteed Principal Account	(4,305)	6,485	(16,361)	227,465	74,916	15,072	(41,904)	(15,090)	417,460	145,294	(19,921)	(141)

Net increase (decrease) in net assets resulting from capital transactions	(1,262)	(91,240)	(10,228)	228,226	11,208	79,765	(38,619)	28,443	(1,468,838)	188,469	(16,549)	(32,923)

Total increase (decrease)	17,882	124,082	53,300	1,117,154	302,558	110,671	(36,519)	54,044	1,541,507	848,381	(14,943)	(21,439)

NET ASSETS, at beginning of the year	100,722	1,345,471	362,983	4,281,062	1,769,389	178,531	36,519	221,624	25,132,192	3,739,736	14,943	108,009

NET ASSETS, at end of the year	$118,604	$1,469,553	$416,283	$5,398,216	$2,071,947	$289,202	$-	$275,668	$26,673,699	$4,588,117	$-	$86,570

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation-Protected and Income Division	MML Large Cap Value Division
Investment income

Dividends	$-	$23,280	$1,405,500	$1,534	$900,522	$1,135	$344	$803	$2,705	$1,130	$213,480	$61,266

Expenses
Mortality and expense risk fees	4,963	2,496	379,788	488	341,029	361	235	431	1,372	574	42,635	62,921

Net investment income (loss)	(4,963)	20,784	1,025,712	1,046	559,493	774	109	372	1,333	556	170,845	(1,655)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	112,566	60,675	(1,275,137)	1,863	1,813,856	(3,858)	1,084	1,179	8,249	4,070	115,963	116,943
Realized gain distribution	-	-	-	-	-	-	-	-	1,912	-	58,991	-

Realized gain (loss)	112,566	60,675	(1,275,137)	1,863	1,813,856	(3,858)	1,084	1,179	10,161	4,070	174,954	116,943

Change in net unrealized appreciation/depreciation of investments	21,337	3,111	10,786,607	7,739	5,412,455	11,912	5,930	8,727	11,989	6,128	51,846	884,687

Net gain (loss) on investments	133,903	63,786	9,511,470	9,602	7,226,311	8,054	7,014	9,906	22,150	10,198	226,800	1,001,630

Net increase (decrease) in net assets resulting from operations	128,940	84,570	10,537,182	10,648	7,785,804	8,828	7,123	10,278	23,483	10,754	397,645	999,975

Capital transactions:
Transfer of net premiums	110,577	38,210	5,903,108	35,749	3,095,909	31,708	16,674	33,789	93,901	34,824	699,509	899,285
Transfers due to death benefits	(5,077)	-	(375,488)	-	(75,138)	-	-	-	-	-	(108,606)	(42,487)
Transfers due to withdrawal of funds	(35,691)	(10,628)	(2,849,030)	(1,483)	(2,513,337)	(874)	(547)	(1,740)	(2,422)	(1,255)	(255,994)	(352,029)
Transfers due to policy loans, net of repayments	(23,026)	(1,345)	(1,146,214)	(10,169)	(507,628)	(8,594)	(315)	(9,879)	(297)	(323)	(126,216)	(148,110)
Transfers due to charges for administrative and insurance costs	(48,138)	(23,569)	(5,120,537)	(14,730)	(2,430,900)	(16,740)	(9,017)	(18,162)	(59,056)	(21,179)	(372,241)	(459,920)
Transfers between divisions and to/from Guaranteed Principal Account	(2,051,994)	(1,058,504)	(3,349,133)	448	(6,880,889)	(2,383)	(5,391)	200	396	128	458,661	(253,210)

Net increase (decrease) in net assets resulting from capital transactions	(2,053,349)	(1,055,836)	(6,937,294)	9,815	(9,311,983)	3,117	1,404	4,208	32,522	12,195	295,113	(356,471)

Total increase (decrease)	(1,924,409)	(971,266)	3,599,888	20,463	(1,526,179)	11,945	8,527	14,486	56,005	22,949	692,758	643,504

NET ASSETS, at beginning of the year	1,924,409	971,266	71,139,765	65,666	54,758,362	51,819	31,598	56,892	186,182	90,944	6,448,450	8,187,476

NET ASSETS, at end of the year	$-	$-	$74,739,653	$86,129	$53,232,183	$63,764	$40,125	$71,378	$242,187	$113,893	$7,141,208	$8,830,980

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small/Mid Cap Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Balanced Division

Investment income
Dividends	$1,183,241	$-	$1,454	$4,168	$970	$9,432	$-	$951	$-	$586	$131	$23,971

Expenses
Mortality and expense risk fees	225,147	785	590	1,692	406,117	5,160	60,415	195	110,696	527	430	12,477

Net investment income (loss)	958,094	(785)	864	2,476	(405,147)	4,272	(60,415)	756	(110,696)	59	(299)	11,494

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	255,406	1,125	3,836	1,437	(2,580)	231,123	232,867	4,451	(660,824)	5,100	13	(49,090)
Realized gain distribution	447,216	7,019	4,208	5,948	88	435,110	898,638	868	239,229	-	-	-

Realized gain (loss)	702,622	8,144	8,044	7,385	(2,492)	666,233	1,131,505	5,319	(421,595)	5,100	13	(49,090)

Change in net unrealized appreciation/depreciation of investments	419,563	4,729	4,028	10,078	1,521	(361,526)	(110,612)	367	3,058,523	8,484	7,182	210,131

Net gain (loss) on investments	1,122,185	12,873	12,072	17,463	(971)	304,707	1,020,893	5,686	2,636,928	13,584	7,195	161,041

Net increase (decrease) in net assets resulting from operations	2,080,279	12,088	12,936	19,939	(406,118)	308,979	960,478	6,442	2,526,232	13,643	6,896	172,535

Capital transactions:
Transfer of net premiums	2,115,709	57,642	30,996	53,348	3,599,871	40,816	883,453	18,945	1,793,623	37,298	3,030	69,760
Transfers due to death benefits	(80,905)	-	-	-	(29,905)	-	(98,700)	-	(32,269)	-	-	-
Transfers due to withdrawal of funds	(1,548,414)	(1,196)	(2,166)	(7,720)	(23,996,265)	(13,990)	(473,793)	(132)	(1,162,917)	(2,070)	(4)	(38,580)
Transfers due to policy loans, net of repayments	(454,554)	(347)	(665)	(69)	(611,447)	(8,435)	(147,701)	-	(350,594)	(783)	-	(21,502)
Transfers due to charges for administrative and insurance costs	(1,659,466)	(26,842)	(17,328)	(30,070)	(3,323,940)	(37,470)	(454,463)	(9,291)	(840,087)	(21,442)	(787)	(70,250)
Transfers between divisions and to/from Guaranteed Principal Account	1,046,839	20,945	4,364	157,351	24,269,907	(2,247,523)	(27,836)	(96,955)	(166,821)	5,539	(28,061)	369,699

Net increase (decrease) in net assets resulting from capital transactions	(580,791)	50,202	15,201	172,840	(91,779)	(2,266,602)	(319,040)	(87,433)	(759,065)	18,542	(25,822)	309,127

Total increase (decrease)	1,499,488	62,290	28,137	192,779	(497,897)	(1,957,623)	641,438	(80,991)	1,767,167	32,185	(18,926)	481,662

NET ASSETS, at beginning of the year	40,641,077	81,957	74,056	104,444	87,096,765	1,957,623	7,935,003	80,991	14,532,093	67,786	49,500	1,362,538

NET ASSETS, at end of the year	$42,140,565	$144,247	$102,193	$297,223	$86,598,868	$-	$8,576,441	$-	$16,299,260	$99,971	$30,574	$1,844,200

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small- & Mid-Cap Division	Oppenheimer Money Division	Oppenheimer Small- & Mid-Cap Growth Division	Panorama Growth Division	Panorama Total Return Division

Investment income
Dividends	$314,413	$457,948	$1,394,798	$1,194,086	$903,180	$286,593	$188,391	$12,866	$1,092	$-	$11,659	$9,429

Expenses
Mortality and expense risk fees	315,751	65,069	407,365	145,699	29,646	136,115	136,926	15,202	67,698	213,519	2,144	872

Net investment income (loss)	(1,338)	392,879	987,433	1,048,387	873,534	150,478	51,465	(2,336)	(66,606)	(213,519)	9,515	8,557

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,620,374	(261,700)	586,959	(96,342)	(396,188)	181,478	334,663	42,173	-	1,887,404	189,972	(27,350)
Realized gain distribution	-	-	-	220,302	-	-	-	-	-	-	-	-

Realized gain (loss)	1,620,374	(261,700)	586,959	123,960	(396,188)	181,478	334,663	42,173	-	1,887,404	189,972	(27,350)

Change in net unrealized appreciation/depreciation of investments	4,434,391	713,795	10,704,615	1,159,357	318,084	3,436,396	2,364,340	285,096	-	3,307,570	(78,576)	39,723

Net gain (loss) on investments	6,054,765	452,095	11,291,574	1,283,317	(78,104)	3,617,874	2,699,003	327,269	-	5,194,974	111,396	12,373

Net increase (decrease) in net assets resulting from operations	6,053,427	844,974	12,279,007	2,331,704	795,430	3,768,352	2,750,468	324,933	(66,606)	4,981,455	120,911	20,930

Capital transactions:
Transfer of net premiums	4,917,104	851,543	5,565,218	2,035,493	731,461	1,878,093	1,980,066	60,843	170,446	3,315,385	6,869	4,939
Transfers due to death benefits	(106,167)	(16,680)	(293,092)	(254,811)	(13,428)	(14,790)	(91,670)	(13,425)	(7,841)	(112,435)	-	-
Transfers due to withdrawal of funds	(2,726,261)	(624,947)	(3,553,787)	(1,051,479)	(307,322)	(715,191)	(964,694)	(207,570)	(205,135)	(2,053,731)	(5,126)	(1,766)
Transfers due to policy loans, net of repayments	(1,097,522)	(130,151)	(1,041,105)	(413,773)	(112,884)	(347,872)	(559,607)	(7,812)	(24)	(751,007)	(451)	(676)
Transfers due to charges for administrative and insurance costs	(2,672,902)	(435,196)	(3,258,010)	(1,213,061)	(270,936)	(888,013)	(1,142,068)	(56,461)	(323,605)	(2,064,849)	(12,972)	(7,893)
Transfers between divisions and to/from Guaranteed Principal Account	(4,111,285)	159,783	(1,859,439)	5,895,866	(6,023,451)	(196,104)	907,294	(165,021)	1,422,082	(2,122,966)	(972,324)	(369,672)

Net increase (decrease) in net assets resulting from capital transactions	(5,797,033)	(195,648)	(4,440,215)	4,998,235	(5,996,560)	(283,877)	129,321	(389,446)	1,055,923	(3,789,603)	(984,004)	(375,068)

Total increase (decrease)	256,394	649,326	7,838,792	7,329,939	(5,201,130)	3,484,475	2,879,789	(64,513)	989,317	1,191,852	(863,093)	(354,138)

NET ASSETS, at beginning of the year	48,028,800	9,074,810	61,792,668	19,343,851	5,201,130	17,776,910	17,195,975	2,122,180	10,570,875	33,096,336	863,093	354,138

NET ASSETS, at end of the year	$48,285,194	$9,724,136	$69,631,460	$26,673,790	$-	$21,261,385	$20,075,764	$2,057,667	$11,560,192	$34,288,188	$-	$-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Investment income
Dividends	$1,586	$8,730	$281,894	$2,281	$-	$10,813	$317,736

Expenses
Mortality and expense risk fees	427	42,712	94,586	663	272,394	14,623	77,277

Net investment income (loss)	1,159	(33,982)	187,308	1,618	(272,394)	(3,810)	240,459

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(2,046)	217,433	(90,944)	(332)	187,021	5,626	(285,355)
Realized gain distribution	2,351	-	-	16	3,923,271	13,762	-

Realized gain (loss)	305	217,433	(90,944)	(316)	4,110,292	19,388	(285,355)

Change in net unrealized appreciation/depreciation of investments	1,180	706,576	1,817,397	1,425	1,448,859	213,430	1,789,815

Net gain (loss) on investments	1,485	924,009	1,726,453	1,109	5,559,151	232,818	1,504,460

Net increase (decrease) in net assets resulting from operations	2,644	890,027	1,913,761	2,727	5,286,757	229,008	1,744,919

Capital transactions:
Transfer of net premiums	34,846	621,764	1,538,540	370	2,634,216	98,738	1,193,020
Transfers due to death benefits	-	(57,634)	(50,475)	-	(534,270)	(238)	(37,225)
Transfers due to withdrawal of funds	(2,251)	(251,794)	(617,746)	-	(2,308,617)	(25,556)	(523,938)
Transfers due to policy loans, net of repayments	(1)	(150,933)	(270,945)	-	(705,579)	(3,374)	(259,842)
Transfers due to charges for administrative and insurance costs	(17,399)	(319,707)	(680,331)	(3,356)	(1,981,593)	(49,852)	(522,470)
Transfers between divisions and to/from Guaranteed Principal Account	146	61,500	336,537	(134,620)	(940,271)	209,443	(29,161)

Net increase (decrease) in net assets resulting from capital transactions	15,341	(96,804)	255,580	(137,606)	(3,836,114)	229,161	(179,616)

Total increase (decrease)	17,985	793,223	2,169,341	(134,879)	1,450,643	458,169	1,565,303

NET ASSETS, at beginning of the year	53,414	5,100,575	11,611,204	142,681	41,113,827	1,788,124	10,091,949

NET ASSETS, at end of the year	$71,399	$5,893,798	$13,780,545	$7,802	$42,564,470	$2,246,293	$11,657,252

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2011

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Large Cap Value Division	Goldman Sachs VIT Mid Cap Value Division
							(Initial)	(Service)

Investment income
Dividends	$289,016	$2,118	$183,793	$259,598	$317,762	$59,748	$484,195	$45,724	$171	$64,309	$6,601	$15,115

Expenses
Mortality and expense risk fees	123,292	862	62,704	99,662	147,081	47,822	318,210	34,825	412	66,526	1,704	9,689

Net investment income (loss)	165,724	1,256	121,089	159,936	170,681	11,926	165,985	10,899	(241)	(2,217)	4,897	5,426

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(99,049)	(3,586)	(312,100)	1,101	(116,653)	(75,777)	(103,130)	(244,540)	4,774	(101,000)	21,696	(3,286)
Realized gain distribution	-	-	-	-	-	-	-	-	258	-	-	-

Realized gain (loss)	(99,049)	(3,586)	(312,100)	1,101	(116,653)	(75,777)	(103,130)	(244,540)	5,032	(101,000)	21,696	(3,286)

Change in net unrealized appreciation/depreciation of investments	401,767	(15,557)	234,139	(94,507)	(566,968)	(254,344)	(1,521,323)	82,090	(4,009)	(319,110)	(62,811)	(102,422)

Net gain (loss) on investments	302,718	(19,143)	(77,961)	(93,406)	(683,621)	(330,121)	(1,624,453)	(162,450)	1,023	(420,110)	(41,115)	(105,708)

Net increase (decrease) in net assets resulting from operations	468,442	(17,887)	43,128	66,530	(512,940)	(318,195)	(1,458,468)	(151,551)	782	(422,327)	(36,218)	(100,282)

Capital transactions:
Transfer of net premiums	2,142,392	263	1,214,627	1,758,370	3,199,103	651,456	5,672,979	491,561	286	1,289,665	263	73,384
Transfers due to death benefits	(8,403)	-	(2,874)	(4,279)	(8,416)	(18,305)	(79,336)	(47)	-	(205)	-	-
Transfers due to withdrawal of funds	(899,780)	(12,257)	(696,490)	(355,008)	(697,199)	(705,770)	(1,768,316)	(287,941)	(19,510)	(406,452)	(63,608)	(210,682)
Transfers due to policy loans, net of repayments	(396,719)	-	(177,265)	(281,104)	(684,293)	(166,074)	(1,034,143)	(47,167)	(15)	(205,198)	-	(52)
Transfers due to charges for administrative and insurance costs	(1,111,993)	(1,843)	(541,425)	(897,668)	(1,424,209)	(340,541)	(3,124,859)	(117,232)	(1,022)	(649,905)	(4,204)	(113,801)
Transfers between divisions and to/from Guaranteed Principal Account	(384,198)	-	68,371	(504,628)	(284,946)	66,527	(517,690)	(47,666)	-	(96,926)	(54,646)	(54,580)

Net increase (decrease) in net assets resulting from capital transactions	(658,701)	(13,837)	(135,056)	(284,317)	100,040	(512,707)	(851,365)	(8,492)	(20,261)	(69,021)	(122,195)	(305,731)

Total increase (decrease)	(190,259)	(31,724)	(91,928)	(217,787)	(412,900)	(830,902)	(2,309,833)	(160,043)	(19,479)	(491,348)	(158,413)	(406,013)

NET ASSETS, at beginning of the year	18,496,548	157,354	9,148,271	13,711,913	20,187,047	6,967,565	47,575,958	4,858,363	81,377	9,520,968	657,808	2,240,529

NET ASSETS, at end of the year	$18,306,289	$125,630	$9,056,343	$13,494,126	$19,774,147	$6,136,663	$45,266,125	$4,698,320	$61,898	$9,029,620	$499,395	$1,834,516

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	Goldman Sachs VIT Strategic Growth Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Invesco V.I. Dividend Growth Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)

Investment income
Dividends	$27,701	$7,548	$2,595	$1,647	$1,664	$-	$4,414	$9,471	$77,407	$46,848	$263	$43,850

Expenses
Mortality and expense risk fees	42,341	1,414	1,016	269	5,307	12,238	17,303	2,760	25,341	83,416	885	48,044

Net investment income (loss)	(14,640)	6,134	1,579	1,378	(3,643)	(12,238)	(12,889)	6,711	52,066	(36,568)	(622)	(4,194)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	62,708	(68,267)	(21,719)	2,512	(49,603)	(17,794)	84,646	20,374	(39,691)	627,143	4,580	100,637
Realized gain distribution	-	-	-	-	-	-	-	20,573	186,368	-	-	-

Realized gain (loss)	62,708	(68,267)	(21,719)	2,512	(49,603)	(17,794)	84,646	40,947	146,677	627,143	4,580	100,637

Change in net unrealized appreciation/depreciation of investments	(252,460)	29,714	27,778	(6,570)	16,049	85,001	(204,370)	(37,579)	(188,733)	(1,488,395)	(12,945)	(1,214,324)

Net gain (loss) on investments	(189,752)	(38,553)	6,059	(4,058)	(33,554)	67,207	(119,724)	3,368	(42,056)	(861,252)	(8,365)	(1,113,687)

Net increase (decrease) in net assets resulting from operations	(204,392)	(32,419)	7,638	(2,680)	(37,197)	54,969	(132,613)	10,079	10,010	(897,820)	(8,987)	(1,117,881)

Capital transactions:
Transfer of net premiums	629,265	13,207	4,131	41,644	151,130	222,857	304,287	13,230	382,693	1,416,253	8,067	826,852
Transfers due to death benefits	(1,004)	-	-	-	-	(3,836)	(3,311)	-	(178)	(35,006)	-	(10,730)
Transfers due to withdrawal of funds	(202,749)	(110,524)	(16,943)	(9,993)	(21,623)	(99,167)	(166,817)	(228,559)	(376,304)	(807,649)	(2,669)	(405,938)
Transfers due to policy loans, net of repayments	(134,813)	(16)	-	(73)	(103,418)	(61,486)	(64,696)	-	(36,551)	(243,711)	(4,416)	(152,135)
Transfers due to charges for administrative and insurance costs	(355,769)	(4,569)	(44,248)	(20,578)	(76,853)	(131,292)	(163,809)	(8,796)	(219,844)	(713,697)	(3,460)	(430,118)
Transfers between divisions and to/from Guaranteed Principal Account	(87,712)	13,069	(6,928)	5,178	(141,761)	13,664	46,330	12,640	(34,286)	(19,497)	(15,461)	(140,539)

Net increase (decrease) in net assets resulting from capital transactions	(152,782)	(88,833)	(63,988)	16,178	(192,525)	(59,260)	(48,016)	(211,485)	(284,470)	(403,307)	(17,939)	(312,608)

Total increase (decrease)	(357,174)	(121,252)	(56,350)	13,498	(229,722)	(4,291)	(180,629)	(201,406)	(274,460)	(1,301,127)	(26,926)	(1,430,489)

NET ASSETS, at beginning of the year	6,177,649	318,525	198,554	33,351	825,003	1,670,456	2,410,547	566,259	3,516,736	12,880,082	124,015	7,979,509

NET ASSETS, at end of the year	$5,820,475	$197,273	$142,204	$46,849	$595,281	$1,666,165	$2,229,918	$364,853	$3,242,276	$11,578,955	$97,089	$6,549,020

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	Janus Aspen Worldwide Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)

Investment income
Dividends	$559	$2,601	$3,562	$-	$15,441	$1,499	$641	$3,203	$529,108	$1,426	$102	$1,751

Expenses
Mortality and expense risk fees	836	8,927	4,210	32,056	7,745	964	234	891	137,514	26,492	99	465

Net investment income (loss)	(277)	(6,326)	(648)	(32,056)	7,696	535	407	2,312	391,594	(25,066)	3	1,286

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	11,863	73,232	20,397	212,320	22,471	3,630	5,845	4,504	565,838	59,435	1,043	568
Realized gain distribution	-	-	-	557,339	-	-	-	2,226	-	-	-	3,095

Realized gain (loss)	11,863	73,232	20,397	769,659	22,471	3,630	5,845	6,730	565,838	59,435	1,043	3,663

Change in net unrealized appreciation/depreciation of investments	(28,996)	(77,293)	(49,545)	(1,223,505)	(45,263)	(7,511)	(4,920)	(6,168)	109,786	(31,986)	(1,410)	(3,114)

Net gain (loss) on investments	(17,133)	(4,061)	(29,148)	(453,846)	(22,792)	(3,881)	925	562	675,624	27,449	(367)	549

Net increase (decrease) in net assets resulting from operations	(17,410)	(10,387)	(29,796)	(485,902)	(15,096)	(3,346)	1,332	2,874	1,067,218	2,383	(364)	1,835

Capital transactions:
Transfer of net premiums	6,234	84,600	90,985	465,099	60,172	90,569	25,775	114,959	2,213,913	783,575	14,897	57,337
Transfers due to death benefits	-	(895)	-	(3,614)	-	-	-	-	(139,499)	(1,174)	-	-
Transfers due to withdrawal of funds	(1,996)	(131,622)	(2,171)	(259,204)	(32,898)	(3,881)	(22,351)	(11,864)	(1,931,514)	(191,775)	(5,282)	(14)
Transfers due to policy loans, net of repayments	(4,130)	(749)	(5,242)	(73,457)	(289)	(26)	—	(819)	(354,339)	(61,533)	-	-
Transfers due to charges for administrative and insurance costs	(1,786)	(32,847)	(52,896)	(189,553)	(19,466)	(49,960)	(11,794)	(46,942)	(1,936,241)	(283,681)	(7,701)	(20,222)
Transfers between divisions and to/from Guaranteed Principal Account	1,726	(57,126)	(281,398)	16,378	1,627	39,891	6,911	50,284	(11,510)	(43,664)	1,037	12,143

Net increase (decrease) in net assets resulting from capital transactions	48	(138,639)	(250,722)	(44,351)	9,146	76,593	(1,459)	105,618	(2,159,190)	201,748	2,951	49,244

Total increase (decrease)	(17,362)	(149,026)	(280,518)	(530,253)	(5,950)	73,247	(127)	108,492	(1,091,972)	204,131	2,587	51,079

NET ASSETS, at beginning of the year	118,084	1,494,497	643,501	4,811,315	1,775,339	105,284	36,646	113,132	26,224,164	3,535,605	12,356	56,930

NET ASSETS, at end of the year	$100,722	$1,345,471	$362,983	$4,281,062	$1,769,389	$178,531	$36,519	$221,624	$25,132,192	$3,739,736	$14,943	$108,009

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Value Division

Investment income
Dividends	$-	$14,238	$1,191,245	$992	$961,280	$973	$262	$566	$2,959	$2,542	$294,380	$75,996

Expenses
Mortality and expense risk fees	15,222	7,148	394,884	362	352,495	296	181	309	1,007	458	37,591	61,109

Net investment income (loss)	(15,222)	7,090	796,361	630	608,785	677	81	257	1,952	2,084	256,789	14,887

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	42,674	(23,398)	(659,581)	3,675	1,836,511	1,619	1,143	2,682	6,594	(1,029)	30,693	100,461
Realized gain distribution	-	-	-	-	-	-	-	-	-	-	-	-

Realized gain (loss)	42,674	(23,398)	(659,581)	3,675	1,836,511	1,619	1,143	2,682	6,594	(1,029)	30,693	100,461

Change in net unrealized appreciation/depreciation of investments	(163,847)	38,422	(3,090,952)	(5,689)	(1,603,968)	(8,514)	(2,277)	(4,397)	(11,415)	2,320	415,782	(515,132)

Net gain (loss) on investments	(121,173)	15,024	(3,750,533)	(2,014)	232,543	(6,895)	(1,134)	(1,715)	(4,821)	1,291	446,475	(414,671)

Net increase (decrease) in net assets resulting from operations	(136,395)	22,114	(2,954,172)	(1,384)	841,328	(6,218)	(1,053)	(1,458)	(2,869)	3,375	703,264	(399,784)

Capital transactions:
Transfer of net premiums	328,399	99,550	6,419,500	42,242	3,382,223	44,359	18,049	41,750	124,979	80,149	662,644	1,234,939
Transfers due to death benefits	(12,214)	(7,276)	(439,847)	-	(80,372)	-	-	-	-	-	(2,480)	(18,919)
Transfers due to withdrawal of funds	(93,026)	(74,971)	(6,680,168)	(2,574)	(2,888,698)	(1,600)	(185)	(1,187)	(5,653)	(203)	(177,277)	(453,781)
Transfers due to policy loans, net of repayments	(81,388)	(7,126)	(1,077,472)	-	(547,814)	(66)	(71)	(72)	(13)	(88)	(79,850)	(234,141)
Transfers due to charges for administrative and insurance costs	(156,901)	(65,022)	(5,448,007)	(11,177)	(2,531,170)	(13,925)	(8,848)	(13,434)	(51,022)	(19,825)	(400,064)	(491,808)
Transfers between divisions and to/from Guaranteed Principal Account	(147,409)	93,835	(1,348,689)	3,220	(5,016,005)	3,771	3,220	345	3,541	3,698	330,721	(81,382)

Net increase (decrease) in net assets resulting from capital transactions	(162,539)	38,990	(8,574,683)	31,711	(7,681,836)	32,539	12,165	27,402	71,832	63,731	333,694	(45,092)

Total increase (decrease)	(298,934)	61,104	(11,528,855)	30,327	(6,840,508)	26,321	11,112	25,944	68,963	67,106	1,036,958	(444,876)

NET ASSETS, at beginning of the year	2,223,343	910,162	82,668,620	35,339	61,598,870	25,498	20,486	30,948	117,219	23,838	5,411,492	8,632,352

NET ASSETS, at end of the year	$1,924,409	$971,266	$71,139,765	$65,666	$54,758,362	$51,819	$31,598	$56,892	$186,182	$90,944	$6,448,450	$8,187,476

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small/Mid Cap Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Balanced Division

Investment income
Dividends	$1,502,430	$-	$1,374	$2,057	$1,489	$4,904	$-	$518	$147,051	$411	$323	$38,047

Expenses
Mortality and expense risk fees	221,577	527	458	595	392,614	13,024	61,308	436	106,170	458	72	11,464

Net investment income (loss)	1,280,853	(527)	916	1,462	(391,125)	(8,120)	(61,308)	82	40,881	(47)	251	26,583

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	382,640	9,859	2,627	5,203	(1,675)	104,829	376,930	8,415	(446,604)	3,791	(47)	(197,352)
Realized gain distribution	783,449	-	-	76	1,314	-	338,231	-	2,158,577	-	2,211	-

Realized gain (loss)	1,166,089	9,859	2,627	5,279	(361)	104,829	715,161	8,415	1,711,973	3,791	2,164	(197,352)

Change in net unrealized appreciation/depreciation of investments	232,048	(11,984)	(4,196)	(7,378)	(780)	(50,981)	(1,117,014)	(8,570)	(2,166,963)	(9,043)	(4,608)	176,619

Net gain (loss) on investments	1,398,137	(2,125)	(1,569)	(2,099)	(1,141)	53,848	(401,853)	(155)	(454,990)	(5,252)	(2,444)	(20,733)

Net increase (decrease) in net assets resulting from operations	2,678,990	(2,652)	(653)	(637)	(392,266)	45,728	(463,161)	(73)	(414,109)	(5,299)	(2,193)	5,850

Capital transactions:
Transfer of net premiums	2,271,098	43,829	26,537	51,043	3,317,971	159,236	986,195	51,815	1,866,461	34,974	73	158,268
Transfers due to death benefits	(712,289)	-	-	-	(6,149)	(25,874)	(16,511)	-	(5,202)	-	-	-
Transfers due to withdrawal of funds	(4,642,894)	(1,099)	(1,077)	(2,276)	(6,788,700)	(171,665)	(537,644)	(265)	(874,038)	(11,468)	6	(151,905)
Transfers due to policy loans, net of repayments	(274,880)	(76)	(87)	(1,562)	(326,336)	(23,535)	(221,069)	-	(414,179)	(72)	-	(22,033)
Transfers due to charges for administrative and insurance costs	(1,814,707)	(21,383)	(20,666)	(38,893)	(2,844,602)	(94,144)	(492,792)	(18,872)	(906,371)	(20,389)	(128)	(74,992)
Transfers between divisions and to/from Guaranteed Principal Account	308,032	6,469	5,370	27,145	7,206,611	300,533	(402,137)	4,460	(350,362)	1,775	51,742	(174,570)

Net increase (decrease) in net assets resulting from capital transactions	(4,865,640)	27,740	10,077	35,457	558,795	144,551	(683,958)	37,138	(683,691)	4,820	51,693	(265,232)

Total increase (decrease)	(2,186,650)	25,088	9,424	34,820	166,529	190,279	(1,147,119)	37,065	(1,097,800)	(479)	49,500	(259,382)

NET ASSETS, at beginning of the year	42,827,727	56,869	64,632	69,624	86,930,236	1,767,344	9,082,122	43,926	15,629,893	68,265	-	1,621,920

NET ASSETS, at end of the year	$40,641,077	$81,957	$74,056	$104,444	$87,096,765	$1,957,623	$7,935,003	$80,991	$14,532,093	$67,786	$49,500	$1,362,538

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small- & Mid-Cap Division	Oppenheimer Money Division	Oppenheimer Small- & Mid-Cap Growth Division	Panorama Growth Division	Panorama Total Return Division

Investment income
Dividends	$183,368	$507,545	$871,284	$650,231	$429,339	$185,677	$149,422	$15,887	$1,144	$-	$6,758	$12,142

Expenses
Mortality and expense risk fees	319,030	61,039	425,687	139,360	33,980	133,478	122,979	15,753	70,132	213,051	6,127	2,962

Net investment income (loss)	(135,662)	446,506	445,597	510,871	395,359	52,199	26,443	134	(68,988)	(213,051)	631	9,180

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,200,349	(465,037)	1,266,673	169,440	(733,166)	378,269	188,645	69,503	-	1,009,761	(239)	(13,153)
Realized gain distribution	-	-	-	249,959	-	-	-	-	-	-	-	-

Realized gain (loss)	1,200,349	(465,037)	1,266,673	419,399	(733,166)	378,269	188,645	69,503	-	1,009,761	(239)	(13,153)

Change in net unrealized appreciation/depreciation of investments	(1,885,818)	653,410	(7,643,968)	(899,369)	167,347	(1,920,892)	(340,569)	(122,243)	-	(524,251)	(3,274)	4,279

Net gain (loss) on investments	(685,469)	188,373	(6,377,295)	(479,970)	(565,819)	(1,542,623)	(151,924)	(52,740)	-	485,510	(3,513)	(8,874)

Net increase (decrease) in net assets resulting from operations	(821,131)	634,879	(5,931,698)	30,901	(170,460)	(1,490,424)	(125,481)	(52,606)	(68,988)	272,459	(2,882)	306

Capital transactions:
Transfer of net premiums	5,250,239	1,059,048	6,195,151	2,136,108	995,063	2,205,882	2,212,745	105,712	979,690	3,620,634	45,949	26,689
Transfers due to death benefits	(31,483)	(26,122)	(65,720)	(14,970)	(615)	(10,920)	(39,555)	(1,506)	-	(46,341)	-	-
Transfers due to withdrawal of funds	(3,212,947)	(479,284)	(3,139,177)	(1,171,820)	(447,490)	(921,574)	(1,309,262)	(227,195)	(2,614,109)	(1,981,120)	(33,785)	(68,330)
Transfers due to policy loans, net of repayments	(1,013,658)	(172,811)	(1,364,334)	(399,023)	(111,230)	(359,917)	(432,189)	(15,335)	(2,404)	(686,318)	(3,303)	(21,707)
Transfers due to charges for administrative and insurance costs	(2,919,010)	(486,898)	(3,706,769)	(1,247,974)	(358,817)	(1,008,691)	(1,098,265)	(68,734)	(289,877)	(2,261,458)	(31,791)	(31,690)
Transfers between divisions and to/from Guaranteed Principal Account	(975,699)	(18,977)	(972,871)	8,671	650,551	(27,954)	(323,817)	(270,327)	568,607	(446,533)	28,099	1,940

Net increase (decrease) in net assets resulting from capital transactions	(2,902,558)	(125,044)	(3,053,720)	(689,008)	727,462	(123,174)	(990,343)	(477,385)	(1,358,093)	(1,801,136)	5,169	(93,098)

Total increase (decrease)	(3,723,689)	509,835	(8,985,418)	(658,107)	557,002	(1,613,598)	(1,115,824)	(529,991)	(1,427,081)	(1,528,677)	2,287	(92,792)

NET ASSETS, at beginning of the year	51,752,489	8,564,975	70,778,086	20,001,958	4,644,128	19,390,508	18,311,799	2,652,171	11,997,956	34,625,013	860,806	446,930

NET ASSETS, at end of the year	$48,028,800	$9,074,810	$61,792,668	$19,343,851	$5,201,130	$17,776,910	$17,195,975	$2,122,180	$10,570,875	$33,096,336	$863,093	$354,138

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Investment income
Dividends	$7,131	$-	$207,113	$4,507	$-	$4,037	$194,057

Expenses
Mortality and expense risk fees	327	37,780	84,829	1,100	279,649	13,164	80,523

Net investment income (loss)	6,804	(37,780)	122,284	3,407	(279,649)	(9,127)	113,534

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,188	84,821	(154,535)	6,275	885,534	36,060	(35,789)
Realized gain distribution	-	-	-	1,927	4,910,616	140,484	-

Realized gain (loss)	2,188	84,821	(154,535)	8,202	5,796,150	176,544	(35,789)

Change in net unrealized appreciation/depreciation of investments	(13,895)	(14,084)	(131,468)	(8,994)	(6,269,718)	(195,771)	(1,353,715)

Net gain (loss) on investments	(11,707)	70,737	(286,003)	(792)	(473,568)	(19,227)	(1,389,504)

Net increase (decrease) in net assets resulting from operations	(4,903)	32,957	(163,719)	2,615	(753,217)	(28,354)	(1,275,970)

Capital transactions:
Transfer of net premiums	42,067	688,917	1,619,793	370	2,988,706	185,951	1,232,942
Transfers due to death benefits	-	(731)	(3,937)	-	(75,876)	-	(1,134)
Transfers due to withdrawal of funds	(8,586)	(198,482)	(416,250)	(19,613)	(2,046,648)	(120,491)	(418,611)
Transfers due to policy loans, net of repayments	(77)	(154,348)	(409,345)	-	(820,788)	(14,095)	(270,133)
Transfers due to charges for administrative and insurance costs	(17,546)	(345,237)	(740,706)	(5,050)	(2,087,019)	(30,584)	(613,285)
Transfers between divisions and to/from Guaranteed Principal Account	3,756	95,735	55,643	(178,820)	(879,041)	17,043	(49,377)

Net increase (decrease) in net assets resulting from capital transactions	19,614	85,854	105,198	(203,113)	(2,920,666)	37,824	(119,598)

Total increase (decrease)	14,711	118,811	(58,521)	(200,498)	(3,673,883)	9,470	(1,395,568)

NET ASSETS, at beginning of the year	38,703	4,981,764	11,669,725	343,179	44,787,710	1,778,654	11,487,517

NET ASSETS, at end of the year	$53,414	$5,100,575	$11,611,204	$142,681	$41,113,827	$1,788,124	$10,091,949

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Life Separate Account I (“the Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on July 13, 1988. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains the following thirteen segments within the Separate Account: Variable Life Plus, Large Case Variable Life Plus, Strategic Variable Life®, Variable Life Select, Strategic Group Variable Universal Life®, Survivorship Variable Universal Life, Variable Universal Life, Strategic Variable Life® Plus, Survivorship Variable Universal Life II, Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM, and Variable Universal Life III. Four of the thirteen segments within the Separate Account: Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM and Variable Universal Life III, have multiple Tiers. The unit values of these tiers differ based on the associated expense ratios.

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of the Separate Account assets applicable to the variable life policies is not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2012, the Separate Account consists of sixty-five divisions that invest in the following mutual funds. All of the funds may not be available to all of the thirteen segments of the Separate Account:

Divisions	The division listed in the first column invests in the fund in this column

American Century VP Income & Growth Division	American Century VP Income & Growth Fund [1]

American Century VP International Division	American Century VP International Fund [1]

American Century VP Value Division	American Century VP Value Fund [1]

American Funds® Growth-Income Division	American Funds® Growth-Income Fund [2]

DWS Small Cap Index Division	DWS Small Cap Index VIP [3]

Fidelity® VIP Contrafund® Division (Initial Class and Service Class)	Fidelity® VIP Contrafund® Portfolio [4] (Initial Class and Service Class)

Fidelity® VIP Growth Division	Fidelity® VIP Growth Portfolio [4]

Franklin Small Cap Value Securities Division	Franklin Small Cap Value Securities Fund [5]

Goldman Sachs VIT Large Cap Value Division	Goldman Sachs VIT Large Cap Value Fund [6]

Goldman Sachs VIT Mid Cap Value Division	Goldman Sachs VIT Mid Cap Value Fund [6]

Goldman Sachs VIT Strategic Growth Division	Goldman Sachs VIT Strategic Growth Fund [6]

Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Strategic International Equity Fund [7]

Goldman Sachs VIT Structured U.S. Equity Division	Goldman Sachs VIT Structured U.S. Equity Fund [6]

ING Clarion Global Real Estate Division	ING Clarion Global Real Estate Portfolio [8]

Invesco V.I. Diversified Dividend Division	Invesco V.I. Diversified Dividend Fund [9,21]

Invesco V.I. Global Health Care Division	Invesco V.I. Global Health Care Fund [9]

Invesco V.I. Technology Division	Invesco V.I. Technology Fund [9]

Janus Aspen Balanced Division (Institutional and Service)	Janus Aspen Balanced Portfolio [10] (Institutional and Service)

Janus Aspen Forty Division (Institutional and Service)	Janus Aspen Forty Portfolio [10] (Institutional and Service)

Notes To Financial Statements (Continued)

Divisions	The division listed in the first column invests in the fund in this column

Janus Aspen Worldwide Division (Institutional and Service)	Janus Aspen Worldwide Portfolio [10] (Institutional and Service)

MFS® Growth Division	MFS® Growth Series [11]

MFS® Investors Trust Division	MFS® Investors Trust Series [11]

MFS® New Discovery Division	MFS® New Discovery Series [11]

MFS® Research Division	MFS® Research Series [11]

MML Aggressive Allocation Division	MML Aggressive Allocation Fund [12]

MML Balanced Allocation Division	MML Balanced Allocation Fund [12]

MML Blend Division	MML Blend Fund [13]

MML Blue Chip Growth Division	MML Blue Chip Growth Fund [12]

MML Conservative Allocation Division	MML Conservative Allocation Fund [12]

MML Equity Division	MML Equity Fund [13]

MML Equity Income Division	MML Equity Income Fund [12]

MML Equity Index Division	MML Equity Index Fund [12]

MML Foreign Division	MML Foreign Fund [12]

MML Global Division	MML Global Fund [12]

MML Growth & Income Division	MML Growth & Income Fund [12]

MML Growth Allocation Division	MML Growth Allocation Fund [12]

MML Income & Growth Division	MML Income & Growth Fund [12]

MML Inflation-Protected and Income Division	MML Inflation-Protected and Income Fund [13]

MML Large Cap Value Division	MML Large Cap Value Fund [12]

MML Managed Bond Division	MML Managed Bond Fund [13]

MML Mid Cap Growth Division	MML Mid Cap Growth Fund [12]

MML Mid Cap Value Division	MML Mid Cap Value Fund [12]

MML Moderate Allocation Division	MML Moderate Allocation Fund [12]

MML Money Market Division	MML Money Market Fund [13] , 23

MML Small Cap Growth Equity Division	MML Small Cap Growth Equity Fund [12]

MML Small/Mid Cap Equity Division	MML Small/Mid Cap Equity Fund [13]

MML Small/Mid Cap Value Division	MML Small/Mid Cap Value Fund [12]

MML Strategic Emerging Markets Division [18]	MML Strategic Emerging Markets Fund [13,18]

Oppenheimer Balanced Division	Oppenheimer Balanced Fund/VA [14,19]

Oppenheimer Capital Appreciation Division	Oppenheimer Capital Appreciation Fund/VA [14]

Oppenheimer Core Bond Division	Oppenheimer Core Bond Fund/VA [14]

Oppenheimer Global Securities Division	Oppenheimer Global Securities Fund/VA [14]

Oppenheimer Global Strategic Income Division	Oppenheimer Global Strategic Income Fund/VA [14,22]

Oppenheimer International Growth Division	Oppenheimer International Growth Fund/VA [14]

Oppenheimer Main Street Division	Oppenheimer Main Street Fund®/VA [14,20]

Oppenheimer Main Street Small- & Mid-Cap Division	Oppenheimer Main Street Small- & Mid-Cap Fund®/VA [14]

Oppenheimer Money Division	Oppenheimer Money Fund/VA [14]

Oppenheimer Small- & Mid-Cap Growth Division	Oppenheimer Small- & Mid-Cap Growth Fund/VA [14]

Notes To Financial Statements (Continued)

Divisions	The division listed in the first column invests in the fund in this column

PIMCO VIT Commodity Real Return Strategy Division	PIMCO VIT CommodityRealReturn® Strategy Portfolio [15]

T. Rowe Price Blue Chip Growth Division	T. Rowe Price Blue Chip Growth Portfolio [16]

T. Rowe Price Equity Income Division	T. Rowe Price Equity Income Portfolio [16]

T. Rowe Price Limited-Term Bond Division	T. Rowe Price Limited-Term Bond Portfolio [16]

T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio [16]

T. Rowe Price New America Growth Division	T. Rowe Price New America Growth Portfolio [16]

Templeton Foreign Securities Division	Templeton Foreign Securities Fund [17]

In addition to the sixty-five divisions, policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account. Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the Securities Act of 1933, and the GPA is not registered as an investment company under the 1940 Act.

[1]	American Century Investment Management, Inc. is the investment adviser to this Fund.
[2]	Capital Research and Management Company is the investment adviser to the listed Funds.
[3]	Deutsche Investment Management Americas Inc. is the investment adviser to this Fund.
[4]	Fidelity® Management & Research Company is the investment adviser to the listed Portfolios.
[5]	Franklin Advisory Services, LLC is the investment adviser to this Fund.
[6]	Goldman Sachs Asset Management, L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., is the investment adviser to this Fund.
[7]	Goldman Sachs Asset Management International, a separate business unit of the Investment Management Division of Goldman Sachs & Co., is the investment adviser to this Fund.
[8]	ING Investments, LLC is the investment adviser to this Portfolio.
[9]	Invesco Advisers, Inc. is the investment adviser to the listed Funds.
[10]	Janus Capital Management LLC is the investment adviser to the listed Portfolios.
[11]	Massachusetts Financial Services Company is the investment adviser to the listed Series.
[12]	MassMutual is the investment adviser to the listed MML Trust Funds pursuant to an investment management agreement.
[13]	MassMutual is the investment adviser to the listed MML II Trust Funds pursuant to an investment management agreement.
[14]	OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, is the investment adviser to the listed Funds/Portfolios.
[15]	Pacific Investment Management Company LLC is the investment adviser to this Portfolio.
[16]	T. Rowe Price Associates, Inc. is the investment adviser to the listed Portfolios.
[17]	Templeton Investment Counsel, LLC is the investment adviser to this Fund.
[18]

MML Strategic Emerging Markets Fund Class II commenced operations on May 1, 2009. It was first offered as a funding option by Massachusetts Mutual Variable Life Separate Account I in the Strategic Group Variable Universal Life® product on May 1, 2011.

[19]	Effective April 27, 2012, Panorama Total Return Portfolio merged into Oppenheimer Balanced Fund/VA.
[20]	Effective April 27, 2012, Panorama Growth Portfolio merged into Oppenheimer Main Street Fund®/VA.
[21]	Prior to April 27, 2012, Invesco V.I. Diversified Fund was formerly known as Invesco V.I. Dividend Growth Fund.
[22]	Effective October 26, 2012, Oppenheimer High Income Fund/VA merged into Oppenheimer Global Strategic Income Fund/VA.
[23]

Effective April 27, 2012, the MML Asset Allocation Fund, MML Concentrated Growth Fund, MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Index Fund and MML NASDAQ-100 Fund were liquidated, and proceeds were invested in MML Money Market Fund.

Notes To Financial Statements (Continued)

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and are reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of the Separate Account by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4 to 6% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 2 to 4% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in the Separate Account’s investment performance.

G.	Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). The amendments in this ASU result in common fair value measurement and disclosure requirements in U.S. GAAP and IFRS. Some of the amendments in this ASU clarify the FASB’s intent about the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements. Among other clarifications, this ASU clarifies how premium and discounts (including blockage factors) are considered when measuring fair value and that the highest-and-best-use and valuation-premise concepts only apply to measuring the fair value of nonfinancial assets as financial assets and liabilities do not have alternative uses. The ASU permits an exception to fair value measurement principles for financial assets and financial liabilities with offsetting positions in market risks or counterparty credit risk when several criteria are met. When the criteria are met, an entity can measure the fair value of the net risk position. Additionally, the ASU requires additional quantitative and qualitative disclosures surrounding Level 3

Notes To Financial Statements (Continued)

measurements. This ASU was effective January 1, 2012. Adoption of this standard did not have a significant impact on the Separate Account.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2012. There have been no transfers between levels for the year ended December 31, 2012.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The policies currently being offered are sold by both registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors (“MML Distributors”), LLC, a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual and the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives and MML Distributors serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (the “FINRA”). Commissions for sales of policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLIS and MML Distributors also receive compensation for their actions as principal underwriters of the policies.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Large Cap Value Division	Goldman Sachs VIT Mid Cap Value Division
							(Initial)	(Service)

Cost of purchases	$1,982,041	$1,727	$1,130,837	$1,881,903	$1,826,501	$468,772	$3,932,089	$393,084	$1,190	$827,430	$23,863	$114,385
Proceeds from sales	(2,402,110)	(2,928)	(1,316,501)	(1,965,803)	(2,919,321)	(856,960)	(6,072,566)	(565,193)	(2,081)	(1,105,092)	(6,280)	(642,819)

	Goldman Sachs VIT Strategic Growth Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)

Cost of purchases	$613,032	$65,260	$6,818	$65,925	$213,594	$278,164	$427,119	$38,006	$763,348	$1,268,273	$34,132	$598,003
Proceeds from sales	(1,029,500)	(95,665)	(51,652)	(51,604)	(171,441)	(477,767)	(470,398)	(303,777)	(617,918)	(2,341,392)	(43,032)	(829,643)

	Janus Aspen Worldwide Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)
Cost of purchases	$25,816	$222,007	$60,831	$1,180,555	$237,879	$278,865	$13,567	$150,373	$2,584,521	$834,735	$7,546	$48,463
Proceeds from sales	(26,997)	(322,554)	(70,535)	(519,509)	(219,512)	(198,695)	(50,931)	(112,977)	(3,639,298)	(672,538)	(23,691)	(75,760)

	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation-Protected and Income Division	MML Large Cap Value Division
Cost of purchases	$78,980	$165,004	$4,862,897	$55,451	$3,920,381	$27,851	$13,438	$28,157	$109,803	$53,656	$1,554,539	$613,895
Proceeds from sales	(2,137,419)	(1,200,084)	(10,718,255)	(44,907)	(12,664,339)	(24,012)	(11,978)	(23,573)	(74,029)	(40,949)	(1,027,022)	(973,783)

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small/Mid Cap Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division

Cost of purchases	$4,487,147	$82,820	$42,763	$214,352	$24,698,129	$495,353	$2,070,773	$19,411	$1,422,318	$67,993	$16,452
Proceeds from sales	(3,668,846)	(26,446)	(22,594)	(33,097)	(25,139,702)	(2,322,019)	(1,552,953)	(105,232)	(2,055,356)	(49,497)	(42,576)

	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small- & Mid-Cap Division	Oppenheimer Money Division	Oppenheimer Small- & Mid-Cap Growth Division
Cost of purchases	$454,333	$2,789,247	$1,200,840	$4,049,731	$9,214,812	$1,608,019	$1,880,107	$2,393,033	$654,006	$2,211,632	$2,120,547
Proceeds from sales	(132,347)	(8,553,405)	(1,001,792)	(7,497,257)	(2,944,945)	(6,733,190)	(2,009,789)	(2,204,754)	(1,045,370)	(1,222,102)	(6,089,569)

	Panorama Growth Division	Panorama Total Return Division	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Cost of purchases	$15,678	$13,403	$32,846	$885,011	$1,919,501	$3,419	$5,496,994	$400,218	$1,383,518
Proceeds from sales	(990,069)	(379,887)	(13,982)	(1,015,504)	(1,476,206)	(139,128)	(5,675,865)	(160,706)	(1,320,281)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2012 were as follows:

2012	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Large Cap Value Division	Goldman Sachs VIT Mid Cap Value Division
							(Initial)	(Service)

Units purchased	1,820,743	2,156	675,983	1,010,947	1,853,406	393,374	3,036,559	178,409	5,729	591,504	1,515	6,359
Units withdrawn	(2,081,199)	(3,906)	(736,703)	(1,100,493)	(1,811,849)	(494,762)	(3,973,545)	(326,015)	(6,783)	(596,633)	(4,399)	(35,872)
Units transferred between divisions and transferred to/from GPA	(328,401)	-	(111,652)	(57,600)	(809,405)	(139,416)	(383,265)	29,684	-	(127,646)	494	(135,951)

Net increase (decrease)	(588,857)	(1,750)	(172,372)	(147,146)	(767,848)	(240,804)	(1,320,251)	(117,922)	(1,054)	(132,775)	(2,390)	(165,464)

2012 (Continued)	Goldman Sachs VIT Strategic Growth Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
Units purchased	664,025	49,607	12,004	28,453	252,873	133,805	406,501	1,845	198,123	1,069,564	4,447	1,070,774
Units withdrawn	(633,792)	(79,029)	(51,583)	(19,651)	(268,313)	(241,498)	(567,783)	(8,581)	(259,029)	(1,577,008)	(2,969)	(1,294,917)
Units transferred between divisions and transferred to/from GPA	(404,152)	(1,815)	-	661	55,008	7,743	86,647	(171,460)	(25,466)	(320,560)	(5,860)	(103,313)

Net increase (decrease)	(373,919)	(31,237)	(39,579)	9,463	39,568	(99,950)	(74,635)	(178,196)	(86,372)	(828,004)	(4,382)	(327,456)

2012 (Continued)	Janus Aspen Worldwide Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)
Units purchased	5,172	52,215	30,710	177,607	40,758	92,526	734	98,048	1,151,595	763,965	4,982	23,088
Units withdrawn	(2,402)	(127,933)	(27,471)	(171,570)	(89,367)	(43,809)	(1,599)	(67,504)	(1,926,216)	(729,066)	(2,804)	(44,177)
Units transferred between divisions and transferred to/from GPA	(4,783)	1,899	(10,518)	88,741	53,954	4,713	(28,008)	(11,354)	123,824	97,757	(12,738)	(16)

Net increase (decrease)	(2,013)	(73,819)	(7,279)	94,778	5,345	53,430	(28,873)	19,190	(650,797)	132,656	(10,560)	(21,105)

2012 (Continued)	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation-Protected and Income Division	MML Large Cap Value Division
Units purchased	139,050	25,507	3,929,297	25,383	2,666,525	24,949	10,947	23,745	63,339	24,837	457,887	776,918
Units withdrawn	(139,703)	(23,407)	(5,562,443)	(18,675)	(4,400,528)	(21,164)	(6,539)	(21,199)	(40,619)	(16,214)	(549,990)	(822,315)
Units transferred between divisions and transferred to/from GPA	(2,399,385)	(669,587)	(1,690,648)	(460)	(4,339,837)	(1,993)	(3,642)	48	2,261	(7)	266,645	(233,448)

Net increase (decrease)	(2,400,038)	(667,487)	(3,323,794)	6,248	(6,073,840)	1,792	766	2,594	24,981	8,616	174,542	(278,845)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2012 (Continued)	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small/Mid Cap Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Balanced Division

Units purchased	1,276,661	30,843	19,409	37,411	3,657,169	33,806	633,229	12,293	1,204,069	22,563	3,838	67,732
Units withdrawn	(2,052,132)	(15,263)	(12,558)	(25,601)	(21,617,529)	(48,769)	(795,591)	(5,993)	(1,499,439)	(14,353)	(995)	(109,938)
Units transferred between divisions and transferred to/from GPA	506,056	11,052	2,622	153,470	18,416,943	(1,916,896)	(41,326)	(62,363)	(165,223)	2,581	(33,724)	260,012

Net increase (decrease)	(269,415)	26,632	9,473	165,280	456,583	(1,931,859)	(203,688)	(56,063)	(460,593)	10,791	(30,881)	217,806

2012 (Continued)	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small- & Mid-Cap Division	Oppenheimer Money Division	Oppenheimer Small- & Mid-Cap Growth Division	Panorama Growth Division	Panorama Total Return Division
Units purchased	4,283,326	803,236	3,257,403	1,071,684	1,810,069	1,312,435	1,728,576	31,039	271,079	2,686,773	13,857	4,431
Units withdrawn	(5,163,814)	(1,067,948)	(4,102,899)	(1,415,453)	(1,657,397)	(1,289,865)	(2,252,075)	(120,167)	(549,830)	(3,772,122)	(25,213)	(9,326)
Units transferred between divisions and transferred to/from GPA	(1,888,991)	112,051	(868,778)	2,689,599	(12,415,332)	(171,515)	572,580	(74,510)	1,125,598	(1,078,998)	(896,489)	(324,550)

Net increase (decrease)	(2,769,479)	(152,661)	(1,714,274)	2,345,830	(12,262,660)	(148,945)	49,081	(163,638)	846,847	(2,164,347)	(907,845)	(329,445)

2012 (Continued)	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Units purchased	23,628	383,677	941,757	4,048	1,247,020	86,894	936,310
Units withdrawn	(13,181)	(444,089)	(953,674)	(5,918)	(2,368,151)	(73,005)	(993,017)
Units transferred between divisions and transferred to/from GPA	1	8,363	164,658	(83,494)	(494,455)	144,726	(68,438)

Net increase (decrease)	10,448	(52,049)	152,741	(85,364)	(1,615,586)	158,615	(125,145)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2011	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Large Gap Value Division	Goldman Sachs VIT Mid Cap Value Division
							(Initial)	(Service)

Units purchased	2,099,912	13,740	886,233	1,164,883	2,195,630	428,923	3,491,673	485,221	26,698	645,184	50,410	79,261
Units withdrawn	(2,317,031)	(28,609)	(987,919)	(968,475)	(1,854,810)	(762,875)	(3,547,570)	(450,802)	(53,601)	(614,143)	(103,467)	(157,894)
Units transferred between divisions and to/from GPA	(331,029)	-	8,397	(382,577)	(268,933)	24,204	(397,197)	(31,073)	-	(62,828)	(43,815)	(7,407)

Net increase (decrease)	(548,148)	(14,869)	(93,289)	(186,169)	71,887	(309,748)	(453,094)	3,346	(26,903)	(31,787)	(96,872)	(86,040)

2011 (Continued)	Goldman Sachs VIT Strategic Growth Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Invesco V.I. Dividend Growth Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)

Units purchased	748,678	93,840	11,263	29,241	212,657	149,440	419,772	40,572	229,096	1,164,471	5,026	1,096,740
Units withdrawn	(782,147)	(177,636)	(64,612)	(21,361)	(294,757)	(189,684)	(542,681)	(186,711)	(377,340)	(1,492,587)	(6,411)	(1,267,405)
Units transferred between divisions and to/from GPA	(129,783)	11,851	(6,525)	3,573	(227,885)	2,982	49,016	8,324	(23,323)	9,465	(8,218)	(250,961)

Net increase (decrease)	(163,252)	(71,945)	(59,874)	11,453	(309,985)	(37,262)	(73,893)	(137,815)	(171,567)	(318,651)	(9,603)	(421,626)

2011 (Continued)	Janus Aspen Worldwide Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)

Units purchased	5,128	181,676	57,624	263,270	78,659	69,504	24,340	91,639	1,319,767	892,974	11,085	50,028
Units withdrawn	(6,775)	(247,398)	(38,049)	(278,063)	(70,509)	(36,859)	(26,559)	(43,002)	(2,301,743)	(692,283)	(9,199)	(16,934)
Units transferred between divisions and to/from GPA	1,429	(49,013)	(191,558)	35,246	1,339	33,966	1,830	36,706	(37,644)	(148,632)	69	12,486

Net increase (decrease)	(218)	(114,735)	(171,983)	20,453	9,489	66,611	(389)	85,343	(1,019,620)	52,059	1,955	45,580

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2011 (Continued)	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Value Division

Units purchased	374,242	70,549	4,472,117	31,746	3,526,826	34,121	12,699	32,027	93,123	63,355	474,209	1,083,128
Units withdrawn	(377,340)	(108,546)	(7,620,667)	(10,423)	(5,661,827)	(11,979)	(6,404)	(11,336)	(39,482)	(15,742)	(460,039)	(1,021,885)
Units transferred between divisions and to/from GPA	(257,447)	66,170	(808,643)	2,122	(4,347,912)	1,995	2,612	147	2,147	2,548	207,762	(114,047)

Net increase (decrease)	(260,545)	28,173	(3,957,193)	23,445	(6,482,913)	24,137	8,907	20,838	55,788	50,161	221,932	(52,804)

2011 (Continued)	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small/Mid Cap Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Balanced Division
Units purchased	1,667,159	25,430	17,853	40,911	3,129,585	151,272	723,586	36,229	1,367,883	21,573	90	199,621
Units withdrawn	(3,976,129)	(12,799)	(14,560)	(30,233)	(8,300,080)	(325,690)	(912,992)	(13,514)	(1,555,790)	(19,006)	(162)	(265,427)
Units transferred between divisions and to/from GPA	212,745	2,617	3,626	20,749	5,789,435	380,809	(330,756)	2,950	(234,179)	741	66,561	(128,745)

Net increase (decrease)	(2,096,225)	15,248	6,919	31,427	618,940	206,391	(520,162)	25,665	(422,086)	3,308	66,489	(194,551)

2011 (Continued)	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small- & Mid-Cap Division	Oppenheimer Money Division	Oppenheimer Small- & Mid-Cap Growth Division	Panorama Growth Division	Panorama Total Return Division
Units purchased	4,948,258	1,166,859	3,696,018	1,237,544	2,529,143	1,695,471	2,315,686	113,627	2,835,404	3,222,871	87,038	56,457
Units withdrawn	(6,297,426)	(1,227,994)	(4,302,251)	(1,527,470)	(2,282,389)	(1,690,472)	(2,798,948)	(205,560)	(4,350,305)	(4,094,199)	(109,901)	(144,116)
Units transferred between divisions and to/from GPA	(1,017,017)	(62,320)	(562,970)	(16,791)	1,072,515	(57,816)	(373,121)	(107,392)	439,124	(432,950)	28,971	1,832

Net increase (decrease)	(2,366,185)	(123,455)	(1,169,203)	(306,717)	1,319,269	(52,817)	(856,383)	(199,325)	(1,075,777)	(1,304,278)	6,108	(85,827)

2011 (Continued)	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Units purchased	26,889	461,709	1,056,885	19,338	1,531,307	211,646	900,010
Units withdrawn	(16,376)	(445,613)	(998,457)	(34,741)	(2,357,533)	(187,023)	(907,287)
Units transferred between divisions and to/from GPA	1,986	35,969	13,327	(113,517)	(472,385)	12,834	(57,295)

Net increase (decrease)	12,499	52,065	71,755	(128,920)	(1,298,611)	37,457	(64,572)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years ended December 31, 2012 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
American Century VP Income & Growth Division
2012	15,631,500	$1.41 to $1.52	$20,127,314	2.11%	0.25% to 1.00%	13.60% to 14.46%
2011	16,220,357	1.24 to 1.32	18,306,289	1.57	0.25 to 1.00	2.09 to 2.85
2010	16,768,505	1.02 to 1.22	18,496,548	1.52	0.25 to 1.00	13.01 to 13.86
2009	19,119,773	0.90 to 1.08	18,581,978	4.77	0.25 to 1.00	16.92 to 17.80
2008	19,994,297	0.76 to 0.92	16,545,940	2.06	0.25 to 1.00	(35.24) to (34.75)

American Century VP International Division
2012	154,576	0.97	149,608	0.83	0.60	20.44
2011	156,326	0.80	125,630	1.47	0.60	(12.57)
2010	171,195	0.92	157,354	2.28	0.60	12.62
2009	173,292	0.82	141,439	2.00	0.60	32.96
2008	175,791	0.61	107,908	1.32	0.60	(45.15)

American Century VP Value Division
2012	5,437,125	1.54 to 1.91	9,983,419	1.93	0.25 to 1.00	13.43 to 14.29
2011	5,609,497	1.35 to 1.67	9,056,343	2.04	0.25 to 1.00	0.01 to 0.76
2010	5,702,786	1.35 to 1.66	9,148,271	2.21	0.25 to 1.00	12.29 to 13.14
2009	6,505,734	1.21 to 1.46	9,189,419	5.56	0.25 to 1.00	18.67 to 19.56
2008	6,691,707	1.02 to 1.22	7,886,604	2.44	0.25 to 1.00	(27.51) to (26.96)

American Funds® Asset Allocation Division
2012	8,430,898	1.61 to 1.91	15,290,984	1.97	0.25 to 1.00	15.03 to 15.90
2011	8,578,044	1.40 to 1.65	13,494,126	1.88	0.25 to 1.00	0.29 to 1.04
2010	8,764,213	1.40 to 1.63	13,711,913	2.06	0.25 to 1.00	11.39 to 12.23
2009	8,410,091	1.25 to 1.45	11,779,663	2.47	0.25 to 1.00	22.75 to 23.67
2008	7,931,653	1.02 to 1.17	9,028,404	2.69	0.25 to 1.00	(30.21) to (29.69)

American Funds® Growth-Income Division
2012	12,564,342	1.44 to 1.83	21,731,319	1.62	0.25 to 1.00	16.31 to 17.19
2011	13,332,190	1.24 to 1.56	19,774,147	1.58	0.25 to 1.00	(2.81) to (2.07)
2010	13,260,303	1.27 to 1.59	20,187,047	1.50	0.25 to 1.00	10.32 to 11.15
2009	13,250,540	1.15 to 1.43	18,244,356	1.67	0.25 to 1.00	29.94 to 30.91
2008	12,531,936	0.89 to 1.10	13,228,948	1.81	0.25 to 1.00	(38.47) to (38.00)

DWS Small Cap Index Division
2012	3,765,778	1.58 to 1.85	6,661,695	0.88	0.25 to 1.00	15.09 to 15.96
2011	4,006,582	1.37 to 1.59	6,136,663	0.90	0.25 to 1.00	(5.36) to (4.65)
2010	4,316,330	1.45 to 1.67	6,967,565	0.91	0.25 to 1.00	25.14 to 26.08
2009	4,408,826	1.16 to 1.33	5,669,973	1.75	0.25 to 1.00	25.31 to 26.26
2008	4,427,625	0.93 to 1.05	4,533,438	1.59	0.25 to 1.00	(34.78) to (34.29)

Fidelity® VIP Contrafund® Division (Initial)
2012	26,354,237	1.76 to 2.34	49,796,723	1.34	0.25 to 1.00	15.26 to 16.12
2011	27,674,488	1.53 to 2.02	45,266,125	1.03	0.25 to 1.00	(3.49) to (2.77)
2010	28,127,582	1.51 to 1.59	47,575,958	1.27	0.25 to 1.00	16.05 to 16.92
2009	28,561,306	1.29 to 1.37	41,572,055	1.45	0.25 to 1.00	34.36 to 35.37
2008	28,299,690	0.95 to 1.02	30,563,882	1.06	0.25 to 1.00	(43.09) to (42.66)

Fidelity® VIP Contrafund® Division (Service)
2012	2,893,279	1.79 to 1.87	5,213,815	1.27	0.60 to 0.75	15.44 to 15.61
2011	3,011,201	1.55 to 1.62	4,698,320	0.94	0.60 to 0.75	(3.36) to (3.22)
2010	3,007,855	1.60 to 1.67	4,858,363	1.07	0.60 to 0.75	16.23 to 16.41
2009	3,695,255	1.38 to 1.44	5,125,939	1.32	0.60 to 0.75	34.65 to 34.85
2008	3,763,630	1.02 to 1.07	3,874,964	0.81	0.60 to 0.75	(43.04) to (42.96)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Fidelity® VIP Growth Division
2012	86,095	$0.81	$69,623	0.51%	0.60%	13.86%
2011	87,149	0.71	61,898	0.25	0.60	(0.46)
2010	114,052	0.71	81,377	0.18	0.60	23.31
2009	113,576	0.58	65,716	0.35	0.60	27.38
2008	113,162	0.45	51,401	0.57	0.60	(47.55)

Franklin Small Cap Value Securities Division
2012	4,290,084	1.91 to 2.53	10,293,380	0.78	0.25 to 1.00	17.21 to 18.09
2011	4,422,859	1.63 to 2.14	9,029,620	0.70	0.25 to 1.00	(4.72) to (4.00)
2010	4,454,646	1.71 to 2.23	9,520,968	0.74	0.25 to 1.00	26.95 to 27.90
2009	4,346,127	1.35 to 1.74	7,292,934	1.65	0.25 to 1.00	27.87 to 28.83
2008	4,040,807	1.05 to 1.35	5,281,790	1.14	0.25 to 1.00	(33.68) to (33.18)

Goldman Sachs VIT Large Cap Value Division
2012	409,388	1.34 to 1.44	589,678	1.47	0.30 to 0.60	18.41 to 18.77
2011	411,778	1.13 to 1.21	499,395	1.21	0.30 to 0.60	(7.61) to (7.33)
2010	508,650	1.22 to 1.31	657,808	0.88	0.30 to 0.60	10.53 to 10.86
2009	84,636	1.11 to 1.18	94,125	1.42	0.30 to 0.60	17.61 to 17.96
2008	83,301	0.94 to 1.00	79,807	2.05	0.30 to 0.60	(34.91) to (34.72)

Goldman Sachs VIT Mid Cap Value Division
2012	473,181	3.33 to 3.51	1,604,940	0.98	0.30 to 0.60	17.76 to 18.11
2011	638,645	2.83 to 2.97	1,834,516	0.77	0.30 to 0.60	(6.93) to (6.66)
2010	724,685	3.04 to 3.18	2,240,529	0.71	0.30 to 0.60	24.25 to 24.63
2009	735,082	2.45 to 2.55	1,826,209	1.68	0.30 to 0.60	32.36 to 32.75
2008	828,895	1.85 to 1.92	1,560,240	1.03	0.30 to 0.60	(37.43) to (37.24)

Goldman Sachs VIT Strategic Growth Division
2012	5,767,893	1.06 to 1.43	6,511,917	0.68	0.25 to 1.00	18.69 to 19.59
2011	6,141,812	0.89 to 1.21	5,820,475	0.46	0.25 to 1.00	(3.58) to (2.86)
2010	6,305,064	0.91 to 1.25	6,177,649	0.44	0.25 to 1.00	9.64 to 10.46
2009	6,566,190	0.83 to 1.14	5,849,981	0.47	0.25 to 1.00	46.28 to 47.38
2008	6,890,212	0.56 to 0.78	4,180,723	0.12	0.25 to 1.00	(42.34) to (41.90)

Goldman Sachs VIT Strategic International Equity Division
2012	166,709	1.20	200,215	2.21	0.60	20.51
2011	197,946	1.00	197,273	3.21	0.60	(15.56)
2010	269,891	1.18	318,525	1.62	0.60	9.70
2009	306,248	1.08	329,462	1.89	0.60	27.92
2008	316,463	0.84	266,152	3.04	0.60	(46.28)

Goldman Sachs VIT Structured U.S. Equity Division
2012	94,694	1.20 to 1.41	114,279	1.58	0.30 to 0.60	13.77 to 14.11
2011	134,273	1.05 to 1.24	142,204	1.51	0.30 to 0.60	3.42 to 3.73
2010	194,147	1.02 to 1.19	198,554	1.41	0.30 to 0.60	12.17 to 12.50
2009	233,459	0.91 to 1.06	212,764	1.97	0.30 to 0.60	20.42 to 20.78
2008	287,264	0.75 to 0.88	217,801	1.77	0.30 to 0.60	(37.38) to (37.19)

ING Clarion Global Real Estate Division
2012	44,117	1.68 to 1.70	74,438	0.54	0.50 to 0.70	24.77 to 25.02
2011	34,654	1.35 to 1.36	46,849	3.89	0.50 to 0.70	(5.96) to (5.77)
2010	23,201	1.44	33,351	9.42	0.50 to 0.70	15.19 to 15.42
2009	13,812	1.25	17,221	2.20	0.50 to 0.70	32.49 to 32.75
2008[5]	-	-	-	-	-	-

Invesco V.I. Diversified Dividend Division[11]
2012	912,387	0.66 to 0.83	734,676	1.93	0.25 to 1.00	17.54 to 18.43
2011	872,819	0.56 to 0.70	595,281	0.24	0.25 to 1.00	(3.07) to (2.34)
2010	1,182,804	0.58 to 0.72	825,003	0.11	0.25 to 1.00	9.22 to 10.04
2009	1,110,328	0.53 to 0.65	705,213	4.42	0.25 to 1.00	26.16 to 27.11
2008	598,282	0.42 to 0.51	298,085	2.99	0.25 to 1.00	(59.85) to (59.54)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Invesco V.I. Global Health Care Division
2012	991,027	$1.66 to $1.93	$1,814,633	-%	0.25% to 1.00%	19.69% to 20.60%
2011	1,090,977	1.39 to 1.60	1,666,165	-	0.25 to 1.00	2.92 to 3.69
2010	1,128,239	1.35 to 1.54	1,670,456	-	0.25 to 1.00	4.25 to 5.03
2009	1,155,976	1.29 to 1.47	1,639,062	0.37	0.25 to 1.00	26.40 to 27.36
2008	1,143,226	1.02 to 1.15	1,278,853	-	0.25 to 1.00	(29.33) to (28.80)

Invesco V.I. Technology Division
2012	3,242,771	0.86 to 1.30	2,433,172	-	0.25 to 1.00	10.17 to 11.00
2011	3,317,406	0.77 to 1.18	2,229,918	0.19	0.25 to 1.00	(6.00) to (5.29)
2010	3,391,299	0.81 to 1.26	2,410,547	-	0.25 to 1.00	20.10 to 21.00
2009	3,412,406	0.67 to 1.05	1,998,222	-	0.25 to 1.00	55.83 to 57.00
2008	3,194,722	0.43 to 0.67	1,201,402	-	0.25 to 1.00	(45.06) to (44.64)

Janus Aspen Balanced Division (Institutional)
2012	64,420	1.70	109,412	1.96	0.60	12.94
2011	242,616	1.50	364,853	2.06	0.60	1.03
2010	380,431	1.49	566,259	2.95	0.60	7.74
2009	311,693	1.38	430,624	3.07	0.60	25.13
2008	271,039	1.10	299,248	2.68	0.60	(16.34)

Janus Aspen Balanced Division (Service)
2012	1,825,433	1.76 to 2.00	3,485,364	2.54	0.25 to 1.00	12.24 to 13.09
2011	1,911,805	1.57 to 1.77	3,242,276	2.19	0.25 to 1.00	0.35 to 1.10
2010	2,083,372	1.56 to 1.75	3,516,736	2.58	0.25 to 1.00	7.04 to 7.85
2009	1,756,565	1.46 to 1.62	2,763,780	2.81	0.25 to 1.00	24.33 to 25.27
2008	1,463,075	1.18 to 1.30	1,845,363	2.59	0.25 to 1.00	(16.90) to (16.27)

Janus Aspen Forty Division (Institutional)
2012	8,983,565	1.24 to 1.58	13,136,305	0.71	0.25 to 0.75	23.23 to 23.85
2011	9,811,569	1.00 to 1.28	11,578,955	0.38	0.25 to 0.75	(7.39) to (6.93)
2010	10,130,220	1.07 to 1.39	12,880,082	0.35	0.25 to 0.75	5.95 to 6.48
2009	11,248,756	1.01 to 1.31	13,504,134	0.04	0.25 to 0.75	45.24 to 45.97
2008	11,030,581	0.67 to 0.90	9,096,470	0.14	0.25 to 0.75	(44.57) to (44.29)

Janus Aspen Forty Division (Service)
2012	56,359	1.93 to 2.22	110,861	0.58	0.50 to 1.00	22.62 to 23.24
2011	60,741	1.58 to 1.80	97,089	0.24	0.50 to 1.00	(7.87) to (7.40)
2010	70,344	1.71 to 1.94	124,015	0.23	0.50 to 1.00	5.42 to 5.95
2009	65,973	1.62 to 1.83	109,817	0.01	0.50 to 1.00	44.56 to 45.29
2008	66,496	1.12 to 1.26	76,168	0.01	0.50 to 1.00	(44.86) to (44.59)

Janus Aspen Worldwide Division (Institutional)
2012	9,021,897	0.74 to 0.94	7,538,879	0.88	0.25 to 0.75	19.18 to 19.78
2011	9,349,353	0.62 to 0.79	6,549,020	0.58	0.25 to 0.75	(14.39) to (13.96)
2010	9,770,979	0.71 to 0.92	7,979,509	0.61	0.25 to 0.75	14.97 to 15.55
2009	9,520,125	0.62 to 0.80	6,897,524	1.44	0.25 to 0.75	36.67 to 37.36
2008	9,536,975	0.44 to 0.59	5,018,396	1.24	0.25 to 0.75	(45.08) to (44.80)

Janus Aspen Worldwide Division (Service)
2012	86,780	1.25 to 1.53	118,604	0.79	0.50 to 1.00	18.66 to 19.26
2011	88,793	1.05 to 1.29	100,722	0.49	0.50 to 1.00	(14.84) to (14.42)
2010	89,011	1.23 to 1.50	118,084	0.49	0.50 to 1.00	14.37 to 14.94
2009	85,864	1.08 to 1.31	98,554	1.29	0.50 to 1.00	36.04 to 36.72
2008	81,937	0.79 to 0.96	68,848	1.04	0.50 to 1.00	(45.36) to (45.08)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MFS® Growth Division
2012	1,088,673	$1.30 to $1.59	$1,469,553	-%	0.30% to 0.75%	16.51% to 17.03%
2011	1,162,492	1.11 to 1.36	1,345,471	0.19	0.30 to 0.75	(1.07) to (0.62)
2010	1,277,227	1.13 to 1.37	1,494,497	0.12	0.30 to 0.75	14.48 to 14.99
2009	1,536,448	0.98 to 1.19	1,564,350	0.33	0.30 to 0.75	36.65 to 37.26
2008	1,662,920	0.72 to 0.87	1,247,694	0.23	0.30 to 0.75	(37.89) to (37.60)

MFS® Investors Trust Division
2012	232,322	1.59 to 1.89	416,283	0.88	0.25 to 1.00	17.99 to 18.88
2011	239,601	1.35 to 1.59	362,983	0.63	0.25 to 1.00	(3.15) to (2.43)
2010	411,584	1.39 to 1.63	643,501	1.32	0.25 to 1.00	9.99 to 10.82
2009	216,173	1.26 to 1.47	305,197	1.54	0.25 to 1.00	25.64 to 26.58
2008	195,290	1.01 to 1.16	218,514	0.70	0.25 to 1.00	(33.75) to (33.25)

MFS® New Discovery Division
2012	2,251,131	1.73 to 2.40	5,398,216	-	0.25 to 1.00	20.02 to 20.92
2011	2,156,353	1.45 to 1.99	4,281,062	-	0.25 to 1.00	(11.16) to (10.49)
2010	2,135,900	1.63 to 2.22	4,811,315	-	0.25 to 1.00	34.98 to 36.00
2009	2,098,042	1.21 to 1.63	3,502,943	-	0.25 to 1.00	61.56 to 62.78
2008	1,682,126	0.75 to 1.00	1,671,629	-	0.25 to 1.00	(39.93) to (39.48)

MFS® Research Division
2012	1,389,186	1.33 to 1.58	2,071,947	0.79	0.30 to 0.75	16.39 to 16.92
2011	1,383,841	1.14 to 1.35	1,769,389	0.87	0.30 to 0.75	(1.19) to (0.75)
2010	1,374,352	1.16 to 1.36	1,775,339	0.92	0.30 to 0.75	15.03 to 15.55
2009	1,455,548	1.00 to 1.18	1,623,812	1.44	0.30 to 0.75	29.57 to 30.15
2008	1,501,450	0.78 to 0.91	1,290,193	0.53	0.30 to 0.75	(36.56) to (36.28)

MML Aggressive Allocation Division
2012	191,547	1.03 to 1.66	289,202	0.82	0.50 to 0.75	14.87 to 15.15
2011	138,117	0.90 to 1.44	178,531	1.06	0.50 to 0.75	(10.00) to (2.34)
2010	71,506	1.47 to 1.48	105,284	1.35	0.50 to 0.70	15.24 to 15.47
2009	27,454	1.28	35,076	0.34	0.50 to 0.70	33.11 to 33.37
2008[5]	423	0.96	406	-	0.50 to 0.70	(0.04)

MML Asset Allocation Division
2012[8]	-	-	-	3.18	0.50 to 0.70	5.77 to 5.84
2011	28,873	1.26 to 1.27	36,519	1.61	0.50 to 0.70	0.98 to 1.18
2010	29,262	1.25	36,646	2.18	0.50 to 0.70	11.83 to 12.05
2009	67,531	1.12	75,585	6.10	0.50 to 0.70	16.20 to 16.43
2008[5]	226	0.96	218	-	0.50 to 0.70	(0.04)

MML Balanced Allocation Division
2012	187,185	1.06 to 1.56	275,668	1.79	0.50 to 0.75	11.56 to 11.84
2011	167,995	0.95 to 1.39	221,624	2.38	0.50 to 0.75	(4.59) to 1.22
2010	82,652	1.37	113,132	1.54	0.50 to 0.70	11.95 to 12.17
2009	83,092	1.22	101,577	0.71	0.50 to 0.70	22.64 to 22.89
2008[5]	3	1.00	3	-	0.50 to 0.70	-

MML Blend Division
2012	11,696,492	1.59 to 1.66	26,673,699	2.10	0.25 to 1.00	11.52 to 12.36
2011	12,347,289	1.42 to 1.48	25,132,192	2.07	0.25 to 1.00	3.74 to 4.52
2010	13,366,909	1.37 to 1.42	26,224,164	2.13	0.25 to 1.00	11.39 to 12.22
2009	14,012,331	1.23 to 1.26	24,576,369	2.66	0.25 to 1.00	19.35 to 20.25
2008	14,828,708	1.01 to 1.03	21,763,913	3.11	0.25 to 1.00	(23.50) to (22.93)

MML Blue Chip Growth Division
2012	4,894,496	0.76 to 1.25	4,588,117	0.09	0.25 to 1.00	17.13 to 18.02
2011	4,761,840	0.65 to 1.07	3,739,736	0.04	0.25 to 1.00	0.36 to 1.12
2010	4,709,781	0.64 to 1.06	3,535,605	0.08	0.25 to 1.00	15.01 to 15.88
2009[4]	4,624,243	0.55 to 0.92	2,996,173	0.25	0.25 to 1.00	41.62 to 42.68
2008[5]	477	0.93	443	-	0.50 to 0.70	(7.18) to (7.15)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Concentrated Growth Division
2012[8]	-	$-	$-	2.61%	0.50% to 0.70%	10.61% to 10.68%
2011	10,560	1.42	14,943	0.72	0.50 to 0.70	(1.46) to (1.26)
2010	8,605	1.44	12,356	0.61	0.50 to 0.70	13.41 to 13.64
2009	3,833	1.27	4,853	0.23	0.50 to 0.70	41.82 to 42.11
2008[5]	508	0.89	454	-	0.50 to 0.70	(10.72) to (10.69)

MML Conservative Allocation Division
2012	66,623	1.07 to 1.53	86,570	2.17	0.50 to 0.75	10.57 to 10.85
2011	87,728	0.97 to 1.38	108,009	2.51	0.50 to 0.75	(3.13) to 2.06
2010	42,148	1.35 to 1.36	56,930	1.90	0.50 to 0.70	11.13 to 11.35
2009	5,495	1.22	6,676	0.91	0.50 to 0.70	20.30 to 20.54
2008[5]	2	1.01	2	-	0.50 to 0.70	1.00 to 1.04

MML Emerging Growth Division
2012[8]	-	-	-	-	0.25 to 1.00	6.61 to 6.87
2011	2,400,038	0.82 to 1.00	1,924,409	-	0.25 to 1.00	(7.47) to (6.78)
2010	2,660,583	0.88 to 1.08	2,223,343	-	0.25 to 1.00	24.04 to 24.98
2009	2,251,981	0.71 to 0.87	1,564,056	-	0.25 to 1.00	11.04 to 11.87
2008	2,001,402	0.63 to 0.78	1,244,094	-	0.25 to 1.00	(42.51) to (42.07)

MML Enhanced Index Core Equity Division
2012[8]	-	-	-	2.23	0.25 to 1.00	8.55 to 8.82
2011	667,487	1.26 to 1.54	971,266	1.49	0.25 to 1.00	1.55 to 2.32
2010	639,314	1.24 to 1.50	910,162	1.49	0.25 to 1.00	13.06 to 13.91
2009	651,990	1.10 to 1.32	817,053	-	0.25 to 1.00	22.83 to 23.76
2008	641,018	0.90 to 1.07	652,839	2.11	0.25 to 1.00	(37.92) to (37.45)

MML Equity Division
2012	37,814,530	1.28 to 1.40	74,739,653	1.93	0.25 to 1.00	14.89 to 15.76
2011	41,138,324	1.10 to 1.22	71,139,765	1.53	0.25 to 1.00	(4.71) to (4.00)
2010	45,095,517	1.15 to 1.28	82,668,620	1.85	0.25 to 1.00	13.63 to 14.48
2009	47,645,326	1.00 to 1.12	77,033,704	2.70	0.25 to 1.00	29.41 to 30.39
2008	49,172,665	0.77 to 0.87	61,382,496	-	0.25 to 1.00	(42.16) to (41.73)

MML Equity Income Division
2012	56,231	1.53 to 1.54	86,129	2.00	0.50 to 0.70	16.50 to 16.73
2011	49,983	1.31 to 1.32	65,666	1.78	0.50 to 0.70	(1.48) to (1.29)
2010	26,538	1.33 to 1.34	35,339	1.70	0.50 to 0.70	14.15 to 14.38
2009	14,117	1.17	16,469	3.05	0.50 to 0.70	24.32 to 24.57
2008[5]	1,290	0.94	1,210	-	0.50 to 0.70	(6.17) to (6.14)

MML Equity Index Division
2012	39,846,325	1.47 to 1.51	53,232,183	1.66	0.25 to 1.00	14.54 to 15.40
2011	45,920,165	1.28 to 1.31	54,758,362	1.65	0.25 to 1.00	0.83 to 1.59
2010	52,403,078	0.99 to 1.27	61,598,870	1.79	0.25 to 1.00	13.62 to 14.48
2009	67,934,218	0.86 to 1.12	81,216,884	2.58	0.25 to 1.00	25.07 to 26.02
2008	73,795,678	0.69 to 0.89	71,813,634	-	0.25 to 1.00	(37.77) to (37.30)

MML Foreign Division
2012	44,972	1.42 to 1.43	63,764	2.08	0.50 to 0.70	18.23 to 18.47
2011	43,180	1.20 to 1.21	51,819	2.10	0.50 to 0.70	(10.53) to (10.35)
2010	19,043	1.34	25,498	1.80	0.50 to 0.70	3.97 to 4.18
2009	5,390	1.29	6,942	2.15	0.50 to 0.70	28.37 to 28.63
2008[5]	196	1.00	197	-	0.50 to 0.70	0.00

MML Global Division
2012	24,024	1.67 to 1.68	40,125	1.03	0.50 to 0.70	22.92 to 23.17
2011	23,258	1.36 to 1.37	31,598	1.00	0.50 to 0.70	(4.82) to (4.63)
2010	14,351	1.43	20,486	0.64	0.50 to 0.70	12.04 to 12.26
2009	2,284	1.27 to 1.28	2,909	0.78	0.50 to 0.70	31.04 to 31.30
2008[5]	3	0.97	3	-	0.50 to 0.70	(2.78) to (2.75)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Growth & Income Division
2012	47,053	$1.52 to $1.53	$71,378	1.23%	0.50% to 0.70%	18.65% to 18.89%
2011	44,459	1.28 to 1.29	56,892	1.17	0.50 to 0.70	(2.51) to (2.32)
2010	23,621	1.31 to 1.32	30,948	1.59	0.50 to 0.70	10.70 to 10.92
2009	6,653	1.18 to 1.19	7,875	2.63	0.50 to 0.70	26.77 to 27.02
2008[5]	396	0.93	370	-	0.50 to 0.70	(6.63) to (6.60)

MML Growth Allocation Division
2012	162,815	1.05 to 1.62	242,187	1.40	0.50 to 0.75	13.63 to 13.92
2011[7]	137,834	0.92 to 1.42	186,182	2.03	0.50 to 0.75	(7.90) to (0.91)
2010	82,046	1.43	117,219	1.14	0.50 to 0.70	14.12 to 14.35
2009	58,156	1.25	72,800	0.43	0.50 to 0.70	28.70 to 28.96
2008[5]	219	0.97	213	-	0.50 to 0.70	(2.74) to (2.71)

MML Growth Equity Division
2012	-	-	-	-	-	-
2011	-	-	-	-	-	-
2010	-	-	-	-	-	-
2009[4]	-	-	-	-	-	-
2008	4,174,358	0.39 to 0.65	1,890,026	-	0.25 to 1.00	(43.29) to (42.86)

MML Income & Growth Division
2012	77,881	1.45 to 1.47	113,893	1.11	0.50 to 0.70	11.18 to 11.40
2011	69,265	1.31 to 1.32	90,944	3.25	0.50 to 0.70	4.87 to 5.08
2010	19,104	1.25	23,838	2.54	0.50 to 0.70	10.92 to 11.14
2009	8,942	1.12 to 1.13	10,051	1.14	0.50 to 0.70	17.23 to 17.47
2008[5]	4	0.96	4	-	0.50 to 0.70	(4.13) to (4.10)

MML Inflation-Protected and Income Division
2012	4,344,169	1.49 to 1.72	7,141,208	3.18	0.25 to 1.00	5.82 to 6.62
2011	4,169,627	1.41 to 1.61	6,448,450	5.00	0.25 to 1.00	12.37 to 13.21
2010	3,947,695	1.25 to 1.42	5,411,492	3.21	0.25 to 1.00	5.50 to 6.30
2009	3,726,206	1.19 to 1.34	4,818,063	2.11	0.25 to 1.00	10.06 to 10.89
2008	3,133,228	1.08 to 1.21	3,675,009	5.85	0.25 to 1.00	(5.31) to (4.60)

MML Large Cap Value Division
2012	6,753,003	1.37 to 1.42	8,830,980	0.70	0.25 to 1.00	12.03 to 12.88
2011	7,031,848	1.23 to 1.25	8,187,476	0.90	0.25 to 1.00	(4.85) to (4.13)
2010	7,084,652	1.29 to 1.31	8,632,352	0.81	0.25 to 1.00	11.23 to 12.07
2009	7,472,693	1.16 to 1.17	8,149,468	1.16	0.25 to 1.00	29.33 to 30.31
2008	7,234,654	0.90	6,072,235	-	0.25 to 1.00	(39.90) to (39.44)

MML Managed Bond Division
2012	19,110,549	1.52 to 2.21	42,140,565	2.87	0.25 to 1.00	4.72 to 5.51
2011	19,379,964	1.45 to 2.09	40,641,077	3.65	0.25 to 1.00	6.25 to 7.04
2010	21,476,189	1.37 to 1.95	42,827,727	3.62	0.25 to 1.00	5.90 to 6.70
2009	26,093,305	1.29 to 1.83	54,621,370	4.34	0.25 to 1.00	9.11 to 9.93
2008	29,064,950	1.18 to 1.67	58,625,651	4.74	0.25 to 1.00	1.36 to 2.12

MML Mid Cap Growth Division
2012	74,452	1.93 to 1.95	144,247	-	0.50 to 0.70	12.99 to 13.21
2011	47,820	1.71 to 1.72	81,957	-	0.50 to 0.70	(1.91) to (1.72)
2010	32,572	1.75	56,869	-	0.50 to 0.70	27.17 to 27.42
2009	19,485	1.37 to 1.38	26,752	-	0.50 to 0.70	44.34 to 44.63
2008[5]	509	0.95	484	-	0.50 to 0.70	(4.89) to (4.86)

MML Mid Cap Value Division
2012	59,325	1.72 to 1.73	102,193	1.67	0.50 to 0.70	15.89 to 16.12
2011	49,852	1.48 to 1.49	74,056	2.03	0.50 to 0.70	(1.33) to (1.13)
2010	42,933	1.50 to 1.51	64,632	1.53	0.50 to 0.70	19.26 to 19.50
2009	20,506	1.26	25,877	1.50	0.50 to 0.70	29.40 to 29.66
2008[5]	19	0.97	19	-	0.50 to 0.70	(2.50) to (2.47)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Moderate Allocation Division
2012	246,607	$1.06 to $1.58	$297,223	1.79%	0.50% to 0.75%	12.32% to 12.61%
2011	81,327	0.94 to 1.41	104,444	2.36	0.50 to 0.75	(5.81) to 0.50
2010	49,900	1.39 to 1.40	69,624	1.41	0.50 to 0.70	12.69 to 12.91
2009	22,348	1.24	27,644	0.39	0.50 to 0.70	25.03 to 25.28
2008[5]	-	-	-	-	-	-

MML Money Market Division
2012[7]	52,882,289	1.06 to 1.34	86,598,868	-	0.25 to 1.00	(1.00) to (0.25)
2011	52,425,706	1.07 to 1.35	87,096,765	-	0.25 to 1.00	(0.99) to (0.25)
2010	51,806,766	1.08 to 1.35	86,930,236	0.03	0.25 to 1.00	(1.00) to (0.24)
2009	34,759,587	1.09 to 1.35	53,960,073	0.05	0.25 to 1.00	(0.93) to (0.18)
2008	34,824,399	1.10 to 1.36	50,211,307	1.94	0.25 to 1.00	1.09 to 1.85

MML NASDAQ-100® Division
2012[7]	-	-	-	0.43	0.25 to 1.00	15.66 to 15.95
2011	1,931,859	1.22 to 1.50	1,957,623	0.27	0.25 to 1.00	2.11 to 2.87
2010	1,725,468	1.18 to 1.47	1,767,344	0.13	0.25 to 1.00	18.48 to 19.37
2009	1,740,364	0.99 to 1.24	1,500,211	-	0.25 to 1.00	52.26 to 53.41
2008	1,524,598	0.65 to 0.81	895,811	-	0.25 to 1.00	(42.38) to (41.95)

MML Small Cap Growth Equity Division
2012	5,685,483	1.59 to 1.69	8,576,441	-	0.25 to 1.00	12.28 to 13.13
2011	5,889,171	1.41 to 1.49	7,935,003	-	0.25 to 1.00	(6.18) to (5.47)
2010	6,409,333	1.26 to 1.51	9,082,122	-	0.25 to 1.00	21.05 to 21.96
2009	6,634,417	1.04 to 1.24	7,722,853	-	0.25 to 1.00	37.03 to 38.06
2008	5,992,072	0.75 to 0.91	5,098,783	-	0.25 to 1.00	(39.15) to (38.69)

MML Small Cap Index Division
2012[7]	-	-	-	1.02	0.50 to 0.70	7.52 to 7.59
2011	56,063	1.44 to 1.45	80,991	0.75	0.50 to 0.70	(0.15) to 0.05
2010	30,398	1.44 to 1.45	43,926	0.61	0.50 to 0.70	24.73 to 24.98
2009	15,176	1.16	17,573	1.01	0.50 to 0.70	23.93 to 24.18
2008[5]	1,026	0.93	959	-	0.50 to 0.70	(6.59) to (6.56)

MML Small Company Opportunities Division
2012	-	-	-	-	-	-
2011	-	-	-	-	-	-
2010	-	-	-	-	-	-
2009	-	-	-	-	0.25 to 1.00	(8.98) to (8.75)
2008	2,009,798	0.86 to 1.16	2,241,878	0.24	0.25 to 1.00	(40.20) to (39.75)

MML Small/Mid Cap Equity Division
2012	9,408,369	1.42 to 1.90	16,299,260	-	0.25 to 1.00	17.20 to 18.09
2011	9,868,962	1.22 to 1.61	14,532,093	0.97	0.25 to 1.00	(3.15) to (2.42)
2010	10,291,048	1.25 to 1.65	15,629,893	0.78	0.25 to 1.00	22.15 to 23.07
2009	10,624,798	1.03 to 1.34	13,195,600	0.52	0.25 to 1.00	35.19 to 36.21
2008	8,537,554	0.76 to 0.98	7,925,953	-	0.25 to 1.00	(38.85) to (38.38)

MML Small/Mid Cap Value Division
2012	54,691	1.82 to 1.84	99,971	0.73	0.50 to 0.70	18.23 to 18.47
2011	43,900	1.54 to 1.55	67,786	0.60	0.50 to 0.70	(8.14) to (7.96)
2010	40,592	1.68 to 1.69	68,265	0.63	0.50 to 0.70	25.96 to 26.21
2009	24,426	1.33 to 1.34	32,587	1.28	0.50 to 0.70	41.73 to 42.01
2008[5]	43	0.94	40	-	0.50 to 0.70	(5.89) to (5.86)

MML Strategic Emerging Markets Division
2012	35,608	0.86	30,574	0.23	0.75	15.33
2011[6]	66,489	0.74	49,500	2.23	0.75	(25.55)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Balanced Division
2012	1,236,022	$1.49 to $2.31	$1,844,200	1.43%	0.30% to 0.75%	11.50% to 12.00%
2011	1,018,216	1.34 to 2.07	1,362,538	2.47	0.30 to 0.75	(0.03) to 0.42
2010	1,212,767	1.34 to 2.06	1,621,920	1.41	0.30 to 0.75	12.07 to 12.58
2009	1,549,852	1.20 to 1.83	1,867,211	-	0.30 to 0.75	20.98 to 21.53
2008	1,693,813	0.99 to 1.50	1,688,335	2.83	0.30 to 0.75	(43.89) to (43.64)

Oppenheimer Capital Appreciation Division
2012	35,775,295	1.30 to 1.63	48,285,194	0.65	0.25 to 1.00	12.98 to 13.83
2011	38,544,774	1.15 to 1.43	48,028,800	0.36	0.25 to 1.00	(2.13) to (1.40)
2010	40,910,959	0.88 to 1.17	51,752,489	0.18	0.25 to 1.00	8.33 to 9.14
2009	43,934,621	0.81 to 1.08	51,519,653	0.32	0.25 to 1.00	43.08 to 44.16
2008	44,889,631	0.56 to 0.76	37,189,312	0.14	0.25 to 1.00	(46.06) to (45.65)

Oppenheimer Core Bond Division
2012	8,000,160	0.99 to 1.36	9,724,136	4.91	0.25 to 1.00	9.19 to 10.02
2011	8,152,821	0.91 to 1.24	9,074,810	5.77	0.25 to 1.00	7.19 to 8.00
2010	8,276,276	0.85 to 1.15	8,564,975	1.77	0.25 to 1.00	10.31 to 11.14
2009	9,092,953	0.77 to 1.03	8,508,480	-	0.25 to 1.00	8.52 to 9.34
2008	9,269,030	0.71 to 0.94	7,990,339	4.51	0.25 to 1.00	(39.66) to (39.20)

Oppenheimer Global Securities Division
2012	30,272,922	1.82 to 2.93	69,631,460	2.14	0.25 to 1.00	20.06 to 20.96
2011	31,987,196	1.52 to 2.42	61,792,668	1.27	0.25 to 1.00	(9.20) to (8.52)
2010	33,156,399	1.51 to 1.67	70,778,086	1.42	0.25 to 1.00	14.81 to 15.67
2009	35,215,163	1.31 to 1.45	65,965,703	2.20	0.25 to 1.00	38.38 to 39.42
2008	35,849,889	1.05 to 1.64	49,244,187	1.55	0.25 to 1.00	(40.78) to (40.34)

Oppenheimer Global Strategic Income Division
2012	12,149,528	1.66 to 2.38	26,673,790	5.62	0.25 to 1.00	12.40 to 13.25
2011	9,803,698	1.48 to 2.10	19,343,851	3.21	0.25 to 1.00	(0.15) to 0.60
2010	10,110,415	1.48 to 2.09	20,001,958	8.52	0.25 to 1.00	13.82 to 14.68
2009	10,529,486	1.30 to 1.82	18,465,839	0.49	0.25 to 1.00	17.65 to 18.53
2008	10,341,210	1.11 to 1.54	15,368,549	4.84	0.25 to 1.00	(15.06) to (14.42)

Oppenheimer High Income Division
2012[10]	-	-	-	16.73	0.25 to 1.00	11.92 to 12.62
2011	12,262,660	0.35 to 0.43	5,201,130	8.52	0.25 to 1.00	(3.30) to (2.58)
2010	10,943,391	0.36 to 0.44	4,644,128	6.76	0.25 to 1.00	13.67 to 14.52
2009	18,618,630	0.32 to 0.39	7,001,125	-	0.25 to 1.00	24.07 to 25.00
2008	8,424,602	0.25 to 0.31	2,631,958	7.38	0.25 to 1.00	(78.88) to (78.73)

Oppenheimer International Growth Division
2012	12,037,547	1.81 to 2.00	21,261,385	1.47	0.25 to 1.00	21.00 to 21.91
2011	12,186,492	1.48 to 1.66	17,776,910	0.97	0.25 to 1.00	(8.09) to (7.40)
2010	12,239,309	1.60 to 1.80	19,390,508	1.22	0.25 to 1.00	13.62 to 14.47
2009	12,070,404	1.40 to 1.59	16,817,186	1.43	0.25 to 1.00	37.86 to 38.90
2008	11,025,518	1.01 to 1.15	11,185,339	1.06	0.25 to 1.00	(43.21) to (42.78)

Oppenheimer Main Street Division
2012	15,305,185	1.21 to 1.44	20,075,764	0.97	0.25 to 1.00	15.71 to 16.58
2011	15,256,104	1.04 to 1.25	17,195,975	0.85	0.25 to 1.00	(1.01) to (0.26)
2010	16,112,487	1.04 to 1.26	18,311,799	1.09	0.25 to 1.00	14.95 to 15.82
2009	16,908,351	0.90 to 1.09	16,715,236	1.87	0.25 to 1.00	27.01 to 27.97
2008	16,992,937	0.70 to 0.86	13,314,701	1.52	0.25 to 1.00	(39.08) to (38.62)

Oppenheimer Main Street Small- & Mid-Cap Division
2012	783,075	2.61 to 2.74	2,057,667	0.55	0.30 to 0.75	17.10 to 17.63
2011	946,713	2.23 to 2.33	2,122,180	0.66	0.30 to 0.75	(2.94) to (2.50)
2010	1,146,038	2.29 to 2.39	2,652,171	0.80	0.30 to 0.75	22.48 to 23.04
2009	1,723,162	1.87 to 1.94	3,250,524	0.87	0.30 to 0.75	36.17 to 36.79
2008	1,909,241	1.38 to 1.42	2,637,202	0.51	0.30 to 0.75	(38.29) to (38.02)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Money Division
2012	8,875,425	$1.33 to $1.58	$11,560,192	0.01%	0.30% to 0.75%	(0.74)% to (0.29)%
2011	8,028,578	1.34 to 1.59	10,570,875	0.01	0.30 to 0.75	(0.73) to (0.29)
2010	9,104,355	1.35 to 1.59	11,997,956	0.03	0.30 to 0.75	(0.72) to (0.27)
2009	9,859,783	1.36 to 1.60	12,998,461	0.33	0.30 to 0.75	(0.43) to 0.02
2008	10,307,134	1.36 to 1.60	13,642,681	2.72	0.30 to 0.75	2.01 to 2.47

Oppenheimer Small- & Mid-Cap Growth Division
2012	23,765,600	1.36 to 1.40	34,288,188	-	0.25 to 1.00	15.29 to 16.16
2011	25,929,947	1.18 to 1.21	33,096,336	-	0.25 to 1.00	0.09 to 0.84
2010	27,234,225	0.60 to 1.18	34,625,013	-	0.25 to 1.00	26.20 to 27.15
2009	28,446,709	0.47 to 0.93	28,826,998	-	0.25 to 1.00	31.29 to 32.28
2008	28,216,561	0.36 to 0.71	22,026,712	-	0.25 to 1.00	(49.57) to (49.19)

Panorama Growth Division
2012[9]	-	-	-	1.26	0.60 to 0.75	14.08 to 14.14
2011	907,845	0.94 to 0.95	863,093	0.79	0.60 to 0.75	(0.50) to (0.36)
2010	901,737	0.94 to 0.96	860,806	1.13	0.60 to 0.75	14.65 to 14.82
2009	814,996	0.82 to 0.84	680,475	1.99	0.60 to 0.75	28.22 to 28.41
2008	916,334	0.64 to 0.65	596,763	1.77	0.60 to 0.75	(38.88) to (38.79)

Panorama Total Return Division
2012[8]	-	-	-	2.59	0.60 to 0.75	5.96 to 6.01
2011	329,445	1.01 to 1.07	354,138	3.06	0.60 to 0.75	(0.51) to (0.37)
2010	415,272	1.02 to 1.08	446,930	1.71	0.60 to 0.75	15.83 to 16.01
2009	449,217	0.88 to 0.93	417,604	-	0.60 to 0.75	18.89 to 19.06
2008	710,542	0.74 to 0.78	556,429	3.33	0.60 to 0.75	(39.11) to (39.02)

PIMCO VIT Commodity Real Return Strategy Division
2012	47,773	1.49 to 1.50	71,399	2.45	0.50 to 0.70	4.39 to 4.60
2011	37,325	1.43 to 1.44	53,414	14.12	0.50 to 0.70	(8.19) to (8.00)
2010	24,826	1.56	38,703	15.43	0.50 to 0.70	23.38 to 23.63
2009	12,860	1.26	16,236	5.09	0.50 to 0.70	40.63 to 40.91
2008[5]	9	0.90	8	-	0.50 to 0.70	(0.10)

T. Rowe Price Blue Chip Growth Division
2012	3,243,806	1.58 to 1.92	5,893,798	0.15	0.25 to 1.00	17.08 to 17.96
2011	3,295,855	1.35 to 1.63	5,100,575	-	0.25 to 1.00	0.51 to 1.26
2010	3,243,790	1.34 to 1.61	4,981,764	-	0.25 to 1.00	15.23 to 16.10
2009	3,044,135	1.16 to 1.38	4,045,626	-	0.25 to 1.00	40.77 to 41.83
2008	3,093,981	0.83 to 0.97	2,910,070	0.11	0.25 to 1.00	(43.08) to (42.65)

T. Rowe Price Equity Income Division
2012	7,662,547	1.55 to 1.89	13,780,545	2.17	0.25 to 1.00	15.98 to 16.86
2011	7,509,806	1.34 to 1.62	11,611,204	1.77	0.25 to 1.00	(1.70) to (0.96)
2010	7,438,051	1.36 to 1.63	11,669,725	1.93	0.25 to 1.00	13.88 to 14.73
2009	7,204,568	1.19 to 1.42	9,897,056	2.02	0.25 to 1.00	24.35 to 25.29
2008	6,713,408	0.96 to 1.14	7,395,548	2.43	0.25 to 1.00	(36.75) to (36.27)

T. Rowe Price Limited-Term Bond Division
2012	4,843	1.61	7,802	2.06	0.60	1.85
2011	90,207	1.58	142,681	2.46	0.60	1.00
2010	219,127	1.57	343,179	2.89	0.60	2.48
2009	490,001	1.53	748,807	3.50	0.60	7.66
2008	450,443	1.42	639,396	4.01	0.60	0.95

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
T. Rowe Price Mid-Cap Growth Division
2012	17,542,488	$2.04 to $3.13	$42,564,470	-%	0.25% to 1.00%	12.76% to 13.61%
2011	19,158,074	1.81 to 2.75	41,113,827	-	0.25 to 1.00	(2.25) to (1.52)
2010	20,456,685	1.85 to 2.80	44,787,710	-	0.25 to 1.00	26.84 to 27.80
2009	21,775,816	1.46 to 2.19	37,514,690	-	0.25 to 1.00	44.20 to 45.28
2008	22,927,955	1.01 to 1.51	27,358,219	-	0.25 to 1.00	(40.36) to (39.91)

T. Rowe Price New America Growth Division
2012	1,675,727	1.30 to 1.61	2,246,293	0.50	0.30 to 0.75	12.27 to 12.78
2011	1,517,112	1.16 to 1.43	1,788,124	0.22	0.30 to 0.75	(1.81) to (1.37)
2010	1,479,655	1.18 to 1.45	1,778,654	0.21	0.30 to 0.75	18.76 to 19.29
2009	1,577,233	0.99 to 1.21	1,593,130	-	0.30 to 0.75	48.65 to 49.32
2008	1,497,225	0.67 to 0.81	1,017,852	-	0.30 to 0.75	(38.70) to (38.43)

Templeton Foreign Securities Division
2012	7,730,866	1.55 to 1.67	11,657,252	2.97	0.25 to 1.00	17.05 to 17.94
2011	7,856,011	1.31 to 1.43	10,091,949	1.73	0.25 to 1.00	(11.52) to (10.86)
2010	7,920,583	1.47 to 1.61	11,487,517	1.89	0.25 to 1.00	7.33 to 8.14
2009	8,077,810	1.36 to 1.50	10,877,673	3.12	0.25 to 1.00	35.68 to 36.70
2008	7,835,954	1.00 to 1.11	7,758,890	2.41	0.25 to 1.00	(40.97) to (40.53)

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]

The expense ratios represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

[4]	In 2009, MML Growth Equity Division was replaced by MML Blue Chip Growth Division.
[5]	For the period of November 3, 2008 (commencement of operations) through December 31, 2008. Effective November 3, 2008, this fund became available as an investment option in the Separate Account.
[6]	For the period May 1, 2011 (date the fund was first offered as a funding option by Massachusetts Mutual Variable Life Separate Account I) through December 31, 2011.
[7]	Effective April 27, 2012, this fund closed and is no longer available.
[8]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Total Return Division merged into Oppenheimer Balanced Division.
[9]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Growth Division merged into Oppenheimer Main Street Division.
[10]	For the period January 1, 2012 through October 26, 2012. Effective October 26, 2012, Oppenheimer High Income Division merged into Oppenheimer Global Strategic Income Division.
[11]	Prior to April 27, 2012, Invesco V.I. Diversified Dividend was formerly known as Invesco V.I. Dividend Growth.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	The Separate Account assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within the Separate Account. Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge	$0 - $12 per month per policy
These charges are assessed through the redemption of units.

Asset Charge/Mortality and Expense Risk Charge	Effective annual rate of 0.15% - 1.00% of the policy’s average daily net assets held in the Separate Account.
This charge is assessed through a reduction in unit values.

Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk $0.08 to $83.33 per $1,000 of face amount
This charge is assessed through a redemption of units.

Face Amount Charge	$0.00 - $1.79 per month per $1,000 face amount of policy; or charge is based on the initial selected face amount of the Policy, the issue age of the insured, and the Policy year in which the deduction is made.
This charge is assessed through a redemption of units.

Insurance Charge/Cost of Insurance Protection Charge/Mortality Charge	$0.00 - $83.33 per month per $1,000 of insurance risk; or MassMutual may charge up to the maximum rate in the Table of Maximum Monthly Mortality Charges in a Policy. MassMutual may charge less than the maximum. If policies are issued in a Group Case, any changes in these charges will apply to all policies in the same case.
These charges are assessed through a redemption of units.

Loan Interest Rate Expense Charge	Effective annual rate of 0.00% - 1.00% of the loan amount
This charge is assessed through a redemption of units.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

Rider Charges:
The rider charges do not apply to all segments within the Separate Account. These charges are assessed through a redemption of units.

A. Accidental Death Benefit	$0.04 - $0.12929 per $1,000 of coverage

B. Additional Insurance	$0.01 to $82.50 per $1,000 of insurance risk $0.00 to $0.41 per $1,000 of face amount

C. Death Benefit Guarantee	$0.01 per $1,000 of face amount

D. Disability Benefit	$0.00 to $0.28 per $1 of monthly deductions $0.00 to $0.04 per $1 of specified benefit amount $0.00 to $0.32 per $100 of specified benefit amount $0.009 to $0.149 per $1 of specified premium

E. Estate Protection	$0.00 to $21.96 per $1,000 of insurance risk

F. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

G. Insurability Protection	$0.043 to $0.179 per $1,000 of rider face amount

H. Other Insured	$0.01 to $79.16 per $1,000 of insurance risk

I. Survivorship Term	$0.00 to $80.83 per $1,000 of insurance risk $0.00 to $0.30 per $1,000 of face amount

J. Waiver of Monthly Charges	$0.00 to $0.349 per $1 of monthly deductions

K. Waiver of Specified Premium	$0.00 to $0.28 per $1 of monthly deduction $0.00 to $0.04 per $1 of specified premium amount

L. Additional Mortality Fees	$0.00 to $83.33 per $1,000 of face amount

M. Underwriting Charge	$0.01 to $0.06 per $1,000 of selected face amount

N. Term Rider	$0.02 to $5.90 per $1,000 of amount at risk

9.	FUND REPLACEMENT

In 2009, MML Growth Equity Division was replaced by MML Blue Chip Growth Division. The former division had the contract value transferred to the current division.

Replaced Fund (no longer available)	Replacement Fund	Former Division	Current Division

Fund re-named
MML Growth Equity Fund	MML Blue Chip Growth Fund	MML Growth Equity Division	MML Blue Chip Growth Division

10.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 4, 2013, the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

LA2050	F-44

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying financial statements of Massachusetts Mutual Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2012 and 2011, and the related statutory statements of income, changes in surplus and cash flows for the three-year period ended December 31, 2012, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Management is also responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

LA2045	FF-1

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting principles and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for the three-year period ended December 31, 2012.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the three-year period ended December 31, 2012, in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 2.

February 22, 2013

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2012	2011
	(In Millions)
Assets:

Bonds	$56,891	$53,464
Preferred stocks	336	323
Common stocks - subsidiaries and affiliates	5,775	4,982
Common stocks - unaffiliated	834	576
Mortgage loans	13,957	12,398
Policy loans	10,022	9,478
Real estate	1,133	1,192
Partnerships and limited liability companies	6,538	5,642
Derivatives and other invested assets	2,859	3,334
Cash, cash equivalents and short-term investments	2,816	1,631

Total invested assets	101,161	93,020

Investment income due and accrued	385	501
Federal income taxes	286	-
Deferred income taxes	607	1,058
Other than invested assets	870	857

Total assets excluding separate accounts	103,309	95,436

Separate account assets	52,340	41,532

Total assets	$155,649	$136,968

Liabilities and Surplus:

Policyholders’ reserves	$73,734	$68,536
Liabilities for deposit-type contracts	5,323	4,588
Contract claims and other benefits	320	320
Policyholders’ dividends	1,400	1,335
General expenses due or accrued	980	901
Federal income taxes	-	91
Asset valuation reserve	1,929	1,683
Securities sold under agreements to repurchase	3,822	3,580
Commercial paper	250	250
Derivative collateral	1,304	1,546
Other liabilities	1,569	1,196

Total liabilities excluding separate accounts	90,631	84,026

Separate account liabilities	52,331	41,525

Total liabilities	142,962	125,551

Surplus	12,687	11,417

Total liabilities and surplus	$155,649	$136,968

See note to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2012	2011	2010
	(In Millions)

Revenue:

Premium income	$20,327	$13,491	$11,163
Net investment income	4,928	4,783	4,425
Reserve adjustments on reinsurance ceded	57	48	69
Fees and other income	540	528	483

Total revenue	25,852	18,850	16,140

Benefits and expenses:

Policyholders’ benefits	10,921	10,109	10,214
Change in policyholders’ reserves	10,827	5,239	2,214
General insurance expenses	1,422	1,258	1,330
Commissions	605	541	521
State taxes, licenses and fees	159	139	131

Total benefits and expenses	23,934	17,286	14,410

Net gain from operations before dividends and federal income taxes	1,918	1,564	1,730

Dividends to policyholders	1,379	1,313	1,209

Net gain from operations before federal income taxes	539	251	521

Federal income tax benefit	(108)	(293)	(251)

Net gain from operations	647	544	772

Net realized capital gains (losses) after tax and transfers to interest maintenance reserve	109	(199)	(237)

Net income	$756	$345	$535

See note to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

		Years Ended December 31,
	2012	2011	2010
	(In Millions)

Surplus, beginning of year	$11,417	$10,352	$9,259

Increase (decrease) due to:
Net income	756	345	535
Change in net unrealized capital gains, net of tax	743	1,432	685
Change in net unrealized foreign exchange capital (losses) gains, net of tax	(8)	(53)	9
Change in other net deferred income taxes	(551)	(11)	(8)
Change in nonadmitted assets	156	(120)	69
Change in reserve valuation basis	-	-	(7)
Change in asset valuation reserve	(246)	(255)	(286)
Change in surplus notes	399	-	-
Prior period adjustments	(32)	1	17
Change in minimum pension liability	52	(273)	80
Other	1	(1)	(1)

Net increase	1,270	1,065	1,093

Surplus, end of year	$12,687	$11,417	$10,352

See note to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2012	2011	2010
	(In Millions)

Cash from operations:
Premium and other income collected	$20,879	$14,046	$11,726
Net investment income	4,789	4,503	4,288
Benefit payments	(10,670)	(9,963)	(10,105)
Net transfers (to) from separate accounts	(5,755)	(997)	140
Commissions and other expenses	(2,021)	(2,164)	(1,982)
Dividends paid to policyholders	(1,313)	(1,208)	(1,217)
Federal and foreign income taxes recovered	26	88	309

Net cash from operations	5,935	4,305	3,159

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	16,842	18,638	16,753
Common stocks - unaffiliated	121	101	72
Mortgage loans	2,056	1,990	1,898
Real estate	103	115	135
Partnerships	1,006	1,031	738
Preferred and affiliated common stocks	657	204	754
Other	(68)	770	(193)

Total investment proceeds	20,717	22,849	20,157

Cost of investments acquired:
Bonds	(19,737)	(21,216)	(19,990)
Common stocks - unaffiliated	(329)	(441)	(52)
Mortgage loans	(3,582)	(3,159)	(1,991)
Real estate	(121)	(245)	(196)
Partnerships	(1,515)	(1,327)	(1,381)
Preferred and affiliated common stocks	(474)	(736)	(488)
Other	(69)	31	(14)

Total investments acquired	(25,827)	(27,093)	(24,112)
Net increase in policy loans	(543)	(519)	(474)

Net cash used in investing activities	(5,653)	(4,763)	(4,429)

Cash from financing and other sources:
Net deposits on deposit-type contracts	588	905	702
Cash provided from surplus notes	399	-	-
Change in securities sold under agreements to repurchase	242	(303)	443
Change in derivative collateral	(242)	259	(522)
Other cash (used) provided	(84)	89	(465)

Net cash from financing and other sources	903	950	158

Net change in cash, cash equivalents and short-term investments	1,185	492	(1,112)
Cash, cash equivalents and short-term investments, beginning of year	1,631	1,139	2,251

Cash, cash equivalents and short-term investments, end of year	$2,816	$1,631	$1,139

See note to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include the accounts of Massachusetts Mutual Life Insurance Company (the Company), which is organized as a mutual life insurance company.

MassMutual Financial Group (MMFG) is a global, diversified financial services organization comprised of the Company and its subsidiaries. The Company and its subsidiaries provide life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, mutual funds and trust services to individual and institutional customers.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the Division).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States of America (U.S.) generally accepted accounting principles (GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (b) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (c) interest rate swap replications are carried at amortized cost, whereas U.S. GAAP would carry these at fair value; (d) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; (e) income recognition on partnerships and limited liability companies (LLCs), which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP does not have this limitation; (f) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities; (g) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (h) certain group annuity and variable universal life contracts, which do not pass-through all investment gains to contract holders, are maintained in the separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments of the Company; (i) assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, subject to valuation allowances; (j) statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions, whereas U.S. GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (k) policyholder reserves are presented net of reinsurance ceded, unearned ceded premium and unpaid ceded claims, whereas U.S. GAAP would report these reinsurance balances as an asset; (l) an asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds, mortgage loans and certain derivatives to the extent AVR is greater than zero for the appropriate asset category, whereas U.S. GAAP does not record this reserve; (m) after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (n) changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Surplus, whereas U.S. GAAP reports these changes in net realized capital gains (losses); (o) a prepaid pension asset and/or a liability is recorded for the difference between the fair value of the pension and other postretirement plan assets and the accumulated benefit obligation (which excludes nonvested employees) with the change recorded in surplus, whereas for U.S. GAAP purposes, the

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

over/underfunded status of a plan, which is the difference between the fair value of the plan assets and the projected benefit obligation, is recorded as an asset or liability with the change recorded through accumulated other comprehensive income; (p) surplus notes are reported in surplus, whereas U.S. GAAP would report these notes as liabilities; (q) payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (r) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; and (s) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains (losses) and foreign currency translations as other comprehensive income.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTAs), the liability for taxes and litigation contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

Under statutory accounting principles, corrections of prior year errors are recorded in current year surplus on a pretax basis with any associated tax impact reported through earnings.

The following summarizes corrections of prior year errors:

	Year Ended December 31, 2012

	Increase (Decrease) to:		Correction

	Prior Year Income	Current Year Surplus	of Asset or Liability Balances

	(In Millions)

Policyholders’ reserves	$(22)	$(22)	$22
General insurance expenses	(11)	(11)	11
Reinsurance	(3)	(3)	3
Partnership income	4	4	(4)

Total	$(32)	$(32)	$32

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended December 31, 2011

	Increase (Decrease) to:			Correction

	Prior Year Income	Prior Year Surplus	Current Year Surplus	of Asset or Liability Balances

	(In Millions)

Policyholders’ reserves	$(11)	$-	$(11)	$11
General insurance expenses	(8)	-	(8)	8
Partnership income	(7)	2	(5)	5
Other	8	-	8	(8)
Derivatives	7	-	7	(7)
Fixed assets	5	-	5	(5)
Premium income	5	-	5	(5)
Prepaid commissions and allowances	2	(2)	-	-

Total	$1	$-	$1	$(1)

	Year Ended December 31, 2010

	Increase (Decrease) to:			Correction

	Prior Year Income	Prior Year Surplus	Current Year Surplus	of Asset or Liability Balances

	(In Millions)

Separate account income	$(21)	$-	$(21)	$21
Partnership income	(20)	20	-	-
Reinsurance	(5)	-	(5)	5
Policy loans	(4)	-	(4)	4
Prepaid commissions and allowances	36	(36)	-	-
Policyholders’ reserves	24	-	24	(24)
Impaired asset	5	-	5	(5)
Other	2	-	2	(2)

Total	$17	$(16)	$1	$(1)

For the year ended December 31, 2010, the $20 million correction for partnership income was a reclassification within surplus and therefore had no impact to surplus. Additionally, prepaid commissions and allowances of $36 million were recorded and then nonadmitted through the Statutory Statements of Changes in Surplus. Previously the Company directly expensed these costs.

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are obligations that are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bond transactions are recorded on a trade date basis, except for private placement bonds that are recorded on the funding date.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies for each type of security. Certain fixed income securities with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

d.	Preferred stocks

Preferred stocks in good standing are generally valued at amortized cost. Preferred stocks not in good standing, those which are rated Categories 4 through 6 by the Securities Valuation Office (SVO) of the NAIC, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, the Company estimates fair value using broker-dealer quotations or internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Common stocks - subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, primarily C.M. Life Insurance Company (C.M. Life), MML Bay State Life Insurance Company (MML Bay State) and MMHLLC, are accounted for using the statutory equity method. The Company accounts for the value of its investment in its subsidiary, MMHLLC, at its underlying U.S. GAAP net equity adjusted to remove certain nonadmitted and intangible assets, as well as a portion of its noncontrolling interests (NCI) and appropriated retained earnings (ARE), after consideration of MMHLLC’s fair value and the Company’s capital levels. The Division has affirmed the statutory recognition of the Company’s application of the NCI guidelines in MMHLLC’s statutory carrying value. However, the Company has limited this recognition to $2,165 million and $2,015 million as of December 31, 2012 and 2011, respectively. Operating results, less dividend distributions, for MMHLLC are reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus. Dividend distributions received from MMHLLC are recorded in net investment income and are limited to MMHLLC’s U.S. GAAP retained earnings. The cost basis of common stocks - subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary, consistent with common stocks - unaffiliated.

Refer to Note 4d. “Common stocks – subsidiaries and affiliates” for further information on the valuation of MMHLLC.

f.	Common stocks - unaffiliated

The fair value of common stocks is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values from other third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

g.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium and discount, valuation allowances, nonrefundable commitment fees and mortgage interest points. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loans. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Mezzanine loans are subordinate to senior secured first liens. However, the Company has negotiated provisions with the senior lender, within the loan documents to maximize control with the objective of mitigating the Company’s risks as the mezzanine lender. Residential mortgage loans are seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection of interest is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. Unsecured nonadmitted amounts were less than $1 million as of December 31, 2012 and 2011. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan not to exceed the cash surrender value of the underlying contract.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company, are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate, held for sale, is initially carried at the lower of depreciated cost or fair value less estimated selling costs at the time the property is deemed held for sale and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve which is included in realized capital losses.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

j.	Partnerships and limited liability companies

Partnerships and LLCs, except for partnerships which generate low income housing tax credits (LIHTC), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships which generate LIHTC are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

k.	Derivatives and other invested assets

Derivatives and other invested assets consist of investments in derivative financial instruments and receivables for securities sold.

Interest rate swaps associated with replicated assets are valued at amortized cost and all other derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from counterparties and independent sources. The quotations from counterparties and independent sources are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quotes from counterparties and independent sources are not available or are considered not reliable, the internally derived value is recorded. Changes in the fair value of these instruments other than interest rate swaps associated with replicated assets are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains (losses). Amounts receivable and payable are accrued as net investment income.

l.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash and cash equivalents and carries them at amortized cost.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in short-term bonds and money market mutual funds are classified as short-term investments.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

The Company has entered into contracts for securities purchased under agreements to resell whereby the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. Securities purchased under agreements to resell are accounted for as collateralized loans, with the cash paid for the securities included in the Statutory Statements of Cash Flows as a short-term investment. The underlying securities are not recorded as investments owned by the Company, but instead serve as collateral related to these short-term investments. The difference between the amount paid and the amount at which the securities will be subsequently resold is reported as interest income in net investment income. At purchase, the Company requires collateral in the form of securities with a fair value of a minimum of 102% of the securities’ purchase price. If at anytime the fair value of the collateral declines to less than 100% of the securities’ purchase price, the counterparty is obligated to provide additional collateral to bring the total collateral held by the Company to at least 102% of the securities’ purchase price.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is nonadmitted on: (a) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds in default; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

n.	Other than invested assets

Other than invested assets primarily includes deferred and uncollected premium, reinsurance receivables, other receivable items and fixed assets.

Fixed assets are carried at cost less accumulated depreciation and amortization. Depreciation and amortization are determined using the straight-line method over the estimated useful lives of the assets. Estimated lives range up to fifteen years for leasehold improvements and up to eleven years for all other fixed assets. Within fixed assets, most unamortized software and office equipment are nonadmitted assets.

o.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include pension plan assets, certain electronic data processing (EDP) equipment, advances and prepayments, certain investments in partnerships for which audits are not performed, certain other receivables, furniture, uncollected premiums and certain intangible assets. These assets are designated as nonadmitted and are excluded from the Statutory Statements of Financial Position through a charge against surplus.

p.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of group and individual variable annuity, variable life and other insurance contract/policyholders to meet specific investment objectives. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money and supplemental accounts, as noted below, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. The Company’s revenue reflects fees charged to the separate accounts including administrative and investment advisory fees.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred to separate accounts, they are transferred at fair market value on the date the transaction occurs. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the contract/policyholder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or minimum account value to the contract/policyholder. For certain guaranteed separate account products such as interest rate guaranteed products and indexed separate account products, reserve adequacy is performed on a contract by contract basis using, as applicable, prescribed interest rates, mortality rates and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in policyholders’ reserves or liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as change in policyholders' reserves or policyholders’ benefits in the Statutory Statements of Income.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income with the offset recorded in policyholders’ reserves. Investment income and realized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to contract/policyholders and are not recorded in the Statutory Statements of Income. Unrealized capital gains (losses) on assets of separate accounts accrue to contract/policyholders and, accordingly, are reflected in the separate account liability to the contract/policyholder.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

q.	Policyholders’ reserves

Policyholders’ reserves provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

Reserves for individual life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or Commissioners’ Reserve Valuation Method (CRVM) bases using the American Experience or the 1941, 1958, 1980 or the 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

In order to maintain a prudent level of reserve adequacy, the Company elected to hold additional life insurance reserves over and above the amounts calculated by the methods described above.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Reserves for individual and group payout annuities are developed using accepted actuarial methods computed principally under Commissioners’ Annuity Reserve Valuation Method (CARVM) using applicable interest rates and mortality tables. Individual payout annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group payout annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

Certain individual variable annuity products issued by the Company have offered a variety of additional guarantees such as GMDBs and variable annuity guaranteed living benefits (VAGLB). The primary types of VAGLBs offered by MassMutual are guaranteed minimum accumulation benefits (GMAB), guaranteed minimum income benefits (GMIB) including Basic and Plus and guaranteed minimum withdrawal benefits (GMWB). In general, these benefit guarantees require the contract or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDBs and VAGLBs are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves.

Variable annuity GMDBs provide a death benefit in excess of the account value if the account value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death and others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock market causing the contract value to fall below the specified amount will increase the net amount at risk, which is the GMDBs in excess of the contract value.

GMABs provide the annuity contract holder with a guaranteed minimum account value at the end of the product’s guarantee period. If the account value is below that guarantee at the end of the period, the account value is increased to the guaranteed level and the contract continues from that point. Options for the guarantee period are ten and twenty years.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

GMWBs provide the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value.

GMIBs provide the annuity contract holder with a guaranteed minimum payment when the contract is annuitized. The GMIB would be beneficial to the contract holder if the contract holder’s account value would otherwise not provide a higher annuitization value using currently offered rates at the time of annuitization. GMIBs generally anticipate payout between ages 60 and 90. The Company first issued GMIB Basic in 2002 and suspended issuing these contracts in August 2007. These GMIB Basic contracts cannot be annuitized within seven years of issuance and do not have access to the guarantee value other than through annuitization.

In September 2007, GMIB Plus replaced GMIB Basic and continued through March 2009. GMIB Plus includes a product version which provides a minimum floor amount that can be applied to an annuity option. The GMIB Plus value is equal to the initial purchase amount increased by a compound annual interest rate. The GMIB Plus also provides the annuity contract holder with a withdrawal feature. This withdrawal feature allows a dollar for dollar withdrawal, which lowers the GMIB Plus value for each dollar withdrawn up to the amount of interest credited to the GMIB Plus value for the year. GMIB Plus cannot be annuitized within ten years of contract issuance as the rider can only be exercised after a ten year waiting period has elapsed. This was only available upon contract issuance.

Reserves for individual and group fixed deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual deferred annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group deferred annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

Reserves for individual and group variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the higher of the standard or stochastic scenario values. Based on the Company’s currently held hedges, if market interest rates increase, the fair value of the Company hedges would decrease in value and reserves would decrease. Should market interest rates decrease, the fair value of the Company hedges would increase in value and reserves would increase. In addition, the Company elected to hold additional reserves above those indicated based on the stochastic or standard scenario in order to maintain a prudent level of reserve adequacy.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” The value of the reserve guarantees under the standard scenario is driven primarily by equity markets.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions used for policyholder behavior (lapses, partial withdrawals, annuitization and additional premium), mortality, expenses and commissions, investment management fees and taxes are consistent with those used for asset adequacy testing and are based on Company experience. The key drivers for the stochastic results are the degree that the variable annuity benefits are “in the money” given equity market levels, policyholder elections for GMIBs, currently held applicable hedge asset cash flows, expenses and discount interest rates.

Disability income policy reserves are generally calculated using the two-year preliminary term method and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and the 1985 Commissioners’ Individual Disability Table A with assumed interest and mortality rates in accordance with applicable statutes and regulations.

Disabled life claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and 1985 Commissioners’ Individual Disability Tables A and C with assumed interest rates in accordance with applicable statutes and regulations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Long-term care policy reserves are generally calculated using the one-year preliminary term method and actuarially accepted morbidity, mortality and lapse tables with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables with assumed interest rates in accordance with applicable statutes and regulations.

Unpaid claims and claim expense reserves are related to disability and long-term care claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

Tabular interest, tabular reserves less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

r.	Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market interest rates.

s.	Participating contracts

Participating contracts are those that may be eligible to share in any dividends declared by the Company. Participating contracts issued by the Company represented 66% and 69% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2012 and 2011, respectively.

t.	Policyholders’ dividends

Dividends expected to be paid to policyholders in the following year are approved annually by MassMutual’s Board of Directors and are recorded as an expense in the current year. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and taxes. The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends. Settlement dividends are an extra dividend payable at termination of a policy upon maturity, death or surrender.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

u.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLCs as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives to the extent that AVR is greater than zero for the appropriate asset category. The AVR is reported as a liability and the change in AVR, net of tax, is reported in surplus.

v.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities, are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities or if negative, is nonadmitted.

w.	Securities sold under agreements to repurchase

The Company has entered into contracts for securities sold under agreements to repurchase whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Securities sold under agreements to repurchase are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Securities sold under agreements to repurchase are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

x.	Commercial paper

The Company issues commercial paper in the form of unsecured notes (Notes). Interest on the Notes is calculated using a 360-day year based on the actual number of days elapsed. Due to the short-term nature of the Notes, the carrying value is assumed to approximate fair value.

y.	Other liabilities

Other liabilities primarily consist of IMR, derivative payables, amounts held for agents, remittances and items not allocated, pending security settlements and other liabilities including unearned income.

z.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk.

Premium income, benefits to policyholders and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

aa.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received. Disability income and long-term care premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

bb.	Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses) are recognized in net income and include OTTI, and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of all bonds. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; and (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost.

The Company considers the following factors in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment.

The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date. For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance including prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority. In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized in earnings as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

When a bond is other-than-temporarily impaired, a new cost basis is established. For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected life of the bond.

The impairment review process provides a framework for deriving OTTI in a manner consistent with market participant assumptions. In these analyses, collateral type, investment structure and credit quality are critical elements in determining OTTI.

Bonds - structured and loan-backed securities

ABS and MBS are evaluated for OTTI on a quarterly basis using scenarios customized by collateral type. Cash flow estimates are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Assumptions are based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the collateral values.

The Company has a review process for determining if CDO investments are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each deal. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. OTTI is recorded if this sixth scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the sixth scenario are measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all six scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established, and recorded in net unrealized capital losses, for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Collectability and estimated decreases in collateral values are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation, which is done on an individual loan basis, is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the expected loss on the loan, the valuation allowance will be adjusted. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting management’s estimate of the fair value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment will be required if the property’s estimated future net cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value. A new cost basis is recorded with an adjustment to realized capital losses.

Partnerships and LLCs

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership’s or LLC’s underlying assets, cash flow, current financial condition and other market factors.

For determining impairments in partnerships that generate LIHTC, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 0.3% for future benefits of two years to 1.7% for future benefits of ten or more years and compares the results to its current book values. Impairments are recognized as realized capital losses.

Unrealized capital gains (losses)

Unrealized capital gains (losses) are recorded as a change in surplus net of tax.

cc.	Employee compensation plans

The Company has a long-term incentive compensation plan, under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

PSARs provide the participant with the opportunity to share in the value created in the total enterprise. The PSAR value is the appreciation in the phantom stock price between the grant price and the share price at the time of exercise. Awards can only be settled in cash. PSARs cliff vest at the end of three years and expire five years after the date of grant. Vested PSARs may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

PRS provide the participant with the opportunity to share in the value created in the total enterprise. Participants receive the full phantom share value (grant price plus/minus any change in share price) over the award period. Awards can only be settled in cash. PRS vests on a graded basis over five years, one third per year after years three, four and five. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company’s plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSARs (current share price less grant price per share not less than zero) and PRS (current share price per share), considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period. Awards contain vesting conditions, whereby employees’ unvested awards immediately vest at the time of retirement, death or disability with a one year exercise period after termination. A formula serves as the basis for the phantom share price, based on the management basis core operating earnings of the Company and its subsidiaries. This phantom share price is calculated and communicated to all participants quarterly and is used in calculating the liability of the Company based on intrinsic value.

dd.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statutory Statements of Income as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Income that differ from the federal statutory tax rate.

3.	New accounting standards

a.	Adoption of new accounting standards

In June 2010, the NAIC clarified its intent regarding the bifurcation of all realized gains and losses on sales of loan-backed and structured securities. This guidance requires a cash flow analysis at the date of sale to bifurcate the realized gain or loss between credit and noncredit. The credit portion is reported in the AVR and the noncredit portion is deferred and amortized to the IMR. This guidance was issued as a revision to Statement of Statutory Accounting Principles (SSAP) No. 43R, “Loan-backed and Structured Securities,” and was effective January 1, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

In October 2010, the NAIC modified the definitions of loan-backed and structured securities included in SSAP No. 43R. The revised definitions expand the requirement to include any securitized asset where the underlying cash flows are from all types of asset pools and not just those originating from either mortgages or securities. Regardless of the underlying collateral, each security structured through a special purpose entity, trust or LLC is expected to be reported as a SSAP No. 43R security, not as an issuer obligation under SSAP No. 26, “Bonds, excluding Loan-backed and Structured Securities.” This guidance was effective January 1, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In October 2010, the NAIC revised guidance pertaining to disclosure of withdrawal characteristics. These revisions expand the disclosure requirements for annuity actuarial reserves and deposit liabilities by withdrawal characteristics in accordance with the following categories: general account, separate account with guarantees, separate account nonguaranteed and the total. This guidance was issued as SSAP No. 51, “Life Contracts,” SSAP No. 52, “Deposit-Type Contracts” and SSAP No. 61, “Life, Deposit-Type and Accident and Health Reinsurance” and was effective January 1, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

In October 2010, the NAIC revised existing guidance pertaining to guarantees. These revisions require reporting entities to recognize, at the inception of a guarantee, a liability for the obligations it has undertaken in issuing the guarantee, even if the likelihood of having to make payments under the guarantee is remote. This includes related party guarantees, except when the transaction is considered an “unlimited guarantee,” such as a rating agency requirement to provide a commitment to support a subsidiary, or a guarantee made on behalf of a wholly owned subsidiary. New disclosures require a listing of all guarantees, the carrying amount of the liability, the maximum exposure and any recourse provisions. This guidance was issued as SSAP No. 5R, “Liabilities, Contingencies and Impairments of Assets,” and applies to all guarantees issued and outstanding as of December 31, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

In March 2011, the NAIC issued revisions to SSAP No. 100, “Fair Value Measurements,” which requires additional fair value disclosures. These additional disclosures include a disclosure of the fair value hierarchy of items that are disclosed with a fair value measurement but are not valued at fair value in the balance sheet. Also, for financial instruments carried at fair value, companies are required to disclose purchases, sales, issuances and settlements on a gross basis for fair value measurements categorized in Level 3 of the fair value hierarchy. These new requirements were effective January 1, 2012.

In November 2011, the NAIC issued SSAP No. 101, “Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.” This statement establishes statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. This statement supersedes SSAP No. 10, “Income Taxes” and SSAP No. 10R, “Income Taxes, A Temporary Replacement of SSAP No. 10,” which expired on December 31, 2011. SSAP No. 101, which was effective on January 1, 2012, has: 1) restricted the ability to use the 3 years/15 percent of surplus admission rule to those reporting entities that meet the modified Risk Based Capital (RBC) ratio (Ex-DTA RBC ratio) threshold, 2) changed the recognition threshold for recording tax contingency reserves from a probable liability standard to a more-likely-than-not liability standard, 3) required the disclosure of tax planning strategies that relate to reinsurance and, 4) required consideration of reversal patterns of DTAs and Deferred Tax Liabilities (DTLs) in determining the extent to which DTLs could offset DTAs on the balance sheet. There was no cumulative effect of adopting this standard.

In August 2012, the NAIC issued new guidance pertaining to share-based payments. This new standard provides statutory accounting guidance on transactions in which an entity awards employees in share-based payments. It requires entities to measure share-based payments in the financial statements using a fair value-based measurement objective and recognize the compensation costs as employee services are consumed. It substantially adopts the stock compensation guidance in U.S. GAAP under Accounting Standards Codification (ASC) Topic 718, Stock Compensation, which the Company has applied to its accounting for the phantom stock appreciation rights and phantom restricted stock since 2008. This guidance was issued as SSAP No. 104, “Share-Based Payments – Revised,” which supersedes SSAP No. 13, “Stock Options and Stock Purchase Plans,” and it is effective prospectively for years beginning on January 1, 2013, although early adoption is permitted for December 31, 2012 financial statements. The Company early adopted this standard in 2012 and the adoption had no impact on the financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Future adoption of new accounting standards

In March 2012, the NAIC issued SSAP No. 102 “Accounting for Pensions, Replacement of SSAP No. 89”. Under this SSAP, the statutory accounting standards will be similar to U.S. GAAP accounting standards. This SSAP will require the Pension liability to include the unfunded projected benefit obligation, including non-vested participants if any. The adoption of this SSAP is expected to create an additional pension liability of approximately $43 million. This new requirement is effective January 1, 2013. Upon adoption, the Company will immediately record an additional liability of $8 million and the remaining $35 million (transition) liability will be deferred and recognized over a period up to 10 years.

In March 2012, the NAIC issued SSAP No. 92, “Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14.” Under this SSAP, participants not yet eligible to retire will also be included in the accumulated postretirement benefit obligation. The accumulated postretirement benefit obligation is already recorded on a U.S. GAAP basis on the books of MMHLLC, a subsidiary of the Company. The U.S. GAAP equity of this subsidiary is included in admitted assets of the Company for statutory purposes. Therefore, there will be no impact from the adoption of this SSAP besides disclosure. This new requirement is effective January 1, 2013.

In March 2012, the NAIC issued SSAP No. 103, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” This SSAP will supersede SSAP No. 91R, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. The change to SSAP No. 91R incorporates the U.S. GAAP guidance of the Financial Accounting Standards Board (FASB) Statement No. 166, “Accounting for Transfers and Servicing of Financial Assets, an amendment of FASB Statement No. 140,” and Accounting Standards Update (ASU) No. 2011-03, “Transfers and Servicing (Topic 860), Reconsideration of Effective Control for Repurchase Agreements,” with modifications to conform the guidance to statutory accounting concepts. These modifications are primarily related to concepts that are not applicable or consistent with statutory accounting (e.g., rejection of U.S. GAAP consideration for consolidated affiliates, references to U.S. GAAP standards, methods, references and guidance not adopted for/applicable to statutory accounting). The Company is required to adopt the guidance prospectively as of January 1, 2013. Early adoption is not permitted. Adoption of this guidance is not expected to have a significant impact on the Company’s financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

		December 31, 2012

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

		(In Millions)

U.S. government and agencies	$7,654	$1,148	$6	$8,796
All other governments	126	38	-	164
States, territories and possessions	1,449	192	-	1,641
Special revenue	3,983	964	2	4,945
Industrial and miscellaneous	38,419	4,003	223	42,199
Parent, subsidiaries and affiliates	5,260	325	112	5,473

Total	$56,891	$6,670	$343	$63,218

Note: The unrealized losses exclude $16 million of losses embedded in the carrying value, which include $11 million from NAIC Category 6 bonds and $5 million from RMBS and CMBS whose ratings were obtained from outside modelers.

		December 31, 2011

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

		(In Millions)

U.S. government and agencies	$9,177	$1,821	$-	$10,998
All other governments	112	36	-	148
States, territories and possessions	1,281	131	3	1,409
Special revenue	2,341	349	1	2,689
Industrial and miscellaneous	35,558	2,950	930	37,578
Parent, subsidiaries and affiliates	4,995	248	213	5,030

Total	$53,464	$5,535	$1,147	$57,852

Note: The unrealized losses exclude $31 million of losses embedded in the carrying value, which include $25 million from NAIC Category 6 bonds and $6 million from RMBS and CMBS whose ratings were obtained from outside modelers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS as of December 31, 2012 and 2011.

		December 31,
		2012		2011

NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total

		($ In Millions)

1	Aaa/Aa/ A	$34,375	61%	$33,712	63%
2	Baa	18,918	33	16,395	31
3	Ba	1,685	3	1,599	3
4	B	1,110	2	915	2
5	Caa and lower	679	1	718	1
6	In or near default	124	-	125	-

	Total	$56,891	100%	$53,464	100%

The following sets forth RMBS and CMBS subject to modeling as of December 31, 2012 and 2011 after reflection of the mandated adjustment to NAIC designation from future loss modeling performed by outside modelers:

December 31,
	2012				2011

	RMBS		CMBS		RMBS		CMBS

NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total

	($ In Millions)

1	$1,856	97%	$2,775	100%	$2,132	84%	$2,895	100%
2	22	1	-	-	122	5	6	-
3	21	1	8	-	121	5	8	-
4	15	1	8	-	137	5	9	-
5	6	-	-	-	16	1	4	-
6	-	-	-	-	2	-	-	-

	$1,920	100%	$2,791	100%	$2,530	100%	$2,922	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the carrying value and fair value of bonds as of December 31, 2012 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities not due on a single maturity date are included as of the final maturity date.

	Carrying Value	Fair Value

	(In Millions)

Due in one year or less	$2,057	$2,043
Due after one year through five years	14,096	15,152
Due after five years through ten years	18,674	20,901
Due after 10 years	22,064	25,122

Total	$56,891	$63,218

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Proceeds from sales	$5,104	$8,981	$8,602
Gross realized capital gains from sales	292	436	257
Gross realized capital losses from sales	(38)	(152)	(163)

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2012 and 2011:

	December 31, 2012

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

			($ In Millions)

U.S. government and agencies	$1,287	$6	2	$-	$-	-
States, territories and possessions	56	1	6	-	-	-
Special revenue	52	1	63	9	2	68
Industrial and miscellaneous	2,243	56	248	2,695	174	522
Parent, subsidiaries and affiliates	14	5	4	769	114	17

Total	$3,652	$69	323	$3,473	$290	607

Note: The unrealized losses include $16 million of losses embedded in the carrying value, which include $11 million from NAIC Category 6 bonds and $5 million from RMBS and CMBS whose ratings were obtained from outside modelers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2011

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

			($ In Millions)

States, territories and possessions	$67	$1	6	$32	$2	1
Special revenue	28	1	79	-	-	-
Industrial and miscellaneous	4,524	199	629	3,573	750	756
Parent, subsidiaries and affiliates	2,010	74	25	500	151	18

Total	$6,629	$275	739	$4,105	$903	775

Note: The unrealized losses include $31 million of losses embedded in the carrying value, which include $25 million from NAIC Category 6 bonds and $6 million from RMBS and CMBS whose ratings were obtained from outside modelers.

Based on the Company’s policies, as of December 31, 2012 and 2011, the Company has not deemed these unrealized losses to be other than temporary because the carrying value of the investments is expected to be realized based on the Company’s analysis of fair value or, for loan-backed and structured securities, based on present value of cash flows, and the Company has the ability and intent not to sell these investments until recovery, which may be maturity.

As of December 31, 2012, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $2,270 million. Securities in an unrealized loss position for less than 12 months had a fair value of $237 million and unrealized losses of $5 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $2,033 million and unrealized losses of $166 million. These securities were primarily categorized as industrial and miscellaneous and parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2012 or 2011 that were reacquired within 30 days of the sale date.

The Company had assets which were on deposit with government authorities or trustees as required by law in the amount of $70 million and $71 million as of December 31, 2012 and 2011, respectively.

Residential mortgage-backed exposure

RMBS are included in the U.S. government, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2012 and 2011, RMBS had a total carrying value of $2,981 million and $3,886 million and a fair value of $3,217 million and $3,648 million, of which approximately 38% and 40%, based on carry value, was classified as Alt-A, respectively. As of December 31, 2012 and 2011, Alt-A and subprime RMBS had a total carrying value of $1,669 million and $2,257 million and a fair value of $1,718 million and $1,808 million, respectively.

During the year ended December 31, 2012, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2012 and 2011, total leveraged loans and leveraged loan CDOs had a carrying value of $5,504 million and $5,483 million and a fair value of $5,633 million and $5,355 million, of which approximately 84% and 90%, based on carrying value, were domestic leveraged loans and CDOs, respectively.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance, and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $2,882 million and fair value of $3,150 million as of December 31, 2012 and a carrying value of $3,053 million and fair value of $3,220 million as of December 31, 2011.

b.	Preferred stocks

The Company held preferred stocks with carrying values of $336 million and fair values of $358 million as of December 31, 2012 and carrying values of $323 million and fair values of $310 million as of December 31, 2011.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $266 million as of December 31, 2012 and $254 million as of December 31, 2011.

c.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,

	2012	2011

	(In Millions)

Adjusted cost basis	$769	$542
Gross unrealized gains	104	73
Gross unrealized losses	(39)	(39)

Carrying value	$834	$576

As of December 31, 2012, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $443 million in 237 issuers. These holdings were in an unrealized loss position of $39 million, $31 million of which were in an unrealized loss position more than 12 months. As of December 31, 2011, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $273 million in 333 issuers. These holdings were in an unrealized loss position of $39 million, $3 million of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process discussed in Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2012 or 2011.

The Company held common stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $235 million as of December 31, 2012 and $223 million as of December 31, 2011.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Common stocks - subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life, a subsidiary which primarily provides fixed and variable annuities and universal life insurance business, and MML Bay State, a subsidiary of C.M. Life which primarily provides variable life and bank-owned life insurance business.

Summarized below is combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for Years Ended
	December 31,
	2012	2011	2010

	(In Billions)

Total revenue	$0.9	$0.9	$1.0
Net income	0.1	0.1	0.1
Assets	13.1	12.8	12.8
Liabilities	11.9	11.7	11.8
Stockholder’s equity	1.2	1.1	1.0

MMHLLC is the parent of subsidiaries that include OppenheimerFunds, Inc. (OFI), Babson Capital Management LLC (Babson Capital), Baring Asset Management Limited (Baring) and its investment in international life insurance operations in Japan and Hong Kong; these subsidiaries deal in markets that include retail and institutional asset management entities, registered broker dealers, and international life and annuity operations.

Summarized below is U.S. GAAP financial information for MMHLLC:

	As of and for Years Ended
	December 31,
	2012	2011	2010

	(In Billions)

Total revenue	$6.2	$4.9	$6.2
Net income (loss)	0.2	0.3	(0.3)
Assets	53.5	50.7	50.9
Liabilities	43.6	42.4	43.1
Equity	9.9	8.3	7.8

The U.S. GAAP equity values in the preceding table consist of MMHLLC statutory carrying values of $4,271 million and $3,413 million as of December 31, 2012 and 2011, respectively, plus the carrying value of MMHLLC that is nonadmitted under statutory accounting principles. The current fair value of MMHLLC remains significantly greater than its statutory carrying amount.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, its subsidiary HarbourView Asset Management Corporation (HVAMC) and AAArdvark IV Funding Limited (AAArdvark IV) in connection with the investment made by TSL (USA) Inc., an affiliate of National Australia Bank Limited, in AAArdvark IV. The complaint alleges breach of contract, breach of the covenant of good faith and fair dealing, gross negligence, unjust enrichment and conversion. The complaint seeks compensatory and punitive damages, along with attorney fees. The court has dismissed certain equitable claims against OFI and HVAMC, leaving only the claims for breach of contract. Plaintiffs filed an amended complaint with additional contractual claims. In October 2011, defendants moved to dismiss the complaint to the extent it seeks damages in the form of a return of the plaintiffs’ full principal

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

investment. In December 2011, plaintiffs filed a motion for partial summary judgment. In January 2012, the court granted in part defendant’s motion to dismiss and denied plaintiffs’ motion for partial summary judgment. In April 2012, plaintiffs filed a motion for leave to file a third amended complaint, which would add a fraud claim and additional allegations in support of plaintiffs’ contract claims. In August 2012, plaintiffs and defendants separately filed motions for partial summary judgment which were argued in October 2012. OFI believes it has substantial defenses to the remaining claims and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from these claims.

On July 15, 2011, a lawsuit was filed in New York State Supreme Court against OFI, HVAMC and AAArdvark I Funding Limited (AAArdvark I), in connection with investments made by TSL (USA) Inc. and other investors in AAArdvark I. The complaint alleges breach of contract against each of the defendants and seeks compensatory damages and costs and disbursements, including attorney fees. In October 2011, defendants moved to dismiss the complaint to the extent it seeks damages in the form of a return of the plaintiffs’ full principal investment. In January 2012, the court granted in part defendant’s motion to dismiss. OFI believes it has substantial defenses to the remaining claims and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from these claims.

On November 9, 2011, a lawsuit was filed in New York State Supreme Court against OFI, HVAMC and AAArdvark XS Funding Limited (AAArdvark XS) in connection with the investment made by Scaldis Capital Limited, predecessor in interest to plaintiff Royal Park Investments SA/NV, in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages and an award of attorney fees and litigation expenses. OFI believes it has substantial defenses and will vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from these claims.

Beyond these matters, MMHLLC’s subsidiaries are involved in litigation and investigations arising in the ordinary course of the subsidiaries’ businesses. Although the Company is not aware of any actions or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, because of the uncertainties involved with some of these matters, future revisions to the estimates of the potential liability could materially affect the Company’s financial position.

Historically, the Company has reinvested a substantial portion of its unrestricted earnings in its international insurance subsidiaries’ operations. In 2010, the Company sold its interests in its indirect Taiwan subsidiary, MassMutual Mercuries Life Insurance Company. This sale resulted in a $119 million increase to the statutory value of MMHLLC.

The Company received $25 million, $250 million and $225 million of cash dividends, recorded in net investment income, from MMHLLC in 2012, 2011 and 2010, respectively.

In 2012, the Company contributed capital of $75 million to MSC Holding Company, LLC, a wholly owned subsidiary of the Company. In 2011, the Company contributed capital of $250 million to MMHLLC. In 2010, the Company did not contribute capital to its subsidiaries, including MMHLLC.

The Company held debt issued by MMHLLC that amounted to $1,993 million as of December 31, 2012 and 2011. On March 25, 2010, the Company and MMHLLC completed an equity for debt swap. MMHLLC swapped $500 million of the Company’s contributed capital for $500 million of additional notes payable to the Company. No cash was distributed by MMHLLC. The Company recorded interest income on MMHLLC debt of $117 million, $118 million and $113 million in 2012, 2011 and 2010, respectively.

The Company held common stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $23 million as of December 31, 2012 and $8 million as of December 31, 2011.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For the domestic life insurance subsidiaries, substantially all of their statutory shareholder’s equity of approximately $961 million as of December 31, 2012 was subject to dividend restrictions imposed by various state regulations.

e.	Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of commercial real estate properties throughout the U.S. and Canada. The Company holds commercial mortgage loans for which it is the primary lender and mezzanine loans for which the Company is a secondary lender for commercial properties in development. These loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans are seasoned pools of homogeneous residential mortgage loans substantially backed by FHA and VA guarantees. The Company does not originate any residential mortgages but invests in seasoned residential mortgage loan pools that may contain mortgages of subprime credit quality. As of December 31, 2012 and 2011, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant concentrations in any particular geographic region of the country for the years ended December 31, 2012 and 2011.

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2012		2011
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Commercial mortgage loans:
Primary lender	$11,777	$12,112	$10,199	$10,463
Mezzanine loans	35	35	41	44

Total commercial mortgage loans	11,812	12,147	10,240	10,507

Residential mortgage loans:
FHA insured and VA guaranteed	2,130	2,147	2,139	2,126
Other residential loans	15	15	19	19

Total residential mortgage loans	2,145	2,162	2,158	2,145

Total mortgage loans	$13,957	$14,309	$12,398	$12,652

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2012, scheduled mortgage loan maturities, net of valuation allowances, for commercial and residential loans were as follows (in millions):

2013	$986
2014	756
2015	977
2016	2,135
2017	1,660
Thereafter	5,298

Commercial mortgage loans	11,812
Residential mortgage loans	2,145

Total	$13,957

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio categorized by what it believes is the equivalent rating agency designation (classification of prior year amounts has been adjusted to conform with the Company's current year translation method):

	December 31, 2012
	AAA/AA/A	BBB	BB	B	CCC and Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$4,637	$4,987	$1,076	$820	$257	$11,777
Mezzanine loans	-	-	22	-	13	35

Total commercial mortgage loans	4,637	4,987	1,098	820	270	11,812

Residential mortgage loans:
FHA insured and VA guaranteed	2,130	-	-	-	-	2,130
Other residential loans	15	-	-	-	-	15

Total residential mortgage loans	2,145	-	-	-	-	2,145

Total mortgage loans	$6,782	$4,987	$1,098	$820	$270	$13,957

	December 31, 2011
	AAA/AA/A	BBB	BB	B	CCC and Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$3,377	$4,321	$1,503	$978	$20	$10,199
Mezzanine loans	-	-	-	28	13	41

Total commercial mortgage loans	3,377	4,321	1,503	1,006	33	10,240

Residential mortgage loans:
FHA insured and VA guaranteed	2,139	-	-	-	-	2,139
Other residential loans	19	-	-	-	-	19

Total residential mortgage loans	2,158	-	-	-	-	2,158

Total mortgage loans	$5,535	$4,321	$1,503	$1,006	$33	$12,398

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2012
	Less than 80%	81% to 95%	Above 95%	Total	% of Total
	($ In Millions)

Office	$4,189	$230	$122	$4,541	39%
Apartments	2,419	82	105	2,606	22
Industrial and other	1,719	695	5	2,419	20
Retail	1,123	29	248	1,400	12
Hotels	816	11	19	846	7

Total	$10,266	$1,047	$499	$11,812	100%

	December 31, 2011
	Less than 80%	81% to 95%	Above 95%	Total	% of Total
	($ In Millions)

Office	$3,288	$429	$84	$3,801	38%
Apartments	2,347	224	123	2,694	26
Industrial and other	1,142	705	125	1,972	19
Retail	886	30	248	1,164	11
Hotels	590	-	19	609	6

Total	$8,253	$1,388	$599	$10,240	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2012
	Carrying Value	Average Loan-to-Value Ratio
	($ In Millions)

California	$2,766	63%
Texas	1,401	64%
Illinois	960	68%
Massachusetts	951	60%
New York	908	54%
District of Columbia	698	49%
All other states	3,664	61%
Canada	340	58%
United Kingdom	124	48%

Total commercial mortgage loans	$11,812	61%

Note: All other states consists of 34 states, with no individual state exposure exceeding $450 million.

	December 31, 2011
	Carrying Value	Average Loan-to-Value Ratio
	($ In Millions)

California	$ 2,385	69%
Texas	1,299	64%
Illinois	888	70%
Massachusetts	721	62%
New York	719	52%
District of Columbia	437	66%
All other states	3,222	62%
Canada	569	69%

Total commercial mortgage loans	$ 10,240	65%

Note: All other states consists of 32 states, with no individual state exposure exceeding $400 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loan interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	December 31,
	2012			2011
	Low	High	Weighted Average	Low	High	Weighted Average

Commercial mortgage loans	1.2%	10.5%	5.0%	0.9%	9.8%	5.4%
Residential mortgage loans	2.6%	12.8%	5.8%	3.0%	12.9%	5.9%
Mezzanine mortgage loans	8.5%	17.0%	10.1%	8.5%	18.0%	11.9%

Mortgage loan interest rates, including fixed and variable, on new issues were:

	Years Ended December 31,
	2012			2011
	Low	High	Weighted Average	Low	High	Weighted Average

Commercial mortgage loans	3.3%	7.2%	4.2%	3.5%	7.5%	4.7%
Residential mortgage loans	5.1%	5.7%	5.1%	5.1%	6.2%	5.3%
Mezzanine mortgage loans	-%	-%	-%	8.5%	8.5%	8.5%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 93.0% as of December 31, 2012 and 2011. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 93.0% as of December 31, 2012 and 97.0% as of December 31, 2011.

The following presents a summary of the Company’s impaired mortgage loans:

	December 31, 2012
	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income
	(In Millions)
With allowance recorded:
Commercial mortgage loans:
Primary lender	$53	$53	$68	$(5)	$5
Mezzanine loans	2	1	11	(9)	-

Total	55	54	79	(14)	5

With no allowance recorded:
Commercial mortgage loans:
Mezzanine loans	-	-	13	-	-

Total impaired commercial mortgage loans	$55	$54	$92	$(14)	$5

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2011

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

With allowance recorded:
Commercial mortgage loans:
Primary lender	$84	$93	$103	$(19)	$7
Mezzanine loans	1	3	29	(27)	-

Total	85	96	132	(46)	7

With no allowance recorded:
Commercial mortgage loans:
Mezzanine loans	5	12	39	-	-

Total impaired commercial mortgage loans	$90	$108	$171	$(46)	$7

	December 31, 2010

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

With allowance recorded:
Commercial mortgage loans:
Primary lender	$533	$539	$606	$(71)	$34
Mezzanine loans	25	27	85	(59)	2

Total	558	566	691	(130)	36

With no allowance recorded:
Commercial mortgage loans:
Mezzanine loans	-	-	18	-	-

Total impaired commercial mortgage loans	$558	$566	$709	$(130)	$36

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the valuation allowance recorded for the Company’s mortgage loans:

	Years Ended December 31,
	2012			2011			2010

	Commercial

	Primary Lender	Mezzanine	Total	Primary Lender	Mezzanine	Total	Primary Lender	Mezzanine	Total

	(In Millions)

Beginning balance	$(19)	$(27)	$(46)	$(71)	$(59)	$(130)	$(117)	$(56)	$(173)
Additions	-	-	-	(19)	(10)	(29)	(28)	(9)	(37)
Decreases	3	5	8	50	1	51	30	6	36
Write-downs	11	13	24	21	41	62	44	-	44

Ending balance	$(5)	$(9)	$(14)	$(19)	$(27)	$(46)	$(71)	$(59)	$(130)

As of December 31, 2012, the Company did not hold any past due commercial or residential mortgage loans. The carrying value of commercial mezzanine loans for which the Company has suspended interest accruals was $13 million as of December 31, 2012 and $32 million as of December 31, 2011. The Company did not have any mortgage loans with interest more than 180 days past due as of December 31, 2012, 2011 or 2010. The Company had one restructured commercial mortgage loan with a total carrying value of less than $1 million as of December 31, 2012 and 2011. There were no restructured residential mortgage loans as of December 31, 2012 or 2011.

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2012	2011

	(In Millions)

Held for the production of income	$2,214	$2,221
Accumulated depreciation	(968)	(887)
Encumbrances	(213)	(256)

Held for the production of income, net	1,033	1,078

Held for sale	-	9

Occupied by the Company	233	227
Accumulated depreciation	(133)	(122)

Occupied by the Company, net	100	105

Total real estate	$1,133	$1,192

The Company invests in real estate as part of its diversified investment strategy. Properties are acquired and managed for net income growth and increasing value. Upon management’s approval for the sale of a property it is classified as held for sale.

As of December 31, 2012 and 2011, the carrying value of nonincome producing real estate was less than $1 million and was comprised of two land parcels.

Depreciation expense on real estate was $98 million for the year ended December 31, 2012, $97 million for the year ended December 31, 2011, and $93 million for the year ended December 31, 2010.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, by annual statement category are:

	December 31,
	2012	2011

	(In Millions)

Common stocks	$2,906	$2,664
Real estate	1,600	1,333
Fixed maturities/preferred stock	1,482	1,103
Mortgage loans	277	297
LIHTC	219	187
Other	54	58

Total	$6,538	$5,642

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2012 or 2011 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review.

h.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Bonds	$2,854	$2,763	$2,599
Preferred stocks	14	11	5
Common stocks - subsidiaries and affiliates	29	254	236
Common stocks - unaffiliated	33	14	11
Mortgage loans	720	668	629
Policy loans	670	655	654
Real estate	190	179	158
Partnerships and LLCs	550	412	364
Derivatives	207	138	134
Cash, cash equivalents and short-term investments	12	9	5
Other	3	4	2

Subtotal investment income	5,282	5,107	4,797
Amortization of the IMR	130	113	67
Net (losses) from separate accounts	-	-	(1)
Investment expenses	(484)	(437)	(438)

Net investment income	$4,928	$4,783	$4,425

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Net realized capital gains (losses)

Net realized capital gains (losses) including OTTI were comprised of the following:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Bonds	$106	$123	$(84)
Preferred stocks	11	-	8
Common stocks - subsidiaries and affiliates	63	18	4
Common stocks - unaffiliated	13	21	17
Mortgage loans	22	(61)	(38)
Real estate	21	30	65
Partnerships and LLCs	(40)	(27)	(36)
Derivatives and other	(72)	460	(20)

Net realized capital gains (losses) before federal and state taxes and deferral to the IMR	124	564	(84)
Net federal and state tax benefit (expense)	293	(174)	(18)

Net realized capital gains (losses) before deferral to the IMR	417	390	(102)
Net after tax gains deferred to the IMR	(308)	(589)	(135)

Net realized capital gains (losses)	$109	$(199)	$(237)

Portions of realized capital gains (losses), deemed to be interest related, were deferred into the IMR. The IMR liability balance was $690 million as of December 31, 2012 and $546 million as of December 31, 2011 and was included in other liabilities on the Statutory Statements of Financial Position.

Refer to Note 2v. “Interest maintenance reserve” for information on the Company’s policy for IMR.

OTTI, which are included in the net realized capital gains (losses) above, consisted of the following:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Bonds	$(148)	$(161)	$(178)
Common stocks	(4)	(3)	(2)
Mortgage loans	(23)	(64)	(33)
Partnerships and LLCs	(97)	(54)	(88)

Total OTTI	$(272)	$(282)	$(301)

For the years ended December 31, 2012, 2011 and 2010, the Company recognized $98 million, $138 million and $152 million, respectively, of OTTI on structured and loan backed securities primarily due to the present value of expected cash flows being less than the amortized cost.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the year ended December 31, 2012, 64% of the $148 million of bond OTTI were determined using internally developed models. For the year ended December 31, 2011, 86% of the $161 million of bond OTTI were determined using internally developed models. For the year ended December 31, 2010, 85% of the $178 million of bond OTTI were determined using internally developed models.

The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2bb. "Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)" for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 22. "Impairment listing for loan-backed and structured securities" for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

j.	Securities sold under agreements to repurchase

The Company had securities sold under agreements to repurchase with carrying values of $3,822 million as of December 31, 2012 and $3,580 million as of December 31, 2011. As of December 31, 2012, the maturities of these agreements ranged from January 2, 2013 through January 4, 2013 and the interest rates ranged from 0.2% to 0.3%. The outstanding amounts were collateralized by bonds with a fair value of $3,868 million as of December 31, 2012 and $3,717 million as of December 31, 2011.

k.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the actual instrument or when the simulated instruments are unavailable. Synthetic assets can be created either to hedge and reduce the Company’s credit exposure or to create an investment in a particular asset. The Company held synthetic assets with a net notional amount of $2,745 million as of December 31, 2012 and $2,224 million as of December 31, 2011. Of this amount, $1,469 million as of December 31, 2012 and $190 million as of December 31, 2011, were considered replicated asset transactions as defined under statutory accounting principles as the pairing of a long derivative contract with a cash instrument held. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by accounting rules, the Company intentionally has not applied hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Credit default swaps involve a transfer of the credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit default swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. A credit default swap transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap at a future date. The Company purchases these options to protect against undesirable financial effects resulting from interest rate exposures that exist in its assets and/or liabilities.

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. Interest rate floor agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss as interest rates rise. These derivative instruments are used to reduce the duration risk of fixed maturity investments to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in RBC calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio is comprised mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for GMDBs and VAGLBs.

The Company utilizes certain other agreements including forward contracts and financial futures to reduce exposures to various risks. Forward contracts and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange is agreed upon at the time of the contract. The Company also uses “to be announced” forward contracts (TBAs) to participate in the investment return on mortgage-backed securities. The Company believes that TBAs can provide a more liquid and cost effective method of participating in the investment return on mortgage-backed securities than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. To minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long-term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters agreements with counterparties that allow for contracts in a positive position, in which the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. Collateral pledged by the counterparties was $2,257 million as of December 31, 2012 and $2,795 million as of December 31, 2011. In the event of default the full market value exposure at risk in a net gain position, net of offsets and collateral, was $30 million as of December 31, 2012 and $95 million as of December 31, 2011. The amount at risk using NAIC prescribed rules was $110 million as of December 31, 2012 and $121 million as of December 31, 2011. The Company regularly monitors counterparty credit ratings and exposures, derivative positions and valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

If amounts are due from the counterparty, they are reported as an asset. If amounts are due to the counterparty, they are reported as a liability. Negative values in the carrying value of a particular derivative category can result from the counterparty’s right to offset carrying value positions in the other derivative categories.

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2012

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$2,403	$104,023	$156	$8,993
Options	305	9,583	(4)	43
Currency swaps	121	1,327	50	575
Forward contracts	16	3,199	-	249
Credit default swaps	13	1,164	-	35
Financial futures - long positions	-	2,270	-	-
Financial futures - short positions	-	352	-	-

Total	$2,858	$121,918	$202	$9,895

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2011

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$2,606	$96,739	$147	$8,264
Options	501	5,467	(47)	300
Currency swaps	138	901	80	813
Forward contracts	48	3,940	(1)	63
Credit default swaps	37	1,275	(1)	35
Financial futures - long positions	-	1,661	-	-
Financial futures - short positions	-	1,276	-	-

Total	$3,330	$111,259	$178	$9,475

In most cases, the notional amounts are not a measure of the Company’s credit exposure. The exceptions to this rule are mortgage-backed forwards and credit default swaps that sell protection. In the event of default, the Company is fully exposed to the notional amounts of $2,745 million as of December 31, 2012 and $2,224 million as of December 31, 2011. Collateral is exchanged for all derivative types except mortgage-backed forwards. For all other contracts, the amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indices.

The weighted average fair value of outstanding derivative financial instrument assets was $3,035 million for the year ended December 31, 2012 and was $2,717 million for the year ended December 31, 2011. The weighted average fair value of outstanding derivative financial instrument liabilities was $183 million for the year ended December 31, 2012 and was $177 million for the year ended December 31, 2011.

The following represents the Company’s gross notional interest rate swap positions:

	December 31,
	2012	2011

	(In Millions)

Open interest rate swaps in a fixed pay position	$60,608	$57,962
Open interest rate swaps in a fixed receive position	50,408	44,503
Other interest related swaps	2,000	2,538

Total interest rate swaps	$113,016	$105,003

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	December 31,
	2012		2011

	Net Realized Gains (Losses) Closed Contracts	Change In Net Unrealized Gains (Losses) Open Contracts	Net Realized Gains (Losses) Closed Contracts	Change In Net Unrealized Gains (Losses) Open Contracts

		(In Millions)

Interest rate swaps	$(58)	$(212)	$1	$549
Currency swaps	(41)	13	(3)	35
Options	17	(309)	(85)	320
Credit default swaps	4	(28)	4	11
Forward contracts	131	(32)	117	28
Financial futures - long positions	106	-	709	-
Financial futures - short positions	(226)	-	(285)	-

Total	$(67)	$(568)	$458	$943

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2012					December 31, 2011

	Carrying Value	Fair Value	Level 1	Level 2	Level 3	Carrying Value	Fair Value

	(In Millions)					(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$7,654	$8,796	$-	$8,783	$13	$9,177	$10,998
All other governments	126	164	-	133	31	112	148
States, territories and possessions	1,449	1,641	-	1,641	-	1,281	1,409
Special revenue	3,983	4,945	-	4,945	-	2,341	2,689
Industrial and miscellaneous	38,419	42,199	-	26,930	15,269	35,558	37,578
Parent, subsidiaries and affiliates	5,260	5,473	-	1,433	4,040	4,995	5,030
Preferred stocks	336	358	-	73	285	323	310
Common stock - unaffiliated	834	834	620	59	155	576	576
Common stock - affiliated(1)	543	543	-	363	180	639	639
Mortgage loans - commercial	11,812	12,147	-	-	12,147	10,240	10,507
Mortgage loans - residential	2,145	2,162	-	-	2,162	2,158	2,145
Cash, cash equivalents and short-term investments	2,816	2,816	729	2,087	-	1,631	1,631
Separate account assets	52,340	52,340	35,306	16,524	510	41,532	41,532
Derivatives:
Interest rate swaps	2,403	2,382	-	2,382	-	2,606	2,606
Options	305	305	-	305	-	501	501
Currency swaps	121	121	-	121	-	138	138
Forward contracts	16	16	-	16	-	48	48
Credit default swaps	13	13	-	13	-	37	37
Financial liabilities:
Commercial paper	250	250	-	250	-	250	250
Securities sold under agreements to repurchase	3,822	3,822	-	3,822	-	3,580	3,580
Funding agreements	4,054	4,154	-	-	4,154	3,344	3,457
Investment-type insurance contracts:
Group annuity investment contracts	7,606	8,783	-	-	8,783	7,315	7,915
Individual annuity investment contracts	5,154	6,129	-	-	6,129	4,803	5,228
Supplementary investment contracts	1,020	1,021	-	-	1,021	990	991
Derivatives:
Interest rate swaps	156	157	-	157	-	147	147
Options	(4)	(4)	-	(4)	-	(47)	(47)
Currency swaps	50	50	-	50	-	80	80
Forward contracts	-	-	-	-	-	(1)	(1)
Credit default swaps	-	-	-	-	-	(1)	(1)
(1)Common stock - affiliated does not include MMHLLC (which had a statutory carrying value of $4,271 million as of December 31, 2012 and $3,413 million as of December 31, 2011) and C.M. Life Insurance Company (which had a statutory carrying value of $961 million as of December 31, 2012 and $ 930 million as of December 31, 2011).

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quotable prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-Bank Offered Rate (LIBOR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company has established and maintains policies and guidelines that govern its valuation methodologies and their consistent application. These policies and guidelines address the use of inputs, price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators for reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Annually, the Company reviews the primary pricing vendors to validate that the inputs used in that vendor’s pricing process are deemed to be market observable as defined above. While the Company was not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes. In addition, the Company and its pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the applicable measurement date (exit prices) and are classified appropriately in the hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities and mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

The fair value for investment-type insurance contracts and funding agreements is determined as follows:

The fair value of group annuity investment contracts is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay's Aggregate Bond Index and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity investment and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, guaranteed investment contracts, funding agreements, and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company's asset-liability management analysis.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value hierarchy

The following presents the Company’s fair value hierarchy for financial instruments that are carried at fair value:

	December 31, 2012

	Level 1	Level 2	Level 3	Netting(1)	Total

	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$-	$14	$12	$-	$26
Parent, subsidiaries and affiliates	-	3	-	-	3
Common stock - unaffiliated	620	59	155	-	834
Common stock - affiliated(2)	-	363	180	-	543
Cash equivalents and short-term investments(3)	-	2,087	-	-	2,087
Separate account assets	35,306	16,524	510	-	52,340
Derivatives:
Interest rate swaps	-	8,360	-	(5,957)	2,403
Options	-	342	-	(37)	305
Currency swaps	-	163	-	(42)	121
Forward contracts	-	45	-	(29)	16
Credit default swaps	-	21	-	(8)	13

Total financial assets carried at fair value	$35,926	$27,981	$857	$(6,073)	$58,691

Financial liabilities:
Securities sold under agreement to repurchase	$-	$3,822	$-	$-	$3,822
Derivatives:
Interest rate swaps	-	6,113	-	(5,957)	156
Options	-	33	-	(37)	(4)
Currency swaps	-	92	-	(42)	50
Forward contracts	-	29	-	(29)	-
Credit default swaps	-	8	-	(8)	-

Total financial liabilities carried at fair value	$-	$10,097	$-	$(6,073)	$4,024

(1)Netting adjustments represent offsetting positions that may exist under a master netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.

(2)Common stock – affiliated does not include MMHLLC (which had a statutory carrying value of $4,271 million as of December 31, 2012) and C.M. Life Insurance Company (which had a statutory carrying value of $961 million as of December 31, 2012).

(3)Does not include cash of $729 million.

For the year ended December 31, 2012, there were no significant transfers between Level 1 and Level 2.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2011

	Level 1	Level 2	Level 3	Netting(1)	Total

	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$-	$22	$16	$-	$38
Common stock - unaffiliated	350	60	166	-	576
Common stock - affiliated(2)	-	334	305	-	639
Cash equivalents and short-term investments(3)	-	1,342	-	-	1,342
Separate account assets(4)	31,767	9,118	396	-	41,281
Derivatives:
Interest rate swaps	-	8,274	-	(5,668)	2,606
Options	-	584	-	(83)	501
Currency swaps	-	168	-	(30)	138
Forward contracts	-	69	-	(21)	48
Credit default swaps	-	46	-	(9)	37

Total financial assets carried at fair value	$32,117	$20,017	$883	$(5,811)	$47,206

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$5,815	$-	$(5,668)	$147
Options	-	36	-	(83)	(47)
Currency swaps	-	110	-	(30)	80
Forward contracts	-	20	-	(21)	(1)
Credit default swaps	-	8	-	(9)	(1)

Total financial liabilities carried at fair value	$-	$5,989	$-	$(5,811)	$178

(1)Netting adjustments represent offsetting positions that may exist under a master netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.

(2)Common stock – affiliated does not include MMHLLC which had a statutory carrying value of $3,413 million and C.M. Life which had a statutory carrying value of $930 million.

(3)Does not include cash of $289 million.

(4)$251 million of market value separate account assets are not carried at fair value and, therefore, are not included in this table.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Valuation Techniques and Inputs

The Company determines the estimated fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Separate account assets - These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies), cash equivalents, short–term investments, and derivatives. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) - These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit–related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) - These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Cash equivalents, short-term investments and derivatives – The values are determined consistent with similar general account assets described below.

Derivative asset and derivative liabilities - These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily upon quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps (OIS) and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Cash equivalents and short–term investments - Cash equivalents and short–term investments consist of highly liquid investments and include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the cash equivalents and short–term investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

The following presents changes in the Company’s Level 3 assets that are carried at fair value:

	Year Ended December 31, 2012

					Total Level 3
	Bonds			Separate	Financial Assets
	Industrial and	Common Stock		Account	Carried at
	Miscellaneous	Unaffiliated	Affiliated	Assets	Fair Value

	(In Millions)

Balance as of January 1, 2012	$16	$166	$305	$396	$883
(Losses) gains in net income	(16)	8	26	37	55
Gains (losses) in surplus	5	(10)	10	-	5
Purchases	8	-	144	69	221
Issuances	16	-	-	-	16
Sales	(3)	(7)	(305)	(175)	(490)
Settlements(1)	(26)	(2)	-	92	64
Transfers in (2)	1	-	-	91	92
Other transfers (3)	11	-	-	-	11

Balance as of December 31, 2012	$12	$155	$180	$510	$857

(1)Real estate fair value is carried net of encumbrances on the Statements of Financial Position and the change in encumbrances are included in the settlements within separate account assets.

(2)This row identifies assets that are consistently carried at fair value but have had a level change. Generally transfers out of Level 3 occur when quoted prices are received in markets that have not been active, and therefore the assets are moved to Level 2. The separate account assets transferred into Level 3 were transferred from Level 2 due to a change in the pricing source.

(3)This row identifies assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but change in lower of cost or market carrying basis.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended December 31, 2011

	Bonds					Total Level 3
		Parent,			Separate	Financial Assets
	Industrial and	Subsidiaries	Common Stock		Account	Carried at
	Miscellaneous	and Affiliates	Unaffiliated	Affiliated	Assets	Fair Value

	(In Millions)

Balance as of January 1, 2011	$36	$20	$155	$69	$405	$685
(Losses) gains in net income	(7)	-	10	11	5	19
(Losses) in surplus	(4)	-	(13)	(18)	-	(35)
Purchases	-	-	52	295	31	378
Issuances	23	-	147	1	-	171
Sales	-	-	(6)	(48)	(137)	(191)
Settlements(1)	(38)	-	(154)	-	92	(100)
Transfers out(2)	-	-	(25)	(5)	-	(30)
Other transfers (3)	6	(20)	-	-	-	(14)

Balance as of December 31, 2011	$16	$-	$166	$305	$396	$883

(1)Real estate fair value is carried net of encumbrances on the Statements of Financial Position and the change in encumbrances is included in the settlements within separate account assets.

(2)This row identifies assets that are consistently carried at fair value but have had a level change. Generally transfers out of Level 3 occur when quoted prices are received in markets that have not been active, and therefore the assets are moved to Level 2.

(3)This row identifies assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but change in lower of cost or market carrying basis.

6.	Fixed assets

The Company’s admitted fixed assets, comprised of EDP equipment, were $25 million and $27 million, net of accumulated depreciation of $180 million and $164 million, as of December 31, 2012 and 2011, respectively. The depreciation expense on all fixed assets was $44 million, $30 million and $19 million as of December 31, 2012, 2011 and 2010, respectively.

7.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2012		2011

	Gross	Net	Gross	Net

	(In Millions)

Ordinary new business	$78	$26	$70	$25
Ordinary renewal	536	591	519	570
Group life	12	12	9	9

Total	$626	$629	$598	$604

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2q. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

8.	Surplus notes

The following summarizes the surplus notes issued and outstanding as of December 31, 2012:

Issue Date	Face Amount	Carrying Value	Interest Rate	Maturity Date

($ In Millions)

11/15/1993	$250	$250	7.625%	11/15/2023
03/01/1994	100	100	7.500%	03/01/2024
05/15/2003	250	249	5.625%	05/15/2033
06/01/2009	750	741	8.875%	06/01/2039
01/17/2012	400	399	5.375%	12/01/2041

Total	$1,750	$1,739

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Division. Surplus notes are included in surplus on the Statutory Statements of Financial Position.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023 and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003, 2009 or 2012. Scheduled interest on the notes issued in 1993 and 2003 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Scheduled interest on the note issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Scheduled interest on the notes issued in 2009 and 2012 is payable on June 1 and December 1 of each year to holders of record on the preceding May 15 and November 15, respectively. Interest expense is not recorded until approval for payment is received from the Division. Through December 31, 2012, the unapproved interest was $14 million. As of December 31, 2012, the Company has paid cumulative interest of $886 million on surplus notes. Interest of $126 million was approved and paid during the year ended December 31, 2012. Interest of $107 million was approved and paid during the years ended December 31, 2011 and 2010.

9.	Related party transactions

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees from C.M. Life accounted for $56 million in 2012, $62 million in 2011 and $65 million in 2010.

The Company has agreements with its subsidiaries and affiliates, including OFI and Baring International Investment Limited (Baring), where the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates.

The Company has agreements with its subsidiaries, Babson Capital Management LLC (Babson Capital) and Cornerstone Real Estate Advisers, LLC (CREA), which provide investment advisory services to the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Fee income:
Management and service contracts and cost-sharing arrangements	$152	$169	$134
Recordkeeping and other services	50	53	42
Investment advisory income	25	25	23
Fee expense:
Investment advisory services	198	177	155

The Company reported $34 million and $40 million as amounts due from subsidiaries and affiliates as of December 31, 2012 and 2011, respectively. The Company reported $30 million as amounts due to subsidiaries and affiliates as of December 31, 2012 and 2011. Terms generally require settlement of these amounts within 30 to 90 days.

The Company’s subsidiaries, Babson Capital and CREA, invest a portion of its nonqualified compensation plan in an interest guarantee contract with the Company. The Company credited interest on deposits of $5 million for the year ended December 31, 2012 and $4 million and less than $1 million for the years ended December 31, 2011 and 2010 to the Babson Capital and CREA contracts.

The Company has modified coinsurance (Modco) agreements with the Japanese subsidiary of MMHLLC, MassMutual Life Insurance Company, on certain life insurance products. Under these Modco agreements, the Company is the reinsurer and the Japanese subsidiary retains the reserves and associated assets on individual life insurance policies. The predominant contract types are whole life, endowments and term insurance. The Modco agreements are used to allow the Japanese subsidiary to keep control of the investment and management of the assets supporting the reserves. The Modco adjustment is the mechanism by which the Company funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Japanese subsidiary holding the reserves on the ceded coverage rather than the Company. As of December 31, 2012 and 2011, the net amounts due from the Japanese subsidiary were $2 million and $1 million, respectively. These outstanding balances are due and payable within 90 days.

The following summarizes the related party reinsurance transactions between the Company and the Japanese subsidiary:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Premium assumed	$20	$23	$26
Modified coinsurance adjustments, included in fees and other income	18	15	30
Expense allowances on reinsurance assumed, included in other expense	(2)	(2)	(3)
Policyholders’ benefits	(25)	(32)	(48)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, MML Bay State, including stop-loss, coinsurance, Modco and yearly renewable term agreements on life insurance products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies. As of December 31, 2012 and 2011, the net amounts due to C.M. Life and MML Bay State were $38 million and $30 million, respectively. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

The following table summarizes the reinsurance transactions for these agreements:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Premium assumed	$73	$78	$85
Modified coinsurance adjustments, included in fees and other income	34	33	39
Expense allowance on reinsurance assumed, included in fees and other expense	(24)	(24)	(25)
Policyholders’ benefits	(134)	(116)	(87)
Experience refunds (paid)	1	(2)	(1)

The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life (including MML Bay State) where certain variable annuity contract holders of the Company, C.M. Life or MML Bay State can make nontaxable exchanges of their contract for an enhanced variable annuity contract of the Company or C.M. Life. The Company recorded premium income of $3 million, $5 million and $8 million in 2012, 2011 and 2010, respectively. The Company recorded surrender benefits of $1 million as of December 31, 2012, 2011 and 2010 related to these exchange programs. C.M. Life recorded premium income of $1 million as of December 31, 2012, 2011 and 2010. C.M. Life recorded surrender benefits of $2 million, $5 million and $8 million in 2012, 2011 and 2010, respectively, related to these exchange programs. The Company has an agreement with C.M. Life to compensate them or to be compensated for the lost revenue associated with the exchange of contracts that are within the surrender charge period. As a result of these exchanges, the Company did not pay any net commissions to C.M. Life as of December 31, 2012, 2011 and 2010.

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. Refer to Note 17f. “Commitments” for information on the Company’s accounting policies regarding these related party commitments and Note 17g. “Guarantees” for information on the guarantees.

10.	Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company reinsures a portion of its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement. The Company also reinsures a portion of its disability and long-term care business. The amounts reinsured are on a yearly renewable term (YRT), coinsurance or modified coinsurance basis. The Company’s retention limit per individual life insured is generally $15 million.

Refer to Note 9. “Related party transactions” for information about the Company’s affiliated reinsurance transactions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, and which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2012, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $2,449 million assuming no return of the assets backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in premium income in the Statutory Statements of Income were as follows:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Direct premium	$20,944	$14,101	$11,725
Premium assumed	94	102	110
Premium ceded	(711)	(712)	(672)

Total net premium	$20,327	$13,491	$11,163

Reinsurance recoveries
Assumed	$(116)	$(91)	$(72)
Ceded	426	443	399

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2012	2011

	(In Millions)

Reinsurance reserves:
Assumed	$782	$760
Ceded	(2,722)	(2,477)

Amounts recoverable from reinsurers
Assumed	(23)	(12)
Ceded	114	100

Reinsurance reserves ceded as of December 31, 2012 include $1,803 million associated with life insurance policies, $842 million for long-term care, $59 million for disability and $18 million for group life and health. Reinsurance reserves ceded as of December 31, 2011 include $1,676 million associated with life insurance policies, $715 million for long-term care, $66 million for disability and $20 million for group life and health.

As of December 31, 2012, one reinsurer accounted for 23% of the outstanding reinsurance recoverable and the next largest reinsurer had 20% of the balance. The Company believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to the Company, nor is the Company’s business substantially dependent upon any single reinsurer.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In 2012, the Company recaptured YRT life reinsurance treaties from several different reinsurers, and one new agreement was executed which includes policies or contracts that were in force and had existing reserves established by the Company. The recaptures and new agreement reduced premiums paid to reinsurers by $10 million and reinsurance reserves ceded by $44 million.

11.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had total life insurance in force of $420,525 million and $400,634 million as of December 31, 2012 and 2011, respectively. Of this total, the Company had $21,141 million and $16,634 million of life insurance in force as of December 31, 2012 and 2011, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2012				2011

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)

Individual life	$37,303	2.5%	-	6.0%	$35,508	2.5%	-	6.0%
Group life	11,253	2.5%	-	4.5%	10,007	2.5%	-	4.5%
Group annuities	10,170	2.3%	-	11.3%	9,486	2.3%	-	11.3%
Individual annuities	8,149	2.3%	-	11.3%	7,288	2.3%	-	11.3%
Individual universal and variable life	4,157	4.0%	-	6.0%	3,598	4.0%	-	6.0%
Disabled life claim reserves	1,868	3.5%	-	6.0%	1,855	3.5%	-	6.0%
Disability active life reserves	623	3.5%	-	6.0%	595	3.5%	-	6.0%
Other	211	2.5%	-	6.0%	199	2.5%	-	6.0%

Total	$73,734				$68,536

Individual life includes whole life and term insurance. Group life includes corporate-owned life insurance, bank-owned life insurance, group universal life, group variable universal life and private client group products. Group annuities include deferred annuities and single premium annuity contracts. Individual annuities include individual annuity contracts and structured settlements. Individual universal and variable life products include universal life and variable life products. Disabled life claim reserves include disability income and long-term care claims that have been incurred but not reported. Disability active life reserves include disability income and long-term care contracts issued. Other is comprised of disability life and accidental death insurance.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Liabilities for deposit-type contracts

The following summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2012				2011

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)

Funding agreements:
Note programs	$3,447	0.7%	-	6.2%	$2,731	0.3%	-	6.2%
Federal Home Loan Bank of Boston	601	1.1%	-	3.0%	601	1.1%	-	3.0%
Various others	6	4.1%	-	10.2%	12	4.1%	-	10.2%
Supplementary contracts	653	0.3%	-	8.0%	609	0.3%	-	8.0%
Dividend accumulations	566	3.4%	-	3.7%	571	3.4%	-	3.5%
Other	50	4.0%	-	8.0%	64	4.0%	-	8.0%

Total	$5,323				$4,588

Funding agreements are investment contracts sold to domestic and international institutional investors. The terms of the funding agreements do not give the holder the right to terminate the contract prior to the contractually stated maturity date. No funding agreements have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes. Assets received for funding agreements may be invested in the general account of the Company.

Under most of the Company’s funding agreement programs, the Company creates an investment vehicle or trust for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these unconsolidated affiliates are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were issued from the Company’s $2 billion European Medium-Term Note Program with approximately $467 million remaining in run-off. Notes are currently issued from its $12 billion Global Medium-Term Note Program.

During 2011, the Company entered into funding agreements with the Federal Home Loan Bank of Boston (FHLB Boston) in exchange for cash. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. These funding agreements are collateralized by securities with estimated fair values of $656 million as of December 31, 2012. The Company’s borrowing capacity with the FHLB Boston is subject to the lower of the limitation on the pledge of collateral for a loan set forth in New York Insurance Law Section 1411(C) and by the Company’s internal limit. The Company’s unused capacity was $741 million as of December 31, 2012. As a member of the FHLB Boston, the Company holds common stock of the FHLB Boston at a statement value of $52 million as of December 31, 2012 and 2011. All FHLB Boston funding agreement assets and liabilities are classified in the Company’s general account. The Company accounts for these funds consistent with its other deposit-type contracts.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2012, the Company’s funding agreement balances by maturity year were as follows (in millions):

2013	$641
2014	753
2015	402
2016	653
2017	552
Thereafter	1,053

Total	$4,054

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of paying claims made under individual disability and long-term care policies written by the Company. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that experience is an appropriate indicator of future events and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon currently known facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

The following summarizes the disabled life and long-term care unpaid claims and claim expense reserves:

	December 31,
	2012	2011

	(In Millions)

Claim reserves, beginning of year	$1,993	$1,965
Less: Reinsurance recoverables	115	115

Net claim reserves, beginning of year	1,878	1,850

Claims paid related to:
Current year	(14)	(16)
Prior years	(312)	(310)

Total claims paid	(326)	(326)

Incurred related to:
Current year’s incurred	230	239
Current year’s interest	5	4
Prior year’s incurred	21	19
Prior year’s interest	81	80

Total incurred	337	342

Adjustments through surplus	-	12

Net claim reserves, end of year	1,889	1,878
Reinsurance recoverables	128	115

Claim reserves, end of year	$2,017	$1,993

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $21 million increase in the prior years’ incurred claims for 2012 and the $19 million increase in the prior years’ incurred claims for 2011 were generally the result of differences between actual termination experience and statutory termination tables.

The following reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2012	2011

	(In Millions)

Disabled life claim reserves	$1,868	$1,855
Accrued claim liabilities	21	23

Net claim reserves, end of year	$1,889	$1,878

d.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such as GMDBs, GMIBs, GMABs and GMWBs. In general, these benefit guarantees require the contract or policyholder to adhere to a company-approved asset allocation strategy. Election of these benefits on annuity contracts is generally only available at contract issue.

The following shows the liabilities for GMDBs, GMIBs, GMABs and GMWBs (in millions):

Liability as of January 1, 2011	$488
Incurred guarantee benefits	321
Paid guarantee benefits	(4)

Liability as of December 31, 2011	805
Incurred guarantee benefits	(243)
Paid guarantee benefits	(5)

Liability as of December 31, 2012	$557

The Company held reserves in accordance with the stochastic scenarios as of December 31, 2012 and 2011. As of December 31, 2012 and 2011, the Company held additional reserves above those indicated based on the stochastic scenarios in order to maintain a prudent level of reserve adequacy.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,
	2012			2011

	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age

	($ In Millions)

Annuity:
GMDB	$9,976	$64	62	$9,039	$224	62
GMIB	4,260	609	63	4,010	822	62
GMAB	1,925	10	57	1,555	53	57
GMWB	211	10	66	195	17	66

Account balances of variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs are summarized below:

				December 31,
	2012				2011

	GMDB	GMIB	GMAB	GMWB	GMDB	GMIB	GMAB	GMWB

	(In Millions)

Separate account	$8,909	$4,244	$1,859	$211	$8,076	$3,996	$1,487	$195
General account	1,067	16	66	-	963	14	68	-

Total	$9,976	$4,260	$1,925	$211	$9,039	$4,010	$1,555	$195

e.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The net liability for guarantees on universal life and variable universal life type contracts was as follows:

	December 31,
	2012	2011

	(In Millions)

Beginning balance	$1,580	$1,305
Net liability increase	299	275

Ending balance	$1,879	$1,580

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Debt

The Company issues commercial paper in the form of Notes in minimum denominations of $250 thousand up to a total aggregation of $1 billion. These Notes have maturities up to a maximum of 270 days from the date of issue and are sold at par less a discount representing an interest factor or, if interest bearing, at par. The Notes are not redeemable or subject to voluntary prepayments by the Company. Commercial paper had a carrying value and face amount of $250 million as of December 31, 2012 and 2011. The commercial paper issued in 2012 had interest rates ranging from 0.15% to 0.23% with maturity dates ranging from 1 day to 38 days. Interest expense for the commercial paper was less than $1 million for the years ended December 31, 2012, 2011 and 2010.

On September 27, 2012, the Company signed a $1 billion, five year credit facility, with a syndicate of lenders that can be used for general corporate purposes and to support commercial paper borrowings. The new credit facility replaces an existing $1 billion credit facility, which was due to expire April 2013. The new facility has an upsize option for an additional $500 million. The terms of the credit facility provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the years ended December 31, 2012, 2011 and 2010, the Company was in compliance with all covenants under the credit facilities. For the years ended December 31, 2012, 2011 and 2010, there were no draws on the credit facilities. Credit facility fees were $3 million, $1 million and less than $1 million for the years ended December 31, 2012, 2011 and 2010, respectively.

13.	Employee benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

a.	Pension plans

The Company has funded and unfunded noncontributory defined benefit pension plans that cover substantially all employees, agents and retirees. For participants, benefits are calculated as the greater of (1) a formula based on age, service and salary during their careers or (2) a formula based on final average earnings and length of service.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. In 2012 and 2011, the Company contributed $113 million and $137 million, respectively, to its qualified defined benefit plan.

b.	Defined contribution plans

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (nonqualified deferred compensation thrift savings) defined contribution plans for all of its employees, agents and retirees. The qualified 401(k) thrift savings plan’s net assets available for benefits were $1,608 million and $1,423 million as of December 31, 2012 and 2011, respectively. The Company match for the qualified 401(k) thrift savings plan is limited to 5% of eligible W-2 compensation. The Company’s total matching thrift savings contributions were $28 million for the years ended December 31, 2012 and 2011, and $29 million for the year ended December 31, 2010, and were included in general insurance expenses.

The Company also maintains a defined contribution plan for agents, which was frozen in 2001. The net assets available for these benefits were $182 million and $179 million as of December 31, 2012 and 2011, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Other postretirement and postemployment benefits

The Company provides certain life insurance and health care benefits (other postretirement benefits) for its retired employees and agents, their beneficiaries and covered dependents. MMHLLC has the obligation to pay the Company’s other postretirement benefits. The transfer of this obligation to MMHLLC does not relieve the Company of its primary liability. MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains (losses) and expected return on plan assets, whereas service cost and amortization of the transition obligation are recorded by the Company.

The health care plan is contributory; while a portion of the basic life insurance plan is noncontributory. Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. The postretirement health care plans include a limit on the Company’s share of costs for recent and future retirees.

The Company provides retiree life insurance coverage for home office employees who, as of January 1, 2010, were age 50 with at least 10 years of service or had attained 75 points, generally age plus service, with a minimum 10 years of service.

Accrued Postemployment Benefits

The Company provides severance-related postemployment benefits for home office employees. The net accumulated liability for these benefits was $29 million and $28 million as of December 31, 2012 and 2011, respectively.

The Company accrues postemployment benefits for agents’ health benefits for those agents who qualify for long-term disability and are not retired. The net accumulated liability for these benefits was $11 million as of December 31, 2012 and 2011.

d.	Benefit obligations

The initial transition obligation for other postretirement benefits of $138 million was amortized over 20 years and fully amortized by the end of 2012. The initial transition obligation represents the phased recognition on the Statutory Statements of Income of the differences between the plan’s funded status and the accrued cost on the Company’s Statutory Statements of Financial Position when the Company first transitioned to statutory guidance regarding postretirement benefits other than pensions. See Section f. of this Note, “Amounts recognized in the Statutory Statements of Financial Position,” for details on the Plan’s funded status.

Accumulated benefit obligations represent the present value of pension benefits earned as of a December 31 measurement date based on service and compensation and do not take into consideration future salary levels.

Projected benefit obligations for pension benefits represent the present value of pension benefits earned as of a December 31 measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

Accumulated and projected postretirement benefit obligations for other postretirement benefits represent the present value of postretirement medical and life insurance benefits earned as of a December 31 measurement date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, disability or death.

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation, accumulated benefit obligation and current year expense. A few of the major assumptions used in this calculation include: expected future compensation levels, healthcare cost trends, mortality and expected retirement age.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the pension and other postretirement projected and accumulated benefit obligation for vested and non-vested employees:

	December 31,
	2012	2011	2012	2011

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Projected benefit obligation for:
Vested employees	$2,355	$2,163	$363	$365
Non-vested employees	27	29	53	50

Total projected benefit obligation	$2,382	$2,192	$416	$415

Accumulated benefit obligation for:
Vested employees	$2,340	$2,148	$363	$365
Non-vested employees	8	12	53	50

Total accumulated benefit obligation	$2,348	$2,160	$416	$415

The following sets forth the change in the vested projected benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2012	2011	2012	2011

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Projected benefit obligation, beginning of year	$2,163	$1,764	$365	$330
Service cost	59	42	4	4
Interest cost	92	95	14	16
Contributions by plan participants	-	-	11	10
Actuarial (gains) losses	26	59	(23)	(13)
Medicare prescription drug direct subsidy	-	-	2	2
Benefits paid	(93)	(95)	(29)	(27)
Change in discount rate	108	298	19	43

Projected benefit obligation, end of year	$2,355	$2,163	$363	$365

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth the change in the vested accumulated benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2012	2011	2012	2011

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Accumulated benefit obligation, beginning of year	$2,148	$1,743	$365	$330
Service cost	60	43	4	4
Interest cost	92	94	14	16
Contributions by plan participants	-	-	11	10
Actuarial (gains) losses	25	66	(23)	(13)
Medicare prescription drug direct subsidy	-	-	2	2
Benefits paid	(93)	(95)	(29)	(27)
Change in discount rate	108	297	19	43

Accumulated benefit obligation, end of year	$2,340	$2,148	$363	$365

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of a measurement date of December 31, 2012. A spot yield curve is developed from this data which is used to determine the present value for the obligation. The projected plan cash flows are discounted to the measurement date based on the spot yield curve. A single discount rate is utilized to ensure the present value of the benefits cash flow equals the present value computed using the spot yield curve. A 25 basis point change in the discount rate results in approximately a $77 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits. For active participants, service was projected to the end of 2012 and pensionable earnings are projected to the date of probable termination. See Section h. of this Note, “Assumptions” for details on the discount rate.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Plan assets

All investments of the qualified pension plan are invested through the Company’s group annuity contract. This contract invests in the General Investment Account (GIA) option of the Company, pooled separate accounts and nonpooled separate accounts. Pooled separate account assets support more than one group annuity contract and are managed by the Company. These assets are assigned for the purposes of allocating investment returns and asset gains and losses. Nonpooled separate accounts are managed by the Company and unaffiliated asset managers.

The Company’s qualified pension plan assets are as follows:

	December 31,
	2012	2011

	(In Millions)

Pension plan assets managed by the Company and affiliated asset managers:
General Investment Account Option	$222	$253
Babson Long Term Duration Bond Fund	155	141
Alternative Investment Separate Account	147	133
Oppenheimer Small Capitalization Core Fund	110	99
MM Premier Core Bond Fund	98	42
Oppenheimer International Growth Fund	96	72
Babson Enhanced Index Value Fund	76	65
Oppenheimer Large Core Fund	71	65
MM Premier Capital Appreciation Fund	55	48
MM Premier Strategic Emerging Markets Fund	49	35
Oppenheimer Large Capitalization Value Fund	36	39
Oppenheimer Real Estate Fund	24	21

	1,139	1,013

Pension plan assets managed by unaffiliated asset managers:
Goldman Sachs Asset Management Long Duration Bond Fund	158	144
Pacific Asset Management Company Long Duration Bond Fund	157	140
Harris International	96	68
T. Rowe Price Emerging Markets Stock Fund	49	36
MM Select Growth Opportunities Fund	46	38
MM Select Blue Chip Growth Fund	44	37
MM Select Small Cap Value Fund	39	33
MM Select Small Cap Growth Fund	37	33
MM Select Large Cap Value Fund	36	25

	662	554

Total qualified pension plan assets	$1,801	$1,567

The approximate amount of annual benefits to plan participants covered by a group annuity contract issued by the employer or related parties is estimated at $63 million in 2013.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets with a prudent level of risk. Risk tolerance is established through consideration of plan liabilities, plan funded status and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as a private equity fund, an equity index exchange traded fund and a bond index exchange traded fund are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset and liability studies.

The target range allocations for the qualified pension plan assets are 25% to 35% domestic equity securities, 20% to 30% long duration bond securities, 15% to 25% GIA option, 13% to 18% international equity securities and 5% to 15% alternative investments. Domestic equities primarily include investments in large capitalization (large-cap) companies and small capitalization (small-cap) companies. Long duration bond securities invest in several long duration bond exchange traded funds. International equities include investments in American Depository Receipts and limited partnerships that trade primarily in foreign markets in Europe, Latin America and Asia. The pension plan asset’s GIA option earns fixed interest, primarily comprised of an investment in an unallocated insurance contract, held by the Company. Approximately 13% and 16% of the assets of the Company’s pension plan were invested in the Company’s GIA option through the unallocated group annuity insurance contract as of December 31, 2012 and 2011, respectively.

The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following presents the change in plan assets:

	December 31,
	2012	2011	2012	2011

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Fair value of plan assets, beginning of year	$1,567	$1,438	$5	$5
Actual return on plan assets	197	69	-	-
Employer contributions	130	155	18	16
Contributions by plan participants	-	-	11	10
Benefits paid	(93)	(95)	(29)	(27)
Other	-	-	-	1

Fair value of plan assets, end of year	$1,801	$1,567	$5	$5

The General Investment Account option is designed to provide stable, long-term investment growth. The option is backed by MassMutual’s GIA, which is a diversified portfolio composed primarily of high quality, fixed income investments, including public bonds, private placements, commercial mortgage loans and short-term investments.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the GIA option allocation by type of investment:

	December 31,
	2012	2011

Bonds	64%	65%
Mortgage loans	15	15
Partnerships and LLCs	7	7
Common stocks - subsidiaries and affiliates	5	5
Other investments	5	5
Cash and cash equivalents	3	2
Real estate	1	1

	100%	100%

The qualified pension plan invests in the following pooled and nonpooled separate account options:

Babson Long Term Duration Bond Fund is a nonpooled separate account subadvised by Babson Capital with a long duration bond strategy that invests in a diversified portfolio of fixed-income, short-term bonds, government securities and cash. The specific performance objective is to outperform the total return of the Barclays Capital U.S. Long Government/Credit Bond index.

Alternative Investment Separate Account is a nonpooled separate account subadvised by Babson Capital. Babson Capital’s strategy includes holdings of private equity funds, hedge funds, a private real estate fund and an equity index exchange traded fund.

Oppenheimer Small Capitalization Core Fund is a pooled separate account subadvised by OFI Institutional Asset Management (OFI Institutional) that invests in domestic small-cap, mid-cap, other fixed-income securities and international small/mid-cap securities. The fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying risk controls for both sector and position size. The fund’s strategy uses separate fundamental research and quantitative models to select securities.

MM Premier Core Bond Fund is a pooled separate account subadvised by Babson Capital. It primarily invests in high-quality, investment grade bonds with selective and prudent investments in high yield bonds, which are deemed to provide an attractive risk/reward trade off. Security selection is an in-depth, bottom-up credit research process seeking securities with attractive yields among the corporate, U.S. government (treasury and agency) and mortgage and asset backed sectors.

Oppenheimer International Growth Fund is a pooled separate account subadvised by OFI Institutional that invests in international large-cap securities. This international equity strategy focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity.

Babson Enhanced Index Value Fund is a nonpooled separate account subadvised by Babson Capital that invests in domestic small-cap, mid-cap, large-cap and other fixed-income securities. The strategy is a large-cap value equity strategy that uses a systematic strategy that exploits market inefficiencies designed to outperform the fund’s benchmark index while maintaining risk characteristics similar to the benchmark.

Oppenheimer Large Core Fund is a nonpooled separate account subadvised by OFI Institutional that invests in a diversified mix of larger company stocks for capital appreciation potential. The strategy is a large-cap core equity strategy, where the portfolio managers combine fundamental research and quantitative models to identify investment opportunities among large, competitively advantaged companies whose earnings are growing faster than average, or whose shares appear to be mispriced by the market.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM Premier Capital Appreciation Fund is a pooled separate account subadvised by OFI Institutional that invests primarily in domestic large-cap common stocks of growth companies. The strategy is a large-cap growth equity strategy that seeks companies in rapidly expanding industries that they believe may appreciate in value over the long- term.

MM Premier Strategic Emerging Markets Fund is a pooled separate account subadvised by Baring with an emerging markets equity strategy that invests in international emerging markets and seeks long-term capital growth. Baring determines the universe of emerging market countries in which to invest, and this list may change from time to time based on Baring’s assessment of a country’s suitability for investment.

Oppenheimer Large Capitalization Value Fund is a nonpooled separate account subadvised by OFI Institutional that invests in domestic small-cap, mid-cap and large-cap common stocks. The fund can also buy other investments, including preferred stocks, rights and warrants and convertible debt securities. The strategy is a large-cap value equity strategy that uses fundamental analyses to select securities for the fund that it believes are undervalued.

Oppenheimer Real Estate Fund is a pooled separate account that invests in an Oppenheimer mutual fund subadvised by CREA. This real estate strategy seeks out exposure to the commercial real estate market and uses a fundamental research driven approach to search for what are believed to be high quality companies in the Real Estate Investment Trust (REIT) market among other investments. REIT’s are publicly traded securities that sell like a stock on the major exchanges and which invest in real estate.

Goldman Sachs Asset Management Long Duration Bond Fund is a nonpooled separate account subadvised by Goldman Sachs Asset Management with a long duration bond strategy that invests in a diversified portfolio of fixed- income, short term bonds, government securities and cash. The specific performance objective is to outperform the total return of the Barclays Capital U.S. Long Government/Credit Bond index.

Pacific Investment Management Company Long Duration Bond Fund is a nonpooled separate account subadvised by Pacific Investment Management Company with a long duration bond strategy that invests in a diversified portfolio of fixed-income, short-term bonds, government securities and cash. The specific performance objective is to outperform the total return of the Barclays Capital U.S. Long Government/Credit Bond index.

Harris International is a nonpooled separate account subadvised by Harris Associates that invests in international large-cap value securities and equity securities, which may include common stocks, preferred stocks, securities that are convertible into common stocks, depositary receipts, and rights and warrants to buy common stocks. This international equity strategy seeks out companies that it believes to be trading in the market at significant discounts to their underlying values.

T. Rowe Price Emerging Markets Stock Fund is a nonpooled separate account subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price) with an emerging markets equity strategy that seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Latin America, Asia, Europe, Africa and the Middle East.

MM Select Growth Opportunities Fund is a pooled separate account subadvised by Sands Capital Management, LLC (Sands Capital) and Delaware Management Company (DMC) with a large-cap growth equity strategy. Sands Capital uses bottom-up, fundamental research and focuses on six key investment criteria: sustainable, above average earnings growth, a leadership position, competitive advantages, a value-added focus with a clear mission, financial strength and rational valuation. DMC seeks to select large-cap equities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the return on capital above its cost of capital.

MM Select Blue Chip Growth Fund is a pooled separate account subadvised by T. Rowe Price that seeks growth of capital over the long-term. The strategy is a large cap growth equity strategy that seeks well-established companies with the potential for above-average earnings growth. In selecting securities, T. Rowe Price generally seeks to identify companies with a leading market position, seasoned management and strong financial fundamentals.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM Select Small Cap Growth Fund is a pooled separate account subadvised by Wadell & Reed, Wellington Management (Wellington) and Timberline Asset Management that invests in domestic small-cap equity securities and seeks long-term capital appreciation. Each subadviser employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the fund. Each of the subadvisers uses a combination of fundamental and quantitative analyses to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth.

MM Select Small Cap Value Fund is a pooled separate account subadvised by Wellington and Barrow Hanley that seeks to maximize total return through investing primarily in small-cap equity securities. Wellington employs a bottom-up stock selection process that utilizes proprietary, fundamental research to identify companies it considers to be undervalued and to have the potential for significant longer-term returns. Barrow Hanley typically seeks to exploit market inefficiencies by using proprietary research to identify small-cap companies that it considers to be undervalued and to have the potential to generate superior returns while subjecting the fund to below average levels of risk.

MM Select Large Cap Value Fund is a pooled separate account subadvised by Columbia Management (Columbia) and Huber Capital (Huber). Columbia manages a dividend-focused strategy seeking a combination of high dividend payers, steady growing dividend payers and emerging dividend payers. Huber employs a more concentrated, deeper value strategy using a dividend discount model (DDM) as the basis for determining intrinsic value opportunities.

Fair Value Measurements

The Company’s fair value hierarchy is defined in Note 5 “Fair value of financial instruments.”

The following is a description of the valuation methodologies used to measure fair value for the investments in the qualified pension plan.

Pooled separate accounts: Valued using the unit value calculated based on the net asset value of the underlying pool of securities that are mutual funds. Mutual funds trade on one or more U.S. or foreign exchanges and the fair value is derived based on the closing prices for the underlying securities.

Nonpooled separate accounts: Valued primarily using the closing price reported on the active market on which the individual securities are traded.

Cash: Is stated at cost, which is equal to fair value and held by an unaffiliated bank.

General investment account: Liquidation value based on an actuarial formula as defined under the terms of the contract. There is no observable price.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future values. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the fair value hierarchy of the Company’s pension plan assets by asset class:

	December 31, 2012

	Level 1	Level 2	Level 3	Total

	(In Millions)

Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$-	$181	$-	$181
International large capitalization	-	96	-	96
U.S. small capitalization value	-	76	-	76
International emerging markets	-	49	-	49
Real estate	-	24	-	24
Bonds:
Diversified fixed-income	-	98	-	98

Total pooled separate accounts	-	524	-	524

Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	134	-	-	134
U.S. mid capitalization	85	-	-	85
U.S. small capitalization	61	-	-	61
International large capitalization value	6	-	-	6
International small/mid capitalization	2	-	-	2
Corporate and other bonds	-	183	-	183
Long duration bonds	89	-	-	89
Short-term bonds	2	-	-	2
Government securities	-	174	-	174
Mortgage backed securities	-	5	-	5
Registered investment companies:
U.S. large capitalization	52	-	-	52
Emerging markets	49	-	-	49
Multi-strategy hedge funds	-	-	31	31
Limited partnerships:
International large capitalization value	-	-	96	96
Multi-strategy hedge funds	-	-	21	21
Private equity/venture capital	-	-	11	11
Asset backed securities	-	8	-	8
Real estate	-	-	32	32
Short-term cash equivalents	2	10	-	12
Cash	2	-	-	2

Total nonpooled separate accounts	484	380	191	1,055

Total general investment account option	-	-	222	222

Total	$484	$904	$413	$1,801

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2011

	Level 1	Level 2	Level 3	Total

	(In Millions)

Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$-	$123	$-	$123
International large capitalization value	-	72	-	72
U.S. small capitalization value	-	66	-	66
International emerging markets	-	35	-	35
Real estate	-	21	-	21
Bonds:
Diversified fixed income	-	42	-	42

Total pooled separate accounts	-	359	-	359

Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	143	-	-	143
U.S. mid capitalization	55	-	-	55
U.S. small capitalization	70	-	-	70
International large capitalization value	10	-	-	10
International small/mid capitalization	5	-	-	5
Corporate and other bonds	-	151	-	151
Long duration bonds	75	-	-	75
Short term bonds	3	-	-	3
Government securities	-	186	-	186
Mortgage backed securities	-	3	-	3
Registered investment companies:
U.S. large capitalization	49	-	-	49
Other fixed income	36	-	-	36
Multi-strategy hedge funds	-	30	-	30
Limited partnerships:
Diversified hedge fund	1	-	-	1
International large capitalization value	-	-	68	68
Multi-strategy hedge funds	-	19	-	19
Private equity/venture capital	-	4	-	4
Real estate	-	30	-	30
Short term cash equivalents	1	14	-	15
Cash	2	-	-	2

Total nonpooled separate accounts	450	437	68	955

Total general investment account option	-	-	253	253

Total	$450	$796	$321	$1,567

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth a summary of changes in the fair value of the Plan’s Level 3 investment assets:

	Limited Partnerships

	International Large-Cap Value	Multi- Strategy Hedge Fund	Private Equity/ Venture Capital	Multi- Strategy Hedge Fund	Real Estate	General Investment Account Option	Total

	(In Millions)

Balance, January 1, 2012	$68	$-	$-	$-	$-	$253	$321
Realized gains	-	-	-	-	-	7	7
Unrealized gains	15	1	-	1	2	-	19
Purchases	13	-	7	-	-	38	58
Sales	-	-	-	-	-	(76)	(76)
Transfers to level 3	-	20	4	30	30	-	84

Balance, December 31, 2012	$96	$21	$11	$31	$32	$222	$413

	Limited Partnership

	International Large-Cap Value	General Investment Account Option	Total

	(In Millions)

Balance, January 1, 2011	$80	$242	$322
Realized gains	-	13	13
Unrealized losses	(12)	-	(12)
Purchases	-	76	76
Sales	-	(78)	(78)

Balance, December 31, 2011	$68	$253	$321

The Company evaluated the significance of transfers between levels based upon the nature of the financial instrument and size of the transfer relative to total net assets available for benefits. Based on this criteria, there were no significant transfers in or out of Levels 1, 2 or 3 for the year ended December 31, 2012.

Postretirement Investments

The fair value of the postretirement benefits investments of $5 million as of December 31, 2012 and 2011 is categorized as Level 1 type investments and is invested in the domestic fixed-income fund. The fund is a money market mutual fund that seeks the maximum current income consistent with stability of principal. The fund seeks to achieve this objective by investing in money market securities meeting specific credit quality standards.

The Company invests in cash, cash equivalents and liquid fixed-income securities to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional funds sufficient to satisfy reasonably unanticipated spikes in such liability activity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Amounts recognized in the Statutory Statements of Financial Position

Unrecognized prior service cost is the adjustment to the projected benefit obligation as a result of plan amendments. It represents the increase or decrease in benefits for service performed in prior periods. For pension benefits, this cost is amortized into net periodic benefit cost over the average remaining service-years of active employees at the time of the amendment. For other postretirement benefits, this cost is amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees at the time of the amendment.

Unrecognized net actuarial gains (losses) are variances between assumptions used and actual experience. These assumptions include return on assets, demographics and mortality. The unrecognized net actuarial gains (losses) are amortized if they exceed 10% of the projected benefit obligation and are amortized starting in the period after they occur. These are amortized for pension benefits into net periodic benefit cost over the remaining service-years of active employees and over the average remaining lifetime of eligible employees and retirees for other postretirement benefits.

The unrecognized net transition obligation represents the difference between the plan’s funded status and the accrued cost on the Company’s Statutory Statements of Financial Position when the Company first transitioned to current statutory guidance. This is amortized into net periodic benefit cost over a period of years from adoption through 2015 for pension benefits and through 2012 for other postretirement benefits.

The prepaid pension asset is a cumulative balance of employer contributions made to the plan netted against the plan’s accumulated net periodic benefit costs. The prepaid pension asset is a nonadmitted asset.

The accrued benefit cost recognized is the funded status of the plan adjusted for the remaining balance of unrecognized prior service cost, unrecognized net actuarial loss, unrecognized net transition obligation and the nonadmitted prepaid pension asset.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth the funded status of the plans and shows how the funded status is reconciled to the net asset and/or liability recognized in the Statutory Statements of Financial Position:

	December 31,
	2012	2011	2012	2011

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Prepaid benefit cost	$739	$721	$-	$-
Intangible assets	2	2	-	-
Nonadmitted asset	(739)	(721)	-	-

Total other assets	$2	$2	$-	$-

Fair value of plan assets, end of year	$1,801	$1,567	$5	$5
Less: Projected benefit obligations, end of year	2,355	2,163	363	365

Funded status, projected benefit obligation	(554)	(596)	(358)	(360)
Unrecognized prior service cost	-	-	2	2
Unrecognized net actuarial losses	1,118	1,152	78	84
Unrecognized net transition obligation	2	2	-	4
Less: Assets nonadmitted	739	721	-	-

Accrued benefit cost recognized	(173)	(163)	(278)	(270)
Additional minimum liability	(366)	(418)	-	-

Total other liabilities	$(539)	$(581)	$(278)	$(270)

Fair value of plan assets, end of year	$1,801	$1,567	$5	$5
Less: Accumulated benefit obligations, end of year	2,340	2,148	363	365

Funded status, accumulated benefit obligation	$(539)	$(581)	$(358)	$(360)

The qualified pension plan was underfunded by $262 million and $319 million as of December 31, 2012 and 2011, respectively. The nonqualified pension plans are not funded and have total projected benefit obligations of $292 million and $277 million as of December 31, 2012 and 2011, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in the net amount recognized is as follows:

	December 31,
	2012	2011

	Pension Benefits

	(In Millions)

Net amount recognized, including nonadmitted asset, beginning of year	$558	$500
Employer contributions	131	155
Net periodic cost	(123)	(97)

Subtotal net amount recognized, including nonadmitted asset	566	558
Nonadmitted asset	(739)	(721)

Accrued benefit cost recognized, end of year	$(173)	$(163)

An additional minimum liability is required if the plan’s accumulated benefit obligation exceeds plan assets and the net amount recognized. Increases and decreases in the additional minimum liability, less allowable intangible assets, are included in change in minimum liability included in surplus.

The following presents the additional minimum liability and shows the changes from prior year. The major contributors in the change from prior year include a lower discount rate resulting in a higher accumulated benefit obligation and growth in assets primarily due to company contributions to the qualified pension plan and market performance.

	December 31,
	2012	2011

	Pension Benefits

	(In Millions)

Change in additional minimum liability:
Accumulated benefit obligation, end of year	$(2,340)	$(2,148)
Fair value of plan assets, end of year	1,801	1,567

Funded status, accumulated benefit obligation	(539)	(581)
Less: Accrued benefit cost recognized, end of year	(173)	(163)

Additional minimum liability	$(366)	$(418)

The Company intends to fund $154 million to meet its expected obligations under its qualified and nonqualified pension plans and other postretirement benefit plans in 2013.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Net periodic cost

The net periodic cost represents the annual accounting income or expense recognized by the Company and included in general insurance expenses. The net periodic cost in the Statutory Statements of Income is as follows:

	Years Ended December 31,
	2012	2011	2012	2011

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Service cost	$59	$42	$4	$4
Interest cost	92	95	14	16
Expected return on plan assets	(122)	(105)	-	-
Amortization of unrecognized transition obligation	1	1	4	5
Amortization of unrecognized net actuarial and other losses	93	64	2	2

Total net periodic cost	$123	$97	$24	$27

The expected future pension and other postretirement benefit payments and Medicare prescription drug government subsidy receipts, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits	Medicare Prescription Drug Government Subsidy

	(In Millions)

2013	$80	$22	$(3)
2014	84	23	(3)
2015	89	23	(3)
2016	94	24	(3)
2017	98	25	(4)
2018-2022	566	134	(22)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net expense charged to operations for all employee and agent benefit plans are as follows:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Pension	$123	$97	$89
Health	61	59	64
Thrift	28	28	29
Postretirement	24	27	31
Life	3	3	3
Disability	3	2	2
Postemployment	1	1	1
Other benefits	7	7	6

Total	$250	$224	$225

h.	Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

			December 31,
	2012	2011	2010	2012	2011	2010

	Pension Benefits			Other Postretirement Benefits

Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	4.00%	4.35%	5.50%	3.80%	4.25%	5.30%
Expected rate of compensation increase	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%

Net periodic benefit cost:
Discount rate	4.35%	5.50%	5.95%	4.25%	5.30%	5.75%
Expected long-term rate of return on plan assets	7.75%	7.75%	7.75%	3.00%	3.00%	3.00%
Expected rate of compensation increase	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%

Assumed health care cost trend rates:
Health care cost trend rate	-	-	-	7.00%	7.00%	7.00%
Ultimate health care cost trend rate after gradual decrease until 2020 and 2018 for 2012 and 2011, respectively.	-	-	-	5.00%	5.00%	5.00%

The discount rate used to determine the benefit obligations as of year-end is used to determine the expense in the next fiscal year.

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is determined based on target allocations for each asset class.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one percentage point change in the assumed health care cost trend rate would have had the following effects in 2012:

	One Percentage	One Percentage
	Point Increase	Point Decrease

	(In Millions)

Effect on total service and interest cost	$2	$(2)
Effect on other postretirement benefit obligations	36	(29)

14.	Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include PSARs and PRS. These awards do not grant an equity or ownership interest in the Company.

A summary of share-based payment details representing the weighted average grant price of PSARs and PRS shares granted, the intrinsic value of PSARs shares exercised, the PRS liabilities paid and the fair value of shares vested during the year is as follows:

	For the Years Ended
	December 31,
	2012	2011	2010

Weighted average grant date fair value (whole $):
PSAR granted during the year	$64.27	$62.77	$50.31
PRS granted during the year	64.34	62.83	50.31
Intrinsic value (in thousands):
PSAR options exercised	55,146	27,831	784
PRS liabilities paid	15,461	3,181	59
Fair value of shares vested during the year	76,536	51,620	53,678

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A summary of PSARs and PRS vested and nonvested shares is as follows:

	PSARs			PRS

		Weighted Average			Weighted Average

	Number		Remaining	Number		Remaining
	of		Contract	of		Contract
	Share Units	Price	Terms	Share Units	Price	Terms

	(In Thousands)	(Whole $)	(In Years)	(In Thousands)	(Whole $)	(In Years)

Outstanding as of January 1, 2011	4,148	$46.02	1.5	1,104	$42.39	3.6
Granted	883	62.77		313	62.83
Exercised	(1,597)	53.23		(49)	58.16
Forfeited	(79)	49.29		(45)	49.73

Outstanding as of December 31, 2011	3,355	46.82	1.1	1,323	46.32	3.3
Granted	887	64.27		312	64.34
Exercised	(1,562)	36.70		(241)	38.25
Forfeited	(28)	62.03		(34)	55.19

Outstanding as of December 31, 2012	2,652	58.56	1.6	1,360	51.67	3.2

Exercisable as of December 31, 2012	65	$42.07	-	-	$-	-

The PSARs compensation expense was $44 million, $29 million and $36 million for the years ended December 31, 2012, 2011 and 2010, respectively. The PSARs accrued compensation liability was $38 million and $50 million as of December 31, 2012 and 2011, respectively. Unrecognized compensation expense related to nonvested PSARs awards was $15 million, $8 million and $19 million as of December 31, 2012, 2011 and 2010, respectively. The PSARs unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current share price, minus current compensation liability. The nonadmitted deferred tax benefit for the year ended December 31, 2012 was $1 million. There was no non-admitted deferred tax benefit for the year ended December 31, 2011. The nonadmitted deferred tax benefit for the year ended December 31, 2010 was $8 million.

The PRS compensation expense was $33 million, $23 million and $17 million for the years ended December 31, 2012, 2011 and 2010, respectively. The PRS accrued compensation liability was $63 million and $45 million as of December 31, 2012 and 2011, respectively. Unrecognized compensation expense related to nonvested PRS awards as of December 31, 2012, 2011 and 2010 was $44 million, $39 million and $44 million, respectively. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at the current share price, minus current compensation liability. The related nonadmitted deferred tax benefit for the years ended December 31, 2012, 2011 and 2010 was $4 million, $3 million and $5 million, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Federal income taxes

The Company provides for deferred income taxes based on an admissibility limitation of 15% of surplus and a three year reversal/realization period.

The net DTA or net DTL recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31, 2012

	Ordinary	Capital	Total

		(In Millions)

Gross DTAs	$2,568	$75	$2,643
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	2,568	75	2,643
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	2,568	75	2,643
Total gross DTLs	(1,433)	(603)	(2,036)

Net admitted DTA(L)	$1,135	$(528)	$607

	December 31, 2011

	Ordinary	Capital	Total

		(In Millions)

Gross DTAs	$4,829	$187	$5,016
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	4,829	187	5,016
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	4,829	187	5,016
Total gross DTLs	(3,655)	(303)	(3,958)

Net admitted DTA(L)	$1,174	$(116)	$1,058

		Change

	Ordinary	Capital	Total

		(In Millions)

Gross DTAs	$(2,261)	$(112)	$(2,373)
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	(2,261)	(112)	(2,373)
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	(2,261)	(112)	(2,373)
Total gross DTLs	2,222	(300)	1,922

Net admitted DTA(L)	$(39)	$(412)	$(451)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Pursuant to issued guidance, the Company is admitting DTAs for the current reporting period in accordance with the NAIC approved revisions effective for 2011 and 2012. The amount of adjusted gross DTA admitted under each component and the resulting increased amount by tax character are as follows:

	December 31, 2012

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$24	$-	$24
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):
1. Adjusted gross DTA to be realized	1,003	75	1,078
2. Adjusted gross DTA allowed per limitation threshold	1,713	75	1,788

Lesser of lines 1 or 2	1,003	75	1,078
Total gross DTLs allowed per limitation threshold	1,541	-	1,541

Total admitted DTA realized within 3 years	$2,568	$75	$2,643

	December 31, 2011

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$85	$-	$85
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	913	187	1,100
2. Adjusted gross DTA allowed per limitation threshold	1,259	268	1,527

Lesser of lines 1 or 2	913	187	1,100
Total gross DTLs allowed per limitation threshold	3,831	-	3,831

Total admitted DTA realized within 3 years	$4,829	$187	$5,016

		Change

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$(61)	$-	$(61)
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	90	(112)	(22)
2. Adjusted gross DTA allowed per limitation threshold	454	(193)	261

Lesser of lines 1 or 2	90	(112)	(22)
Total gross DTLs allowed per limitation threshold	(2,290)	-	(2,290)

Total admitted DTA realized within 3 years	$(2,261)	$(112)	$(2,373)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2012	2011

	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	968%	965%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$11,921	$10,185

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs (including the impact of available carryback and carryforward periods), projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

December 31, 2012

	Ordinary	Capital	Total

(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	- %	- %	- %

December 31, 2011

	Ordinary	Capital	Total

(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	6%	- %	6%

Change

	Ordinary	Capital	Total

(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	-6%	- %	-6%

There are no reinsurance strategies included in the Company’s tax-planning.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Federal income tax benefit on operating earnings	$(124)	$(309)	$(264)
Foreign income tax expense on operating earnings	16	16	13

Total federal and foreign income tax benefit on operating earnings	(108)	(293)	(251)
Federal income tax expense (benefit) on net realized capital gains (losses)	(293)	174	18

Total federal and foreign income tax benefit	$(401)	$(119)	$(233)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

		December 31,
	2012	2011	Change

	(In Millions)

DTAs:
Ordinary
Reserve items	$786	$810	$(24)
Policy acquisition costs	514	488	26
Nonadmitted assets	447	501	(54)
Pension and compensation related items	332	343	(11)
Policyholders’ dividends	312	341	(29)
Tax credits	97	78	19
Expense items	55	32	23
Unrealized investment losses	25	2,098	(2,073)
Investment items	-	121	(121)
Other	-	17	(17)

Total ordinary DTAs	2,568	4,829	(2,261)
Nonadmitted DTAs	-	-	-

Admitted ordinary DTAs	2,568	4,829	(2,261)

Capital
Unrealized investment losses	75	82	(7)
Investment items	-	105	(105)

Total capital DTAs	75	187	(112)
Nonadmitted DTAs	-	-	-

Admitted capital DTAs	75	187	(112)

Admitted DTAs	2,643	5,016	(2,373)

DTLs:
Ordinary
Unrealized investment gains	495	2,975	(2,480)
Pension items	258	252	6
Deferred and uncollected premium	241	228	13
Investment items	207	-	207
Reserve for audits and settlements	4	-	4
Other	228	200	28

Total ordinary DTLs	1,433	3,655	(2,222)

Capital
Unrealized investment gains	603	303	300

Total capital DTLs	603	303	300

Total DTLs	2,036	3,958	(1,922)

Net admitted DTA	$607	$1,058	$(451)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes is comprised of the following:

	Years Ended
	December 31,
	2012	2011

	(In Millions)

Net DTA(L)	$(451)	$(369)
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	(100)	358

Change in net deferred income taxes	$(551)	$(11)

As of December 31, 2012, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has total tax credit carryforwards of $97 million in deferred taxes.

The components of federal and foreign income tax on operating items is recorded on the Statutory Statements of Income and Statutory Statements of Changes in Surplus and is different from that which would be obtained by applying the prevailing federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Provision computed at statutory rate	$232	$286	$153
Nonadmitted assets	55	(42)	(129)
Foreign governmental income taxes	11	11	10
Expense items	3	10	(43)
Investment items	(91)	(330)	(179)
Tax credits	(40)	(38)	(40)
Change in reserve valuation basis	(9)	(4)	6
Other	(11)	(1)	(3)

Total statutory income tax expense (benefit)	$150	$(108)	$(225)

Federal and foreign income tax benefit	$(401)	$(119)	$(233)
Change in net deferred income taxes	551	11	8

Total statutory income tax expense (benefit)	$150	$(108)	$(225)

During the years ended December 31, 2012, 2011, and 2010, the Company received refunds of federal income taxes in the amounts of $26 million, $88 million and $309 million, respectively. As a result of the aforementioned refunds, there are no federal income taxes available for recovery as of the year ended December 31, 2012.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. The Company and its subsidiaries and affiliates also file income tax returns in various states and foreign jurisdictions. The Company and its eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns which may be challenged by the various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting guidance for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2012	$329
Gross change related to positions taken in prior years	(94)
Gross change related to positions taken in current year	(8)
Gross change related to settlements	-
Gross change related to lapse of statutes of limitations	-

Balance, December 31, 2012	$227

Included in the liability for unrecognized tax benefits as of December 31, 2012, are $214 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefit balance as of December 31, 2012, includes $10 million of unrecognized tax benefits net of indirect tax benefits of $3 million that, if recognized, would impact the Company’s effective tax rate.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized in the Company’s financial statements as of December 31, 2012 and 2011 was $19 million and $21 million, respectively. The Company has accrued no penalties related to the liability for unrecognized tax benefits.

The Internal Revenue Service (IRS) has completed its examination of the years 2007 and prior. The IRS is currently auditing the years 2008 through 2010. The Company does not expect a material change in its financial position or liquidity as a result of these audits. The Company is currently in litigation with the federal government regarding the timing of the deduction for certain policyholder dividends for tax years 1995 through 1997. In January 2012, the Company prevailed in the U.S. Court of Federal Claims, subject to the government’s right to appeal. The favorable effect of this decision has been reflected in the Company’s financial statements as of December 31, 2011, by recording a federal income tax benefit of $141 million in the Statutory Statements of Income, with a net increase of $58 million to Surplus. The Company recorded additional federal income tax impacts as of December 31, 2012, for tax years ended after 1997 by recording a net federal income tax benefit of $97 million in the Statutory Statements of Income, with a net increase of $16 million to Surplus. As of December 31, 2012 and 2011, the Company had no protective deposits recognized as admitted assets.

In July 2012, the IRS issued an industry directive that addressed the proper timing of partial worthlessness tax deductions claimed by insurance companies for certain securities, including regular interests in mortgage backed securities. In the fourth quarter of 2012, the Company recorded a net federal income tax benefit of $397 million in net realized capital gains, with a net decrease of $392 million in deferred tax assets recorded through surplus.

During 2012 the Company refined its method of allocating taxes to the AVR to better match its deferred tax assets. The impact of this refinement is included in the change in AVR, decreasing surplus by $57 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Small Business Jobs Act of 2010, enacted in September 2010, provided an additional one year extension of the 50% first year bonus depreciation for property placed in service in 2010. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 became law on December 17, 2010. This Act allows the extension of 50% bonus depreciation through 2012 with the option of claiming 100% bonus depreciation for certain property placed in service after September 8, 2010, through 2011. The American Taxpayer Relief Act of 2012, signed into law on January 2, 2013, extended the 50% first year bonus depreciation to qualified property acquired and placed in service before January 1, 2014. These new tax provisions will not have a material effect on the Company’s financial position or liquidity.

16.	Transferable state tax credits

All transferable state tax credits have been used as of December 31, 2012.

17.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, currency exchange risk, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments and medium-term notes along with its international operations. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

Investment and interest rate risks

Investment earnings can be influenced by a number of factors including changes in interest rates, credit spreads, equity markets, general economic conditions and asset allocation. The Company employs a rigorous asset/liability management process to help manage the economics related to investment risks, in particular interest rate risk.

As interest rates decline, certain securities are more susceptible to paydowns and prepayments. During such periods, the Company generally will not be able to reinvest the proceeds at comparable yields. Lower interest rates will likely result in lower net investment income and, if declines are sustained for a long period of time, the Company may be subject to reinvestment risks. Declining interest rates also result in increases in the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and interest credited to account holders. As interest rates decrease, investment spreads may contract as interest rates approach minimum guarantees, leading to an increased liability to the Company.

In periods of increasing interest rates, life insurance policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Credit and other market risks

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Since late 2006, declining U.S. housing prices led to higher delinquency and loss rates, reduced credit availability, and reduced liquidity in the residential loan and securities markets. The decline in housing prices was precipitated by several years of rising residential mortgage rates, relaxed underwriting standards by residential mortgage loan originators and substantial growth in affordable mortgage products including pay option adjustable rate mortgages and interest only loans.

The downturn in housing prices caused a decline in the credit performance of RMBS with unprecedented borrower defaults. Market pricing was affected both by the deterioration in fundamentals as well as by the reduced liquidity and higher risk premium demanded by investors. As measured by Case-Shiller’s home price index, house prices were flat to negative from mid-2011 to mid-2012; the index has turned positive more recently. Liquidation rates and foreclosure resolutions remain low but are above their post-crisis bottoms. Liquidity for securities was weak for most of 2011 but 2012 has seen increased liquidity and trading activity as market participants focus on relative value, improving fundamentals and the scarcity of RMBS due to a lack of new issuance. This has led to the highest post-crisis prices for all RMBS asset classes.

The Company has implemented a review process for determining the nature and timing of OTTI on securities containing these risk characteristics. Cash flows are modeled for all bonds deemed to be at risk for impairment using prepayment, default, and loan loss severity assumptions that vary according to collateral attributes and housing price trends since origination. These assumptions are reviewed quarterly and changes are made as market conditions warrant.

Internal models utilized in testing for impairment calculate the present value of cash flows expected to be received over the average life of the security, discounted at the purchase yield or discount margin. RMBS are highly sensitive to evolving conditions that can impair the cash flows realized by investors and the ultimate emergence of losses is subject to uncertainty. If defaults were to increase above the stresses imposed in the Company’s analysis or default severities were to be worse than expected, management would need to reassess whether such credit events have changed the Company’s assessment of OTTI in light of changes in the expected performance of these assets. Weak new issue market conditions, coupled with uncertain rating agency requirements, continue to adversely affect lenders’ underwriting appetite for new financing arrangements and hence have diminished borrowers’ ability to refinance the underlying mortgages. Also, a further downturn of the economy and the real estate market and high levels of unemployment could result in continued defaults and ultimately, additional recognition of OTTI.

Management’s judgment regarding OTTI and estimated fair value depends upon evolving conditions that can alter the anticipated cash flows realized by investors. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Further deterioration in economic fundamentals could affect management’s judgment regarding OTTI. In addition, deterioration in market conditions may affect carrying values assigned by management. These factors could negatively impact the Company’s results of operations, surplus and disclosed fair values.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lagged the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of each CDO investment may differ from the Company’s assumptions.

As of December 31, 2012, the securities with exposure to entities domiciled within Greece, Italy, Ireland, Portugal and Spain collectively accounted for less than 1% of invested assets held in the Company’s general account. These holdings are highly diversified and over 83% are comprised of investment grade-rated (NAIC) debt securities issued predominantly by domestic utilities and corporations with large global operations. Within these countries, the Company did not have any sovereign debt exposure and it did not hold any domestic bank-issued securities.

The Company has investments in European leveraged loans that have higher interest rates than investment grade debt instruments, reflecting additional risk of default. With a further slight improvement in the fourth quarter of 2012, the average secondary price of leveraged loans in Europe was up around 5% over the year as a whole, primarily driven by underlying corporate performance. Underlying concerns over the macroeconomic outlook and debt burden of certain parts of the Eurozone remain significant, but the Company’s direct exposure on loans to companies in these countries is limited. While progress has been made, the extent of refinancing required in the European loan market over the next three years remains relatively significant and uncertainty over the sources of this refinancing may lead to an increase in default rates going forward.

Current economic leading indicators remain sluggish and the uncertainty of the U.S. debt ceiling continues to be a factor for the Company’s commercial mortgage loan portfolio. The impact of this uncertainty on job growth and business sentiment indicates a slow, uneven economic growth outlook for 2013. Notwithstanding slowing GDP growth, commercial real estate is benefiting from slowly improving leasing fundamentals and limited new supply. The pace of recovery in office, industrial and retail sectors will slow in reaction to slower job growth while apartment and hotel market fundamentals appear sound. Investor appetite for steady cash flow has kept core pricing competitive and broadened the price recovery beyond coastal markets. Real estate markets are not uniform and there are clear leaders and laggards emerging. The Company continues to monitor global, national and local market fundamentals in both its new origination and the portfolio management functions.

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in inflation, salary increases and participants living longer. The risks are that market fluctuations could result in assets that are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels. In the event that the pension obligations arising under the Company’s employee benefit plans exceed the assets set aside to meet the obligations, the Company may be required to make additional contributions or increase its level of contributions to these plans.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered various sublease agreements with affiliates for office space, such as OFI and Babson Capital. Total rental expense on net operating leases, recorded in general insurance expenses, was $79 million, $81 million and $82 million, which is net of $17 million, $22 million and $28 million of sublease receipts, for the years ended December 31, 2012, 2011 and 2010, respectively.

Future minimum commitments for all net operating lease contractual obligations as of December 31, 2012 were as follows:

	Gross Operating	Affiliated	Net Operating
	Leases	Subleases	Leases

	(In Millions)

2013	$91	$15	$76
2014	80	9	71
2015	37	9	28
2016	32	9	23
2017	22	6	16
Thereafter	49	21	28

Total	$311	$69	$242

As of December 31, 2012, nonaffiliated subleases were less than $1 million.

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seeks both compensatory and punitive damages. Although the Company is not aware of any actions or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Since December 2008, the Company and MMHLLC have been named as defendants in a number of putative class action and individual lawsuits filed by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff through his company, Bernard L. Madoff Investment Securities, LLC (BLMIS). The plaintiffs allege a variety of state law and federal securities claims against the Company and/or MMHLLC, and certain of its subsidiaries, seeking to recover losses arising from their investments in several funds managed by Tremont Group Holdings, Inc. (Tremont) or Tremont Partners, Inc., including Rye Select Broad Market Prime Fund, L.P., Rye Select Broad Market Fund, L.P., American Masters Broad Market Prime Fund, L.P., American Masters Market Neutral Fund, L.P. and/or Tremont Market Neutral Fund, L.P. Tremont and its subsidiary, Tremont Partners, Inc., are indirect subsidiaries of MMHLLC. Certain of the lawsuits have been consolidated into three groups of suits pending in the U.S. District Court for the Southern District of New York. In February 2011, the parties in the consolidated federal litigation submitted to the court a proposed settlement agreement. In August 2011, the court entered an order and final judgment approving the settlement. Appeals have been filed and remain pending. The settlement, if affirmed on appeal, will not have a significant financial impact on the Company.

Additionally, a number of other lawsuits were filed in state courts in California, Colorado, Florida, Massachusetts, New Mexico, New York and Washington by investors in Tremont funds against Tremont, and in certain cases against the Company, MMHLLC and other defendants, raising claims similar to those in the consolidated federal litigation. Those cases are in various stages of litigation. The Company believes it has substantial defenses and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from these claims.

In 2009, the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS notified Tremont that the bankruptcy estate of BLMIS has purported preference and fraudulent transfer claims against Tremont’s Rye Select Broad Market funds and certain other Tremont-managed funds to recover redemption payments received from BLMIS by certain of those Rye Select funds. In December 2010, the Trustee filed suit in the U.S. Bankruptcy Court for the Southern District of New York against Tremont, Oppenheimer Acquisition Corp., the Company and others. Certain of these Tremont funds, in turn, have notified the Trustee of substantial claims by them against BLMIS. In September 2011, the court approved the proposed settlement with the Trustee that had been filed with the court in July. Certain parties have filed notices of appeal. In June 2012, the U.S. District Court for the Southern District of New York granted defendants’ motion to dismiss the appeals. The settlement, which has now been affirmed, did not have a significant financial impact on the Company.

On October 19, 2011, Golden Star, Inc. (Golden Star), plan administrator of the Golden Star Administrative Associates 401(k) Plan and Golden Star Bargaining Associates 401(k) Plan, filed a putative class action lawsuit in the U.S. District Court for the District of Massachusetts against the Company. Golden Star alleges, among other things, that the Company breached its alleged fiduciary duties while performing services to 401(k) plans and that certain of its actions constituted “Prohibited Transactions” under the Employee Retirement Income Security Act of 1974. The Company believes that it has numerous substantial defenses to the claims and will vigorously defend itself. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this action.

Christina Chavez (Chavez) filed a putative class action complaint against the Company in April 2010. Chavez alleges that the Company breached its obligations to its term life policyholders in California by not paying dividends on those policies. The parties are engaged in active discovery. The Company believes it has substantial defenses and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In 2009, numerous lawsuits (the Rochester Suits) were filed as putative class actions in connection with the investment performance of certain municipal bond funds advised by OFI and distributed by its subsidiary, OppenheimerFunds Distributor, Inc. The Rochester Suits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the funds contained misrepresentations and omissions, that the investment policies of the funds were not followed and that the funds and other defendants violated federal securities laws and regulations and certain state laws. The Rochester Suits have been consolidated into seven groups, one for each of the funds, in the U.S. district court in Colorado. Amended complaints and motions to dismiss were filed. In October 2011, the court issued an order granting and denying in part defendants’ motions to dismiss in five of the seven suits. In January 2012, the court granted a stipulated scheduling and discovery order in these actions. In September 2012, defendants opposed plaintiffs’ July 2012 motion for class certification and filed motions for partial summary judgment in several of the Rochester Suits. OFI believes it has substantial defenses and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

In May 2009, the Company was named as a defendant in a private action related to certain losses in a bank owned life insurance (BOLI) policy issued by the Company. The plaintiff alleges, among other things, fraud, breach of contract and breach of fiduciary duty claims against the Company, and it seeks to recover losses arising from investments pursuant to the BOLI policy. The Company believes it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

In July 2012, Karen Bacchi filed a putative class action complaint against the Company in federal court alleging that the Company breached its contracts by allegedly failing to distribute surplus in excess of the statutorily prescribed limit. The matter is in the initial pleading stages. The Company believes that it has substantial defenses and will vigorously defend itself. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

In July 2012, members of the Keros family filed a putative class action complaint against the Company and its directors in federal court alleging breach of fiduciary duty related to an alleged violation of Massachusetts law concerning domestic mutual insurance company voting practices. The Company and directors’ motions to dismiss are pending. The Company believes that it has substantial defenses and will vigorously defend itself. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

e.	Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including, among others, the Securities and Exchange Commission, the U.S. Department of Labor and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Market volatility in the financial services industry over the last several years has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future. Additionally, new industry-wide legislation, rules and regulations could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations, investigations, legislative and regulatory changes of which we are aware will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2012 and 2011, the Company had approximately $75 million of unsecured funding commitments. The unsecured commitments are included in private placements in the table below. As of December 31, 2012 and 2011, the Company had not funded, nor had an outstanding balance due on these commitments.

In the normal course of business, the Company enters into letter of credit arrangements. As of December 31, 2012 and 2011, the Company had approximately $82 million and $94 million of outstanding letter of credit arrangements, respectively. As of December 31, 2012 and 2011, the Company did not have a funding request attributable to these letter of credit arrangements.

As of December 31, 2012 and 2011, the Company approved financing of $2,048 million for MassMutual Asset Finance LLC that can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. Borrowings under the facility with the Company as of December 31, 2012 and 2011, were $1,499 million and $1,221 million, respectively, with interest of $31 million, $34 million and $19 million for the years ended December 31, 2012, 2011 and 2010, respectively. The unfunded amount of the facility, totaling $549 million as of December 31, 2012, is included in private placements in the table below. The interest of this facility adjusts monthly based on the 30-day LIBOR.

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2012, the Company had the following commitments:

					There-
	2013	2014	2015	2016	after	Total

			(In Millions)

Private placements	$1,395	$465	$555	$4	$24	$2,443
Mortgage loans	363	13	75	150	-	601
Partnerships and LLC	381	772	217	217	1,057	2,644
LIHTC investments (including equity contributions)	2	41	50	14	91	198

Total	$2,141	$1,291	$897	$385	$1,172	$5,886

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2012 and 2011, the Company had no outstanding obligations attributable to these commitments.

Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited. As of December 31, 2012 and 2011, the Company had no outstanding obligations attributable to these commitments and guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Guarantees

In the normal course of business the Company enters into guarantees related to employee and retirement benefits, the maintenance of subsidiary regulatory capital, surplus levels and liquidity sufficient to meet certain obligations, and other property lease arrangements. If the Company were to recognize a liability, the financial statement impact would be to recognize either an expense or an investment in a subsidiary, controlled, or affiliated entity. The Company has no expectations for recoveries from third parties should these guarantees be triggered. There is no current obligation to make payments under these guarantees. As of December 31, 2012 and 2011, the Company had no outstanding obligations attributable to these guarantees.

The following details contingent guarantees that are made on behalf of the Company’s subsidiaries and affiliates as of December 31, 2012.

Type of guarantee	Nature of guarantee (including term) and events and circumstances that would require the guarantor to perform under guarantee	Carrying amount of liability	Maximum potential amount of future payments (undiscounted) required under the guarantee

($ In Millions)

Employee and Retirement Benefits	The Company guarantees the payment of certain employee and retirement benefits for specific wholly-owned subsidiaries (CREA and Babson Capital), if the subsidiary is unable to pay.	-	The liabilities for these plans of $137 million have been recorded on the subsidiaries’ books and represent the Company’s maximum obligation.

Capital and Surplus Support of Subsidiaries	Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. These unlimited guarantees are made on behalf of certain wholly-owned subsidiaries. (C.M. Life Insurance Company, MML Bay State Life Insurance Company, MassMutual Europe S.A. and MassMutual Japan).	-	These guarantees are not limited and cannot be estimated.

Other Property Lease Arrangements	The Company guarantees the payment of various lease obligations on behalf of its subsidiaries and affiliates originating in 2004, 2007 and 2012 and some are in effect until 2023.	-	The future maximum potential obligations are immaterial to the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

18.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2012 are illustrated below:

		Separate	Separate
	General	Account w/	Account		% of
	Account	Guarantees	Nonguaranteed	Amount	Total

	($ In Millions)

Subject to discretionary withdrawal:
With fair value adjustment	$6,937	$-	$-	$6,937	10%
At book value less current surrender charge of 5% or more	1,851	-	-	1,851	2
At fair value	-	12,105	35,780	47,885	67

Subtotal	8,788	12,105	35,780	56,673	79
Subject to discretionary withdrawal:
At book value without fair value adjustment	3,706	478	-	4,184	6
Not subject to discretionary withdrawal	10,586	250	-	10,836	15

Total	$23,080	$12,833	$35,780	$71,693	100%

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2012 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves - group annuities	$10,165
Policyholders’ reserves - individual annuities	7,592
Liabilities for deposit-type contracts	5,323

Subtotal	23,080

Separate Account Annual Statement:
Annuities	48,363
Other annuity contract deposit-funds and guaranteed interest contracts	250

Subtotal	48,613

Total	$71,693

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Separate accounts

The Company has guaranteed separate accounts classified as the following: (1) indexed, which are invested to outperform an established index based on the guarantee and (2) nonindexed, which fund a long-term interest guarantee in excess of a year that does not exceed 4%. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2012 is as follows:

	Guaranteed

		Nonindexed
		Less Than/	Non
	Indexed	Equal to 4%	Guaranteed	Total

	(In Millions)

Net premium, considerations or deposits for the year ended December 31, 2012	$-	$-	$11,657	$11,657

Reserves at December 31, 2012:
For accounts with assets at:
Fair value	$250	$12,584	$38,358	$51,192

Subtotal	250	12,584	38,358	51,192
Nonpolicy liabilities	-	-	1,139	1,139

Total	$250	$12,584	$39,497	$52,331

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$-	$12,105	$38,358	$50,463
At book value without market value adjustment and current surrender charge of less than 5%	-	479	-	479

Subtotal	-	12,584	38,358	50,942
Not subject to discretionary withdrawal	250	-	-	250
Nonpolicy liabilities	-	-	1,139	1,139

Total	$250	$12,584	$39,497	$52,331

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of amounts reported as transfers to (from) separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers to (from) separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Income:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

From the Separate Account Annual Statement:
Transfers to separate accounts	$11,750	$6,048	$4,357
Transfers from separate accounts	(6,097)	(5,466)	(4,998)

Subtotal	5,653	582	(641)
Reconciling adjustments:
Net deposits on deposit-type liabilities	1	377	547

Net transfers to (from) separate accounts	$5,654	$959	$(94)

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Income (Loss).

19.	Presentation of the Statutory Statements of Cash Flows

As required by SSAP No. 69, “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows non-cash transactions primarily related to the following:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Bank loan rollovers	$2,347	$1,716	$1,187
Bond conversions and refinancing	538	734	667
Mortgages converted to other invested assets	55	180	175
Other invested assets stock distributions	25	4	9
Interest capitalization for long-term debt	3	4	8
Net investment income payment-in-kind bonds	2	2	4
Stock conversions	1	106	529
Dividend reinvestment	-	4	8

The bank loan rollovers represent transactions processed as the result of rate resets on existing bank loans and are included in the proceeds from investments sold, matured or repaid on bonds and cost of investments acquired for bonds on the Statutory Statements of Cash Flows.

20.	Subsequent events

The Company has evaluated subsequent events through February 22, 2013, the date the financial statements were available to be issued.

On January 1, 2013, the Company completed its acquisition of The Hartford’s Retirement Plans business. The transaction was primarily structured as a reinsurance agreement, under which the Company paid $355 million as a ceding commission.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Under the reinsurance agreement, which is structured on an indemnity reinsurance basis, the Company will assume 100% of the liabilities and obligations for the insurance contracts relating to The Hartford’s Retirement Plans business. In addition, the Company will reinsure contracts written on The Hartford’s policy form by the Company’s Retirement Services Division during a post-closing transition period which is expected to be 12 months. The obligations include two parts to the reinsurance agreement. First, a coinsurance agreement related to the GIA contracts under which the contract liabilities and the assets to support those liabilities were transferred to, and held by the Company. The assets and associated reserves and liabilities will be reported in the financial statements of the Company. Second, a modified coinsurance agreement related to the SIA contracts. The individual investments and reserves were not transferred to or held by the Company and therefore the assets and liabilities will not be reported in the financial statements of the Company. However, the Company will recognize a receivable or payable representing its rights and obligations under the modified coinsurance agreement.

No additional events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

21.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2012 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor L, LLC

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MML Private Equity Fund Investor LLC

MML Re Finance LLC

MMC Equipment Finance LLC

CB – Apts, LLC

CV Apts, LLC

MP – Apts, LLC

MSP – SC, LLC

MW – Apts, LLC

PL – Apts, LLC – 92% (remaining 8% owned by C.M. Life Insurance Company)

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

WW – Apts, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

MassMutual External Benefits Group LLC

MSC Holding Company, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Re Finance LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiary of MMC Equipment Finance LLC

MassMutual Asset Finance LLC

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual International LLC

MML Investors Services, LLC

MML Realty Management Corporation

MassMutual International Holding MSC, Inc.

MassMutual Capital Partners LLC

First Mercantile Trust Company

MM Asset Management Holding LLC

Subsidiaries of MM Asset Management Holding LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corp. – 99%

MassMutual Baring Holding LLC

Babson Capital Finance, LLC

Subsidiary of MSC Holding Company, LLC

MassMutual Holding MSC, Inc.

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MML Series Investment Fund II

MassMutual Select Funds

MassMutual Premier Funds

Jefferies Finance LLC – 45% (5% owned by Babson Capital Management LLC; remaining 50% owned by Jefferies

Group, Inc.)

580 Walnut Cincinnati LLC – 50%

Invicta Advisors LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

22.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2012	$378,096,660.04	$-	$378,096,660.04	$366,323,110.21	$(11,773,549.83)	$366,323,110.21	$333,086,072.58
September 30, 2012	816,573,456.06	-	816,573,456.06	788,350,822.82	(28,222,633.24)	788,350,822.82	697,683,288.85
June 30, 2012	912,025,936.52	-	912,025,936.52	890,494,220.76	(21,531,715.76)	890,494,220.76	708,872,106.49
March 31, 2012	1,095,018,529.18	-	1,095,018,529.18	1,058,132,041.09	(36,886,488.09)	1,058,132,041.09	841,095,012.78
December 31, 2011	1,090,904,993.06	-	1,090,904,993.06	1,056,761,288.41	(34,143,704.65)	1,056,761,288.41	754,310,837.90
September 30, 2011	762,320,631.78	-	762,320,631.78	738,510,047.63	(23,810,584.15)	738,510,047.63	546,494,231.96
June 30, 2011	1,130,732,656.14	-	1,130,732,656.14	1,078,535,670.23	(52,196,985.91)	1,078,535,670.23	839,143,290.12
March 31, 2011	1,097,705,351.09	-	1,097,705,351.09	1,068,852,203.67	(28,853,147.42)	1,068,852,203.67	816,688,348.33
December 31, 2010	968,742,508.30	-	968,742,508.30	950,111,416.81	(18,631,091.49)	950,111,416.81	708,895,636.97
September 30, 2010	915,728,029.86	-	915,728,029.86	889,896,058.18	(25,831,971.68)	889,896,058.18	673,462,492.71
June 30, 2010	1,362,887,892.31	-	1,362,887,892.31	1,335,628,211.52	(27,259,680.79)	1,335,628,211.52	975,241,505.93
March 31, 2010	1,471,905,695.71	-	1,471,905,695.71	1,391,337,542.96	(80,568,152.75)	1,391,337,542.96	1,015,645,802.04
December 31, 2009	1,349,124,213.70	-	1,349,124,213.70	1,290,817,167.68	(58,307,046.02)	1,290,817,167.68	852,088,739.42
September 30, 2009	2,953,442,689.02	(106,853,708.32)	2,846,588,980.70	2,700,948,264.43	(145,640,716.27)	2,700,948,264.43	1,692,409,639.54
Totals		$(106,853,708.32)			$(593,657,468.05)

The following is the impairment listing for loan-backed securities for the three months ended December 31, 2012:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
02146QAB9	$9,320,782.36	$-	$9,320,782.36	$9,139,853.14	$(180,929.22)	$9,139,853.14	$9,069,355.10
05946XYB3	23,896.52	-	23,896.52	18,328.94	(5,567.58)	18,328.94	45,891.37
05946XYP2	708,902.34	-	708,902.34	682,357.82	(26,544.52)	682,357.82	601,121.02
06652DAA7	4,284,094.76	-	4,284,094.76	4,233,256.04	(50,838.72)	4,233,256.04	4,126,959.91
07325VAG9	1,562,840.35	-	1,562,840.35	1,529,749.86	(33,090.49)	1,529,749.86	1,469,093.82
07389PAY6	191,771.23	-	191,771.23	170,306.13	(21,465.10)	170,306.13	166,754.27
07389VAA5	1,230,347.36	-	1,230,347.36	1,126,193.29	(104,154.07)	1,126,193.29	1,152,071.57
12479DAC2	8,267,444.20	-	8,267,444.20	7,152,586.32	(1,114,857.88)	7,152,586.32	6,469,046.14
126671UU8	44,313.44	-	44,313.44	43,756.33	(557.11)	43,756.33	38,210.80
12667GME0	11,694,439.04	-	11,694,439.04	11,592,782.36	(101,656.68)	11,592,782.36	10,905,416.84
12668A4B8	9,701,082.41	-	9,701,082.41	9,654,594.78	(46,487.63)	9,654,594.78	8,935,378.57
12668BE33	10,096,780.94	-	10,096,780.94	9,907,738.06	(189,042.88)	9,907,738.06	9,708,068.67
126694YM4	2,239,453.44	-	2,239,453.44	2,147,349.96	(92,103.48)	2,147,349.96	1,976,788.89
12669FW82	134,544.20	-	134,544.20	132,368.49	(2,175.71)	132,368.49	127,727.95
12669GRM5	1,968,489.18	-	1,968,489.18	1,869,461.50	(99,027.68)	1,869,461.50	1,791,163.16
12669UBB5	536,100.79	-	536,100.79	326,581.52	(209,519.27)	326,581.52	383,993.09
14453MAB0	5,552,661.69	-	5,552,661.69	5,439,992.43	(112,669.26)	5,439,992.43	4,786,048.19
23332UCM4	387,038.04	-	387,038.04	377,798.71	(9,239.33)	377,798.71	375,416.10
23332UDU5	13,297,438.84	-	13,297,438.84	13,134,362.56	(163,076.28)	13,134,362.56	12,046,704.60
26410QAJ0	190,460.58	-	190,460.58	-	(190,460.58)	-	371,126.04
30251YAB4	5,976,882.17	-	5,976,882.17	5,948,065.42	(28,816.75)	5,948,065.42	5,857,460.84
362480AD7	8,077,813.86	-	8,077,813.86	8,028,051.94	(49,761.92)	8,028,051.94	6,894,111.89
36290PAK3	3,590,762.57	-	3,590,762.57	1,721,505.21	(1,869,257.36)	1,721,505.21	2,196,822.08
39538WBH0	516.93	-	516.93	294.08	(222.85)	294.08	282.55
39539GAA0	2,935,620.22	-	2,935,620.22	2,920,843.03	(14,777.19)	2,920,843.03	2,722,406.86

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
40430HBH0	$950.38	$-	$950.38	$606.90	$(343.48)	$606.90	$497.76
41161PHC0	5,318,247.22	-	5,318,247.22	5,246,310.10	(71,937.12)	5,246,310.10	5,700,952.48
43739EBJ5	6,841,957.03	-	6,841,957.03	6,706,025.82	(135,931.21)	6,706,025.82	6,036,046.50
45660LKW8	18,512,127.82	-	18,512,127.82	18,445,313.61	(66,814.21)	18,445,313.61	15,401,797.82
45660LYW3	2,590,706.25	-	2,590,706.25	2,411,095.54	(179,610.71)	2,411,095.54	2,119,690.21
45660N5H4	4,085,597.66	-	4,085,597.66	4,012,584.48	(73,013.18)	4,012,584.48	4,461,277.13
45660NQ24	1,149,455.15	-	1,149,455.15	1,119,069.15	(30,386.00)	1,119,069.15	1,341,982.04
456612AC4	11,219,948.33	-	11,219,948.33	11,200,404.46	(19,543.87)	11,200,404.46	9,832,091.02
45667WAC2	36,139.55	-	36,139.55	25,798.22	(10,341.33)	25,798.22	36,452.51
466247XE8	4,224,775.79	-	4,224,775.79	4,092,034.06	(132,741.73)	4,092,034.06	3,755,498.69
525221CD7	86,864.53	-	86,864.53	53,770.04	(33,094.49)	53,770.04	72,870.52
525221GM3	2,332,635.06	-	2,332,635.06	2,282,935.45	(49,699.61)	2,282,935.45	2,081,491.82
525221HA8	16,401,997.61	-	16,401,997.61	16,037,388.46	(364,609.15)	16,037,388.46	13,826,098.75
55027AAU4	3,729,293.25	-	3,729,293.25	3,628,919.72	(100,373.53)	3,628,919.72	3,675,404.51
576433G42	5,898,844.31	-	5,898,844.31	5,847,440.62	(51,403.69)	5,847,440.62	5,588,376.26
57643LMP8	1,439,272.59	-	1,439,272.59	1,401,499.80	(37,772.79)	1,401,499.80	1,089,840.42
61750SAB8	360,603.45	-	360,603.45	355,501.66	(5,101.79)	355,501.66	306,408.53
61755AAB2	12,085.50	-	12,085.50	10,763.33	(1,322.17)	10,763.33	6,471.10
61915RBB1	5,115,963.20	-	5,115,963.20	5,095,290.01	(20,673.19)	5,095,290.01	4,889,505.50
64352VPC9	1,356.32	-	1,356.32	553.50	(802.82)	553.50	909.94
65106FAB8	6,747,113.12	-	6,747,113.12	6,718,870.11	(28,243.01)	6,718,870.11	6,212,824.70
66987XBV6	15,239.24	-	15,239.24	15,073.00	(166.24)	15,073.00	12,181.73
75114GAC3	13,704,671.98	-	13,704,671.98	13,346,662.61	(358,009.37)	13,346,662.61	12,424,345.12
75114HAK3	3,812,242.51	-	3,812,242.51	3,641,050.77	(171,191.74)	3,641,050.77	2,731,962.22
75405KAG3	6,044.09	-	6,044.09	5,050.66	(993.43)	5,050.66	4,232.78
760985NZ0	54,796.47	-	54,796.47	45,518.12	(9,278.35)	45,518.12	36,010.92
76110GE23	4,314,078.81	-	4,314,078.81	4,097,768.60	(216,310.21)	4,097,768.60	4,277,733.62
76110GG62	4,350,445.04	-	4,350,445.04	4,056,131.23	(294,313.81)	4,056,131.23	4,268,758.70
76110GYL9	1,105,529.94	-	1,105,529.94	1,103,557.87	(1,972.07)	1,103,557.87	1,077,493.80
76110GZQ7	5,722,933.68	-	5,722,933.68	5,075,857.52	(647,076.16)	5,075,857.52	5,242,199.68
761118WP9	8,227,539.35	-	8,227,539.35	7,987,880.27	(239,659.08)	7,987,880.27	7,801,974.68
77277LAF4	38,874,645.93	-	38,874,645.93	37,914,893.16	(959,752.77)	37,914,893.16	30,679,065.88
77277LAH0	1,933,141.62	-	1,933,141.62	1,886,324.40	(46,817.22)	1,886,324.40	2,969,324.97
77277LAJ6	27,368,866.47	-	27,368,866.47	26,706,041.82	(662,824.65)	26,706,041.82	19,305,363.39
79548KXQ6	854,016.55	-	854,016.55	853,654.62	(361.93)	853,654.62	765,383.55
81379EAA0	217,866.27	-	217,866.27	197,747.65	(20,118.62)	197,747.65	207,574.07
863579HM3	982.37	-	982.37	601.34	(381.03)	601.34	1,857.50
86358HHX0	727,295.32	-	727,295.32	704,800.36	(22,494.96)	704,800.36	658,168.59
86358HRL5	24,838.33	-	24,838.33	19,696.11	(5,142.22)	19,696.11	19,315.57
86358R5Q6	126,261.83	-	126,261.83	118,691.91	(7,569.92)	118,691.91	103,356.43
86359BU82	18,520.16	-	18,520.16	16,577.86	(1,942.30)	16,577.86	54,488.33
86359DUL9	135,684.06	-	135,684.06	133,404.84	(2,279.22)	133,404.84	119,675.19
86359DUV7	2,532.67	-	2,532.67	1,796.94	(735.73)	1,796.94	1,918.92
86359LRW1	15,323,951.25	-	15,323,951.25	15,048,489.07	(275,462.18)	15,048,489.07	13,732,523.78
86360JAN1	2,453,060.78	-	2,453,060.78	2,436,076.21	(16,984.57)	2,436,076.21	2,235,923.08
86360KAF5	24,834,345.35	-	24,834,345.35	24,356,935.40	(477,409.95)	24,356,935.40	22,639,394.94
86361HAA2	9,286,566.20	-	9,286,566.20	8,875,908.50	(410,657.70)	8,875,908.50	7,673,626.93
88157QAL2	573,449.81	-	573,449.81	532,347.23	(41,102.58)	532,347.23	1,443,040.60
89789KAC9	14,229.51	-	14,229.51	11,365.94	(2,863.57)	11,365.94	131,384.68
92977YAY7	1,678,839.27	-	1,678,839.27	1,364,044.54	(314,794.73)	1,364,044.54	255,144.00
93934FJQ6	11,668,823.78	-	11,668,823.78	11,625,486.02	(43,337.76)	11,625,486.02	11,113,685.96
984582AA4	2,544,809.82	-	2,544,809.82	2,153,322.68	(391,487.14)	2,153,322.68	2,445,054.44
Totals	$378,096,660.04	$-	$378,096,660.04	$366,323,110.21	$(11,773,549.83)	$366,323,110.21	$333,086,072.58

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed securities for the three months ended September 30, 2012:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00104BAF7	$85,000.00	$-	$85,000.00	$20,000.00	$(65,000.00)	$20,000.00	$20,000.00
004421TD5	1,385,825.15	-	1,385,825.15	1,315,875.19	(69,949.96)	1,315,875.19	1,270,167.00
00442KAD3	3,211,011.30	-	3,211,011.30	3,167,443.77	(43,567.53)	3,167,443.77	2,684,789.02
02146QAB9	9,869,919.23	-	9,869,919.23	9,669,849.28	(200,069.95)	9,669,849.28	8,971,526.82
02147DAB7	8,170,690.96	-	8,170,690.96	8,103,775.43	(66,915.53)	8,103,775.43	7,895,446.07
02150MAB1	13,116,031.08	-	13,116,031.08	12,887,551.15	(228,479.93)	12,887,551.15	13,011,475.43
02660TBF9	250,071.28	-	250,071.28	145,570.58	(104,500.70)	145,570.58	1,040,778.77
02660TGN7	6,430,479.32	-	6,430,479.32	6,123,949.20	(306,530.12)	6,123,949.20	5,452,232.79
02660TGS6	5,479,176.12	-	5,479,176.12	5,365,612.13	(113,563.99)	5,365,612.13	4,687,198.15
02660THL0	816,498.41	-	816,498.41	806,453.97	(10,044.44)	806,453.97	747,179.44
02660TJB0	16,520,049.00	-	16,520,049.00	15,272,638.61	(1,247,410.39)	15,272,638.61	13,968,184.79
02660XAD6	2,707,500.01	-	2,707,500.01	2,568,739.18	(138,760.83)	2,568,739.18	2,670,016.74
026929AD1	6,086,467.38	-	6,086,467.38	5,859,618.06	(226,849.32)	5,859,618.06	5,471,643.42
03072SPD1	277,474.17	-	277,474.17	275,809.52	(1,664.65)	275,809.52	231,738.26
040104QN4	1,985,075.16	-	1,985,075.16	1,970,762.96	(14,312.20)	1,970,762.96	1,714,152.18
040104TF8	65,161.17	-	65,161.17	65,126.38	(34.79)	65,126.38	58,698.30
040104TG6	94,912.11	-	94,912.11	94,841.58	(70.53)	94,841.58	88,066.79
05950DAA8	8,051,249.93	-	8,051,249.93	7,888,415.28	(162,834.65)	7,888,415.28	7,653,912.29
06652DAA7	4,595,312.46	-	4,595,312.46	4,431,432.75	(163,879.71)	4,431,432.75	4,108,675.87
07325VAG9	1,667,229.09	-	1,667,229.09	1,634,135.74	(33,093.35)	1,634,135.74	1,488,340.58
07386HKS9	336,273.33	-	336,273.33	333,104.11	(3,169.22)	333,104.11	300,323.23
07386HMP3	998,207.17	-	998,207.17	986,566.99	(11,640.18)	986,566.99	905,110.80
07389PAY6	307,671.02	-	307,671.02	195,762.30	(111,908.72)	195,762.30	164,832.50
07389VAA5	1,273,548.32	-	1,273,548.32	1,233,817.70	(39,730.62)	1,233,817.70	1,118,009.35
12489WQH0	111,963.43	-	111,963.43	95,819.61	(16,143.82)	95,819.61	565,519.20
1248MEAA7	5,909,561.79	-	5,909,561.79	5,454,185.36	(455,376.43)	5,454,185.36	3,737,977.61
1248MGAJ3	56,112.67	-	56,112.67	55,111.01	(1,001.66)	55,111.01	50,369.09
1248MPAH7	196,783.15	-	196,783.15	140,799.20	(55,983.95)	140,799.20	215,557.17
126670LP1	4,922,394.55	-	4,922,394.55	4,212,606.10	(709,788.45)	4,212,606.10	4,477,464.00
126670QZ4	287,161.36	-	287,161.36	242,980.15	(44,181.21)	242,980.15	258,375.50
126671UU8	47,238.91	-	47,238.91	47,087.75	(151.16)	47,087.75	39,359.86
12667GCB7	134,932.18	-	134,932.18	134,006.56	(925.62)	134,006.56	130,120.33
12667GME0	12,516,809.19	-	12,516,809.19	12,146,740.32	(370,068.87)	12,146,740.32	10,727,475.66
12667GR62	1,899,370.86	-	1,899,370.86	1,844,305.56	(55,065.30)	1,844,305.56	1,727,108.17
12667NAC2	190,099.57	-	190,099.57	187,708.98	(2,390.59)	187,708.98	186,799.06
12668A3Q6	5,220,563.07	-	5,220,563.07	5,166,712.20	(53,850.87)	5,166,712.20	5,114,745.39
12668ACZ6	2,617,490.20	-	2,617,490.20	2,572,255.18	(45,235.02)	2,572,255.18	2,290,023.95
12668AEV3	8,397,184.43	-	8,397,184.43	8,063,626.87	(333,557.56)	8,063,626.87	7,733,322.03
12668BB77	16,813,583.21	-	16,813,583.21	16,165,081.37	(648,501.84)	16,165,081.37	15,267,740.77
12668BE33	10,608,729.70	-	10,608,729.70	10,309,768.18	(298,961.52)	10,309,768.18	9,534,877.39
126694YM4	2,318,172.61	-	2,318,172.61	2,317,787.17	(385.44)	2,317,787.17	1,998,319.41
12669FW82	807,603.10	-	807,603.10	728,333.68	(79,269.42)	728,333.68	638,614.83
12669GKH3	9,297,064.84	-	9,297,064.84	9,157,301.52	(139,763.32)	9,157,301.52	10,063,598.74
12669GUR0	2,510,151.11	-	2,510,151.11	2,426,569.22	(83,581.89)	2,426,569.22	2,126,517.86
12669UBB5	577,383.54	-	577,383.54	543,260.47	(34,123.07)	543,260.47	406,123.72
14453MAB0	5,994,542.93	-	5,994,542.93	5,822,082.94	(172,459.99)	5,822,082.94	4,701,559.98
14454AAB5	1,800,461.12	-	1,800,461.12	1,677,036.58	(123,424.54)	1,677,036.58	1,591,708.24
14983CAA3	984,170.40	-	984,170.40	969,590.10	(14,580.30)	969,590.10	815,714.71
22540VG71	130,709.14	-	130,709.14	130,675.08	(34.06)	130,675.08	130,025.32
22541SXR4	1,512,132.28	-	1,512,132.28	1,422,602.72	(89,529.56)	1,422,602.72	1,188,789.95

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
23243AAD8	$702,229.95	$-	$702,229.95	$681,454.17	$(20,775.78)	$681,454.17	$624,250.70
23245QAA7	1,628,273.50	-	1,628,273.50	1,589,532.01	(38,741.49)	1,589,532.01	1,566,167.19
23332UAC8	3,276,133.69	-	3,276,133.69	3,178,167.62	(97,966.07)	3,178,167.62	3,766,901.31
23332UAR5	6,741,362.58	-	6,741,362.58	6,559,992.29	(181,370.29)	6,559,992.29	7,018,715.96
23332UBV5	4,029,640.03	-	4,029,640.03	3,876,007.69	(153,632.34)	3,876,007.69	3,886,993.68
23332UCM4	403,592.75	-	403,592.75	396,879.36	(6,713.39)	396,879.36	368,092.05
23332UDU5	14,338,921.99	-	14,338,921.99	13,722,207.61	(616,714.38)	13,722,207.61	11,911,773.68
23332UFV1	1,077,072.50	-	1,077,072.50	997,406.70	(79,665.80)	997,406.70	933,919.73
251510NC3	11,830,571.08	-	11,830,571.08	10,964,975.47	(865,595.61)	10,964,975.47	6,836,695.19
28140XAE9	44,000.00	-	44,000.00	-	(44,000.00)	-	180,432.00
32051DV33	411,468.64	-	411,468.64	359,110.52	(52,358.12)	359,110.52	415,924.50
32113JAA3	524,407.05	-	524,407.05	489,022.15	(35,384.90)	489,022.15	437,139.43
362341L49	4,425,602.42	-	4,425,602.42	4,162,981.73	(262,620.69)	4,162,981.73	3,133,037.82
36242DBJ1	373,091.99	-	373,091.99	363,392.73	(9,699.26)	363,392.73	365,798.61
362480AD7	818,813.53	-	818,813.53	800,798.68	(18,014.85)	800,798.68	708,772.26
39538RBB4	8,837,531.53	-	8,837,531.53	8,671,538.79	(165,992.74)	8,671,538.79	7,719,420.61
39538WBH0	2,674.31	-	2,674.31	2,500.33	(173.98)	2,500.33	1,348.48
39538WFH6	7,107,201.63	-	7,107,201.63	6,829,766.21	(277,435.42)	6,829,766.21	6,207,709.49
39538WHF8	20,436,910.95	-	20,436,910.95	19,982,637.72	(454,273.23)	19,982,637.72	17,530,138.30
39539GAA0	3,131,528.68	-	3,131,528.68	3,040,304.05	(91,224.63)	3,040,304.05	2,779,958.90
40430HBH0	3,807.98	-	3,807.98	2,365.06	(1,442.92)	2,365.06	4,835.72
41161PFR9	874,319.04	-	874,319.04	870,422.32	(3,896.72)	870,422.32	836,750.57
41161PHU0	5,378,599.79	-	5,378,599.79	5,312,154.11	(66,445.68)	5,312,154.11	5,714,722.05
41161PKH5	333,249.83	-	333,249.83	317,782.31	(15,467.52)	317,782.31	328,714.19
41161PLR2	8,371,145.78	-	8,371,145.78	8,227,592.91	(143,552.87)	8,227,592.91	7,610,370.30
41161PMG5	10,265,049.13	-	10,265,049.13	10,057,344.02	(207,705.11)	10,057,344.02	8,933,425.54
41161PQU0	9,172,389.34	-	9,172,389.34	9,136,472.74	(35,916.60)	9,136,472.74	8,380,147.54
41161PSK0	3,478,271.55	-	3,478,271.55	3,454,855.94	(23,415.61)	3,454,855.94	3,116,817.04
41161PTN3	1,485,257.91	-	1,485,257.91	1,444,623.62	(40,634.29)	1,444,623.62	1,367,281.30
41161PWB5	4,646,026.49	-	4,646,026.49	4,602,682.04	(43,344.45)	4,602,682.04	4,113,910.79
41161PXH1	548,433.09	-	548,433.09	537,045.78	(11,387.31)	537,045.78	499,452.81
41164LAB5	8,448,415.82	-	8,448,415.82	8,180,637.98	(267,777.84)	8,180,637.98	6,432,440.57
41164YAB7	8,482,076.57	-	8,482,076.57	8,333,726.65	(148,349.92)	8,333,726.65	7,246,002.39
43739EBJ5	7,058,150.46	-	7,058,150.46	7,007,297.76	(50,852.70)	7,007,297.76	5,939,909.98
45071KDD3	839,825.09	-	839,825.09	749,122.18	(90,702.91)	749,122.18	759,242.51
45254NJG3	895,740.78	-	895,740.78	878,506.92	(17,233.86)	878,506.92	880,139.68
45254NJV0	766,580.95	-	766,580.95	755,961.94	(10,619.01)	755,961.94	720,069.78
45254NML8	1,125,979.69	-	1,125,979.69	1,068,860.98	(57,118.71)	1,068,860.98	971,152.92
45254NNP8	9,403,371.46	-	9,403,371.46	9,242,236.34	(161,135.12)	9,242,236.34	8,852,219.04
45254NPA9	3,389,379.80	-	3,389,379.80	3,190,682.08	(198,697.72)	3,190,682.08	3,089,441.21
45254NPU5	3,497,954.43	-	3,497,954.43	3,226,170.03	(271,784.40)	3,226,170.03	3,586,159.25
45254TSM7	2,704,824.59	-	2,704,824.59	2,648,494.36	(56,330.23)	2,648,494.36	2,249,586.79
452570AA2	38,044.53	-	38,044.53	36,590.40	(1,454.13)	36,590.40	36,303.60
45257EAA2	2,672,524.41	-	2,672,524.41	2,598,631.98	(73,892.43)	2,598,631.98	2,219,789.35
45660LKW8	19,422,015.89	-	19,422,015.89	18,851,953.78	(570,062.11)	18,851,953.78	14,706,208.59
45660LW96	1,890,980.36	-	1,890,980.36	1,882,259.02	(8,721.34)	1,882,259.02	1,776,779.42
45660LYW3	2,651,096.95	-	2,651,096.95	2,621,771.19	(29,325.76)	2,621,771.19	2,114,696.81
45660N2J3	3,200,163.07	-	3,200,163.07	3,186,018.57	(14,144.50)	3,186,018.57	3,533,256.10
45660NS30	1,704,040.33	-	1,704,040.33	1,697,430.89	(6,609.44)	1,697,430.89	1,511,345.12
45660NT96	1,772,999.59	-	1,772,999.59	1,739,284.08	(33,715.51)	1,739,284.08	2,163,248.96
456612AC4	11,961,695.73	-	11,961,695.73	11,531,113.16	(430,582.57)	11,531,113.16	9,704,906.36
46412AAD4	4,450,689.02	-	4,450,689.02	2,777,199.64	(1,673,489.38)	2,777,199.64	4,146,653.29
466247UG6	1,765,463.00	-	1,765,463.00	1,745,471.77	(19,991.23)	1,745,471.77	1,671,013.64

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
466247XE8	$4,528,510.15	$-	$4,528,510.15	$4,344,059.17	$(184,450.98)	$4,344,059.17	$3,759,851.11
46627MBQ9	9,095,045.46	-	9,095,045.46	8,754,441.61	(340,603.85)	8,754,441.61	7,789,362.95
46629BAR0	3,063,023.79	-	3,063,023.79	3,046,423.87	(16,599.92)	3,046,423.87	2,525,241.11
525221AJ6	1,920,906.01	-	1,920,906.01	1,828,241.78	(92,664.23)	1,828,241.78	1,633,344.92
525221CD7	99,549.31	-	99,549.31	85,811.54	(13,737.77)	85,811.54	67,177.70
525221HA8	16,974,165.86	-	16,974,165.86	16,922,984.16	(51,181.70)	16,922,984.16	12,633,102.93
525226AL0	1,047,118.57	-	1,047,118.57	975,947.93	(71,170.64)	975,947.93	352,987.74
525229AG5	386,538.40	-	386,538.40	364,494.80	(22,043.60)	364,494.80	216,089.08
52524VAG4	8,880,642.30	-	8,880,642.30	8,448,297.51	(432,344.79)	8,448,297.51	7,860,943.53
52524YAF0	7,938,173.02	-	7,938,173.02	7,633,009.65	(305,163.37)	7,633,009.65	6,686,867.82
550279AA1	3,558,070.71	-	3,558,070.71	3,455,606.28	(102,464.43)	3,455,606.28	3,262,598.43
55027AAR1	7,952,505.19	-	7,952,505.19	7,813,568.33	(138,936.86)	7,813,568.33	6,320,491.78
55027BAA6	10,884,773.60	-	10,884,773.60	10,566,744.11	(318,029.49)	10,566,744.11	9,346,869.47
576433H33	283,667.90	-	283,667.90	272,217.42	(11,450.48)	272,217.42	261,734.57
576433RU2	1,353,577.12	-	1,353,577.12	1,272,352.70	(81,224.42)	1,272,352.70	1,124,196.89
576433SE7	1,367,493.57	-	1,367,493.57	1,291,443.14	(76,050.43)	1,291,443.14	881,619.00
57643LMP8	1,521,589.02	-	1,521,589.02	1,467,456.62	(54,132.40)	1,467,456.62	1,080,718.39
589929N38	1,128,343.17	-	1,128,343.17	1,124,608.38	(3,734.79)	1,124,608.38	1,121,005.99
589929X29	3,219,135.72	-	3,219,135.72	3,162,749.88	(56,385.84)	3,162,749.88	3,083,514.94
59020UQ57	3,216,569.32	-	3,216,569.32	3,134,642.91	(81,926.41)	3,134,642.91	2,056,200.40
617463AA2	15,957.84	-	15,957.84	15,572.05	(385.79)	15,572.05	12,714.50
61748HAA9	10,679.44	-	10,679.44	10,549.38	(130.06)	10,549.38	11,455.55
61750FAE0	700,285.02	-	700,285.02	688,486.26	(11,798.76)	688,486.26	607,105.55
61753KAB2	121,326.36	-	121,326.36	64,367.48	(56,958.88)	64,367.48	61,996.57
61757MAB4	2,139,886.61	-	2,139,886.61	1,570,104.92	(569,781.69)	1,570,104.92	2,041,732.19
61915RBB1	5,370,697.25	-	5,370,697.25	5,254,499.28	(116,197.97)	5,254,499.28	4,941,918.72
638728AC9	1,805,925.45	-	1,805,925.45	1,647,260.90	(158,664.55)	1,647,260.90	1,656,632.29
64352VNY3	2,771,152.24	-	2,771,152.24	2,267,069.86	(504,082.38)	2,267,069.86	1,837,659.00
64352VPC9	8,338.54	-	8,338.54	4,623.94	(3,714.60)	4,623.94	6,138.11
65106FAB8	7,183,924.50	-	7,183,924.50	7,147,231.17	(36,693.33)	7,147,231.17	6,400,260.04
65535VUS5	1,434,863.05	-	1,434,863.05	1,302,986.92	(131,876.13)	1,302,986.92	1,251,562.72
68383NBZ5	4,000,850.81	-	4,000,850.81	3,745,222.49	(255,628.32)	3,745,222.49	3,941,383.87
68383NCA9	16,533,784.14	-	16,533,784.14	16,234,620.96	(299,163.18)	16,234,620.96	16,981,217.67
68383NCD3	2,675,434.84	-	2,675,434.84	2,604,043.22	(71,391.62)	2,604,043.22	2,572,371.00
68383NDT7	6,481,943.18	-	6,481,943.18	6,369,680.71	(112,262.47)	6,369,680.71	5,205,734.12
68383NDW0	5,825,533.09	-	5,825,533.09	5,649,906.06	(175,627.03)	5,649,906.06	4,145,042.55
74922AAA5	10,526,116.43	-	10,526,116.43	9,677,646.46	(848,469.97)	9,677,646.46	7,633,577.61
74922MAB7	7,248,372.12	-	7,248,372.12	6,714,771.76	(533,600.36)	6,714,771.76	6,715,310.51
74922MAC5	707,323.17	-	707,323.17	660,547.34	(46,775.83)	660,547.34	699,536.00
75114GAC3	14,411,026.37	-	14,411,026.37	13,941,542.93	(469,483.44)	13,941,542.93	11,356,754.41
75114HAD9	13,608,091.32	-	13,608,091.32	13,060,457.61	(547,633.71)	13,060,457.61	11,126,549.82
75114HAK3	4,204,427.10	-	4,204,427.10	3,727,063.95	(477,363.15)	3,727,063.95	2,461,201.96
75405KAG3	11,830.73	-	11,830.73	7,862.00	(3,968.73)	7,862.00	7,577.91
76110GE23	4,391,658.82	-	4,391,658.82	4,387,721.30	(3,937.52)	4,387,721.30	4,357,038.85
76110GUG4	1,147,028.99	-	1,147,028.99	1,119,058.74	(27,970.25)	1,119,058.74	1,098,963.42
761118NN4	7,313,920.69	-	7,313,920.69	6,861,943.31	(451,977.38)	6,861,943.31	6,785,487.46
761118RJ9	276,531.77	-	276,531.77	266,120.78	(10,410.99)	266,120.78	252,111.95
77277LAF4	39,517,587.09	-	39,517,587.09	38,874,645.93	(642,941.16)	38,874,645.93	26,606,966.38
77277LAH0	1,964,959.14	-	1,964,959.14	1,933,141.62	(31,817.52)	1,933,141.62	2,572,624.78
77277LAJ6	27,814,860.59	-	27,814,860.59	27,368,866.47	(445,994.12)	27,368,866.47	16,742,920.30
81378EAA1	1,925,635.35	-	1,925,635.35	1,829,366.14	(96,269.21)	1,829,366.14	1,842,362.88
81379EAA0	246,817.09	-	246,817.09	236,120.61	(10,696.48)	236,120.61	207,882.97
83613GAA7	2,012,128.31	-	2,012,128.31	1,894,346.96	(117,781.35)	1,894,346.96	1,930,801.74

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
863579HM3	$2,958.38	$-	$2,958.38	$1,663.65	$(1,294.73)	$1,663.65	$2,719.25
86359BU82	48,193.66	-	48,193.66	26,315.63	(21,878.03)	26,315.63	24,054.29
86360JAA9	9,190,506.61	-	9,190,506.61	8,389,847.79	(800,658.82)	8,389,847.79	6,481,882.57
86360JAE1	6,854,732.97	-	6,854,732.97	6,511,222.23	(343,510.74)	6,511,222.23	5,317,343.11
86360KAF5	26,074,176.98	-	26,074,176.98	25,895,531.95	(178,645.03)	25,895,531.95	23,412,386.09
86360UAF3	3,138,149.64	-	3,138,149.64	3,009,035.04	(129,114.60)	3,009,035.04	2,753,523.93
86362HAA1	7,317,300.14	-	7,317,300.14	7,305,095.32	(12,204.82)	7,305,095.32	6,677,392.01
88157QAL2	648,398.13	-	648,398.13	567,274.44	(81,123.69)	567,274.44	1,394,925.58
89789KAC9	20,085.78	-	20,085.78	15,044.02	(5,041.76)	15,044.02	16,248.72
92922F4M7	3,796,821.22	-	3,796,821.22	3,662,184.15	(134,637.07)	3,662,184.15	3,359,468.93
92922F5T1	6,349,746.87	-	6,349,746.87	6,082,648.99	(267,097.88)	6,082,648.99	5,770,123.31
92922FB72	1,044,633.17	-	1,044,633.17	1,024,610.17	(20,023.00)	1,024,610.17	1,021,754.74
92922FJ25	5,517,864.48	-	5,517,864.48	5,358,099.61	(159,764.87)	5,358,099.61	4,984,701.82
92922FZF8	7,110,463.72	-	7,110,463.72	7,056,485.15	(53,978.57)	7,056,485.15	7,480,813.93
92925CBB7	3,657,148.66	-	3,657,148.66	3,509,428.92	(147,719.74)	3,509,428.92	3,067,040.60
92977YAY7	1,710,312.44	-	1,710,312.44	1,674,947.94	(35,364.50)	1,674,947.94	257,348.00
939336X65	9,716,858.34	-	9,716,858.34	9,515,392.27	(201,466.07)	9,515,392.27	10,498,736.16
93934FHC9	6,877,031.30	-	6,877,031.30	6,575,156.56	(301,874.74)	6,575,156.56	5,456,555.03
93934FJQ6	12,186,984.18	-	12,186,984.18	12,035,963.57	(151,020.61)	12,035,963.57	10,519,269.00
Totals	$816,573,456.06	$-	$816,573,456.06	$788,350,822.82	$(28,222,633.24)	$788,350,822.82	$697,683,288.85

The following is the impairment listing for loan-backed securities for the three months ended June 30, 2012:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00104BAF7	$200,000.00	$-	$200,000.00	$85,000.00	$(115,000.00)	$85,000.00	$85,000.00
004421TD5	1,431,855.30	-	1,431,855.30	1,363,868.44	(67,986.86)	1,363,868.44	1,153,173.00
00442JAE4	3,862,291.68	-	3,862,291.68	3,851,473.26	(10,818.42)	3,851,473.26	3,572,149.48
00442KAD3	3,369,186.36	-	3,369,186.36	3,302,832.79	(66,353.57)	3,302,832.79	2,132,351.50
02146QAB9	10,287,869.59	-	10,287,869.59	10,218,956.32	(68,913.27)	10,218,956.32	7,537,246.63
02147CAA1	7,107,918.64	-	7,107,918.64	6,969,965.32	(137,953.32)	6,969,965.32	6,342,616.04
02147DAB7	8,606,269.92	-	8,606,269.92	8,562,519.86	(43,750.06)	8,562,519.86	6,556,038.08
02150MAB1	13,771,067.83	-	13,771,067.83	13,669,332.80	(101,735.03)	13,669,332.80	13,557,560.71
02660TBF9	282,099.51	-	282,099.51	253,604.97	(28,494.54)	253,604.97	1,028,856.60
02660TGN7	6,692,845.69	-	6,692,845.69	6,584,228.33	(108,617.36)	6,584,228.33	4,775,635.84
02660TGS6	5,649,878.60	-	5,649,878.60	5,532,070.58	(117,808.02)	5,532,070.58	3,903,949.03
02660THL0	1,238,687.87	-	1,238,687.87	1,197,189.92	(41,497.95)	1,197,189.92	1,030,696.83
02660TJB0	17,108,199.57	-	17,108,199.57	16,917,717.88	(190,481.69)	16,917,717.88	12,785,540.98
02660WAC0	13,255,792.13	-	13,255,792.13	12,728,320.95	(527,471.18)	12,728,320.95	9,450,333.83
02660XAD6	9,023,202.20	-	9,023,202.20	8,882,491.32	(140,710.88)	8,882,491.32	7,904,039.85
026929AA7	7,231,924.69	-	7,231,924.69	7,195,941.59	(35,983.10)	7,195,941.59	6,895,829.36
026929AD1	6,311,562.31	-	6,311,562.31	6,160,569.79	(150,992.52)	6,160,569.79	4,307,184.73
040104QN4	2,176,680.39	-	2,176,680.39	2,141,977.65	(34,702.74)	2,141,977.65	1,663,011.91
040104RV5	1,649,861.14	-	1,649,861.14	1,615,029.38	(34,831.76)	1,615,029.38	1,406,395.36
055294AA0	2,225,393.89	-	2,225,393.89	2,183,996.71	(41,397.18)	2,183,996.71	2,038,217.83
05949ALH1	1,621,893.67	-	1,621,893.67	1,620,419.54	(1,474.13)	1,620,419.54	1,596,127.11
05949CCB0	656,838.44	-	656,838.44	626,385.03	(30,453.41)	626,385.03	649,367.68
07325VAG9	1,735,629.35	-	1,735,629.35	1,723,028.99	(12,600.36)	1,723,028.99	1,273,366.93
07384MW40	88,210.20	-	88,210.20	87,977.52	(232.68)	87,977.52	84,711.88
07384YCD6	4,537,996.34	-	4,537,996.34	4,513,940.23	(24,056.11)	4,513,940.23	3,866,023.93

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
073854AB7	$10,873,710.45	$-	$10,873,710.45	$10,623,347.48	$(250,362.97)	$10,623,347.48	$10,432,056.29
07386HSP7	4,689,009.73	-	4,689,009.73	4,642,803.64	(46,206.09)	4,642,803.64	3,471,488.87
073879Z92	7,378,319.99	-	7,378,319.99	7,185,484.66	(192,835.33)	7,185,484.66	4,726,061.37
07389VAA5	1,318,932.07	-	1,318,932.07	1,280,083.52	(38,848.55)	1,280,083.52	1,097,200.81
07401LAA1	10,399,215.66	-	10,399,215.66	10,211,138.77	(188,076.89)	10,211,138.77	7,737,082.30
07820QAY1	10,244,033.14	-	10,244,033.14	10,084,183.24	(159,849.90)	10,084,183.24	7,631,582.53
12667GCB7	143,614.09	-	143,614.09	141,535.45	(2,078.64)	141,535.45	113,681.08
12667GME0	13,002,918.82	-	13,002,918.82	12,904,511.72	(98,407.10)	12,904,511.72	9,057,198.55
12667GS20	9,653,506.47	-	9,653,506.47	9,511,658.52	(141,847.95)	9,511,658.52	7,409,946.62
12668AEV3	8,700,864.26	-	8,700,864.26	8,657,056.30	(43,807.96)	8,657,056.30	7,004,721.42
12668BB77	17,547,512.32	-	17,547,512.32	17,438,286.35	(109,225.97)	17,438,286.35	13,341,926.58
126694N46	238,636.82	-	238,636.82	231,415.75	(7,221.07)	231,415.75	171,330.74
12669FW82	851,239.78	-	851,239.78	847,589.63	(3,650.15)	847,589.63	647,311.89
12669FXR9	370,494.06	-	370,494.06	366,193.11	(4,300.95)	366,193.11	307,570.41
12669GKH3	9,657,789.05	-	9,657,789.05	9,626,283.07	(31,505.98)	9,626,283.07	8,224,615.71
12669GRQ6	4,726,256.52	-	4,726,256.52	4,661,996.18	(64,260.34)	4,661,996.18	4,014,966.39
12669GTV3	259,652.30	-	259,652.30	249,772.89	(9,879.41)	249,772.89	211,949.32
12669GUR0	2,597,195.38	-	2,597,195.38	2,570,000.85	(27,194.53)	2,570,000.85	2,005,653.32
14453MAB0	6,510,444.56	-	6,510,444.56	6,287,272.76	(223,171.80)	6,287,272.76	4,814,360.57
14454AAB5	2,010,836.64	-	2,010,836.64	1,921,516.72	(89,319.92)	1,921,516.72	1,169,687.55
14983CAA3	1,062,031.79	-	1,062,031.79	999,049.90	(62,981.89)	999,049.90	805,764.20
22943HAD8	6,668,798.61	-	6,668,798.61	6,106,933.18	(561,865.43)	6,106,933.18	2,462,010.00
23243AAD8	756,348.29	-	756,348.29	752,029.25	(4,319.04)	752,029.25	627,320.41
23321P6A1	6,365,678.30	-	6,365,678.30	6,352,809.55	(12,868.75)	6,352,809.55	6,304,418.22
23332UAR5	7,184,122.90	-	7,184,122.90	6,977,311.03	(206,811.87)	6,977,311.03	6,088,532.73
23332UBG8	4,829,464.62	-	4,829,464.62	4,803,542.84	(25,921.78)	4,803,542.84	4,236,755.99
23332UBV5	4,226,881.85	-	4,226,881.85	4,136,244.85	(90,637.00)	4,136,244.85	3,452,468.99
23332UCM4	425,661.23	-	425,661.23	419,406.25	(6,254.98)	419,406.25	316,927.03
23332UDU5	15,161,149.93	-	15,161,149.93	14,909,013.37	(252,136.56)	14,909,013.37	11,082,888.05
23332UFV1	1,124,568.71	-	1,124,568.71	1,099,842.01	(24,726.70)	1,099,842.01	781,834.55
251510EH2	26,882,770.36	-	26,882,770.36	26,866,304.62	(16,465.74)	26,866,304.62	26,880,066.39
251510FB4	4,270,275.32	-	4,270,275.32	4,196,350.93	(73,924.39)	4,196,350.93	3,631,606.94
30251YAB4	6,357,372.84	-	6,357,372.84	6,245,225.03	(112,147.81)	6,245,225.03	5,452,636.22
32051DV33	137,807.13	-	137,807.13	137,159.30	(647.83)	137,159.30	133,197.33
32053LAA0	154,571.30	-	154,571.30	145,156.35	(9,414.95)	145,156.35	140,283.47
32113JAA3	535,759.12	-	535,759.12	531,717.71	(4,041.41)	531,717.71	372,539.44
36185NXT2	156,720.67	-	156,720.67	66,042.17	(90,678.50)	66,042.17	286,175.91
36242DBJ1	827,700.02	-	827,700.02	826,427.41	(1,272.61)	826,427.41	791,983.59
39538RBB4	9,235,052.70	-	9,235,052.70	9,161,868.90	(73,183.80)	9,161,868.90	6,512,187.42
39538WFH6	7,446,871.83	-	7,446,871.83	7,388,250.67	(58,621.16)	7,388,250.67	5,212,964.28
39538WHF8	21,165,329.45	-	21,165,329.45	20,819,111.57	(346,217.88)	20,819,111.57	14,494,086.18
41161PHC0	5,663,138.76	-	5,663,138.76	5,571,887.86	(91,250.90)	5,571,887.86	4,657,833.18
41161PHU0	5,574,767.28	-	5,574,767.28	5,545,485.20	(29,282.08)	5,545,485.20	4,933,438.31
41161PKH5	358,341.70	-	358,341.70	350,459.48	(7,882.22)	350,459.48	279,909.18
41161PLR2	8,744,109.73	-	8,744,109.73	8,623,527.46	(120,582.27)	8,623,527.46	7,001,090.12
41161PMG5	10,907,650.36	-	10,907,650.36	10,675,036.33	(232,614.03)	10,675,036.33	8,384,590.26
41161PQU0	9,626,881.95	-	9,626,881.95	9,511,928.93	(114,953.02)	9,511,928.93	7,153,603.90
41161PTN3	1,567,226.31	-	1,567,226.31	1,530,481.28	(36,745.03)	1,530,481.28	1,227,098.07
41161PWB5	4,792,597.54	-	4,792,597.54	4,742,660.23	(49,937.31)	4,742,660.23	3,425,757.56
41164LAB5	9,025,230.86	-	9,025,230.86	8,802,389.69	(222,841.17)	8,802,389.69	6,136,334.93
41164YAB7	8,783,262.95	-	8,783,262.95	8,626,488.00	(156,774.95)	8,626,488.00	6,415,095.86
43739EAP2	14,784,174.76	-	14,784,174.76	14,453,507.95	(330,666.81)	14,453,507.95	12,736,364.43
43739EBS5	6,644,926.54	-	6,644,926.54	6,613,195.04	(31,731.50)	6,613,195.04	5,994,185.62

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45071KDD3	$874,479.83	$-	$874,479.83	$843,040.88	$(31,438.95)	$843,040.88	$591,187.65
45254NFY8	1,038,063.72	-	1,038,063.72	963,823.44	(74,240.28)	963,823.44	905,686.67
45254NJG3	983,177.00	-	983,177.00	929,554.25	(53,622.75)	929,554.25	859,472.92
45254NJV0	792,655.77	-	792,655.77	780,003.42	(12,652.35)	780,003.42	687,882.12
45254NKF3	3,837,676.15	-	3,837,676.15	3,683,101.32	(154,574.83)	3,683,101.32	3,959,710.64
45254NKX4	4,478,860.96	-	4,478,860.96	4,422,738.27	(56,122.69)	4,422,738.27	4,098,551.43
45254NMB0	835,811.04	-	835,811.04	829,894.54	(5,916.50)	829,894.54	827,244.85
45254NML8	1,226,716.58	-	1,226,716.58	1,135,591.92	(91,124.66)	1,135,591.92	916,733.12
45254NNP8	9,764,362.25	-	9,764,362.25	9,679,352.19	(85,010.06)	9,679,352.19	8,050,803.25
45254NPA9	11,273,438.09	-	11,273,438.09	10,257,202.67	(1,016,235.42)	10,257,202.67	9,774,878.07
45254NPU5	3,954,742.03	-	3,954,742.03	3,563,809.02	(390,933.01)	3,563,809.02	3,138,432.38
45254TRX4	225,155.56	-	225,155.56	220,114.37	(5,041.19)	220,114.37	196,421.77
45254TSM7	2,772,862.81	-	2,772,862.81	2,753,083.50	(19,779.31)	2,753,083.50	1,949,032.94
45254TTM6	9,152,610.15	-	9,152,610.15	8,265,168.78	(887,441.37)	8,265,168.78	7,210,716.01
452570AA2	39,357.38	-	39,357.38	38,813.03	(544.35)	38,813.03	35,080.60
45257EAA2	3,341,322.24	-	3,341,322.24	2,836,462.90	(504,859.34)	2,836,462.90	2,332,857.39
45660LW96	1,942,016.41	-	1,942,016.41	1,904,763.48	(37,252.93)	1,904,763.48	1,435,169.74
45660N5H4	4,351,507.28	-	4,351,507.28	4,338,621.20	(12,886.08)	4,338,621.20	3,923,989.16
45660NQ24	1,233,486.45	-	1,233,486.45	1,230,642.09	(2,844.36)	1,230,642.09	1,232,617.90
45660NRB3	487,414.55	-	487,414.55	399,280.68	(88,133.87)	399,280.68	490,283.19
45660NT96	1,816,063.88	-	1,816,063.88	1,806,256.24	(9,807.64)	1,806,256.24	1,859,981.54
466247XE8	4,650,188.72	-	4,650,188.72	4,635,482.74	(14,705.98)	4,635,482.74	3,697,655.40
525221CD7	112,779.85	-	112,779.85	98,101.84	(14,678.01)	98,101.84	61,836.12
525221GM3	2,458,888.85	-	2,458,888.85	2,445,388.33	(13,500.52)	2,445,388.33	1,644,620.54
525221HA8	17,763,846.44	-	17,763,846.44	17,620,557.18	(143,289.26)	17,620,557.18	11,871,568.03
525226AL0	1,099,219.42	-	1,099,219.42	1,039,327.33	(59,892.09)	1,039,327.33	339,620.60
52524VAG4	9,458,735.80	-	9,458,735.80	9,212,714.22	(246,021.58)	9,212,714.22	7,479,285.60
52524YAF0	8,272,104.47	-	8,272,104.47	8,222,548.65	(49,555.82)	8,222,548.65	6,109,440.99
550279AA1	3,665,435.80	-	3,665,435.80	3,655,115.00	(10,320.80)	3,655,115.00	2,954,176.05
55027AAR1	8,352,542.50	-	8,352,542.50	8,109,980.95	(242,561.55)	8,109,980.95	5,760,436.41
55027AAU4	4,369,031.87	-	4,369,031.87	3,986,137.45	(382,894.42)	3,986,137.45	3,030,630.32
55027BAA6	11,515,914.05	-	11,515,914.05	11,172,053.06	(343,860.99)	11,172,053.06	8,356,553.71
55274SAM3	790,404.35	-	790,404.35	778,317.32	(12,087.03)	778,317.32	723,886.32
576433H33	290,906.36	-	290,906.36	290,091.39	(814.97)	290,091.39	216,527.20
576433RU2	1,412,948.79	-	1,412,948.79	1,351,921.38	(61,027.41)	1,351,921.38	871,870.50
576433SE7	1,387,862.96	-	1,387,862.96	1,362,484.32	(25,378.64)	1,362,484.32	841,751.20
576433YN0	1,020,587.11	-	1,020,587.11	995,392.32	(25,194.79)	995,392.32	869,933.44
589929X29	3,745,698.79	-	3,745,698.79	3,656,057.80	(89,640.99)	3,656,057.80	3,200,240.15
59020UAA3	107,389.64	-	107,389.64	106,562.02	(827.62)	106,562.02	116,170.81
59020UAC9	772,552.78	-	772,552.78	761,004.07	(11,548.71)	761,004.07	767,074.36
61748HAA9	5,844.66	-	5,844.66	5,039.15	(805.51)	5,039.15	5,599.85
61753KAB2	152,329.44	-	152,329.44	124,750.96	(27,578.48)	124,750.96	104,558.71
61757MAB4	2,336,961.40	-	2,336,961.40	2,140,988.87	(195,972.53)	2,140,988.87	1,851,385.13
61913PAA0	10,298,141.38	-	10,298,141.38	10,255,708.63	(42,432.75)	10,255,708.63	9,957,202.81
61915RBB1	5,610,065.10	-	5,610,065.10	5,511,448.64	(98,616.46)	5,511,448.64	4,215,508.59
61915RBZ8	590,852.12	-	590,852.12	573,216.15	(17,635.97)	573,216.15	470,172.19
638728AC9	1,873,987.12	-	1,873,987.12	1,834,131.37	(39,855.75)	1,834,131.37	1,285,552.89
65535VRK6	431,601.40	-	431,601.40	426,845.72	(4,755.68)	426,845.72	394,222.23
65535VUS5	1,552,289.89	-	1,552,289.89	1,507,833.50	(44,456.39)	1,507,833.50	875,125.42
65538DAA3	1,895,934.08	-	1,895,934.08	1,864,821.48	(31,112.60)	1,864,821.48	1,394,262.04
68383NCA9	17,471,873.47	-	17,471,873.47	17,083,180.00	(388,693.47)	17,083,180.00	15,924,424.42
68383NCD3	2,742,202.29	-	2,742,202.29	2,666,657.17	(75,545.12)	2,666,657.17	2,107,503.00
68383NCU5	6,535,346.78	-	6,535,346.78	6,366,445.92	(168,900.86)	6,366,445.92	5,584,860.65

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
68383NDT7	$6,770,195.33	$-	$6,770,195.33	$6,684,267.20	$(85,928.13)	$6,684,267.20	$4,864,335.27
73316PJD3	17,233.44	-	17,233.44	15,938.56	(1,294.88)	15,938.56	15,075.41
74922AAA5	11,432,085.57	-	11,432,085.57	10,848,563.47	(583,522.10)	10,848,563.47	7,368,263.94
74922MAB7	8,041,255.68	-	8,041,255.68	7,503,169.16	(538,086.52)	7,503,169.16	5,646,779.29
74922MAC5	1,058,860.00	-	1,058,860.00	963,194.41	(95,665.59)	963,194.41	779,705.04
75114GAC3	15,472,732.82	-	15,472,732.82	14,796,192.74	(676,540.08)	14,796,192.74	10,310,046.31
75114HAD9	14,374,500.19	-	14,374,500.19	14,088,504.92	(285,995.27)	14,088,504.92	10,413,693.52
75114HAK3	4,575,978.98	-	4,575,978.98	4,163,435.41	(412,543.57)	4,163,435.41	1,968,950.36
760985U33	476,529.29	-	476,529.29	459,999.24	(16,530.05)	459,999.24	470,925.07
76110GE23	4,486,264.08	-	4,486,264.08	4,479,609.63	(6,654.45)	4,479,609.63	3,740,468.32
76110GUG4	1,202,269.60	-	1,202,269.60	1,199,172.45	(3,097.15)	1,199,172.45	1,144,874.11
761118FM5	8,570,697.93	-	8,570,697.93	8,493,487.10	(77,210.83)	8,493,487.10	8,323,336.48
761118KU1	5,554,419.45	-	5,554,419.45	5,142,391.57	(412,027.88)	5,142,391.57	3,979,797.32
761118NN4	7,620,104.69	-	7,620,104.69	7,481,830.28	(138,274.41)	7,481,830.28	5,699,451.77
761118RJ9	300,705.39	-	300,705.39	284,520.47	(16,184.92)	284,520.47	192,710.00
761118RM2	15,196,836.86	-	15,196,836.86	13,522,622.17	(1,674,214.69)	13,522,622.17	9,724,611.07
76112HAE7	32,009.23	-	32,009.23	30,576.03	(1,433.20)	30,576.03	31,895.47
805564RM5	2,970,387.09	-	2,970,387.09	2,854,917.47	(115,469.62)	2,854,917.47	2,725,749.61
81744FDK0	2,004,694.46	-	2,004,694.46	2,003,446.91	(1,247.55)	2,003,446.91	1,860,889.88
83613GAA7	2,088,852.82	-	2,088,852.82	2,038,594.80	(50,258.02)	2,038,594.80	1,826,699.24
86358RQ83	132,075.82	-	132,075.82	129,709.23	(2,366.59)	129,709.23	111,037.92
86359ADN0	300,845.68	-	300,845.68	232,528.71	(68,316.97)	232,528.71	173,751.34
86359BLB5	1,121,595.85	-	1,121,595.85	1,117,683.98	(3,911.87)	1,117,683.98	1,107,138.61
86359DDB0	1,502,493.10	-	1,502,493.10	1,465,861.87	(36,631.23)	1,465,861.87	1,218,072.63
86359DUL9	145,728.32	-	145,728.32	144,723.46	(1,004.86)	144,723.46	117,995.06
86359DUR6	13,912,545.28	-	13,912,545.28	13,743,927.98	(168,617.30)	13,743,927.98	11,206,756.34
86359LRW1	16,864,738.99	-	16,864,738.99	16,620,981.75	(243,757.24)	16,620,981.75	11,969,985.87
86359LSM2	1,125,578.49	-	1,125,578.49	1,099,624.38	(25,954.11)	1,099,624.38	826,429.54
86360JAA9	9,723,060.72	-	9,723,060.72	9,633,736.86	(89,323.86)	9,633,736.86	5,413,180.90
86360JAE1	7,325,252.91	-	7,325,252.91	7,105,955.59	(219,297.32)	7,105,955.59	4,510,390.49
86360KAF5	27,686,477.95	-	27,686,477.95	27,172,487.39	(513,990.56)	27,172,487.39	17,521,325.65
86360UAF3	3,300,100.97	-	3,300,100.97	3,246,625.82	(53,475.15)	3,246,625.82	2,378,138.65
86361HAA2	10,247,229.88	-	10,247,229.88	10,059,760.37	(187,469.51)	10,059,760.37	6,991,868.52
88157QAL2	687,666.55	-	687,666.55	641,362.90	(46,303.65)	641,362.90	1,251,357.07
885220FS7	5,964,125.86	-	5,964,125.86	5,887,292.28	(76,833.58)	5,887,292.28	5,696,732.83
92922F4M7	3,928,525.13	-	3,928,525.13	3,902,560.52	(25,964.61)	3,902,560.52	3,207,898.95
92922F5T1	6,601,125.32	-	6,601,125.32	6,532,188.39	(68,936.93)	6,532,188.39	5,368,328.70
92922F7Q5	7,833,706.21	-	7,833,706.21	7,796,889.46	(36,816.75)	7,796,889.46	6,591,798.09
92922FB72	1,086,772.77	-	1,086,772.77	1,075,566.77	(11,206.00)	1,075,566.77	920,347.74
92922FJ25	5,684,105.78	-	5,684,105.78	5,663,043.97	(21,061.81)	5,663,043.97	4,491,666.49
92922FWU8	3,212,069.20	-	3,212,069.20	3,192,161.08	(19,908.12)	3,192,161.08	3,079,304.16
92925CBB7	3,785,595.84	-	3,785,595.84	3,756,988.02	(28,607.82)	3,756,988.02	3,090,173.97
92977YAY7	2,076,178.98	-	2,076,178.98	1,704,441.01	(371,737.97)	1,704,441.01	264,420.01
9393365V1	1,406,019.24	-	1,406,019.24	1,388,720.27	(17,298.97)	1,388,720.27	1,194,171.17
94983YAQ2	3,193,194.30	-	3,193,194.30	3,131,994.05	(61,200.25)	3,131,994.05	2,947,135.10
94984DAB0	1,021,683.54	-	1,021,683.54	833,533.42	(188,150.12)	833,533.42	976,287.99
Totals	$912,025,936.52	$-	$912,025,936.52	$890,494,220.76	$(21,531,715.76)	$890,494,220.76	$708,872,106.49

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed securities for the three months ended March 31, 2012:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
004421TD5	$1,541,478.78	$-	$1,541,478.78	$1,410,937.96	$(130,540.82)	$1,410,937.96	$1,160,727.00
00442KAD3	2,395,326.62	-	2,395,326.62	2,395,101.25	(225.37)	2,395,101.25	1,521,724.23
02146QAB9	10,895,719.62	-	10,895,719.62	10,673,040.59	(222,679.03)	10,673,040.59	8,244,490.82
02146TAQ0	15,999,669.17	-	15,999,669.17	15,309,628.19	(690,040.98)	15,309,628.19	14,282,052.69
02147CAA1	4,886,961.13	-	4,886,961.13	4,786,262.94	(100,698.19)	4,786,262.94	4,301,092.71
02147DAB7	9,135,556.28	-	9,135,556.28	9,088,651.47	(46,904.81)	9,088,651.47	7,239,389.63
02660TBF9	327,103.62	-	327,103.62	285,583.53	(41,520.09)	285,583.53	1,778,116.87
02660TGN7	7,100,084.55	-	7,100,084.55	6,860,765.65	(239,318.90)	6,860,765.65	5,132,213.37
02660TGS6	6,093,795.49	-	6,093,795.49	5,839,316.48	(254,479.01)	5,839,316.48	4,314,368.41
02660TJB0	18,399,042.67	-	18,399,042.67	17,476,293.71	(922,748.96)	17,476,293.71	13,651,610.59
02660WAC0	13,883,025.83	-	13,883,025.83	13,581,227.11	(301,798.72)	13,581,227.11	10,161,104.14
02660XAD6	9,456,288.55	-	9,456,288.55	9,329,482.89	(126,805.66)	9,329,482.89	8,125,864.94
026929AA7	7,552,542.66	-	7,552,542.66	7,387,317.62	(165,225.04)	7,387,317.62	7,478,417.01
026929AD1	6,939,928.90	-	6,939,928.90	6,722,318.74	(217,610.16)	6,722,318.74	4,774,911.41
03072SPD1	319,295.58	-	319,295.58	298,291.97	(21,003.61)	298,291.97	235,286.54
040104QN4	2,426,705.81	-	2,426,705.81	2,331,964.02	(94,741.79)	2,331,964.02	1,807,560.64
040104RV5	1,727,754.49	-	1,727,754.49	1,691,200.14	(36,554.35)	1,691,200.14	1,474,364.84
055294AA0	2,486,190.72	-	2,486,190.72	2,338,711.82	(147,478.90)	2,338,711.82	2,131,805.20
05946XYP2	814,454.58	-	814,454.58	801,728.32	(12,726.26)	801,728.32	623,560.88
05948JAA0	258,465.04	-	258,465.04	252,159.50	(6,305.54)	252,159.50	235,148.74
05949ALH1	1,739,997.75	-	1,739,997.75	1,711,220.52	(28,777.23)	1,711,220.52	1,685,675.46
06652DAA7	5,308,816.43	-	5,308,816.43	4,942,102.09	(366,714.34)	4,942,102.09	3,588,766.66
07325YAB4	2,314,376.08	-	2,314,376.08	2,140,832.06	(173,544.02)	2,140,832.06	974,417.28
07384MS60	853,025.55	-	853,025.55	831,445.04	(21,580.51)	831,445.04	869,013.36
07384MW40	93,855.24	-	93,855.24	90,225.37	(3,629.87)	90,225.37	87,226.52
07384YCD6	4,712,263.70	-	4,712,263.70	4,700,372.07	(11,891.63)	4,700,372.07	4,622,443.03
073854AB7	11,646,801.16	-	11,646,801.16	11,090,325.43	(556,475.73)	11,090,325.43	8,251,368.05
07386HKS9	365,230.85	-	365,230.85	356,757.26	(8,473.59)	356,757.26	284,341.97
07386HSP7	5,001,191.32	-	5,001,191.32	4,814,088.09	(187,103.23)	4,814,088.09	3,538,709.24
073879PA0	1,325,589.72	-	1,325,589.72	1,070,146.74	(255,442.98)	1,070,146.74	1,192,698.90
073879Z92	8,269,046.89	-	8,269,046.89	7,304,182.97	(964,863.92)	7,304,182.97	4,642,737.08
07400XAB4	2,493,410.68	-	2,493,410.68	2,219,747.35	(273,663.33)	2,219,747.35	1,736,454.28
07401LAA1	10,985,395.03	-	10,985,395.03	10,748,110.46	(237,284.57)	10,748,110.46	8,005,394.60
07820QAY1	10,959,891.90	-	10,959,891.90	10,746,714.17	(213,177.73)	10,746,714.17	8,482,106.39
078446AB7	90,796.00	-	90,796.00	87,400.00	(3,396.00)	87,400.00	79,000.00
12489WQE7	1,401,150.00	-	1,401,150.00	1,280,293.44	(120,856.56)	1,280,293.44	1,069,498.20
1248MGAJ3	60,091.11	-	60,091.11	59,425.51	(665.60)	59,425.51	38,234.58
1248RHAD9	4,325,510.23	-	4,325,510.23	4,134,659.67	(190,850.56)	4,134,659.67	2,774,406.69
126670KN7	1,600,602.33	-	1,600,602.33	1,575,180.03	(25,422.30)	1,575,180.03	1,063,851.00
12667GME0	13,713,436.77	-	13,713,436.77	13,278,268.12	(435,168.65)	13,278,268.12	9,721,775.02
12667GS20	10,264,427.49	-	10,264,427.49	9,940,807.95	(323,619.54)	9,940,807.95	7,946,417.99
12667GWF6	5,429,128.20	-	5,429,128.20	5,252,471.01	(176,657.19)	5,252,471.01	4,487,864.92
12668ACZ6	2,886,654.48	-	2,886,654.48	2,793,497.18	(93,157.30)	2,793,497.18	2,183,933.81
12668AEV3	9,203,882.37	-	9,203,882.37	9,081,174.15	(122,708.22)	9,081,174.15	7,186,527.46
12668BB77	18,649,318.82	-	18,649,318.82	18,132,784.56	(516,534.26)	18,132,784.56	14,394,804.84
12668BDC4	3,983,835.93	-	3,983,835.93	3,891,591.79	(92,244.14)	3,891,591.79	3,609,084.51
12668BE33	11,642,199.60	-	11,642,199.60	11,317,250.91	(324,948.69)	11,317,250.91	8,736,563.82
126694N46	262,895.68	-	262,895.68	252,818.21	(10,077.47)	252,818.21	190,328.98
12669FW82	902,300.53	-	902,300.53	895,243.26	(7,057.27)	895,243.26	706,675.89
12669FXR9	388,655.33	-	388,655.33	380,989.81	(7,665.52)	380,989.81	320,831.24

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12669GKH3	$10,051,971.22	$-	$10,051,971.22	$10,021,811.07	$(30,160.15)	$10,021,811.07	$8,503,256.03
12669GTV3	272,122.68	-	272,122.68	271,005.37	(1,117.31)	271,005.37	228,275.79
14453MAB0	7,217,252.91	-	7,217,252.91	6,889,100.18	(328,152.73)	6,889,100.18	5,158,938.30
14454AAB5	2,207,453.83	-	2,207,453.83	2,117,514.50	(89,939.33)	2,117,514.50	1,279,345.96
22540VG71	140,062.06	-	140,062.06	139,978.41	(83.65)	139,978.41	139,073.65
22541SXR4	1,709,465.06	-	1,709,465.06	1,492,820.18	(216,644.88)	1,492,820.18	1,299,062.20
22943HAD8	7,131,103.11	-	7,131,103.11	6,646,084.16	(485,018.95)	6,646,084.16	3,357,660.00
23243AAD8	805,944.91	-	805,944.91	797,018.74	(8,926.17)	797,018.74	597,992.38
23245QAA7	1,727,753.59	-	1,727,753.59	1,718,025.90	(9,727.69)	1,718,025.90	1,363,739.28
23321P6A1	6,609,224.73	-	6,609,224.73	6,562,473.22	(46,751.51)	6,562,473.22	6,500,654.87
23332UAC8	3,551,216.74	-	3,551,216.74	3,514,316.65	(36,900.09)	3,514,316.65	3,555,674.27
23332UAR5	7,518,876.78	-	7,518,876.78	7,360,807.33	(158,069.45)	7,360,807.33	6,455,329.52
23332UBG8	4,994,451.88	-	4,994,451.88	4,968,649.39	(25,802.49)	4,968,649.39	4,227,393.48
23332UBV5	4,517,713.70	-	4,517,713.70	4,358,310.64	(159,403.06)	4,358,310.64	3,376,201.08
23332UCM4	456,025.18	-	456,025.18	445,483.07	(10,542.11)	445,483.07	338,358.68
23332UDU5	16,243,411.86	-	16,243,411.86	15,734,742.43	(508,669.43)	15,734,742.43	11,971,159.92
23332UFV1	1,191,062.65	-	1,191,062.65	1,149,655.16	(41,407.49)	1,149,655.16	845,614.59
251508AB3	5,676,835.00	-	5,676,835.00	5,357,184.11	(319,650.89)	5,357,184.11	4,158,512.34
251510EH2	27,638,378.13	-	27,638,378.13	27,269,765.52	(368,612.61)	27,269,765.52	27,195,308.59
251510FB4	4,820,200.29	-	4,820,200.29	4,332,693.35	(487,506.94)	4,332,693.35	3,832,205.46
251510NC3	11,965,587.73	-	11,965,587.73	11,776,591.76	(188,995.97)	11,776,591.76	4,585,849.60
32051DV33	403,355.79	-	403,355.79	394,502.16	(8,853.63)	394,502.16	367,733.88
32113JAA3	569,877.88	-	569,877.88	543,309.23	(26,568.65)	543,309.23	376,905.09
32113JBV6	230,051.25	-	230,051.25	176,397.60	(53,653.65)	176,397.60	192,129.00
36185NXT2	268,325.56	-	268,325.56	175,621.66	(92,703.90)	175,621.66	316,221.25
36228F5R3	976,815.96	-	976,815.96	958,484.96	(18,331.00)	958,484.96	807,194.73
36242DBJ1	1,961,689.07	-	1,961,689.07	1,856,689.57	(104,999.50)	1,856,689.57	1,861,498.54
39538RAB5	8,616,986.44	-	8,616,986.44	8,367,596.90	(249,389.54)	8,367,596.90	5,860,543.99
39538RBB4	9,413,913.44	-	9,413,913.44	9,410,984.13	(2,929.31)	9,410,984.13	6,930,842.27
39538WFH6	7,948,985.62	-	7,948,985.62	7,620,162.49	(328,823.13)	7,620,162.49	5,523,915.91
39538WHF8	22,086,753.69	-	22,086,753.69	21,593,651.97	(493,101.72)	21,593,651.97	16,675,698.58
39539GAA0	3,397,104.29	-	3,397,104.29	3,319,866.07	(77,238.22)	3,319,866.07	2,696,913.28
41161PFR9	972,453.93	-	972,453.93	931,971.37	(40,482.56)	931,971.37	869,475.99
41161PHC0	5,976,410.27	-	5,976,410.27	5,859,090.03	(117,320.24)	5,859,090.03	4,998,700.00
41161PKH5	376,603.13	-	376,603.13	370,387.02	(6,216.11)	370,387.02	302,895.91
41161PLR2	9,107,824.64	-	9,107,824.64	9,083,332.79	(24,491.85)	9,083,332.79	7,557,536.03
41161PMG5	11,392,890.83	-	11,392,890.83	11,373,456.98	(19,433.85)	11,373,456.98	8,933,479.26
41161PQU0	9,998,662.15	-	9,998,662.15	9,942,331.46	(56,330.69)	9,942,331.46	7,486,266.01
41161PSK0	3,759,700.11	-	3,759,700.11	3,732,298.23	(27,401.88)	3,732,298.23	2,711,746.87
41161PTN3	1,640,764.05	-	1,640,764.05	1,626,995.41	(13,768.64)	1,626,995.41	1,279,567.67
41161PWB5	5,125,239.88	-	5,125,239.88	5,024,830.39	(100,409.49)	5,024,830.39	3,784,557.48
41161PXH1	605,264.81	-	605,264.81	583,450.59	(21,814.22)	583,450.59	473,512.09
41164LAB5	9,914,403.89	-	9,914,403.89	9,413,003.05	(501,400.84)	9,413,003.05	6,728,155.04
41164YAB7	9,426,071.83	-	9,426,071.83	9,029,263.32	(396,808.51)	9,029,263.32	6,937,074.58
43739EAP2	15,892,294.60	-	15,892,294.60	15,100,129.23	(792,165.37)	15,100,129.23	12,762,626.54
43739EBJ5	7,433,454.10	-	7,433,454.10	7,330,446.41	(103,007.69)	7,330,446.41	5,734,397.77
43739EBS5	7,074,976.18	-	7,074,976.18	6,782,747.49	(292,228.69)	6,782,747.49	6,161,117.75
45071KDD3	967,257.51	-	967,257.51	931,207.00	(36,050.51)	931,207.00	638,192.15
45254NHV2	205,981.14	-	205,981.14	168,142.66	(37,838.48)	168,142.66	192,398.26
45254NJG3	1,033,154.31	-	1,033,154.31	1,032,534.21	(620.10)	1,032,534.21	905,041.20
45254NJV0	826,667.71	-	826,667.71	801,434.34	(25,233.37)	801,434.34	683,358.39
45254NKF3	3,980,458.00	-	3,980,458.00	3,906,155.45	(74,302.55)	3,906,155.45	3,871,195.69
45254NKX4	4,687,527.42	-	4,687,527.42	4,628,756.97	(58,770.45)	4,628,756.97	3,703,600.29

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45254NMB0	$916,309.19	$-	$916,309.19	$868,450.30	$(47,858.89)	$868,450.30	$872,999.52
45254NML8	1,273,472.38	-	1,273,472.38	1,247,172.27	(26,300.11)	1,247,172.27	951,222.56
45254NNP8	10,457,506.80	-	10,457,506.80	10,003,436.90	(454,069.90)	10,003,436.90	8,298,478.07
45254NPA9	12,211,454.46	-	12,211,454.46	11,543,544.98	(667,909.48)	11,543,544.98	11,250,393.17
45254NPU5	4,227,084.10	-	4,227,084.10	4,042,808.91	(184,275.19)	4,042,808.91	3,271,167.96
45254TRX4	256,661.45	-	256,661.45	226,757.04	(29,904.41)	226,757.04	215,201.93
45254TSM7	3,025,186.92	-	3,025,186.92	2,841,491.66	(183,695.26)	2,841,491.66	1,928,676.55
452570AA2	41,144.59	-	41,144.59	40,265.04	(879.55)	40,265.04	35,536.27
45257EAA2	3,506,726.63	-	3,506,726.63	3,413,984.55	(92,742.08)	3,413,984.55	2,346,939.42
45660LKW8	20,789,538.85	-	20,789,538.85	20,155,606.62	(633,932.23)	20,155,606.62	15,031,011.94
45660LW96	2,244,719.45	-	2,244,719.45	2,015,936.25	(228,783.20)	2,015,936.25	1,477,893.44
45660LYW3	2,999,030.11	-	2,999,030.11	2,812,862.16	(186,167.95)	2,812,862.16	2,310,276.26
45660N2Y0	995,830.45	-	995,830.45	992,315.54	(3,514.91)	992,315.54	887,542.22
45660N3S2	3,478,437.00	-	3,478,437.00	3,346,920.38	(131,516.62)	3,346,920.38	3,261,927.28
45660N5H4	4,498,604.93	-	4,498,604.93	4,430,000.78	(68,604.15)	4,430,000.78	4,090,846.53
45660NQ24	1,596,170.10	-	1,596,170.10	1,567,652.65	(28,517.45)	1,567,652.65	1,589,921.57
45660NS30	1,878,549.93	-	1,878,549.93	1,823,002.14	(55,547.79)	1,823,002.14	1,428,750.38
466247UG6	1,858,571.15	-	1,858,571.15	1,853,523.72	(5,047.43)	1,853,523.72	1,638,667.84
466247XE8	5,098,878.46	-	5,098,878.46	4,756,829.28	(342,049.18)	4,756,829.28	3,549,572.14
46627MBQ9	9,966,973.52	-	9,966,973.52	9,858,645.79	(108,327.73)	9,858,645.79	7,378,229.89
525221AJ6	2,175,068.95	-	2,175,068.95	2,033,565.98	(141,502.97)	2,033,565.98	1,560,091.15
525221CD7	152,043.25	-	152,043.25	112,050.22	(39,993.03)	112,050.22	66,257.01
525221GB7	19,174.30	-	19,174.30	17,247.88	(1,926.42)	17,247.88	19,075.91
525221GM3	2,560,679.09	-	2,560,679.09	2,537,042.98	(23,636.11)	2,537,042.98	1,798,653.12
525221HA8	18,888,675.30	-	18,888,675.30	18,481,380.29	(407,295.01)	18,481,380.29	12,508,092.40
525226AL0	229,264.31	-	229,264.31	220,591.66	(8,672.65)	220,591.66	96,896.74
52524VAG4	10,574,372.31	-	10,574,372.31	9,921,557.84	(652,814.47)	9,921,557.84	7,061,491.50
52524YAF0	9,034,562.30	-	9,034,562.30	8,596,206.31	(438,355.99)	8,596,206.31	7,300,750.22
55027AAR1	8,813,938.63	-	8,813,938.63	8,630,175.37	(183,763.26)	8,630,175.37	5,914,032.92
55027AAU4	4,526,246.37	-	4,526,246.37	4,517,419.63	(8,826.74)	4,517,419.63	2,780,462.78
55027BAA6	12,285,298.71	-	12,285,298.71	11,784,476.39	(500,822.32)	11,784,476.39	8,040,677.77
55274SAM3	853,764.61	-	853,764.61	809,021.39	(44,743.22)	809,021.39	758,739.12
576433RU2	1,589,222.62	-	1,589,222.62	1,413,288.62	(175,934.00)	1,413,288.62	901,456.80
576433SE7	1,473,558.55	-	1,473,558.55	1,384,619.97	(88,938.58)	1,384,619.97	927,185.40
576433YN0	1,095,009.66	-	1,095,009.66	1,027,252.02	(67,757.64)	1,027,252.02	855,517.53
576438AA3	2,772,874.50	-	2,772,874.50	2,735,452.93	(37,421.57)	2,735,452.93	2,386,350.79
589929E87	717,942.89	-	717,942.89	286,243.10	(431,699.79)	286,243.10	630,250.68
589929N38	1,243,884.27	-	1,243,884.27	1,241,259.14	(2,625.13)	1,241,259.14	1,231,075.05
59020UAC9	816,907.77	-	816,907.77	805,228.23	(11,679.54)	805,228.23	805,277.49
59020UGT6	545,474.33	-	545,474.33	535,964.36	(9,509.97)	535,964.36	517,393.38
59020UQ57	3,310,924.04	-	3,310,924.04	3,189,539.48	(121,384.56)	3,189,539.48	1,971,499.60
59020UUJ2	3,289,666.68	-	3,289,666.68	3,169,216.78	(120,449.90)	3,169,216.78	3,200,045.49
61757MAB4	2,382,559.50	-	2,382,559.50	2,340,336.74	(42,222.76)	2,340,336.74	1,858,918.62
61913PAA0	10,651,097.34	-	10,651,097.34	10,464,364.59	(186,732.75)	10,464,364.59	9,767,517.80
61915RBB1	6,023,633.04	-	6,023,633.04	5,754,605.39	(269,027.65)	5,754,605.39	4,336,296.24
61915RBZ8	669,139.99	-	669,139.99	604,831.35	(64,308.64)	604,831.35	465,167.50
63543VAJ2	40,000.00	-	40,000.00	-	(40,000.00)	-	2,005.00
63543WAH4	20,000.00	-	20,000.00	-	(20,000.00)	-	1,002.50
638728AC9	2,055,699.50	-	2,055,699.50	1,922,163.98	(133,535.52)	1,922,163.98	1,291,147.13
64352VEG2	41,229.63	-	41,229.63	39,516.51	(1,713.12)	39,516.51	35,085.80
65535VRK6	1,336,850.21	-	1,336,850.21	1,227,362.11	(109,488.10)	1,227,362.11	1,178,719.24
65535VUS5	1,912,441.58	-	1,912,441.58	1,592,624.47	(319,817.11)	1,592,624.47	1,115,885.50
65538DAA3	2,022,754.61	-	2,022,754.61	1,972,489.60	(50,265.01)	1,972,489.60	1,485,269.84

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
66987XBV6	$15,740.65	$-	$15,740.65	$15,644.39	$(96.26)	$15,644.39	$11,266.45
68383NCA9	19,214,216.01	-	19,214,216.01	17,941,351.23	(1,272,864.78)	17,941,351.23	17,175,513.76
68383NCD3	2,836,373.23	-	2,836,373.23	2,733,782.64	(102,590.59)	2,733,782.64	2,211,048.00
68383NCU5	7,029,914.99	-	7,029,914.99	6,727,429.14	(302,485.85)	6,727,429.14	5,826,571.86
68383NDT7	7,181,520.77	-	7,181,520.77	6,898,726.69	(282,794.08)	6,898,726.69	5,018,062.33
69121PDX8	617,481.80	-	617,481.80	604,683.33	(12,798.47)	604,683.33	542,775.54
73316PJD3	18,605.09	-	18,605.09	17,713.45	(891.64)	17,713.45	16,406.54
74922AAA5	12,679,252.17	-	12,679,252.17	11,642,687.30	(1,036,564.87)	11,642,687.30	5,911,267.00
75114GAC3	16,312,860.13	-	16,312,860.13	16,016,842.11	(296,018.02)	16,016,842.11	10,955,918.68
75114HAK3	5,022,189.36	-	5,022,189.36	4,507,828.16	(514,361.20)	4,507,828.16	2,242,032.56
75114NAA2	7,298,612.09	-	7,298,612.09	7,003,759.73	(294,852.36)	7,003,759.73	6,899,627.44
75114NAB0	2,563,455.57	-	2,563,455.57	2,483,185.89	(80,269.68)	2,483,185.89	2,117,197.82
760985U33	509,676.94	-	509,676.94	475,747.93	(33,929.01)	475,747.93	407,806.95
76110GG62	4,708,994.47	-	4,708,994.47	4,705,536.74	(3,457.73)	4,705,536.74	4,598,768.84
76110GUG4	1,356,218.47	-	1,356,218.47	1,266,983.64	(89,234.83)	1,266,983.64	1,197,582.26
76110GV40	2,587,840.16	-	2,587,840.16	2,564,988.57	(22,851.59)	2,564,988.57	2,587,416.43
76110GYL9	1,197,953.08	-	1,197,953.08	1,181,061.50	(16,891.58)	1,181,061.50	1,150,080.59
76110GZQ7	6,274,801.03	-	6,274,801.03	6,267,825.64	(6,975.39)	6,267,825.64	5,694,009.32
761118FM5	8,786,770.05	-	8,786,770.05	8,718,432.40	(68,337.65)	8,718,432.40	8,459,257.98
761118KU1	5,709,061.61	-	5,709,061.61	5,677,289.27	(31,772.34)	5,677,289.27	4,403,418.36
761118RJ9	335,180.00	-	335,180.00	306,423.01	(28,756.99)	306,423.01	212,662.32
761118WP9	9,538,195.82	-	9,538,195.82	9,269,846.80	(268,349.02)	9,269,846.80	7,311,817.19
79548KXQ6	954,928.14	-	954,928.14	954,084.99	(843.15)	954,084.99	853,419.59
81744FDK0	2,092,138.64	-	2,092,138.64	2,042,181.46	(49,957.18)	2,042,181.46	1,878,537.33
84752CAE7	922,128.17	-	922,128.17	864,026.06	(58,102.11)	864,026.06	532,194.00
863579YR3	5,800,122.84	-	5,800,122.84	5,691,326.40	(108,796.44)	5,691,326.40	4,960,267.50
86358HHX0	850,295.57	-	850,295.57	834,115.33	(16,180.24)	834,115.33	738,737.06
86358R5Q6	130,462.93	-	130,462.93	129,639.51	(823.42)	129,639.51	91,587.39
86359BLB5	1,190,395.59	-	1,190,395.59	1,136,961.18	(53,434.41)	1,136,961.18	1,136,472.19
86359BPM7	1,679,176.04	-	1,679,176.04	1,550,869.89	(128,306.15)	1,550,869.89	1,617,498.90
86359DDB0	1,569,797.63	-	1,569,797.63	1,492,410.51	(77,387.12)	1,492,410.51	1,194,289.20
86359DUL9	171,135.57	-	171,135.57	151,790.39	(19,345.18)	151,790.39	118,450.32
86359DUR6	16,100,641.47	-	16,100,641.47	14,395,351.74	(1,705,289.73)	14,395,351.74	12,057,019.26
86359LRW1	18,217,847.02	-	18,217,847.02	17,552,510.90	(665,336.12)	17,552,510.90	12,611,282.19
86359LSM2	1,179,854.16	-	1,179,854.16	1,171,235.90	(8,618.26)	1,171,235.90	896,557.36
86360JAA9	9,930,486.18	-	9,930,486.18	9,807,786.93	(122,699.25)	9,807,786.93	5,749,101.39
86360JAE1	7,863,883.50	-	7,863,883.50	7,535,234.54	(328,648.96)	7,535,234.54	4,844,021.57
86360JAN1	2,692,201.41	-	2,692,201.41	2,611,682.30	(80,519.11)	2,611,682.30	1,910,187.65
86360KAF5	29,969,985.34	-	29,969,985.34	28,689,583.87	(1,280,401.47)	28,689,583.87	19,075,429.14
86360UAF3	3,512,468.29	-	3,512,468.29	3,406,928.31	(105,539.98)	3,406,928.31	2,551,088.33
86361HAA2	10,860,985.24	-	10,860,985.24	10,625,787.14	(235,198.10)	10,625,787.14	7,684,242.94
86363DAA9	7,729,678.91	-	7,729,678.91	7,586,789.20	(142,889.71)	7,586,789.20	6,116,117.88
88157QAL2	730,636.82	-	730,636.82	688,198.66	(42,438.16)	688,198.66	1,445,388.57
885220FS7	6,244,948.67	-	6,244,948.67	6,115,574.11	(129,374.56)	6,115,574.11	5,915,982.78
92922F4M7	4,100,283.51	-	4,100,283.51	4,038,214.83	(62,068.68)	4,038,214.83	3,146,706.43
92922F5T1	6,891,099.64	-	6,891,099.64	6,762,312.85	(128,786.79)	6,762,312.85	5,418,474.95
92922F7Q5	8,367,286.66	-	8,367,286.66	8,169,617.62	(197,669.04)	8,169,617.62	6,971,923.88
92922FB72	1,137,389.38	-	1,137,389.38	1,129,171.97	(8,217.41)	1,129,171.97	946,584.74
92922FJ25	5,898,980.50	-	5,898,980.50	5,836,627.64	(62,352.86)	5,836,627.64	4,676,644.66
92922FNW4	1,134,371.16	-	1,134,371.16	1,117,835.65	(16,535.51)	1,117,835.65	1,395,404.61
92922FTJ7	1,168,665.75	-	1,168,665.75	1,143,885.94	(24,779.81)	1,143,885.94	1,013,759.76
92922FWU8	3,303,246.56	-	3,303,246.56	3,294,106.06	(9,140.50)	3,294,106.06	3,051,711.28
92922FZF8	7,617,616.38	-	7,617,616.38	7,486,561.21	(131,055.17)	7,486,561.21	6,731,075.80

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
92925CBB7	$3,984,744.80	$-	$3,984,744.80	$3,911,784.26	$(72,960.54)	$3,911,784.26	$3,027,193.79
92977YAY7	2,181,128.20	-	2,181,128.20	2,078,551.98	(102,576.22)	2,078,551.98	435,320.01
92979DAA3	528,185.64	-	528,185.64	503,764.51	(24,421.13)	503,764.51	485,264.03
9393365V1	1,510,356.37	-	1,510,356.37	1,462,513.62	(47,842.75)	1,462,513.62	1,290,442.98
939336X65	10,621,910.39	-	10,621,910.39	10,460,382.36	(161,528.03)	10,460,382.36	9,715,875.92
93934FHC9	7,516,620.41	-	7,516,620.41	7,369,587.44	(147,032.97)	7,369,587.44	5,701,068.93
94983YAQ2	3,327,295.71	-	3,327,295.71	3,281,408.19	(45,887.52)	3,281,408.19	3,223,221.00
984582AA4	1,864,226.41	-	1,864,226.41	1,842,202.41	(22,024.00)	1,842,202.41	1,813,356.38
Totals	$1,095,018,529.18	$-	$1,095,018,529.18	$1,058,132,041.09	$(36,886,488.09)	$1,058,132,041.09	$841,095,012.78

The following is the impairment listing for loan-backed securities for the three months ended December 31, 2011:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00104BAF7	$290,000.00	$-	$290,000.00	$200,000.00	$(90,000.00)	$200,000.00	$197,500.00
004421TD5	1,546,418.44	-	1,546,418.44	1,520,650.48	(25,767.96)	1,520,650.48	824,835.00
02146QAB9	11,452,492.39	-	11,452,492.39	11,361,248.53	(91,243.86)	11,361,248.53	7,866,202.16
02378HAD4	367,332.93	-	367,332.93	337,734.53	(29,598.40)	337,734.53	305,723.66
02660TGN7	7,722,822.75	-	7,722,822.75	7,343,578.95	(379,243.80)	7,343,578.95	4,589,533.38
02660TGS6	6,197,599.53	-	6,197,599.53	6,181,006.28	(16,593.25)	6,181,006.28	3,694,958.07
02660THL0	1,402,810.28	-	1,402,810.28	1,375,244.82	(27,565.46)	1,375,244.82	1,041,592.30
02660TJB0	19,888,768.87	-	19,888,768.87	19,027,573.02	(861,195.85)	19,027,573.02	11,433,612.97
02660WAC0	14,889,748.57	-	14,889,748.57	14,326,373.17	(563,375.40)	14,326,373.17	8,420,984.41
02660XAD6	9,909,777.67	-	9,909,777.67	9,620,776.10	(289,001.57)	9,620,776.10	7,033,543.29
026929AA7	8,314,700.91	-	8,314,700.91	7,761,745.72	(552,955.19)	7,761,745.72	6,803,501.16
040104RV5	1,815,487.74	-	1,815,487.74	1,779,688.34	(35,799.40)	1,779,688.34	1,244,624.23
05946XYP2	858,527.17	-	858,527.17	852,946.85	(5,580.32)	852,946.85	618,596.18
06050HKX5	387,934.12	-	387,934.12	223,453.11	(164,481.01)	223,453.11	275,883.14
06652DAA7	5,653,509.94	-	5,653,509.94	5,451,349.03	(202,160.91)	5,451,349.03	3,141,543.41
07384MS60	946,323.45	-	946,323.45	937,885.49	(8,437.96)	937,885.49	882,516.28
07384MW40	101,794.03	-	101,794.03	98,994.58	(2,799.45)	98,994.58	86,636.87
07384YCD6	5,109,617.42	-	5,109,617.42	5,052,861.49	(56,755.93)	5,052,861.49	4,946,782.61
073854AB7	12,157,202.09	-	12,157,202.09	11,643,369.98	(513,832.11)	11,643,369.98	7,509,572.89
07386HNQ0	1,014,112.70	-	1,014,112.70	953,185.52	(60,927.18)	953,185.52	986,679.13
07386HSP7	5,163,522.20	-	5,163,522.20	5,151,860.98	(11,661.22)	5,151,860.98	3,361,256.11
073879Z92	9,127,954.02	-	9,127,954.02	8,245,583.49	(882,370.53)	8,245,583.49	4,646,352.09
07400XAB4	2,714,019.22	-	2,714,019.22	2,492,413.21	(221,606.01)	2,492,413.21	1,540,926.62
07401LAA1	11,912,911.04	-	11,912,911.04	11,455,305.29	(457,605.75)	11,455,305.29	7,629,910.89
07820QAY1	12,032,870.74	-	12,032,870.74	11,585,273.09	(447,597.65)	11,585,273.09	8,440,267.15
12489WQE7	1,427,514.24	-	1,427,514.24	1,400,940.50	(26,573.74)	1,400,940.50	1,108,303.40
1248MGAJ3	63,896.96	-	63,896.96	62,339.48	(1,557.48)	62,339.48	50,948.40
12498NAB9	672,120.26	-	672,120.26	667,192.58	(4,927.68)	667,192.58	661,207.59
12544EAA5	1,032,794.47	-	1,032,794.47	1,006,182.23	(26,612.24)	1,006,182.23	1,000,439.95
126670KN7	1,673,592.83	-	1,673,592.83	1,587,143.85	(86,448.98)	1,587,143.85	928,449.00
126670NX2	629,920.97	-	629,920.97	598,984.29	(30,936.68)	598,984.29	628,492.32
126670QS0	65,308.35	-	65,308.35	60,154.73	(5,153.62)	60,154.73	62,264.06
126671UU8	55,243.58	-	55,243.58	53,727.58	(1,516.00)	53,727.58	42,073.42
12667GCB7	158,888.66	-	158,888.66	154,659.01	(4,229.65)	154,659.01	110,639.93
12667GME0	14,328,349.06	-	14,328,349.06	14,106,806.02	(221,543.04)	14,106,806.02	9,039,627.79
12667GR62	5,526,850.88	-	5,526,850.88	5,290,622.87	(236,228.01)	5,290,622.87	4,417,377.65

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667GS20	$10,828,203.97	$-	$10,828,203.97	$10,581,507.54	$(246,696.43)	$10,581,507.54	$7,003,128.98
12667GWF6	5,961,791.83	-	5,961,791.83	5,584,597.23	(377,194.60)	5,584,597.23	3,785,872.31
12668ACG8	3,334,988.97	-	3,334,988.97	2,975,767.14	(359,221.83)	2,975,767.14	2,907,149.77
12668ACY9	710,246.66	-	710,246.66	616,361.95	(93,884.71)	616,361.95	564,386.87
12668ACZ6	3,158,319.27	-	3,158,319.27	2,995,112.36	(163,206.91)	2,995,112.36	1,729,278.58
12668AEV3	9,660,488.00	-	9,660,488.00	9,502,105.96	(158,382.04)	9,502,105.96	6,458,297.48
12668AGW9	215,254.49	-	215,254.49	213,364.89	(1,889.60)	213,364.89	147,194.78
12668BDC4	4,368,811.57	-	4,368,811.57	4,083,275.98	(285,535.59)	4,083,275.98	3,194,726.07
12668BE33	12,237,495.62	-	12,237,495.62	12,171,201.11	(66,294.51)	12,171,201.11	7,829,824.65
126694N46	3,345,585.12	-	3,345,585.12	2,824,649.71	(520,935.41)	2,824,649.71	3,067,731.20
12669FXR9	410,254.47	-	410,254.47	395,368.17	(14,886.30)	395,368.17	304,010.18
12669GKH3	10,545,309.79	-	10,545,309.79	10,352,747.02	(192,562.77)	10,352,747.02	7,248,298.96
12669GRQ6	5,343,000.43	-	5,343,000.43	5,291,293.60	(51,706.83)	5,291,293.60	4,910,079.83
12669GTV3	282,816.99	-	282,816.99	279,945.17	(2,871.82)	279,945.17	198,880.70
12669GUR0	2,944,056.20	-	2,944,056.20	2,776,388.76	(167,667.44)	2,776,388.76	2,000,194.28
152314MJ6	1,010,344.96	-	1,010,344.96	820,580.41	(189,764.55)	820,580.41	865,075.90
22540VG71	142,416.02	-	142,416.02	142,038.12	(377.90)	142,038.12	140,900.89
22943HAD8	8,483,907.95	-	8,483,907.95	7,120,743.07	(1,363,164.88)	7,120,743.07	4,517,820.00
23245QAA7	1,870,383.26	-	1,870,383.26	1,781,925.02	(88,458.24)	1,781,925.02	1,160,199.25
23321P6A1	7,120,470.73	-	7,120,470.73	7,018,811.72	(101,659.01)	7,018,811.72	6,982,061.95
23332UAC8	3,904,676.74	-	3,904,676.74	3,622,960.98	(281,715.76)	3,622,960.98	3,216,228.55
23332UAR5	8,042,640.20	-	8,042,640.20	7,710,516.83	(332,123.37)	7,710,516.83	5,847,690.31
23332UBG8	5,263,482.84	-	5,263,482.84	5,016,173.22	(247,309.62)	5,016,173.22	3,794,630.78
23332UBV5	4,758,189.71	-	4,758,189.71	4,723,676.14	(34,513.57)	4,723,676.14	3,020,467.39
23332UCM4	482,401.73	-	482,401.73	462,753.76	(19,647.97)	462,753.76	330,858.24
23332UDU5	17,209,535.70	-	17,209,535.70	16,626,954.38	(582,581.32)	16,626,954.38	10,401,707.71
23332UFV1	1,246,925.88	-	1,246,925.88	1,218,009.68	(28,916.20)	1,218,009.68	772,827.86
251510EH2	28,096,487.64	-	28,096,487.64	28,045,050.16	(51,437.48)	28,045,050.16	26,312,412.76
251510FB4	3,889,890.10	-	3,889,890.10	3,879,344.81	(10,545.29)	3,879,344.81	2,981,443.13
251510NC3	11,998,251.48	-	11,998,251.48	11,939,470.36	(58,781.12)	11,939,470.36	3,231,821.40
30251YAB4	6,821,818.83	-	6,821,818.83	6,722,410.64	(99,408.19)	6,722,410.64	5,278,923.41
32051DCJ9	567,873.90	-	567,873.90	564,800.37	(3,073.53)	564,800.37	539,435.31
32053LAA0	168,781.82	-	168,781.82	162,542.90	(6,238.92)	162,542.90	164,562.26
32056JAA2	151,729.90	-	151,729.90	145,187.12	(6,542.78)	145,187.12	138,736.21
32113JAA3	597,171.91	-	597,171.91	577,362.62	(19,809.29)	577,362.62	367,622.17
36228FC53	830,865.79	-	830,865.79	719,447.10	(111,418.69)	719,447.10	755,146.70
362341VU0	21,642,269.81	-	21,642,269.81	21,108,962.14	(533,307.67)	21,108,962.14	21,499,857.50
36242DBJ1	427,777.96	-	427,777.96	425,057.26	(2,720.70)	425,057.26	422,333.65
36298XAB8	19,002,807.56	-	19,002,807.56	18,625,171.48	(377,636.08)	18,625,171.48	18,219,555.59
39538RAB5	9,304,989.19	-	9,304,989.19	8,826,072.74	(478,916.45)	8,826,072.74	5,738,051.45
39538RBB4	10,128,998.42	-	10,128,998.42	9,632,687.46	(496,310.96)	9,632,687.46	6,646,599.65
39538WFH6	8,549,004.95	-	8,549,004.95	8,162,882.79	(386,122.16)	8,162,882.79	5,178,967.53
39538WHF8	23,489,894.54	-	23,489,894.54	22,622,853.22	(867,041.32)	22,622,853.22	13,769,229.29
39539GAA0	3,582,107.30	-	3,582,107.30	3,480,487.25	(101,620.05)	3,480,487.25	2,374,367.64
41161PFR9	1,033,082.03	-	1,033,082.03	1,029,854.56	(3,227.47)	1,029,854.56	847,612.03
41161PHC0	6,513,447.11	-	6,513,447.11	6,085,959.30	(427,487.81)	6,085,959.30	4,647,189.86
41161PHU0	6,179,446.69	-	6,179,446.69	6,085,207.17	(94,239.52)	6,085,207.17	4,891,633.96
41161PKH5	398,408.65	-	398,408.65	394,205.87	(4,202.78)	394,205.87	264,797.71
41161PLR2	9,608,493.34	-	9,608,493.34	9,373,928.43	(234,564.91)	9,373,928.43	7,065,418.61
41161PMG5	11,965,773.37	-	11,965,773.37	11,740,798.18	(224,975.19)	11,740,798.18	9,134,717.71
41161PQU0	10,639,729.89	-	10,639,729.89	10,361,876.18	(277,853.71)	10,361,876.18	7,084,717.87
41161PSK0	3,899,690.47	-	3,899,690.47	3,835,365.43	(64,325.04)	3,835,365.43	2,896,665.46
41161PTN3	1,726,455.40	-	1,726,455.40	1,680,824.19	(45,631.21)	1,680,824.19	1,162,819.32

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
41161PWB5	$5,433,234.88	$-	$5,433,234.88	$5,264,188.65	$(169,046.23)	$5,264,188.65	$3,417,999.61
41161PXH1	635,491.30	-	635,491.30	616,308.82	(19,182.48)	616,308.82	444,323.95
41164LAB5	10,449,007.70	-	10,449,007.70	10,235,230.71	(213,776.99)	10,235,230.71	6,723,398.30
41164YAB7	9,958,270.74	-	9,958,270.74	9,632,612.85	(325,657.89)	9,632,612.85	6,258,429.56
43739EAP2	16,575,973.30	-	16,575,973.30	16,187,293.48	(388,679.82)	16,187,293.48	10,405,726.23
45071KDD3	1,086,382.12	-	1,086,382.12	1,059,550.60	(26,831.52)	1,059,550.60	745,093.48
45254NHV2	224,089.33	-	224,089.33	209,941.80	(14,147.53)	209,941.80	193,979.45
45254NJV0	867,029.04	-	867,029.04	850,377.46	(16,651.58)	850,377.46	681,335.15
45254NKF3	4,230,253.82	-	4,230,253.82	4,075,133.53	(155,120.29)	4,075,133.53	3,791,309.83
45254NMB0	975,328.92	-	975,328.92	932,473.13	(42,855.79)	932,473.13	793,129.67
45254NML8	1,322,330.29	-	1,322,330.29	1,293,159.75	(29,170.54)	1,293,159.75	925,528.46
45254NNP8	10,735,821.01	-	10,735,821.01	10,652,269.05	(83,551.96)	10,652,269.05	8,014,093.27
45254NPA9	12,692,475.65	-	12,692,475.65	12,385,091.91	(307,383.74)	12,385,091.91	10,418,439.77
45254NPU5	4,430,090.91	-	4,430,090.91	4,293,231.61	(136,859.30)	4,293,231.61	3,402,629.51
45254TRX4	265,240.20	-	265,240.20	258,108.03	(7,132.17)	258,108.03	177,037.44
45660LCN7	4,057,429.37	-	4,057,429.37	3,913,813.54	(143,615.83)	3,913,813.54	3,689,459.26
45660LKW8	21,908,347.51	-	21,908,347.51	21,298,027.60	(610,319.91)	21,298,027.60	13,584,806.77
45660N2J3	2,220,485.94	-	2,220,485.94	2,021,428.12	(199,057.82)	2,021,428.12	1,969,493.75
45660N2Y0	1,017,882.52	-	1,017,882.52	1,001,489.22	(16,393.30)	1,001,489.22	793,003.49
45660N5H4	4,324,034.48	-	4,324,034.48	4,269,797.16	(54,237.32)	4,269,797.16	3,196,502.02
45660NQ24	1,970,446.46	-	1,970,446.46	1,968,799.95	(1,646.51)	1,968,799.95	1,795,440.64
45660NS30	1,157,717.89	-	1,157,717.89	1,150,501.82	(7,216.07)	1,150,501.82	896,223.95
45661EAA2	235,697.52	-	235,697.52	226,316.19	(9,381.33)	226,316.19	214,425.81
466247XE8	5,390,729.34	-	5,390,729.34	5,333,873.02	(56,856.32)	5,333,873.02	3,378,889.69
525221AJ6	2,261,175.96	-	2,261,175.96	2,216,676.56	(44,499.40)	2,216,676.56	1,517,007.01
525221GM3	2,732,081.65	-	2,732,081.65	2,649,357.67	(82,723.98)	2,649,357.67	1,619,667.37
525221HA8	20,207,345.18	-	20,207,345.18	19,668,821.93	(538,523.25)	19,668,821.93	10,939,984.17
52524VAG4	11,062,404.37	-	11,062,404.37	10,838,351.72	(224,052.65)	10,838,351.72	7,050,647.53
52524YAF0	9,665,927.77	-	9,665,927.77	9,379,652.95	(286,274.82)	9,379,652.95	6,147,462.85
55027AAR1	9,295,635.13	-	9,295,635.13	9,213,079.35	(82,555.78)	9,213,079.35	6,032,918.95
55027BAA6	13,108,293.41	-	13,108,293.41	12,665,836.46	(442,456.95)	12,665,836.46	6,968,458.74
55274SAM3	906,915.51	-	906,915.51	880,480.09	(26,435.42)	880,480.09	752,034.62
576433G42	7,024,024.64	-	7,024,024.64	6,885,577.88	(138,446.76)	6,885,577.88	4,314,806.39
576433H33	3,261,825.29	-	3,261,825.29	3,174,754.27	(87,071.02)	3,174,754.27	3,133,978.43
57643LMP8	1,698,761.89	-	1,698,761.89	1,516,916.66	(181,845.23)	1,516,916.66	1,006,686.00
589929N38	618,843.60	-	618,843.60	607,180.29	(11,663.31)	607,180.29	583,261.22
589929X29	3,890,489.13	-	3,890,489.13	3,887,953.67	(2,535.46)	3,887,953.67	3,359,229.48
59020UAA3	154,092.84	-	154,092.84	152,882.12	(1,210.72)	152,882.12	147,716.07
59020UAC9	805,983.42	-	805,983.42	803,847.98	(2,135.44)	803,847.98	729,547.23
59020UNZ4	1,413,542.51	-	1,413,542.51	1,384,820.01	(28,722.50)	1,384,820.01	1,305,590.00
61749LAN1	495,108.38	-	495,108.38	426,403.81	(68,704.57)	426,403.81	483,109.45
617526AE8	298,458.27	-	298,458.27	247,896.75	(50,561.52)	247,896.75	201,593.54
61913PAA0	11,417,672.54	-	11,417,672.54	10,888,133.59	(529,538.95)	10,888,133.59	9,819,940.36
61915RBB1	6,273,000.31	-	6,273,000.31	6,124,189.76	(148,810.55)	6,124,189.76	3,779,577.22
63543XAH2	(79,020.00)	-	(79,020.00)	-	79,020.00	-	100,000.00
638728AC9	2,174,025.70	-	2,174,025.70	2,120,248.36	(53,777.34)	2,120,248.36	1,283,453.97
64352VEG2	53,328.05	-	53,328.05	41,302.27	(12,025.78)	41,302.27	34,820.40
66987XBV6	16,520.30	-	16,520.30	16,470.43	(49.87)	16,470.43	11,703.64
68383NCU5	7,282,554.24	-	7,282,554.24	7,235,682.42	(46,871.82)	7,235,682.42	5,207,209.31
73316PJD3	20,976.16	-	20,976.16	19,251.21	(1,724.95)	19,251.21	20,415.57
74922AAA5	13,117,398.44	-	13,117,398.44	13,117,398.44	-	13,117,398.44	7,547,875.59
75114GAC3	17,258,298.59	-	17,258,298.59	16,957,780.52	(300,518.07)	16,957,780.52	10,592,845.95
75114HAD9	15,985,299.98	-	15,985,299.98	15,385,859.62	(599,440.36)	15,385,859.62	9,711,227.61

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
75114HAK3	$5,111,412.15	$-	$5,111,412.15	$4,881,961.31	$(229,450.84)	$4,881,961.31	$1,486,628.18
760985U33	509,393.37	-	509,393.37	509,070.17	(323.20)	509,070.17	401,596.46
76110GE23	5,017,971.92	-	5,017,971.92	4,955,217.15	(62,754.77)	4,955,217.15	4,576,649.54
76110GG62	5,026,755.12	-	5,026,755.12	4,991,211.22	(35,543.90)	4,991,211.22	4,874,911.35
76110GV40	2,783,024.62	-	2,783,024.62	2,642,100.56	(140,924.06)	2,642,100.56	2,621,644.63
76110GZQ7	6,790,133.51	-	6,790,133.51	6,546,910.11	(243,223.40)	6,546,910.11	5,967,525.57
761118KU1	6,008,078.81	-	6,008,078.81	5,885,056.06	(123,022.75)	5,885,056.06	3,864,201.42
761118NN4	8,315,435.99	-	8,315,435.99	8,159,140.66	(156,295.33)	8,159,140.66	5,395,099.87
761118RM2	16,560,034.61	-	16,560,034.61	16,205,072.57	(354,962.04)	16,205,072.57	10,347,725.81
77277LAF4	40,976,607.92	-	40,976,607.92	39,517,587.12	(1,459,020.80)	39,517,587.12	25,106,760.00
77277LAH0	2,035,845.16	-	2,035,845.16	1,964,959.14	(70,886.02)	1,964,959.14	2,426,111.99
77277LAJ6	28,822,879.15	-	28,822,879.15	27,814,860.58	(1,008,018.57)	27,814,860.58	15,798,887.97
79548KXQ6	1,495,470.74	-	1,495,470.74	1,490,425.94	(5,044.80)	1,490,425.94	1,318,982.77
805564RM5	3,431,895.26	-	3,431,895.26	2,858,398.98	(573,496.28)	2,858,398.98	2,577,847.11
85554NAG5	1,149,005.80	-	1,149,005.80	1,074,369.95	(74,635.85)	1,074,369.95	1,112,280.44
8635722A0	213,401.28	-	213,401.28	183,019.29	(30,381.99)	183,019.29	184,712.67
863579CB2	4,505,670.30	-	4,505,670.30	4,010,269.07	(495,401.23)	4,010,269.07	4,491,455.53
86358HHX0	934,544.89	-	934,544.89	881,801.84	(52,743.05)	881,801.84	766,260.98
86358R3Q8	1,109,716.83	-	1,109,716.83	1,086,821.24	(22,895.59)	1,086,821.24	1,105,869.67
86358RQ83	140,984.59	-	140,984.59	139,518.81	(1,465.78)	139,518.81	114,478.24
86359AEH2	22,878.66	-	22,878.66	15,088.67	(7,789.99)	15,088.67	17,036.99
86359BKB6	901,519.44	-	901,519.44	890,541.79	(10,977.65)	890,541.79	882,377.13
86359BLB5	1,236,421.78	-	1,236,421.78	1,214,880.93	(21,540.85)	1,214,880.93	1,047,933.98
86359BPM7	1,697,008.90	-	1,697,008.90	1,677,712.85	(19,296.05)	1,677,712.85	1,471,420.81
86359DDB0	1,720,052.55	-	1,720,052.55	1,557,773.74	(162,278.81)	1,557,773.74	1,008,171.00
86359DUL9	182,619.56	-	182,619.56	177,929.38	(4,690.18)	177,929.38	130,899.00
86359LRW1	19,283,246.92	-	19,283,246.92	18,854,133.13	(429,113.79)	18,854,133.13	12,078,962.49
86359LSM2	1,229,392.32	-	1,229,392.32	1,221,421.18	(7,971.14)	1,221,421.18	797,783.92
86360JAA9	10,678,598.80	-	10,678,598.80	10,110,663.03	(567,935.77)	10,110,663.03	5,665,225.53
86360JAE1	8,083,947.71	-	8,083,947.71	7,968,904.60	(115,043.11)	7,968,904.60	5,199,107.01
86360UAF3	3,679,934.99	-	3,679,934.99	3,657,014.40	(22,920.59)	3,657,014.40	2,342,230.10
86361HAA2	11,498,036.76	-	11,498,036.76	11,228,014.28	(270,022.48)	11,228,014.28	7,105,230.74
86361HAB0	7,245,471.81	-	7,245,471.81	6,677,265.79	(568,206.02)	6,677,265.79	6,376,092.75
86363DAA9	8,341,915.82	-	8,341,915.82	7,940,221.38	(401,694.44)	7,940,221.38	5,860,750.26
885220FS7	6,795,813.69	-	6,795,813.69	6,700,333.14	(95,480.55)	6,700,333.14	5,924,957.27
929227QB5	216,049.73	-	216,049.73	197,161.22	(18,888.51)	197,161.22	205,696.07
92922F4M7	4,304,379.27	-	4,304,379.27	4,200,000.14	(104,379.13)	4,200,000.14	3,057,226.29
92922F5T1	7,185,795.39	-	7,185,795.39	7,025,768.14	(160,027.25)	7,025,768.14	5,003,926.25
92922F7Q5	8,971,978.46	-	8,971,978.46	8,646,636.70	(325,341.76)	8,646,636.70	6,268,400.14
92922FB72	1,174,068.37	-	1,174,068.37	1,155,765.56	(18,302.81)	1,155,765.56	850,774.90
92922FJ25	6,121,694.09	-	6,121,694.09	6,046,585.33	(75,108.76)	6,046,585.33	4,353,868.94
92922FNW4	1,192,216.02	-	1,192,216.02	1,176,012.07	(16,203.95)	1,176,012.07	1,321,844.90
92922FTJ7	1,233,564.94	-	1,233,564.94	1,210,352.93	(23,212.01)	1,210,352.93	974,061.94
92922FWU8	3,540,323.48	-	3,540,323.48	3,390,238.86	(150,084.62)	3,390,238.86	2,849,678.72
92922FZF8	8,125,751.26	-	8,125,751.26	7,801,971.37	(323,779.89)	7,801,971.37	6,075,249.66
92925CBB7	4,188,635.02	-	4,188,635.02	4,096,642.85	(91,992.17)	4,096,642.85	3,033,957.41
92925VAM2	616,737.54	-	616,737.54	597,598.02	(19,139.52)	597,598.02	548,628.09
92926SAE6	725,416.21	-	725,416.21	680,038.47	(45,377.74)	680,038.47	615,701.52
92979DAA3	537,331.46	-	537,331.46	523,333.07	(13,998.39)	523,333.07	437,747.24
9393365V1	1,560,697.73	-	1,560,697.73	1,549,341.13	(11,356.60)	1,549,341.13	1,431,792.71
939336KZ5	2,341,996.35	-	2,341,996.35	2,334,363.48	(7,632.87)	2,334,363.48	2,055,619.32
939336X65	11,157,951.25	-	11,157,951.25	10,874,647.01	(283,304.24)	10,874,647.01	8,432,485.02
93934FHC9	7,712,919.25	-	7,712,919.25	7,699,609.07	(13,310.18)	7,699,609.07	5,318,460.28

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
949810AA3	$566,424.05	$-	$566,424.05	$546,485.91	$(19,938.14)	$546,485.91	$552,653.69
94981UAF6	131,272.34	-	131,272.34	120,555.74	(10,716.60)	120,555.74	126,792.75
984582AA4	469,929.99	-	469,929.99	457,191.65	(12,738.34)	457,191.65	447,475.99
Totals	$1,090,904,993.06	$-	$1,090,904,993.06	$1,056,761,288.41	$(34,143,704.65)	$1,056,761,288.41	$754,310,837.90

The following is the impairment listing for loan-backed securities for the three months ended September 30, 2011:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00104BAF7	$355,000.00	$-	$355,000.00	$290,000.00	$(65,000.00)	$290,000.00	$285,000.00
02146QAB9	12,032,384.34	-	12,032,384.34	11,850,302.56	(182,081.78)	11,850,302.56	8,273,272.97
02146TAQ0	17,912,916.56	-	17,912,916.56	16,693,633.85	(1,219,282.71)	16,693,633.85	15,861,675.53
02147CAA1	8,190,222.89	-	8,190,222.89	7,939,110.94	(251,111.95)	7,939,110.94	6,096,652.75
02147DAB7	10,161,163.88	-	10,161,163.88	10,078,483.46	(82,680.42)	10,078,483.46	6,914,174.96
02660TJB0	20,555,478.37	-	20,555,478.37	20,347,778.08	(207,700.29)	20,347,778.08	12,585,211.89
026929AD1	8,030,886.70	-	8,030,886.70	7,394,102.16	(636,784.54)	7,394,102.16	5,256,697.03
040104QN4	3,081,243.14	-	3,081,243.14	2,932,821.41	(148,421.73)	2,932,821.41	2,211,252.01
040104RV5	2,149,830.76	-	2,149,830.76	1,896,624.45	(253,206.31)	1,896,624.45	1,179,460.79
055294AA0	2,742,261.38	-	2,742,261.38	2,733,334.33	(8,927.05)	2,733,334.33	2,124,984.49
05946XYP2	911,601.67	-	911,601.67	887,990.95	(23,610.72)	887,990.95	634,778.52
05949ALH1	2,151,644.79	-	2,151,644.79	2,136,047.25	(15,597.54)	2,136,047.25	2,013,913.79
06050HKX5	555,677.56	-	555,677.56	391,850.36	(163,827.20)	391,850.36	275,336.82
06652DAA7	6,077,835.07	-	6,077,835.07	5,757,188.52	(320,646.55)	5,757,188.52	3,826,160.28
07325VAG9	2,046,242.08	-	2,046,242.08	1,991,505.51	(54,736.57)	1,991,505.51	1,745,162.36
07384M2X9	1,361,810.63	-	1,361,810.63	1,352,743.46	(9,067.17)	1,352,743.46	1,248,649.19
07384MS60	1,104,612.98	-	1,104,612.98	1,101,308.59	(3,304.39)	1,101,308.59	1,059,508.44
073854AB7	12,695,390.34	-	12,695,390.34	11,906,518.33	(788,872.01)	11,906,518.33	8,147,292.87
073879PA0	1,573,350.01	-	1,573,350.01	1,479,316.14	(94,033.87)	1,479,316.14	938,382.90
073879Z92	9,514,139.04	-	9,514,139.04	8,989,749.85	(524,389.19)	8,989,749.85	4,663,130.93
07387AFX8	457,361.06	-	457,361.06	433,935.98	(23,425.08)	433,935.98	441,839.32
07401LAA1	12,276,860.81	-	12,276,860.81	12,136,177.26	(140,683.55)	12,136,177.26	8,418,287.41
07401LAQ6	2,821,485.52	-	2,821,485.52	2,760,350.78	(61,134.74)	2,760,350.78	2,161,391.82
078446AB7	106,000.00	-	106,000.00	90,796.00	(15,204.00)	90,796.00	96,000.00
1248MGAJ3	70,790.89	-	70,790.89	66,267.71	(4,523.18)	66,267.71	49,228.91
12498NAB9	728,683.92	-	728,683.92	710,315.56	(18,368.36)	710,315.56	679,973.64
126670KN7	1,732,271.79	-	1,732,271.79	1,660,075.67	(72,196.12)	1,660,075.67	914,733.00
126673WB4	492,654.93	-	492,654.93	476,894.95	(15,759.98)	476,894.95	470,107.79
12667GCB7	169,287.19	-	169,287.19	164,795.22	(4,491.97)	164,795.22	122,499.65
12667GS20	11,646,736.57	-	11,646,736.57	11,089,514.67	(557,221.90)	11,089,514.67	7,317,781.72
12667GWF6	6,438,343.28	-	6,438,343.28	6,207,410.09	(230,933.19)	6,207,410.09	4,282,323.80
12667GYX5	1,032,401.67	-	1,032,401.67	798,077.21	(234,324.46)	798,077.21	961,743.25
12668BE33	12,873,661.44	-	12,873,661.44	12,655,782.02	(217,879.42)	12,655,782.02	9,029,638.43
12668BEH2	801,730.55	-	801,730.55	753,680.93	(48,049.62)	753,680.93	760,403.72
12669FW82	963,882.87	-	963,882.87	956,051.21	(7,831.66)	956,051.21	763,113.56
12669GKH3	11,070,655.27	-	11,070,655.27	10,821,345.82	(249,309.45)	10,821,345.82	8,435,950.92
12669GMS7	187,439.13	-	187,439.13	186,583.68	(855.45)	186,583.68	167,407.46
12669GRM5	2,381,686.60	-	2,381,686.60	2,337,315.68	(44,370.92)	2,337,315.68	1,664,932.90
12669GRQ6	5,867,340.96	-	5,867,340.96	5,720,021.02	(147,319.94)	5,720,021.02	5,269,585.71
12669GTV3	302,649.28	-	302,649.28	289,237.92	(13,411.36)	289,237.92	221,846.36
12669GUR0	3,154,848.17	-	3,154,848.17	3,013,751.26	(141,096.91)	3,013,751.26	2,110,912.61

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
14453MAB0	$8,366,400.29	$-	$8,366,400.29	$8,143,712.87	$(222,687.42)	$8,143,712.87	$6,076,084.91
17311YAC7	2,389,577.54	-	2,389,577.54	2,365,142.09	(24,435.45)	2,365,142.09	2,003,923.25
22540VG71	144,135.24	-	144,135.24	144,006.39	(128.85)	144,006.39	142,405.44
22540VY55	154,848.81	-	154,848.81	153,043.38	(1,805.43)	153,043.38	125,379.04
22943HAD8	8,930,536.31	-	8,930,536.31	8,559,212.93	(371,323.38)	8,559,212.93	4,859,925.00
23243AAD8	910,919.35	-	910,919.35	900,594.54	(10,324.81)	900,594.54	667,968.15
23321P6A1	3,904,177.62	-	3,904,177.62	3,903,386.18	(791.44)	3,903,386.18	3,814,846.35
23332UBV5	5,006,024.34	-	5,006,024.34	4,845,487.38	(160,536.96)	4,845,487.38	3,320,926.51
23332UCM4	489,157.25	-	489,157.25	484,521.05	(4,636.20)	484,521.05	336,415.99
251508AB3	6,716,113.69	-	6,716,113.69	5,838,739.88	(877,373.81)	5,838,739.88	4,164,503.30
251510FB4	5,175,183.65	-	5,175,183.65	5,052,929.38	(122,254.27)	5,052,929.38	4,369,316.65
32113JAA3	622,764.25	-	622,764.25	606,682.49	(16,081.76)	606,682.49	386,977.37
32113JBV6	252,753.95	-	252,753.95	228,621.65	(24,132.30)	228,621.65	198,878.00
36228FC53	927,018.69	-	927,018.69	876,662.22	(50,356.47)	876,662.22	795,524.33
362290AC2	1,315,082.42	-	1,315,082.42	970,668.69	(344,413.73)	970,668.69	1,249,565.64
362480AD7	10,920,725.53	-	10,920,725.53	10,190,750.28	(729,975.25)	10,190,750.28	6,771,946.36
36298XAB8	19,540,101.49	-	19,540,101.49	19,356,084.89	(184,016.60)	19,356,084.89	18,688,392.80
39538RBB4	10,621,455.73	-	10,621,455.73	10,357,148.10	(264,307.63)	10,357,148.10	6,833,433.32
39539GAA0	3,745,859.77	-	3,745,859.77	3,693,394.38	(52,465.39)	3,693,394.38	2,762,708.79
41161PFR9	1,057,421.82	-	1,057,421.82	1,049,222.96	(8,198.86)	1,049,222.96	880,583.81
41161PHU0	6,434,985.19	-	6,434,985.19	6,321,068.34	(113,916.85)	6,321,068.34	5,082,846.18
41161PKH5	428,607.22	-	428,607.22	417,973.63	(10,633.59)	417,973.63	298,610.43
41161PLR2	10,208,554.57	-	10,208,554.57	9,931,349.39	(277,205.18)	9,931,349.39	7,369,950.14
41161PMG5	12,686,469.66	-	12,686,469.66	12,253,773.73	(432,695.93)	12,253,773.73	9,207,070.40
41161PSK0	4,072,927.86	-	4,072,927.86	4,054,365.85	(18,562.01)	4,054,365.85	3,112,909.78
41164YAB7	10,228,700.53	-	10,228,700.53	10,108,870.61	(119,829.92)	10,108,870.61	6,763,548.54
43739EAP2	16,762,173.85	-	16,762,173.85	16,754,383.79	(7,790.06)	16,754,383.79	11,547,347.43
43739EBJ5	7,818,708.26	-	7,818,708.26	7,708,379.95	(110,328.31)	7,708,379.95	5,582,406.29
43739EBS5	7,495,471.91	-	7,495,471.91	7,360,184.77	(135,287.14)	7,360,184.77	5,928,566.53
45071KDD3	1,228,116.77	-	1,228,116.77	1,170,289.65	(57,827.12)	1,170,289.65	747,163.15
45254NJV0	898,086.12	-	898,086.12	888,802.85	(9,283.27)	888,802.85	686,735.70
45254NMB0	1,011,350.40	-	1,011,350.40	990,574.51	(20,775.89)	990,574.51	819,498.77
45254NML8	1,361,465.84	-	1,361,465.84	1,349,261.53	(12,204.31)	1,349,261.53	949,172.61
45254NPA9	13,078,947.98	-	13,078,947.98	12,864,037.94	(214,910.04)	12,864,037.94	11,036,655.21
45254NPU5	4,557,944.28	-	4,557,944.28	4,491,215.04	(66,729.24)	4,491,215.04	3,435,163.55
45254TRX4	289,648.82	-	289,648.82	268,982.89	(20,665.93)	268,982.89	184,567.75
45254TSM7	3,185,175.16	-	3,185,175.16	3,178,237.32	(6,937.84)	3,178,237.32	1,802,649.77
45660LKW8	22,789,501.37	-	22,789,501.37	22,157,937.38	(631,563.99)	22,157,937.38	14,182,598.88
45660LW96	2,821,627.31	-	2,821,627.31	2,302,696.11	(518,931.20)	2,302,696.11	1,645,942.74
45660LYW3	2,839,935.89	-	2,839,935.89	2,675,191.85	(164,744.04)	2,675,191.85	1,808,335.06
45660N5H4	2,548,236.34	-	2,548,236.34	2,494,498.56	(53,737.78)	2,494,498.56	2,192,321.21
45660NQ24	2,006,313.51	-	2,006,313.51	1,977,589.40	(28,724.11)	1,977,589.40	1,854,995.67
466247XE8	5,663,043.17	-	5,663,043.17	5,468,140.48	(194,902.69)	5,468,140.48	3,478,749.59
46627MBQ9	10,520,931.04	-	10,520,931.04	10,382,860.24	(138,070.80)	10,382,860.24	7,343,157.84
525221AJ6	2,364,660.32	-	2,364,660.32	2,303,545.55	(61,114.77)	2,303,545.55	1,462,798.21
525221CD7	199,143.11	-	199,143.11	140,273.81	(58,869.30)	140,273.81	73,244.54
525221EN3	7,615,159.04	-	7,615,159.04	6,810,706.64	(804,452.40)	6,810,706.64	5,780,485.70
525221GB7	21,306.89	-	21,306.89	19,942.84	(1,364.05)	19,942.84	17,621.17
525221GM3	2,893,816.76	-	2,893,816.76	2,770,940.92	(122,875.84)	2,770,940.92	1,745,499.88
525221HA8	20,311,816.98	-	20,311,816.98	20,218,739.56	(93,077.42)	20,218,739.56	12,212,406.28
52524YAF0	10,165,923.50	-	10,165,923.50	9,936,997.51	(228,925.99)	9,936,997.51	6,413,146.30
55027AAR1	9,939,205.47	-	9,939,205.47	9,460,015.29	(479,190.18)	9,460,015.29	6,284,640.75
55027AAU4	5,014,593.61	-	5,014,593.61	4,727,808.64	(286,784.97)	4,727,808.64	3,669,394.89

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
55027BAA6	$13,695,897.92	$-	$13,695,897.92	$13,402,622.86	$(293,275.06)	$13,402,622.86	$7,785,098.29
55274SAM3	958,260.89	-	958,260.89	936,771.00	(21,489.89)	936,771.00	800,319.19
576433WZ5	2,173,624.29	-	2,173,624.29	1,797,224.58	(376,399.71)	1,797,224.58	2,111,096.68
576438AA3	2,986,331.41	-	2,986,331.41	2,904,333.95	(81,997.46)	2,904,333.95	2,292,462.90
57643LMP8	1,768,401.20	-	1,768,401.20	1,665,768.72	(102,632.48)	1,665,768.72	1,020,858.00
59020UAC9	831,369.52	-	831,369.52	829,854.74	(1,514.78)	829,854.74	760,663.54
59020UNZ4	1,477,073.86	-	1,477,073.86	1,413,229.74	(63,844.12)	1,413,229.74	1,335,154.95
59020UUJ2	3,525,203.43	-	3,525,203.43	3,498,541.17	(26,662.26)	3,498,541.17	3,179,606.06
59020UW43	1,146,354.75	-	1,146,354.75	940,451.86	(205,902.89)	940,451.86	1,063,971.44
59024WAB3	1,377,874.01	-	1,377,874.01	1,249,457.53	(128,416.48)	1,249,457.53	1,355,587.88
617526AE8	308,320.76	-	308,320.76	290,839.48	(17,481.28)	290,839.48	210,114.91
61915RBB1	6,505,525.22	-	6,505,525.22	6,368,210.54	(137,314.68)	6,368,210.54	4,034,515.97
63543XAH2	79,020.00	-	79,020.00	-	(79,020.00)	-	100,000.00
65106FAG7	222,807.35	-	222,807.35	173,737.96	(49,069.39)	173,737.96	644,988.50
65535VRK6	1,595,098.54	-	1,595,098.54	1,461,692.09	(133,406.45)	1,461,692.09	1,128,243.27
65535VUS5	1,967,066.10	-	1,967,066.10	1,625,756.58	(341,309.52)	1,625,756.58	1,842,954.87
68383NCU5	7,569,311.48	-	7,569,311.48	7,458,109.86	(111,201.62)	7,458,109.86	5,530,688.63
68383NDT7	7,580,254.71	-	7,580,254.71	7,537,982.61	(42,272.10)	7,537,982.61	5,517,435.79
69121PDX8	733,994.81	-	733,994.81	714,780.11	(19,214.70)	714,780.11	649,477.08
73316PJD3	24,652.84	-	24,652.84	21,588.24	(3,064.60)	21,588.24	20,920.18
75114HAK3	5,468,316.97	-	5,468,316.97	4,947,087.27	(521,229.70)	4,947,087.27	1,860,199.38
76110GV40	2,855,552.11	-	2,855,552.11	2,848,957.13	(6,594.98)	2,848,957.13	2,680,673.09
76110GZQ7	6,924,079.62	-	6,924,079.62	6,913,692.91	(10,386.71)	6,913,692.91	6,022,270.89
761118KU1	6,185,182.79	-	6,185,182.79	6,149,135.41	(36,047.38)	6,149,135.41	4,149,854.65
79548KXQ6	1,530,147.05	-	1,530,147.05	1,509,276.36	(20,870.69)	1,509,276.36	1,330,711.68
805564RM5	3,783,853.77	-	3,783,853.77	3,390,656.22	(393,197.55)	3,390,656.22	2,589,301.99
81744FDK0	2,178,301.21	-	2,178,301.21	2,151,684.02	(26,617.19)	2,151,684.02	1,761,382.63
8635722A0	233,595.24	-	233,595.24	215,504.87	(18,090.37)	215,504.87	186,216.34
863579DV7	416,883.90	-	416,883.90	285,759.07	(131,124.83)	285,759.07	308,009.45
863579KG2	2,973,646.71	-	2,973,646.71	2,942,098.75	(31,547.96)	2,942,098.75	2,664,997.41
86358RP68	437,220.89	-	437,220.89	422,474.79	(14,746.10)	422,474.79	398,856.58
86359ACC5	531,978.21	-	531,978.21	353,127.15	(178,851.06)	353,127.15	488,282.15
86359ADN0	741,134.04	-	741,134.04	326,463.46	(414,670.58)	326,463.46	682,038.16
86359B7K1	138,037.60	-	138,037.60	126,862.75	(11,174.85)	126,862.75	137,039.83
86359BKB6	916,470.25	-	916,470.25	904,786.02	(11,684.23)	904,786.02	907,098.07
86359DUL9	194,987.88	-	194,987.88	188,934.70	(6,053.18)	188,934.70	143,104.84
86359DUR6	17,332,821.60	-	17,332,821.60	17,133,310.77	(199,510.83)	17,133,310.77	13,000,522.13
86359LRW1	20,040,509.75	-	20,040,509.75	19,854,529.41	(185,980.34)	19,854,529.41	12,605,141.57
86360JAE1	8,289,646.58	-	8,289,646.58	8,220,957.52	(68,689.06)	8,220,957.52	5,360,309.37
86360JAN1	3,353,911.80	-	3,353,911.80	2,834,798.76	(519,113.04)	2,834,798.76	1,837,894.65
86360KAF5	32,116,770.69	-	32,116,770.69	31,735,747.36	(381,023.33)	31,735,747.36	20,359,228.06
86361HAA2	12,017,398.43	-	12,017,398.43	11,901,691.77	(115,706.66)	11,901,691.77	7,914,933.46
86361HAB0	7,654,446.10	-	7,654,446.10	7,553,360.48	(101,085.62)	7,553,360.48	7,548,110.13
86363DAA9	8,704,237.99	-	8,704,237.99	8,584,990.62	(119,247.37)	8,584,990.62	6,725,522.53
88157QAL2	937,251.38	-	937,251.38	703,789.33	(233,462.05)	703,789.33	1,223,464.27
885220FS7	7,123,770.34	-	7,123,770.34	7,030,548.39	(93,221.95)	7,030,548.39	6,510,377.19
92922F5T1	7,370,799.85	-	7,370,799.85	7,282,989.99	(87,809.86)	7,282,989.99	5,963,213.98
92922FB72	1,210,035.69	-	1,210,035.69	1,197,200.58	(12,835.11)	1,197,200.58	882,889.24
92922FJ25	6,254,294.53	-	6,254,294.53	6,189,443.91	(64,850.62)	6,189,443.91	4,867,792.79
92922FZD3	13,171,136.59	-	13,171,136.59	12,466,741.22	(704,395.37)	12,466,741.22	13,117,969.62
92922FZF8	8,267,915.38	-	8,267,915.38	8,244,339.94	(23,575.44)	8,244,339.94	6,853,052.73
92925CBB7	4,280,518.12	-	4,280,518.12	4,227,773.72	(52,744.40)	4,227,773.72	3,348,795.48
92977YAY7	2,465,934.87	-	2,465,934.87	2,167,246.19	(298,688.68)	2,167,246.19	467,915.97

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
92979DAA3	$592,212.28	$-	$592,212.28	$531,258.61	$(60,953.67)	$531,258.61	$449,461.21
9393365V1	1,661,860.00	-	1,661,860.00	1,609,085.32	(52,774.68)	1,609,085.32	1,403,053.51
93934FHC9	8,006,057.92	-	8,006,057.92	7,914,350.10	(91,707.82)	7,914,350.10	5,510,082.35
Totals	$762,320,631.78	$-	$762,320,631.78	$738,510,047.63	$(23,810,584.15)	$738,510,047.63	$546,494,231.96

The following is the impairment listing for loan-backed securities for the three months ended June 30, 2011:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00104BAF7	$370,000.00	$-	$370,000.00	$355,000.00	$(15,000.00)	$355,000.00	$355,000.00
004375CT6	7,403,325.91	-	7,403,325.91	7,147,252.56	(256,073.35)	7,147,252.56	5,694,371.62
00442GAD2	159,625.51	-	159,625.51	154,480.10	(5,145.41)	154,480.10	160,913.36
00442JAE4	5,413,645.90	-	5,413,645.90	4,927,546.20	(486,099.70)	4,927,546.20	3,887,634.80
007034AQ4	5,320,602.41	-	5,320,602.41	5,232,343.88	(88,258.53)	5,232,343.88	4,278,416.99
007037BK9	238,074.57	-	238,074.57	232,349.28	(5,725.29)	232,349.28	156,567.31
02146QAB9	13,263,679.03	-	13,263,679.03	12,405,812.00	(857,867.03)	12,405,812.00	9,354,207.06
02146YAD8	17,604,278.99	-	17,604,278.99	16,869,197.39	(735,081.60)	16,869,197.39	12,873,145.97
02147CAA1	8,897,979.14	-	8,897,979.14	8,460,893.11	(437,086.03)	8,460,893.11	6,712,922.27
02147DAB7	11,004,615.15	-	11,004,615.15	10,535,593.48	(469,021.67)	10,535,593.48	7,666,098.70
02660TGN7	8,220,080.69	-	8,220,080.69	8,000,792.06	(219,288.63)	8,000,792.06	5,341,882.20
02660TGS6	7,553,437.85	-	7,553,437.85	6,528,085.41	(1,025,352.44)	6,528,085.41	4,919,615.29
02660TJB0	21,940,746.02	-	21,940,746.02	20,981,937.25	(958,808.77)	20,981,937.25	14,187,594.02
02660WAC0	16,364,974.60	-	16,364,974.60	16,003,512.77	(361,461.83)	16,003,512.77	11,231,013.93
02660XAD6	10,753,042.52	-	10,753,042.52	10,499,231.10	(253,811.42)	10,499,231.10	8,340,004.28
026929AA7	8,990,381.35	-	8,990,381.35	8,654,511.98	(335,869.37)	8,654,511.98	8,883,436.91
026929AD1	8,710,369.61	-	8,710,369.61	8,406,222.21	(304,147.40)	8,406,222.21	5,877,597.71
040104QN4	3,493,460.23	-	3,493,460.23	3,266,039.39	(227,420.84)	3,266,039.39	2,749,129.20
040104TF8	88,076.11	-	88,076.11	85,556.47	(2,519.64)	85,556.47	62,760.85
040104TG6	977,591.28	-	977,591.28	950,814.78	(26,776.50)	950,814.78	820,433.37
04012XAC9	253,511.81	-	253,511.81	238,019.03	(15,492.78)	238,019.03	175,845.08
055294AA0	2,975,082.10	-	2,975,082.10	2,897,726.71	(77,355.39)	2,897,726.71	2,397,151.63
05535DAN4	4,426,081.37	-	4,426,081.37	2,957,964.95	(1,468,116.42)	2,957,964.95	2,707,952.24
05535DCF9	8,177,898.68	-	8,177,898.68	7,887,868.43	(290,030.25)	7,887,868.43	4,796,232.12
05946XYP2	965,465.31	-	965,465.31	954,163.65	(11,301.66)	954,163.65	713,045.13
05949ALH1	1,959,762.10	-	1,959,762.10	1,945,434.78	(14,327.32)	1,945,434.78	1,914,105.59
05950DAA8	10,315,389.14	-	10,315,389.14	10,136,225.11	(179,164.03)	10,136,225.11	8,457,262.89
06050HKX5	591,031.77	-	591,031.77	562,401.51	(28,630.26)	562,401.51	291,127.17
073879Z92	9,741,810.63	-	9,741,810.63	9,295,040.70	(446,769.93)	9,295,040.70	4,612,197.71
07389VAA5	1,671,470.58	-	1,671,470.58	1,561,202.75	(110,267.83)	1,561,202.75	1,504,771.87
07400XAB4	2,780,642.45	-	2,780,642.45	2,666,904.78	(113,737.67)	2,666,904.78	1,842,237.26
07401LAA1	13,341,277.48	-	13,341,277.48	12,685,561.38	(655,716.10)	12,685,561.38	9,725,389.47
07401LAQ6	3,052,505.86	-	3,052,505.86	2,941,553.78	(110,952.08)	2,941,553.78	2,412,194.27
07820QAY1	13,083,773.80	-	13,083,773.80	12,632,872.48	(450,901.32)	12,632,872.48	9,775,561.89
07820QBL8	2,720,336.17	-	2,720,336.17	2,618,897.35	(101,438.82)	2,618,897.35	2,018,590.75
1248M3AB9	4,951,130.55	-	4,951,130.55	4,861,326.62	(89,803.93)	4,861,326.62	4,664,240.59
1248MGAJ3	78,372.25	-	78,372.25	72,737.09	(5,635.16)	72,737.09	48,377.62
1248RHAD9	4,780,920.84	-	4,780,920.84	4,175,285.93	(605,634.91)	4,175,285.93	2,877,308.61
12498NAB9	789,064.07	-	789,064.07	766,456.38	(22,607.69)	766,456.38	740,423.81
126670KN7	1,831,846.50	-	1,831,846.50	1,717,010.16	(114,836.34)	1,717,010.16	1,037,118.00
126673WB4	560,083.26	-	560,083.26	544,691.82	(15,391.44)	544,691.82	519,479.47

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667FUL7	$189,967.87	$-	$189,967.87	$141,385.58	$(48,582.29)	$141,385.58	$785,597.22
12667GCB7	181,815.58	-	181,815.58	170,887.82	(10,927.76)	170,887.82	135,927.44
12667GR62	8,415,537.52	-	8,415,537.52	8,355,026.41	(60,511.11)	8,355,026.41	7,028,670.89
12667GS20	12,283,980.56	-	12,283,980.56	11,937,876.96	(346,103.60)	11,937,876.96	8,059,668.23
12667GWF6	7,061,095.55	-	7,061,095.55	6,602,223.90	(458,871.65)	6,602,223.90	5,007,656.34
12668A4B8	12,941,158.94	-	12,941,158.94	12,119,014.73	(822,144.21)	12,119,014.73	8,944,515.20
12668ACZ6	3,423,890.67	-	3,423,890.67	3,297,199.39	(126,691.28)	3,297,199.39	2,465,241.99
12668AEV3	10,542,275.05	-	10,542,275.05	10,247,548.39	(294,726.66)	10,247,548.39	8,344,374.16
12668AGW9	2,432,368.04	-	2,432,368.04	2,035,172.05	(397,195.99)	2,035,172.05	2,335,532.17
12668BDC4	4,752,590.84	-	4,752,590.84	4,513,145.41	(239,445.43)	4,513,145.41	3,802,036.56
12668BE33	13,928,835.54	-	13,928,835.54	13,081,072.18	(847,763.36)	13,081,072.18	9,546,383.41
12669B3B6	65,409.70	-	65,409.70	35,269.47	(30,140.23)	35,269.47	48,988.83
12669FVD2	858,107.46	-	858,107.46	804,119.58	(53,987.88)	804,119.58	854,710.58
12669FW82	1,015,805.12	-	1,015,805.12	975,988.96	(39,816.16)	975,988.96	770,763.52
12669GKH3	11,817,843.84	-	11,817,843.84	11,343,160.99	(474,682.85)	11,343,160.99	9,250,248.44
12669GMS7	205,855.54	-	205,855.54	193,668.85	(12,186.69)	193,668.85	175,858.37
12669GRM5	2,635,349.19	-	2,635,349.19	2,451,227.00	(184,122.19)	2,451,227.00	2,127,705.34
12669GRQ6	6,472,125.17	-	6,472,125.17	6,054,262.33	(417,862.84)	6,054,262.33	5,782,563.12
12669GTV3	339,622.83	-	339,622.83	311,854.40	(27,768.43)	311,854.40	242,733.97
12669GUR0	3,316,493.22	-	3,316,493.22	3,189,613.15	(126,880.07)	3,189,613.15	2,328,534.88
14983CAA3	1,274,147.66	-	1,274,147.66	1,196,953.48	(77,194.18)	1,196,953.48	837,139.86
17311YAC7	2,898,818.47	-	2,898,818.47	2,491,417.26	(407,401.21)	2,491,417.26	2,326,545.71
22540VG71	122,879.34	-	122,879.34	122,460.00	(419.34)	122,460.00	121,864.87
225470B93	4,582,217.54	-	4,582,217.54	4,509,934.32	(72,283.22)	4,509,934.32	3,845,680.35
22943HAD8	10,470,446.75	-	10,470,446.75	8,957,363.82	(1,513,082.93)	8,957,363.82	7,387,020.00
23243AAD8	989,370.51	-	989,370.51	955,614.98	(33,755.53)	955,614.98	717,483.87
23245QAA7	2,071,789.83	-	2,071,789.83	1,955,492.72	(116,297.11)	1,955,492.72	1,565,153.34
23321P6A1	2,863,387.53	-	2,863,387.53	2,856,459.02	(6,928.51)	2,856,459.02	2,786,385.86
23332UFV1	1,289,366.54	-	1,289,366.54	1,282,023.04	(7,343.50)	1,282,023.04	911,008.17
251508AB3	7,534,519.27	-	7,534,519.27	6,934,953.06	(599,566.21)	6,934,953.06	4,710,530.76
30251YAB4	7,206,825.42	-	7,206,825.42	7,150,532.74	(56,292.68)	7,150,532.74	5,424,394.15
32056CAH2	15,970,892.52	-	15,970,892.52	15,625,008.42	(345,884.10)	15,625,008.42	14,097,475.09
36185NXT2	480,300.23	-	480,300.23	342,093.29	(138,206.94)	342,093.29	360,669.96
36228FC53	1,037,017.12	-	1,037,017.12	982,991.94	(54,025.18)	982,991.94	842,138.90
362341L49	5,106,623.24	-	5,106,623.24	5,021,034.34	(85,588.90)	5,021,034.34	4,412,830.84
362341TM1	2,443,201.11	-	2,443,201.11	2,374,066.43	(69,134.68)	2,374,066.43	2,292,997.45
362480AD7	11,678,000.76	-	11,678,000.76	11,207,319.96	(470,680.80)	11,207,319.96	7,858,713.01
39538RAB5	9,839,578.13	-	9,839,578.13	9,740,017.04	(99,561.09)	9,740,017.04	6,825,326.72
39538RBB4	11,118,644.03	-	11,118,644.03	10,867,077.20	(251,566.83)	10,867,077.20	8,084,521.46
39538WFH6	9,253,858.85	-	9,253,858.85	9,008,051.77	(245,807.08)	9,008,051.77	6,507,935.92
39538WHF8	25,147,502.44	-	25,147,502.44	24,863,316.46	(284,185.98)	24,863,316.46	18,158,716.82
39539GAA0	4,142,380.99	-	4,142,380.99	3,858,924.02	(283,456.97)	3,858,924.02	3,093,463.70
41161PFR9	1,089,162.17	-	1,089,162.17	1,062,736.29	(26,425.88)	1,062,736.29	964,707.20
41161PHU0	6,805,621.64	-	6,805,621.64	6,566,125.81	(239,495.83)	6,566,125.81	5,535,257.34
41161PKH5	465,705.71	-	465,705.71	447,126.11	(18,579.60)	447,126.11	331,165.28
41161PL43	15,904,690.31	-	15,904,690.31	15,427,639.04	(477,051.27)	15,427,639.04	12,519,861.74
41161PLR2	11,217,125.58	-	11,217,125.58	10,366,730.27	(850,395.31)	10,366,730.27	8,096,014.35
41161PMG5	14,212,262.03	-	14,212,262.03	13,086,899.71	(1,125,362.32)	13,086,899.71	9,903,452.27
41161PQU0	11,206,801.04	-	11,206,801.04	11,083,259.53	(123,541.51)	11,083,259.53	8,829,517.26
41161PSK0	4,155,867.99	-	4,155,867.99	4,140,078.71	(15,789.28)	4,140,078.71	3,311,704.79
41161PTN3	1,861,916.34	-	1,861,916.34	1,835,975.71	(25,940.63)	1,835,975.71	1,380,582.71
41161PWB5	5,844,745.44	-	5,844,745.44	5,799,323.66	(45,421.78)	5,799,323.66	4,123,200.14

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
41161PXH1	$677,816.57	$-	$677,816.57	$669,094.72	$(8,721.85)	$669,094.72	$477,286.09
41162DAF6	8,994,069.64	-	8,994,069.64	7,961,170.02	(1,032,899.62)	7,961,170.02	7,118,547.39
41164LAB5	12,621,800.45	-	12,621,800.45	11,230,967.78	(1,390,832.67)	11,230,967.78	8,387,551.76
41164YAB7	10,726,262.52	-	10,726,262.52	10,475,360.99	(250,901.53)	10,475,360.99	7,668,382.14
43739EBJ5	8,350,734.18	-	8,350,734.18	7,950,384.41	(400,349.77)	7,950,384.41	6,251,970.02
43739EBS5	8,105,864.82	-	8,105,864.82	7,658,917.19	(446,947.63)	7,658,917.19	6,751,074.64
45254NHV2	247,136.73	-	247,136.73	233,455.99	(13,680.74)	233,455.99	209,178.13
45254NJG3	1,142,062.94	-	1,142,062.94	1,122,485.65	(19,577.29)	1,122,485.65	956,740.55
45254NKF3	4,447,562.20	-	4,447,562.20	4,407,084.59	(40,477.61)	4,407,084.59	4,349,125.98
45254NML8	1,023,637.01	-	1,023,637.01	1,023,042.60	(594.41)	1,023,042.60	798,028.88
45254NPA9	13,599,192.07	-	13,599,192.07	13,231,174.95	(368,017.12)	13,231,174.95	11,211,853.18
45254NPU5	4,802,222.03	-	4,802,222.03	4,628,886.89	(173,335.14)	4,628,886.89	3,490,188.34
45254TRX4	297,840.06	-	297,840.06	293,087.16	(4,752.90)	293,087.16	207,069.94
45254TSM7	3,295,634.70	-	3,295,634.70	3,266,883.53	(28,751.17)	3,266,883.53	2,097,577.20
45257EAA2	3,879,055.62	-	3,879,055.62	3,664,344.06	(214,711.56)	3,664,344.06	3,535,358.63
45660LW96	3,085,309.15	-	3,085,309.15	2,903,399.55	(181,909.60)	2,903,399.55	1,872,549.76
45660LY94	485,927.29	-	485,927.29	307,876.96	(178,050.33)	307,876.96	183,383.48
45660LYW3	3,582,993.37	-	3,582,993.37	2,965,244.32	(617,749.05)	2,965,244.32	2,142,003.90
45660N3S2	4,168,246.96	-	4,168,246.96	4,148,358.98	(19,887.98)	4,148,358.98	3,817,083.54
45660NQ24	853,542.41	-	853,542.41	802,184.25	(51,358.16)	802,184.25	791,950.38
456612AC4	14,752,889.16	-	14,752,889.16	13,658,056.92	(1,094,832.24)	13,658,056.92	9,476,622.32
45661LAG3	4,918,903.42	-	4,918,903.42	4,767,495.48	(151,407.94)	4,767,495.48	4,036,455.12
45667WAA6	3,657,646.56	-	3,657,646.56	3,407,235.80	(250,410.76)	3,407,235.80	3,135,273.61
466247BC6	140,463.09	-	140,463.09	139,336.41	(1,126.68)	139,336.41	137,500.62
525221AJ6	2,423,202.18	-	2,423,202.18	2,408,596.80	(14,605.38)	2,408,596.80	1,681,253.43
525221EN3	10,347,206.55	-	10,347,206.55	8,058,470.44	(2,288,736.11)	8,058,470.44	6,566,646.65
525221GM3	3,131,481.61	-	3,131,481.61	2,964,863.90	(166,617.71)	2,964,863.90	1,891,920.84
52524YAF0	10,705,885.46	-	10,705,885.46	10,608,844.00	(97,041.46)	10,608,844.00	7,272,729.33
550279AA1	4,183,735.11	-	4,183,735.11	4,132,667.48	(51,067.63)	4,132,667.48	3,211,786.83
55027AAR1	10,402,608.17	-	10,402,608.17	10,175,024.99	(227,583.18)	10,175,024.99	7,001,283.12
55027AAU4	5,421,668.41	-	5,421,668.41	5,198,866.80	(222,801.61)	5,198,866.80	3,379,511.88
55027BAA6	14,422,565.14	-	14,422,565.14	14,012,496.58	(410,068.56)	14,012,496.58	9,444,008.61
576433G42	7,620,937.36	-	7,620,937.36	7,346,531.01	(274,406.35)	7,346,531.01	5,368,399.14
576433H33	3,914,653.00	-	3,914,653.00	3,779,758.84	(134,894.16)	3,779,758.84	3,725,126.07
576438AA3	3,170,157.17	-	3,170,157.17	3,154,671.70	(15,485.47)	3,154,671.70	2,688,395.08
57643LMP8	1,818,151.86	-	1,818,151.86	1,734,492.66	(83,659.20)	1,734,492.66	1,093,308.00
617463AA2	18,190.33	-	18,190.33	17,901.18	(289.15)	17,901.18	14,579.46
61750FAE0	669,494.38	-	669,494.38	629,661.33	(39,833.05)	629,661.33	571,359.46
617526AE8	314,327.91	-	314,327.91	300,966.95	(13,360.96)	300,966.95	228,521.15
63543XAH2	106,600.00	-	106,600.00	79,020.00	(27,580.00)	79,020.00	100,000.00
64352VNY3	2,963,790.95	-	2,963,790.95	2,721,526.68	(242,264.27)	2,721,526.68	1,402,020.00
65535VRK6	1,114,388.91	-	1,114,388.91	1,072,060.59	(42,328.32)	1,072,060.59	1,055,783.60
65535VUS5	2,153,982.46	-	2,153,982.46	1,841,133.77	(312,848.69)	1,841,133.77	1,904,936.36
66987XBV6	18,653.88	-	18,653.88	18,052.56	(601.32)	18,052.56	13,570.85
74922AAA5	13,943,565.17	-	13,943,565.17	13,688,265.61	(255,299.56)	13,688,265.61	8,514,255.33
75114GAC3	18,526,178.13	-	18,526,178.13	18,199,499.83	(326,678.30)	18,199,499.83	12,887,711.47
75114HAD9	17,431,974.80	-	17,431,974.80	16,987,120.85	(444,853.95)	16,987,120.85	13,037,178.33
75114NAA2	8,422,001.05	-	8,422,001.05	8,389,607.15	(32,393.90)	8,389,607.15	6,867,667.02
75114NAB0	3,022,759.65	-	3,022,759.65	3,017,026.02	(5,733.63)	3,017,026.02	2,735,828.82
75970NAG2	1,672,850.85	-	1,672,850.85	1,580,319.99	(92,530.86)	1,580,319.99	1,316,403.38
759950EL8	4,369,242.19	-	4,369,242.19	4,171,673.19	(197,569.00)	4,171,673.19	4,268,234.94
760985U33	619,524.33	-	619,524.33	508,808.67	(110,715.66)	508,808.67	301,850.44
76110GE23	5,194,269.38	-	5,194,269.38	5,130,427.40	(63,841.98)	5,130,427.40	4,358,588.14

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110GTL5	$932,001.08	$-	$932,001.08	$762,733.61	$(169,267.47)	$762,733.61	$850,961.76
76110GV40	3,116,460.84	-	3,116,460.84	2,955,452.79	(161,008.05)	2,955,452.79	2,784,815.56
76110GVT5	2,221,320.41	-	2,221,320.41	2,053,290.88	(168,029.53)	2,053,290.88	2,154,244.36
76110GWG2	1,628,169.23	-	1,628,169.23	1,497,239.37	(130,929.86)	1,497,239.37	1,525,109.56
76110GZQ7	7,320,464.50	-	7,320,464.50	7,260,673.39	(59,791.11)	7,260,673.39	6,305,260.05
76110GZR5	2,460,530.70	-	2,460,530.70	2,020,311.93	(440,218.77)	2,020,311.93	2,082,824.91
761118NN4	8,970,194.40	-	8,970,194.40	8,854,040.82	(116,153.58)	8,854,040.82	6,065,811.19
761118RJ9	388,592.06	-	388,592.06	367,492.35	(21,099.71)	367,492.35	229,312.93
761118RM2	18,435,535.65	-	18,435,535.65	17,706,883.39	(728,652.26)	17,706,883.39	12,966,353.51
79549ASN0	188,855.67	-	188,855.67	96,628.07	(92,227.60)	96,628.07	156,004.99
80557BAC8	7,073,934.57	-	7,073,934.57	6,658,521.05	(415,413.52)	6,658,521.05	5,994,708.50
81378EAA1	2,835,965.73	-	2,835,965.73	2,729,570.58	(106,395.15)	2,729,570.58	1,991,329.48
81379EAA0	393,146.04	-	393,146.04	382,391.58	(10,754.46)	382,391.58	347,864.03
83613GAA7	2,424,305.21	-	2,424,305.21	2,289,435.53	(134,869.68)	2,289,435.53	1,882,122.00
84752CAE7	1,577,215.87	-	1,577,215.87	1,521,215.46	(56,000.41)	1,521,215.46	751,364.85
8635722A0	246,838.88	-	246,838.88	235,041.39	(11,797.49)	235,041.39	214,420.07
863579DV7	471,733.98	-	471,733.98	468,843.11	(2,890.87)	468,843.11	367,893.29
863579KG2	3,245,100.31	-	3,245,100.31	3,099,874.57	(145,225.74)	3,099,874.57	2,990,920.99
863579YR3	6,981,204.72	-	6,981,204.72	6,615,297.71	(365,907.01)	6,615,297.71	6,138,939.08
86358HHX0	1,001,108.45	-	1,001,108.45	987,386.44	(13,722.01)	987,386.44	807,677.73
86358RA23	4,524,533.79	-	4,524,533.79	4,465,507.90	(59,025.89)	4,465,507.90	3,907,151.38
86358RL88	226,189.24	-	226,189.24	58,057.55	(168,131.69)	58,057.55	122,236.18
86358RP68	593,608.65	-	593,608.65	591,449.14	(2,159.51)	591,449.14	579,356.43
86358RUQ8	88,513.41	-	88,513.41	25,607.70	(62,905.71)	25,607.70	88,499.05
86359ACC5	754,969.66	-	754,969.66	541,626.76	(213,342.90)	541,626.76	511,408.43
86359BKB6	972,851.53	-	972,851.53	923,717.36	(49,134.17)	923,717.36	980,064.82
86359BLB5	1,252,854.82	-	1,252,854.82	1,239,560.72	(13,294.10)	1,239,560.72	1,222,569.46
86359DUR6	19,298,016.21	-	19,298,016.21	17,954,125.14	(1,343,891.07)	17,954,125.14	14,380,687.56
86359LRW1	21,245,312.20	-	21,245,312.20	20,534,345.47	(710,966.73)	20,534,345.47	15,097,985.41
86359LSM2	1,399,891.35	-	1,399,891.35	1,327,165.09	(72,726.26)	1,327,165.09	1,037,905.37
86360JAA9	11,391,844.75	-	11,391,844.75	10,989,386.04	(402,458.71)	10,989,386.04	6,815,506.29
86360JAE1	8,836,521.87	-	8,836,521.87	8,442,723.34	(393,798.53)	8,442,723.34	5,991,741.22
86360KAF5	34,500,571.37	-	34,500,571.37	32,904,063.84	(1,596,507.53)	32,904,063.84	22,382,347.38
86360UAF3	4,237,400.71	-	4,237,400.71	3,887,982.50	(349,418.21)	3,887,982.50	2,779,752.52
86361HAA2	13,013,081.24	-	13,013,081.24	12,328,462.58	(684,618.66)	12,328,462.58	9,078,783.67
86361HAB0	8,510,636.17	-	8,510,636.17	7,911,868.46	(598,767.71)	7,911,868.46	8,426,051.80
86363DAA9	9,969,991.34	-	9,969,991.34	9,039,799.82	(930,191.52)	9,039,799.82	6,772,652.20
872227AE3	1,910,011.85	-	1,910,011.85	1,844,666.33	(65,345.52)	1,844,666.33	1,429,459.84
88157QAL2	698,223.45	-	698,223.45	630,409.67	(67,813.78)	630,409.67	1,177,582.12
929227QB5	232,806.19	-	232,806.19	223,929.84	(8,876.35)	223,929.84	204,572.07
92922F4M7	4,472,237.35	-	4,472,237.35	4,424,884.76	(47,352.59)	4,424,884.76	3,637,374.21
92922F5T1	7,625,591.08	-	7,625,591.08	7,532,936.26	(92,654.82)	7,532,936.26	6,520,405.82
92922F7Q5	9,591,622.46	-	9,591,622.46	9,395,996.92	(195,625.54)	9,395,996.92	7,443,451.12
92922FTJ7	1,317,040.29	-	1,317,040.29	1,288,359.22	(28,681.07)	1,288,359.22	1,142,701.99
92922FWU8	3,843,712.21	-	3,843,712.21	3,739,680.49	(104,031.72)	3,739,680.49	3,352,423.20
92925CBB7	4,414,949.29	-	4,414,949.29	4,365,574.43	(49,374.86)	4,365,574.43	3,480,246.65
92926SAE6	2,379,476.79	-	2,379,476.79	2,155,902.71	(223,574.08)	2,155,902.71	2,123,918.65
92977YAY7	2,965,308.91	-	2,965,308.91	2,448,469.16	(516,839.75)	2,448,469.16	546,787.98
939336X65	1,741,456.57	-	1,741,456.57	1,734,753.31	(6,703.26)	1,734,753.31	1,423,713.09
93934FHC9	8,460,192.37	-	8,460,192.37	8,261,569.02	(198,623.35)	8,261,569.02	5,823,343.48
93934FJQ6	15,137,829.51	-	15,137,829.51	14,738,335.29	(399,494.22)	14,738,335.29	10,723,494.10
94985JAG5	18,250,633.52	-	18,250,633.52	17,383,308.71	(867,324.81)	17,383,308.71	18,341,034.90
Totals	$1,130,732,656.14	$-	$1,130,732,656.14	$1,078,535,670.23	$(52,196,985.91)	$1,078,535,670.23	$839,143,290.12

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed securities for the three months ended March 31, 2011:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00104BAF7	$589,264.55	$-	$589,264.55	$370,000.00	$(219,264.55)	$370,000.00	$370,000.00
00442JAE4	4,710,238.75	-	4,710,238.75	4,591,638.85	(118,599.90)	4,591,638.85	4,358,285.50
00443MAB2	107,340.11	-	107,340.11	44,124.83	(63,215.28)	44,124.83	102,421.70
007034AQ4	5,744,388.21	-	5,744,388.21	5,575,615.32	(168,772.89)	5,575,615.32	4,579,731.18
007037BK9	465,256.29	-	465,256.29	455,228.08	(10,028.21)	455,228.08	286,020.38
02146QAB9	13,969,583.20	-	13,969,583.20	13,546,263.46	(423,319.74)	13,546,263.46	9,685,224.76
02146YAD8	19,095,808.55	-	19,095,808.55	18,491,705.71	(604,102.84)	18,491,705.71	13,815,077.28
02147CAA1	9,299,089.46	-	9,299,089.46	9,131,294.02	(167,795.44)	9,131,294.02	7,305,515.71
02147DAB7	11,404,066.20	-	11,404,066.20	11,369,792.68	(34,273.52)	11,369,792.68	7,999,314.91
02147DAV3	241,249.93	-	241,249.93	238,256.54	(2,993.39)	238,256.54	199,677.64
02660TBF9	595,863.06	-	595,863.06	330,916.80	(264,946.26)	330,916.80	1,822,967.12
02660TGN7	8,456,484.74	-	8,456,484.74	8,384,613.41	(71,871.33)	8,384,613.41	5,817,181.56
02660TJB0	23,152,239.57	-	23,152,239.57	22,442,810.38	(709,429.19)	22,442,810.38	15,237,145.62
040104QN4	3,890,541.86	-	3,890,541.86	3,668,981.66	(221,560.20)	3,668,981.66	3,003,086.41
040104RV5	2,469,257.30	-	2,469,257.30	2,257,355.17	(211,902.13)	2,257,355.17	2,267,884.85
040104TF8	100,649.39	-	100,649.39	91,964.11	(8,685.28)	91,964.11	76,041.11
040104TG6	1,104,833.64	-	1,104,833.64	1,019,703.02	(85,130.62)	1,019,703.02	991,534.77
04012XAC9	264,724.37	-	264,724.37	258,174.29	(6,550.08)	258,174.29	220,523.01
05946XYP2	1,026,184.98	-	1,026,184.98	1,008,137.20	(18,047.78)	1,008,137.20	734,911.14
06050HKX5	623,869.62	-	623,869.62	596,011.52	(27,858.10)	596,011.52	300,516.70
06652DAA7	6,424,514.04	-	6,424,514.04	6,312,530.55	(111,983.49)	6,312,530.55	4,993,003.57
07386HSP7	5,557,088.46	-	5,557,088.46	5,425,826.64	(131,261.82)	5,425,826.64	4,079,941.14
073879Z92	10,172,212.75	-	10,172,212.75	9,405,259.64	(766,953.11)	9,405,259.64	4,439,959.88
07400XAB4	2,944,475.07	-	2,944,475.07	2,788,229.78	(156,245.29)	2,788,229.78	1,996,542.09
07401LAA1	14,001,795.67	-	14,001,795.67	13,574,890.71	(426,904.96)	13,574,890.71	10,381,739.73
07401LAQ6	3,257,015.04	-	3,257,015.04	3,158,276.26	(98,738.78)	3,158,276.26	2,519,662.32
07820QAY1	13,662,239.67	-	13,662,239.67	13,484,688.23	(177,551.44)	13,484,688.23	10,195,113.55
124860CB1	148,669.82	-	148,669.82	143,459.50	(5,210.32)	143,459.50	124,770.44
1248MGAJ3	99,253.04	-	99,253.04	80,199.54	(19,053.50)	80,199.54	90,039.92
12498NAB9	890,567.71	-	890,567.71	832,500.69	(58,067.02)	832,500.69	852,007.46
126670KN7	1,828,008.00	-	1,828,008.00	1,817,051.16	(10,956.84)	1,817,051.16	1,213,236.00
12667GR62	9,241,938.15	-	9,241,938.15	8,737,452.47	(504,485.68)	8,737,452.47	7,663,689.77
12667GRW5	424,692.87	-	424,692.87	400,404.54	(24,288.33)	400,404.54	350,910.91
12667GS20	12,869,652.72	-	12,869,652.72	12,677,552.86	(192,099.86)	12,677,552.86	8,533,662.30
12667GWF6	7,442,163.97	-	7,442,163.97	7,289,790.65	(152,373.32)	7,289,790.65	5,204,045.91
12668A3Q6	8,092,108.87	-	8,092,108.87	7,399,367.09	(692,741.78)	7,399,367.09	4,556,737.42
12668A4B8	14,330,751.54	-	14,330,751.54	13,633,956.43	(696,795.11)	13,633,956.43	10,065,595.58
12668ACZ6	3,581,158.60	-	3,581,158.60	3,510,183.17	(70,975.43)	3,510,183.17	2,463,470.40
12668AEV3	11,134,871.86	-	11,134,871.86	10,779,411.63	(355,460.23)	10,779,411.63	8,434,689.81
12668AGW9	264,810.23	-	264,810.23	251,757.65	(13,052.58)	251,757.65	195,768.44
12668AVP7	6,836,111.07	-	6,836,111.07	6,507,240.39	(328,870.68)	6,507,240.39	4,999,884.03
12668BB77	22,294,484.46	-	22,294,484.46	21,191,222.90	(1,103,261.56)	21,191,222.90	17,162,616.50
12668BDC4	4,905,143.40	-	4,905,143.40	4,847,413.62	(57,729.78)	4,847,413.62	4,057,423.69
12668BE33	14,231,458.83	-	14,231,458.83	14,226,030.94	(5,427.89)	14,226,030.94	10,337,333.12
126694N46	318,261.79	-	318,261.79	302,062.88	(16,198.91)	302,062.88	223,220.43
126694YM4	3,024,822.87	-	3,024,822.87	2,838,508.63	(186,314.24)	2,838,508.63	2,251,075.13
12669FW82	1,040,834.11	-	1,040,834.11	1,034,923.79	(5,910.32)	1,034,923.79	674,342.64
12669GKH3	12,108,184.91	-	12,108,184.91	12,052,219.02	(55,965.89)	12,052,219.02	10,051,057.69
12669GMS7	229,995.60	-	229,995.60	213,867.62	(16,127.98)	213,867.62	179,517.12
12669GTV3	366,063.26	-	366,063.26	361,031.76	(5,031.50)	361,031.76	268,628.38

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12669GUR0	$3,459,992.03	$-	$3,459,992.03	$3,430,694.44	$(29,297.59)	$3,430,694.44	$2,465,216.68
152314MJ6	1,339,409.85	-	1,339,409.85	1,224,692.73	(114,717.12)	1,224,692.73	1,187,215.36
172939AB6	10,187.44	-	10,187.44	7,626.42	(2,561.02)	7,626.42	9,659.23
22943HAD8	11,301,065.00	-	11,301,065.00	10,539,636.45	(761,428.55)	10,539,636.45	7,572,075.00
23242TAB2	3,135,355.37	-	3,135,355.37	2,834,797.20	(300,558.17)	2,834,797.20	2,844,347.15
23243AAD8	1,053,437.78	-	1,053,437.78	1,024,227.89	(29,209.89)	1,024,227.89	755,911.63
23245QAA7	2,167,522.27	-	2,167,522.27	2,110,320.01	(57,202.26)	2,110,320.01	1,664,856.22
23332UAR5	8,321,635.47	-	8,321,635.47	8,259,216.82	(62,418.65)	8,259,216.82	6,824,519.40
23332UAS3	95,237.17	-	95,237.17	87,835.28	(7,401.89)	87,835.28	99,417.38
23332UBV5	5,364,682.19	-	5,364,682.19	5,319,810.41	(44,871.78)	5,319,810.41	3,885,660.43
23332UBW3	205,837.23	-	205,837.23	194,753.01	(11,084.22)	194,753.01	193,229.95
23332UDU5	18,530,850.60	-	18,530,850.60	18,295,392.40	(235,458.20)	18,295,392.40	12,847,439.68
251508AB3	7,886,794.96	-	7,886,794.96	7,853,452.30	(33,342.66)	7,853,452.30	5,243,323.95
251510EH2	29,271,090.55	-	29,271,090.55	29,156,187.86	(114,902.69)	29,156,187.86	28,575,495.79
251510FB4	4,353,161.88	-	4,353,161.88	4,322,367.38	(30,794.50)	4,322,367.38	3,614,213.05
251510NC3	12,037,926.40	-	12,037,926.40	11,830,296.16	(207,630.24)	11,830,296.16	4,058,844.82
32113JAA3	652,415.48	-	652,415.48	631,834.69	(20,580.79)	631,834.69	458,747.41
36298XAB8	20,912,320.60	-	20,912,320.60	20,392,850.48	(519,470.12)	20,392,850.48	20,818,002.95
39538RAB5	10,077,417.59	-	10,077,417.59	9,966,990.98	(110,426.61)	9,966,990.98	7,013,397.00
39538RBB4	11,624,399.05	-	11,624,399.05	11,244,009.67	(380,389.38)	11,244,009.67	8,373,948.18
39538WFH6	9,786,332.77	-	9,786,332.77	9,398,523.77	(387,809.00)	9,398,523.77	6,641,100.36
39538WHF8	26,346,268.95	-	26,346,268.95	25,365,678.60	(980,590.35)	25,365,678.60	19,090,452.87
39539GAA0	4,445,526.26	-	4,445,526.26	4,265,434.30	(180,091.96)	4,265,434.30	3,373,549.63
40430HBJ6	2,092.00	-	2,092.00	547.43	(1,544.57)	547.43	2,374.38
41161PHC0	6,988,120.14	-	6,988,120.14	6,987,832.35	(287.79)	6,987,832.35	5,977,628.80
41161PHU0	6,954,769.74	-	6,954,769.74	6,928,264.20	(26,505.54)	6,928,264.20	5,852,295.66
41161PL43	17,262,240.50	-	17,262,240.50	16,479,455.42	(782,785.08)	16,479,455.42	13,247,528.30
41161PMG5	14,501,616.74	-	14,501,616.74	14,480,869.67	(20,747.07)	14,480,869.67	10,843,536.30
41161PQU0	11,745,812.76	-	11,745,812.76	11,425,500.98	(320,311.78)	11,425,500.98	9,321,170.97
41161PTN3	1,953,112.70	-	1,953,112.70	1,900,781.42	(52,331.28)	1,900,781.42	1,498,229.08
41161PWB5	6,171,180.55	-	6,171,180.55	5,958,151.99	(213,028.56)	5,958,151.99	4,487,320.60
41161PXH1	698,628.16	-	698,628.16	696,041.87	(2,586.29)	696,041.87	513,578.10
41162DAF6	9,355,131.20	-	9,355,131.20	9,283,308.59	(71,822.61)	9,283,308.59	7,322,078.83
41164LAB5	13,057,462.44	-	13,057,462.44	12,958,126.46	(99,335.98)	12,958,126.46	9,202,510.60
41164YAB7	11,016,022.42	-	11,016,022.42	10,930,434.33	(85,588.09)	10,930,434.33	7,930,491.60
43739EAP2	17,851,761.66	-	17,851,761.66	17,261,257.96	(590,503.70)	17,261,257.96	14,809,109.55
45254NHV2	285,324.23	-	285,324.23	254,001.98	(31,322.25)	254,001.98	219,107.68
45254NJG3	1,173,132.25	-	1,173,132.25	1,168,231.39	(4,900.86)	1,168,231.39	976,895.85
45254NKF3	4,584,071.58	-	4,584,071.58	4,572,566.46	(11,505.12)	4,572,566.46	4,435,278.03
45254NKX4	5,589,579.43	-	5,589,579.43	5,323,416.56	(266,162.87)	5,323,416.56	4,413,186.16
45254NMB0	1,079,859.80	-	1,079,859.80	1,060,867.26	(18,992.54)	1,060,867.26	975,349.02
45254NNP8	11,991,237.76	-	11,991,237.76	11,561,972.08	(429,265.68)	11,561,972.08	8,596,589.87
45254NPA9	13,922,074.80	-	13,922,074.80	13,831,744.89	(90,329.91)	13,831,744.89	11,508,051.01
45254NPU5	4,920,186.83	-	4,920,186.83	4,892,838.11	(27,348.72)	4,892,838.11	3,592,541.58
45254TRX4	307,714.39	-	307,714.39	302,793.09	(4,921.30)	302,793.09	224,239.78
45254TSM7	3,485,160.64	-	3,485,160.64	3,365,767.96	(119,392.68)	3,365,767.96	2,368,775.82
45660LKW8	23,500,330.55	-	23,500,330.55	23,457,394.18	(42,936.37)	23,457,394.18	16,946,705.27
45660LW96	3,188,739.98	-	3,188,739.98	3,167,553.69	(21,186.29)	3,167,553.69	2,008,996.89
45660N3S2	4,686,399.88	-	4,686,399.88	4,659,784.99	(26,614.89)	4,659,784.99	4,427,591.12
45660NS30	1,290,339.16	-	1,290,339.16	1,277,361.61	(12,977.55)	1,277,361.61	988,812.55
456612AC4	15,042,353.71	-	15,042,353.71	14,818,974.78	(223,378.93)	14,818,974.78	10,400,450.35
45667WAA6	3,069,479.51	-	3,069,479.51	3,062,662.92	(6,816.59)	3,062,662.92	2,761,372.48
46627MCS4	6,340,775.64	-	6,340,775.64	6,160,725.55	(180,050.09)	6,160,725.55	5,541,127.70

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
525221CD7	$185,229.78	$-	$185,229.78	$180,661.01	$(4,568.77)	$180,661.01	$26,503.00
525221EN3	11,462,368.81	-	11,462,368.81	10,860,051.52	(602,317.29)	10,860,051.52	7,326,416.44
550279AA1	4,367,826.86	-	4,367,826.86	4,314,531.93	(53,294.93)	4,314,531.93	3,515,439.50
55027AAU4	5,543,452.77	-	5,543,452.77	5,520,686.30	(22,766.47)	5,520,686.30	3,402,820.15
55027BAA6	48,831.32	-	48,831.32	48,511.76	(319.56)	48,511.76	32,715.29
576433E44	120,059.39	-	120,059.39	94,910.72	(25,148.67)	94,910.72	61,270.24
576433H33	3,896,952.23	-	3,896,952.23	3,680,166.16	(216,786.07)	3,680,166.16	3,807,533.53
576433RU2	1,597,338.00	-	1,597,338.00	1,569,649.11	(27,688.89)	1,569,649.11	1,144,800.00
576433SE7	1,551,096.00	-	1,551,096.00	1,447,701.42	(103,394.58)	1,447,701.42	865,180.00
576433YN0	1,163,479.97	-	1,163,479.97	1,152,853.52	(10,626.45)	1,152,853.52	808,353.27
576438AA3	3,209,357.95	-	3,209,357.95	3,200,667.18	(8,690.77)	3,200,667.18	2,878,466.05
57643LMP8	1,965,723.00	-	1,965,723.00	1,783,011.54	(182,711.46)	1,783,011.54	1,339,842.00
59020UQ40	1,063,563.18	-	1,063,563.18	1,032,423.17	(31,140.01)	1,032,423.17	867,899.64
59020UQ57	3,353,720.00	-	3,353,720.00	3,228,910.72	(124,809.28)	3,228,910.72	1,648,808.00
617463AA2	37,690.90	-	37,690.90	18,533.08	(19,157.82)	18,533.08	16,164.87
61750FAE0	698,158.75	-	698,158.75	661,931.44	(36,227.31)	661,931.44	631,736.61
617526AE8	316,386.07	-	316,386.07	307,351.88	(9,034.19)	307,351.88	284,354.06
61913PAA0	11,861,939.34	-	11,861,939.34	11,822,612.33	(39,327.01)	11,822,612.33	10,884,079.39
65535VRK6	630,330.10	-	630,330.10	612,332.91	(17,997.19)	612,332.91	596,472.32
65535VUS5	2,071,573.08	-	2,071,573.08	1,978,385.06	(93,188.02)	1,978,385.06	1,945,131.37
68383NCA9	22,031,572.87	-	22,031,572.87	21,626,068.73	(405,504.14)	21,626,068.73	16,461,150.17
68383NCD3	2,849,829.00	-	2,849,829.00	2,774,887.20	(74,941.80)	2,774,887.20	2,212,749.00
68383NCU5	8,267,552.26	-	8,267,552.26	7,994,840.81	(272,711.45)	7,994,840.81	6,364,415.96
68383NDT7	8,030,564.95	-	8,030,564.95	7,994,189.90	(36,375.05)	7,994,189.90	4,752,065.89
68400XAY6	141,048.56	-	141,048.56	138,640.06	(2,408.50)	138,640.06	115,827.33
74922MAB7	9,380,033.34	-	9,380,033.34	9,093,054.21	(286,979.13)	9,093,054.21	6,450,401.08
74922MAC5	1,231,505.34	-	1,231,505.34	1,195,511.69	(35,993.65)	1,195,511.69	890,221.13
75114GAC3	19,526,531.48	-	19,526,531.48	19,000,440.48	(526,091.00)	19,000,440.48	12,961,241.65
75114HAD9	18,413,725.00	-	18,413,725.00	18,074,722.94	(339,002.06)	18,074,722.94	12,041,468.43
75114NAA2	9,234,696.08	-	9,234,696.08	8,968,477.42	(266,218.66)	8,968,477.42	7,380,035.09
75114NAB0	3,321,540.25	-	3,321,540.25	3,223,849.24	(97,691.01)	3,223,849.24	2,941,939.37
76110GUG4	1,736,618.13	-	1,736,618.13	1,675,102.89	(61,515.24)	1,675,102.89	1,358,606.99
76110GV40	3,213,701.21	-	3,213,701.21	3,205,742.15	(7,959.06)	3,205,742.15	2,857,699.66
76110GZR5	2,519,125.78	-	2,519,125.78	2,505,685.90	(13,439.88)	2,505,685.90	2,338,107.19
761118NN4	9,616,233.11	-	9,616,233.11	9,212,465.59	(403,767.52)	9,212,465.59	6,681,967.45
761118RJ9	423,258.56	-	423,258.56	406,328.16	(16,930.40)	406,328.16	261,230.49
761118RM2	19,565,066.00	-	19,565,066.00	19,011,802.61	(553,263.39)	19,011,802.61	13,212,157.50
761118WP9	11,843,541.36	-	11,843,541.36	11,505,430.18	(338,111.18)	11,505,430.18	8,165,585.15
79549ASN0	243,550.34	-	243,550.34	200,363.11	(43,187.23)	200,363.11	168,206.90
81378EAA1	3,325,082.01	-	3,325,082.01	3,030,042.82	(295,039.19)	3,030,042.82	2,880,970.89
81379EAA0	445,843.20	-	445,843.20	409,125.62	(36,717.58)	409,125.62	430,709.52
84752CAE7	1,633,787.58	-	1,633,787.58	1,535,515.37	(98,272.21)	1,535,515.37	791,931.67
863579KG2	3,460,787.26	-	3,460,787.26	3,339,320.77	(121,466.49)	3,339,320.77	3,182,371.09
863579YR3	7,440,056.27	-	7,440,056.27	7,217,490.27	(222,566.00)	7,217,490.27	6,686,531.36
86358R3Q8	1,205,956.26	-	1,205,956.26	1,200,264.50	(5,691.76)	1,200,264.50	982,167.28
86358RM46	129,912.67	-	129,912.67	103,247.22	(26,665.45)	103,247.22	122,123.77
86358RUQ8	105,006.50	-	105,006.50	89,035.08	(15,971.42)	89,035.08	91,206.95
86359DDB0	1,765,617.79	-	1,765,617.79	1,696,568.33	(69,049.46)	1,696,568.33	1,166,875.20
86359LRC5	17,540.37	-	17,540.37	13,236.91	(4,303.46)	13,236.91	31,935.87
86359LRW1	22,756,103.11	-	22,756,103.11	21,797,764.20	(958,338.91)	21,797,764.20	16,701,576.04
86359LSM2	1,490,375.66	-	1,490,375.66	1,440,589.88	(49,785.78)	1,440,589.88	1,099,477.16
86360JAA9	11,920,034.77	-	11,920,034.77	11,840,252.44	(79,782.33)	11,840,252.44	7,239,970.92
86360KAF5	36,222,587.38	-	36,222,587.38	35,336,677.60	(885,909.78)	35,336,677.60	24,333,653.21

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
86360UAF3	$4,442,388.60	$-	$4,442,388.60	$4,343,127.77	$(99,260.83)	$4,343,127.77	$3,047,124.69
86361HAA2	13,825,102.94	-	13,825,102.94	13,371,516.87	(453,586.07)	13,371,516.87	9,456,897.06
86363DAA9	10,299,552.90	-	10,299,552.90	10,255,608.56	(43,944.34)	10,255,608.56	7,463,825.12
872227AE3	2,014,117.80	-	2,014,117.80	1,965,394.21	(48,723.59)	1,965,394.21	1,538,096.28
92922F4M7	4,539,232.27	-	4,539,232.27	4,536,178.47	(3,053.80)	4,536,178.47	3,916,451.50
92922F5T1	7,724,800.87	-	7,724,800.87	7,704,580.05	(20,220.82)	7,704,580.05	6,650,764.95
92922F7Q5	9,859,684.75	-	9,859,684.75	9,783,806.88	(75,877.87)	9,783,806.88	8,097,662.24
92925CBB7	4,506,802.70	-	4,506,802.70	4,491,511.62	(15,291.08)	4,491,511.62	3,758,867.25
92926SAE6	824,848.92	-	824,848.92	774,661.89	(50,187.03)	774,661.89	757,579.02
9393365V1	1,769,138.97	-	1,769,138.97	1,739,381.10	(29,757.87)	1,739,381.10	1,427,128.46
93934FHC9	9,128,097.42	-	9,128,097.42	8,741,946.24	(386,151.18)	8,741,946.24	6,516,986.72
93934FJQ6	16,690,260.80	-	16,690,260.80	15,636,115.76	(1,054,145.04)	15,636,115.76	11,880,107.18
Total	$1,097,705,351.09	$-	$1,097,705,351.09	$1,068,852,203.67	$(28,853,147.42)	$1,068,852,203.67	$816,688,348.33

The following is the impairment listing for loan-backed securities for the three months ended December 31, 2010:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
02146QAB9	$14,448,993.31	$-	$14,448,993.31	$14,244,814.08	$(204,179.23)	$14,244,814.08	$9,484,475.75
02146TAQ0	18,412,140.00	-	18,412,140.00	18,352,529.00	(59,611.00)	18,352,529.00	18,130,624.75
02146YAD8	20,261,686.16	-	20,261,686.16	19,945,112.54	(316,573.62)	19,945,112.54	14,832,305.08
02147CAA1	10,097,939.94	-	10,097,939.94	9,416,554.84	(681,385.10)	9,416,554.84	7,787,184.64
02660TGN7	8,754,096.98	-	8,754,096.98	8,677,030.04	(77,066.94)	8,677,030.04	5,975,830.40
02660TJB0	23,776,128.29	-	23,776,128.29	23,755,283.44	(20,844.85)	23,755,283.44	15,304,554.36
02660XAD6	12,180,682.71	-	12,180,682.71	11,336,494.86	(844,187.85)	11,336,494.86	9,031,451.90
026929AA7	10,718,076.04	-	10,718,076.04	9,444,878.09	(1,273,197.95)	9,444,878.09	8,315,716.26
026929AD1	9,368,612.93	-	9,368,612.93	9,096,004.65	(272,608.28)	9,096,004.65	6,162,007.37
040104RV5	2,603,098.37	-	2,603,098.37	2,502,489.46	(100,608.91)	2,502,489.46	2,420,836.71
040104TF8	103,869.89	-	103,869.89	103,530.66	(339.23)	103,530.66	79,424.84
040104TG6	1,230,052.26	-	1,230,052.26	1,147,807.90	(82,244.36)	1,147,807.90	1,035,943.88
05539TAU9	251,719.71	-	251,719.71	160,891.91	(90,827.80)	160,891.91	283,300.23
05946XYP2	1,097,222.97	-	1,097,222.97	1,070,289.22	(26,933.75)	1,070,289.22	756,518.81
06652DAA7	6,637,266.97	-	6,637,266.97	6,598,398.37	(38,868.60)	6,598,398.37	5,163,033.88
07386HKS9	416,870.54	-	416,870.54	416,558.95	(311.59)	416,558.95	317,169.75
07386HSP7	5,738,444.67	-	5,738,444.67	5,724,320.80	(14,123.87)	5,724,320.80	4,032,007.24
073879Z92	10,551,946.88	-	10,551,946.88	9,928,106.95	(623,839.93)	9,928,106.95	4,548,895.82
07400XAB4	3,124,249.62	-	3,124,249.62	3,030,931.87	(93,317.75)	3,030,931.87	1,925,943.77
07401LAQ6	3,440,780.83	-	3,440,780.83	3,364,232.01	(76,548.82)	3,364,232.01	2,622,042.19
07820QAY1	7,515,259.03	-	7,515,259.03	7,242,054.27	(273,204.76)	7,242,054.27	5,905,538.13
124860CB1	165,879.86	-	165,879.86	150,674.31	(15,205.55)	150,674.31	123,580.50
12667FUL7	351,690.14	-	351,690.14	211,278.91	(140,411.23)	211,278.91	277,419.77
12667GR62	9,664,947.15	-	9,664,947.15	9,333,922.73	(331,024.42)	9,333,922.73	7,956,062.54
12667GRW5	475,053.45	-	475,053.45	447,078.16	(27,975.29)	447,078.16	369,841.59
12667GS20	13,599,477.60	-	13,599,477.60	13,366,988.50	(232,489.10)	13,366,988.50	8,814,648.76
12667GWF6	7,724,004.83	-	7,724,004.83	7,641,072.51	(82,932.32)	7,641,072.51	5,543,592.60
12668A3Q6	8,585,686.65	-	8,585,686.65	8,381,126.10	(204,560.55)	8,381,126.10	4,753,133.96
12668ACG8	3,839,090.67	-	3,839,090.67	3,750,962.58	(88,128.09)	3,750,962.58	3,747,020.72
12668ACY9	853,860.86	-	853,860.86	770,724.66	(83,136.20)	770,724.66	769,495.18
12668ACZ6	3,710,927.19	-	3,710,927.19	3,637,326.57	(73,600.62)	3,637,326.57	2,464,871.08
12668AEV3	11,793,702.19	-	11,793,702.19	11,375,450.32	(418,251.87)	11,375,450.32	8,396,961.45

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12668AGW9	$284,909.58	$-	$284,909.58	$276,712.30	$(8,197.28)	$276,712.30	$204,738.25
12668BB77	23,953,380.01	-	23,953,380.01	22,945,237.36	(1,008,142.65)	22,945,237.36	16,350,813.99
12668BDC4	4,967,571.96	-	4,967,571.96	4,951,287.85	(16,284.11)	4,951,287.85	4,017,603.57
12668BE33	15,003,452.29	-	15,003,452.29	14,569,207.83	(434,244.46)	14,569,207.83	9,407,501.88
126694YM4	3,124,425.58	-	3,124,425.58	3,122,304.07	(2,121.51)	3,122,304.07	2,115,448.84
12669GKH3	12,504,442.60	-	12,504,442.60	12,431,945.06	(72,497.54)	12,431,945.06	10,383,416.89
12669GMS7	233,972.43	-	233,972.43	232,261.87	(1,710.56)	232,261.87	179,977.45
14983CAA3	1,463,566.31	-	1,463,566.31	1,332,515.31	(131,051.00)	1,332,515.31	932,463.77
22541SCC0	826,706.05	-	826,706.05	687,210.24	(139,495.81)	687,210.24	589,088.12
22541SXR4	1,581,580.13	-	1,581,580.13	1,542,209.87	(39,370.26)	1,542,209.87	591,680.57
22943HAD8	11,521,669.00	-	11,521,669.00	11,363,834.60	(157,834.40)	11,363,834.60	7,458,495.00
23242TAB2	3,218,904.38	-	3,218,904.38	3,186,203.34	(32,701.04)	3,186,203.34	3,010,086.96
23243AAD8	1,088,087.88	-	1,088,087.88	1,073,143.44	(14,944.44)	1,073,143.44	726,643.99
23245QAA7	2,236,632.77	-	2,236,632.77	2,193,538.17	(43,094.60)	2,193,538.17	1,526,290.38
23332UAS3	105,300.42	-	105,300.42	102,688.24	(2,612.18)	102,688.24	84,880.39
23332UBV5	5,550,856.24	-	5,550,856.24	5,526,622.70	(24,233.54)	5,526,622.70	3,922,868.40
23332UBW3	246,060.64	-	246,060.64	229,762.16	(16,298.48)	229,762.16	215,576.48
23332UDU5	19,008,385.73	-	19,008,385.73	18,993,000.02	(15,385.71)	18,993,000.02	13,049,034.53
251510NC3	13,060,630.74	-	13,060,630.74	12,053,318.60	(1,007,312.14)	12,053,318.60	3,795,618.41
28140XAE9	60,000.00	-	60,000.00	44,000.00	(16,000.00)	44,000.00	494,488.00
32056CAH2	16,313,358.17	-	16,313,358.17	16,179,762.26	(133,595.91)	16,179,762.26	15,652,469.50
32113JAA3	669,046.59	-	669,046.59	664,840.15	(4,206.44)	664,840.15	463,752.03
36185NXT2	607,806.99	-	607,806.99	579,066.33	(28,740.66)	579,066.33	434,463.62
362341VU0	21,726,452.50	-	21,726,452.50	21,601,162.75	(125,289.75)	21,601,162.75	21,462,550.00
39538RAB5	10,420,093.52	-	10,420,093.52	10,335,053.07	(85,040.45)	10,335,053.07	7,185,141.36
39538RBB4	11,875,207.42	-	11,875,207.42	11,812,145.61	(63,061.81)	11,812,145.61	7,889,543.62
39539GAA0	4,723,502.08	-	4,723,502.08	4,602,605.08	(120,897.00)	4,602,605.08	3,522,368.91
41161PFR9	1,182,169.39	-	1,182,169.39	1,162,212.39	(19,957.00)	1,162,212.39	938,229.25
41161PHC0	7,220,890.30	-	7,220,890.30	7,180,582.16	(40,308.14)	7,180,582.16	6,114,127.23
41161PL43	18,021,510.71	-	18,021,510.71	17,725,530.16	(295,980.55)	17,725,530.16	13,839,434.02
41161PMG5	14,764,069.42	-	14,764,069.42	14,747,417.39	(16,652.03)	14,747,417.39	10,825,471.99
41161PQU0	12,487,307.26	-	12,487,307.26	12,064,330.64	(422,976.62)	12,064,330.64	9,024,146.97
41161PTN3	2,018,723.39	-	2,018,723.39	2,006,348.71	(12,374.68)	2,006,348.71	1,514,261.67
41161PWB5	6,713,071.88	-	6,713,071.88	6,355,988.18	(357,083.70)	6,355,988.18	4,628,490.16
41164YAB7	11,299,500.90	-	11,299,500.90	11,281,563.16	(17,937.74)	11,281,563.16	7,506,090.71
43739EAP2	18,256,115.36	-	18,256,115.36	18,160,418.60	(95,696.76)	18,160,418.60	14,565,045.06
43739EBS5	8,374,390.32	-	8,374,390.32	8,355,032.83	(19,357.49)	8,355,032.83	7,301,246.74
45254NHV2	300,691.29	-	300,691.29	290,898.98	(9,792.31)	290,898.98	221,590.91
45254NKF3	4,732,249.11	-	4,732,249.11	4,724,414.59	(7,834.52)	4,724,414.59	4,212,911.91
45254NKX4	6,035,894.45	-	6,035,894.45	5,793,499.74	(242,394.71)	5,793,499.74	4,586,894.75
45254NMB0	1,116,324.90	-	1,116,324.90	1,114,967.03	(1,357.87)	1,114,967.03	1,046,767.51
45254NNP8	12,305,621.92	-	12,305,621.92	12,287,880.20	(17,741.72)	12,287,880.20	8,793,161.95
45254NPA9	14,353,564.21	-	14,353,564.21	14,276,967.39	(76,596.82)	14,276,967.39	11,803,031.55
45254NPU5	5,082,621.43	-	5,082,621.43	5,046,699.14	(35,922.29)	5,046,699.14	3,681,845.08
45254TRX4	315,244.71	-	315,244.71	311,797.97	(3,446.74)	311,797.97	212,649.49
45660LCN7	4,861,948.71	-	4,861,948.71	4,672,646.45	(189,302.26)	4,672,646.45	4,269,563.44
45660LW96	3,345,312.09	-	3,345,312.09	3,333,349.55	(11,962.54)	3,333,349.55	2,049,580.49
45660N2Y0	1,460,518.34	-	1,460,518.34	1,439,285.52	(21,232.82)	1,439,285.52	1,213,689.11
45660N5H4	5,238,250.73	-	5,238,250.73	5,092,181.63	(146,069.10)	5,092,181.63	4,490,552.83
456612AC4	16,177,827.43	-	16,177,827.43	15,757,798.99	(420,028.44)	15,757,798.99	9,972,143.38
45661EAA2	298,980.75	-	298,980.75	263,718.82	(35,261.93)	263,718.82	289,471.39
45667WAA6	4,079,440.73	-	4,079,440.73	4,036,144.37	(43,296.36)	4,036,144.37	3,653,628.08
46627MBQ9	11,584,542.77	-	11,584,542.77	11,442,464.64	(142,078.13)	11,442,464.64	8,550,691.57

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
46627MCS4	$6,841,795.66	$-	$6,841,795.66	$6,674,348.47	$(167,447.19)	$6,674,348.47	$5,665,832.01
525221CD7	208,394.77	-	208,394.77	204,814.80	(3,579.97)	204,814.80	25,158.25
525221EN3	12,151,234.09	-	12,151,234.09	11,933,903.95	(217,330.14)	11,933,903.95	8,037,249.54
550279AA1	4,517,204.18	-	4,517,204.18	4,486,967.25	(30,236.93)	4,486,967.25	3,526,976.99
55027AAU4	5,682,311.67	-	5,682,311.67	5,666,582.61	(15,729.06)	5,666,582.61	3,413,905.12
576433FP6	221,639.77	-	221,639.77	200,504.82	(21,134.95)	200,504.82	196,682.93
576433H33	365,848.12	-	365,848.12	361,400.85	(4,447.27)	361,400.85	263,194.74
576433YN0	1,172,399.01	-	1,172,399.01	1,167,359.81	(5,039.20)	1,167,359.81	799,347.14
576438AA3	3,476,898.70	-	3,476,898.70	3,453,570.46	(23,328.24)	3,453,570.46	3,085,054.98
57643LMP8	2,008,496.40	-	2,008,496.40	1,954,400.49	(54,095.91)	1,954,400.49	1,320,453.00
576444AA1	29.53	-	29.53	23.29	(6.24)	23.29	-
59020UQ40	1,128,590.38	-	1,128,590.38	1,103,360.50	(25,229.88)	1,103,360.50	891,563.44
59020UQ57	3,416,568.40	-	3,416,568.40	3,352,825.48	(63,742.92)	3,352,825.48	1,625,444.00
61750FAE0	698,202.75	-	698,202.75	696,309.51	(1,893.24)	696,309.51	630,519.84
617526AE8	331,183.78	-	331,183.78	312,563.99	(18,619.79)	312,563.99	253,447.48
63543XAH2	130,000.00	-	130,000.00	106,600.00	(23,400.00)	106,600.00	100,000.00
65535VRK6	2,053,386.84	-	2,053,386.84	1,808,029.73	(245,357.11)	1,808,029.73	1,798,044.91
68383NBZ5	4,995,248.40	-	4,995,248.40	4,861,967.52	(133,280.88)	4,861,967.52	4,510,670.83
68383NCA9	23,216,567.84	-	23,216,567.84	22,949,842.55	(266,725.29)	22,949,842.55	16,952,836.53
68383NCU5	8,727,049.17	-	8,727,049.17	8,684,094.28	(42,954.89)	8,684,094.28	6,553,022.59
74922MAB7	9,976,829.50	-	9,976,829.50	9,957,553.79	(19,275.71)	9,957,553.79	6,690,689.74
74922MAC5	1,313,967.96	-	1,313,967.96	1,306,444.63	(7,523.33)	1,306,444.63	923,358.99
75114GAC3	20,855,558.93	-	20,855,558.93	20,459,344.05	(396,214.88)	20,459,344.05	13,690,749.84
75114HAD9	19,345,364.47	-	19,345,364.47	19,101,437.62	(243,926.85)	19,101,437.62	12,468,155.89
75114NAA2	9,810,292.02	-	9,810,292.02	9,660,736.07	(149,555.95)	9,660,736.07	7,607,762.42
75114NAB0	3,500,902.86	-	3,500,902.86	3,472,980.33	(27,922.53)	3,472,980.33	2,681,154.37
76110GUG4	1,860,028.29	-	1,860,028.29	1,836,973.30	(23,054.99)	1,836,973.30	1,424,734.61
76110GV40	3,298,671.74	-	3,298,671.74	3,291,701.66	(6,970.08)	3,291,701.66	2,925,633.99
76110GWG2	1,763,554.67	-	1,763,554.67	1,738,271.52	(25,283.15)	1,738,271.52	1,425,890.71
76110GZR5	2,626,903.39	-	2,626,903.39	2,604,544.59	(22,358.80)	2,604,544.59	2,507,946.62
761118KU1	7,123,239.54	-	7,123,239.54	6,731,093.59	(392,145.95)	6,731,093.59	4,636,155.48
761118NN4	272,375.22	-	272,375.22	272,228.16	(147.06)	272,228.16	193,133.69
761118RJ9	447,331.77	-	447,331.77	441,894.15	(5,437.62)	441,894.15	300,341.18
761118RM2	20,318,308.98	-	20,318,308.98	20,202,359.80	(115,949.18)	20,202,359.80	14,089,398.71
761118WP9	12,343,002.48	-	12,343,002.48	12,258,008.40	(84,994.08)	12,258,008.40	8,624,730.74
81379EAA0	441,321.15	-	441,321.15	441,271.71	(49.44)	441,271.71	430,672.17
81744FDK0	2,207,402.93	-	2,207,402.93	2,205,145.50	(2,257.43)	2,205,145.50	1,994,487.78
84752CAE7	1,786,191.78	-	1,786,191.78	1,602,574.26	(183,617.52)	1,602,574.26	775,817.97
863579KG2	3,468,240.06	-	3,468,240.06	3,465,239.64	(3,000.42)	3,465,239.64	3,069,608.24
863579YR3	7,892,555.21	-	7,892,555.21	7,741,323.02	(151,232.19)	7,741,323.02	6,707,709.18
86358RE86	2,220.72	-	2,220.72	1,166.98	(1,053.74)	1,166.98	1,248.02
86358RUQ8	137,580.83	-	137,580.83	106,656.56	(30,924.27)	106,656.56	90,568.86
86359LRC5	25,768.65	-	25,768.65	22,657.86	(3,110.79)	22,657.86	11,959.36
86359LRW1	23,619,297.53	-	23,619,297.53	23,421,584.54	(197,712.99)	23,421,584.54	15,152,873.28
86359LSM2	1,558,522.48	-	1,558,522.48	1,544,925.28	(13,597.20)	1,544,925.28	1,140,219.10
86360JAA9	12,329,779.22	-	12,329,779.22	12,182,977.98	(146,801.24)	12,182,977.98	7,383,034.84
86360KAF5	37,622,122.42	-	37,622,122.42	37,324,048.63	(298,073.79)	37,324,048.63	24,987,868.09
86360UAF3	4,619,353.19	-	4,619,353.19	4,534,579.85	(84,773.34)	4,534,579.85	3,054,747.35
86361HAB0	1,243,558.61	-	1,243,558.61	1,174,373.67	(69,184.94)	1,174,373.67	1,161,305.98
872227AE3	2,093,657.77	-	2,093,657.77	2,075,233.45	(18,424.32)	2,075,233.45	1,504,829.86
88157QAL2	631,469.94	-	631,469.94	602,525.35	(28,944.59)	602,525.35	1,861,011.77
92922F4M7	4,676,773.53	-	4,676,773.53	4,672,260.84	(4,512.69)	4,672,260.84	3,944,984.82
92925CBB7	4,648,166.24	-	4,648,166.24	4,633,690.94	(14,475.30)	4,633,690.94	3,728,752.89

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
92926SAE6	$2,476,608.90	$-	$2,476,608.90	$2,380,788.05	$(95,820.85)	$2,380,788.05	$2,357,899.14
9393365V1	1,665,245.48	-	1,665,245.48	1,659,798.15	(5,447.33)	1,659,798.15	1,317,493.28
939336X65	216,711.94	-	216,711.94	216,554.26	(157.68)	216,554.26	190,082.01
93934FHC9	9,474,150.60	-	9,474,150.60	9,300,269.87	(173,880.73)	9,300,269.87	6,421,681.71
93934FJQ6	17,379,180.03	-	17,379,180.03	16,974,609.65	(404,570.38)	16,974,609.65	11,708,978.95
94983YAQ2	4,291,700.42	-	4,291,700.42	4,233,445.48	(58,254.94)	4,233,445.48	4,159,640.76
94985JAG5	18,539,304.19	-	18,539,304.19	18,097,976.50	(441,327.69)	18,097,976.50	17,595,764.20
Totals	$968,742,508.30	$-	$968,742,508.30	$950,111,416.81	$(18,631,091.49)	$950,111,416.81	$708,895,636.97

The following is the impairment listing for loan-backed securities for the three months ended September 30, 2010:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$315,577.41	$-	$315,577.41	$159,175.94	$(156,401.47)	$159,175.94	$228,692.72
021455AB6	217,922.65	-	217,922.65	171,751.47	(46,171.18)	171,751.47	170,440.77
02146QAB9	15,315,148.69	-	15,315,148.69	14,692,679.05	(622,469.64)	14,692,679.05	9,256,180.84
02146YAD8	21,923,476.60	-	21,923,476.60	20,642,177.10	(1,281,299.50)	20,642,177.10	14,758,081.54
02660WAC0	18,118,365.81	-	18,118,365.81	17,825,056.07	(293,309.74)	17,825,056.07	11,582,896.26
02660XAD6	13,521,492.89	-	13,521,492.89	12,557,598.88	(963,894.01)	12,557,598.88	8,975,927.75
05946XYP2	1,135,040.17	-	1,135,040.17	1,124,034.08	(11,006.09)	1,124,034.08	737,774.51
05948JAA0	370,856.12	-	370,856.12	347,733.91	(23,122.21)	347,733.91	301,269.06
05950DAA8	11,258,446.73	-	11,258,446.73	11,029,698.64	(228,748.09)	11,029,698.64	9,759,921.40
06652DAA7	6,940,157.67	-	6,940,157.67	6,813,727.06	(126,430.61)	6,813,727.06	4,627,820.56
07384M4M1	4,031,948.12	-	4,031,948.12	4,023,103.22	(8,844.90)	4,023,103.22	3,982,434.25
07401LAQ6	3,803,505.80	-	3,803,505.80	3,558,486.75	(245,019.05)	3,558,486.75	2,603,896.54
07820QAY1	14,869,432.69	-	14,869,432.69	14,726,798.37	(142,634.32)	14,726,798.37	11,209,675.01
078446AB7	123,800.00	-	123,800.00	106,000.00	(17,800.00)	106,000.00	106,000.00
12667GCB7	206,610.54	-	206,610.54	198,880.54	(7,730.00)	198,880.54	151,324.74
12667GME0	16,487,323.12	-	16,487,323.12	15,961,905.24	(525,417.88)	15,961,905.24	10,694,700.14
12667GR62	10,404,772.50	-	10,404,772.50	9,837,281.25	(567,491.25)	9,837,281.25	7,913,784.95
12667GRW5	539,562.43	-	539,562.43	496,294.98	(43,267.45)	496,294.98	371,758.24
12667GWF6	8,264,162.73	-	8,264,162.73	7,800,347.76	(463,814.97)	7,800,347.76	5,201,353.71
12668ACG8	4,308,051.40	-	4,308,051.40	3,887,776.89	(420,274.51)	3,887,776.89	3,840,170.55
12668AEV3	12,239,368.11	-	12,239,368.11	12,078,961.61	(160,406.50)	12,078,961.61	7,974,606.21
12668AGW9	3,103,267.46	-	3,103,267.46	2,668,946.20	(434,321.26)	2,668,946.20	2,737,185.05
12668BB77	24,696,080.82	-	24,696,080.82	24,696,080.83	0.01	24,696,080.83	16,158,549.89
12669EH33	210,848.74	-	210,848.74	207,664.23	(3,184.51)	207,664.23	220,823.32
12669FKR3	277,129.34	-	277,129.34	270,766.57	(6,362.77)	270,766.57	316,871.38
12669FW82	1,121,578.12	-	1,121,578.12	1,092,542.53	(29,035.59)	1,092,542.53	725,473.49
12669FXR9	490,839.77	-	490,839.77	459,205.84	(31,633.93)	459,205.84	404,276.42
12669GKH3	12,787,611.38	-	12,787,611.38	12,586,116.25	(201,495.13)	12,586,116.25	10,031,422.26
12669GMS7	251,913.89	-	251,913.89	243,913.35	(8,000.54)	243,913.35	176,788.34
12669GRM5	2,939,270.40	-	2,939,270.40	2,842,771.24	(96,499.16)	2,842,771.24	1,936,810.71
12669GRQ6	7,668,435.17	-	7,668,435.17	7,389,352.71	(279,082.46)	7,389,352.71	5,611,698.50
12669GTV3	391,067.66	-	391,067.66	383,623.63	(7,444.03)	383,623.63	273,968.29
12669GUR0	3,668,651.13	-	3,668,651.13	3,563,519.83	(105,131.30)	3,563,519.83	2,522,515.63
17307G3D8	2,831.79	-	2,831.79	-	(2,831.79)	-	533,586.22
22540V3F7	555,689.29	-	555,689.29	555,689.51	0.22	555,689.51	818,652.39
22540VFZ0	1,516,521.88	-	1,516,521.88	1,464,064.20	(52,457.68)	1,464,064.20	1,450,010.10
22540VG71	154,198.76	-	154,198.76	153,223.28	(975.48)	153,223.28	149,451.18

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22541NUB3	$1,083,777.04	$-	$1,083,777.04	$1,083,778.44	$1.40	$1,083,778.44	$1,840,135.63
22943HAD8	11,732,570.00	-	11,732,570.00	11,579,553.70	(153,016.30)	11,579,553.70	7,155,180.00
23243AAD8	1,153,405.61	-	1,153,405.61	1,113,903.78	(39,501.83)	1,113,903.78	749,791.47
23245QAA7	2,375,389.07	-	2,375,389.07	2,259,511.63	(115,877.44)	2,259,511.63	1,456,976.36
23332UAR5	8,638,571.19	-	8,638,571.19	8,609,425.68	(29,145.51)	8,609,425.68	6,697,119.18
23332UAS3	112,435.95	-	112,435.95	107,912.99	(4,522.96)	107,912.99	84,845.64
23332UBW3	286,891.33	-	286,891.33	264,732.79	(22,158.54)	264,732.79	222,224.69
251508AB3	8,655,837.10	-	8,655,837.10	8,565,363.51	(90,473.59)	8,565,363.51	5,178,372.00
251510FB4	6,185,608.42	-	6,185,608.42	5,789,092.45	(396,515.97)	5,789,092.45	5,127,079.77
26441EAC5	198,750.00	-	198,750.00	188,500.00	(10,250.00)	188,500.00	137,500.00
35952Z007	4,307,614.21	-	4,307,614.21	4,307,614.20	(0.01)	4,307,614.20	2,775,156.72
35952Z023	4,494,729.04	-	4,494,729.04	4,494,729.06	0.02	4,494,729.06	2,904,482.03
35952Z031	1,455,346.38	-	1,455,346.38	1,455,346.38	-	1,455,346.38	901,984.50
35952Z056	1,067,384.58	-	1,067,384.58	1,067,384.57	(0.01)	1,067,384.57	605,749.50
35952Z064	3,438,088.79	-	3,438,088.79	3,438,088.78	(0.01)	3,438,088.78	1,923,484.50
35952ZA14	587,470.62	-	587,470.62	587,470.60	(0.02)	587,470.60	304,870.08
35952ZA22	223,281.52	-	223,281.52	223,281.53	0.01	223,281.53	117,992.78
36228F5R3	1,619,436.88	-	1,619,436.88	1,572,476.07	(46,960.81)	1,572,476.07	1,371,519.65
362341VU0	21,771,450.00	-	21,771,450.00	21,710,755.00	(60,695.00)	21,710,755.00	21,415,549.75
39538RAB5	10,694,253.20	-	10,694,253.20	10,679,952.60	(14,300.60)	10,679,952.60	7,266,124.20
39538RBB4	12,307,900.80	-	12,307,900.80	12,182,868.11	(125,032.69)	12,182,868.11	7,754,503.45
39538WHF8	29,262,766.18	-	29,262,766.18	27,411,495.65	(1,851,270.53)	27,411,495.65	19,864,672.06
39539GAA0	4,911,882.26	-	4,911,882.26	4,833,348.42	(78,533.84)	4,833,348.42	3,464,247.50
41161PA86	1,701,828.45	-	1,701,828.45	1,490,786.97	(211,041.48)	1,490,786.97	1,629,532.89
41161PHC0	7,493,920.50	-	7,493,920.50	7,389,844.26	(104,076.24)	7,389,844.26	6,175,852.78
41161PHU0	7,220,810.42	-	7,220,810.42	7,137,267.24	(83,543.18)	7,137,267.24	5,910,800.55
41161PKH5	562,454.98	-	562,454.98	541,505.18	(20,949.80)	541,505.18	370,018.19
41161PL43	19,129,744.68	-	19,129,744.68	18,426,719.98	(703,024.70)	18,426,719.98	13,224,900.44
41161PLR2	12,391,086.67	-	12,391,086.67	11,998,519.49	(392,567.18)	11,998,519.49	8,450,271.26
41161PMG5	15,199,514.54	-	15,199,514.54	14,982,039.32	(217,475.22)	14,982,039.32	10,383,699.50
41161PQU0	13,000,530.43	-	13,000,530.43	12,696,117.28	(304,413.15)	12,696,117.28	8,751,337.13
41161PTN3	2,124,055.82	-	2,124,055.82	2,081,083.69	(42,972.13)	2,081,083.69	1,505,550.45
41161PTP8	553,076.04	-	553,076.04	456,920.13	(96,155.91)	456,920.13	453,781.11
41161PWB5	7,065,569.62	-	7,065,569.62	6,885,660.55	(179,909.07)	6,885,660.55	4,510,555.76
41161PXH1	742,271.49	-	742,271.49	742,271.73	0.24	742,271.73	494,617.80
41164YAB7	11,746,139.88	-	11,746,139.88	11,565,082.50	(181,057.38)	11,565,082.50	7,332,391.43
43739EAP2	18,849,512.45	-	18,849,512.45	18,784,944.99	(64,567.46)	18,784,944.99	14,536,729.90
43739EBJ5	8,949,624.81	-	8,949,624.81	8,821,659.97	(127,964.84)	8,821,659.97	7,213,477.28
43739EBS5	8,756,562.94	-	8,756,562.94	8,517,869.96	(238,692.98)	8,517,869.96	7,336,631.20
45254NJV0	960,700.04	-	960,700.04	960,700.42	0.38	960,700.42	756,983.83
45254NJX6	46,746.73	-	46,746.73	46,746.72	(0.01)	46,746.72	52,745.72
45254NKA4	224,041.93	-	224,041.93	224,041.80	(0.13)	224,041.80	332,456.94
45254NKD8	(1.32)	-	(1.32)	-	1.32	-	-
45254NKF3	5,018,653.69	-	5,018,653.69	4,908,081.05	(110,572.64)	4,908,081.05	4,300,014.50
45254NKX4	6,124,868.68	-	6,124,868.68	6,124,866.22	(2.46)	6,124,866.22	4,720,907.43
45254NMB0	1,163,166.27	-	1,163,166.27	1,161,406.97	(1,759.30)	1,161,406.97	1,068,987.98
45254NPA9	15,036,711.89	-	15,036,711.89	14,719,089.65	(317,622.24)	14,719,089.65	11,892,639.43
45254NPU5	5,258,384.35	-	5,258,384.35	5,198,365.97	(60,018.38)	5,198,365.97	3,758,246.63
45254TRX4	342,613.23	-	342,613.23	316,284.73	(26,328.50)	316,284.73	208,761.84
45254TSM7	4,225,866.17	-	4,225,866.17	3,663,996.17	(561,870.00)	3,663,996.17	2,423,868.49
45660LCN7	5,239,350.62	-	5,239,350.62	5,001,581.94	(237,768.68)	5,001,581.94	3,716,561.91
45660LW96	3,563,424.88	-	3,563,424.88	3,483,454.21	(79,970.67)	3,483,454.21	1,888,667.16
45660LYW3	4,004,451.09	-	4,004,451.09	3,891,019.56	(113,431.53)	3,891,019.56	2,574,399.43

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45660N2J3	$4,467,285.84	$-	$4,467,285.84	$4,293,555.15	$(173,730.69)	$4,293,555.15	$3,881,904.68
45660N2Y0	948,804.49	-	948,804.49	882,014.06	(66,790.43)	882,014.06	779,188.25
45660N5H4	5,532,813.22	-	5,532,813.22	5,316,557.23	(216,255.99)	5,316,557.23	4,369,019.25
45660NT88	37,194.86	-	37,194.86	37,194.85	(0.01)	37,194.85	30,242.64
45660NT96	2,189,864.31	-	2,189,864.31	2,189,863.24	(1.07)	2,189,863.24	2,284,044.24
45660NZY4	684,972.49	-	684,972.49	544,029.09	(140,943.40)	544,029.09	521,157.79
456612AC4	16,797,506.75	-	16,797,506.75	16,597,595.79	(199,910.96)	16,597,595.79	9,831,944.46
45667WAA6	4,524,224.47	-	4,524,224.47	4,303,109.97	(221,114.50)	4,303,109.97	3,689,400.20
466247UG6	2,482,668.34	-	2,482,668.34	2,390,848.33	(91,820.01)	2,390,848.33	2,331,608.44
466247XE8	6,371,997.72	-	6,371,997.72	6,069,584.73	(302,412.99)	6,069,584.73	4,586,230.71
46627MBQ9	12,050,725.65	-	12,050,725.65	12,032,071.53	(18,654.12)	12,032,071.53	8,788,610.44
46627MCS4	7,327,618.22	-	7,327,618.22	7,150,856.75	(176,761.47)	7,150,856.75	5,708,510.90
525221EN3	10,588,146.60	-	10,588,146.60	10,588,146.58	(0.02)	10,588,146.58	5,298,470.74
52524VAG4	13,212,894.86	-	13,212,894.86	13,089,620.17	(123,274.69)	13,089,620.17	9,184,301.55
52524YAF0	11,991,764.08	-	11,991,764.08	11,641,423.12	(350,340.96)	11,641,423.12	7,760,208.49
550279AA1	4,717,438.29	-	4,717,438.29	4,675,300.57	(42,137.72)	4,675,300.57	3,273,871.94
576433G42	8,850,528.14	-	8,850,528.14	8,129,032.12	(721,496.02)	8,129,032.12	5,594,205.80
576433H33	4,886,747.63	-	4,886,747.63	4,348,051.54	(538,696.09)	4,348,051.54	4,136,601.25
576433YN0	1,214,309.95	-	1,214,309.95	1,197,293.79	(17,016.16)	1,197,293.79	798,990.36
5899292N7	1,415,763.00	-	1,415,763.00	1,349,644.34	(66,118.66)	1,349,644.34	1,414,867.73
589929N38	1,629,558.07	-	1,629,558.07	1,594,775.54	(34,782.53)	1,594,775.54	1,610,979.53
589929X29	5,127,014.56	-	5,127,014.56	4,818,404.16	(308,610.40)	4,818,404.16	4,315,822.14
59020UQ40	1,167,867.51	-	1,167,867.51	1,155,779.25	(12,088.26)	1,155,779.25	893,776.27
59020UUJ2	4,123,214.32	-	4,123,214.32	4,076,568.14	(46,646.18)	4,076,568.14	3,933,855.78
65538DAA3	2,179,558.44	-	2,179,558.44	2,179,557.06	(1.38)	2,179,557.06	2,095,348.68
68389FBW3	27,046.37	-	27,046.37	27,046.35	(0.02)	27,046.35	24,973.66
68402CAC8	0.01	-	0.01	-	(0.01)	-	-
75114NAA2	10,646,212.81	-	10,646,212.81	10,245,995.66	(400,217.15)	10,245,995.66	7,727,336.21
76110GUG4	1,990,234.46	-	1,990,234.46	1,925,874.38	(64,360.08)	1,925,874.38	1,481,729.24
76110GVT5	2,493,562.99	-	2,493,562.99	2,486,158.33	(7,404.66)	2,486,158.33	2,178,268.75
761118FM5	9,752,737.95	-	9,752,737.95	9,354,444.30	(398,293.65)	9,354,444.30	8,617,114.44
761118KU1	7,442,272.50	-	7,442,272.50	7,430,447.20	(11,825.30)	7,430,447.20	4,644,418.74
761118NN4	10,432,656.72	-	10,432,656.72	10,204,239.05	(228,417.67)	10,204,239.05	7,033,121.76
761118RJ9	488,408.80	-	488,408.80	462,987.99	(25,420.81)	462,987.99	300,904.60
761118RM2	21,666,131.31	-	21,666,131.31	20,916,216.23	(749,915.08)	20,916,216.23	14,052,319.33
761118WP9	12,874,173.63	-	12,874,173.63	12,797,095.06	(77,078.57)	12,797,095.06	8,551,632.87
86358RE86	17,366.09	-	17,366.09	2,248.76	(15,117.33)	2,248.76	3,428.27
86358RM46	350,467.76	-	350,467.76	133,851.43	(216,616.33)	133,851.43	108,807.92
86359AHD8	438,703.87	-	438,703.87	438,703.59	(0.28)	438,703.59	330,232.94
86359AKY8	13,278.14	-	13,278.14	2,731.14	(10,547.00)	2,731.14	42,413.30
86359ANH2	1,121,987.38	-	1,121,987.38	1,121,987.74	0.36	1,121,987.74	1,433,412.38
86359BLB5	457,200.74	-	457,200.74	457,200.76	0.02	457,200.76	431,187.77
86360JAA9	12,633,558.24	-	12,633,558.24	12,470,929.45	(162,628.79)	12,470,929.45	7,166,044.85
86360JAE1	9,612,734.02	-	9,612,734.02	9,432,090.49	(180,643.53)	9,432,090.49	6,081,301.19
86360JAN1	3,973,346.86	-	3,973,346.86	3,644,430.16	(328,916.70)	3,644,430.16	2,669,203.75
86362HAA1	9,732,004.85	-	9,732,004.85	9,669,355.43	(62,649.42)	9,669,355.43	6,303,512.25
86363DAA9	11,100,750.94	-	11,100,750.94	10,787,194.86	(313,556.08)	10,787,194.86	7,266,839.92
872227AE3	2,142,462.69	-	2,142,462.69	2,141,670.14	(792.55)	2,141,670.14	1,322,792.73
88157QAL2	688,444.09	-	688,444.09	613,410.93	(75,033.16)	613,410.93	576,698.38
885220FS7	7,996,861.63	-	7,996,861.63	7,964,320.78	(32,540.85)	7,964,320.78	7,662,404.08
92922F3L0	51,484,447.88	-	51,484,447.88	49,433,429.41	(2,051,018.47)	49,433,429.41	49,833,739.27
92922F7Q5	1,876,856.60	-	1,876,856.60	1,874,122.87	(2,733.73)	1,874,122.87	1,492,812.11
92922FB72	1,326,944.28	-	1,326,944.28	1,326,944.06	(0.22)	1,326,944.06	946,078.73

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
92922FTJ7	$1,441,180.90	$-	$1,441,180.90	$1,409,771.75	$(31,409.15)	$1,409,771.75	$1,187,199.76
92922FWU8	4,388,801.07	-	4,388,801.07	4,301,144.68	(87,656.39)	4,301,144.68	3,881,799.87
92922FZF8	9,128,522.75	-	9,128,522.75	9,128,521.67	(1.08)	9,128,521.67	8,102,814.84
9393365V1	1,972,912.19	-	1,972,912.19	1,966,439.22	(6,472.97)	1,966,439.22	1,552,139.95
939336U35	(0.06)	-	(0.06)	-	0.06	-	-
939336X65	224,509.69	-	224,509.69	223,209.26	(1,300.43)	223,209.26	176,455.82
93934FJQ6	18,077,257.88	-	18,077,257.88	18,014,476.77	(62,781.11)	18,014,476.77	11,587,831.43
941034AD2	20,442.00	-	20,442.00	16,601.98	(3,840.02)	16,601.98	13,630.00
94983CAJ6	(4.61)	-	(4.61)	-	4.61	-	-
94983YAQ2	4,572,023.01	-	4,572,023.01	4,458,425.60	(113,597.41)	4,458,425.60	4,319,656.40
DUCH1CLC4	1,109,569.70	-	1,109,569.70	-	(1,109,569.70)	-	3,433,329.60
Totals	$915,728,029.86	$-	$915,728,029.86	$889,896,058.18	$(25,831,971.68)	$889,896,058.18	$673,462,492.71

The following is the impairment listing for loan-backed securities for the three months ended June 30, 2010:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
007036FB7	$506,308.31	$-	$506,308.31	$353,176.22	$(153,132.09)	$353,176.22	$375,826.24
007036GB6	254,269.21	-	254,269.21	255,648.66	1,379.45	255,648.66	517,632.44
02146QAB9	15,615,907.88	-	15,615,907.88	15,589,355.94	(26,551.94)	15,589,355.94	8,862,529.56
02639MAM8	2,523,018.60	-	2,523,018.60	2,430,740.45	(92,278.15)	2,430,740.45	7,168,920.00
02660TGN7	9,402,539.49	-	9,402,539.49	9,326,784.90	(75,754.59)	9,326,784.90	5,697,189.83
02660THT3	776,911.68	-	776,911.68	756,863.76	(20,047.92)	756,863.76	625,762.47
02660TJB0	25,226,004.23	-	25,226,004.23	25,127,415.69	(98,588.54)	25,127,415.69	13,651,622.67
02660WAC0	18,928,046.80	-	18,928,046.80	18,737,015.28	(191,031.52)	18,737,015.28	11,917,720.39
02660XAD6	13,917,317.42	-	13,917,317.42	13,760,235.52	(157,081.90)	13,760,235.52	8,037,153.38
026929AD1	9,915,586.21	-	9,915,586.21	9,608,012.45	(307,573.76)	9,608,012.45	5,712,241.06
040104QN4	4,369,066.86	-	4,369,066.86	4,328,678.79	(40,388.07)	4,328,678.79	3,590,532.48
05946XYP2	1,209,333.00	-	1,209,333.00	1,174,538.24	(34,794.76)	1,174,538.24	712,239.44
05949AHG8	5,673,610.00	-	5,673,610.00	5,542,818.30	(130,791.70)	5,542,818.30	5,513,028.70
05949ALH1	2,690,654.41	-	2,690,654.41	2,629,721.17	(60,933.24)	2,629,721.17	2,547,139.95
05949AZG8	2,070,443.86	-	2,070,443.86	2,034,655.86	(35,788.00)	2,034,655.86	2,055,226.03
05950DAA8	11,626,583.47	-	11,626,583.47	11,290,314.75	(336,268.72)	11,290,314.75	9,332,578.42
05950HAA9	23,693,004.00	-	23,693,004.00	23,141,186.59	(551,817.41)	23,141,186.59	21,985,696.99
06050HKY3	9,503.64	-	9,503.64	7,749.13	(1,754.51)	7,749.13	107,180.90
06652DAA7	7,169,884.57	-	7,169,884.57	7,081,292.54	(88,592.03)	7,081,292.54	4,403,738.16
07384MS60	2,767,075.46	-	2,767,075.46	2,744,790.96	(22,284.50)	2,744,790.96	2,468,965.02
07384YPP5	1,439,498.04	-	1,439,498.04	1,427,416.79	(12,081.25)	1,427,416.79	994,511.08
073854AB7	14,547,536.61	-	14,547,536.61	14,547,268.23	(268.38)	14,547,268.23	9,593,662.37
07386HCM1	410,475.68	-	410,475.68	410,433.82	(41.86)	410,433.82	717,764.47
07386HMB4	2,206,212.41	-	2,206,212.41	2,145,816.24	(60,396.17)	2,145,816.24	2,086,610.95
07386HNQ0	1,169,143.68	-	1,169,143.68	1,138,098.65	(31,045.03)	1,138,098.65	1,120,711.53
07386HSP7	6,077,267.22	-	6,077,267.22	6,034,343.44	(42,923.78)	6,034,343.44	4,050,313.56
073879QF8	780,701.59	-	780,701.59	693,663.03	(87,038.56)	693,663.03	738,464.62
07820QAY1	16,108,296.95	-	16,108,296.95	15,376,997.11	(731,299.84)	15,376,997.11	11,890,461.34
12667FBJ3	2,103,346.28	-	2,103,346.28	2,024,597.73	(78,748.55)	2,024,597.73	1,854,457.95
12667GCB7	1,195,371.77	-	1,195,371.77	1,191,200.19	(4,171.58)	1,191,200.19	1,004,191.24
12667GME0	17,325,071.43	-	17,325,071.43	16,991,998.09	(333,073.34)	16,991,998.09	9,680,970.89
12667GR62	10,640,126.93	-	10,640,126.93	10,486,910.78	(153,216.15)	10,486,910.78	7,620,818.74
12667GRW5	629,260.22	-	629,260.22	572,770.13	(56,490.09)	572,770.13	381,768.44

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667GS20	$14,572,605.05	$-	$14,572,605.05	$14,373,064.89	$(199,540.16)	$14,373,064.89	$8,512,118.07
12667GWF6	8,897,691.57	-	8,897,691.57	8,517,914.13	(379,777.44)	8,517,914.13	4,272,853.01
12667GYX5	1,082,911.40	-	1,082,911.40	1,077,219.96	(5,691.44)	1,077,219.96	1,123,147.89
12668A4B8	15,533,914.88	-	15,533,914.88	15,474,216.29	(59,698.59)	15,474,216.29	8,802,192.78
12668ACG8	4,356,285.62	-	4,356,285.62	4,309,198.33	(47,087.29)	4,309,198.33	3,763,154.21
12668ACY9	868,763.35	-	868,763.35	867,274.80	(1,488.55)	867,274.80	683,676.64
12668ACZ6	3,947,481.62	-	3,947,481.62	3,886,617.25	(60,864.37)	3,886,617.25	2,443,991.14
12668AEV3	12,695,114.86	-	12,695,114.86	12,478,946.20	(216,168.66)	12,478,946.20	8,251,505.28
12668AGW9	3,107,369.65	-	3,107,369.65	3,101,153.13	(6,216.52)	3,101,153.13	2,597,850.08
12668AVP7	7,795,129.40	-	7,795,129.40	7,710,857.18	(84,272.22)	7,710,857.18	5,193,835.03
12668BB77	25,925,996.12	-	25,925,996.12	25,497,768.88	(428,227.24)	25,497,768.88	15,727,296.84
126694YM4	3,515,131.96	-	3,515,131.96	3,471,228.69	(43,903.27)	3,471,228.69	2,117,464.43
12669B3B6	68,214.25	-	68,214.25	66,602.80	(1,611.45)	66,602.80	51,400.25
12669D3C0	453,249.42	-	453,249.42	353,922.19	(99,327.23)	353,922.19	263,386.11
12669EH33	215,121.06	-	215,121.06	210,774.42	(4,346.64)	210,774.42	201,438.70
12669FKR3	279,676.82	-	279,676.82	277,047.74	(2,629.08)	277,047.74	301,602.52
12669FW82	1,169,473.44	-	1,169,473.44	1,146,440.40	(23,033.04)	1,146,440.40	827,311.10
12669FXR9	514,806.49	-	514,806.49	501,446.89	(13,359.60)	501,446.89	386,818.82
12669GKH3	13,531,928.86	-	13,531,928.86	13,130,558.67	(401,370.19)	13,130,558.67	9,553,324.53
12669GMS7	265,714.32	-	265,714.32	254,490.25	(11,224.07)	254,490.25	164,688.31
12669GRM5	3,116,727.52	-	3,116,727.52	3,005,357.24	(111,370.28)	3,005,357.24	1,846,875.23
12669GRQ6	8,208,780.53	-	8,208,780.53	7,895,004.10	(313,776.43)	7,895,004.10	5,315,178.31
12669GTV3	406,174.77	-	406,174.77	397,648.68	(8,526.09)	397,648.68	237,224.62
12669GUR0	3,897,655.17	-	3,897,655.17	3,790,370.36	(107,284.81)	3,790,370.36	2,290,779.49
12669GXW6	351,507.25	-	351,507.25	242,202.43	(109,304.82)	242,202.43	302,225.04
17307G3D8	(2,831.79)	-	(2,831.79)	136,992.27	139,824.06	136,992.27	560,952.38
17307GH76	169,958.43	-	169,958.43	169,980.47	22.04	169,980.47	272,520.48
17307GMQ8	5,854,785.11	-	5,854,785.11	5,610,286.82	(244,498.29)	5,610,286.82	5,720,968.02
17307GN79	9,961.84	-	9,961.84	9,740.23	(221.61)	9,740.23	21.27
17307GYD4	2,163,091.47	-	2,163,091.47	2,117,675.19	(45,416.28)	2,117,675.19	2,012,594.06
17309QAM6	2,231.78	-	2,231.78	2,045.33	(186.45)	2,045.33	8,518.50
22540V3F7	614,939.20	-	614,939.20	642,839.28	27,900.08	642,839.28	802,463.44
22540VGA4	1,141,469.95	-	1,141,469.95	1,031,537.18	(109,932.77)	1,031,537.18	985,574.79
22541NFL8	4,185,481.58	-	4,185,481.58	4,238,604.97	53,123.39	4,238,604.97	4,604,142.07
22541NUB3	1,133,961.51	-	1,133,961.51	1,081,132.81	(52,828.70)	1,081,132.81	1,568,255.10
22541Q4M1	174,571.43	-	174,571.43	174,967.62	396.19	174,967.62	635,650.80
22541QA44	798,759.12	-	798,759.12	517,358.63	(281,400.49)	517,358.63	519,951.58
22541QDA7	352,039.95	-	352,039.95	356,009.77	3,969.82	356,009.77	482,452.65
22541QFK3	130,407.84	-	130,407.84	132,038.88	1,631.04	132,038.88	270,560.57
22541QQR6	382,964.24	-	382,964.24	272,985.26	(109,978.98)	272,985.26	358,824.15
22541SJV1	1,057,682.99	-	1,057,682.99	1,018,477.92	(39,205.07)	1,018,477.92	1,096,086.72
225458RG5	1,992.31	-	1,992.31	312.85	(1,679.46)	312.85	61,487.86
225458UJ5	6,787,545.89	-	6,787,545.89	6,604,453.51	(183,092.38)	6,604,453.51	6,380,656.44
23245QAA7	2,439,694.46	-	2,439,694.46	2,401,175.93	(38,518.53)	2,401,175.93	1,513,637.22
23332UAC8	5,024,072.52	-	5,024,072.52	4,976,576.38	(47,496.14)	4,976,576.38	3,944,809.11
23332UAR5	9,032,091.21	-	9,032,091.21	8,941,930.52	(90,160.69)	8,941,930.52	6,452,561.01
23332UAS3	129,042.66	-	129,042.66	119,917.67	(9,124.99)	119,917.67	85,819.11
23332UBV5	5,973,723.07	-	5,973,723.07	5,899,242.77	(74,480.30)	5,899,242.77	3,415,484.67
23332UBW3	337,464.82	-	337,464.82	318,124.29	(19,340.53)	318,124.29	234,381.54
23332UCM4	576,823.93	-	576,823.93	570,846.02	(5,977.91)	570,846.02	370,446.09
23332UDU5	20,204,339.08	-	20,204,339.08	20,006,668.76	(197,670.32)	20,006,668.76	12,335,262.11
251510FB4	6,701,660.92	-	6,701,660.92	6,315,048.92	(386,612.00)	6,315,048.92	5,193,498.11
251510NB5	4,751,223.62	-	4,751,223.62	4,725,815.34	(25,408.28)	4,725,815.34	3,660,819.35

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
251510NC3	$13,316,951.71	$-	$13,316,951.71	$13,093,212.80	$(223,738.91)	$13,093,212.80	$3,319,842.40
25151AAA9	5,678,742.53	-	5,678,742.53	5,510,894.90	(167,847.63)	5,510,894.90	3,340,211.88
30251YAB4	8,679,088.82	-	8,679,088.82	8,561,752.38	(117,336.44)	8,561,752.38	6,544,203.63
318340AB2	715,302.51	-	715,302.51	655,084.75	(60,217.76)	655,084.75	446,529.20
32051DCK6	513,662.86	-	513,662.86	510,570.16	(3,092.70)	510,570.16	513,940.90
32056CAH2	16,767,750.62	-	16,767,750.62	16,353,102.24	(414,648.38)	16,353,102.24	14,579,877.39
36185NXT2	812,739.52	-	812,739.52	724,971.02	(87,768.50)	724,971.02	517,197.87
36228FWU6	694,852.71	-	694,852.71	749,918.41	55,065.70	749,918.41	791,443.30
362341XE4	21,136,351.60	-	21,136,351.60	20,955,566.63	(180,784.97)	20,955,566.63	19,996,964.12
36242DBJ1	3,170,252.21	-	3,170,252.21	3,172,205.57	1,953.36	3,172,205.57	3,239,843.01
36242DBZ5	221,127.41	-	221,127.41	220,508.65	(618.76)	220,508.65	384,723.37
36242DGA5	26,686.51	-	26,686.51	25,556.13	(1,130.38)	25,556.13	65,810.87
362480AD7	15,306,913.54	-	15,306,913.54	14,574,735.22	(732,178.32)	14,574,735.22	7,560,686.39
39538RAB5	11,224,577.04	-	11,224,577.04	11,122,756.39	(101,820.65)	11,122,756.39	6,722,573.82
39538RBB4	12,902,584.04	-	12,902,584.04	12,756,707.71	(145,876.33)	12,756,707.71	7,503,703.19
39538WFH6	10,533,879.56	-	10,533,879.56	10,524,374.24	(9,505.32)	10,524,374.24	5,655,248.05
40431KAA8	121,802.54	-	121,802.54	114,791.99	(7,010.55)	114,791.99	111,007.64
41161PA86	1,742,333.74	-	1,742,333.74	1,710,310.67	(32,023.07)	1,710,310.67	1,468,274.23
41161PFR9	1,245,597.66	-	1,245,597.66	1,220,998.45	(24,599.21)	1,220,998.45	910,061.29
41161PHC0	7,878,255.67	-	7,878,255.67	7,809,346.73	(68,908.94)	7,809,346.73	5,473,551.13
41161PHU0	7,500,110.99	-	7,500,110.99	7,320,065.85	(180,045.14)	7,320,065.85	5,172,272.42
41161PKH5	592,949.88	-	592,949.88	569,082.74	(23,867.14)	569,082.74	358,108.55
41161PL43	20,595,562.12	-	20,595,562.12	19,672,347.51	(923,214.61)	19,672,347.51	12,528,065.18
41161PLR2	12,836,963.57	-	12,836,963.57	12,695,687.26	(141,276.31)	12,695,687.26	7,998,693.58
41161PMG5	15,744,794.38	-	15,744,794.38	15,582,186.39	(162,607.99)	15,582,186.39	10,014,326.46
41161PQU0	13,504,506.01	-	13,504,506.01	13,332,870.43	(171,635.58)	13,332,870.43	8,314,454.20
41161PTN3	2,260,140.25	-	2,260,140.25	2,212,892.84	(47,247.41)	2,212,892.84	1,368,737.99
41161PTP8	680,197.69	-	680,197.69	598,977.79	(81,219.90)	598,977.79	457,820.41
41161PWB5	7,354,902.36	-	7,354,902.36	7,268,594.83	(86,307.53)	7,268,594.83	4,269,594.44
41161PXH1	776,649.84	-	776,649.84	766,983.13	(9,666.71)	766,983.13	482,256.96
43739EAP2	19,692,319.83	-	19,692,319.83	19,508,136.31	(184,183.52)	19,508,136.31	13,873,164.06
43739EBJ5	9,184,578.52	-	9,184,578.52	9,114,977.67	(69,600.85)	9,114,977.67	6,852,275.05
43739EBS5	9,143,774.50	-	9,143,774.50	9,082,906.22	(60,868.28)	9,082,906.22	7,705,855.81
45254NHV2	332,389.41	-	332,389.41	313,830.68	(18,558.73)	313,830.68	265,469.93
45254NJG3	1,377,791.28	-	1,377,791.28	1,354,996.46	(22,794.82)	1,354,996.46	1,129,754.73
45254NJP3	152,018.01	-	152,018.01	140,003.86	(12,014.15)	140,003.86	129,263.01
45254NJV0	995,748.62	-	995,748.62	988,034.44	(7,714.18)	988,034.44	756,422.83
45254NJX6	216,997.26	-	216,997.26	216,470.47	(526.79)	216,470.47	258,370.87
45254NKA4	288,007.59	-	288,007.59	283,824.85	(4,182.74)	283,824.85	397,161.74
45254NKD8	4,163,419.14	-	4,163,419.14	4,127,893.53	(35,525.61)	4,127,893.53	3,969,187.94
45254NKF3	5,292,740.94	-	5,292,740.94	5,242,219.68	(50,521.26)	5,242,219.68	3,773,830.28
45254NKX4	6,353,961.96	-	6,353,961.96	6,306,017.08	(47,944.88)	6,306,017.08	4,304,014.72
45254NNP8	13,266,078.73	-	13,266,078.73	13,152,113.39	(113,965.34)	13,152,113.39	9,503,832.30
45254NPA9	15,520,191.56	-	15,520,191.56	15,475,441.54	(44,750.02)	15,475,441.54	12,262,190.30
45254NPG6	996,338.48	-	996,338.48	905,927.98	(90,410.50)	905,927.98	793,927.97
45254NPU5	5,533,130.64	-	5,533,130.64	5,491,689.68	(41,440.96)	5,491,689.68	3,980,838.30
45254TMK7	56,050.75	-	56,050.75	37,555.51	(18,495.24)	37,555.51	53,697.02
45254TRX4	353,067.87	-	353,067.87	343,129.92	(9,937.95)	343,129.92	231,170.18
45254TSM7	4,367,917.64	-	4,367,917.64	4,328,472.29	(39,445.35)	4,328,472.29	2,567,817.37
45660LCN7	5,472,177.70	-	5,472,177.70	5,390,194.71	(81,982.99)	5,390,194.71	3,620,366.97
45660LKW8	25,766,539.07	-	25,766,539.07	25,517,687.60	(248,851.47)	25,517,687.60	16,653,183.47
45660LW96	3,742,859.43	-	3,742,859.43	3,616,865.10	(125,994.33)	3,616,865.10	1,821,127.78
45660LWD7	3,092,990.17	-	3,092,990.17	3,063,168.12	(29,822.05)	3,063,168.12	3,064,126.77

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45660LY94	$710,081.02	$-	$710,081.02	$664,588.51	$(45,492.51)	$664,588.51	$436,301.78
45660LYW3	4,338,757.38	-	4,338,757.38	4,137,427.14	(201,330.24)	4,137,427.14	2,358,974.34
45660N2J3	4,759,368.30	-	4,759,368.30	4,704,783.71	(54,584.59)	4,704,783.71	3,829,197.67
45660N5H4	5,740,656.83	-	5,740,656.83	5,660,656.62	(80,000.21)	5,660,656.62	3,872,076.18
45660NQ24	2,238,734.56	-	2,238,734.56	2,225,202.60	(13,531.96)	2,225,202.60	2,147,664.58
45660NRB3	873,931.14	-	873,931.14	733,712.66	(140,218.48)	733,712.66	557,496.77
45660NS30	2,399,798.33	-	2,399,798.33	2,342,587.50	(57,210.83)	2,342,587.50	1,564,347.79
45660NT88	81,305.41	-	81,305.41	79,756.60	(1,548.81)	79,756.60	59,909.07
45660NT96	2,428,975.11	-	2,428,975.11	2,394,834.90	(34,140.21)	2,394,834.90	2,121,465.65
456612AC4	17,568,383.14	-	17,568,383.14	17,378,177.11	(190,206.03)	17,378,177.11	9,481,062.69
45664BAE7	1,352.25	-	1,352.25	61.25	(1,291.00)	61.25	12,563.89
45667WAA6	4,792,234.28	-	4,792,234.28	4,754,531.33	(37,702.95)	4,754,531.33	3,691,509.88
466247UG6	2,713,861.54	-	2,713,861.54	2,600,556.10	(113,305.44)	2,600,556.10	2,415,145.39
466247XE8	6,758,424.68	-	6,758,424.68	6,634,885.67	(123,539.01)	6,634,885.67	4,638,042.23
46627MBQ9	12,706,165.18	-	12,706,165.18	12,614,172.88	(91,992.30)	12,614,172.88	8,982,476.80
46627MCS4	7,769,242.62	-	7,769,242.62	7,627,593.60	(141,649.02)	7,627,593.60	5,761,375.34
46629QAR7	108.28	-	108.28	21.19	(87.09)	21.19	3,762.27
52520MFT5	18,990.36	-	18,990.36	16,017.61	(2,972.75)	16,017.61	127,323.98
525221EN3	13,613,792.66	-	13,613,792.66	13,586,358.28	(27,434.38)	13,586,358.28	6,517,575.94
525221JA6	20,387.82	-	20,387.82	19,195.43	(1,192.39)	19,195.43	133,769.18
52524YAF0	12,812,995.87	-	12,812,995.87	12,472,987.24	(340,008.63)	12,472,987.24	7,314,315.40
550279AA1	4,989,982.47	-	4,989,982.47	4,931,695.78	(58,286.69)	4,931,695.78	3,370,346.43
55027BAA6	15,758,456.37	-	15,758,456.37	15,758,002.47	(453.90)	15,758,002.47	8,858,836.88
576433FP6	484,938.56	-	484,938.56	233,015.00	(251,923.56)	233,015.00	198,404.69
576433G42	9,235,387.92	-	9,235,387.92	9,132,279.58	(103,108.34)	9,132,279.58	5,528,038.04
576433GW0	756,607.16	-	756,607.16	756,626.07	18.91	756,626.07	569,739.39
576433H33	5,052,309.49	-	5,052,309.49	4,998,219.91	(54,089.58)	4,998,219.91	4,077,712.18
576433NH5	1,747,988.73	-	1,747,988.73	1,715,411.82	(32,576.91)	1,715,411.82	1,402,150.68
576433RB4	291,347.44	-	291,347.44	291,445.42	97.98	291,445.42	216,017.14
576433YN0	1,243,677.58	-	1,243,677.58	1,219,560.07	(24,117.51)	1,219,560.07	786,894.23
576438AA3	3,837,541.95	-	3,837,541.95	3,741,135.74	(96,406.21)	3,741,135.74	3,178,843.42
576444AA1	1,501.36	-	1,501.36	532.47	(968.89)	532.47	-
5899293W6	629,606.67	-	629,606.67	610,744.13	(18,862.54)	610,744.13	903,352.32
589929E87	1,076,462.57	-	1,076,462.57	957,260.99	(119,201.58)	957,260.99	812,066.15
589929P69	257,235.55	-	257,235.55	281,204.89	23,969.34	281,204.89	399,641.63
589929X29	5,242,391.81	-	5,242,391.81	5,145,423.76	(96,968.05)	5,145,423.76	3,534,393.46
59020UQ40	1,299,053.15	-	1,299,053.15	1,281,103.74	(17,949.41)	1,281,103.74	957,851.97
59020UTL9	659,152.21	-	659,152.21	290,313.25	(368,838.96)	290,313.25	556,662.95
59020UXN0	94,656.80	-	94,656.80	94,491.32	(165.48)	94,491.32	249,777.75
59024WAF4	370,606.61	-	370,606.61	239,976.03	(130,630.58)	239,976.03	32,558.89
61915RAZ9	5,233.73	-	5,233.73	3,499.48	(1,734.25)	3,499.48	2,995.16
61915RBB1	7,459,436.65	-	7,459,436.65	7,370,236.70	(89,199.95)	7,370,236.70	4,686,101.70
61915RBZ8	910,109.87	-	910,109.87	884,772.79	(25,337.08)	884,772.79	535,030.15
65535VSQ2	919.60	-	919.60	75.11	(844.49)	75.11	1,239.35
65537BAG5	18,623.82	-	18,623.82	17,461.96	(1,161.86)	17,461.96	68,104.61
65538DAA3	3,462,554.95	-	3,462,554.95	3,368,116.41	(94,438.54)	3,368,116.41	2,437,872.57
68383NCA9	25,614,186.91	-	25,614,186.91	25,401,151.38	(213,035.53)	25,401,151.38	18,328,435.72
68383NCU5	9,697,732.73	-	9,697,732.73	9,616,220.52	(81,512.21)	9,616,220.52	6,663,549.29
68383NDT7	9,435,478.24	-	9,435,478.24	9,327,338.77	(108,139.47)	9,327,338.77	5,357,974.25
68389FBW3	30,268.83	-	30,268.83	30,006.94	(261.89)	30,006.94	26,585.98
68402CAC8	690,402.51	-	690,402.51	650,151.19	(40,251.32)	650,151.19	576,733.55
74927WAM6	21,742.29	-	21,742.29	438.25	(21,304.04)	438.25	5,999.54
74927XAM4	10,961.59	-	10,961.59	4,965.82	(5,995.77)	4,965.82	93.76

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110GUG4	$2,151,906.35	$-	$2,151,906.35	$2,011,776.12	$(140,130.23)	$2,011,776.12	$1,477,484.29
76110GV40	3,511,988.44	-	3,511,988.44	3,458,157.55	(53,830.89)	3,458,157.55	3,144,514.14
76110GVT5	2,608,281.37	-	2,608,281.37	2,544,862.98	(63,418.39)	2,544,862.98	2,171,794.50
76110GWG2	1,904,669.72	-	1,904,669.72	1,846,585.94	(58,083.78)	1,846,585.94	1,480,379.93
76110GZR5	2,830,733.67	-	2,830,733.67	2,727,172.57	(103,561.10)	2,727,172.57	2,619,340.44
76110H4M8	173,901.94	-	173,901.94	178,199.70	4,297.76	178,199.70	226,198.30
76110HKX6	1,815,623.06	-	1,815,623.06	1,815,565.60	(57.46)	1,815,565.60	4,375,134.46
76110HKY4	96,706.90	-	96,706.90	107,840.00	11,133.10	107,840.00	456,938.64
761118FM5	10,258,764.81	-	10,258,764.81	10,107,369.93	(151,394.88)	10,107,369.93	8,649,658.14
761118KU1	7,864,281.28	-	7,864,281.28	7,763,351.40	(100,929.88)	7,763,351.40	4,722,642.75
761118NN4	10,865,451.55	-	10,865,451.55	10,713,286.05	(152,165.50)	10,713,286.05	6,664,737.32
761118RJ9	512,042.11	-	512,042.11	500,603.65	(11,438.46)	500,603.65	289,932.97
761118RM2	22,478,465.29	-	22,478,465.29	22,126,529.15	(351,936.14)	22,126,529.15	12,932,212.80
79549AYA1	1,391,036.96	-	1,391,036.96	1,237,797.08	(153,239.88)	1,237,797.08	771,127.21
79549AYB9	103,695.13	-	103,695.13	76,467.80	(27,227.33)	76,467.80	96,547.72
81744FJH1	280,763.95	-	280,763.95	278,042.85	(2,721.10)	278,042.85	186,558.02
863579DV7	861,077.80	-	861,077.80	502,212.89	(358,864.91)	502,212.89	223,282.96
863579KG2	3,564,434.40	-	3,564,434.40	3,458,836.41	(105,597.99)	3,458,836.41	2,675,888.50
863579YR3	8,639,569.03	-	8,639,569.03	8,548,863.56	(90,705.47)	8,548,863.56	5,886,140.24
86358HRL5	32,228.03	-	32,228.03	-	(32,228.03)	-	28,814.20
86358R3Q8	1,431,054.34	-	1,431,054.34	1,403,225.73	(27,828.61)	1,403,225.73	898,259.61
86358RA49	985,023.73	-	985,023.73	638,664.85	(346,358.88)	638,664.85	989,895.09
86358RLG0	176,593.47	-	176,593.47	39,864.17	(136,729.30)	39,864.17	135,590.97
86358RM46	418,806.87	-	418,806.87	350,865.15	(67,941.72)	350,865.15	136,985.95
86358RUM7	109,155.89	-	109,155.89	93,865.83	(15,290.06)	93,865.83	79,356.52
86358RUQ8	141,196.42	-	141,196.42	139,671.99	(1,524.43)	139,671.99	85,808.64
86359A5E9	264,596.43	-	264,596.43	263,564.52	(1,031.91)	263,564.52	216,159.86
86359ACD3	656,126.25	-	656,126.25	507,121.72	(149,004.53)	507,121.72	551,710.52
86359ADN0	1,073,524.85	-	1,073,524.85	774,365.98	(299,158.87)	774,365.98	730,270.87
86359AEH2	141,366.63	-	141,366.63	41,550.70	(99,815.93)	41,550.70	31,541.10
86359AHD8	452,608.99	-	452,608.99	443,236.83	(9,372.16)	443,236.83	339,586.43
86359AKY8	(10,547.00)	-	(10,547.00)	5,660.13	16,207.13	5,660.13	46,426.05
86359ANH2	1,458,172.13	-	1,458,172.13	1,432,403.29	(25,768.84)	1,432,403.29	1,725,769.10
86359AVY6	224,533.64	-	224,533.64	231,803.87	7,270.23	231,803.87	293,709.37
86359AXX6	1,066,811.06	-	1,066,811.06	1,134,333.93	67,522.87	1,134,333.93	1,542,683.19
86359AZE6	492,100.17	-	492,100.17	491,564.45	(535.72)	491,564.45	627,247.04
86359BLB5	1,494,987.65	-	1,494,987.65	1,451,142.79	(43,844.86)	1,451,142.79	1,346,410.99
86359LSM2	1,680,803.11	-	1,680,803.11	1,664,068.93	(16,734.18)	1,664,068.93	1,050,640.78
86360JAA9	12,930,329.94	-	12,930,329.94	12,800,678.74	(129,651.20)	12,800,678.74	7,004,562.45
86360JAN1	4,713,165.48	-	4,713,165.48	4,014,642.52	(698,522.96)	4,014,642.52	2,573,367.08
86363DAA9	11,413,218.57	-	11,413,218.57	11,310,432.42	(102,786.15)	11,310,432.42	7,023,081.39
885220FS7	8,572,565.34	-	8,572,565.34	8,438,322.89	(134,242.45)	8,438,322.89	7,843,984.83
929093AA0	1,252,834.30	-	1,252,834.30	935,033.68	(317,800.62)	935,033.68	338,058.07
929227EN2	213,179.95	-	213,179.95	179,569.89	(33,610.06)	179,569.89	186,736.90
92922F3L0	53,334,252.88	-	53,334,252.88	51,423,138.33	(1,911,114.55)	51,423,138.33	51,115,436.62
92922F4M7	4,958,037.02	-	4,958,037.02	4,916,637.79	(41,399.23)	4,916,637.79	3,817,204.07
92922F5T1	8,484,809.52	-	8,484,809.52	8,411,301.43	(73,508.09)	8,411,301.43	6,360,568.93
92922F7A0	1,420,576.36	-	1,420,576.36	808,359.63	(612,216.73)	808,359.63	1,144,308.11
92922F7Q5	11,030,151.81	-	11,030,151.81	10,921,009.73	(109,142.08)	10,921,009.73	8,015,966.71
92922FB72	1,382,053.83	-	1,382,053.83	1,369,454.62	(12,599.21)	1,369,454.62	906,685.01
92922FG77	12,404,165.49	-	12,404,165.49	11,857,723.25	(546,442.24)	11,857,723.25	11,581,387.02
92922FQ76	232,385.69	-	232,385.69	232,416.43	30.74	232,416.43	283,408.59
92922FTJ7	1,524,747.41	-	1,524,747.41	1,465,394.68	(59,352.73)	1,465,394.68	1,163,810.77

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
92922FW61	$1,157,312.43	$-	$1,157,312.43	$894,487.71	$(262,824.72)	$894,487.71	$902,785.82
92922FWU8	4,575,811.82	-	4,575,811.82	4,488,437.15	(87,374.67)	4,488,437.15	3,857,829.43
92922FZF8	9,673,825.63	-	9,673,825.63	9,580,940.89	(92,884.74)	9,580,940.89	7,449,739.94
92925CBB7	4,956,363.66	-	4,956,363.66	4,911,005.27	(45,358.39)	4,911,005.27	3,398,387.13
939336PT4	14,209.95	-	14,209.95	16,868.38	2,658.43	16,868.38	112,136.25
939336U35	1,637,266.69	-	1,637,266.69	1,635,985.00	(1,281.69)	1,635,985.00	1,882,267.13
939336X65	12,911,420.23	-	12,911,420.23	12,785,497.61	(125,922.62)	12,785,497.61	10,330,075.25
939336Z48	4,607,693.45	-	4,607,693.45	4,598,787.92	(8,905.53)	4,598,787.92	4,206,622.82
93934FHC9	10,118,393.98	-	10,118,393.98	9,981,069.16	(137,324.82)	9,981,069.16	5,938,722.60
93934FJQ6	18,919,093.45	-	18,919,093.45	18,636,019.20	(283,074.25)	18,636,019.20	11,053,573.31
94981VAX5	1,102,785.13	-	1,102,785.13	1,100,448.27	(2,336.86)	1,100,448.27	1,126,312.93
94983CAJ6	19,370,475.51	-	19,370,475.51	19,266,207.62	(104,267.89)	19,266,207.62	19,366,567.05
94983TAE0	11,848,927.60	-	11,848,927.60	11,491,471.25	(357,456.35)	11,491,471.25	11,104,839.58
94983YAQ2	4,828,398.16	-	4,828,398.16	4,713,842.64	(114,555.52)	4,713,842.64	4,387,123.87
94985JAG5	18,581,530.31	-	18,581,530.31	18,550,313.82	(31,216.49)	18,550,313.82	16,633,773.80
Totals	$1,362,887,892.31	$-	$1,362,887,892.31	$1,335,628,211.52	$(27,259,680.79)	$1,335,628,211.52	$975,241,505.93

The following is the impairment listing for loan-backed securities for the three months ended March 31, 2010:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
007036FB7	$2,453,688.48	$-	$2,453,688.48	$534,425.13	$(1,919,263.35)	$534,425.13	$349,508.39
007036FY7	24,525.31	-	24,525.31	16,981.28	(7,544.03)	16,981.28	16,756.74
007036GB6	452,415.25	-	452,415.25	302,370.50	(150,044.75)	302,370.50	325,127.38
02639MAK2	18,335,555.90	-	18,335,555.90	17,087,910.65	(1,247,645.25)	17,087,910.65	14,669,129.10
02660TBF9	1,933,645.37	-	1,933,645.37	610,617.59	(1,323,027.78)	610,617.59	1,427,102.41
02660TGN7	9,518,822.57	-	9,518,822.57	9,515,580.70	(3,241.87)	9,515,580.70	5,931,888.65
02660WAC0	19,504,543.37	-	19,504,543.37	19,015,978.26	(488,565.11)	19,015,978.26	11,965,232.87
02660XAD6	14,546,896.60	-	14,546,896.60	14,122,596.11	(424,300.49)	14,122,596.11	9,346,561.00
040104QN4	4,868,078.45	-	4,868,078.45	4,749,280.59	(118,797.86)	4,749,280.59	4,159,964.26
05946XYP2	1,263,430.72	-	1,263,430.72	1,241,498.36	(21,932.36)	1,241,498.36	740,046.66
05948JAA0	377,018.03	-	377,018.03	371,560.85	(5,457.18)	371,560.85	285,985.91
05949AHG8	5,864,012.59	-	5,864,012.59	5,792,053.62	(71,958.97)	5,792,053.62	5,548,665.42
05949ALH1	2,788,640.95	-	2,788,640.95	2,767,067.21	(21,573.74)	2,767,067.21	2,708,085.34
05949AZG8	2,250,828.83	-	2,250,828.83	2,139,506.99	(111,321.84)	2,139,506.99	2,104,144.70
05950DAA8	12,137,989.08	-	12,137,989.08	11,873,752.53	(264,236.55)	11,873,752.53	9,716,423.19
05950HAA9	24,333,569.53	-	24,333,569.53	24,069,760.37	(263,809.16)	24,069,760.37	22,103,331.00
06050HKX5	726,208.27	-	726,208.27	638,679.73	(87,528.54)	638,679.73	355,148.77
06050HKY3	291,082.57	-	291,082.57	11,643.40	(279,439.17)	11,643.40	92,176.41
06652DAA7	7,594,959.54	-	7,594,959.54	7,271,154.06	(323,805.48)	7,271,154.06	4,475,435.31
07384MS60	2,967,228.97	-	2,967,228.97	2,953,642.19	(13,586.78)	2,953,642.19	2,753,314.06
07384MSP8	652,279.17	-	652,279.17	249,054.64	(403,224.53)	249,054.64	458,090.20
07384YPP5	3,540,444.57	-	3,540,444.57	1,602,667.70	(1,937,776.87)	1,602,667.70	1,002,156.71
073854AB7	15,781,621.86	-	15,781,621.86	13,982,208.45	(1,799,413.41)	13,982,208.45	9,659,937.28
07386HCM1	1,057,528.53	-	1,057,528.53	420,552.03	(636,976.50)	420,552.03	707,317.87
07386HMB4	2,544,819.91	-	2,544,819.91	2,399,703.53	(145,116.38)	2,399,703.53	2,223,400.41
07386HSP7	6,373,744.64	-	6,373,744.64	6,231,520.21	(142,224.43)	6,231,520.21	4,264,113.53
073879QF8	1,052,690.23	-	1,052,690.23	810,912.07	(241,778.16)	810,912.07	616,584.28
073879Z92	11,621,639.60	-	11,621,639.60	9,616,279.93	(2,005,359.67)	9,616,279.93	4,585,041.57
07820QAY1	17,270,978.53	-	17,270,978.53	16,334,265.50	(936,713.03)	16,334,265.50	12,391,361.40

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
078446AB7	$158,000.00	$-	$158,000.00	$135,000.00	$(23,000.00)	$135,000.00	$135,000.00
12479DAC2	14,814,472.13	-	14,814,472.13	10,481,540.76	(4,332,931.37)	10,481,540.76	12,623,166.27
12629EAK1	3,305.17	-	3,305.17	1,855.03	(1,450.14)	1,855.03	16,321.24
12638PAL3	85.45	-	85.45	55.07	(30.38)	55.07	245.24
12667FUL7	765,016.22	-	765,016.22	374,418.18	(390,598.04)	374,418.18	282,015.42
12667GCB7	1,247,773.59	-	1,247,773.59	1,244,766.76	(3,006.83)	1,244,766.76	1,006,637.33
12667GME0	17,856,951.29	-	17,856,951.29	17,358,021.50	(498,929.79)	17,358,021.50	10,010,579.82
12667GR62	11,553,888.87	-	11,553,888.87	11,077,060.04	(476,828.83)	11,077,060.04	7,783,552.02
12667GRW5	752,425.95	-	752,425.95	638,937.01	(113,488.94)	638,937.01	393,389.01
12667GS20	14,984,870.18	-	14,984,870.18	14,603,479.12	(381,391.06)	14,603,479.12	8,473,996.90
12667GWF6	9,314,884.23	-	9,314,884.23	8,899,557.04	(415,327.19)	8,899,557.04	4,449,607.75
12667GYX5	1,178,006.28	-	1,178,006.28	1,148,664.89	(29,341.39)	1,148,664.89	1,172,667.48
12668A3V5	5,302.70	-	5,302.70	3,250.28	(2,052.42)	3,250.28	31,126.84
12668ACG8	4,562,252.57	-	4,562,252.57	4,428,668.32	(133,584.25)	4,428,668.32	3,839,846.65
12668ACY9	930,532.21	-	930,532.21	918,663.59	(11,868.62)	918,663.59	725,290.39
12668ACZ6	3,972,862.43	-	3,972,862.43	3,957,478.64	(15,383.79)	3,957,478.64	2,521,691.24
12668AEV3	12,945,842.36	-	12,945,842.36	12,690,145.00	(255,697.36)	12,690,145.00	7,663,002.82
12668AGW9	3,165,426.49	-	3,165,426.49	3,150,569.66	(14,856.83)	3,150,569.66	2,826,591.59
12668AVP7	8,140,249.88	-	8,140,249.88	8,083,319.57	(56,930.31)	8,083,319.57	5,455,786.21
12668BDR1	7,725.61	-	7,725.61	6,239.02	(1,486.59)	6,239.02	53,236.48
126694F86	1,138.45	-	1,138.45	142.31	(996.14)	142.31	13,742.52
126694P36	769.13	-	769.13	744.38	(24.75)	744.38	11,289.62
126694YM4	3,648,371.76	-	3,648,371.76	3,622,223.00	(26,148.76)	3,622,223.00	2,047,117.51
126694YW2	2,948.00	-	2,948.00	2,380.73	(567.27)	2,380.73	264,800.08
126694ZD3	1,177.20	-	1,177.20	993.39	(183.81)	993.39	5,467.70
12669D3C0	486,730.56	-	486,730.56	454,969.05	(31,761.51)	454,969.05	262,534.26
12669EH33	242,081.18	-	242,081.18	241,168.56	(912.62)	241,168.56	235,448.53
12669FKR3	283,550.79	-	283,550.79	282,929.33	(621.46)	282,929.33	313,015.97
12669FW82	1,232,827.80	-	1,232,827.80	1,184,490.41	(48,337.39)	1,184,490.41	843,944.08
12669FXR9	617,953.10	-	617,953.10	581,117.30	(36,835.80)	581,117.30	452,538.83
12669GKH3	14,121,110.26	-	14,121,110.26	13,692,829.24	(428,281.02)	13,692,829.24	9,975,042.83
12669GMS7	286,281.76	-	286,281.76	276,320.63	(9,961.13)	276,320.63	175,183.45
12669GRM5	3,213,471.26	-	3,213,471.26	3,139,096.50	(74,374.76)	3,139,096.50	1,864,520.48
12669GRQ6	8,410,831.51	-	8,410,831.51	8,182,866.55	(227,964.96)	8,182,866.55	5,310,114.19
12669GTV3	413,035.72	-	413,035.72	405,784.70	(7,251.02)	405,784.70	243,793.15
12669GUR0	4,029,454.29	-	4,029,454.29	3,965,969.97	(63,484.32)	3,965,969.97	2,400,594.43
161551FD3	1,657,936.70	-	1,657,936.70	1,648,866.19	(9,070.51)	1,648,866.19	1,415,497.04
17307G3D8	1,915,753.19	-	1,915,753.19	461,733.62	(1,454,019.57)	461,733.62	611,605.45
17307GH76	371,250.73	-	371,250.73	186,799.35	(184,451.38)	186,799.35	267,832.05
17307GMQ8	6,168,397.65	-	6,168,397.65	6,063,224.90	(105,172.75)	6,063,224.90	6,045,450.00
17309MAF0	38,073.65	-	38,073.65	23,798.74	(14,274.91)	23,798.74	56,073.51
17309QAM6	3,000.00	-	3,000.00	2,231.78	(768.22)	2,231.78	7,518.00
17309RAM4	3,211.91	-	3,211.91	2,006.63	(1,205.28)	2,006.63	31,031.70
17309SAM2	1,221.18	-	1,221.18	913.99	(307.19)	913.99	1,923.72
17309YAK3	265.61	-	265.61	187.26	(78.35)	187.26	1,701.14
17310UAE2	3,101.60	-	3,101.60	2,218.10	(883.50)	2,218.10	38,559.49
22540V3F7	2,275,694.27	-	2,275,694.27	698,301.03	(1,577,393.24)	698,301.03	1,301,934.10
22540V5D0	77,142.36	-	77,142.36	21,137.83	(56,004.53)	21,137.83	73,827.51
22540VFZ0	1,681,559.50	-	1,681,559.50	1,604,721.05	(76,838.45)	1,604,721.05	1,436,228.70
22540VG71	165,343.82	-	165,343.82	162,283.63	(3,060.19)	162,283.63	148,378.53
22540VGA4	1,738,277.77	-	1,738,277.77	1,186,868.24	(551,409.53)	1,186,868.24	999,172.82
22540VQ70	1,122,283.72	-	1,122,283.72	1,010,057.39	(112,226.33)	1,010,057.39	653,088.97
22541NFL8	4,821,216.43	-	4,821,216.43	4,351,713.78	(469,502.65)	4,351,713.78	4,476,331.65

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22541NMA4	$1,398,837.57	$-	$1,398,837.57	$1,330,802.93	$(68,034.64)	$1,330,802.93	$1,058,995.73
22541NMB2	391,647.47	-	391,647.47	245,148.15	(146,499.32)	245,148.15	196,792.35
22541NTH2	114,360.35	-	114,360.35	19,467.53	(94,892.82)	19,467.53	65,910.45
22541NUB3	2,751,670.42	-	2,751,670.42	1,142,047.70	(1,609,622.72)	1,142,047.70	1,560,501.67
22541Q4M1	946,992.48	-	946,992.48	196,498.73	(750,493.75)	196,498.73	615,985.53
22541QA44	1,102,838.83	-	1,102,838.83	838,439.53	(264,399.30)	838,439.53	648,230.30
22541QDA7	893,231.21	-	893,231.21	400,784.87	(492,446.34)	400,784.87	542,856.12
22541QFK3	361,287.41	-	361,287.41	140,035.09	(221,252.32)	140,035.09	225,090.49
22541QQR6	1,031,789.48	-	1,031,789.48	389,761.48	(642,028.00)	389,761.48	349,545.67
22541SFL7	613.42	-	613.42	40.85	(572.57)	40.85	282.11
22541SJV1	3,709,003.03	-	3,709,003.03	1,069,449.76	(2,639,553.27)	1,069,449.76	1,089,416.14
22541SXR4	1,752,619.87	-	1,752,619.87	1,572,097.61	(180,522.26)	1,572,097.61	819,437.21
225458UJ5	7,110,466.01	-	7,110,466.01	7,074,122.95	(36,343.06)	7,074,122.95	6,641,529.32
225470R88	677,276.99	-	677,276.99	-	(677,276.99)	-	-
2254W0NK7	1,173,818.08	-	1,173,818.08	760,226.30	(413,591.78)	760,226.30	750,308.00
22943HAD8	11,922,928.16	-	11,922,928.16	11,833,184.00	(89,744.16)	11,833,184.00	6,567,975.00
23245QAA7	2,491,649.89	-	2,491,649.89	2,454,217.55	(37,432.34)	2,454,217.55	1,605,827.56
23332UAC8	5,477,058.53	-	5,477,058.53	5,076,677.70	(400,380.83)	5,076,677.70	4,133,497.96
23332UAR5	9,942,332.80	-	9,942,332.80	9,142,826.69	(799,506.11)	9,142,826.69	6,488,431.57
23332UAS3	176,471.15	-	176,471.15	131,790.31	(44,680.84)	131,790.31	79,869.39
23332UBG8	6,917,454.70	-	6,917,454.70	6,723,925.69	(193,529.01)	6,723,925.69	4,422,271.03
23332UBV5	6,463,303.41	-	6,463,303.41	6,155,042.41	(308,261.00)	6,155,042.41	3,652,777.34
23332UBW3	466,359.66	-	466,359.66	365,786.21	(100,573.45)	365,786.21	249,078.55
23332UCM4	620,141.55	-	620,141.55	596,863.72	(23,277.83)	596,863.72	393,036.85
23332UDU5	20,873,214.78	-	20,873,214.78	20,535,208.92	(338,005.86)	20,535,208.92	12,802,892.92
251510EH2	31,386,373.97	-	31,386,373.97	29,776,920.83	(1,609,453.14)	29,776,920.83	23,554,371.60
251510FB4	7,006,196.35	-	7,006,196.35	6,932,571.07	(73,625.28)	6,932,571.07	5,597,637.24
251510NB5	5,194,850.34	-	5,194,850.34	5,126,868.69	(67,981.65)	5,126,868.69	4,170,830.93
251510NC3	14,323,115.79	-	14,323,115.79	13,322,014.84	(1,001,100.95)	13,322,014.84	3,492,455.94
26441EAC5	251,750.00	-	251,750.00	198,750.00	(53,000.00)	198,750.00	225,000.00
30251YAB4	8,734,778.32	-	8,734,778.32	8,733,046.45	(1,731.87)	8,733,046.45	6,591,850.01
318340AB2	718,001.87	-	718,001.87	715,352.80	(2,649.07)	715,352.80	499,575.78
32051GZS7	6,893,588.46	-	6,893,588.46	6,639,958.44	(253,630.02)	6,639,958.44	6,128,064.02
32056CAH2	17,234,064.17	-	17,234,064.17	16,715,349.63	(518,714.54)	16,715,349.63	13,812,531.77
35952Z007	5,923,357.50	-	5,923,357.50	6,153,734.58	230,377.08	6,153,734.58	2,614,467.35
35952Z023	4,511,207.33	-	4,511,207.33	4,731,293.75	220,086.42	4,731,293.75	2,017,445.52
35952Z031	4,688,529.85	-	4,688,529.85	4,851,154.60	162,624.75	4,851,154.60	1,984,276.13
35952Z049	4,383,058.82	-	4,383,058.82	4,393,146.88	10,088.06	4,393,146.88	1,675,385.40
35952Z056	4,285,422.23	-	4,285,422.23	4,269,538.30	(15,883.93)	4,269,538.30	1,598,247.30
35952Z064	4,622,032.21	-	4,622,032.21	4,584,118.38	(37,913.83)	4,584,118.38	1,691,625.00
35952ZA06	12,498,712.41	-	12,498,712.41	12,575,211.46	76,499.05	12,575,211.46	4,485,745.61
35952ZA14	581,463.26	-	581,463.26	587,470.60	6,007.34	587,470.60	201,154.51
35952ZA22	891,667.03	-	891,667.03	893,126.09	1,459.06	893,126.09	311,226.52
36228F5R3	1,784,822.54	-	1,784,822.54	1,778,747.31	(6,075.23)	1,778,747.31	1,458,742.78
36228FWU6	1,556,604.65	-	1,556,604.65	823,352.71	(733,251.94)	823,352.71	812,440.43
362341XE4	22,425,896.22	-	22,425,896.22	22,368,539.44	(57,356.78)	22,368,539.44	21,086,283.99
36242D3Z4	36,379.87	-	36,379.87	15,591.36	(20,788.51)	15,591.36	37,656.00
36242DBJ1	3,438,269.83	-	3,438,269.83	3,420,420.30	(17,849.53)	3,420,420.30	3,500,314.50
36242DBZ5	429,175.02	-	429,175.02	225,117.23	(204,057.79)	225,117.23	295,550.48
36242DGA5	69,435.41	-	69,435.41	26,274.41	(43,161.00)	26,274.41	58,577.90
39538RAB5	11,623,755.02	-	11,623,755.02	11,432,435.14	(191,319.88)	11,432,435.14	7,057,154.77
39538RBB4	13,378,059.89	-	13,378,059.89	13,024,188.11	(353,871.78)	13,024,188.11	7,609,786.63
40430HCQ9	2,200.00	-	2,200.00	2,100.64	(99.36)	2,100.64	10,717.00

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
40431KAA8	$149,189.31	$-	$149,189.31	$142,514.17	$(6,675.14)	$142,514.17	$133,381.48
40431RAN5	1,710.12	-	1,710.12	1,258.01	(452.11)	1,258.01	16,720.13
41161PA86	1,861,912.82	-	1,861,912.82	1,793,823.19	(68,089.63)	1,793,823.19	1,456,655.50
41161PHC0	8,480,233.29	-	8,480,233.29	8,047,261.87	(432,971.42)	8,047,261.87	5,713,154.60
41161PHU0	8,069,968.77	-	8,069,968.77	7,684,462.58	(385,506.19)	7,684,462.58	5,347,306.39
41161PKH5	658,084.51	-	658,084.51	606,795.26	(51,289.25)	606,795.26	372,600.09
41161PL43	20,523,288.84	-	20,523,288.84	20,419,930.24	(103,358.60)	20,419,930.24	12,781,885.31
41161PLR2	13,321,773.78	-	13,321,773.78	12,987,652.51	(334,121.27)	12,987,652.51	8,321,877.67
41161PMG5	16,048,389.29	-	16,048,389.29	15,731,418.89	(316,970.40)	15,731,418.89	9,998,660.91
41161PQU0	13,826,326.41	-	13,826,326.41	13,555,850.58	(270,475.83)	13,555,850.58	8,626,403.84
41161PSC8	14,528.64	-	14,528.64	14,033.60	(495.04)	14,033.60	124,376.82
41161PTN3	2,302,587.27	-	2,302,587.27	2,267,897.68	(34,689.59)	2,267,897.68	1,459,874.85
41161PTP8	743,972.74	-	743,972.74	667,587.10	(76,385.64)	667,587.10	462,175.37
41161PWB5	7,452,210.68	-	7,452,210.68	7,343,571.23	(108,639.45)	7,343,571.23	4,400,431.53
41161PXH1	832,815.67	-	832,815.67	806,920.48	(25,895.19)	806,920.48	523,731.19
43739EAP2	20,692,394.62	-	20,692,394.62	20,035,045.20	(657,349.42)	20,035,045.20	14,146,968.62
43739EBJ5	9,470,912.02	-	9,470,912.02	9,396,575.94	(74,336.08)	9,396,575.94	7,270,684.58
43739EBS5	9,390,295.34	-	9,390,295.34	9,389,284.23	(1,011.11)	9,389,284.23	7,607,314.18
45254NHV2	341,137.23	-	341,137.23	339,614.90	(1,522.33)	339,614.90	116,101.73
45254NJG3	1,424,847.27	-	1,424,847.27	1,419,982.71	(4,864.56)	1,419,982.71	999,106.62
45254NJV0	1,051,000.26	-	1,051,000.26	1,018,268.36	(32,731.90)	1,018,268.36	739,380.20
45254NJX6	231,656.42	-	231,656.42	225,351.66	(6,304.76)	225,351.66	226,639.33
45254NKA4	331,844.54	-	331,844.54	318,869.14	(12,975.40)	318,869.14	283,301.03
45254NKD8	4,272,196.68	-	4,272,196.68	4,241,554.76	(30,641.92)	4,241,554.76	4,079,501.13
45254NKF3	5,411,268.71	-	5,411,268.71	5,375,358.55	(35,910.16)	5,375,358.55	3,907,449.03
45254NKX4	6,445,811.39	-	6,445,811.39	6,424,443.63	(21,367.76)	6,424,443.63	4,379,416.71
45254NNP8	14,083,007.01	-	14,083,007.01	13,666,815.37	(416,191.64)	13,666,815.37	9,121,771.55
45254NPA9	15,940,578.75	-	15,940,578.75	15,933,131.06	(7,447.69)	15,933,131.06	12,708,722.73
45254NPG6	1,175,882.71	-	1,175,882.71	1,157,848.67	(18,034.04)	1,157,848.67	738,933.65
45254NPU5	5,653,762.95	-	5,653,762.95	5,641,300.15	(12,462.80)	5,641,300.15	3,776,426.59
45254TMK7	130,530.47	-	130,530.47	62,513.91	(68,016.56)	62,513.91	54,380.80
45254TRX4	357,025.60	-	357,025.60	356,784.07	(241.53)	356,784.07	245,781.75
45254TSM7	4,512,352.74	-	4,512,352.74	4,462,272.27	(50,080.47)	4,462,272.27	2,348,642.95
45660LCN7	6,176,052.77	-	6,176,052.77	5,616,319.65	(559,733.12)	5,616,319.65	3,703,076.80
45660LKW8	26,921,535.01	-	26,921,535.01	26,267,530.99	(654,004.02)	26,267,530.99	15,970,287.96
45660LNB1	317,976.95	-	317,976.95	190,647.02	(127,329.93)	190,647.02	231,828.20
45660LW96	3,873,134.29	-	3,873,134.29	3,780,548.16	(92,586.13)	3,780,548.16	2,275,316.34
45660LWD7	3,519,060.59	-	3,519,060.59	3,203,246.84	(315,813.75)	3,203,246.84	3,190,219.08
45660LYW3	4,523,469.44	-	4,523,469.44	4,414,090.05	(109,379.39)	4,414,090.05	2,583,596.05
45660N2J3	5,481,285.28	-	5,481,285.28	4,983,344.33	(497,940.95)	4,983,344.33	4,233,633.23
45660N2Y0	1,851,786.83	-	1,851,786.83	1,737,903.11	(113,883.72)	1,737,903.11	1,309,299.43
45660N3S2	5,620,388.09	-	5,620,388.09	5,556,993.78	(63,394.31)	5,556,993.78	3,925,153.28
45660N5H4	6,500,812.68	-	6,500,812.68	5,938,529.30	(562,283.38)	5,938,529.30	4,306,102.61
45660NKM6	3,259,208.05	-	3,259,208.05	2,423,843.32	(835,364.73)	2,423,843.32	2,151,896.13
45660NRB3	943,200.26	-	943,200.26	898,173.23	(45,027.03)	898,173.23	552,152.31
45660NS30	2,728,972.76	-	2,728,972.76	2,537,015.63	(191,957.13)	2,537,015.63	2,079,122.13
45660NT88	98,741.40	-	98,741.40	82,300.74	(16,440.66)	82,300.74	56,178.65
45660NT96	2,966,466.70	-	2,966,466.70	2,475,717.93	(490,748.77)	2,475,717.93	2,182,358.43
45660NZY4	826,721.67	-	826,721.67	687,642.66	(139,079.01)	687,642.66	516,762.10
456612AC4	18,542,321.13	-	18,542,321.13	18,024,907.82	(517,413.31)	18,024,907.82	10,088,170.91
45664BAE7	13,458.26	-	13,458.26	4,435.04	(9,023.22)	4,435.04	41,190.31
45667WAA6	5,049,794.60	-	5,049,794.60	5,021,704.07	(28,090.53)	5,021,704.07	3,803,838.41
466247UG6	2,981,863.38	-	2,981,863.38	2,882,213.62	(99,649.76)	2,882,213.62	2,593,603.01

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
466247XE8	$7,074,433.96	$-	$7,074,433.96	$6,920,733.77	$(153,700.19)	$6,920,733.77	$4,953,603.90
46627MBQ9	13,368,456.37	-	13,368,456.37	13,182,036.89	(186,419.48)	13,182,036.89	9,580,139.68
46627MCS4	8,472,873.62	-	8,472,873.62	8,133,786.63	(339,086.99)	8,133,786.63	6,414,399.53
46629NAC7	144,599.24	-	144,599.24	77,491.69	(67,107.55)	77,491.69	56,704.87
46629QAR7	2,842.18	-	2,842.18	764.50	(2,077.68)	764.50	26,563.93
52520MFT5	38,001.03	-	38,001.03	37,095.72	(905.31)	37,095.72	205,939.54
525221CD7	515,379.55	-	515,379.55	289,031.50	(226,348.05)	289,031.50	80,934.70
52524YAF0	13,024,286.55	-	13,024,286.55	13,020,306.86	(3,979.69)	13,020,306.86	7,273,658.02
550279AA1	5,306,767.28	-	5,306,767.28	5,254,113.84	(52,653.44)	5,254,113.84	3,648,868.38
576429AL8	6,301.40	-	6,301.40	5,234.12	(1,067.28)	5,234.12	33,682.30
576433FP6	716,739.85	-	716,739.85	486,587.08	(230,152.77)	486,587.08	212,634.61
576433G42	9,591,132.34	-	9,591,132.34	9,403,432.27	(187,700.07)	9,403,432.27	5,740,942.78
576433GW0	1,554,838.72	-	1,554,838.72	774,679.26	(780,159.46)	774,679.26	572,154.49
576433H33	5,213,449.39	-	5,213,449.39	5,195,623.86	(17,825.53)	5,195,623.86	4,128,411.32
576433NH5	3,600,549.02	-	3,600,549.02	1,903,270.80	(1,697,278.22)	1,903,270.80	2,129,474.94
576433RB4	421,472.25	-	421,472.25	302,879.08	(118,593.17)	302,879.08	215,175.63
576433RU2	2,312,081.73	-	2,312,081.73	1,593,962.25	(718,119.48)	1,593,962.25	885,300.00
576433SE7	1,861,655.69	-	1,861,655.69	1,543,097.40	(318,558.29)	1,543,097.40	438,060.00
576433YN0	1,262,205.21	-	1,262,205.21	1,251,445.49	(10,759.72)	1,251,445.49	805,332.60
576438AA3	3,925,515.20	-	3,925,515.20	3,902,606.39	(22,908.81)	3,902,606.39	3,286,650.99
5899292N7	1,522,447.66	-	1,522,447.66	1,503,401.34	(19,046.32)	1,503,401.34	1,455,741.23
5899293W6	1,784,380.45	-	1,784,380.45	617,292.39	(1,167,088.06)	617,292.39	949,360.02
589929E87	1,242,613.94	-	1,242,613.94	1,094,053.32	(148,560.62)	1,094,053.32	809,262.50
589929P69	433,674.00	-	433,674.00	352,359.20	(81,314.80)	352,359.20	425,853.21
59020UNZ4	1,736,038.67	-	1,736,038.67	1,723,668.92	(12,369.75)	1,723,668.92	1,724,516.49
59020UQ40	1,352,319.19	-	1,352,319.19	1,333,846.58	(18,472.61)	1,333,846.58	871,546.92
59020UQ57	3,592,488.79	-	3,592,488.79	3,408,400.05	(184,088.74)	3,408,400.05	1,938,560.00
59020UTL9	1,060,471.51	-	1,060,471.51	658,719.06	(401,752.45)	658,719.06	573,387.99
59020UXN0	289,340.55	-	289,340.55	126,115.57	(163,224.98)	126,115.57	254,370.00
61748HAQ4	5,573,135.65	-	5,573,135.65	5,562,456.05	(10,679.60)	5,562,456.05	4,924,270.14
61753VAG7	960.00	-	960.00	848.91	(111.09)	848.91	2,949.59
61913PAA0	13,098,828.03	-	13,098,828.03	12,912,275.51	(186,552.52)	12,912,275.51	11,854,655.64
61915RAZ9	48,759.04	-	48,759.04	37,045.05	(11,713.99)	37,045.05	22,629.77
61915RBB1	7,685,200.98	-	7,685,200.98	7,558,357.46	(126,843.52)	7,558,357.46	4,904,245.07
65535VSQ2	4,518.45	-	4,518.45	2,304.97	(2,213.48)	2,304.97	11,382.53
65537BAG5	22,246.12	-	22,246.12	21,490.86	(755.26)	21,490.86	103,211.15
669884AF5	8,312.44	-	8,312.44	7,437.24	(875.20)	7,437.24	21,019.50
68383NCA9	26,151,132.42	-	26,151,132.42	26,085,936.31	(65,196.11)	26,085,936.31	18,722,090.34
68383NCD3	2,889,050.10	-	2,889,050.10	2,849,200.43	(39,849.67)	2,849,200.43	1,217,631.00
68383NCU5	10,531,155.88	-	10,531,155.88	9,957,837.67	(573,318.21)	9,957,837.67	7,136,628.79
68383NDT7	9,550,897.44	-	9,550,897.44	9,525,644.58	(25,252.86)	9,525,644.58	5,275,114.07
68389FBW3	31,717.29	-	31,717.29	30,640.63	(1,076.66)	30,640.63	26,629.59
68402CAC8	750,875.46	-	750,875.46	718,864.26	(32,011.20)	718,864.26	653,561.78
74927XAM4	136,826.02	-	136,826.02	64,143.68	(72,682.34)	64,143.68	245,182.35
76110H4M8	256,753.13	-	256,753.13	210,142.48	(46,610.65)	210,142.48	242,456.12
76110H5C9	302,454.33	-	302,454.33	204,912.70	(97,541.63)	204,912.70	224,082.66
76110HKX6	6,068,563.83	-	6,068,563.83	1,941,095.71	(4,127,468.12)	1,941,095.71	4,327,769.07
76110HKY4	480,547.48	-	480,547.48	138,009.92	(342,537.56)	138,009.92	465,514.66
76110W4J2	4,260.41	-	4,260.41	4,211.63	(48.78)	4,211.63	19,925.20
761118FM5	10,791,534.20	-	10,791,534.20	10,527,879.12	(263,655.08)	10,527,879.12	7,898,244.78
761118KU1	8,313,017.07	-	8,313,017.07	8,048,351.68	(264,665.39)	8,048,351.68	4,983,812.76
761118NN4	11,285,348.26	-	11,285,348.26	10,982,282.46	(303,065.80)	10,982,282.46	6,908,850.47
761118RJ9	551,317.20	-	551,317.20	522,283.81	(29,033.39)	522,283.81	290,388.31

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
761118RM2	$23,852,735.80	$-	$23,852,735.80	$22,619,711.71	$(1,233,024.09)	$22,619,711.71	$13,131,342.93
76112BN55	9,452.31	-	9,452.31	8,493.47	(958.84)	8,493.47	16,316.20
79549AYA1	1,661,474.21	-	1,661,474.21	1,430,138.58	(231,335.63)	1,430,138.58	776,829.25
79549AYB9	180,937.10	-	180,937.10	111,626.96	(69,310.14)	111,626.96	96,885.98
81744FDK0	2,290,812.89	-	2,290,812.89	2,269,364.54	(21,448.35)	2,269,364.54	2,049,193.36
84752CAE7	1,727,986.23	-	1,727,986.23	1,653,665.61	(74,320.62)	1,653,665.61	770,148.18
863579KG2	3,863,876.32	-	3,863,876.32	3,795,231.53	(68,644.79)	3,795,231.53	2,581,451.16
863579YR3	9,253,862.38	-	9,253,862.38	8,966,225.84	(287,636.54)	8,966,225.84	6,337,919.78
86358HQW2	18,647.07	-	18,647.07	11,537.27	(7,109.80)	11,537.27	170,667.90
86358RLG0	420,315.74	-	420,315.74	235,746.42	(184,569.32)	235,746.42	262,713.28
86358RSJ7	70,965.43	-	70,965.43	2,839.73	(68,125.70)	2,839.73	22,217.30
86358RUM7	141,829.45	-	141,829.45	109,529.72	(32,299.73)	109,529.72	80,998.92
86358RZC4	249,395.06	-	249,395.06	44,686.59	(204,708.47)	44,686.59	148,614.08
86359A5E9	378,734.74	-	378,734.74	269,582.81	(109,151.93)	269,582.81	214,794.57
86359ADN0	1,103,130.42	-	1,103,130.42	1,072,622.59	(30,507.83)	1,072,622.59	353,240.00
86359AHD8	481,419.23	-	481,419.23	449,620.06	(31,799.17)	449,620.06	352,322.46
86359AKY8	52,679.87	-	52,679.87	17,941.14	(34,738.73)	17,941.14	45,457.03
86359ANH2	1,527,343.89	-	1,527,343.89	1,488,638.16	(38,705.73)	1,488,638.16	1,376,807.19
86359AVY6	422,371.44	-	422,371.44	267,085.31	(155,286.13)	267,085.31	305,827.09
86359AXX6	2,763,277.51	-	2,763,277.51	1,351,109.47	(1,412,168.04)	1,351,109.47	2,373,641.41
86359AZE6	965,347.87	-	965,347.87	496,906.29	(468,441.58)	496,906.29	759,943.49
86359BU82	53,701.78	-	53,701.78	19,190.81	(34,510.97)	19,190.81	9,535.84
86359DUV7	59,401.60	-	59,401.60	33,520.99	(25,880.61)	33,520.99	50,754.19
86360JAA9	12,974,684.64	-	12,974,684.64	12,890,442.62	(84,242.02)	12,890,442.62	6,524,355.67
86360JAN1	4,811,749.07	-	4,811,749.07	4,725,086.83	(86,662.24)	4,725,086.83	2,678,749.74
86361EAM3	3,284.60	-	3,284.60	1,110.83	(2,173.77)	1,110.83	9,061.02
86361EAP6	222.83	-	222.83	12.38	(210.45)	12.38	1,001.48
86361HAZ7	3,464.37	-	3,464.37	3,388.30	(76.07)	3,388.30	28,500.00
86361HBA1	505.52	-	505.52	498.47	(7.05)	498.47	3,808.06
87222EAJ7	13,908.37	-	13,908.37	9,125.69	(4,782.68)	9,125.69	32,841.49
885220FS7	8,959,281.99	-	8,959,281.99	8,834,441.37	(124,840.62)	8,834,441.37	7,735,453.82
89789KAC9	5,349.85	-	5,349.85	5,037.02	(312.83)	5,037.02	25,650.00
929093AA0	1,597,428.30	-	1,597,428.30	1,268,426.46	(329,001.84)	1,268,426.46	417,820.03
929227EN2	362,543.40	-	362,543.40	220,081.19	(142,462.21)	220,081.19	205,190.99
929227XH4	330,035.94	-	330,035.94	108,846.51	(221,189.43)	108,846.51	309,717.42
92922F3L0	54,962,013.73	-	54,962,013.73	53,117,955.74	(1,844,057.99)	53,117,955.74	45,994,942.12
92922F4M7	5,050,741.75	-	5,050,741.75	5,034,693.02	(16,048.73)	5,034,693.02	3,904,442.75
92922F5T1	8,676,171.03	-	8,676,171.03	8,643,649.97	(32,521.06)	8,643,649.97	6,654,817.86
92922F7A0	1,720,425.53	-	1,720,425.53	1,411,799.08	(308,626.45)	1,411,799.08	1,117,432.55
92922F7Q5	11,539,892.29	-	11,539,892.29	11,245,157.66	(294,734.63)	11,245,157.66	8,223,180.13
92922FB72	1,439,734.90	-	1,439,734.90	1,418,949.88	(20,785.02)	1,418,949.88	908,092.62
92922FD21	1,279,734.74	-	1,279,734.74	1,279,450.92	(283.82)	1,279,450.92	1,400,419.08
92922FD47	10,872,612.85	-	10,872,612.85	10,413,753.66	(458,859.19)	10,413,753.66	8,790,572.67
92922FG77	12,617,711.34	-	12,617,711.34	12,291,484.84	(326,226.50)	12,291,484.84	11,366,981.64
92922FJ25	7,421,446.36	-	7,421,446.36	7,410,294.13	(11,152.23)	7,410,294.13	5,642,228.79
92922FQ76	387,249.10	-	387,249.10	259,480.43	(127,768.67)	259,480.43	273,547.29
92922FTJ7	1,639,831.47	-	1,639,831.47	1,553,417.00	(86,414.47)	1,553,417.00	1,119,887.92
92922FU48	7,363,473.60	-	7,363,473.60	7,011,050.80	(352,422.80)	7,011,050.80	6,577,987.03
92922FW61	1,535,445.95	-	1,535,445.95	1,327,639.87	(207,806.08)	1,327,639.87	976,050.54
92922FWU8	4,811,650.60	-	4,811,650.60	4,670,390.57	(141,260.03)	4,670,390.57	3,243,919.64
92922FZF8	10,313,637.83	-	10,313,637.83	9,963,719.10	(349,918.73)	9,963,719.10	7,467,303.34
92925CBB7	5,120,972.13	-	5,120,972.13	5,058,558.70	(62,413.43)	5,058,558.70	3,535,425.05
92926SAE6	3,145,965.68	-	3,145,965.68	3,076,277.60	(69,688.08)	3,076,277.60	2,573,226.72

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
939336PT4	$65,679.94	$-	$65,679.94	$21,740.28	$(43,939.66)	$21,740.28	$61,496.95
939336U35	1,758,275.27	-	1,758,275.27	1,720,040.22	(38,235.05)	1,720,040.22	1,819,234.99
939336X65	13,683,876.25	-	13,683,876.25	13,145,344.03	(538,532.22)	13,145,344.03	10,412,104.84
93934FHC9	10,339,448.82	-	10,339,448.82	10,120,432.78	(219,016.04)	10,120,432.78	6,211,494.25
93934FJQ6	19,266,145.77	-	19,266,145.77	19,003,975.87	(262,169.90)	19,003,975.87	11,360,421.15
93936JAM4	1,729.01	-	1,729.01	864.51	(864.50)	864.51	61,379.90
941034AD2	177,180.98	-	177,180.98	30,720.60	(146,460.38)	30,720.60	105,720.00
949775AC4	432,117.73	-	432,117.73	300,304.89	(131,812.84)	300,304.89	424,486.03
94981VAX5	1,180,397.18	-	1,180,397.18	1,173,574.31	(6,822.87)	1,173,574.31	1,175,928.82
94983CAJ6	20,750,754.03	-	20,750,754.03	20,056,492.24	(694,261.79)	20,056,492.24	20,004,332.78
94983EAH6	16,321,489.18	-	16,321,489.18	16,165,384.72	(156,104.46)	16,165,384.72	13,381,991.09
94983TAE0	12,465,453.87	-	12,465,453.87	12,376,506.12	(88,947.75)	12,376,506.12	11,193,989.73
94983YAQ2	5,185,412.71	-	5,185,412.71	4,872,833.42	(312,579.29)	4,872,833.42	4,438,067.58
L26479NN8	1,237,993.81	-	1,237,993.81	190,460.58	(1,047,533.23)	190,460.58	2,537,166.84
Totals	$1,471,905,695.71	$-	$1,471,905,695.71	$1,391,337,542.96	$(80,568,152.75)	$1,391,337,542.96	$1,015,645,802.04

The following is the impairment listing for loan-backed securities for the three months ended December 31, 2009:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00075WAB5	$392,914.51	$-	$392,914.51	$396,890.58	$3,976.07	$396,890.58	$390,925.02
004375CT6	9,408,193.30	-	9,408,193.30	8,562,534.09	(845,659.21)	8,562,534.09	4,783,498.94
00442GAD2	2,437,254.26	-	2,437,254.26	2,602,501.89	165,247.63	2,602,501.89	2,810,710.02
00442KAD3	4,412,473.61	-	4,412,473.61	4,278,160.00	(134,313.61)	4,278,160.00	3,239,750.54
007034AQ4	7,630,054.96	-	7,630,054.96	7,276,503.83	(353,551.13)	7,276,503.83	5,818,807.85
007036CE4	27,673.33	-	27,673.33	20,400.00	(7,273.33)	20,400.00	50,000.00
007036FB7	2,492,010.21	-	2,492,010.21	2,428,083.06	(63,927.15)	2,428,083.06	342,330.05
007036FY7	46,375.37	-	46,375.37	28,660.50	(17,714.87)	28,660.50	16,435.98
007036GB6	1,099,285.00	-	1,099,285.00	485,536.41	(613,748.59)	485,536.41	334,979.48
007037BK9	1,155,650.78	-	1,155,650.78	2,329,100.40	1,173,449.62	2,329,100.40	2,348,442.68
02146QAB9	16,240,391.54	-	16,240,391.54	16,015,900.25	(224,491.29)	16,015,900.25	9,877,931.55
02146TAQ0	18,632,146.52	-	18,632,146.52	18,310,000.00	(322,146.52)	18,310,000.00	16,689,902.25
02146YAD8	24,373,978.67	-	24,373,978.67	24,025,206.43	(348,772.24)	24,025,206.43	15,110,724.55
02147CAA1	10,872,095.79	-	10,872,095.79	10,865,188.19	(6,907.60)	10,865,188.19	6,604,821.67
02147DAB7	13,298,121.74	-	13,298,121.74	13,109,767.02	(188,354.72)	13,109,767.02	7,654,768.27
02147DAV3	2,278,949.00	-	2,278,949.00	2,659,475.64	380,526.64	2,659,475.64	1,973,882.50
02150MAB1	15,971,550.45	-	15,971,550.45	15,530,800.00	(440,750.45)	15,530,800.00	10,502,951.56
02660CAH3	679,469.69	-	679,469.69	321,326.38	(358,143.31)	321,326.38	235,266.88
02660TGN7	10,110,253.97	-	10,110,253.97	10,120,160.05	9,906.08	10,120,160.05	5,690,126.55
02660THA4	46,875.57	-	46,875.57	24,528.00	(22,347.57)	24,528.00	46,199.66
02660THL0	2,025,163.17	-	2,025,163.17	1,930,386.02	(94,777.15)	1,930,386.02	1,187,872.53
02660THT3	858,211.34	-	858,211.34	850,081.22	(8,130.12)	850,081.22	619,923.02
026929AD1	10,298,954.58	-	10,298,954.58	10,276,184.27	(22,770.31)	10,276,184.27	5,997,805.45
040104QN4	5,462,960.22	-	5,462,960.22	5,226,483.12	(236,477.10)	5,226,483.12	4,367,234.37
040104RV5	3,393,536.86	-	3,393,536.86	3,270,607.13	(122,929.73)	3,270,607.13	2,293,163.73
040104TF8	246,802.64	-	246,802.64	198,581.55	(48,221.09)	198,581.55	88,737.21
040104TG6	1,456,597.13	-	1,456,597.13	1,425,744.54	(30,852.59)	1,425,744.54	1,064,187.77
04012XAC9	586,310.20	-	586,310.20	319,925.46	(266,384.74)	319,925.46	216,293.42
05946XYB3	101,049.09	-	101,049.09	78,147.33	(22,901.76)	78,147.33	99,674.88
05948XPR6	2,082,465.13	-	2,082,465.13	557,100.77	(1,525,364.36)	557,100.77	1,231,958.53

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05948XR52	$474,971.01	$-	$474,971.01	$91,470.39	$(383,500.62)	$91,470.39	$188,272.14
05948XVH1	1,497,402.87	-	1,497,402.87	306,092.32	(1,191,310.55)	306,092.32	528,786.24
05948XVJ7	875,432.60	-	875,432.60	59,070.79	(816,361.81)	59,070.79	194,455.04
05949ALH1	2,910,262.88	-	2,910,262.88	2,855,947.26	(54,315.62)	2,855,947.26	2,746,262.47
05949AZG8	2,582,766.65	-	2,582,766.65	2,576,970.81	(5,795.84)	2,576,970.81	2,207,564.74
05950DAA8	12,267,524.43	-	12,267,524.43	12,223,571.80	(43,952.63)	12,223,571.80	9,373,865.03
07325VAG9	2,691,014.91	-	2,691,014.91	2,754,647.19	63,632.28	2,754,647.19	2,386,917.47
07384YNJ1	1,567,883.79	-	1,567,883.79	1,456,356.93	(111,526.86)	1,456,356.93	1,508,651.85
07384YPP5	4,596,090.24	-	4,596,090.24	3,674,174.67	(921,915.57)	3,674,174.67	999,108.79
073852AD7	2,164,167.52	-	2,164,167.52	1,934,225.00	(229,942.52)	1,934,225.00	1,185,850.00
07386HCM1	1,410,030.52	-	1,410,030.52	1,056,536.60	(353,493.92)	1,056,536.60	706,759.77
07386HCP4	184,720.16	-	184,720.16	39,486.65	(145,233.51)	39,486.65	69,911.61
07386HEN7	795,472.39	-	795,472.39	82,841.96	(712,630.43)	82,841.96	167,872.33
07386HHW4	28,412.44	-	28,412.44	23,711.51	(4,700.93)	23,711.51	118,363.69
07386HJL6	383,091.71	-	383,091.71	153,449.10	(229,642.61)	153,449.10	282,792.72
07386HLU3	9,848.96	-	9,848.96	8,937.40	(911.56)	8,937.40	68,639.21
07386HTQ4	415,178.41	-	415,178.41	250,591.67	(164,586.74)	250,591.67	347,054.18
073879PA0	1,795,558.69	-	1,795,558.69	1,668,300.00	(127,258.69)	1,668,300.00	661,470.00
073879QF8	1,097,646.34	-	1,097,646.34	1,108,896.41	11,250.07	1,108,896.41	629,200.12
073879Z92	11,677,483.85	-	11,677,483.85	11,388,410.35	(289,073.50)	11,388,410.35	3,777,103.02
07387AFA8	377,451.26	-	377,451.26	108,445.71	(269,005.55)	108,445.71	219,172.61
07387UHB0	2,977.83	-	2,977.83	-	(2,977.83)	-	9,898.61
07388UAB6	1,532,487.32	-	1,532,487.32	1,506,514.36	(25,972.96)	1,506,514.36	1,323,491.65
07389LAA7	854,961.17	-	854,961.17	851,520.28	(3,440.89)	851,520.28	759,409.75
07389PAY6	354,984.94	-	354,984.94	293,211.80	(61,773.14)	293,211.80	285,271.62
07389VAA5	1,725,560.82	-	1,725,560.82	1,715,357.28	(10,203.54)	1,715,357.28	1,617,545.00
07400XAB4	3,600,099.61	-	3,600,099.61	3,429,090.00	(171,009.61)	3,429,090.00	1,712,050.20
07401EAA7	10,274,180.08	-	10,274,180.08	10,365,076.78	90,896.70	10,365,076.78	8,625,676.27
07401LAA1	15,877,589.54	-	15,877,589.54	15,533,760.67	(343,828.87)	15,533,760.67	9,168,168.09
07401LAQ6	4,389,861.34	-	4,389,861.34	4,162,869.65	(226,991.69)	4,162,869.65	2,452,575.10
07401LAU7	(5,586.31)	-	(5,586.31)	-	5,586.31	-	-
07820QAY1	17,991,396.58	-	17,991,396.58	17,874,223.26	(117,173.32)	17,874,223.26	12,522,069.85
078446AB7	166,400.00	-	166,400.00	158,000.00	(8,400.00)	158,000.00	158,000.00
12489WQE7	1,538,342.85	-	1,538,342.85	1,345,000.00	(193,342.85)	1,345,000.00	927,180.00
12489WQH0	103,752.46	-	103,752.46	46,000.00	(57,752.46)	46,000.00	88,533.52
1248MEAE9	1,353,070.11	-	1,353,070.11	1,200,600.00	(152,470.11)	1,200,600.00	1,125,220.73
1248MEAG4	955,591.98	-	955,591.98	943,054.18	(12,537.80)	943,054.18	980,168.04
1248RHAD9	4,642,110.21	-	4,642,110.21	4,350,796.19	(291,314.02)	4,350,796.19	2,686,481.24
12498NAB9	1,296,327.42	-	1,296,327.42	1,300,043.64	3,716.22	1,300,043.64	1,022,226.52
12567AAF4	469,562.67	-	469,562.67	464,059.25	(5,503.42)	464,059.25	705,163.45
12629EAK1	16,909.19	-	16,909.19	8,122.99	(8,786.20)	8,122.99	44,561.95
12638PAL3	1,058.97	-	1,058.97	889.65	(169.32)	889.65	7,735.64
126670JD1	1,422,556.94	-	1,422,556.94	1,345,460.94	(77,096.00)	1,345,460.94	1,209,221.78
126670KN7	1,882,551.51	-	1,882,551.51	1,819,500.00	(63,051.51)	1,819,500.00	828,559.17
126670LP1	5,761,620.57	-	5,761,620.57	4,200,800.00	(1,560,820.57)	4,200,800.00	2,006,123.20
126670WT1	5,049,493.61	-	5,049,493.61	5,048,456.17	(1,037.44)	5,048,456.17	3,955,237.36
12667F2A2	107,950.75	-	107,950.75	81,501.98	(26,448.77)	81,501.98	57,031.63
12667GR62	12,034,217.30	-	12,034,217.30	12,073,212.23	38,994.93	12,073,212.23	7,916,470.73
12667GRW5	799,879.55	-	799,879.55	797,958.85	(1,920.70)	797,958.85	404,879.54
12667GS20	15,311,868.14	-	15,311,868.14	15,354,951.99	43,083.85	15,354,951.99	8,628,835.58
12667GWF6	9,652,027.05	-	9,652,027.05	9,489,259.99	(162,767.06)	9,489,259.99	4,902,737.70
12667NAC2	251,911.17	-	251,911.17	249,866.00	(2,045.17)	249,866.00	218,280.00
12668A3Q6	9,699,104.28	-	9,699,104.28	9,668,991.25	(30,113.03)	9,668,991.25	3,546,923.33

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12668A3V5	$6,673.14	$-	$6,673.14	$5,302.70	$(1,370.44)	$5,302.70	$30,555.79
12668A4B8	16,977,160.10	-	16,977,160.10	16,673,192.76	(303,967.34)	16,673,192.76	8,866,596.30
12668A4G7	15,366.29	-	15,366.29	13,010.94	(2,355.35)	13,010.94	68,978.49
12668ACZ6	4,065,168.53	-	4,065,168.53	4,050,696.56	(14,471.97)	4,050,696.56	2,424,715.75
12668AEV3	13,357,271.07	-	13,357,271.07	13,287,158.65	(70,112.42)	13,287,158.65	7,744,665.35
12668APF6	397,190.95	-	397,190.95	435,894.80	38,703.85	435,894.80	508,677.53
12668AWQ4	3,410.61	-	3,410.61	3,185.74	(224.87)	3,185.74	29,978.75
12668BAU7	198,182.44	-	198,182.44	158,915.95	(39,266.49)	158,915.95	206,969.20
12668BB77	26,825,369.39	-	26,825,369.39	26,552,823.77	(272,545.62)	26,552,823.77	16,278,170.18
12668BDR1	9,544.23	-	9,544.23	8,262.10	(1,282.13)	8,262.10	65,796.36
126694F86	2,247.30	-	2,247.30	1,534.92	(712.38)	1,534.92	18,129.36
126694YM4	3,906,587.42	-	3,906,587.42	3,782,512.07	(124,075.35)	3,782,512.07	1,932,468.84
126694YW2	3,829.91	-	3,829.91	2,948.00	(881.91)	2,948.00	41,491.76
126694ZB7	14,982.76	-	14,982.76	10,500.00	(4,482.76)	10,500.00	57,324.50
126694ZD3	1,305.16	-	1,305.16	1,177.20	(127.96)	1,177.20	6,312.54
12669D3C0	511,405.49	-	511,405.49	486,445.28	(24,960.21)	486,445.28	264,997.60
12669E6K7	1,275,099.03	-	1,275,099.03	607,888.89	(667,210.14)	607,888.89	920,106.92
12669EH33	228,927.15	-	228,927.15	242,713.34	13,786.19	242,713.34	233,043.73
12669EJ56	270,811.58	-	270,811.58	24,997.89	(245,813.69)	24,997.89	61,567.92
12669FVD2	1,007,377.18	-	1,007,377.18	999,911.94	(7,465.24)	999,911.94	981,585.71
12669FXR9	653,960.69	-	653,960.69	641,741.88	(12,218.81)	641,741.88	425,790.53
12669GKH3	14,665,275.18	-	14,665,275.18	14,590,699.61	(74,575.57)	14,590,699.61	10,100,291.01
12669GMS7	313,009.05	-	313,009.05	299,972.64	(13,036.41)	299,972.64	179,157.58
12669GPB1	14,601.77	-	14,601.77	14,549.74	(52.03)	14,549.74	53,564.67
12669GRM5	3,081,233.74	-	3,081,233.74	3,352,603.86	271,370.12	3,352,603.86	1,882,027.27
12669GRQ6	9,109,436.68	-	9,109,436.68	8,824,803.62	(284,633.06)	8,824,803.62	5,379,170.19
12669GTV3	421,794.46	-	421,794.46	420,982.68	(811.78)	420,982.68	230,737.93
12669GUR0	4,179,563.69	-	4,179,563.69	4,148,210.13	(31,353.56)	4,148,210.13	2,417,636.96
12669UBB5	497,411.54	-	497,411.54	493,894.86	(3,516.68)	493,894.86	491,696.29
17307GH76	397,457.47	-	397,457.47	382,054.30	(15,403.17)	382,054.30	266,796.74
17307GH84	128,097.34	-	128,097.34	107,648.21	(20,449.13)	107,648.21	107,719.90
17307GN79	64,434.59	-	64,434.59	(6,343.76)	(70,778.35)	(6,343.76)	91,934.55
17309CAL9	7,182.19	-	7,182.19	-	(7,182.19)	-	24,758.15
17309MAF0	58,628.93	-	58,628.93	43,394.40	(15,234.53)	43,394.40	57,177.44
17309NAH4	373,732.49	-	373,732.49	334,800.00	(38,932.49)	334,800.00	1,298,044.40
17309QAM6	4,197.12	-	4,197.12	3,000.00	(1,197.12)	3,000.00	9,824.40
17309RAM4	10,591.41	-	10,591.41	5,869.13	(4,722.28)	5,869.13	55,161.47
17309SAM2	2,553.02	-	2,553.02	1,448.00	(1,105.02)	1,448.00	2,452.48
17309YAJ6	25,648.97	-	25,648.97	3,103.02	(22,545.95)	3,103.02	97,677.60
17309YAK3	2,055.84	-	2,055.84	-	(2,055.84)	-	18,843.16
17310UAE2	4,863.91	-	4,863.91	3,149.20	(1,714.71)	3,149.20	37,856.60
22540V3F7	2,411,427.95	-	2,411,427.95	2,321,586.20	(89,841.75)	2,321,586.20	1,248,566.68
22540V5D0	87,109.83	-	87,109.83	77,223.00	(9,886.83)	77,223.00	74,577.85
22541N5E5	1,341,369.91	-	1,341,369.91	429,412.25	(911,957.66)	429,412.25	681,963.97
22541NR68	91,777.21	-	91,777.21	64,007.81	(27,769.40)	64,007.81	36,806.33
22541Q4M1	1,243,941.82	-	1,243,941.82	951,213.77	(292,728.05)	951,213.77	606,698.16
22541QA44	1,590,638.83	-	1,590,638.83	1,124,084.31	(466,554.52)	1,124,084.31	674,486.19
22541QDA7	1,002,335.52	-	1,002,335.52	902,832.43	(99,503.09)	902,832.43	551,737.51
22541QDB5	498,362.48	-	498,362.48	179,078.08	(319,284.40)	179,078.08	293,133.14
22541QJR4	557,142.26	-	557,142.26	160,749.67	(396,392.59)	160,749.67	231,142.96
22541QV25	694,071.00	-	694,071.00	33,535.67	(660,535.33)	33,535.67	88,578.43
22541SRZ3	4,975.02	-	4,975.02	-	(4,975.02)	-	57,754.68
2254W0KK0	(114,853.15)	-	(114,853.15)	9,127.39	123,980.54	9,127.39	145,406.11

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22943HAD8	$12,658,026.12	$-	$12,658,026.12	$11,979,500.00	$(678,526.12)	$11,979,500.00	$3,107,109.00
23242TAB2	3,876,054.68	-	3,876,054.68	3,667,644.39	(208,410.29)	3,667,644.39	3,482,624.36
23243AAD8	1,268,803.87	-	1,268,803.87	1,258,403.49	(10,400.38)	1,258,403.49	762,487.54
23244LAB7	2,921,778.81	-	2,921,778.81	2,692,489.24	(229,289.57)	2,692,489.24	2,917,292.00
23245QAA7	2,568,138.12	-	2,568,138.12	2,562,342.02	(5,796.10)	2,562,342.02	1,698,820.61
23248AAJ0	1,208,310.57	-	1,208,310.57	1,157,582.75	(50,727.82)	1,157,582.75	1,035,893.64
23332UAS3	199,348.78	-	199,348.78	188,388.88	(10,959.90)	188,388.88	64,507.98
23332UCM4	628,465.64	-	628,465.64	627,691.34	(774.30)	627,691.34	392,394.03
251508AB3	10,150,913.78	-	10,150,913.78	9,685,446.31	(465,467.47)	9,685,446.31	5,756,383.64
25150PAD1	738.34	-	738.34	537.08	(201.26)	537.08	779.86
251510HS5	12,076,035.59	-	12,076,035.59	11,980,270.70	(95,764.89)	11,980,270.70	8,391,267.44
25151AAA9	6,156,622.27	-	6,156,622.27	5,886,248.70	(270,373.57)	5,886,248.70	3,673,969.96
251563DR0	32,476.26	-	32,476.26	17,900.81	(14,575.45)	17,900.81	97,307.20
26441EAC5	284,250.00	-	284,250.00	251,750.00	(32,500.00)	251,750.00	250,000.00
26441NAA9	16,200.00	-	16,200.00	-	(16,200.00)	-	-
26441NAB7	10,800.00	-	10,800.00	-	(10,800.00)	-	-
30251YAB4	9,121,482.29	-	9,121,482.29	9,096,257.47	(25,224.82)	9,096,257.47	6,851,854.85
32051DQ62	1,061,091.21	-	1,061,091.21	388,057.22	(673,033.99)	388,057.22	453,199.81
32051DRA2	109,062.39	-	109,062.39	106,337.62	(2,724.77)	106,337.62	99,813.99
32051GBV6	187,895.70	-	187,895.70	126,531.75	(61,363.95)	126,531.75	146,678.33
32051GCF0	192,738.63	-	192,738.63	50,620.75	(142,117.88)	50,620.75	92,555.98
32051GVN2	3,158,791.63	-	3,158,791.63	3,062,503.01	(96,288.62)	3,062,503.01	3,041,436.06
32051GZS7	6,908,445.51	-	6,908,445.51	6,874,600.00	(33,845.51)	6,874,600.00	5,970,500.80
32056CAH2	17,195,946.42	-	17,195,946.42	17,168,868.00	(27,078.42)	17,168,868.00	12,910,676.34
32113JAA3	713,670.08	-	713,670.08	711,792.32	(1,877.76)	711,792.32	374,625.04
35729RAE6	7,103,874.77	-	7,103,874.77	6,989,036.57	(114,838.20)	6,989,036.57	6,175,384.09
35952Z007	8,065,469.65	-	8,065,469.65	5,923,357.50	(2,142,112.15)	5,923,357.50	2,685,858.70
35952Z023	6,509,562.82	-	6,509,562.82	4,511,207.33	(1,998,355.49)	4,511,207.33	2,071,187.74
35952Z031	6,890,943.12	-	6,890,943.12	4,688,529.86	(2,202,413.26)	4,688,529.86	2,036,793.37
35952Z049	5,920,336.51	-	5,920,336.51	4,383,058.82	(1,537,277.69)	4,383,058.82	1,719,720.00
35952Z056	6,015,993.51	-	6,015,993.51	4,285,422.23	(1,730,571.28)	4,285,422.23	1,640,899.51
35952Z064	6,114,977.70	-	6,114,977.70	4,622,032.20	(1,492,945.50)	4,622,032.20	1,736,917.20
35952ZA06	11,259,327.98	-	11,259,327.98	12,498,712.40	1,239,384.42	12,498,712.40	4,604,527.38
35952ZA14	525,997.04	-	525,997.04	581,463.24	55,466.20	581,463.24	206,481.07
35952ZA22	879,036.26	-	879,036.26	891,667.03	12,630.77	891,667.03	319,638.64
36228FWU6	1,772,489.98	-	1,772,489.98	1,666,967.85	(105,522.13)	1,666,967.85	862,761.89
362334EB6	9,599,991.93	-	9,599,991.93	9,320,003.40	(279,988.53)	9,320,003.40	7,490,942.58
36242D3Z4	57,525.76	-	57,525.76	38,760.00	(18,765.76)	38,760.00	35,757.60
36242DGA5	130,459.06	-	130,459.06	72,347.83	(58,111.23)	72,347.83	68,110.75
362437AC9	2,400,982.68	-	2,400,982.68	2,435,483.10	34,500.42	2,435,483.10	1,994,990.42
362480AD7	16,297,435.82	-	16,297,435.82	15,919,814.77	(377,621.05)	15,919,814.77	8,176,528.40
39538RBB4	13,683,066.88	-	13,683,066.88	13,663,955.41	(19,111.47)	13,663,955.41	7,674,341.82
39538WBH0	12,049.27	-	12,049.27	8,462.30	(3,586.97)	8,462.30	19,127.00
39539GAA0	5,437,538.55	-	5,437,538.55	5,402,943.73	(34,594.82)	5,402,943.73	3,151,642.90
40430HAJ7	68,648.39	-	68,648.39	25,350.40	(43,297.99)	25,350.40	61,780.60
40430HBH0	6,438.06	-	6,438.06	2,850.00	(3,588.06)	2,850.00	7,418.85
40430HBJ6	575.14	-	575.14	-	(575.14)	-	1,578.67
40430HCQ9	3,267.41	-	3,267.41	2,200.00	(1,067.41)	2,200.00	11,853.80
40430HEB0	40,225.13	-	40,225.13	32,045.00	(8,180.13)	32,045.00	72,018.60
40430HFL7	1,906,241.76	-	1,906,241.76	1,905,800.00	(441.76)	1,905,800.00	1,430,500.00
40430MAB3	417,243.03	-	417,243.03	464,426.75	47,183.72	464,426.75	352,134.61
40431HAT4	(1,243.19)	-	(1,243.19)	84.55	1,327.74	84.55	23,686.62
40431KAE0	5,616,940.27	-	5,616,940.27	5,404,731.70	(212,208.57)	5,404,731.70	5,004,585.48

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
40431KAL4	$247.98	$-	$247.98	$115.03	$(132.95)	$115.03	$9,863.13
40431RAN5	7,087.43	-	7,087.43	4,200.00	(2,887.43)	4,200.00	40,650.00
40431XAF9	1,186,537.22	-	1,186,537.22	1,159,500.00	(27,037.22)	1,159,500.00	2,549,782.00
41161PA86	1,932,863.68	-	1,932,863.68	1,946,607.10	13,743.42	1,946,607.10	1,579,448.32
41161PH55	2,308.18	-	2,308.18	1,361.08	(947.10)	1,361.08	34,968.16
41161PHC0	8,684,339.77	-	8,684,339.77	8,650,857.66	(33,482.11)	8,650,857.66	6,046,837.12
41161PHU0	8,248,074.03	-	8,248,074.03	8,260,672.16	12,598.13	8,260,672.16	6,028,918.93
41161PHZ9	105,317.98	-	105,317.98	49,376.44	(55,941.54)	49,376.44	169,736.74
41161PKH5	703,592.11	-	703,592.11	693,970.59	(9,621.52)	693,970.59	369,720.57
41161PL43	21,312,175.88	-	21,312,175.88	21,067,464.83	(244,711.05)	21,067,464.83	13,010,953.08
41161PLR2	13,570,563.22	-	13,570,563.22	13,553,010.79	(17,552.43)	13,553,010.79	8,267,824.75
41161PMG5	16,528,742.13	-	16,528,742.13	16,420,663.89	(108,078.24)	16,420,663.89	9,831,420.53
41161PQU0	14,247,339.00	-	14,247,339.00	14,119,857.84	(127,481.16)	14,119,857.84	8,182,334.16
41161PSC8	9,057.18	-	9,057.18	(11,726.62)	(20,783.80)	(11,726.62)	94,792.19
41161PTN3	2,352,983.33	-	2,352,983.33	2,338,387.78	(14,595.55)	2,338,387.78	1,286,123.03
41161PTP8	860,946.29	-	860,946.29	795,970.32	(64,975.97)	795,970.32	461,410.28
41161PWB5	7,640,228.26	-	7,640,228.26	7,589,704.81	(50,523.45)	7,589,704.81	4,265,834.61
41161PXH1	883,571.47	-	883,571.47	865,233.01	(18,338.46)	865,233.01	530,313.95
41164LAB5	16,324,343.45	-	16,324,343.45	16,026,074.34	(298,269.11)	16,026,074.34	8,166,968.73
43739EAP2	21,270,837.01	-	21,270,837.01	21,234,151.29	(36,685.72)	21,234,151.29	11,958,425.86
43739EBJ5	9,849,040.21	-	9,849,040.21	9,836,426.12	(12,614.09)	9,836,426.12	7,050,584.45
43739EBS5	9,761,473.92	-	9,761,473.92	9,739,688.58	(21,785.34)	9,739,688.58	7,491,729.31
44328AAB6	72,387.91	-	72,387.91	68,804.39	(3,583.52)	68,804.39	82,413.19
45254NHV2	351,070.12	-	351,070.12	350,054.35	(1,015.77)	350,054.35	118,198.60
45254NKK2	1,662.13	-	1,662.13	(4,540.56)	(6,202.69)	(4,540.56)	59,521.89
45254NNP8	14,514,889.48	-	14,514,889.48	14,347,261.74	(167,627.74)	14,347,261.74	9,219,523.58
45254NPA9	16,488,639.41	-	16,488,639.41	16,545,405.79	56,766.38	16,545,405.79	11,378,134.66
45254NPG6	1,326,995.88	-	1,326,995.88	1,319,430.88	(7,565.00)	1,319,430.88	726,877.60
45254NPU5	5,842,116.51	-	5,842,116.51	5,842,706.05	589.54	5,842,706.05	3,342,705.65
45254TSM7	4,706,017.40	-	4,706,017.40	4,671,005.96	(35,011.44)	4,671,005.96	1,902,063.76
452570AA2	78,979.72	-	78,979.72	69,313.68	(9,666.04)	69,313.68	56,900.86
45257EAA2	4,858,654.29	-	4,858,654.29	4,744,758.79	(113,895.50)	4,744,758.79	2,146,887.55
45660L4P1	57,105.29	-	57,105.29	1,487.39	(55,617.90)	1,487.39	2,974.77
45660LGX1	55,462.51	-	55,462.51	26,390.73	(29,071.78)	26,390.73	44,753.20
45660LR84	17,959.47	-	17,959.47	314.71	(17,644.76)	314.71	125,577.31
45660LVD8	29,293.49	-	29,293.49	20,639.38	(8,654.11)	20,639.38	32,388.63
45660LW96	4,198,962.53	-	4,198,962.53	3,976,700.61	(222,261.92)	3,976,700.61	2,275,550.77
45660LWD7	3,585,120.26	-	3,585,120.26	3,648,215.73	63,095.47	3,648,215.73	2,987,251.47
45660LYW3	5,093,081.02	-	5,093,081.02	4,859,106.65	(233,974.37)	4,859,106.65	2,460,258.47
45660N5H4	6,940,643.73	-	6,940,643.73	6,872,107.52	(68,536.21)	6,872,107.52	4,951,097.58
45660NRB3	1,046,779.44	-	1,046,779.44	956,329.19	(90,450.25)	956,329.19	549,296.43
45661LAG3	6,278,951.15	-	6,278,951.15	6,219,245.94	(59,705.21)	6,219,245.94	3,878,668.50
45662BAJ8	117,708.71	-	117,708.71	52,382.87	(65,325.84)	52,382.87	96,349.55
45664BAE7	31,930.23	-	31,930.23	19,321.22	(12,609.01)	19,321.22	59,107.26
45667QAJ0	9,023.13	-	9,023.13	-	(9,023.13)	-	22,839.71
45667WAA6	5,365,903.21	-	5,365,903.21	5,411,747.26	45,844.05	5,411,747.26	3,202,501.98
45667WAC2	547,486.67	-	547,486.67	763,285.49	215,798.82	763,285.49	615,123.57
45668WAE7	400,512.99	-	400,512.99	314,114.04	(86,398.95)	314,114.04	661,985.18
464126BW0	598,566.21	-	598,566.21	111,704.79	(486,861.42)	111,704.79	320,035.54
46412AAD4	4,121,977.45	-	4,121,977.45	4,101,600.00	(20,377.45)	4,101,600.00	3,652,259.00
466247NC3	671,953.93	-	671,953.93	547,381.34	(124,572.59)	547,381.34	511,342.55
466247UG6	3,233,027.72	-	3,233,027.72	3,098,218.17	(134,809.55)	3,098,218.17	2,561,267.89
466247XE8	7,272,359.33	-	7,272,359.33	7,264,895.35	(7,463.98)	7,264,895.35	4,755,810.49

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
46626CBS8	$499,730.40	$-	$499,730.40	$490,727.81	$(9,002.59)	$490,727.81	$912,998.60
466284AG1	37.46	-	37.46	32.45	(5.01)	32.45	28.75
466286AH4	307.91	-	307.91	217.20	(90.71)	217.20	484.46
46629QAR7	13,880.46	-	13,880.46	3,800.00	(10,080.46)	3,800.00	34,136.00
46629QAU0	1,464,528.27	-	1,464,528.27	1,404,150.00	(60,378.27)	1,404,150.00	1,106,352.50
46629TAP5	15,869.93	-	15,869.93	10,800.00	(5,069.93)	10,800.00	73,142.00
46630KAA4	1,602,207.06	-	1,602,207.06	1,530,732.32	(71,474.74)	1,530,732.32	1,317,540.34
525221CD7	716,769.44	-	716,769.44	484,971.00	(231,798.44)	484,971.00	90,215.24
525221CE5	289.33	-	289.33	-	(289.33)	-	7,854.89
525221DV6	3,449.65	-	3,449.65	2,394.94	(1,054.71)	2,394.94	86,338.90
525221FE2	7,720.86	-	7,720.86	3,363.20	(4,357.66)	3,363.20	12,358.50
525221JA6	116,346.84	-	116,346.84	81,030.00	(35,316.84)	81,030.00	406,247.24
525226AL0	1,055,302.54	-	1,055,302.54	997,957.40	(57,345.14)	997,957.40	102,952.50
525229AG5	1,931,253.09	-	1,931,253.09	1,680,020.00	(251,233.09)	1,680,020.00	1,273,802.56
52524VAG4	14,474,664.81	-	14,474,664.81	14,416,315.57	(58,349.24)	14,416,315.57	8,784,292.16
52524YAF0	13,450,949.29	-	13,450,949.29	13,386,690.17	(64,259.12)	13,386,690.17	7,263,302.75
55027AAU4	6,219,823.70	-	6,219,823.70	6,105,504.94	(114,318.76)	6,105,504.94	3,131,646.74
56119LAG8	1,531,598.40	-	1,531,598.40	1,186,038.30	(345,560.10)	1,186,038.30	214,965.00
576433FP6	771,580.52	-	771,580.52	716,828.32	(54,752.20)	716,828.32	213,700.43
576433GW0	2,295,240.95	-	2,295,240.95	1,556,877.33	(738,363.62)	1,556,877.33	646,036.06
57643LMP8	1,993,072.89	-	1,993,072.89	1,947,900.00	(45,172.89)	1,947,900.00	1,002,042.90
576444AA1	(779.62)	-	(779.62)	-	779.62	-	-
5899293W6	1,807,333.19	-	1,807,333.19	1,786,708.53	(20,624.66)	1,786,708.53	944,289.17
589929E87	1,448,488.04	-	1,448,488.04	1,279,493.11	(168,994.93)	1,279,493.11	837,606.22
589929P69	830,665.30	-	830,665.30	478,173.69	(352,491.61)	478,173.69	461,485.74
589929X29	5,532,994.49	-	5,532,994.49	5,493,059.31	(39,935.18)	5,493,059.31	3,800,413.69
59020UQ57	3,596,606.83	-	3,596,606.83	3,585,447.04	(11,159.79)	3,585,447.04	1,908,268.00
590212AB2	253,386.47	-	253,386.47	248,375.12	(5,011.35)	248,375.12	255,826.54
59023FAA3	176,165.41	-	176,165.41	130,914.20	(45,251.21)	130,914.20	132,099.73
59023WAG3	32,000.47	-	32,000.47	21,300.00	(10,700.47)	21,300.00	36,446.40
59024UAB7	1,566,860.27	-	1,566,860.27	1,598,526.69	31,666.42	1,598,526.69	1,515,062.94
617451DQ9	10,030,791.45	-	10,030,791.45	9,954,962.94	(75,828.51)	9,954,962.94	8,429,423.39
61748HRF0	2,763.46	-	2,763.46	-	(2,763.46)	-	91.39
61750FAE0	739,608.63	-	739,608.63	679,675.00	(59,933.63)	679,675.00	541,904.34
61751JAQ4	24,575.78	-	24,575.78	13,759.20	(10,816.58)	13,759.20	47,797.93
617526AE8	330,663.44	-	330,663.44	313,885.00	(16,778.44)	313,885.00	247,384.92
61753VAG7	1,369.53	-	1,369.53	960.00	(409.53)	960.00	3,245.84
61755FAE5	13,795.30	-	13,795.30	6,720.00	(7,075.30)	6,720.00	41,503.98
61757MAB4	2,416,976.44	-	2,416,976.44	2,191,534.85	(225,441.59)	2,191,534.85	2,104,833.35
61915RAZ9	(48,861.61)	-	(48,861.61)	(99,571.12)	(50,709.51)	(99,571.12)	21,658.12
61915RBB1	8,041,934.45	-	8,041,934.45	7,966,617.83	(75,316.62)	7,966,617.83	5,094,346.85
638728AC9	2,529,371.10	-	2,529,371.10	2,436,780.50	(92,590.60)	2,436,780.50	1,983,431.19
64352VPC9	13,538.07	-	13,538.07	7,000.00	(6,538.07)	7,000.00	9,830.40
64352VQR5	7,173,253.21	-	7,173,253.21	6,896,118.38	(277,134.83)	6,896,118.38	6,400,272.64
65106FAB8	12,246,548.33	-	12,246,548.33	11,793,326.27	(453,222.06)	11,793,326.27	8,280,989.02
65106FAG7	393,807.29	-	393,807.29	204,425.00	(189,382.29)	204,425.00	693,283.63
65535VEY0	439,294.57	-	439,294.57	330,026.26	(109,268.31)	330,026.26	649,249.81
65535VLQ9	10,002.24	-	10,002.24	7,670.51	(2,331.73)	7,670.51	53,267.93
65535VPK8	1,862.16	-	1,862.16	-	(1,862.16)	-	6,932.41
65535VSQ2	19,886.90	-	19,886.90	7,198.79	(12,688.11)	7,198.79	38,984.74
65535VUS5	2,700,789.29	-	2,700,789.29	2,764,641.09	63,851.80	2,764,641.09	2,166,578.74
65537BAG5	66,290.17	-	66,290.17	45,150.00	(21,140.17)	45,150.00	161,976.15
65538DAA3	3,587,773.52	-	3,587,773.52	3,545,133.47	(42,640.05)	3,545,133.47	2,582,862.12

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
66987WDE4	$2,625,510.75	$-	$2,625,510.75	$2,428,800.00	$(196,710.75)	$2,428,800.00	$1,196,770.74
669884AF5	19,285.80	-	19,285.80	11,250.00	(8,035.80)	11,250.00	20,330.50
68389FBW3	33,467.51	-	33,467.51	32,514.84	(952.67)	32,514.84	26,461.32
69121PDE0	337,904.52	-	337,904.52	330,332.54	(7,571.98)	330,332.54	342,386.82
74922MAB7	11,431,419.30	-	11,431,419.30	12,060,094.72	628,675.42	12,060,094.72	6,799,658.99
74922MAC5	1,608,236.42	-	1,608,236.42	1,589,031.34	(19,205.08)	1,589,031.34	938,655.75
74924YAH6	18,269.99	-	18,269.99	8,550.00	(9,719.99)	8,550.00	18,488.81
74951PBT4	5,484,649.92	-	5,484,649.92	2,882,847.76	(2,601,802.16)	2,882,847.76	3,317,692.94
74951PBV9	1,236,488.82	-	1,236,488.82	367,538.91	(868,949.91)	367,538.91	634,193.57
75114NAA2	12,415,475.64	-	12,415,475.64	12,592,378.28	176,902.64	12,592,378.28	7,078,169.46
75114NAB0	4,382,484.62	-	4,382,484.62	4,341,810.74	(40,673.88)	4,341,810.74	2,673,649.69
75156XAC5	1,406,146.85	-	1,406,146.85	1,330,200.00	(75,946.85)	1,330,200.00	899,292.00
75405KAG3	16,425.07	-	16,425.07	12,300.00	(4,125.07)	12,300.00	75,213.00
75970JAL0	61,163.35	-	61,163.35	48,650.00	(12,513.35)	48,650.00	92,067.50
75971EAK2	101,429.40	-	101,429.40	89,250.00	(12,179.40)	89,250.00	247,528.76
76110GJ85	3,864,459.70	-	3,864,459.70	3,665,252.74	(199,206.96)	3,665,252.74	3,061,346.35
76110GTL5	1,463,336.67	-	1,463,336.67	1,300,907.44	(162,429.23)	1,300,907.44	1,302,525.24
76110H4M8	288,079.24	-	288,079.24	294,469.45	6,390.21	294,469.45	165,342.19
76110H5D7	4,105.91	-	4,105.91	-	(4,105.91)	-	8,182.00
76110HKX6	7,893,012.90	-	7,893,012.90	6,186,611.22	(1,706,401.68)	6,186,611.22	4,372,713.03
76110HKY4	1,278,603.06	-	1,278,603.06	508,627.13	(769,975.93)	508,627.13	472,017.62
76110W4J2	9,281.19	-	9,281.19	5,900.00	(3,381.19)	5,900.00	15,173.50
761118FM5	11,578,199.50	-	11,578,199.50	11,351,800.46	(226,399.04)	11,351,800.46	8,055,693.27
761118FQ6	(5,394.10)	-	(5,394.10)	684.04	6,078.14	684.04	815.88
761118LA4	89,364.47	-	89,364.47	19,128.92	(70,235.55)	19,128.92	53,689.56
761118NN4	11,750,031.34	-	11,750,031.34	11,683,514.47	(66,516.87)	11,683,514.47	6,831,233.12
761118RJ9	584,954.38	-	584,954.38	586,526.40	1,572.02	586,526.40	294,944.40
761118WP9	14,619,263.04	-	14,619,263.04	14,876,489.48	257,226.44	14,876,489.48	8,313,574.28
761118WS3	383.75	-	383.75	227.01	(156.74)	227.01	225.89
76112B4M9	2,439,020.27	-	2,439,020.27	2,404,349.19	(34,671.08)	2,404,349.19	2,019,551.99
76112BK66	11,985.79	-	11,985.79	6,300.00	(5,685.79)	6,300.00	10,654.50
76112BN55	24,080.01	-	24,080.01	14,400.00	(9,680.01)	14,400.00	16,935.00
76113ABJ9	1,388,640.81	-	1,388,640.81	1,337,600.00	(51,040.81)	1,337,600.00	859,889.60
79549ASM2	528,733.61	-	528,733.61	529,063.44	329.83	529,063.44	353,400.35
79549AYA1	1,746,028.85	-	1,746,028.85	1,703,857.90	(42,170.95)	1,703,857.90	778,101.18
79549AYB9	218,187.22	-	218,187.22	187,191.41	(30,995.81)	187,191.41	96,687.17
81377EAA2	202,504.30	-	202,504.30	186,651.28	(15,853.02)	186,651.28	187,847.34
81378EAA1	4,708,051.44	-	4,708,051.44	4,553,938.28	(154,113.16)	4,553,938.28	3,378,267.41
81379EAA0	618,582.45	-	618,582.45	592,323.58	(26,258.87)	592,323.58	493,421.15
81744DAD4	15,718.69	-	15,718.69	6,858.21	(8,860.48)	6,858.21	383,641.06
81879MAX7	52,295.44	-	52,295.44	31,371.60	(20,923.84)	31,371.60	57,163.88
84752CAE7	1,739,762.41	-	1,739,762.41	1,694,120.80	(45,641.61)	1,694,120.80	737,746.90
863572F99	587,916.59	-	587,916.59	510,742.13	(77,174.46)	510,742.13	587,374.29
863579DV7	1,068,600.51	-	1,068,600.51	1,010,289.20	(58,311.31)	1,010,289.20	167,669.35
863579DX3	127,318.68	-	127,318.68	84,995.11	(42,323.57)	84,995.11	32,006.02
863579GG7	151,897.55	-	151,897.55	54,661.92	(97,235.63)	54,661.92	73,424.24
863579GJ1	17,924.39	-	17,924.39	4,252.65	(13,671.74)	4,252.65	11,790.55
863579YR3	9,668,608.41	-	9,668,608.41	9,682,436.26	13,827.85	9,682,436.26	6,454,932.31
86358BAH5	11,444.36	-	11,444.36	7,600.00	(3,844.36)	7,600.00	12,137.78
86358HRL5	227,783.68	-	227,783.68	61,403.81	(166,379.87)	61,403.81	86,971.95
86358R5Q6	141,013.37	-	141,013.37	124,445.32	(16,568.05)	124,445.32	79,901.94
86358R5R4	70,851.82	-	70,851.82	5,081.88	(65,769.94)	5,081.88	55,213.13
86358RA49	1,102,248.66	-	1,102,248.66	1,018,016.27	(84,232.39)	1,018,016.27	1,025,969.02

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
86358RUM7	$144,265.60	$-	$144,265.60	$140,834.85	$(3,430.75)	$140,834.85	$83,173.74
86358RUR6	281,833.09	-	281,833.09	14,020.35	(267,812.74)	14,020.35	50,346.49
86358RZD2	131,567.35	-	131,567.35	68,070.84	(63,496.51)	68,070.84	81,051.70
86359A5E9	400,036.49	-	400,036.49	378,193.16	(21,843.33)	378,193.16	214,705.34
86359A6A6	5,190,884.87	-	5,190,884.87	2,144,186.81	(3,046,698.06)	2,144,186.81	3,592,486.76
86359ACD3	657,812.43	-	657,812.43	698,847.44	41,035.01	698,847.44	593,348.76
86359ACE1	127,525.58	-	127,525.58	85,720.82	(41,804.76)	85,720.82	149,763.67
86359AEH2	217,329.03	-	217,329.03	142,463.94	(74,865.09)	142,463.94	29,794.54
86359AKY8	451,672.18	-	451,672.18	57,429.05	(394,243.13)	57,429.05	41,163.12
86359ANH2	1,625,931.20	-	1,625,931.20	1,597,034.59	(28,896.61)	1,597,034.59	1,436,518.18
86359AVY6	694,899.37	-	694,899.37	441,719.00	(253,180.37)	441,719.00	319,881.65
86359AXX6	3,496,393.13	-	3,496,393.13	2,901,987.18	(594,405.95)	2,901,987.18	2,440,768.26
86359AZE6	1,601,903.60	-	1,601,903.60	963,580.68	(638,322.92)	963,580.68	756,923.90
86359B7K1	180,036.49	-	180,036.49	177,133.15	(2,903.34)	177,133.15	149,857.96
86359BCV1	917,250.87	-	917,250.87	102,911.66	(814,339.21)	102,911.66	593,416.52
86359BLS8	(765.52)	-	(765.52)	4,756.32	5,521.84	4,756.32	9,386.31
86359BU82	80,989.75	-	80,989.75	59,799.79	(21,189.96)	59,799.79	9,375.22
86359DUV7	100,228.40	-	100,228.40	70,000.00	(30,228.40)	70,000.00	56,732.20
86361EAM3	5,713.02	-	5,713.02	3,284.60	(2,428.42)	3,284.60	7,494.26
86361EAP6	1,867.20	-	1,867.20	1,103.11	(764.09)	1,103.11	4,902.72
86361HAA2	15,908,376.25	-	15,908,376.25	15,741,893.88	(166,482.37)	15,741,893.88	8,278,116.90
86362HAA1	11,806,558.99	-	11,806,558.99	11,542,168.84	(264,390.15)	11,542,168.84	6,744,277.80
86362PAD7	122,110.19	-	122,110.19	107,406.00	(14,704.19)	107,406.00	89,587.21
86363DAA9	12,327,347.55	-	12,327,347.55	12,257,792.25	(69,555.30)	12,257,792.25	6,628,012.46
86363HAB8	4,505,006.39	-	4,505,006.39	4,920,744.14	415,737.75	4,920,744.14	4,136,896.52
872224AD2	19,360,265.50	-	19,360,265.50	17,477,756.10	(1,882,509.40)	17,477,756.10	9,504,094.06
872224AK6	28,832.86	-	28,832.86	23,511.00	(5,321.86)	23,511.00	123,806.16
872224AL4	8,099.64	-	8,099.64	1,164.18	(6,935.46)	1,164.18	13,797.68
872227AE3	5,255,391.40	-	5,255,391.40	5,112,134.61	(143,256.79)	5,112,134.61	4,213,328.85
872227AM5	36,583.13	-	36,583.13	32,844.00	(3,739.13)	32,844.00	268,004.90
88157QAL2	963,204.69	-	963,204.69	903,069.62	(60,135.07)	903,069.62	1,216,408.62
89789KAC9	11,270.83	-	11,270.83	6,900.00	(4,370.83)	6,900.00	25,650.00
929227EN2	569,748.66	-	569,748.66	366,800.69	(202,947.97)	366,800.69	207,340.98
929227QB5	319,152.69	-	319,152.69	297,658.60	(21,494.09)	297,658.60	257,135.74
92922FQ76	492,060.13	-	492,060.13	405,902.60	(86,157.53)	405,902.60	280,065.77
92922FW61	1,691,317.87	-	1,691,317.87	1,626,676.33	(64,641.54)	1,626,676.33	1,107,227.53
92922FZF8	10,776,618.19	-	10,776,618.19	10,695,625.74	(80,992.45)	10,695,625.74	7,703,997.63
92925CBB7	5,342,724.98	-	5,342,724.98	5,283,888.27	(58,836.71)	5,283,888.27	3,459,548.28
92926SAB2	37,659.12	-	37,659.12	33,309.57	(4,349.55)	33,309.57	31,677.85
92978EAA2	1,299,702.15	-	1,299,702.15	1,277,040.35	(22,661.80)	1,277,040.35	1,207,177.23
939335P90	136,353.31	-	136,353.31	24,812.73	(111,540.58)	24,812.73	105,085.13
9393363A9	482,453.05	-	482,453.05	429,963.70	(52,489.35)	429,963.70	438,545.75
9393365V1	2,188,779.74	-	2,188,779.74	2,194,352.58	5,572.84	2,194,352.58	1,760,086.24
939336PT4	264,641.23	-	264,641.23	75,014.80	(189,626.43)	75,014.80	61,371.06
939336X65	14,242,800.09	-	14,242,800.09	14,219,553.38	(23,246.71)	14,219,553.38	9,642,452.63
93934FJQ6	20,300,949.76	-	20,300,949.76	20,060,077.34	(240,872.42)	20,060,077.34	11,625,147.87
93934FMJ8	263,742.17	-	263,742.17	134,735.94	(129,006.23)	134,735.94	498,094.80
93934XAB9	1,814,260.94	-	1,814,260.94	1,794,115.38	(20,145.56)	1,794,115.38	1,802,322.38
93935AAE2	346,761.77	-	346,761.77	398,513.52	51,751.75	398,513.52	583,482.14
93935GAJ8	140,962.78	-	140,962.78	706.10	(140,256.68)	706.10	256,003.82
93935LAG3	153,138.70	-	153,138.70	50,369.66	(102,769.04)	50,369.66	158,381.51
93936JAM4	6,031.51	-	6,031.51	1,911.17	(4,120.34)	1,911.17	81,602.39
9497EVAF2	18,528.82	-	18,528.82	11,347.50	(7,181.32)	11,347.50	19,633.90

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
94983EAH6	$16,211,475.69	$-	$16,211,475.69	$16,192,004.62	$(19,471.07)	$16,192,004.62	$13,657,428.60
94983TAE0	12,925,620.38	-	12,925,620.38	12,813,551.55	(112,068.83)	12,813,551.55	10,974,352.32
94983VAC9	9,097,159.83	-	9,097,159.83	8,692,723.09	(404,436.74)	8,692,723.09	8,522,414.47
94983YAQ2	5,376,220.47	-	5,376,220.47	5,308,861.83	(67,358.64)	5,308,861.83	4,332,505.87
Totals	$1,349,124,213.70	$-	$1,349,124,213.70	$1,290,817,167.68	$(58,307,046.02)	$1,290,817,167.68	$852,088,739.42

The following is the impairment listing for loan-backed securities for the three months ended September 30, 2009:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00075WAB5	$519,208.77	$-	$519,208.77	$505,397.28	$(13,811.49)	$505,397.28	$431,544.10
004375CT6	7,163,799.24	2,320,488.32	9,484,287.56	9,484,287.55	(0.01)	9,484,287.55	7,603,980.73
004375EW7	1,412,259.63	(9,547.64)	1,402,711.99	1,215,557.40	(187,154.59)	1,215,557.40	1,054,591.76
004421TD5	1,640,313.96	(83,433.87)	1,556,880.09	1,395,269.58	(161,610.51)	1,395,269.58	603,332.40
00442FAB8	256,655.93	67,716.63	324,372.56	230,705.16	(93,667.40)	230,705.16	236,444.88
00442GAD2	1,907,979.94	2,091,086.82	3,999,066.76	3,124,322.03	(874,744.73)	3,124,322.03	3,153,383.33
00442JAE4	9,408,905.28	2,634,274.09	12,043,179.37	9,698,807.36	(2,344,372.01)	9,698,807.36	6,926,676.96
00442KAD3	4,530,278.00	1,014,609.95	5,544,887.95	4,412,473.61	(1,132,414.34)	4,412,473.61	2,762,424.19
00442LAD1	4,696,408.29	(298,978.62)	4,397,429.67	3,239,829.89	(1,157,599.78)	3,239,829.89	2,626,155.02
007034AQ4	9,932,047.59	-	9,932,047.59	8,177,107.14	(1,754,940.45)	8,177,107.14	6,315,489.20
007036CE4	276,597.44	(7,657.27)	268,940.17	27,673.33	(241,266.84)	27,673.33	50,000.00
007036FY7	267,715.87	(115,286.24)	152,429.63	46,375.37	(106,054.26)	46,375.37	25,491.51
007036GB6	1,112,630.46	28,476.25	1,141,106.71	1,141,195.35	88.64	1,141,195.35	356,724.66
007037BK9	4,376,248.93	174,940.68	4,551,189.61	2,812,608.70	(1,738,580.91)	2,812,608.70	2,106,840.61
01853GAB6	231,399.39	458,587.09	689,986.48	690,133.77	147.29	690,133.77	1,034,316.50
021455AB6	1,199,606.82	-	1,199,606.82	1,183,426.74	(16,180.08)	1,183,426.74	1,145,072.26
02146QAB9	18,139,547.18	(1,109,038.40)	17,030,508.78	16,602,919.70	(427,589.08)	16,602,919.70	9,826,134.14
02146TAQ0	23,322,301.50	(3,781,076.79)	19,541,224.71	18,632,146.52	(909,078.19)	18,632,146.52	16,793,527.25
02146YAD8	28,392,731.92	(1,298,316.49)	27,094,415.43	24,850,522.96	(2,243,892.47)	24,850,522.96	13,539,627.32
02147CAA1	12,032,963.00	(836,316.62)	11,196,646.38	11,146,023.16	(50,623.22)	11,146,023.16	6,660,035.47
02147DAB7	15,685,992.89	(1,423,193.90)	14,262,798.99	13,739,163.79	(523,635.20)	13,739,163.79	8,208,072.23
02147DAV3	2,659,658.94	381,732.43	3,041,391.37	2,786,404.27	(254,987.10)	2,786,404.27	1,852,975.82
02150MAB1	18,990,768.73	(2,272,583.08)	16,718,185.65	15,971,550.45	(746,635.20)	15,971,550.45	10,462,726.43
02639MAK2	19,054,674.06	(762,686.44)	18,291,987.62	18,291,987.62	-	18,291,987.62	13,047,387.11
02639MAM8	3,136,786.00	1,153,598.00	4,290,384.00	2,593,716.17	(1,696,667.83)	2,593,716.17	5,466,780.00
02660CAH3	250,275.32	559,387.76	809,663.08	784,773.38	(24,889.70)	784,773.38	272,569.10
02660TGN7	10,657,143.64	-	10,657,143.64	10,535,845.86	(121,297.78)	10,535,845.86	5,663,862.77
02660THA4	94,063.71	-	94,063.71	46,875.57	(47,188.14)	46,875.57	80,625.87
02660THL0	2,559,936.42	(330,934.05)	2,229,002.37	2,025,163.17	(203,839.20)	2,025,163.17	863,944.51
02660THT3	622,626.02	399,665.57	1,022,291.59	1,020,817.61	(1,473.98)	1,020,817.61	708,081.81
02660TJB0	28,906,129.30	(232,636.52)	28,673,492.78	28,315,779.46	(357,713.32)	28,315,779.46	13,601,174.72
02660VAK4	9,099.58	(9,369.79)	(270.21)	426.15	696.36	426.15	18,836.29
02660WAC0	24,520,208.95	(2,153,257.07)	22,366,951.88	21,454,399.72	(912,552.16)	21,454,399.72	11,771,553.20
02660XAD6	17,347,613.20	(1,191,995.95)	16,155,617.25	15,936,191.45	(219,425.80)	15,936,191.45	8,959,921.86
026929AD1	10,898,574.62	-	10,898,574.62	10,736,099.56	(162,475.06)	10,736,099.56	5,488,165.72
040104QN4	6,095,225.59	-	6,095,225.59	6,057,919.75	(37,305.84)	6,057,919.75	5,026,788.50
040104RV5	4,592,756.38	(123,260.12)	4,469,496.26	3,772,497.34	(696,998.92)	3,772,497.34	2,517,537.98
040104TG6	2,029,962.63	(124,581.79)	1,905,380.84	1,479,019.19	(426,361.65)	1,479,019.19	990,027.60
04012XAC9	844,620.86	-	844,620.86	759,834.46	(84,786.40)	759,834.46	495,326.07
04544TAB7	1,355,804.60	(280,621.33)	1,075,183.27	1,075,183.27	-	1,075,183.27	1,245,280.75

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
053642AC8	$5,321,777.88	$(371,777.88)	$4,950,000.00	$4,950,000.00	$-	$4,950,000.00	$1,500,000.00
055294AA0	4,696,838.95	(945,422.18)	3,751,416.77	3,751,416.78	0.01	3,751,416.78	2,452,269.32
05535DCF9	9,821,744.05	(1,071,303.73)	8,750,440.32	8,750,440.31	(0.01)	8,750,440.31	5,750,898.37
05615P209	1,286,368.63	(589,368.63)	697,000.00	697,000.00	-	697,000.00	340,000.00
05615TAA0	5,007,026.16	(1,288,226.16)	3,718,800.00	3,718,800.00	-	3,718,800.00	1,080,000.00
056168AN7	4,346,552.00	1,373,448.00	5,720,000.00	5,720,000.00	-	5,720,000.00	500,000.00
05616YAE0	18,853,825.29	(4,465,158.11)	14,388,667.18	14,388,667.18	-	14,388,667.18	1,883,333.40
05617AMN8	34,594.93	-	34,594.93	2,310.04	(32,284.89)	2,310.04	14,596.18
05617BAA7	3,722,628.53	3,103,871.47	6,826,500.00	6,826,500.00	-	6,826,500.00	222,000.00
05946XJW4	170,338.75	(117,857.21)	52,481.54	52,477.87	(3.67)	52,477.87	158,146.37
05946XYB3	183,707.74	-	183,707.74	118,648.44	(65,059.30)	118,648.44	109,381.11
05946XYP2	1,428,514.72	-	1,428,514.72	1,330,552.30	(97,962.42)	1,330,552.30	773,023.36
05948XVJ7	815,068.00	114,504.11	929,572.11	902,461.25	(27,110.86)	902,461.25	202,681.69
05949AGR5	1,088,627.28	-	1,088,627.28	1,082,581.86	(6,045.42)	1,082,581.86	931,832.30
05949AHG8	6,613,855.55	-	6,613,855.55	6,501,312.64	(112,542.91)	6,501,312.64	5,982,534.38
05949ALH1	3,136,063.07	-	3,136,063.07	3,109,213.69	(26,849.38)	3,109,213.69	2,847,287.53
05950HAA9	28,262,827.99	(1,154,765.51)	27,108,062.48	27,038,486.91	(69,575.57)	27,038,486.91	20,120,243.68
06050HKY3	183,898.38	107,785.83	291,684.21	291,680.77	(3.44)	291,680.77	93,668.82
06652DAA7	8,246,372.76	(246,350.64)	8,000,022.12	7,959,884.65	(40,137.47)	7,959,884.65	4,385,454.26
07325HAC9	3,396,421.72	(37,314.22)	3,359,107.50	3,359,107.50	-	3,359,107.50	2,066,435.00
07325VAG9	3,340,344.14	(37,370.28)	3,302,973.86	2,902,615.24	(400,358.62)	2,902,615.24	2,138,970.12
07384MS60	4,802,277.96	(427,276.98)	4,375,000.98	4,367,915.95	(7,085.03)	4,367,915.95	3,674,773.49
07384MV33	56,469.35	149,524.72	205,994.07	214,436.54	8,442.47	214,436.54	236,688.54
073852AA3	4,849,248.05	-	4,849,248.05	4,807,800.46	(41,447.59)	4,807,800.46	4,403,044.26
073852AD7	4,331,840.60	(1,562,111.24)	2,769,729.36	2,164,167.52	(605,561.84)	2,164,167.52	1,627,815.00
073854AB7	15,735,555.94	1,003,379.75	16,738,935.69	15,361,791.55	(1,377,144.14)	15,361,791.55	10,384,084.09
073860AA6	2,827,917.98	(113,353.92)	2,714,564.06	2,623,863.37	(90,700.69)	2,623,863.37	2,211,259.89
073860AB4	3,147,261.45	47,965.59	3,195,227.04	2,841,322.73	(353,904.31)	2,841,322.73	2,075,165.70
07386HCP4	287,255.08	92,493.22	379,748.30	191,434.49	(188,313.81)	191,434.49	69,923.74
07386HEN7	683,827.45	197,897.45	881,724.90	852,425.17	(29,299.73)	852,425.17	183,905.88
07386HHW4	151,576.30	(117,136.18)	34,440.12	28,412.44	(6,027.68)	28,412.44	99,856.91
07386HJL6	380,590.74	51,484.69	432,075.43	424,530.53	(7,544.90)	424,530.53	431,673.79
07386HLU3	53,001.38	(40,308.61)	12,692.77	9,848.96	(2,843.81)	9,848.96	68,639.21
07386HSF9	207,583.40	4,598.76	212,182.16	85,616.79	(126,565.37)	85,616.79	112,096.48
07386HSP7	7,138,266.05	-	7,138,266.05	7,074,398.19	(63,867.86)	7,074,398.19	4,455,205.98
07386HYN5	57,906.24	(21,540.52)	36,365.72	35,975.20	(390.52)	35,975.20	43,711.49
073879PA0	1,587,600.00	313,374.00	1,900,974.00	1,795,558.69	(105,415.31)	1,795,558.69	659,730.00
073879QF8	1,328,399.34	(98,923.77)	1,229,475.57	1,171,121.69	(58,353.88)	1,171,121.69	649,962.49
073879Z92	11,350,187.74	681,869.83	12,032,057.57	11,367,569.79	(664,487.78)	11,367,569.79	4,120,809.48
07387AFA8	407,156.26	(7,974.91)	399,181.35	399,184.06	2.71	399,184.06	247,897.72
07387UHB0	29,857.49	84,717.94	114,575.43	10,137.29	(104,438.14)	10,137.29	95,307.24
07388EAA4	2,648,431.65	(327,186.43)	2,321,245.22	2,087,349.58	(233,895.64)	2,087,349.58	1,569,830.16
07388UAB6	1,894,719.76	(125,738.87)	1,768,980.89	1,597,444.86	(171,536.03)	1,597,444.86	1,308,020.00
07389LAA7	978,764.88	-	978,764.88	951,767.30	(26,997.58)	951,767.30	780,857.51
07389PAY6	671,883.04	(195,194.37)	476,688.67	354,984.94	(121,703.73)	354,984.94	281,451.61
07389VAA5	2,177,866.83	(223,129.66)	1,954,737.17	1,855,577.98	(99,159.19)	1,855,577.98	1,721,263.73
07400XAB4	6,160,794.91	(2,275,619.75)	3,885,175.16	3,600,099.61	(285,075.55)	3,600,099.61	1,783,112.33
07401EAA7	16,539,134.17	(4,399,772.21)	12,139,361.96	11,105,046.49	(1,034,315.47)	11,105,046.49	9,174,680.50
07401LAA1	18,438,834.77	(2,014,958.39)	16,423,876.38	16,423,876.38	-	16,423,876.38	9,280,464.75
07401LAQ6	4,994,293.71	(389,130.39)	4,605,163.32	4,579,487.64	(25,675.68)	4,579,487.64	2,610,532.26
07401LAT0	12,189.72	-	12,189.72	-	(12,189.72)	-	-
07401LBA0	556,503.37	115,133.88	671,637.25	676,731.96	5,094.71	676,731.96	741,652.79
07401UAB9	-	651,320.58	651,320.58	-	(651,320.58)	-	-

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07820QAY1	$18,863,836.78	$(411,968.78)	$18,451,868.00	$18,352,306.98	$(99,561.02)	$18,352,306.98	$12,499,070.11
07820QBL8	3,376,566.99	(136,328.89)	3,240,238.10	3,233,685.51	(6,552.59)	3,233,685.51	1,818,474.42
078446AB7	151,595.08	33,405.00	185,000.08	166,400.00	(18,600.08)	166,400.00	166,400.00
12489WQE7	1,982,150.96	(88,050.96)	1,894,100.00	1,538,342.85	(355,757.15)	1,538,342.85	813,420.00
12489WQH0	756,130.95	(107,825.17)	648,305.78	103,752.46	(544,553.32)	103,752.46	91,631.00
1248MAAD9	2,541,014.19	(528,869.19)	2,012,145.00	1,433,340.60	(578,804.40)	1,433,340.60	1,679,880.00
1248MEAE9	1,983,024.90	(149,056.65)	1,833,968.25	1,353,070.11	(480,898.14)	1,353,070.11	1,161,082.58
1248MEAG4	1,224,402.87	(51,403.72)	1,172,999.15	955,591.98	(217,407.17)	955,591.98	937,256.20
1248MGAJ3	259,895.47	(5,620.38)	254,275.09	254,246.64	(28.45)	254,246.64	257,087.82
1248RHAD9	4,825,729.33	624,421.61	5,450,150.94	4,688,108.38	(762,042.56)	4,688,108.38	2,622,062.01
12498NAB9	1,639,061.21	(18,936.42)	1,620,124.79	1,463,465.46	(156,659.33)	1,463,465.46	1,169,679.50
12544WAK3	1,396,569.43	(463,642.49)	932,926.94	932,916.32	(10.62)	932,916.32	1,360,197.70
12567AAF4	577,626.82	203,879.63	781,506.45	787,811.24	6,304.79	787,811.24	878,129.07
12627HAN0	-	11,466.84	11,466.84	1,367.93	(10,098.91)	1,367.93	1,683.51
12629EAK1	54,524.12	21,017.46	75,541.58	20,271.04	(55,270.54)	20,271.04	63,138.27
12629EAL9	8,583.86	2,453.62	11,037.48	1,360.90	(9,676.58)	1,360.90	3,134.03
12638PAL3	15,184.14	(438.66)	14,745.48	1,666.44	(13,079.04)	1,666.44	15,146.04
12666XAB3	7,019,185.30	(923,288.60)	6,095,896.70	5,223,181.76	(872,714.94)	5,223,181.76	4,569,055.09
126670HG6	9,352,673.98	-	9,352,673.98	9,355,922.98	3,249.00	9,355,922.98	10,084,815.90
126670JD1	1,863,962.52	(192,104.00)	1,671,858.52	1,574,212.30	(97,646.22)	1,574,212.30	1,283,185.56
126670KN7	1,678,388.88	356,254.93	2,034,643.81	1,882,551.51	(152,092.30)	1,882,551.51	841,961.40
126670LN6	2,415,597.36	626,916.91	3,042,514.27	3,042,514.26	(0.01)	3,042,514.26	1,460,640.00
126670LP1	7,123,064.58	(596,888.59)	6,526,175.99	5,761,620.57	(764,555.42)	5,761,620.57	2,062,295.21
126670PG7	2,444,356.65	610,383.35	3,054,740.00	3,054,739.99	(0.01)	3,054,739.99	973,650.00
126670TU2	203,746.99	(7,048.14)	196,698.85	188,591.24	(8,107.61)	188,591.24	166,127.47
126670WT1	5,701,723.83	(140,685.72)	5,561,038.11	5,410,642.91	(150,395.20)	5,410,642.91	4,024,154.69
12667F2A2	225,614.10	(54,562.89)	171,051.21	170,407.29	(643.92)	170,407.29	57,084.58
12667FBJ3	2,827,064.21	(108,914.75)	2,718,149.46	2,515,383.04	(202,766.42)	2,515,383.04	1,926,746.07
12667FUL7	363,818.07	668,569.98	1,032,388.05	768,054.37	(264,333.68)	768,054.37	362,632.08
12667G4D2	32,994.70	5,056.87	38,051.57	38,064.70	13.13	38,064.70	47,697.12
12667GME0	18,880,537.38	(297,783.85)	18,582,753.53	18,548,991.69	(33,761.84)	18,548,991.69	10,248,733.30
12667GR62	13,052,068.54	(667,748.98)	12,384,319.56	12,339,645.63	(44,673.93)	12,339,645.63	7,945,081.82
12667GRW5	921,422.11	(71,616.46)	849,805.65	823,931.16	(25,874.49)	823,931.16	280,986.90
12667GS20	16,531,807.96	(743,582.23)	15,788,225.73	15,720,911.25	(67,314.48)	15,720,911.25	9,005,883.82
12667GWF6	11,062,552.39	(800,695.78)	10,261,856.61	9,789,343.33	(472,513.28)	9,789,343.33	5,977,273.89
12667GYX5	1,336,434.97	(59,584.11)	1,276,850.86	1,276,934.26	83.40	1,276,934.26	1,221,145.30
12667NAC2	302,475.15	(34,563.72)	267,911.43	251,911.17	(16,000.26)	251,911.17	202,228.60
126684AC3	3,671,234.92	56,724.11	3,727,959.03	2,519,422.70	(1,208,536.33)	2,519,422.70	2,717,065.70
12668A3Q6	11,532,394.21	(1,224,490.18)	10,307,904.03	10,091,603.67	(216,300.36)	10,091,603.67	3,642,147.56
12668A3V5	11,258.20	3,341.34	14,599.54	6,673.14	(7,926.40)	6,673.14	31,045.27
12668A4B8	18,711,254.76	(1,395,504.10)	17,315,750.66	17,315,750.66	-	17,315,750.66	9,127,366.92
12668A4G7	14,011.78	27,523.14	41,534.92	15,366.29	(26,168.63)	15,366.29	73,212.54
12668AAY1	106,643.39	6,625.29	113,268.68	113,380.18	111.50	113,380.18	183,254.18
12668ACG8	4,998,888.12	(153,482.01)	4,845,406.11	4,845,406.08	(0.03)	4,845,406.08	3,609,924.61
12668ACZ6	4,499,766.63	(173,854.08)	4,325,912.55	4,137,284.50	(188,628.05)	4,137,284.50	2,379,271.66
12668AEV3	15,081,269.65	(829,384.30)	14,251,885.35	13,690,673.49	(561,211.86)	13,690,673.49	8,133,735.72
12668AEZ4	85,623.07	(59,104.31)	26,518.76	26,518.61	(0.15)	26,518.61	84,444.08
12668AFA8	-	30,018.43	30,018.43	30,018.43	-	30,018.43	263,873.71
12668AGW9	3,741,720.38	(345,539.94)	3,396,180.44	3,388,293.64	(7,886.80)	3,388,293.64	2,866,088.17
12668APF6	546,648.54	-	546,648.54	528,509.16	(18,139.38)	528,509.16	389,806.39
12668ATY1	64,981.06	285.75	65,266.81	65,301.40	34.59	65,301.40	96,700.87
12668AUD5	22,947.44	(17,168.66)	5,778.78	5,778.80	0.02	5,778.80	11,618.93
12668AVP7	9,011,861.26	(149,623.93)	8,862,237.33	8,786,969.57	(75,267.76)	8,786,969.57	4,809,012.14

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12668AWQ4	$63,064.95	$(41,182.86)	$21,882.09	$21,891.84	$9.75	$21,891.84	$76,664.17
12668BAU7	256,515.37	72,316.61	328,831.98	331,444.91	2,612.93	331,444.91	411,142.82
12668BB77	31,401,310.26	(1,312,292.16)	30,089,018.10	27,235,988.98	(2,853,029.12)	27,235,988.98	15,870,222.21
12668BDR1	62,791.96	(34,399.63)	28,392.33	9,544.23	(18,848.10)	9,544.23	77,363.31
12668BE33	17,706,796.02	-	17,706,796.02	16,793,629.68	(913,166.34)	16,793,629.68	8,840,208.91
12668VAB5	-	620,497.66	620,497.66	-	(620,497.66)	-	-
126694A99	16,898.38	(10,895.47)	6,002.91	6,003.39	0.48	6,003.39	17,439.22
126694F86	20,391.45	(15,609.59)	4,781.86	2,247.30	(2,534.56)	2,247.30	18,426.75
126694N46	5,470,899.87	(86,756.35)	5,384,143.52	5,360,641.34	(23,502.18)	5,360,641.34	3,671,788.82
126694P36	13,351.26	(7,740.95)	5,610.31	1,755.02	(3,855.29)	1,755.02	26,949.00
126694YW2	-	8,580.56	8,580.56	3,829.91	(4,750.65)	3,829.91	35,756.56
126694ZB7	92,124.00	(43,841.51)	48,282.49	14,982.76	(33,299.73)	14,982.76	87,298.75
126694ZD3	10,000.05	(6,657.19)	3,342.86	1,305.16	(2,037.70)	1,305.16	9,044.43
12669EJ56	301,531.31	-	301,531.31	286,548.50	(14,982.81)	286,548.50	67,864.28
12669FKR3	304,143.53	(11,418.61)	292,724.92	292,930.75	205.83	292,930.75	281,052.68
12669FP23	926,517.96	(144,719.28)	781,798.68	581,479.73	(200,318.95)	581,479.73	773,778.26
12669FP31	380,634.09	148,409.28	529,043.37	529,599.59	556.22	529,599.59	2,648,192.87
12669FVD2	1,169,620.10	(65,066.69)	1,104,553.41	1,077,602.48	(26,950.93)	1,077,602.48	1,003,245.17
12669FW82	1,314,727.94	(10,002.13)	1,304,725.81	1,287,811.50	(16,914.31)	1,287,811.50	868,963.99
12669GKH3	15,331,821.57	(276,763.61)	15,055,057.96	15,002,316.60	(52,741.36)	15,002,316.60	10,052,878.55
12669GPB1	16,950.71	9,248.94	26,199.65	26,230.15	30.50	26,230.15	53,255.89
12669GRM5	3,911,114.03	(384,606.77)	3,526,507.26	3,513,044.42	(13,462.84)	3,513,044.42	1,780,769.18
12669GRQ6	10,272,369.54	(1,065,274.43)	9,207,095.11	9,207,134.49	39.38	9,207,134.49	4,609,484.89
12669GTV3	467,078.28	-	467,078.28	452,088.33	(14,989.95)	452,088.33	243,610.29
12669GUR0	4,439,724.36	-	4,439,724.36	4,240,384.06	(199,340.30)	4,240,384.06	2,441,775.73
12669GXW6	471,356.95	(139,215.79)	332,141.16	317,212.09	(14,929.07)	317,212.09	463,602.20
14454AAB5	4,471,714.44	(55,600.07)	4,416,114.37	3,857,608.47	(558,505.90)	3,857,608.47	4,164,604.52
172939AB6	15,337.86	-	15,337.86	13,118.45	(2,219.41)	13,118.45	15,336.27
172981AK8	342,521.18	(31,891.65)	310,629.53	310,632.30	2.77	310,632.30	389,038.34
172981AL6	151,789.82	(25,449.25)	126,340.57	126,414.10	73.53	126,414.10	240,485.38
17307G3D8	2,598,040.25	-	2,598,040.25	2,350,810.16	(247,230.09)	2,350,810.16	1,117,297.50
17307GH76	463,195.26	(55,298.08)	407,897.18	407,963.50	66.32	407,963.50	270,268.29
17307GH84	131,176.06	1,655.85	132,831.91	132,825.92	(5.99)	132,825.92	108,707.01
17307GMQ8	8,616,619.66	(505,406.42)	8,111,213.24	8,111,213.24	-	8,111,213.24	7,609,572.61
17307GN79	418,283.59	(315,563.30)	102,720.29	102,725.13	4.84	102,725.13	414,688.77
17307GPE2	18,552,801.73	(4,842,253.54)	13,710,548.19	13,710,548.20	0.01	13,710,548.20	12,283,335.08
17307GPW2	513,103.85	(424,513.73)	88,590.12	88,590.13	0.01	88,590.13	165,726.90
17307GYD4	2,829,465.75	(31,728.82)	2,797,736.93	2,797,736.96	0.03	2,797,736.96	2,803,004.85
17309CAL9	79,993.93	(52,423.25)	27,570.68	10,146.60	(17,424.08)	10,146.60	59,030.30
17309MAB9	13,156,128.34	(395,030.64)	12,761,097.70	10,885,808.42	(1,875,289.28)	10,885,808.42	9,089,032.68
17309MAF0	220,729.10	11,570.76	232,299.86	58,628.93	(173,670.93)	58,628.93	59,073.95
17309NAH4	774,441.64	(174,961.62)	599,480.02	373,732.49	(225,747.53)	373,732.49	1,317,984.39
17309QAC8	9,483,531.50	-	9,483,531.50	9,131,483.87	(352,047.63)	9,131,483.87	6,448,000.00
17309QAM6	9,141.75	-	9,141.75	4,197.12	(4,944.63)	4,197.12	8,836.65
17309RAM4	56,280.88	(4,625.89)	51,654.99	13,656.64	(37,998.35)	13,656.64	73,720.22
17309SAC4	8,925,171.25	(504,005.88)	8,421,165.37	6,941,987.90	(1,479,177.47)	6,941,987.90	5,687,470.00
17309SAM2	4,636.01	4,720.97	9,356.98	2,553.02	(6,803.96)	2,553.02	5,013.99
17309SAN0	7,214.87	(137.27)	7,077.60	1,509.08	(5,568.52)	1,509.08	2,668.08
17309YAJ6	54,564.03	20,288.62	74,852.65	39,911.23	(34,941.42)	39,911.23	114,422.81
17309YAK3	-	28,604.03	28,604.03	4,216.72	(24,387.31)	4,216.72	42,204.10
17310UAE2	51,053.34	(27,826.82)	23,226.52	4,863.91	(18,362.61)	4,863.91	37,520.51
17311FAL8	30,887.23	(21,445.18)	9,442.05	154.36	(9,287.69)	154.36	222,132.05
17311YAC7	3,150,249.53	480,130.23	3,630,379.76	2,862,498.86	(767,880.90)	2,862,498.86	2,101,458.18

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
17312TAH6	$1,893,993.95	$(226,464.53)	$1,667,529.42	$1,440,032.26	$(227,497.16)	$1,440,032.26	$1,534,891.53
22540V3F7	1,890,042.00	559,538.77	2,449,580.77	2,449,442.72	(138.05)	2,449,442.72	507,466.40
22540V5D0	115,031.22	(28,738.44)	86,292.78	86,191.16	(101.62)	86,191.16	74,035.85
22540VQ70	899,974.17	236,261.77	1,136,235.94	1,136,235.94	-	1,136,235.94	623,860.28
22541N5E5	1,473,419.26	-	1,473,419.26	1,369,780.86	(103,638.40)	1,369,780.86	691,510.56
22541NBT5	1,074,616.32	347,070.61	1,421,686.93	1,420,919.03	(767.90)	1,420,919.03	859,509.76
22541NFL8	5,118,467.49	(127,761.32)	4,990,706.17	4,990,706.20	0.03	4,990,706.20	2,288,500.02
22541NUB3	2,880,202.96	(91,441.62)	2,788,761.34	2,789,444.82	683.48	2,789,444.82	2,398,709.70
22541Q4M1	663,173.64	613,317.19	1,276,490.83	1,276,344.86	(145.97)	1,276,344.86	618,494.55
22541QDB5	552,429.99	-	552,429.99	541,611.89	(10,818.10)	541,611.89	312,958.91
22541QFK3	481,402.84	(110,640.98)	370,761.86	370,790.64	28.78	370,790.64	331,650.58
22541QJR4	330,174.13	245,780.50	575,954.63	575,938.00	(16.63)	575,938.00	262,950.66
22541QV25	578,646.08	220,527.23	799,173.31	798,461.81	(711.50)	798,461.81	91,246.41
22541SFL7	852.18	(105.66)	746.52	69.29	(677.23)	69.29	510.78
22541SJV1	3,738,393.83	(4,813.15)	3,733,580.68	3,733,580.68	-	3,733,580.68	962,824.24
22541SRC4	434,980.63	93,437.29	528,417.92	528,417.92	-	528,417.92	385,161.77
22541SRZ3	31,598.34	(7,509.28)	24,089.06	12,763.53	(11,325.53)	12,763.53	43,762.64
22541SSD1	314,047.25	(127,205.03)	186,842.22	187,095.50	253.28	187,095.50	865,190.68
22541SXR4	2,613,816.01	(531,847.60)	2,081,968.41	1,786,429.75	(295,538.66)	1,786,429.75	869,884.19
225458RG5	124,076.57	(79,230.82)	44,845.75	44,845.76	0.01	44,845.76	48,115.99
225470C84	82,798.50	(68,343.29)	14,455.21	167.58	(14,287.63)	167.58	6,703.04
225470R70	96,510.45	(53,517.70)	42,992.75	5,549.27	(37,443.48)	5,549.27	63,483.41
225470R88	15,198.33	(5,180.78)	10,017.55	1,203.65	(8,813.90)	1,203.65	10,731.34
2254W0KK0	212,092.46	(310,532.74)	(98,440.28)	(106,103.50)	(7,663.22)	(106,103.50)	145,399.74
2254W0NK7	1,547,996.44	(160,746.35)	1,387,250.09	1,182,221.51	(205,028.58)	1,182,221.51	802,850.58
22943HAD8	14,216,322.80	(597,627.00)	13,618,695.80	12,658,026.12	(960,669.68)	12,658,026.12	7,054,053.00
22943HAK2	30,517.90	15,690.33	46,208.23	201.96	(46,006.27)	201.96	8,097.82
23242TAB2	4,953,226.88	(301,664.83)	4,651,562.05	4,063,349.86	(588,212.19)	4,063,349.86	3,404,713.15
23243AAD8	1,565,156.10	(124,145.33)	1,441,010.77	1,293,891.82	(147,118.95)	1,293,891.82	743,267.56
23244FAM6	24,363.20	(20,376.13)	3,987.07	88.50	(3,898.57)	88.50	31,646.43
23244LAB7	4,296,125.45	(919,083.73)	3,377,041.72	2,921,778.81	(455,262.91)	2,921,778.81	2,582,580.00
23245QAA7	2,760,260.16	(106,228.45)	2,654,031.71	2,609,924.65	(44,107.06)	2,609,924.65	1,467,295.67
23248AAJ0	1,565,856.87	(105,779.76)	1,460,077.11	1,301,324.71	(158,752.40)	1,301,324.71	1,068,942.12
23332UAC8	5,807,742.68	(13,168.35)	5,794,574.33	5,741,469.60	(53,104.73)	5,741,469.60	3,866,071.61
23332UAR5	10,467,214.03	(18,172.73)	10,449,041.30	10,449,041.30	-	10,449,041.30	6,182,658.05
23332UAS3	277,932.48	-	277,932.48	206,727.94	(71,204.54)	206,727.94	65,384.78
23332UBV5	7,460,439.38	(479,169.10)	6,981,270.28	6,981,270.28	-	6,981,270.28	4,313,808.10
23332UCM4	658,612.31	-	658,612.31	643,759.22	(14,853.09)	643,759.22	401,892.70
23332UDU5	22,851,604.71	(656,343.79)	22,195,260.92	22,100,532.47	(94,728.45)	22,100,532.47	13,289,579.24
23332UFV1	1,605,962.27	(74,651.56)	1,531,310.71	1,531,310.71	-	1,531,310.71	843,104.65
251508AB3	12,475,288.19	(297,899.32)	12,177,388.87	10,617,465.44	(1,559,923.43)	10,617,465.44	6,145,035.48
25150PAD1	32,778.73	(16,297.96)	16,480.77	1,959.61	(14,521.16)	1,959.61	4,542.36
251510FB4	8,549,333.83	(194,897.70)	8,354,436.13	7,642,454.65	(711,981.48)	7,642,454.65	5,761,634.00
251510FL2	159,899.64	-	159,899.64	156,803.09	(3,096.55)	156,803.09	227,998.74
251510HS5	13,603,006.39	(1,103,261.72)	12,499,744.67	12,076,035.59	(423,709.08)	12,076,035.59	8,439,838.24
251510NB5	6,034,679.55	-	6,034,679.55	5,767,870.03	(266,809.52)	5,767,870.03	3,683,705.40
251510NC3	8,740,923.18	5,593,334.86	14,334,258.04	14,334,258.03	(0.01)	14,334,258.03	2,968,247.91
25151AAA9	4,856,137.55	2,503,372.19	7,359,509.74	6,689,907.58	(669,602.16)	6,689,907.58	3,929,711.54
251563DR0	102,525.63	(50,707.75)	51,817.88	32,476.26	(19,341.62)	32,476.26	102,321.81
26248PMM0	10,997.67	-	10,997.67	2,416.74	(8,580.93)	2,416.74	5,730.01
26410MAF7	5,233,856.64	(2,757,559.00)	2,476,297.64	2,700,672.60	224,374.96	2,700,672.60	527,148.00
26410WAD0	3,213,269.77	413,203.94	3,626,473.71	3,097,151.46	(529,322.25)	3,097,151.46	856,615.50
26441EAC5	401,016.00	(116,766.00)	284,250.00	284,250.00	-	284,250.00	175,000.00

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
26441NAA9	$-	$53,400.00	$53,400.00	$16,200.00	$(37,200.00)	$16,200.00	$16,200.00
26441NAB7	-	31,000.00	31,000.00	10,800.00	(20,200.00)	10,800.00	10,800.00
29108PAB0	(134,092.48)	2,264,092.48	2,130,000.00	2,130,000.00	-	2,130,000.00	1,100,000.00
30247DAD3	2,051,017.09	(1,137,411.77)	913,605.32	845,088.51	(68,516.81)	845,088.51	1,000,034.00
316599AB5	140,483.38	-	140,483.38	136,159.33	(4,324.05)	136,159.33	131,868.91
31678UAA7	289,345.77	159,741.30	449,087.07	448,714.56	(372.51)	448,714.56	228,687.27
318340AB2	1,106,527.87	449,771.16	1,556,299.03	1,315,378.39	(240,920.64)	1,315,378.39	611,000.01
32027NLM1	10,391.79	(1,561.24)	8,830.55	8,830.55	-	8,830.55	9,161.00
32051DCK6	563,580.03	-	563,580.03	552,360.05	(11,219.98)	552,360.05	551,934.49
32051DRA2	115,648.30	-	115,648.30	109,462.89	(6,185.41)	109,462.89	101,136.64
32051DV33	794,995.19	(53,051.26)	741,943.93	742,001.26	57.33	742,001.26	631,716.89
32051GBV6	195,657.25	-	195,657.25	190,371.32	(5,285.93)	190,371.32	247,779.49
32051GCF0	554,677.61	(231,053.37)	323,624.24	260,229.45	(63,394.79)	260,229.45	479,396.76
32051GFF7	114,141.34	(49,374.38)	64,766.96	38,252.95	(26,514.01)	38,252.95	44,989.43
32051GVN2	3,821,650.34	-	3,821,650.34	3,791,624.29	(30,026.05)	3,791,624.29	3,605,696.38
32051GZS7	7,648,650.03	(484,876.35)	7,163,773.68	6,908,445.51	(255,328.17)	6,908,445.51	5,687,933.60
32052CAD5	187.27	-	187.27	-	(187.27)	-	-
32056CAH2	18,026,259.76	(719,438.20)	17,306,821.56	17,195,946.42	(110,875.14)	17,195,946.42	13,160,090.74
32113JAA3	745,161.46	-	745,161.46	730,438.24	(14,723.22)	730,438.24	399,219.66
32113JBV6	690,144.22	(368,021.55)	322,122.67	228,030.96	(94,091.71)	228,030.96	118,856.40
35729RAE6	10,399,373.35	(270,043.94)	10,129,329.41	7,883,777.67	(2,245,551.74)	7,883,777.67	8,255,183.02
35952Z007	12,597,726.70	(4,238,353.77)	8,359,372.93	8,065,469.68	(293,903.25)	8,065,469.68	2,239,090.41
35952Z023	10,157,208.88	(3,420,733.95)	6,736,474.93	6,509,562.83	(226,912.10)	6,509,562.83	1,725,443.26
35952Z031	10,918,604.98	(3,621,147.46)	7,297,457.52	6,890,943.13	(406,514.39)	6,890,943.13	1,698,588.00
35952Z049	9,616,866.38	(3,111,100.34)	6,505,766.04	5,920,336.51	(585,429.53)	5,920,336.51	1,433,549.70
35952Z056	9,823,862.10	(3,161,367.50)	6,662,494.60	6,015,993.51	(646,501.09)	6,015,993.51	1,367,656.20
35952Z064	10,038,057.69	(3,213,383.11)	6,824,674.58	6,114,977.70	(709,696.88)	6,114,977.70	1,448,192.70
35952ZA06	27,551,645.51	(13,015,358.19)	14,536,287.32	11,259,327.99	(3,276,959.33)	11,259,327.99	3,837,485.15
35952ZA14	1,310,604.18	(608,032.74)	702,571.44	525,997.05	(176,574.39)	525,997.05	172,084.53
35952ZA22	2,174,056.20	(1,016,132.73)	1,157,923.47	879,036.25	(278,887.22)	879,036.25	266,455.75
36228FU38	133,252.51	(23,408.35)	109,844.16	110,225.32	381.16	110,225.32	135,474.16
362334EB6	11,750,921.86	(409,585.78)	11,341,336.08	10,432,832.98	(908,503.10)	10,432,832.98	7,905,838.40
362334FS8	1,498,434.51	(52,548.01)	1,445,886.50	1,268,784.30	(177,102.20)	1,268,784.30	896,004.31
362341SG5	973,759.47	(251,383.68)	722,375.79	722,619.50	243.71	722,619.50	841,148.33
362341VU0	22,216,825.75	(706,260.26)	21,510,565.49	21,510,565.56	0.07	21,510,565.56	14,506,947.50
362341XE4	24,725,080.51	(1,120,609.69)	23,604,470.82	23,619,213.22	14,742.40	23,619,213.22	20,524,915.29
36242D3Z4	99,672.30	18,970.87	118,643.17	57,525.76	(61,117.41)	57,525.76	37,989.60
36242DBY8	1,514,752.44	(11,567.69)	1,503,184.75	1,503,222.82	38.07	1,503,222.82	1,542,213.75
36242DBZ5	736,203.43	(295,389.29)	440,814.14	431,349.89	(9,464.25)	431,349.89	174,847.45
36242DGA5	255,499.68	(78,936.04)	176,563.64	131,227.71	(45,335.93)	131,227.71	109,513.40
362437AC9	2,904,701.65	-	2,904,701.65	2,766,512.29	(138,189.36)	2,766,512.29	2,200,124.57
36244LAA1	3,592,536.98	(35,823.51)	3,556,713.47	3,346,055.90	(210,657.57)	3,346,055.90	2,781,928.22
362480AD7	20,578,094.31	(1,551,939.62)	19,026,154.69	17,271,484.62	(1,754,670.07)	17,271,484.62	10,506,726.52
38012UAA7	702,306.52	(135,212.34)	567,094.18	567,094.18	-	567,094.18	463,963.48
39538AAN6	112,699.15	(42,873.56)	69,825.59	6,620.32	(63,205.27)	6,620.32	46,850.28
39538RAB5	12,822,232.56	(211,618.14)	12,610,614.42	12,610,614.42	-	12,610,614.42	6,530,042.45
39538RBB4	14,678,426.13	-	14,678,426.13	14,242,584.03	(435,842.10)	14,242,584.03	7,704,968.48
39538WBH0	18,553.24	(5,118.63)	13,434.61	12,049.27	(1,385.34)	12,049.27	10,356.98
39538WEU8	40,208.50	(8,527.45)	31,681.05	1,855.69	(29,825.36)	1,855.69	18,233.47
39538WFH6	12,189,549.72	(450,769.55)	11,738,780.17	11,497,667.50	(241,112.67)	11,497,667.50	5,790,767.49
39538WHF8	35,953,806.23	(2,193,286.66)	33,760,519.57	33,038,438.02	(722,081.55)	33,038,438.02	17,810,559.51
39539GAA0	5,782,377.38	-	5,782,377.38	5,687,762.28	(94,615.10)	5,687,762.28	3,254,887.46
40430HAJ7	224,963.40	(53,507.84)	171,455.56	68,648.39	(102,807.17)	68,648.39	51,328.98

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
40430HBH0	$26,420.54	$6,245.24	$32,665.78	$6,438.06	$(26,227.72)	$6,438.06	$8,564.40
40430HBJ6	1,430.41	10,873.51	12,303.92	2,561.10	(9,742.82)	2,561.10	3,899.46
40430HCQ9	17,350.80	(9,836.80)	7,514.00	3,267.41	(4,246.59)	3,267.41	10,485.80
40430HDC9	1,851,099.68	-	1,851,099.68	1,792,320.84	(58,778.84)	1,792,320.84	1,382,382.87
40430HEB0	63,957.60	(12,947.84)	51,009.76	40,225.13	(10,784.63)	40,225.13	60,728.90
40430HFL7	1,956,176.05	-	1,956,176.05	1,906,241.76	(49,934.29)	1,906,241.76	1,318,660.00
40430MAB3	774,684.30	-	774,684.30	498,323.78	(276,360.52)	498,323.78	427,663.10
40430VAG2	8,658,131.22	1,992,799.59	10,650,930.81	10,650,930.84	0.03	10,650,930.84	6,347,544.39
40430YAD3	1,120,844.61	476,051.43	1,596,896.04	1,595,797.52	(1,098.52)	1,595,797.52	1,032,149.37
40431HAT4	36,041.61	(675.07)	35,366.54	3,884.33	(31,482.21)	3,884.33	47,067.21
40431KAA8	218,202.31	-	218,202.31	199,872.54	(18,329.77)	199,872.54	171,190.71
40431KAE0	7,121,578.31	(179,682.76)	6,941,895.55	5,616,940.27	(1,324,955.28)	5,616,940.27	4,391,833.37
40431KAL4	-	29,984.05	29,984.05	356.28	(29,627.77)	356.28	39,389.28
40431KAN0	3,059.18	(2,656.02)	403.16	7.99	(395.17)	7.99	5,149.68
40431RAN5	42,004.00	(25,007.00)	16,997.00	7,087.43	(9,909.57)	7,087.43	40,890.00
40431XAE2	5,000,000.00	(561,010.00)	4,438,990.00	3,669,719.88	(769,270.12)	3,669,719.88	2,298,750.00
40431XAF9	1,652,330.35	(203,975.66)	1,448,354.69	1,186,537.22	(261,817.47)	1,186,537.22	2,520,998.43
41161PA86	2,172,925.09	(184,140.35)	1,988,784.74	1,982,904.87	(5,879.87)	1,982,904.87	1,517,659.57
41161PFR9	1,486,451.33	(24,007.88)	1,462,443.45	1,462,165.21	(278.24)	1,462,165.21	948,636.14
41161PH55	42,645.44	(24,922.09)	17,723.35	3,658.60	(14,064.75)	3,658.60	54,018.22
41161PHC0	8,923,425.56	-	8,923,425.56	8,884,066.38	(39,359.18)	8,884,066.38	5,672,667.45
41161PHU0	8,601,760.49	(145,308.40)	8,456,452.09	8,430,019.21	(26,432.88)	8,430,019.21	5,932,136.36
41161PHZ9	70,913.71	82,797.01	153,710.72	153,889.42	178.70	153,889.42	180,593.67
41161PKH5	757,675.22	(22,173.52)	735,501.70	725,024.85	(10,476.85)	725,024.85	396,503.30
41161PL43	24,615,331.86	(2,590,119.02)	22,025,212.84	21,612,784.20	(412,428.64)	21,612,784.20	11,709,148.24
41161PLR2	14,244,717.90	(385,166.07)	13,859,551.83	13,825,335.74	(34,216.09)	13,825,335.74	8,366,287.54
41161PMG5	17,253,098.35	(435,416.46)	16,817,681.89	16,726,726.35	(90,955.54)	16,726,726.35	9,864,976.57
41161PQU0	15,032,844.26	(509,899.05)	14,522,945.21	14,404,648.24	(118,296.97)	14,404,648.24	8,046,381.00
41161PSC8	187,355.22	(104,485.09)	82,870.13	33,906.46	(48,963.67)	33,906.46	128,673.17
41161PTN3	2,488,737.90	-	2,488,737.90	2,403,295.01	(85,442.89)	2,403,295.01	1,429,172.80
41161PTP8	1,047,870.97	(49,765.79)	998,105.18	894,911.80	(103,193.38)	894,911.80	381,718.55
41161PWB5	8,018,119.10	(221,789.19)	7,796,329.91	7,739,206.28	(57,123.63)	7,739,206.28	4,267,591.76
41161PXH1	920,291.74	-	920,291.74	916,897.69	(3,394.05)	916,897.69	556,437.84
41161PZR7	118,106.83	(67,955.53)	50,151.30	50,150.84	(0.46)	50,150.84	144,552.84
41162DAF6	11,701,738.11	(661,584.41)	11,040,153.70	11,040,153.68	(0.02)	11,040,153.68	6,862,911.53
41164LAB5	17,946,999.15	(161,791.91)	17,785,207.24	16,997,897.58	(787,309.66)	16,997,897.58	8,449,856.09
43739EAP2	22,961,392.55	(820,456.47)	22,140,936.08	22,140,936.08	-	22,140,936.08	12,892,201.96
43739EBJ5	10,261,824.53	-	10,261,824.53	10,189,859.48	(71,965.05)	10,189,859.48	7,276,570.28
43739EBS5	10,255,869.16	-	10,255,869.16	10,210,251.89	(45,617.27)	10,210,251.89	6,956,810.14
44328AAB6	110,785.78	-	110,785.78	97,220.60	(13,565.18)	97,220.60	91,241.98
45071KDD3	2,258,869.68	(21,618.04)	2,237,251.64	1,959,951.95	(277,299.69)	1,959,951.95	1,845,852.93
45254NHV2	371,610.30	-	371,610.30	367,980.49	(3,629.81)	367,980.49	123,297.15
45254NJG3	1,549,447.63	(6,571.48)	1,542,876.15	1,538,876.76	(3,999.39)	1,538,876.76	928,880.28
45254NJK4	263,296.35	-	263,296.35	248,823.16	(14,473.19)	248,823.16	227,276.45
45254NJP3	205,413.04	36,624.01	242,037.05	217,461.32	(24,575.73)	217,461.32	80,537.81
45254NJV0	1,138,070.34	(9,708.64)	1,128,361.70	1,128,361.70	-	1,128,361.70	788,426.01
45254NJX6	292,353.93	6,584.43	298,938.36	298,704.57	(233.79)	298,704.57	289,072.22
45254NKA4	495,568.65	(65,119.76)	430,448.89	431,215.66	766.77	431,215.66	321,464.99
45254NKD8	4,629,985.41	-	4,629,985.41	4,626,242.43	(3,742.98)	4,626,242.43	3,429,700.17
45254NKF3	5,907,974.72	(4,269.54)	5,903,705.18	5,903,705.18	-	5,903,705.18	4,022,194.93
45254NKK2	283,289.05	(174,576.02)	108,713.03	107,138.87	(1,574.16)	107,138.87	60,564.22
45254NKX4	7,161,988.36	(10,938.73)	7,151,049.63	7,000,982.48	(150,067.15)	7,000,982.48	4,810,195.34
45254NNP8	15,300,516.98	(58,004.25)	15,242,512.73	14,916,899.98	(325,612.75)	14,916,899.98	9,037,984.78

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45254NPA9	$17,242,032.23	$(21,220.96)	$17,220,811.27	$17,188,650.63	$(32,160.64)	$17,188,650.63	$11,291,071.24
45254NPG6	1,824,326.79	68,839.48	1,893,166.27	1,499,661.60	(393,504.67)	1,499,661.60	784,659.56
45254NPU5	6,143,726.31	(56,958.49)	6,086,767.82	6,081,734.04	(5,033.78)	6,081,734.04	3,455,846.04
45254TMK7	103,933.71	44,404.56	148,338.27	148,251.52	(86.75)	148,251.52	58,150.97
45254TSM7	5,134,958.75	-	5,134,958.75	4,904,216.59	(230,742.16)	4,904,216.59	2,203,345.32
45254TTM6	7,821,649.09	3,574,764.87	11,396,413.96	11,392,853.15	(3,560.81)	11,392,853.15	114,739.03
452570AA2	108,099.32	(11,936.08)	96,163.24	96,163.25	0.01	96,163.25	70,513.16
45257EAA2	7,076,387.15	(332,234.94)	6,744,152.21	6,379,410.87	(364,741.34)	6,379,410.87	2,700,786.82
45660L4P1	621,804.05	(133,988.47)	487,815.58	57,105.29	(430,710.29)	57,105.29	1,083,035.37
45660L4Q9	384,064.65	(251,714.72)	132,349.93	979.46	(131,370.47)	979.46	42,763.04
45660LAU3	198,143.26	-	198,143.26	171,417.93	(26,725.33)	171,417.93	166,005.65
45660LCN7	7,169,685.04	(373,021.18)	6,796,663.86	6,776,094.11	(20,569.75)	6,776,094.11	3,622,615.51
45660LGX1	178,224.04	(114,519.62)	63,704.42	63,704.11	(0.31)	63,704.11	72,065.00
45660LKW8	29,413,454.36	-	29,413,454.36	29,030,201.20	(383,253.16)	29,030,201.20	15,624,210.43
45660LNB1	411,659.39	8,529.99	420,189.38	327,147.44	(93,041.94)	327,147.44	236,660.48
45660LR84	279,459.32	(212,446.68)	67,012.64	17,959.47	(49,053.17)	17,959.47	126,578.07
45660LVD8	46,323.44	5,215.42	51,538.86	32,328.46	(19,210.40)	32,328.46	44,144.81
45660LW96	4,663,844.83	(200,285.25)	4,463,559.58	4,362,887.12	(100,672.46)	4,362,887.12	2,225,089.04
45660LWD7	5,091,502.81	(1,201,715.18)	3,889,787.63	3,884,344.71	(5,442.92)	3,884,344.71	2,954,382.62
45660LYW3	5,853,501.88	(131,428.11)	5,722,073.77	5,391,847.32	(330,226.45)	5,391,847.32	2,803,125.90
45660N2J3	6,372,718.41	(42,070.33)	6,330,648.08	6,179,827.90	(150,820.18)	6,179,827.90	3,707,712.83
45660N5H4	7,613,450.26	(85,652.21)	7,527,798.05	7,335,159.95	(192,638.10)	7,335,159.95	5,136,644.66
45660N7R0	297,682.97	(38,427.25)	259,255.72	125,824.32	(133,431.40)	125,824.32	121,149.00
45660NM44	270,353.97	12,515.17	282,869.14	283,563.82	694.68	283,563.82	456,915.03
45660NQ24	2,708,860.47	(143,975.78)	2,564,884.69	2,543,474.90	(21,409.79)	2,543,474.90	2,131,329.60
45660NRB3	721,448.94	390,163.68	1,111,612.62	1,111,448.99	(163.63)	1,111,448.99	561,917.32
45660NS30	3,078,528.74	(5,877.59)	3,072,651.15	3,039,838.61	(32,812.54)	3,039,838.61	1,572,367.56
45660NT96	3,452,909.04	-	3,452,909.04	3,384,296.00	(68,613.04)	3,384,296.00	2,624,022.47
456612AC4	21,551,229.32	(716,844.00)	20,834,385.32	20,836,618.72	2,233.40	20,836,618.72	11,326,676.00
45661EAA2	424,264.23	(41,654.37)	382,609.86	382,609.84	(0.02)	382,609.84	296,062.18
45661EAM6	(15,929.66)	-	(15,929.66)	-	15,929.66	-	-
45661LAG3	4,656,310.95	2,674,595.53	7,330,906.48	6,982,957.06	(347,949.42)	6,982,957.06	4,222,057.95
45661XAK8	(2,861.52)	-	(2,861.52)	-	2,861.52	-	-
45662BAJ8	150,566.18	(31,994.75)	118,571.43	118,571.43	-	118,571.43	96,138.02
45664BAE7	125,574.24	(4,872.64)	120,701.60	32,217.23	(88,484.37)	32,217.23	59,179.35
45664BAF4	14,896.53	-	14,896.53	151.42	(14,745.11)	151.42	16,400.35
45667QAJ0	152,815.71	(110,494.63)	42,321.08	23,470.58	(18,850.50)	23,470.58	58,765.38
45667WAA6	5,791,497.51	-	5,791,497.51	5,738,173.98	(53,323.53)	5,738,173.98	3,396,490.07
45667WAC2	1,061,712.03	-	1,061,712.03	912,641.26	(149,070.77)	912,641.26	597,113.27
45667WAJ7	15,267.62	(8,676.62)	6,591.00	2,073.04	(4,517.96)	2,073.04	14,553.23
45668WAE7	617,686.02	126,591.46	744,277.48	689,250.87	(55,026.61)	689,250.87	407,227.90
464125AC7	2,049,608.69	(451,355.39)	1,598,253.30	1,411,834.09	(186,419.21)	1,411,834.09	1,545,252.80
464126BW0	518,562.49	160,365.74	678,928.23	678,104.61	(823.62)	678,104.61	315,144.13
46412AAD4	4,426,669.31	(304,691.87)	4,121,977.44	4,121,977.45	0.01	4,121,977.45	3,228,660.50
466247NC3	763,348.41	496,069.23	1,259,417.64	714,519.49	(544,898.15)	714,519.49	509,267.65
466247XE8	8,378,386.49	(401,760.29)	7,976,626.20	7,557,818.41	(418,807.79)	7,557,818.41	4,957,619.01
46627MBQ9	14,793,717.92	(35,993.12)	14,757,724.80	14,588,991.65	(168,733.15)	14,588,991.65	9,339,570.00
46627MCS4	10,523,089.43	(724,672.55)	9,798,416.88	9,473,967.41	(324,449.47)	9,473,967.41	5,291,066.21
466284AG1	6,110.02	(3,489.00)	2,621.02	484.50	(2,136.52)	484.50	1,009.63
466286AH4	11,833.06	(9,643.85)	2,189.21	307.91	(1,881.30)	307.91	961.44
46629BAR0	4,307,876.98	(183,067.00)	4,124,809.98	3,387,847.38	(736,962.60)	3,387,847.38	3,528,750.00
46629NAC7	542,935.82	-	542,935.82	516,494.29	(26,441.53)	516,494.29	456,010.55
46629QAR7	39,647.40	(5,173.40)	34,474.00	13,880.46	(20,593.54)	13,880.46	34,246.00

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
46629QAU0	$2,021,995.44	$(38,863.00)	$1,983,132.44	$1,464,528.27	$(518,604.17)	$1,464,528.27	$946,687.50
46629QBE5	9,013.40	-	9,013.40	1,755.71	(7,257.69)	1,755.71	4,614.60
46629QBF2	34,532.60	(23,878.43)	10,654.17	2,537.57	(8,116.60)	2,537.57	33,421.51
46629TAP5	28,239.94	10,415.06	38,655.00	15,869.93	(22,785.07)	15,869.93	77,296.00
46630CAC8	4,241,516.15	(239,120.51)	4,002,395.64	2,599,205.87	(1,403,189.77)	2,599,205.87	1,434,450.00
46630KAA4	1,953,316.24	(27,452.89)	1,925,863.35	1,740,643.15	(185,220.20)	1,740,643.15	1,416,365.51
52520MFT5	237,961.35	(69,153.80)	168,807.55	168,807.55	-	168,807.55	238,233.86
525221AW7	921,355.00	(667,600.19)	253,754.81	253,754.83	0.02	253,754.83	281,904.66
525221CD7	559,421.41	439,062.21	998,483.62	716,769.44	(281,714.18)	716,769.44	107,768.85
525221CE5	25,395.30	(11,082.18)	14,313.12	2,210.30	(12,102.82)	2,210.30	29,920.68
525221DV6	(8,775.38)	(12,813.42)	(21,588.80)	6,163.77	27,752.57	6,163.77	120,038.30
525221EN3	17,867,814.42	(1,222,548.02)	16,645,266.40	16,648,455.09	3,188.69	16,648,455.09	6,258,112.24
525221EY9	24,237.30	(18,781.92)	5,455.38	954.24	(4,501.14)	954.24	13,268.11
525221FE2	477.59	13,051.50	13,529.09	7,720.86	(5,808.23)	7,720.86	14,072.47
525221GK7	55,878.89	11,810.83	67,689.72	90.06	(67,599.66)	90.06	5,867.58
525221GM3	4,216,698.22	(243,581.79)	3,973,116.43	3,973,116.43	-	3,973,116.43	2,143,094.71
525221GW1	13,735.93	-	13,735.93	-	(13,735.93)	-	-
525221HA8	31,302,771.71	(3,924,129.91)	27,378,641.80	27,376,530.02	(2,111.78)	27,376,530.02	16,220,806.10
525221HK6	-	8,712.03	8,712.03	1,771.39	(6,940.64)	1,771.39	1,685.89
525221JA6	185,398.14	216,678.63	402,076.77	116,346.84	(285,729.93)	116,346.84	327,869.02
525226AL0	2,041,436.93	(881,883.17)	1,159,553.76	1,055,302.54	(104,251.22)	1,055,302.54	105,672.00
525229AG5	3,305,832.31	(1,374,579.22)	1,931,253.09	1,931,253.09	-	1,931,253.09	1,452,438.93
52522DAZ4	493.42	-	493.42	-	(493.42)	-	-
52522GAQ7	7,948.99	-	7,948.99	-	(7,948.99)	-	-
52524VAG4	16,012,291.61	(703,565.77)	15,308,725.84	14,880,794.38	(427,931.46)	14,880,794.38	8,310,209.38
52524YAF0	15,541,301.08	(1,360,381.05)	14,180,920.03	13,987,390.02	(193,530.01)	13,987,390.02	7,172,764.08
550279AA1	6,274,777.90	(236,352.07)	6,038,425.83	5,719,975.04	(318,450.79)	5,719,975.04	3,305,180.21
55027AAR1	16,288,890.63	(1,244,157.03)	15,044,733.60	14,831,783.35	(212,950.25)	14,831,783.35	8,697,837.47
55027AAU4	7,186,788.15	(614,901.60)	6,571,886.55	6,443,807.17	(128,079.38)	6,443,807.17	2,962,638.41
55027BAA6	20,955,333.39	(2,254,332.44)	18,701,000.95	17,758,278.13	(942,722.82)	17,758,278.13	8,466,012.75
55275NBB6	8,250.00	-	8,250.00	-	(8,250.00)	-	-
56119LAG8	4,723,808.83	(1,877,459.94)	2,846,348.89	1,531,598.40	(1,314,750.49)	1,531,598.40	146,430.00
576429AL8	19,711.56	(11,899.96)	7,811.60	6,301.40	(1,510.20)	6,301.40	32,665.19
576433E44	297,366.84	(76,658.37)	220,708.47	220,708.46	(0.01)	220,708.46	272,937.67
576433G42	10,652,312.45	(163,453.73)	10,488,858.72	10,412,833.49	(76,025.23)	10,412,833.49	5,566,969.49
576433H33	6,372,422.22	(392,290.83)	5,980,131.39	5,972,733.59	(7,397.80)	5,972,733.59	4,252,420.19
576433KG0	611,574.23	409,654.00	1,021,228.23	1,021,228.23	-	1,021,228.23	542,404.20
576433NH5	4,864,250.80	(932,638.83)	3,931,611.97	3,738,615.28	(192,996.69)	3,738,615.28	2,184,145.84
576433RU2	1,564,814.22	1,198,608.89	2,763,423.11	2,311,546.71	(451,876.40)	2,311,546.71	834,300.00
576433SE7	1,210,379.66	779,554.36	1,989,934.02	1,858,572.37	(131,361.65)	1,858,572.37	394,640.00
576433WZ5	2,716,809.47	(27,281.63)	2,689,527.84	2,689,527.83	(0.01)	2,689,527.83	2,741,425.34
576436CV9	721,026.64	(4,537.22)	716,489.42	654,247.18	(62,242.24)	654,247.18	443,794.43
57643AAA8	945,496.45	(82,062.60)	863,433.85	770,147.78	(93,286.07)	770,147.78	561,189.50
57643LMP8	2,789,386.65	(231,738.57)	2,557,648.08	1,993,072.89	(564,575.19)	1,993,072.89	990,090.30
576444AA1	-	(779.65)	(779.65)	(779.62)	0.03	(779.62)	-
589929D62	124,182.59	(54.60)	124,127.99	124,127.89	(0.10)	124,127.89	113,199.46
59020UAA3	258,104.69	(17,427.80)	240,676.89	241,216.22	539.33	241,216.22	258,055.41
59020UHP3	1,052,530.18	(38,769.78)	1,013,760.40	1,013,918.12	157.72	1,013,918.12	1,551,002.30
59020UQ57	3,985,091.88	(179,447.86)	3,805,644.02	3,709,559.79	(96,084.23)	3,709,559.79	1,886,796.00
59020UTL9	1,301,661.36	(250,222.66)	1,051,438.70	1,051,438.71	0.01	1,051,438.71	569,601.48
59020UXN0	988,984.54	(503,824.31)	485,160.23	337,980.13	(147,180.10)	337,980.13	343,243.94
590212AB2	374,387.65	(1,410.69)	372,976.96	283,938.22	(89,038.74)	283,938.22	240,738.19
59023WAG3	95,554.26	(20,280.06)	75,274.20	32,000.47	(43,273.73)	32,000.47	100,682.69

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
59024EAD9	$3,325,725.45	$335,633.92	$3,661,359.37	$2,550,410.90	$(1,110,948.47)	$2,550,410.90	$2,626,032.47
59024UAB7	2,032,019.76	(1,128.09)	2,030,891.67	1,744,959.31	(285,932.36)	1,744,959.31	1,492,947.00
59024WAF4	441,002.12	(18,363.18)	422,638.94	422,639.40	0.46	422,639.40	30,981.59
61748HAA9	29,279.95	(72.49)	29,207.46	29,212.42	4.96	29,212.42	26,883.97
61748HRF0	144,755.20	(48,244.69)	96,510.51	12,607.65	(83,902.86)	12,607.65	2,570.55
61749BAB9	945,603.73	(5,384.35)	940,219.38	856,972.03	(83,247.35)	856,972.03	658,881.87
61749BAP8	2,417.08	(1,382.60)	1,034.48	789.67	(244.81)	789.67	2,192.23
61750FAE0	880,066.92	31,010.99	911,077.91	739,608.63	(171,469.28)	739,608.63	504,449.35
61750MAB1	115,988.62	-	115,988.62	106,384.19	(9,604.43)	106,384.19	111,448.07
61750SAB8	1,290,522.75	(5,100.27)	1,285,422.48	1,163,864.67	(121,557.81)	1,163,864.67	1,071,294.30
61751JAQ4	38,767.09	19,560.54	58,327.63	24,575.78	(33,751.85)	24,575.78	47,181.32
617526AE8	476,968.44	(46,120.06)	430,848.38	330,663.44	(100,184.94)	330,663.44	246,923.38
61753KAB2	559,208.71	(774.82)	558,433.89	509,549.80	(48,884.09)	509,549.80	515,564.98
61753VAG7	-	2,766.48	2,766.48	1,369.53	(1,396.95)	1,369.53	2,887.04
61755AAB2	49,506.96	(442.13)	49,064.83	45,196.99	(3,867.84)	45,196.99	38,362.28
61755FAE5	37,534.44	(10,214.31)	27,320.13	13,795.30	(13,524.83)	13,795.30	10,768.38
61757MAB4	3,913,561.13	(835,075.75)	3,078,485.38	2,414,468.28	(664,017.10)	2,414,468.28	2,422,750.88
61915RAX4	2,201,640.30	-	2,201,640.30	1,339,676.66	(861,963.64)	1,339,676.66	1,614,302.59
61915RAZ9	11,829.77	148,828.39	160,658.16	111,861.95	(48,796.21)	111,861.95	33,803.15
61915RBB1	9,308,158.67	(625,806.12)	8,682,352.55	8,387,760.09	(294,592.46)	8,387,760.09	4,986,896.17
61915RBZ8	1,409,159.00	(272,420.17)	1,136,738.83	1,057,232.52	(79,506.31)	1,057,232.52	650,326.10
638728AC9	3,259,817.85	(22,890.34)	3,236,927.51	2,529,371.10	(707,556.41)	2,529,371.10	2,030,692.06
638728AF2	18,561.91	-	18,561.91	-	(18,561.91)	-	-
64352VLH2	2,532,571.71	582,801.90	3,115,373.61	3,115,373.60	(0.01)	3,115,373.60	2,292,240.57
64352VPC9	43,123.92	5,242.88	48,366.80	13,538.07	(34,828.73)	13,538.07	12,812.60
64352VQR5	9,931,486.08	(168,524.05)	9,762,962.03	7,679,198.67	(2,083,763.36)	7,679,198.67	6,518,578.40
65106FAB8	14,263,605.35	(22,735.06)	14,240,870.29	13,367,631.80	(873,238.49)	13,367,631.80	8,862,773.86
65106FAG7	1,190,670.00	30,370.04	1,221,040.04	393,807.29	(827,232.75)	393,807.29	647,670.34
65535VEY0	1,058,364.05	4,609.67	1,062,973.72	1,022,015.53	(40,958.19)	1,022,015.53	656,871.50
65535VLQ9	-	43,484.42	43,484.42	15,910.41	(27,574.01)	15,910.41	75,971.03
65535VPK8	-	20,060.27	20,060.27	2,860.98	(17,199.29)	2,860.98	15,500.08
65535VRH3	6,266,429.36	1,539,821.26	7,806,250.62	6,086,108.40	(1,720,142.22)	6,086,108.40	5,584,866.16
65535VRK6	3,718,965.94	(45,152.89)	3,673,813.05	2,718,914.42	(954,898.63)	2,718,914.42	2,088,268.18
65535VSQ2	(82.52)	84,811.20	84,728.68	15,777.81	(68,950.87)	15,777.81	52,938.73
65535VUS5	3,895,364.92	(14,580.71)	3,880,784.21	2,989,246.58	(891,537.63)	2,989,246.58	2,305,182.59
65537BAG5	135,801.47	27,719.32	163,520.79	66,290.17	(97,230.62)	66,290.17	186,827.55
65538DAA3	5,312,827.99	(755,452.40)	4,557,375.59	3,758,835.27	(798,540.32)	3,758,835.27	2,743,517.21
66987WDE4	5,847,704.72	(1,907,696.14)	3,940,008.58	2,625,510.75	(1,314,497.83)	2,625,510.75	1,321,874.39
669884AF5	377,184.51	(320,129.01)	57,055.50	19,285.80	(37,769.70)	19,285.80	65,026.50
68383NCA9	29,122,184.77	(24,362.21)	29,097,822.56	28,077,470.17	(1,020,352.39)	28,077,470.17	19,464,924.60
68383NCD3	3,010,524.84	-	3,010,524.84	2,886,447.36	(124,077.48)	2,886,447.36	1,195,500.00
68383NCU5	11,502,942.75	-	11,502,942.75	11,278,190.80	(224,751.95)	11,278,190.80	6,778,459.97
68383NDT7	11,271,205.77	(896,796.33)	10,374,409.44	10,376,195.82	1,786.38	10,376,195.82	5,667,672.20
68383NDW0	3,597,142.89	1,966,825.58	5,563,968.47	5,563,968.48	0.01	5,563,968.48	1,438,805.68
68402CAC8	1,129,570.54	-	1,129,570.54	904,070.48	(225,500.06)	904,070.48	925,975.69
69121PDE0	465,476.34	(30,222.18)	435,254.16	371,270.34	(63,983.82)	371,270.34	362,639.76
69121PDX8	978,111.40	(12,463.44)	965,647.96	761,663.20	(203,984.76)	761,663.20	686,172.00
70069FHV2	1,768,763.27	2,237,789.96	4,006,553.23	4,006,553.22	(0.01)	4,006,553.22	791,420.34
74348UAL3	529,251.03	8,700,000.00	9,229,251.03	9,229,251.03	-	9,229,251.03	5,297,590.09
74919VAB2	10,652,302.68	(993,121.20)	9,659,181.48	9,313,276.32	(345,905.16)	9,313,276.32	7,593,689.89
74922MAB7	9,687,128.57	4,175,428.12	13,862,556.69	13,005,303.38	(857,253.31)	13,005,303.38	7,543,029.69
74922MAC5	2,092,990.54	(291,002.72)	1,801,987.82	1,711,344.62	(90,643.20)	1,711,344.62	1,034,273.47
74923PAJ2	1,571.45	2,853.35	4,424.80	1,660.00	(2,764.80)	1,660.00	1,630.90

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
74923PAK9	$(391.02)	$327.62	$(63.40)	$124.63	$188.03	$124.63	$127.17
74923PAL7	1,971.91	-	1,971.91	-	(1,971.91)	-	-
74924UAB7	14,266,741.14	(505,253.85)	13,761,487.29	13,569,897.78	(191,589.51)	13,569,897.78	12,126,297.16
74924XAD7	1,426,249.05	659,240.86	2,085,489.91	376,108.88	(1,709,381.03)	376,108.88	615,410.40
74924YAH6	26,957.81	855.91	27,813.72	18,269.99	(9,543.73)	18,269.99	17,436.02
74927WAM6	228,730.11	71,175.90	299,906.01	299,674.84	(231.17)	299,674.84	374,845.91
74927XAM4	428,321.08	482,092.88	910,413.96	321,910.50	(588,503.46)	321,910.50	685,678.07
74951PBT4	3,922,041.69	2,299,991.33	6,222,033.02	6,219,225.65	(2,807.37)	6,219,225.65	2,601,017.16
74951PBV9	894,714.17	506,127.46	1,400,841.63	1,400,234.30	(607.33)	1,400,234.30	481,894.24
75114GAC3	27,542,226.82	(1,593,933.88)	25,948,292.94	25,436,827.09	(511,465.85)	25,436,827.09	13,131,451.01
75114HAD9	26,156,641.02	(2,290,774.73)	23,865,866.29	23,209,196.24	(656,670.05)	23,209,196.24	12,420,778.06
75114HAK3	4,345,090.29	1,332,818.60	5,677,908.89	5,187,537.40	(490,371.49)	5,187,537.40	1,375,305.50
75114NAA2	17,619,327.37	(271,141.83)	17,348,185.54	13,233,122.05	(4,115,063.49)	13,233,122.05	11,049,903.55
75114NAB0	4,294,512.68	1,986,378.35	6,280,891.03	4,812,858.48	(1,468,032.55)	4,812,858.48	2,639,323.22
75156XAC5	1,692,681.48	(66,097.69)	1,626,583.79	1,406,146.85	(220,436.94)	1,406,146.85	390,224.99
75405KAG3	72,207.00	(33,520.50)	38,686.50	16,425.07	(22,261.43)	16,425.07	82,599.00
75406AAB5	8,895,403.76	(112,039.39)	8,783,364.37	8,534,745.54	(248,618.83)	8,534,745.54	6,409,197.82
75970JAL0	53,512.83	58,314.15	111,826.98	61,163.35	(50,663.63)	61,163.35	92,482.25
75971EAK2	257,595.69	(43,454.93)	214,140.76	101,429.40	(112,711.36)	101,429.40	265,536.27
760985U33	395,180.18	227,220.37	622,400.55	622,400.56	0.01	622,400.56	207,422.66
76110GG62	6,213,713.75	(73,638.66)	6,140,075.09	6,140,075.09	-	6,140,075.09	4,833,180.01
76110GG70	2,369,630.97	(225,691.40)	2,143,939.57	2,144,577.08	637.51	2,144,577.08	1,868,499.55
76110GJ85	3,997,112.98	(76,580.43)	3,920,532.55	3,920,532.57	0.02	3,920,532.57	3,421,042.45
76110GTL5	1,562,861.26	(79,616.47)	1,483,244.79	1,483,244.80	0.01	1,483,244.80	1,574,472.15
76110GZQ7	8,594,656.44	(93,127.26)	8,501,529.18	8,501,529.19	0.01	8,501,529.19	7,490,061.37
76110GZR5	3,073,642.49	(28,507.28)	3,045,135.21	3,045,637.00	501.79	3,045,637.00	2,766,575.59
76110H4M8	395,265.68	(3,107.15)	392,158.53	334,099.27	(58,059.26)	334,099.27	213,990.49
76110H4Q9	563,487.10	(86,553.64)	476,933.46	476,939.06	5.60	476,939.06	548,700.17
76110H5C9	1,054,092.13	(435,732.14)	618,359.99	314,578.84	(303,781.15)	314,578.84	230,605.76
76110H5D7	30,845.67	-	30,845.67	7,611.74	(23,233.93)	7,611.74	22,307.81
76110HKX6	5,323,061.55	2,813,000.16	8,136,061.71	8,135,654.13	(407.58)	8,135,654.13	5,455,081.97
76110HKY4	703,854.76	625,157.79	1,329,012.55	1,328,923.64	(88.91)	1,328,923.64	636,456.27
76110W4J2	24,575.12	1,138.47	25,713.59	9,281.19	(16,432.40)	9,281.19	11,360.80
76110W6M3	2,284,782.03	774,236.30	3,059,018.33	3,059,018.34	0.01	3,059,018.34	918,960.00
761118FM5	13,209,885.72	-	13,209,885.72	12,296,474.43	(913,411.29)	12,296,474.43	8,438,914.81
761118FQ6	58,397.92	(29,610.73)	28,787.19	6,871.76	(21,915.43)	6,871.76	36,361.08
761118KU1	9,725,160.09	-	9,725,160.09	8,846,793.13	(878,366.96)	8,846,793.13	5,189,883.97
761118LA4	53,796.11	36,697.64	90,493.75	90,493.51	(0.24)	90,493.51	56,162.22
761118NN4	13,169,053.72	(694,418.44)	12,474,635.28	12,175,403.88	(299,231.40)	12,175,403.88	7,067,863.87
761118RJ9	707,298.45	(65,944.35)	641,354.10	621,028.28	(20,325.82)	621,028.28	309,807.20
761118RM2	28,918,638.87	(2,753,099.13)	26,165,539.74	25,698,060.79	(467,478.95)	25,698,060.79	13,624,706.80
761118WE4	204.00	-	204.00	-	(204.00)	-	-
761118WP9	18,769,710.39	(1,200,907.10)	17,568,803.29	15,649,047.44	(1,919,755.85)	15,649,047.44	10,974,279.58
761118WS3	3,842.84	4,366.40	8,209.24	1,319.66	(6,889.58)	1,319.66	2,850.76
76112B4M9	2,906,247.24	(166,746.10)	2,739,501.14	2,639,861.63	(99,639.51)	2,639,861.63	1,706,190.19
76112BE48	1,553,562.99	327,594.16	1,881,157.15	1,878,001.27	(3,155.88)	1,878,001.27	1,468,690.76
76112BK66	29,668.14	1,031.12	30,699.26	11,985.79	(18,713.47)	11,985.79	14,717.40
76112BLZ1	648,509.15	2,256,347.73	2,904,856.88	2,904,856.89	0.01	2,904,856.89	1,032,365.44
76112BN55	62,581.52	(11,597.30)	50,984.22	24,080.01	(26,904.21)	24,080.01	19,886.20
76113ABJ9	1,991,058.20	(276,091.76)	1,714,966.44	1,388,640.81	(326,325.63)	1,388,640.81	603,031.78
76114GAL1	93,832.60	(7,899.88)	85,932.72	721.66	(85,211.06)	721.66	4,979.56
783422BF4	174,947.30	1,825,052.70	2,000,000.00	2,000,000.00	-	2,000,000.00	999,258.10
78402TAD8	658,267.91	531,732.09	1,190,000.00	1,190,000.00	-	1,190,000.00	464,357.04

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
79549AFV6	$2,580,012.65	$-	$2,580,012.65	$2,284,534.58	$(295,478.07)	$2,284,534.58	$2,427,035.27
79549ASN0	290,908.06	115,910.09	406,818.15	405,371.50	(1,446.65)	405,371.50	262,566.48
79549AYA1	824,602.79	1,044,459.34	1,869,062.13	1,868,017.15	(1,044.98)	1,868,017.15	792,099.16
79549AYB9	28,499.74	215,284.78	243,784.52	244,317.00	532.48	244,317.00	98,140.79
805564RM5	2,956,499.58	738,544.07	3,695,043.65	3,695,043.66	0.01	3,695,043.66	2,089,243.83
80557BAC8	10,329,035.81	(158,347.64)	10,170,688.17	6,848,378.81	(3,322,309.36)	6,848,378.81	3,576,155.00
81377EAA2	355,927.50	-	355,927.50	259,115.01	(96,812.49)	259,115.01	197,339.38
81378EAA1	5,847,745.73	(48,743.39)	5,799,002.34	5,274,918.91	(524,083.43)	5,274,918.91	3,857,117.38
81379EAA0	738,805.66	(9,289.36)	729,516.30	689,403.90	(40,112.40)	689,403.90	535,867.62
81744DAD4	531,092.00	(372,715.11)	158,376.89	42,137.90	(116,238.99)	42,137.90	486,634.11
81744FJH1	373,163.99	(24,840.39)	348,323.60	348,585.43	261.83	348,585.43	193,051.98
81879MAX7	92,102.98	15,742.14	107,845.12	52,295.44	(55,549.68)	52,295.44	51,926.45
83612LAK5	3,923.58	-	3,923.58	-	(3,923.58)	-	-
84751PAA7	26,471.20	8,451.75	34,922.95	34,922.95	-	34,922.95	19,221.73
84752CAE7	2,585,715.86	(340,501.89)	2,245,213.97	1,739,762.41	(505,451.56)	1,739,762.41	744,068.89
8635722A0	304,298.96	-	304,298.96	258,947.73	(45,351.23)	258,947.73	215,387.01
863579DV7	1,592,934.73	(60,524.79)	1,532,409.94	1,094,361.06	(438,048.88)	1,094,361.06	177,264.90
863579DX3	166,572.65	34,636.60	201,209.25	148,056.44	(53,152.81)	148,056.44	94,283.24
863579GG7	165,415.67	661.88	166,077.55	166,077.40	(0.15)	166,077.40	141,003.15
863579GJ1	43,155.23	(22,724.27)	20,430.96	20,427.02	(3.94)	20,427.02	13,129.20
863579HM3	461,311.52	(367,802.35)	93,509.17	43,126.70	(50,382.47)	43,126.70	64,979.90
863579RE0	131,829.76	(115,383.13)	16,446.63	16,451.61	4.98	16,451.61	134,865.14
863579TU2	635,560.85	(532,661.09)	102,899.76	102,915.02	15.26	102,915.02	382,873.84
863579YR3	10,523,482.58	(90,438.93)	10,433,043.65	10,190,246.57	(242,797.08)	10,190,246.57	6,603,915.23
863579Z43	16,445.38	103,950.79	120,396.17	52,730.84	(67,665.33)	52,730.84	91,301.91
86358BAH5	32,690.46	(255.56)	32,434.90	11,444.36	(20,990.54)	11,444.36	14,153.86
86358EQJ8	4,145,569.20	(574,825.80)	3,570,743.40	3,206,369.81	(364,373.59)	3,206,369.81	806,857.32
86358HQW2	325,850.39	(266,556.53)	59,293.86	59,293.86	-	59,293.86	329,714.28
86358R3Q8	1,082,031.97	424,084.89	1,506,116.86	1,506,092.48	(24.38)	1,506,092.48	930,488.90
86358RE86	13,459.26	3,776.02	17,235.28	17,216.29	(18.99)	17,216.29	2,836.68
86358RL88	264,667.76	(34,909.91)	229,757.85	229,757.85	-	229,757.85	150,003.40
86358RLG0	385,111.34	49,705.21	434,816.55	434,784.64	(31.91)	434,784.64	271,022.08
86358RUL9	84,181.97	(56,749.75)	27,432.22	27,434.38	2.16	27,434.38	56,179.85
86358RUR6	101,135.94	206,388.52	307,524.46	307,529.13	4.67	307,529.13	56,947.29
86359ACC5	1,007,756.60	(196,483.91)	811,272.69	811,272.69	-	811,272.69	506,809.18
86359ACD3	843,958.00	(97,849.94)	746,108.06	745,811.91	(296.15)	745,811.91	612,335.68
86359ACE1	345,722.05	(27,506.90)	318,215.15	207,040.75	(111,174.40)	207,040.75	153,830.09
86359ACG6	76,697.26	(48,332.07)	28,365.19	28,188.04	(177.15)	28,188.04	67,311.50
86359AEH2	158,362.19	73,106.77	231,468.96	231,161.45	(307.51)	231,161.45	30,581.08
86359AHD8	420,482.44	108,278.11	528,760.55	528,489.82	(270.73)	528,489.82	364,521.10
86359AVY6	723,277.78	(3,382.42)	719,895.36	719,895.36	-	719,895.36	342,404.38
86359B7K1	213,076.55	(21,837.31)	191,239.24	187,908.19	(3,331.05)	187,908.19	154,961.35
86359BCV1	1,070,239.86	(127,934.45)	942,305.41	943,268.90	963.49	943,268.90	613,162.68
86359BKF7	1,227,093.53	428,166.70	1,655,260.23	1,658,397.70	3,137.47	1,658,397.70	2,231,220.18
86359BLB5	1,732,358.74	(30,744.46)	1,701,614.28	1,702,757.96	1,143.68	1,702,757.96	1,458,676.48
86359BLQ2	2,648,861.80	990,587.67	3,639,449.47	3,643,248.65	3,799.18	3,643,248.65	5,778,105.17
86359BLS8	116,441.18	62,462.37	178,903.55	110,076.13	(68,827.42)	110,076.13	96,817.83
86359BU82	290,663.85	(87,421.09)	203,242.76	80,989.75	(122,253.01)	80,989.75	151,103.21
86359DUV7	179,245.29	(49,349.89)	129,895.40	100,228.40	(29,667.00)	100,228.40	135,607.50
86359DXD4	294,266.16	(226,143.96)	68,122.20	68,122.20	-	68,122.20	63,993.01
86359LRC5	384,170.49	(257,490.29)	126,680.20	126,661.96	(18.24)	126,661.96	346,786.86
86359LRW1	28,679,892.40	(1,510,541.26)	27,169,351.14	26,475,123.11	(694,228.03)	26,475,123.11	15,136,386.82
86359LSM2	2,030,257.81	(81,453.31)	1,948,804.50	1,816,551.68	(132,252.82)	1,816,551.68	1,064,313.36

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
86360JAA9	$14,543,741.26	$(532,562.71)	$14,011,178.55	$13,930,147.54	$(81,031.01)	$13,930,147.54	$8,109,614.85
86360JAE1	12,649,846.35	(761,646.33)	11,888,200.02	11,813,112.90	(75,087.12)	11,813,112.90	6,503,599.28
86360JAN1	5,595,458.98	(379,004.23)	5,216,454.75	5,147,847.78	(68,606.97)	5,147,847.78	2,625,609.16
86360KAF5	46,798,820.18	(2,955,673.08)	43,843,147.10	41,980,382.44	(1,862,764.66)	41,980,382.44	24,515,561.95
86360NAS1	1,233,351.06	810,834.20	2,044,185.26	318.15	(2,043,867.11)	318.15	1,666,540.94
86360PAD9	83,766.14	(4,763.24)	79,002.90	67,324.16	(11,678.74)	67,324.16	33,421.56
86360UAF3	5,521,288.04	(305,067.73)	5,216,220.31	5,102,465.72	(113,754.59)	5,102,465.72	2,864,885.94
86361EAM3	17,440.33	-	17,440.33	5,713.02	(11,727.31)	5,713.02	10,628.07
86361EAP6	9,042.00	-	9,042.00	3,046.79	(5,995.21)	3,046.79	8,085.00
86361EAQ4	-	2,346.27	2,346.27	655.03	(1,691.24)	655.03	2,523.50
86361HAA2	17,428,577.52	(684,001.96)	16,744,575.56	16,272,295.53	(472,280.03)	16,272,295.53	11,183,221.05
86361HAB0	11,651,742.66	(711,528.52)	10,940,214.14	10,943,104.96	2,890.82	10,943,104.96	7,842,308.99
86361HAZ7	-	9,594.00	9,594.00	3,464.37	(6,129.63)	3,464.37	39,630.00
86361HBA1	6,110.00	(3,826.40)	2,283.60	1,615.57	(668.03)	1,615.57	15,080.00
86362HAA1	14,588,619.53	(1,066,556.23)	13,522,063.30	12,561,288.69	(960,774.61)	12,561,288.69	7,147,203.91
86362HAH6	5,829.67	(3,177.69)	2,651.98	296.68	(2,355.30)	296.68	5,229.45
86362PAD7	253,545.94	(27,191.50)	226,354.44	122,110.19	(104,244.25)	122,110.19	71,430.42
86362XAV0	1,451.32	(1,120.95)	330.37	157.21	(173.16)	157.21	1,408.40
86363DAA9	13,760,475.45	(607,499.93)	13,152,975.52	12,694,054.56	(458,920.96)	12,694,054.56	7,142,217.23
86363HAB8	6,376,543.00	(237,447.51)	6,139,095.49	5,565,177.12	(573,918.37)	5,565,177.12	4,530,229.01
86363MAB7	5,202,696.47	(778,973.65)	4,423,722.82	3,978,852.21	(444,870.61)	3,978,852.21	2,186,856.00
86789MAP2	847,733.08	(457,943.46)	389,789.62	242,367.80	(147,421.82)	242,367.80	358,044.59
86800RAL5	1,972.56	-	1,972.56	-	(1,972.56)	-	-
872224AD2	20,349,000.00	-	20,349,000.00	19,360,265.50	(988,734.50)	19,360,265.50	9,799,142.34
872224AK6	119,332.16	(36,863.87)	82,468.29	28,832.86	(53,635.43)	28,832.86	124,089.68
872224AL4	40,816.07	(15,155.23)	25,660.84	25,660.84	-	25,660.84	43,894.13
872225AL1	93,706.50	(20,398.07)	73,308.43	73,308.44	0.01	73,308.44	230,995.55
872225AN7	30,641.99	(5,311.42)	25,330.57	25,330.58	0.01	25,330.58	98,001.41
872225AP2	22,599.87	219.29	22,819.16	22,819.15	(0.01)	22,819.15	92,891.37
872227AE3	8,031,420.99	(2,572,709.22)	5,458,711.77	5,313,561.29	(145,150.48)	5,313,561.29	3,957,824.24
872227AM5	181,133.95	(72,466.01)	108,667.94	36,583.13	(72,084.81)	36,583.13	177,935.23
87222EAJ7	31,009.62	24,043.08	55,052.70	13,908.37	(41,144.33)	13,908.37	73,001.72
87222PAN3	38,080.84	(17,273.04)	20,807.80	200.00	(20,607.80)	200.00	143,389.20
88156UAW0	-	45,750.00	45,750.00	45,750.00	-	45,750.00	30,500.00
88157QAL2	1,421,102.70	(457,898.05)	963,204.65	963,204.69	0.04	963,204.69	1,138,231.57
885220FS7	9,844,604.42	-	9,844,604.42	9,832,724.56	(11,879.86)	9,832,724.56	7,823,585.17
89789KAC9	30,127.35	(764.85)	29,362.50	11,270.83	(18,091.67)	11,270.83	27,000.00
92719UAM4	236,222.89	-	236,222.89	25,074.93	(211,147.96)	25,074.93	70,654.57
929227ZF6	52,265.55	(3,165.49)	49,100.06	49,100.06	-	49,100.06	124,067.66
92922F4M7	5,344,586.68	(19,929.97)	5,324,656.71	5,324,656.71	-	5,324,656.71	2,886,624.09
92922F5T1	9,171,169.14	(78,835.36)	9,092,333.78	9,092,333.78	-	9,092,333.78	5,914,578.69
92922F6E3	385,454.75	(77,583.33)	307,871.42	307,871.43	0.01	307,871.43	325,577.47
92922F7A0	2,238,246.59	-	2,238,246.59	1,699,451.30	(538,795.29)	1,699,451.30	1,020,525.22
92922F7Q5	12,554,648.32	(253,583.51)	12,301,064.81	12,300,269.04	(795.77)	12,300,269.04	6,680,797.65
92922FB72	1,559,125.74	-	1,559,125.74	1,554,057.51	(5,068.23)	1,554,057.51	937,789.79
92922FNW4	1,660,454.29	(123,016.17)	1,537,438.12	1,537,438.12	-	1,537,438.12	1,051,794.32
92922FQ76	789,417.30	(75,348.83)	714,068.47	494,472.77	(219,595.70)	494,472.77	288,547.16
92922FTJ7	1,833,244.40	(49,499.34)	1,783,745.06	1,756,138.52	(27,606.54)	1,756,138.52	1,176,690.61
92922FW61	2,327,563.81	(346,606.29)	1,980,957.52	1,873,062.99	(107,894.53)	1,873,062.99	1,192,605.33
92922FWU8	5,183,643.59	-	5,183,643.59	5,101,570.58	(82,073.01)	5,101,570.58	2,713,875.21
92922FZF8	11,146,213.55	(41,378.71)	11,104,834.84	11,104,834.84	-	11,104,834.84	7,900,401.88
92925CBB7	5,531,172.53	(24,538.49)	5,506,634.04	5,505,277.92	(1,356.12)	5,505,277.92	3,213,112.92
92926SAB2	58,318.93	(922.61)	57,396.32	50,378.73	(7,017.59)	50,378.73	38,707.45

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
92926SAE6	$3,786,053.39	$144,000.25	$3,930,053.64	$3,107,030.73	$(823,022.91)	$3,107,030.73	$2,680,808.31
92977YAY7	2,719,007.55	414,130.93	3,133,138.48	2,868,059.48	(265,079.00)	2,868,059.48	94,172.41
92978EAA2	1,890,306.44	-	1,890,306.44	1,656,110.40	(234,196.04)	1,656,110.40	1,482,263.15
93363CAF6	715,176.15	-	715,176.15	676,140.30	(39,035.85)	676,140.30	683,550.19
9393363A9	627,474.62	-	627,474.62	529,631.30	(97,843.32)	529,631.30	489,247.67
9393365V1	2,586,237.08	(269,112.39)	2,317,124.69	2,293,666.96	(23,457.73)	2,293,666.96	1,822,659.77
939336PT4	391,940.06	(122,328.61)	269,611.45	269,620.10	8.65	269,620.10	210,258.96
939336U35	1,970,462.37	(76,525.93)	1,893,936.44	1,893,979.36	42.92	1,893,979.36	1,738,382.89
93934FHC9	12,194,405.07	(1,040,681.96)	11,153,723.11	11,079,857.85	(73,865.26)	11,079,857.85	6,594,274.54
93934FHK1	125,978.62	(89,806.95)	36,171.67	36,171.66	(0.01)	36,171.66	150,363.33
93934FHL9	113.36	(761.93)	(648.57)	379.14	1,027.71	379.14	1,287.75
93934FJQ6	23,928,084.11	(2,524,843.98)	21,403,240.13	21,112,966.43	(290,273.70)	21,112,966.43	11,840,531.31
93934FMJ8	320,639.91	384,301.34	704,941.25	309,537.78	(395,403.47)	309,537.78	619,871.43
93934XAB9	2,779,422.93	(37,957.41)	2,741,465.52	2,365,617.00	(375,848.52)	2,365,617.00	2,147,559.47
93935AAE2	538,344.76	322,155.31	860,500.07	778,895.46	(81,604.61)	778,895.46	722,756.73
93935GAJ8	204,824.70	(20,348.81)	184,475.89	184,475.85	(0.04)	184,475.85	400,667.47
93935LAG3	352,542.75	195,529.97	548,072.72	380,550.36	(167,522.36)	380,550.36	256,255.23
93935WAP9	3,734.16	(1,009.22)	2,724.94	558.78	(2,166.16)	558.78	749.62
93935WAQ7	213.83	-	213.83	-	(213.83)	-	-
93936JAM4	344,464.75	76,650.92	421,115.67	15,796.16	(405,319.51)	15,796.16	158,641.85
941034AD2	257,293.51	(84,240.51)	173,053.00	173,053.00	-	173,053.00	225,090.30
941574AG0	7,340,873.94	(1,616,039.00)	5,724,834.94	5,222,700.00	(502,134.94)	5,222,700.00	450,000.00
9497EVAF2	18,903.75	12,699.04	31,602.79	18,528.82	(13,073.97)	18,528.82	24,886.44
94980MAB4	51,701.22	-	51,701.22	-	(51,701.22)	-	-
94981PAG5	802,955.86	1,280,654.46	2,083,610.32	1,993,300.87	(90,309.45)	1,993,300.87	368,612.09
94981VAX5	1,188,385.23	(3,379.86)	1,185,005.37	1,185,005.37	-	1,185,005.37	1,167,253.01
94983CAJ6	22,596,075.06	(3,685.55)	22,592,389.51	22,592,389.52	0.01	22,592,389.52	19,042,096.00
94983TAE0	13,778,384.20	(9,809.29)	13,768,574.91	13,768,647.54	72.63	13,768,647.54	11,891,147.08
94983VAC9	10,613,691.73	(1,094,464.14)	9,519,227.59	9,528,559.05	9,331.46	9,528,559.05	7,833,355.09
94985JAG5	19,506,806.93	(924,368.23)	18,582,438.70	18,456,891.56	(125,547.14)	18,456,891.56	12,376,584.08
984582AA4	6,248,076.68	(378,282.85)	5,869,793.83	4,767,458.80	(1,102,335.03)	4,767,458.80	4,272,181.96
984582AB2	102,579.32	(33,344.79)	69,234.53	16,425.16	(52,809.37)	16,425.16	100,679.29
L26479NN8	2,022,238.45	(518,182.51)	1,504,055.94	1,237,993.81	(266,062.13)	1,237,993.81	1,441,266.57
L26480MN7	1,956,398.74	(1,294,652.03)	661,746.71	887,037.64	225,290.93	887,037.64	348,503.40
N2874AAB7	7,848,850.24	(3,145,633.23)	4,703,217.01	5,052,572.40	349,355.39	5,052,572.40	1,053,648.00
Totals	$2,953,442,689.02	$(106,853,708.32)	$2,846,588,980.70	$2,700,948,264.43	$(145,640,716.27)	$2,700,948,264.43	$1,692,409,639.54

PART C

OTHER INFORMATION

Item 26.    Exhibits

Exhibit (a)	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account – Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-22557) filed February 28, 1997

Exhibit (b)	Not Applicable

Exhibit (c)	i.	Underwriting and Servicing Agreement dated May 1, 1996 by and between MML Investors Services, Inc. and Massachusetts Mutual Life Insurance Company on behalf of Massachusetts Mutual Variable Life Separate Account I – Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-22557) filed February 28, 1997

		a.	Amendment Nos. 1, 2, 3, 4, 5, 6, and 7 dated August 5, 1997, December 15, 1997, December 21, 1998, April 1, 2002, March 31, 2006, March 31, 2007, March 31, 2008 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6 (File No. 333-150916) filed April 25, 2012

	ii.	Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated May 1, 1996 MML Distributors, LLC and Massachusetts Mutual Life Insurance Company on behalf of Massachusetts Mutual Variable Life Separate Account I – Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-22557) filed February 28, 1997

		a.	Amendments No. 1, 2, 3, 4, and 5 dated as of August 15, 1997, August 31, 1998, December 20, 2004, March 31, 2006, and March 31, 2007 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

		b.	Amendment No. 6 dated as of March 31, 2008 to MMLD Underwriting and Servicing Agreement – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6 (File No. 333-150916) filed April 25, 2012

	iii.	Template for Insurance Products Distribution Agreement (Version 4/08) MML Distributors, LLC and Massachusetts Mutual Life Insurance Company and C. M. Life Insurance Company and MML Bay State Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed April 28, 2009

		a.	Template Amendment for Insurance Product Distribution Agreement (Version 4/08) MML Distributors, LLC and Massachusetts Mutual Life Insurance Company and C. M. Life Insurance Company and MML Bay State Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed April 28, 2009

	iv.	Template for Insurance Products Distribution Agreement (Version 12/09) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6 (File No. 333-150916) filed April 25, 2012

Exhibit (d)	i.	Form of Flexible Premium Adjustable Variable Life Certificate with Variable Rider – Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-22557) filed February 28, 1997

	ii.	Form of Accidental Death and Dismemberment Rider – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-6 (File No. 333-22557) filed February 20, 2003

	iii.	Form of Waiver of Monthly Charges Rider – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-6 (File No. 333-22557) filed February 20, 2003

	iv.	Form of Accelerated Benefits Rider – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-6 (File No. 333-22557) filed February 20, 2003

Exhibit (e)	Application for Flexible Premium Adjustable Variable Life Certificate with Variable Rider *

Exhibit (f)	i.	Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement on Form N-6 (File No. 333-50410) filed November 24, 2008

	ii.	By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 10, 2002 – Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-150916) filed May 14, 2008

Exhibit (g)	Reinsurance Contracts

	i.	Hannover Life Reassurance Company of America

		a1.	Automatic YRT Agreement effective April 1, 2005 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company and Hannover Life Reassurance Co. of America) and amendments effective April 1, 2005, April 1, 2006, September 1, 2006, February 9, 2007, April 1, 2007, January 1, 2008, April 1, 2008, July 1, 2008, and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6 (File No. 333-22557) filed April 28, 2009

			1.	Amendments dated November 20, 2008, January 1, 2009 (Part II), and August 27, 2009, effective April 1, 2005 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-6 (File No. 333-22557) filed April 27, 2010

			2.	Amendment dated August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6 (File No. 333-65887) filed April 26, 2011

			3.	Amendments dated July 1, 2008, April 1, 2009, and January 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-22557) filed April 27, 2011

			4.	Amendment effective August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-22557) filed April 25, 2012

			5.	Amendments effective April 1, 2012 and April 20, 2013 *

		a2.	Automatic YRT Agreement effective April 1, 2010 (NY Business Only) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-22557) filed April 27, 2011

			1.	Amendment effective August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-22557) filed April 25, 2012

			2.	Amendments effective April 1, 2012 and April 20, 2013 *

	ii.	Hartford Life and Accident Insurance Company

		a1.	Automatic/Facultative YRT Agreement effective April 1, 2005 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company and Hartford Life and Accident Insurance Company) and amendments effective April 1, 2005, March 9, 2006, April 1, 2006, September 1, 2006, February 9, 2007, April 1, 2007, February 1, 2008, April 1, 2008, April 1, 2008, July 1, 2008, and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6 (File No. 333-22557) filed April 28, 2009

			1.	Amendments dated November 20, 2008 and January 1, 2009 (Part II) – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-6 (File No. 333-22557) filed April 27, 2010

			2.	Amendments dated April 1, 2005, July 1, 2008, April 1, 2009, August 1, 2009, January 1, 2010, and January 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-22557) filed April 27, 2011

			3.	Amendments effective April 1, 2010 and August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-22557) filed April 25, 2012

			4.	Amendment effective April 1, 2012 *

		a2.	Automatic/Facultative YRT Agreement effective April 1, 2010 (NY Business Only) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-22557) filed April 27, 2011

			1.	Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-22557) filed April 25, 2012

			2.	Amendment effective April 1, 2012 – Incorporated by reference Post-Effective Amendment No. 18 to Registration Statement on Form N-6 (File No. 333-22557, Exhibit 26 (g) ii.a1.4) filed on or about April 24, 2013

	iii.	Munich American Reassurance Company

		a1.	Automatic/Facultative YRT Agreement effective April 1, 2005 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company and Munich American Reassurance Company) and amendments effective April 1, 2005, September 1, 2006, February 9, 2007, April 1, 2007, January 1, 2008, April 1, 2008, July 1, 2008, and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6 (File No. 333-22557) filed April 28, 2009

			1.	Amendments dated November 20, 2008 and January 1, 2009 (Part II) – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-6 (File No. 333-22557) filed April 27, 2010

			2.	Amendments dated July 1, 2008, April 1, 2009, January 1, 2010, and January 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-22557) filed April 27, 2011

			3.	Amendment effective April 1, 2005 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-6 (File No. 333-150916) filed on or about April 23, 2013

			4.	Amendments effective April 1, 2012 and April 20, 2013 *

		a2.	Automatic/Facultative YRT Agreement effective April 1, 2010 (NY Business Only) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-22557) filed April 27, 2011

			1.	Amendment effective April 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-6 (File No. 333-150916) filed on or about April 23, 2013

			2.	Amendments effective April 1, 2012 and April 20, 2013 *

	iv.	RGA Reinsurance Company

		a1.	Automatic/Facultative YRT Agreement effective April 1, 2005 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company and RGA Reinsurance Company) and amendments effective April 1, 2005, April 1, 2005, February 1, 2006, September 1, 2006, February 9, 2007, August 10, 2007, January 1, 2008, February 1, 2008, and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6 (File No. 333-22557) filed April 28, 2009

			1.	Amendments dated November 20, 2008 and January 1, 2009 (Part II) – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-6 (File No. 333-22557) filed April 27, 2010

			2.	Amendment effective August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6 (File No. 333-65887) filed April 26, 2011

			3.	Amendments dated July 1, 2008 and January 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-22557) filed April 27, 2011

			4.	Amendment effective August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6 (File No. 333-150916) filed April 25, 2012

			5.	Amendments effective February 1, 2012 and April 1, 2012 *

		a2.	Automatic/Facultative YRT Agreement effective April 1, 2010 (NY Business Only) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-22557) filed April 27, 2011

	v.	Scottish Re (U.S) Inc.

		a1.	Automatic YRT Agreement effective April 1, 2005 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company and Scottish Re (U.S.) Inc.)amendments effective April 1, 2005, April 1, 2006, September 1, 2006, February 9, 2007, April 1, 2007, April 1, 2008, July 1, 2008, and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6 (File No. 333-22557) filed April 28, 2009

			1.	Amendments dated November 20, 2008, and August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-22557) filed April 27, 2011

			2.	Amendment effective August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-22557) filed April 25, 2012

	vi.	Swiss Re Life & Health America Inc.

		a1.	Automatic and Facultative YRT Agreement effective April 1, 2005 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company and Swiss Re Life & Health America Inc.)and amendments effective April 1, 2005, April 1, 2006, September 1, 2006, February 9, 2007, April 1, 2007, January 1, 2008, February 1, 2008, April 1, 2008, July 1, 2008, and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6 (File No. 333-22557) filed April 28, 2009

			1.	Amendments dated November 20, 2008 and January 1, 2009 (Part II) – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-6 (File No. 333-22557) filed April 27, 2010

			2.	Amendment dated August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-150916) filed April 26, 2011

			3.	Amendments dated April 1, 2005, July 1, 2008, April 1, 2009, January 1, 2010, and January 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-22557) filed April 27, 2011

			4.	Amendment effective February 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-22557) filed April 25, 2012

			5.	Amendments effective February 1, 2012 and April 1, 2012 *

		a2.	Automatic and Facultative YRT Agreement effective April 1, 2010 (NY Business Only) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-22557) filed April 27, 2011

			1.	Amendment effective February 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement on Form N-6 (File No. 333-22557, Exhibit 26 (g) vi.a1.5) filed on or about April 24, 2013

			2.	Amendment effective April 1, 2012 *

Exhibit (h)	i.	Participation, Selling, Servicing Agreements:

	a.	American Century

		a1.	Shareholder Services Agreement dated as of May 14, 1998 (American Century Investment Management, Inc., Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-22557) filed April 25, 2012

			i.	Amendments Nos. 1, 2, 3 and 4 dated and effective as of May 1, 1999, September 1, 1999, January 1, 2000 and August 1, 2003 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

		ii.	Amendment No. 5 effective as of November 1, 2008 – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-6 (File No. 333-50410) filed April 28, 2009

		iii.	Amendment No. 6 effective as of March 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-22557) filed April 25, 2012

b.	Fidelity Funds

	b1.	Participation Agreement dated May 1, 1998 (Variable Insurance Products Fund II, Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

		i.	Fidelity Variable Insurance Products Fund II – Amendments effective May 1, 1998 and April 15, 2001 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

		ii.	Fidelity Variable Insurance Fund II – Amendment effective June 30, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

	b2.	Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4 (File No. 333-45039) filed April 25, 2012

c.	MFS Funds

	c1.	MFS Variable Insurance Trust – Participation Agreement dated September 4, 1998 (MFS Variable Insurance Trust, Massachusetts Mutual Life Insurance Company and Massachusetts Financial Services Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-22557) filed April 25, 2012

		i.	Amendments Nos. 1, 2, 3, 4, and 5 effective August 19, 1999, April 1, 2000, November 17, 2000, and November 16, 2001 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-22557) filed April 25, 2012

		ii.	Amendments Nos. 6 and 7 dated September 2003 and August 1, 2004 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

		iii.	Amendment dated May 1, 2007 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement on Form N-6 (File No. 333-50410) filed November 24, 2008

		iv.	Amendment No. 9 effective May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-22557) filed April 25, 2012

d.	MML Funds

	d1.	Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company)– Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement on Form N-1A (File No. 2-39334) filed August 22, 2007

		i.	First Amendment – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

		iii.	Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-150916) filed April 27, 2010

		iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement on Form N-1A (File No. 2-39334) filed March 2, 2011

		v.	Fifth Amendment dated August 28, 2012 – – Incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 2-39334) filed March 1, 2013

e.	MML II Funds

	e1.	Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-1A (File No. 333-122804) filed April 30, 2008

		i.	First Amendment – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

		iii.	Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-150916) filed April 27, 2010

		iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A (File No. 333-122804) filed March 2, 2011

		v.	Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4 (File No. 333-45039) filed April 25, 2012

		vi.	Sixth and Seventh Amendments dated and effective August 28, 2012 and November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A (File No. 333-122804) filed March 1, 2013

f.	Oppenheimer Funds

		f1.	Participation Agreement, entered into as of May 1, 2006 and executed on November 20, 2007, (Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

			i.	Amendment No. 1 effective April 3, 2008 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed April 28, 2009

			ii.	Amendment No. 2 effective June 8, 2009 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-150916) filed April 27, 2010

			iii.	Amendment No. 3 effective October 13, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4 (File No. 333-45039) filed April 25, 2012

	g.	Panorama Funds

		g1.	Participation Agreement dated May 1, 2006 (Panorama Series Fund, Inc., OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

			i.	Amendment No. 1 effective April 3, 2008 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed April 28, 2009

			ii.	Amendment No. 2 effective June 8, 2009 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-150916) filed April 27, 2010

			iii.	Amendment No. 3 effective October 13, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4 (File No. 333-45039) filed April 25, 2012

	h.	T. Rowe Price Funds

		h1.	Participation Agreement dated as of June 1, 1998 (T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-22557) filed April 25, 2012

			i.	Amendments effective December 15, 1999 (T. Rowe Price Fixed Income Series, Inc., becomes a party), May 1, 2006, and January 7, 2008 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

			ii.	Amendment effective March 21, 2013 *

	ii.	Shareholder Information Agreements

		a.	American Century Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

		b.	Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

		c.	MFS Fund Distributors, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

		d.	MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

		e.	MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

		f.	OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

		g.	T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-6 (File No. 333-22557) filed April 27, 2010

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	Consent of Independent Registered Public Accounting Firm – KPMG LLP *

	ii.	Powers of Attorney

Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement No. 333-150916, filed on or about April 23, 2013 for:

Laura J. Sen

Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4 (File No. 333-45039) filed April, 25, 2012 for:

		Cristóbal I. Conde	H. Todd Stitzer

		Gregory Deavens	Thomas C. Barry

Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-150916) filed April 27, 2010 for:

		Roger W. Crandall	Robert A. Essner

		Michael T. Rollings	Raymond W. LeBoeuf

		Kathleen A. Corbet	Cathy E. Minehan

		James H. DeGraffenreidt, Jr.	Marc F. Racicot

		Patricia Diaz Dennis	William T. Spitz

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	SEC Procedures Memorandum dated April 22, 2013, describing Massachusetts Mutual Life Insurance Company issuance, transfer, and redemption procedures for the Policy *

*	filed herewith

Item 27. Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Thomas C. Barry, Director 320 Park Avenue, 28th Floor New York, NY 10022	Raymond W. LeBoeuf, Director 1590 Galleon Drive Naples, FL 34102-7716

Cristóbal I. Conde, Director 255 E. 74th St., Apt. PH2 New York, NY 10021	Cathy E. Minehan, Director 128 Beacon Street Boston, MA 02116

Kathleen A. Corbet, Director 49 Cross Ridge Road New Canaan, CT 06840	Marc Racicot, Director 28013 Swan Cove Drive Bigfork, MT 59911

Roger W. Crandall, Director, Chairman 1295 State Street B101 Springfield, MA 01111	Laura J. Sen, Director 90 Babcock Street Brookline, MA 02446

James H. DeGraffenreidt, Jr., Director 1340 Smith Avenue Suite 200 Baltimore, MD 21209	William T. Spitz, Director 16 Wynstone Nashville, TN 37215

Patricia Diaz Dennis, Director 103 Devine Road San Antonio, TX 78212	H. Todd Stitzer, Director 1312 Casey Key Road Nokomis, FL 34275
Robert A. Essner, Director 1301 Westway Drive Sarasota, FL 34236 Officers of Massachusetts Mutual Life Insurance Company

Todd G. Picken, Corporate Vice President and Treasurer 1295 State Street Springfield, MA 01111	Gregory Deavens, Senior Vice President and Controller 1295 State Street Springfield, MA 01111

Roger W. Crandall, President and Chief Executive Officer (principal executive officer)

1295 State Street B101

Springfield, MA 01111

Mark Roellig, Executive Vice President and General Counsel

1295 State Street

Springfield, MA 01111

Michael T. Rollings, Executive Vice President and Chief Financial Officer

1295 State Street

Springfield, MA 01111

Elaine A. Sarsynski, Executive Vice President

1295 State Street

Springfield, MA 01111

Michael Fanning, Executive Vice President

1295 State Street

Springfield, MA 01111

Melvin Corbett, Executive Vice President and Chief Investment Officer

1295 State Street

Springfield, MA 01111

Christine Peaslee, Vice President, Corporate Secretary & Counsel

1295 State Street

Springfield, MA 01111

Debra Palermino, Executive Vice President

1295 State Street

Springfield, MA 01111

Robert Casale, Executive Vice President & Chief Information Officer

1295 State Street

Springfield, MA 01111

Elizabeth Chicares, Executive Vice President & Chief Enterprise Risk Officer

1295 State Street

Springfield, MA 01111

Douglas Russell, Senior Vice President 1295 State Street Springfield, MA 01111	Susan Cicco, Vice President & Chief of Staff 1295 State Street Springfield, MA 01111

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Incorporated herein by reference to Item 28 in Post-Effective Amendment No. 5 to Registration Statement on Form N-6 for Massachusetts Mutual Variable Life Separate Account I (File No. 333-150916), as filed with the Securities and Exchange Commission on or about April 23, 2013.

Item 29.	Indemnification

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

Article	V. of the Bylaws of MassMutual provides for indemnification of directors and officers as follows:

“Article	V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 30. Principal Underwriters

(a) MML Distributors, LLC (“MML Distributors”) and MML Investors Services, LLC (“MMLIS”), subsidiaries of Massachusetts Mutual Life Insurance Company, act as principal underwriters for contracts/policies that utilize registered separate accounts of Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company. MMLIS serves as principal underwriter of the contracts/policies sold by its registered representatives, and MML Distributors serves as principal underwriter of the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MML Distributors and MMLIS either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II, MassMutual Premier Funds, MassMutual Select-Funds, and certain series of the MML Series Investment Fund and MML Series Investment Fund II.

MML Distributors also acts as principal underwriter for certain contracts/policies that utilize the following registered separate accounts of the Hartford Insurance Company:

Hartford Life Insurance Company – Separate Account Two

Hartford Life Insurance Company – Separate Account Two (DC Variable Account I)

Hartford Life Insurance Company – Separate Account Two (DC Variable Account II)

Hartford Life Insurance Company – Separate Account Two (QP Variable Account)

Hartford Life Insurance Company – Separate Account Two (NQ Variable Account)

Hartford Life Insurance Company – Separate Account Eleven

Hartford Life Insurance Company – Separate Account Twelve

(b) MML Distributors, LLC and MML Investors Services, LLC are the principal underwriters for the policies. The following people are officers and member representatives of MML Distributors, LLC and officers and directors of MML Investors Services, LLC:

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Elaine A. Sarsynski	Chief Executive Officer and President	1295 State Street Springfield, MA 01111-0001

Nathan Hall	Chief Financial Officer and Treasurer	1295 State Street Springfield, MA 01111-0001

Michael Fanning	Member Representative Insurance Operations Supervisor	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Jennifer Dupuis-Krause	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Barbara Upton	Assistant Vice President Chief Compliance Officer	1295 State Street Springfield, MA 01111-0001

Stephen Alibozek	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Susan Scanlon	Vice President	1295 State Street Springfield, MA 01111-0001

Donna Watson	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	100 Bright Meadow Blvd. Enfield, CT 06082

Todd Cyboron	Chief Technology Officer	1295 State Street Springfield, MA 01111-0001

H. Bradford Hoffman	Chief Risk Officer	1295 State Street Springfield, MA 01111-0001

Eric Wietsma	Vice President	1295 State Street Springfield, MA 01111-0001

Christine Peaslee	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Richard Zayicek	Vice President	200 Cape Cod Way Moorseville, NC 28117

Mario Morton	Registration Manager	1295 State Street Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
Michael Fanning	Chairman of the Board & Chief Executive Officer	*

John Vaccaro	President, Agency Field Force Supervisor, Board Member	*

William F. Monroe, Jr.	Vice President, Chief Operating Officer	*

Nathan Hall	Chief Financial Officer, Treasurer and Assistant Vice President	*

Todd Cyboron	Chief Technology Officer	*

Christine Frederick	Chief Compliance Officer	*

Susan Scanlon	Deputy Chief Compliance Officer	*

AML Compliance Officer

James Puhala	Deputy Chief Compliance Officer	*

Mark Viviano	Co-Chief Operations Officer and Assistant Vice President	*

Mark Larose	Co-Chief Operations Officer and Assistant Vice President,	*

Kenneth M. Rickson	Field Risk Officer, Agency Vice President	*

Robert S. Rosenthal	Chief Legal Officer, Vice President, Associate General Counsel and Secretary	*

Douglas Russell	Vice President	*

Wendy Benson	Vice President	*

Mathew Verdi	Assistant Vice President	*

Mary S. Block	Vice President and Assistant Secretary	*

Edward K. Duch, III	Assistant Secretary	*

Jennifer L. Dupuis-Krause	Assistant Secretary	*

Christine Peaslee	Assistant Secretary	*

Bruce C. Frisbie	Assistant Treasurer	**

Kevin LaComb	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Kathy Rogers	Continuing Education Officer	*

Thomas H. Jurkowski	Agency Vice President	*

Edward Youmell	Agency Vice President	*

Joseph Sparacio	Agency Vice President	9830 E. Granite Peak Trail Scottsdale, AZ 85262

Michael St. Clair	Agency Vice President	*

Richard Bourgeois	Vice President	*

Francine Reipold	Vice President	*

Mario Morton	Assistant Vice President and Regional Manager	*

Anthony Frogameni	Chief Privacy Officer, Assistant Vice President	*

Elaine Gruet	Assistant Vice President	*

Michael Rollings	Board Member	*

Elizabeth Ward Chicares	Board Member	*

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

(c)	Compensation From the Registrant

Name	Commissions	Other Compensation
MML Distributors, LLC	$596,480	$110,275
MML Investors Services, LLC	$1,509,466	$1,098,537

Item 31.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32.	Management Services

Not Applicable

Item 33	Fee Representation

REPRESENTATION UNDER SECTION 26(f)(2)(A) OF

THE INVESTMENT COMPANY ACT OF 1940

With respect to the policy described in this Registration Statement, Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the Variable Rider to the Group Universal Life Insurance Certificate, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 18 to Registration No. 333-22557 under Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Springfield and the Commonwealth of Massachusetts on the 22nd day of April, 2013.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

By	Roger W. Crandall*
Roger W. Crandall
President and Chief Executive Officer (principal executive officer)
Massachusetts Mutual Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment No. 18 to Registration Statement No. 333-22557 has been signed by the following persons, as officers and directors of the Depositor, in the capacities and on the dates indicated.

Signature	Title	Date

ROGER W. CRANDALL*	Director and Chief Executive Officer (principal executive officer)	April 22, 2013
Roger W. Crandall

MICHAEL T. ROLLINGS* Michael T. Rollings	Chief Financial Officer (principal financial officer)	April 22, 2013

GREGORY DEAVENS* Gregory Deavens	Controller (principal accounting officer)	April 22, 2013

THOMAS C. BARRY* Thomas C. Barry	Director	April 22, 2013

CRISTÓBAL I. CONDE* Cristóbal I. Conde	Director	April 22, 2013

KATHLEEN A. CORBET* Kathleen A. Corbet	Director	April 22, 2013

JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 22, 2013

PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 22, 2013

ROBERT ESSNER* Robert Essner	Director	April 22, 2013

RAYMOND W. LEBOEUF* Raymond W. LeBoeuf	Director	April 22, 2013

CATHY E. MINEHAN*	Director	April 22, 2013
Cathy E. Minehan

MARC RACICOT* Marc Racicot	Director	April 22, 2013

LAURA J. SEN* Laura J. Sen	Director	April 22, 2013

WILLIAM T. SPITZ* William T. Spitz	Director	April 22, 2013

H. TODD STITZER* H. Todd Stitzer	Director	April 22, 2013

/S/ John E. Deitelbaum		April 22, 2013
*John E. Deitelbaum
As Attorney-in-Fact Pursuant to Power of Attorney

INDEX TO EXHIBITS

Exhibit (e)	Application for Flexible Premium Adjustable Variable Life Certificate with Variable Rider

Exhibit (g)	Reinsurance Contracts

	i.	a1.	5.	Hannover Life Reassurance Company of America Automatic YRT Agreement Amendments effective April 1, 2012 and April 20, 2013

	i.	a2.	2.	Hannover Life Reassurance Company of America Automatic YRT Agreement (NY) Amendments effective April 1, 2012 and April 20, 2013

	ii.	a1.	4.	Hartford Life and Accident Insurance Company Automatic/Facultative YRT Agreement Amendments effective April 1, 2012

	iii.	a1.	4.	Munich Amendments effective April 1, 2012 and April 20, 2013

	iii.	a2.	2.	Munich (NY) Amendments effective April 1, 2012 and April 20, 2013

	iv.	a1.	5.	RGA Reinsurance Company Amendments effective February 1, 2012 and April 1, 2012

	vi.	a1.	5.	Swiss Re Life & Health America Inc. Amendments effective February 1, 2012 and April 1, 2012

	vi.	a2.	2.	Swiss Re Life & Health America Inc. (NY) Amendments effective April 1, 2012

Exhibit (h)	i.	Participation Agreements, Selling, Service Agreements

		h.	h1.	ii. T. Rowe Price Amendment effective March 21, 2013

Exhibit (n)	i.	Consent of Independent Registered Public Accounting Firm—KPMG LLP

Exhibit (q)		SEC Procedures Memorandum dated April 22, 2013, describing Massachusetts Mutual Life Insurance Company issuance, transfer, and redemption procedures for the Policy